                                --  JUNE 2003  --
--------------------------------------------------------------------------------
                                IMPORTANT NOTICE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      TO SHAREHOLDERS OF
          VAN KAMPEN LATIN AMERICAN FUND
        AND VAN KAMPEN ASIAN EQUITY FUND
--------------------------------------------------------------------------------

                                                             QUESTIONS & ANSWERS

---------------------------------------
    Although we recommend that you read the complete Joint Prospectus/Proxy Statement, we have provided for your convenience a brief overview of the issues to be voted on.
---------------------------------------

Q      WHY IS A SHAREHOLDER MEETING BEING HELD?

A      Shareholders of the
Van Kampen Latin American Fund (the "Latin American Fund") are being asked to approve a proposal to reorganize the Latin American Fund into the Van Kampen Emerging Markets Fund.

Shareholders of the Van Kampen Asian Equity Fund (the "Asian Equity Fund") also are being asked to approve a proposal to reorganize the Asian Equity Fund into the Van Kampen Emerging Markets Fund.

Each of the Latin American Fund, the Asian Equity Fund and the Van Kampen Emerging Markets Fund (the "Emerging Markets Fund") generally seeks long-term capital appreciation by investing primarily in equity securities of emerging country issuers. The smaller Latin American Fund and the smaller Asian Equity Fund (each such fund being referred to herein as a "Regional Fund" or together as the "Regional Funds") focus their investments in specific geographic regions, whereas the larger Emerging Markets Fund maintains a broader geographic scope.

If the reorganization proposed for your Regional Fund is approved and completed, an account will be set up in your name and you will become a shareholder of the Emerging Markets Fund and your Regional Fund will be dissolved.

Because shareholders of each Regional Fund are being asked to consider a similar reorganization proposal (each a "Reorganization" and together the "Reorganizations"), the Board of Directors of the Regional Funds chose to use a more cost-effective Joint Prospectus/Proxy Statement to solicit shareholder approval of the Reorganizations. Please refer to the Joint Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization for each Regional Fund and for a more complete description of the Emerging Markets Fund.

Q      WHY IS EACH REORGANIZATION BEING RECOMMENDED?

A      After careful consideration, the
Board of Directors of the Latin American Fund and the Asian Equity Fund have determined that each Reorganization will benefit the respective Regional Fund's shareholders and recommends that you cast your vote

"FOR" the respective proposed Reorganization. The purposes of the proposed Reorganizations are to permit the shareholders of the Regional Funds to (i) achieve certain economies of scale from the Emerging Markets Fund's larger net asset size and the potentially lower operating expenses (excluding any fee waivers) associated therewith, (ii) eliminate the duplication of services and expenses that currently exists as a result of the separate operations of the funds and (iii) obtain potentially greater portfolio diversity and potentially lower portfolio transaction costs.

Q      WHY DOES THE JOINT PROSPECTUS/PROXY STATEMENT LIST TWO FUNDS?

A      Although each Reorganization
is the subject of a separate proposal, the rationale for each of the proposed Reorganizations is substantially similar and it is cost-effective to have a Joint Prospectus/Proxy Statement and meeting.

Q WHAT HAPPENS IF ONE REGIONAL FUND'S SHAREHOLDERS APPROVE ITS REORGANIZATION AND THE OTHER REGIONAL FUND'S SHAREHOLDERS DO NOT?

A      An unfavorable vote on the
proposed Reorganization by the shareholders of either the Latin American Fund or the Asian Equity Fund will not affect the implementation of the Reorganization by the other fund, if the Reorganization is approved by the shareholders of the other fund.

Q      HOW WILL THE REORGANIZATION AFFECT ME?

A      Assuming shareholders
approve the proposed Reorganization for their Regional Fund, the assets and liabilities of that Regional Fund will be combined with those of the Emerging Markets Fund, an account will be set up in your name and you will receive shares of the Emerging Markets Fund and the Regional Fund will dissolve. The value of the shares you receive in the Reorganization will equal the value of the shares you own immediately prior to the Reorganization.

Q WILL I HAVE TO PAY ANY SALES LOAD, COMMISSION OR OTHER SIMILAR FEE IN CONNECTION WITH THE REORGANIZATION?

A      You will pay no sales loads or
commissions in connection with the Reorganization of your Regional Fund. As more fully discussed in the Joint Prospectus/Proxy Statement, the holding period with respect to any contingent deferred sales charge applicable to shares of the Emerging Markets Fund acquired in the Reorganization will be measured from the earlier of the time (i) the holder purchased such shares from the Regional Fund or (ii) the holder purchased shares of any other Van Kampen fund and subsequently exchanged them for shares of the Regional Fund.

Q WHAT WILL I HAVE TO DO TO OPEN AN ACCOUNT IN THE EMERGING MARKETS FUND? WHAT HAPPENS TO MY ACCOUNT IF THE REORGANIZATION IS APPROVED?

A      If the Reorganization is
approved for your Regional Fund, an account will be set up in your name and your interest in shares of the Regional Fund automatically will be converted into shares of the Emerging Markets Fund, and we will send you written confirmation that this change has taken place. You will receive the same class of shares of the Emerging Markets Fund equal in value to your class of shares of the Regional Fund. Holders of Class A shares of the Regional Fund will receive Class A shares of the Emerging Markets Fund; holders of Class B shares of the Regional Fund will receive Class B shares of the Emerging Markets Fund; and holders of Class C shares of the Regional Fund will receive Class C shares of the Emerging Markets Fund. No certificates for Emerging Markets Fund shares will be issued in connection with the Reorganization, although such certificates will be available upon request. If you currently hold certificates representing your shares of the Regional Fund, it is not necessary to return such certificates; however, shareholders may want to present such certificates to receive certificates of the Emerging Markets Fund (to simplify substantiation of and to preserve the tax basis of separate lots of shares).

Q      WILL I HAVE TO PAY ANY FEDERAL TAXES AS A RESULT OF THE REORGANIZATION?

A      Each Reorganization is
intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. If a Reorganization so qualifies for a Regional Fund, in general, shareholders of the Regional Fund will recognize no gain or loss upon receipt solely of shares of the Emerging Markets Fund in connection with such Reorganization. Additionally, the Regional Fund would not recognize any gain or loss as a result of the transfer of all of its assets and liabilities solely in exchange for shares of the Emerging Markets Fund or as a result of its liquidation.

Q WHAT IF I REDEEM OR EXCHANGE MY SHARES OF A REGIONAL FUND BEFORE THE REORGANIZATION TAKES PLACE?

A      If you choose to redeem or
exchange your shares of a Regional Fund before the Reorganization takes place, the redemption or exchange will be treated as a normal redemption or exchange of shares and generally will be a taxable transaction, and any applicable contingent deferred sales charges will be applied.

Q      WHO IS PAYING FOR EXPENSES RELATED TO THE SPECIAL SHAREHOLDER MEETING?

A      Van Kampen Investment
Advisory Corp., the investment adviser to each of the Latin American Fund, the Asian Equity Fund and the Emerging Markets Fund, is paying the expenses related to each Reorganization, including the costs of the joint special meeting of shareholders of the Regional Funds.

Q      HOW DO I VOTE MY PROXY?

A      You may cast your vote by
mail, phone or internet. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to vote via phone or internet, please refer to the instructions found on the proxy card accompanying this proxy statement. To vote by phone or internet, you will need the "control number" that appears on the proxy card.

Q      WHOM DO I CONTACT FOR FURTHER INFORMATION?

A      You can contact your financial
adviser for further information. You may also call Van Kampen's Client Relations Department at 1-866-283-9928 (Telecommunications Device for the Deaf users may call 1-800-421-2833) or visit our website at www.vankampen.com where you can send us an e-mail message by selecting "Contact Us."

                              ABOUT THE PROXY CARD
--------------------------------------------------------------------------------

Please vote on the reorganization issue using blue or black ink to mark an X in one of the boxes provided on the proxy card.

APPROVAL OF REORGANIZATION - mark "For," "Against" or "Abstain"

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.

                                                                           PROXY
                         VAN KAMPEN LATIN AMERICAN FUND
                                       OR
                          VAN KAMPEN ASIAN EQUITY FUND

                        SPECIAL MEETING OF SHAREHOLDERS
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                                                                   FOR  AGAINST  ABSTAIN
1.   The proposal to approve the Agreement and Plan of             [ ]    [ ]      [ ]
     Reorganization.

 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                SAMPLE

                         VAN KAMPEN LATIN AMERICAN FUND
                                      AND
                          VAN KAMPEN ASIAN EQUITY FUND
                                1 PARKVIEW PLAZA
                     OAKBROOK TERRACE, ILLINOIS 60181-5555
                                 (866) 283-9928

                NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON AUGUST 13, 2003

  A joint special meeting of shareholders of Van Kampen Latin American Fund (the "Latin American Fund") and shareholders of Van Kampen Asian Equity Fund (the "Asian Equity Fund") will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555 on August 13, 2003 at 10:30 a.m. for the following purposes:

  1. a. With respect to the Latin American Fund, to approve an Agreement and Plan of Reorganization pursuant to which the Latin American Fund would
        (i) transfer all of its assets and liabilities to the Van Kampen Emerging Markets Fund in exchange for Class A, B and C shares of the Van Kampen Emerging Markets Fund, (ii) distribute such Class A, B and C shares to its shareholders and (iii) be dissolved.

     b. With respect to the Asian Equity Fund, to approve an Agreement and Plan of Reorganization pursuant to which the Asian Equity Fund would (i) transfer all of its assets and liabilities to the Van Kampen Emerging Markets Fund in exchange for Class A, B and C shares of the Van Kampen Emerging Markets Fund, (ii) distribute such Class A, B and C shares to its shareholders and (iii) be dissolved.

  2. To transact such other business as may properly be presented at the special meeting or any adjournment thereof.

  Shareholders of record as of the close of business on May 21, 2003 are entitled to vote at the special meeting or any adjournment thereof.

  THE BOARD OF DIRECTORS OF THE LATIN AMERICAN FUND AND THE ASIAN EQUITY FUND REQUEST THAT YOU VOTE YOUR SHARES BY INDICATING VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATING AND SIGNING SUCH PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

  THE BOARD OF DIRECTORS OF THE LATIN AMERICAN FUND AND THE ASIAN EQUITY FUND RECOMMENDS THAT YOU CAST YOUR VOTE:

         FOR THE REORGANIZATION AS DESCRIBED IN THE JOINT PROSPECTUS/ PROXY STATEMENT.

  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY.
                                       For the Board of Directors of
                                       the Latin American Fund and
                                       the Asian Equity Fund,

                                       A. Thomas Smith III,
                                       Vice President and Secretary

June 10, 2003
                             ---------------------

             YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY CARD
                  PROMPTLY NO MATTER HOW MANY SHARES YOU OWN.

                        JOINT PROSPECTUS/PROXY STATEMENT
                              DATED JUNE 10, 2003

      RELATING TO THE ACQUISITION OF THE ASSETS AND LIABILITIES OF EACH OF
                         VAN KAMPEN LATIN AMERICAN FUND
                                      AND
                          VAN KAMPEN ASIAN EQUITY FUND

                        BY AND IN EXCHANGE FOR SHARES OF
                        VAN KAMPEN EMERGING MARKETS FUND

  This Joint Prospectus/Proxy Statement is furnished to you as a shareholder of the Van Kampen Latin American Fund (the "Latin American Fund") and/or a shareholder of the Van Kampen Asian Equity Fund (the "Asian Equity Fund"). A joint special meeting of shareholders of the Latin American Fund and shareholders of the Asian Equity Fund will be held on August 13, 2003 to consider the items that are described below and discussed in greater detail elsewhere in this Joint Prospectus/Proxy Statement. If shareholders are unable to attend the joint special meeting or any adjournment thereof (the "Meeting"), the Board of Directors, on behalf of each of the Latin American Fund and the Asian Equity Fund, requests that you vote your shares by completing and returning the enclosed proxy.

  The purposes of the Meeting are:

  1. a. With respect to the Latin American Fund, to approve an Agreement and Plan of Reorganization (the "Latin American Fund Reorganization Agreement") pursuant to which the Latin American Fund would (i) transfer all of its assets and liabilities to the Van Kampen Emerging Markets Fund in exchange for Class A, B and C shares of the Van Kampen Emerging Markets Fund, (ii) distribute such Class A, B and C shares to its shareholders and (iii) be dissolved (collectively, the "Latin American Fund Reorganization").

     b. With respect to the Asian Equity Fund, to approve an Agreement and Plan of Reorganization (the "Asian Equity Fund Reorganization Agreement") pursuant to which the Asian Equity Fund would (i) transfer all of its assets and liabilities to the Van Kampen Emerging Markets Fund in exchange for Class A, B and C shares of the Van Kampen Emerging Markets Fund, (ii) distribute such Class A, B and C shares to its shareholders and (iii) be dissolved (collectively, the "Asian Equity Fund Reorganization").

  2. To transact such other business as may properly be presented at the Meeting.

  For purposes of this Joint Prospectus/Proxy Statement, the Latin American Fund and the Asian Equity Fund are sometimes referred to herein as a "Regional Fund" or collectively as the "Regional Funds." The Van Kampen Emerging Markets Fund (the "Emerging Markets Fund"), the Latin American Fund and the Asian Equity Fund are sometimes referred to herein as a "Fund" or collectively as the "Funds." Each of the Funds is organized as a separate series of the Van Kampen Series Fund, Inc. (the "Series Fund"), an open-end investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Latin

American Fund Reorganization Agreement and the Asian Equity Fund Reorganization Agreement are sometimes referred to herein as a "Reorganization Agreement" or collectively as the "Reorganization Agreements"; and the Latin American Fund Reorganization and the Asian Equity Fund Reorganization are sometimes referred to herein as a "Reorganization" or collectively as the "Reorganizations."

  The Board of Directors of the Series Fund (the "Board") has approved each Regional Fund's Reorganization, subject to approval by each Regional Fund's shareholders, by which each Regional Fund will be reorganized into the Emerging Markets Fund. Each of the Funds has similar investment objectives and policies and is managed by personnel from the same portfolio team. Each of the Funds generally seeks long-term capital appreciation by investing primarily in equity securities of emerging country issuers. The primary difference between the Funds is each Regional Fund's policy of focusing its investments in a specific geographic region and the risks attendant thereto.

  If a Regional Fund's shareholders approve its respective Reorganization, then that Regional Fund will transfer all of its assets and liabilities to the Emerging Markets Fund. The Emerging Markets Fund will simultaneously issue Class A, B and C shares of the Emerging Markets Fund to such Regional Fund in an amount equal to the value of the outstanding Class A, B and C shares of such Regional Fund. Immediately thereafter, the Regional Fund will make liquidating distributions of the exchanged Emerging Markets Fund Class A, B and C shares to its shareholders. After distributing these shares, the Regional Fund will dissolve itself. When a Reorganization is complete, the Regional Fund shareholders approving the Reorganization will hold Emerging Markets Fund shares. The value of the Emerging Markets Fund shares you receive in the Reorganization will equal the value of the Regional Fund shares you own immediately prior to the Reorganization. After the Reorganization(s), the Emerging Markets Fund will continue to operate with the investment objective and investment policies described in this Joint Prospectus/ Proxy Statement.

  An unfavorable vote on either of the Latin American Fund Reorganization or the Asian Equity Fund Reorganization by the shareholders of such Regional Fund will not affect implementation of the other Reorganization, if the shareholders of the other Regional Fund approve such Reorganization.

  This Joint Prospectus/Proxy Statement sets forth concisely the information shareholders of the Latin American Fund and the Asian Equity Fund should know before voting on the respective Reorganization and constitutes an offering of Emerging Markets Fund Class A, B and C shares only. Please read it carefully and retain it for future reference. A statement of additional information dated June 10, 2003, relating to this Joint Prospectus/Proxy Statement (the "Reorganization Statement of Additional Information") has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. A current prospectus for the Emerging Markets Fund (the "Emerging Markets Fund Prospectus"), dated October 25, 2002 (and as currently supplemented), has been filed with the SEC and is incorporated herein by reference. A copy of the Emerging Markets Fund Prospectus accompanies this Joint Prospectus/Proxy Statement. A prospectus for each Regional Fund, each dated October 25, 2002 (and as currently supplemented), has been filed with the SEC and is incorporated herein by reference. A statement of additional information containing additional information about each Fund as well as other series comprising the Series Fund, dated October 25, 2002 (and as currently supplemented) (the "Series Fund Statement of Additional Information"), has been filed with the SEC and is incorporated herein by reference. Copies of the foregoing may be obtained without charge by calling or writing the respective Fund as described below. If you wish to request the Reorganization Statement of Additional Information, please ask for the "Reorganization Statement of Additional Information." IN ADDITION, EACH OF THE FUNDS WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND SUBSEQUENT SEMI-ANNUAL REPORT, IF ANY, TO A SHAREHOLDER UPON REQUEST. Requests for documents should be directed to Van Kampen Client Relations by calling 1-866-283-9928 (TDD users may call 1-800-421-2833) or by writing to the respective Fund at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555. Copies of each Fund's most recent prospectus, annual report and semi-annual report can also be obtained on a website maintained by Van Kampen Investments Inc. at www.vankampen.com. Information filed by the Funds with the SEC can be reviewed and copied at the SEC's Public Reference Room, which is located at 450 Fifth Street, N.W., Washington, D.C. 20549, or from the SEC's website at www.sec.gov. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of the duplicating fee, by electronic request to the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

  The Board knows of no business other than that discussed above that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.
                             ---------------------

  No person has been authorized to give any information or make any representation not contained in this Joint Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.
                             ---------------------

  NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE REGULATOR HAS APPROVED OR DISAPPROVED OF THESE SHARES OR PASSED UPON THE ADEQUACY OF THIS JOINT PROSPECTUS/PROXY STATEMENT. A REPRESENTATION TO THE CONTRARY IS A CRIME.

  The date of this Joint Prospectus/Proxy Statement is June 10, 2003.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
SUMMARY.....................................................      6
     The Reorganizations....................................      6
     Background and Reasons for the Reorganizations.........      6
COMPARISON OF THE FUNDS.....................................      8
     Investment Objectives, Principal Investment Strategies
       and Principal Investment Risks.......................      8
     Management of the Funds................................     16
     Advisory and Other Fees................................     17
     Expenses...............................................     19
     Purchase, Valuation, Redemption and Exchange of
       Shares...............................................     25
     Capitalization.........................................     28
     Performance Information................................     31
     Service Providers......................................     34
INFORMATION ABOUT THE REORGANIZATIONS.......................     34
     General................................................     34
     Terms of the Reorganization Agreements.................     35
     Reasons for the Reorganizations........................     36
     Material Federal Income Tax Consequences of the
       Reorganizations......................................     37
     Expenses of the Reorganizations........................     39
     Continuation of Shareholder Accounts and Plans; Share
       Certificates.........................................     39
     Legal Matters..........................................     39
     Shareholder Approval...................................     40
OTHER INFORMATION...........................................     40
     Shareholder Information................................     40
     Shareholder Proposals..................................     42
     Solicitation of Proxies................................     42
     Other Matters to Come Before the Meeting...............     43
VOTING INFORMATION AND REQUIREMENTS.........................     43

                                    SUMMARY

  The following is a summary of certain information contained elsewhere in this Joint Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained in this Joint Prospectus/Proxy Statement. Shareholders should read the entire Joint Prospectus/Proxy Statement carefully.

THE REORGANIZATIONS

  The Board, including the directors who are not "interested persons" of either Regional Fund (as defined in the 1940 Act), has unanimously approved the Reorganization Agreement for each Regional Fund, subject to shareholder approval. Each Reorganization Agreement provides for:

  - the transfer of all of the assets and liabilities of the respective Regional Fund to the Emerging Markets Fund in exchange for Class A, B and C shares of the Emerging Markets Fund;

  - the distribution of such Emerging Markets Fund shares to Regional Fund shareholders; and

  - the dissolution of the Regional Fund.

BACKGROUND AND REASONS FOR THE REORGANIZATIONS

  The investment objective of the Emerging Markets Fund is to seek to provide long-term capital appreciation by investing primarily in equity securities of emerging country issuers. The investment objective of the Latin American Fund is to seek long-term capital appreciation by investing primarily in equity securities of Latin American issuers and investing in debt securities issued or guaranteed by Latin American governments or governmental entities. Under normal market conditions, the Latin American Fund invests primarily in equity securities. The investment objective of the Asian Equity Fund is to seek long-term capital appreciation through investment primarily in equity securities of Asian issuers, excluding Japan.

  Thus, each Fund generally seeks long-term capital appreciation by investing primarily in equity securities of emerging country issuers. The primary difference between the Funds is each Regional Fund's policy, and the risks attendant thereto, of focusing its investments in a specific geographic region, as opposed to the Emerging Markets Fund, which maintains a broader geographic scope. The Funds' other investment policies, practices and restrictions are similar, and the Funds are managed by members of the same portfolio management team. Each Fund is a series of the Series Fund, a corporation organized under the laws of the State of Maryland and registered under the 1940 Act as an open-end management investment company.

  The Reorganization would combine the assets of these similar funds by reorganizing each smaller Regional Fund into the larger Emerging Markets Fund. After careful consideration, the Board believes that each Reorganization would be in the best interests of the respective Regional Fund's shareholders because it would permit the shareholders of such Regional Fund to (i) achieve certain economies of scale from the Emerging Markets Fund's larger net asset size and the potentially lower operating expenses (excluding any fee waivers) associated therewith, (ii) eliminate the duplication of services and expenses that currently exists as a result of the separate operations of the Funds and (iii) obtain potentially greater portfolio diversity and potentially lower portfolio transaction costs. The Board has determined that each Reorganization is in the best interests of shareholders of the respective Regional Fund and that the interests of such Regional Fund's shareholders will not be diluted as a result of the Reorganization. However, as a result of the Reorganizations, a shareholder of either of the Regional Funds will hold a reduced percentage of ownership in the larger combined fund than he or she did in the separate Funds.

  In determining whether to recommend approval of the Latin American Fund Reorganization Agreement to shareholders of the Latin American Fund and the Asian Equity Fund Reorganization Agreement to shareholders of the Asian Equity Fund, the Board considered a number of factors, including, but not limited to:
(i) Van Kampen Investment Advisory Corp. together with Morgan Stanley Investment Management Inc. currently manage the assets of each Fund; (ii) the expenses and advisory fees applicable to the Funds before the proposed Reorganizations and the estimated expense ratios of the combined fund after the proposed Reorganizations; (iii) the comparative investment performance of the Funds; (iv) the future growth and performance prospects of the Regional Funds; (v) the terms and conditions of the Reorganization Agreements and whether the Reorganizations would result in the dilution of shareholder interests; (vi) the compatibility of the Funds' investment objectives, policies, risks and restrictions; (vii) the anticipated tax consequences of the proposed Reorganizations; (viii) the compatibility of the Funds' service features available to shareholders, including the retention of applicable holding periods and exchange privileges; and (ix) the estimated costs of the Reorganizations which will be borne by the Adviser (defined below).

  The Board is asking shareholders of the Latin American Fund to approve the Latin American Fund Reorganization at the Meeting to be held on August 13, 2003. The Board is asking shareholders of the Asian Equity Fund to approve the Asian Equity Fund Reorganization at the Meeting to be held on August 13, 2003. If shareholders of a Regional Fund approve its proposed Reorganization, it is expected that the closing date of the transaction (the "Closing Date") will be after the close of business on or about August 22, 2003, but it may be at a different time as described herein.

  Because shareholders of each Regional Fund are being asked to consider similar Reorganization proposals, the Board chose to use a more cost-effective Joint Prospectus/Proxy Statement to solicit the shareholder approval of their respective Regional Fund. While each Reorganization is the subject of a separate proposal, the rationale for each of the proposed Reorganizations is substantially similar. An unfavorable vote on the proposed Reorganization by the shareholders of either the Latin American Fund or the Asian Equity Fund will not affect the implementation of the Reorganization by the other Regional Fund, if the Reorganization is approved by the shareholders of the other Regional Fund.

  THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE LATIN AMERICAN FUND REORGANIZATION AND THE ASIAN EQUITY FUND REORGANIZATION.

                            COMPARISON OF THE FUNDS

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL INVESTMENT RISKS

  INVESTMENT OBJECTIVES. Each Fund generally seeks to provide shareholders with long-term capital appreciation by investing primarily in equity securities of emerging country issuers. The investment objective of the Emerging Markets Fund is to seek to provide long-term capital appreciation by investing primarily in equity securities of emerging country issuers. The investment objective of the Latin American Fund is to seek long-term capital appreciation by investing primarily in equity securities of Latin American issuers and investing in debt securities issued or guaranteed by Latin American governments or governmental entities. Under normal market conditions, the Latin American Fund invests primarily in equity securities. The investment objective of the Asian Equity Fund is to seek long-term capital appreciation through investment primarily in equity securities of Asian issuers, excluding Japan. The investment objective of each Fund is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. There are risks inherent in all investments in securities; accordingly, there can be no assurance that any of the Funds will achieve its investment objective.

  PRINCIPAL INVESTMENT STRATEGIES. Under normal market conditions, each Fund generally seeks to achieve its investment objective by investing primarily in equity securities of emerging country issuers. Whereas each of the Latin American Fund and Asian Equity Fund focuses its investments in a specific geographic region as identified in its respective fund name, the Emerging Markets Fund maintains a broader geographic scope, including securities of Latin American and Asian country issuers. The members of the portfolio management team responsible for these Funds generally combine top-down country criteria to allocate a Fund's assets among countries (based on relative economic, political and social fundamentals, stock valuations and investor sentiment) with bottom-up fundamental analysis of issuers (seeking to identify issuers with strong capital appreciation potential). Each Fund may invest a limited amount of its assets in debt securities, including investing a limited amount of its assets in lower-grade debt securities (commonly referred to as "junk bonds"), which involve special risks. Each Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and, to the extent available, currency-related transactions involving options, futures contracts, forward contracts and swaps, for various portfolio management purposes, including to facilitate portfolio management and mitigate risks. As described below, because of the increased presence of telecommunication companies in the Latin American markets, the Latin American Fund invests more than 25% (but not more than 50%) of its total assets in securities of telecommunications companies and is more susceptible to factors adversely affecting the telecommunication industry than funds without such an emphasis on a particular industry; neither the Emerging Markets Fund (before or after the Reorganization(s)) nor the Asian Equity Fund invests more than 25% of its total assets in securities of any particular industry.

  Under normal market conditions, the Emerging Markets Fund invests primarily in a portfolio of equity securities of emerging country issuers. Securities of emerging country issuers include securities of companies: (i) that are traded principally on a stock exchange or over-the-counter in an emerging country; (ii) that are organized under the laws of and have a principal office or offices in an emerging country; or (iii) that derive 50% or more of their total revenues from either goods produced, sales made or services performed in an emerging country. The Emerging Markets Fund's investment adviser considers emerging countries to be those countries that the international financial community, including the International Bank for Reconstruction and Development (more commonly known as The World Bank) and the International Finance Corporation, considers to be emerging or developing countries on the basis of such factors as trade initiatives, per capita income and level of industrialization. The Emerging Markets Fund's portfolio management team seeks to maximize returns by investing in growth-oriented equity securities of emerging country issuers. The Emerging Markets Fund's portfolio management team combines top-down country criteria to allocate the Emerging Markets Fund's assets among countries (based on relative economic, political and social fundamentals, stock valuations and investor sentiment) with bottom-up fundamental analysis of issuers (seeking to identify issuers with strong capital appreciation potential). Portfolio securities are typically sold when any one or more of these assessments materially changes. The Emerging Markets Fund may invest in issuers of any capitalization range. The Emerging Markets Fund may invest up to 35% of its total assets in debt securities, including up to 10% of its total assets in lower-grade debt securities (commonly referred to as "junk bonds"), which involve special risks. The Emerging Markets Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and, to the extent available, currency-related transactions involving options, futures contracts, forward contracts and swaps, for various portfolio management purposes, including to facilitate portfolio management and mitigate risks.

  Under normal market conditions, the Latin American Fund invests primarily in a non-diversified portfolio of:

  - equity securities of companies organized in or for which the principal securities trading market is in Latin America;

  - equity securities denominated in a Latin American currency issued by companies to finance operations in Latin America;

  - equity securities of companies that alone or on a consolidated basis derive 50% or more of their annual revenues from either goods produced, sales made or services performed in Latin America; and

  - debt securities issued or guaranteed by Latin American governments or governmental entities.

Under normal market conditions, the Latin American Fund invests primarily in equity securities. The Latin American Fund is under no obligation to invest any portion of the Latin American Fund's total assets in debt securities. The Latin American Fund's portfolio management team combines top-down country criteria to allocate the Latin American Fund's assets among Latin American countries (based on relative economic, political and social fundamentals; stock valuations; and investor sentiment) with bottom-up fundamental analysis of Latin American issuers (seeking to identify issuers with strong capital appreciation potential). The Latin American Fund's portfolio management team focuses on companies offering attractive growth opportunities, reasonable valuations and/or management with strong shareholder value orientation. Portfolio securities are typically sold when the assessments of the Latin American Fund's portfolio management team on one or more of the factors listed above materially change. The Latin American Fund focuses its investments in listed equity securities in Argentina, Brazil, Chile and Mexico, the most developed capital markets in Latin America. The Latin American Fund expects, under normal market conditions, to have at least 55% of its total assets invested in listed equity securities of issuers in these four countries. Under normal market conditions, the Latin American Fund will invest more than 25% (but not more than 50%) of its total assets in securities of telecommunications companies, which reflects the increased presence of telecommunications companies in the Latin American markets. The Latin American Fund may invest up to 20% of its total assets in lower grade debt securities (commonly referred to as "junk bonds"), which involve special risks. The Latin American Fund may purchase or sell securities on a when-issued or delayed delivery basis. The Latin American Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and currency-related transactions involving options, futures contracts, forward contracts and swaps, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.

  Under normal market conditions, the Asian Equity Fund invests primarily in a portfolio of equity securities of companies that are organized in and whose business is conducted principally in Asia (other than Japan) or whose securities are principally traded on a recognized stock exchange in Asia (other than Japan). The Asian Equity Fund emphasizes investments in Asian emerging markets countries. The Asian Equity Fund's portfolio management team uses a disciplined, value-oriented approach to security selection, focusing on larger companies with strong management teams. The Asian Equity Fund's portfolio management team uses a bottom-up research-driven investment strategy that emphasizes security selection and disposition on an individual company basis. The Asian Equity Fund generally seeks to invest in large companies located in emerging Asian markets but also may invest in smaller companies with the potential for growth. The Asian Equity Fund evaluates top-down country risk factors and opportunities when determining position sizes and overall exposure to individual markets. The Asian Equity Fund may invest up to 20% of its total assets in debt securities. The Asian Equity Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and, to the extent available, currency-related transactions involving options, futures contracts, forward contracts and swaps, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.

  PRINCIPAL INVESTMENT RISKS. Given the similarity of investment objectives and much of the principal investment strategies of these Funds, the Funds are subject to several similar principal investment risks (which are described in more detail below), including market risk, foreign securities (including emerging market) risks, derivative instrument risk and manager risk. The primary differences in risks among the Funds (which are described in more detail below) are the increased risks for the Regional Funds related to their focus on a particular geographic region, the increased risks for the Latin American Fund related to its concentration in the telecommunications industry and the increased risks for each of the Latin American Fund and Emerging Markets Fund related to being a non-diversified fund which allows each of these funds to invest a greater portion of its respective assets in a more limited number of issuers than a diversified fund.

  Market risk is the possibility that the market values of securities owned by a Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. In general, market values of equity securities are more volatile than those of debt securities. Investments in debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. Foreign markets may, but often do not, move in tandem with U.S. markets, and foreign markets, especially developing or emerging market countries, may be more volatile than U.S. markets. In addition, securities of emerging country issuers may underperform relative to other sectors of the market. Thus, the value of the Funds' investments will vary and at times may be lower or higher than that of other types of investments. During an overall stock market decline, securities prices of smaller companies (in which each Fund may invest) often fluctuate more and may fall more than the securities prices of larger companies.

  Because each Fund owns securities of foreign issuers, the Funds are subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues. The risks of investing in developing or emerging countries are greater than the risks generally associated with foreign investments, including greater investment and trading limitations, greater credit and liquidity concerns, greater political uncertainties, greater uncertainty because of such countries' economic dependence on international trade or development assistance, greater foreign currency exchange risks and currency transfer restrictions and greater delays and disruptions in settlement transactions. See also the section below entitled "Additional Risks of Investing in Emerging Markets Countries."

  Each of the Regional Funds focuses its assets in a single region and countries within that region, and therefore its portfolio is more susceptible than a more geographically diverse portfolio to factors adversely affecting issuers in that region or those countries, such as any single economic, political, regulatory or environmental occurrence which affects issuers in the region or in those countries.

  Each Fund may invest in derivative investments and is subject to the risks of such investments. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and currency-related transactions involving options, futures contracts, forward contracts and swaps are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

  As with any managed fund, each Fund's portfolio management team may not be successful in selecting the best-performing securities or investment techniques, and each Fund's performance may lag behind that of similar funds.

  Each of the Latin American Fund and the Emerging Markets Fund is classified as a "non-diversified" fund within the meaning of the 1940 Act, which means that each of these funds may invest a greater portion of its assets in a more limited number of issuers than a "diversified" fund. As a result, these funds may be subject to greater risk than the Asian Equity Fund, which is classified as a "diversified" fund within the meaning of the 1940 Act, because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the shares of the Latin American Fund and the Emerging Markets Fund.

  Because the Latin American Fund emphasizes telecommunication companies (reflecting the increased presence of telecommunications companies in the Latin American markets), its portfolio is more susceptible to factors adversely affecting the telecommunications industry than a fund without such emphasis. The telecommunications industry is undergoing significant technological and structural developments and may be subject to more governmental regulation than other industries. Securities of telecommunications companies may be more volatile than and may or may not move in tandem with the overall securities markets. The Emerging Markets Fund does not (before and after the Reorganization(s)) invest more than 25% of its total assets in securities of any particular industry.

  ADDITIONAL RISKS OF INVESTING IN EMERGING MARKETS COUNTRIES. The risks of foreign investment are heightened when the issuer is from an emerging country. The extent of economic development, political stability and market depth of such countries varies widely and investments in the securities of issuers in such countries typically involve greater potential gain or loss than investments in securities of issuers in more developed countries. Emerging countries tend to have economic structures that are less diverse and mature and political systems that are less stable than those of developed markets. Emerging countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed markets, and the financial condition of issuers in emerging countries may be more precarious than in other countries. Certain countries depend to a larger degree upon international trade or development assistance and, therefore, are vulnerable to changes in trade or assistance which, in turn, may be affected by a variety of factors. The Funds may be particularly sensitive to changes in the economies of certain countries resulting from any reversal of economic liberalization, political unrest or the imposition of sanctions by the United States or other countries.

  The Funds' purchase and sale of portfolio securities in emerging countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic or sporadic trading or settlement, or limitations on aggregate holdings by foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Funds, the Funds' investment adviser, its affiliates or their respective clients or other service providers. The Funds may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain countries may require governmental approval prior to investment by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Funds. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in securities in certain countries, it is anticipated that the Funds may invest in such countries through other investment funds in such countries.

  Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of such countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures negotiated by the countries with which they trade.

  Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of political reforms, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses.

  Settlement procedures in emerging countries are frequently less developed and reliable than those in developed markets. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Funds to value their portfolio securities and could cause the Funds to miss attractive investment opportunities, to have a portion of their assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Funds have delivered or the Funds' inability to complete their contractual obligations. The creditworthiness of the local securities firms used by the Funds in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Funds may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

  The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make the Funds' investments in such countries less liquid and more volatile than investments in countries with more developed securities markets. The Funds' investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Funds may incur losses because they will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

  The Funds' use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, the Funds' investment adviser does not currently anticipate that a significant portion of the Funds' currency exposure in emerging countries, if any, will be covered by such instruments.

  OTHER INVESTMENT POLICIES, PRACTICES AND RESTRICTIONS. Each of the Funds may engage in repurchase agreements for cash management purposes. Each of the Funds may lend portfolio securities, subject to certain restrictions. Each of the Funds may invest up to 15% of its respective net assets in illiquid securities and certain restricted securities; notwithstanding the foregoing, none of the Funds may invest more than 10% of its total assets in securities subject to legal or contractual restrictions on resale. Each of the Funds may invest in emerging country issuers indirectly through investments in other investment companies; such investments are commonly used when direct investments in certain countries are not permitted by foreign investors. Investments in other investment companies may involve duplication of management fees and certain other expenses. When market conditions dictate a more defensive investment strategy, each of the Funds may on a temporary basis hold cash or invest a portion or all of its assets in money market instruments or other high-quality debt securities; in taking such a defensive position, a Fund would temporarily not be pursuing and may not achieve its investment objective.

MANAGEMENT OF THE FUNDS

  The Board is responsible for the overall supervision of the operations of each of the Funds and performs the various duties imposed on the directors of investment companies by the 1940 Act and under applicable state law.

  Van Kampen Investment Advisory Corp. (the "Adviser") is the investment adviser for each of the Funds. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen"), an indirect wholly owned subsidiary of Morgan Stanley. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Van Kampen had approximately $66 billion in assets under management or supervision as of March 31, 2003. The principal office address of the Adviser and Van Kampen is 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.

  Morgan Stanley Investment Management Inc. (the "Subadviser") is the subadviser for each of the Funds and is a wholly owned subsidiary of Morgan Stanley. The Subadviser, together with its affiliated institutional asset management companies, managed assets of approximately $361.2 billion as of March 31, 2003, including assets under fiduciary advice. The principal office address of the Subadviser is 1221 Avenue of the Americas, New York, New York 10020.

  The team managing each Fund is made up of established investment professionals. Current members of the Latin American Equity team managing the Latin American Fund include Ana Cristina Piedrahita and William Scott Piper, Vice Presidents of the Subadviser, and Narayan Ramachandran, a Managing Director of the Subadviser. Current members of the Asian Equity team managing the Asian Equity Fund include Ashutosh Sinha, a Managing Director of the Subadviser, Hahn Sull, an Executive Director of the Subadviser, and Mr. Ramachandran. Current members of the Emerging Markets Equity team managing the Emerging Markets Fund include Messrs. Ramachandran and Sinha and Ruchir Sharma, a Managing Director of the Subadviser. The composition of the Emerging Markets Equity team may change without notice from time to time.

ADVISORY AND OTHER FEES

  Under an investment advisory agreement between the Adviser and each Fund, each Fund pays the Adviser a monthly fee based upon an annual rate applied to the average daily net assets of such Fund as follows:

                                                           Fee
                                              ------------------------------
                                               LATIN      ASIAN     EMERGING
                                              AMERICAN    EQUITY    MARKETS
         AVERAGE DAILY NET ASSETS               FUND       FUND       FUND
         ------------------------             --------    ------    --------
First $500 million........................     1.25%      1.00%      1.25%
Next $500 million.........................     1.20%      0.95%      1.20%
Over $1 billion...........................     1.15%      0.90%      1.15%

  The Adviser has entered into a subadvisory agreement with the Subadviser to assist the Adviser in performing its investment advisory functions and pays the Subadviser on a monthly basis a portion of the net advisory fees that the Adviser receives from each Fund.

  During the six-months ended December 31, 2002, the contractual advisory fees (on an annualized basis) for the Latin American Fund were 1.25% of the Fund's net assets, but the Fund paid the Adviser at an effective rate of 0.62% due to a voluntary fee waiver by the Adviser.

  During the six-months ended December 31, 2002, the contractual advisory fees (on an annualized basis) for the Asian Equity Fund were 1.00% of the Fund's net assets, but the Fund paid the Adviser at an effective rate of 0.37% due to a voluntary fee waiver by the Adviser.

  During the six-months ended December 31, 2002, the contractual advisory fees (on an annualized basis) for the Emerging Markets Fund were 1.25% of the Fund's net assets, but the Fund paid the Adviser at an effective rate of 0.94% due to a voluntary fee waiver by the Adviser.

  The Adviser retains the right from time to time to waive all or a portion of its management fee or to reimburse a Fund for all or a portion of its other expenses. Any fee waivers and/or expense reimbursements may be discontinued by the Adviser at any time. For a complete description of each Fund's advisory services, see the section of each Fund's prospectus entitled "Investment Advisory Services" and the section of the Series Fund Statement of Additional Information entitled "Investment Advisory Agreements."

  The total operating expenses of the Latin American Fund for the six-months ended December 31, 2002 (on an annualized basis) were 2.83% of the average daily net assets for Class A shares, 3.58% for Class B shares and 3.58% for Class C shares. The Adviser voluntarily agreed to waive fees and/or reimburse expenses to the Fund for all expenses as a percentage of average daily net assets in excess of

2.20% with respect to Class A shares, 2.95% with respect to Class B shares and 2.95% with respect to Class C shares. Such fee waivers and/or expense reimbursements may be discontinued by the Adviser at any time.

  The total operating expenses of the Asian Equity Fund for the six-months ended December 31, 2002 (on an annualized basis) were 2.69% of the average daily net assets for Class A shares, 3.44% for Class B shares and 3.44% for Class C shares. The Adviser voluntarily agreed to waive fees and/or reimburse expenses to the Fund for all expenses as a percentage of average daily net assets in excess of 2.06% with respect to Class A shares, 2.81% with respect to Class B shares and 2.82% with respect to Class C shares. Such fee waivers and/or expense reimbursements may be discontinued by the Adviser at any time.

  The total operating expenses of the Emerging Markets Fund for the six-months ended December 31, 2002 (on an annualized basis) were 2.58% of the average daily net assets for Class A shares, 3.33% for Class B shares and 3.33% for Class C shares. The Adviser voluntarily agreed to waive fees and/or reimburse expenses to the Fund for all expenses as a percentage of average daily net assets in excess of 2.27% with respect to Class A shares, 3.02% with respect to Class B shares and 3.02% with respect to Class C shares. Such fee waivers and/or expense reimbursements may be discontinued by the Adviser at any time.

  The total operating expenses of each of the Regional Funds are currently less than those of the Emerging Markets Fund as a result of voluntary fee waivers or reimbursements from the Adviser. Absent such voluntary fee waivers or reimbursements, the total operating expenses of the Regional Funds would be higher than those of the Emerging Markets Fund. There can be no assurance that such waivers or reimbursements will continue for the Regional Funds if the Reorganizations are not completed.

  The Funds have adopted substantially similar distribution plans (the "Distribution Plans") pursuant to Rule 12b-1 under the 1940 Act and have also adopted substantially similar service plans (the "Service Plans"). Each Fund can pay up to 0.25% of their respective average daily net assets attributable to Class A shares for distribution-related expenses and for the provision of ongoing services to shareholders. Each Fund can pay up to 0.75% of their respective average daily net assets attributable to Class B shares or Class C shares for reimbursement of certain distribution-related expenses. In addition, each Fund can pay up to 0.25% of the respective average daily net assets attributable to Class B shares or Class C shares for the provision of ongoing services to shareholders. The distributor of each Fund's shares is Van Kampen Funds Inc. (the "Distributor"), a subsidiary of Van Kampen. For a complete description of these arrangements with respect to each Fund, see the section of each Fund's prospectus entitled "Purchase of Shares" and the section of the Series Fund Statement of Additional Information entitled "Distribution and Service."

EXPENSES

  The tables below sets forth the fees and expenses that investors may pay to buy and hold shares of each of the Latin American Fund, the Asian Equity Fund and the Emerging Markets Fund, including (i) the fees and expenses paid by the Latin American Fund for the six-month period ended December 31, 2002 (on an annualized basis), (ii) the fees and expenses paid by the Asian Equity Fund for the six-month period ended December 31, 2002 (on an annualized basis), (iii) the fees and expenses paid by the Emerging Markets Fund for the six-month period ended December 31, 2002 (on an annualized basis) and (iv) pro forma fees and expenses for the Emerging Markets Fund for the six-month period ended December 31, 2002 (on an annualized basis) assuming both Reorganizations had been completed as of the beginning of such period.

                                                         CLASS A SHARES                            CLASS B SHARES
                                             ---------------------------------------   ---------------------------------------
                                                                              Pro                                       Pro
                                                        Actual               Forma                Actual               Forma
                                             ----------------------------   --------   ----------------------------   --------
                                              LATIN     ASIAN    EMERGING   EMERGING    LATIN     ASIAN    EMERGING   EMERGING
                                             AMERICAN   EQUITY   MARKETS    MARKETS    AMERICAN   EQUITY   MARKETS    MARKETS
                                               FUND      FUND      FUND       FUND       FUND      FUND      FUND       FUND
                                             --------   ------   --------   --------   --------   ------   --------   --------
Shareholder Transaction Expenses
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on
    purchases (as a percentage of offering
    price).................................   5.75%(1)  5.75%(1)  5.75%(1)   5.75%(1)    None      None      None       None
  Maximum deferred sales charge (as a
    percentage of the lesser of the
    original purchase price or redemption
    proceeds)..............................    None(2)   None(2)   None(2)    None(2)   5.00%(3)  5.00%(3)  5.00%(3)   5.00%(3)
Annual Fund Operating Expenses
(expenses that are deducted from fund
assets)
  Management fees(5).......................   1.25%     1.00%     1.25%      1.25%      1.25%     1.00%     1.25%      1.25%
  Distribution and/or service (12b-1
    fees)(6)...............................   0.25%     0.25%     0.25%      0.25%      1.00%(7)  1.00%(7)  1.00%(7)   1.00%(7)
  Other expenses(5)........................   1.33%     1.44%     1.08%      1.00%      1.33%     1.44%     1.08%      1.00%
    Total annual fund operating
      expenses(5)..........................   2.83%     2.69%     2.58%      2.50%      3.58%     3.44%     3.33%      3.25%

                                                         CLASS C SHARES
                                             ---------------------------------------
                                                                              Pro
                                                        Actual               Forma
                                             ----------------------------   --------
                                              LATIN     ASIAN    EMERGING   EMERGING
                                             AMERICAN   EQUITY   MARKETS    MARKETS
                                               FUND      FUND      FUND       FUND
                                             --------   ------   --------   --------
Shareholder Transaction Expenses
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on
    purchases (as a percentage of offering
    price).................................    None      None      None       None
  Maximum deferred sales charge (as a
    percentage of the lesser of the
    original purchase price or redemption
    proceeds)..............................   1.00%(4)  1.00%(4)  1.00%(4)   1.00%(4)
Annual Fund Operating Expenses
(expenses that are deducted from fund
assets)
  Management fees(5).......................   1.25%     1.00%     1.25%      1.25%
  Distribution and/or service (12b-1
    fees)(6)...............................   1.00%(7)  1.00%(7)  1.00%(7)   1.00%(7)
  Other expenses(5)........................   1.33%     1.44%     1.08%      1.00%
    Total annual fund operating
      expenses(5)..........................   3.58%     3.44%     3.33%      3.25%

  The table below sets forth the annual fund operating expenses that investors may pay to buy and hold shares of each of the Latin American Fund and the Emerging Markets Fund, including (i) the fees and expenses paid by the Latin American Fund for the six-month period ended December 31, 2002 (on an annualized basis), (ii) the fees and expenses paid by the Emerging Markets Fund for the six-month period ended December 31, 2002 (on an annualized basis) and (iii) pro forma fees and expenses for the Emerging Markets Fund for the six-month period ended December 31, 2002 (on an annualized basis) assuming only the Latin American Fund Reorganization had been completed as of the beginning of such period.

                                      CLASS A SHARES                    CLASS B SHARES                    CLASS C SHARES
                              -------------------------------   -------------------------------   -------------------------------
                                    Actual          Pro Forma         Actual          Pro Forma         Actual          Pro Forma
                              -------------------   ---------   -------------------   ---------   -------------------   ---------
                               LATIN     EMERGING   EMERGING     LATIN     EMERGING   EMERGING     LATIN     EMERGING   EMERGING
                              AMERICAN   MARKETS     MARKETS    AMERICAN   MARKETS     MARKETS    AMERICAN   MARKETS     MARKETS
                                FUND       FUND       FUND        FUND       FUND       FUND        FUND       FUND       FUND
                              --------   --------   --------    --------   --------   --------    --------   --------   --------
Annual Fund Operating
Expenses
(expenses that are deducted
from fund assets)
  Management fees(5)........    1.25%      1.25%      1.25%       1.25%      1.25%      1.25%       1.25%      1.25%      1.25%
  Distribution and/or
    service (12b-1
    fees)(6)................    0.25%      0.25%      0.25%       1.00%(7)   1.00%(7)   1.00%(7)    1.00%(7)   1.00%(7)   1.00%(7)
  Other expenses(5).........    1.33%      1.08%      1.04%       1.33%      1.08%      1.04%       1.33%      1.08%      1.04%
    Total annual fund
      operating
      expenses(5)...........    2.83%      2.58%      2.54%       3.58%      3.33%      3.29%       3.58%      3.33%      3.29%

  The following table sets forth the annual fund operating expenses that investors may pay to buy and hold shares of each of the Asian Equity Fund and the Emerging Markets Fund, including (i) the fees and expenses paid by the Asian Equity Fund for the six-month period ended December 31, 2002 (on an annualized basis), (ii) the fees and expenses paid by the Emerging Markets Fund for the six-month period ended December 31, 2002 (on an annualized basis) and (iii) pro forma fees and expenses for the Emerging Markets Fund for the six-month period ended December 31, 2002 (on an annualized basis) assuming only the Asian Equity Fund Reorganization had been completed as of the beginning of such period.

                                            CLASS A SHARES                     CLASS B SHARES
                                     ----------------------------   ------------------------------------
                                                           Pro                                    Pro
                                          Actual          Forma            Actual                Forma
                                     -----------------   --------   ---------------------       --------
                                     ASIAN    EMERGING   EMERGING   ASIAN        EMERGING       EMERGING
                                     EQUITY   MARKETS    MARKETS    EQUITY       MARKETS        MARKETS
                                      FUND      FUND       FUND      FUND          FUND           FUND
                                     ------   --------   --------   ------       --------       --------
Annual Fund Operating Expenses
(expenses that are deducted from
fund assets)
  Management fees(5)...............   1.00%     1.25%      1.25%     1.00%         1.25%          1.25%
  Distribution and/or service
    (12b-1 fees)(6)................   0.25%     0.25%      0.25%     1.00%(7)      1.00%(7)       1.00%(7)
  Other expenses(5)................   1.44%     1.08%      1.01%     1.44%         1.08%          1.01%
    Total annual fund operating
      expenses(5)..................   2.69%     2.58%      2.51%     3.44%         3.33%          3.26%

                                                CLASS C SHARES
                                     ------------------------------------
                                                                   Pro
                                            Actual                Forma
                                     ---------------------       --------
                                     ASIAN        EMERGING       EMERGING
                                     EQUITY       MARKETS        MARKETS
                                      FUND          FUND           FUND
                                     ------       --------       --------
Annual Fund Operating Expenses
(expenses that are deducted from
fund assets)
  Management fees(5)...............   1.00%         1.25%          1.25%
  Distribution and/or service
    (12b-1 fees)(6)................   1.00%(7)      1.00%(7)       1.00%(7)
  Other expenses(5)................   1.44%         1.08%          1.01%
    Total annual fund operating
      expenses(5)..................   3.44%         3.33%          3.26%

---------------

(1) Reduced on investments of $50,000 or more. Class A shares of the Emerging Markets Fund received pursuant to the Reorganizations will not be subject to a sales charge.

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of purchase.

(3) Class B shares of each Fund are subject to a contingent deferred sales charge equal to 5.00% of the lesser of the then current net asset value or the original purchase price on Class B shares redeemed during the first year of purchase, which charge is reduced to zero after a six year period as follows: Year 1 -- 5.00%; Year 2 -- 4.00%; Year 3 -- 3.00%; Year 4 -- 2.50%;
    Year 5 -- 1.50%; Year 6 and after -- 0.00%.

(4) Class C shares of each Fund are subject to a contingent deferred sales charge equal to 1.00% of the lesser of the then current net asset value or the original purchase price on Class C shares redeemed during the first year after purchase, which charge is reduced to zero thereafter.

(5) The Adviser is currently waiving or reimbursing a portion of the Latin American Fund's management fees and other expenses such that the annual total fund operating expenses (on annualized basis) were 2.20% for Class A shares, 2.95% for Class B shares and 2.95% for Class C shares for the six-month period ended December 31, 2002. The Adviser is currently waiving or reimbursing a portion of the Asian Equity Fund's management fees and other expenses such that the annual total fund operating expenses (on annualized basis) were 2.06% for Class A shares, 2.81% for Class B shares and 2.82% for Class C shares for the six-month period ended December 31, 2002. The Adviser is currently waiving or reimbursing a portion of the Emerging Markets Fund's management fees and other expenses such that the annual total fund operating expenses (on annualized basis) were 2.27% for Class A shares, 3.02% for Class B shares and 3.02% for Class C shares for the six-month period ended December 31, 2002. The fee waivers or expense reimbursements can be terminated at any time.

(6) Class A shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B shares and Class C shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares.

(7) While Class B shares and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 and service fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.

  EXAMPLES. The following examples are intended to help you compare the costs of investing in the Emerging Markets Fund pro forma after the Latin American Fund Reorganization and the Asian Equity Fund Reorganization with the costs of investing in each of the Latin American Fund, the Asian Equity Fund and the Emerging Markets Fund without the Reorganizations. The examples assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investments have a 5% return each year and that each Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B shares, which reflect the conversion to Class A shares eight years after the end of the calendar month in which the shares were purchased). The pro forma amounts in the first example assume both Reorganizations receive shareholder approval and are completed. Although your actual returns may be higher or lower, based on these assumptions your costs would be:

                                        CLASS A SHARES                            CLASS B SHARES                 CLASS C SHARES
                            ---------------------------------------   ---------------------------------------   -----------------
                                                             Pro                                       Pro
                                       Actual               Forma                Actual               Forma          Actual
                            ----------------------------   --------   ----------------------------   --------   -----------------
                             LATIN     ASIAN    EMERGING   EMERGING    LATIN     ASIAN    EMERGING   EMERGING    LATIN     ASIAN
                            AMERICAN   EQUITY   MARKETS    MARKETS    AMERICAN   EQUITY   MARKETS    MARKETS    AMERICAN   EQUITY
                              FUND      FUND      FUND       FUND       FUND      FUND      FUND       FUND       FUND      FUND
                            --------   ------   --------   --------   --------   ------   --------   --------   --------   ------
Total operating expenses
assuming redemption at the
end of the period
  One year................   $  845    $  831    $  821     $  814     $  861    $  847    $  836     $  828     $  461    $  447
  Three years.............    1,402     1,362     1,331      1,309      1,397     1,356     1,324      1,301      1,097     1,056
  Five years..............    1,983     1,918     1,867      1,829      2,005     1,938     1,886      1,848      1,855     1,788
  Ten years...............    3,550     3,423     3,322      3,248      3,679*    3,553*    3,452*     3,378*     3,845     3,721
Total operating expenses
assuming no redemption at
the end of the period
  One year................   $  845    $  831    $  821     $  814     $  361    $  347    $  336     $  328     $  361    $  347
  Three years.............    1,402     1,362     1,331      1,309      1,097     1,056     1,024      1,001      1,097     1,056
  Five years..............    1,983     1,918     1,867      1,829      1,855     1,788     1,736      1,698      1,855     1,788
  Ten years...............    3,550     3,423     3,322      3,248      3,679*    3,553*    3,452*     3,378*     3,845     3,721

                              CLASS C SHARES
                            -------------------
                                         Pro
                             Actual     Forma
                            --------   --------
                            EMERGING   EMERGING
                            MARKETS    MARKETS
                              FUND       FUND
                            --------   --------
Total operating expenses
assuming redemption at the
end of the period
  One year................   $  436     $  428
  Three years.............    1,024      1,001
  Five years..............    1,736      1,698
  Ten years...............    3,622      3,549
Total operating expenses
assuming no redemption at
the end of the period
  One year................   $  336     $  328
  Three years.............    1,024      1,001
  Five years..............    1,736      1,698
  Ten years...............    3,622      3,549

---------------
* Based on conversion to Class A shares eight years after the end of the calendar month in which the shares were purchased.

  The pro forma amounts in this second example assume only the Latin American Fund Reorganization receives shareholder approval and is completed:

                                      CLASS A SHARES                    CLASS B SHARES                    CLASS C SHARES
                              -------------------------------   -------------------------------   -------------------------------
                                    Actual          Pro Forma         Actual          Pro Forma         Actual          Pro Forma
                              -------------------   ---------   -------------------   ---------   -------------------   ---------
                               LATIN     EMERGING   EMERGING     LATIN     EMERGING   EMERGING     LATIN     EMERGING   EMERGING
                              AMERICAN   MARKETS     MARKETS    AMERICAN   MARKETS     MARKETS    AMERICAN   MARKETS     MARKETS
                                FUND       FUND       FUND        FUND       FUND       FUND        FUND       FUND       FUND
                              --------   --------   ---------   --------   --------   ---------   --------   --------   ---------
Total operating expenses
assuming redemption at the
end of the period
  One year..................   $  845     $  821     $  817      $  861     $  836     $  832      $  461     $  436     $  432
  Three years...............    1,402      1,331      1,320       1,397      1,324      1,313       1,097      1,024      1,013
  Five years................    1,983      1,867      1,848       2,005      1,886      1,867       1,855      1,736      1,717
  Ten years.................    3,550      3,322      3,285       3,679*     3,452*     3,415*      3,845      3,622      3,585
Total operating expenses
assuming no redemption at
the end of the period
  One year..................   $  845     $  821     $  817      $  361     $  336     $  332      $  361     $  336     $  332
  Three years...............    1,402      1,331      1,320       1,097      1,024      1,013       1,097      1,024      1,013
  Five years................    1,983      1,867      1,848       1,855      1,736      1,717       1,855      1,736      1,717
  Ten years.................    3,550      3,322      3,285       3,679*     3,452*     3,415*      3,845      3,622      3,585

---------------

* Based on conversion to Class A shares eight years after the end of the calendar month in which the shares were purchased.

  The pro forma amounts in this third example assume only the Asian Equity Fund Reorganization receives shareholder approval and is completed:

                                         CLASS A SHARES                  CLASS B SHARES                  CLASS C SHARES
                                  -----------------------------   -----------------------------   -----------------------------
                                       Actual         Pro Forma        Actual         Pro Forma        Actual         Pro Forma
                                  -----------------   ---------   -----------------   ---------   -----------------   ---------
                                  ASIAN    EMERGING   EMERGING    ASIAN    EMERGING   EMERGING    ASIAN    EMERGING   EMERGING
                                  EQUITY   MARKETS     MARKETS    EQUITY   MARKETS     MARKETS    EQUITY   MARKETS     MARKETS
                                   FUND      FUND       FUND       FUND      FUND       FUND       FUND      FUND       FUND
                                  ------   --------   ---------   ------   --------   ---------   ------   --------   ---------
Total operating expenses
assuming redemption at the end
of the period
  One year......................  $  831    $  821     $  815     $  847    $  836     $  829     $  447    $  436     $  429
  Three years...................   1,362     1,331      1,312      1,356     1,324      1,304      1,056     1,024      1,004
  Five years....................   1,918     1,867      1,834      1,938     1,886      1,852      1,788     1,736      1,702
  Ten years.....................   3,423     3,322      3,257      3,553*    3,452*     3,387*     3,721     3,622      3,558
Total operating expenses
assuming no redemption at the
end of the period
  One year......................  $  831    $  821     $  815     $  347    $  336     $  329     $  347    $  336     $  329
  Three years...................   1,362     1,331      1,312      1,056     1,024      1,004      1,056     1,024      1,004
  Five years....................   1,918     1,867      1,834      1,788     1,736      1,702      1,788     1,736      1,702
  Ten years.....................   3,423     3,322      3,257      3,553*    3,452*     3,387*     3,721     3,622      3,558

---------------

* Based on conversion to Class A shares eight years after the end of the calendar month in which the shares were purchased.

PURCHASE, VALUATION, REDEMPTION AND EXCHANGE OF SHARES

  Each Fund offers three classes of shares. The offering price of each Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset value per share for each class of shares of each Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day when the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in that Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Board reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a national securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) valuing over-the-counter securities at the Nasdaq Official Closing price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Board. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

  Trading in securities on many foreign securities exchanges (including European and Far Eastern securities exchanges) and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days that are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which a Fund's net asset value is not calculated and on which a Fund does not effect sales, redemptions and exchanges of its shares. The Fund calculates net asset value per share, and therefore affects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when a Fund's net asset values are calculated, such securities may be valued at their fair value as determined in good faith by the Adviser based in accordance with procedures established by the Board.

  The Class A shares of each Fund are subject to an initial sales charge of up to 5.75%. The initial sales charge applicable to Class A shares of the Emerging Markets Fund will be waived for Class A shares acquired in the Reorganization. Any subsequent purchases of Class A shares of the Emerging Markets Fund after the Reorganization will be subject to an initial sales charge of up to 5.75%, excluding Class A shares purchased through the dividend reinvestment plan. Purchases of Class A shares of each Fund in amounts of $1,000,000 or more are not subject to an initial sales charge, but a contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions made within the first year of purchase. No contingent deferred sales charge will be imposed on Class A shares of the Latin American Fund or the Asian Equity Fund in connection with the Reorganizations.

  The Class B shares of each Fund do not incur a sales charge when purchased, but generally are subject to a contingent deferred sales charge of 5.00% of the lesser of the then current net asset value or the original purchase price on Class B shares redeemed during the first year after purchase, which charge is reduced to zero after a six year period as follows: Year 1 -- 5.00%; Year
2 -- 4.00%; Year 3 -- 3.00%; Year 4 -- 2.50%; Year 5 -- 1.50%; Year 6 and
after -- 0.00%.

  The Class C shares of each Fund do not incur a sales charge when purchased, but generally are subject to a contingent deferred sales charge of 1.00% of the lesser of the then current net asset value or the original purchase price on Class C shares redeemed during the first year after purchase, which sales charge is reduced to zero thereafter.

  No contingent deferred sales charge will be imposed on Class B shares or Class C shares of the Latin American Fund or the Asian Equity Fund in connection with the Reorganizations. The holding period and conversion schedule for Class B shares or Class C shares of the Emerging Markets Fund received in connection with the Reorganizations will be measured from the earlier time that (i) the holder purchased such shares from the Latin American Fund or the Asian Equity Fund, as applicable, or (ii) the holder purchased such shares from any other Van Kampen fund advised by the Adviser or its affiliates and distributed by the Distributor and subsequently exchanged them for shares of the Latin American Fund or the Asian Equity Fund, as applicable.

  Shares of each Fund may be purchased by check, by electronic transfer, by bank wire or by exchange from certain other Van Kampen funds advised by the Adviser or its affiliates and distributed by the Distributor. For a complete description regarding purchase of shares and exchange of shares of each Fund, see the sections of each Fund's prospectus entitled "Purchase of Shares" and "Shareholder Services -- Exchange Privilege."

  Shares of each Fund properly presented for redemption may be redeemed or exchanged at the next determined net asset value per share (other than any applicable sales charge). Shares of each Fund may be redeemed or exchanged by mail or by special redemption privileges (telephone exchange, telephone redemption, by check or electronic transfer). If a shareholder of any Fund attempts to redeem shares within a short time after they have been purchased by check, the respective Fund may delay payment of the redemption proceeds until such Fund can verify that payment for the purchase of the shares has been (or will be) received, usually a period of up to 15 days.

  The Latin American Fund and the Asian Equity Fund have been closed to new investors since April 17, 2003. No further purchases of the shares of the Latin American Fund or the Asian Equity Fund may be made by existing shareholders after the date on which the shareholders of the Latin American Fund and the Asian Equity Fund approve the respective Reorganization, and the share transfer books of the Latin American Fund and the Asian Equity Fund will be permanently closed as of the Closing Date. Only redemption requests and transfer instructions received in proper form by the close of business on the day prior to the Closing Date will be fulfilled by the Latin American Fund and the Asian Equity Fund. Redemption requests or transfer instructions received by the Latin American Fund and the Asian Equity Fund after that date will be treated by each such Fund as requests for the redemption or instructions for the transfer of the shares of the Emerging Markets Fund credited to the accounts of the shareholders of the Latin American Fund and the Asian Equity Fund. Redemption requests or transfer instructions received by the Latin American Fund and the Asian Equity Fund after the close of business on the day prior to the Closing Date will be forwarded to the Emerging Markets Fund. For a complete description of the redemption arrangements for each Fund, see the section of each Fund's prospectus entitled "Redemption of Shares." If a Reorganization is not approved, the Board of the respective Fund will then consider reopening the Fund to new and/or existing investors.

CAPITALIZATION

  The following table sets forth the capitalization of the Latin American Fund, the Asian Equity Fund and the Emerging Markets Fund, as of December 31, 2002, and the pro forma capitalization of the Emerging Markets Fund as if both Reorganizations occurred on that date. These numbers may differ as of the Closing Date.

               CAPITALIZATION AS OF DECEMBER 31, 2002 (UNAUDITED)

                                             Actual                 Pro Forma
                                --------------------------------    ---------
                                 LATIN       ASIAN      EMERGING    EMERGING
                                AMERICAN     EQUITY     MARKETS      MARKETS
                                  FUND        FUND        FUND        FUND
                                --------     ------     --------    --------
Net assets (in thousands)
  Class A Shares..............  $ 11,641    $ 32,024    $ 58,897    $102,562
  Class B Shares..............     7,485      12,900      28,270      48,655
  Class C Shares..............     3,548      10,903      13,724      28,175
    Total.....................    22,674      55,827     100,891     179,392
Net asset value per share
  Class A Shares..............  $   9.13    $   6.84    $   7.60    $   7.60
  Class B Shares..............      8.69        6.43        7.18        7.18
  Class C Shares..............      8.69        6.41        7.21        7.21
Shares outstanding (in
  thousands)
  Class A Shares..............     1,276       4,683       7,747      13,492
  Class B Shares..............       861       2,007       3,935       6,774
  Class C Shares..............       409       1,702       1,903       3,908
    Total.....................     2,546       8,392      13,585      24,174
Shares authorized (in
  thousands)
  Class A Shares..............   375,000     375,000     375,000     375,000
  Class B Shares..............   375,000     375,000     375,000     375,000
  Class C Shares..............   375,000     375,000     375,000     375,000

  The pro forma shares outstanding reflect the issuance by the Emerging Markets Fund of approximately 5,745,000 Class A shares, 2,839,000 Class B shares and 2,005,000 Class C shares reflecting the exchange of the assets and liabilities of the Regional Funds for newly issued shares of the Emerging Markets Fund at the pro forma net asset value per share. The aggregate value of the shares that a Latin American Fund shareholder and Asian Equity Fund shareholder receives in the respective Reorganization will equal the aggregate value of the Latin American Fund shares and Asian Equity Fund shares owned immediately prior to the Reorganizations. It is not anticipated that the Emerging Markets Fund will sell assets of the Regional Funds acquired in the Reorganizations other than in the ordinary course of business.

  The following table sets forth the capitalization of the Latin American Fund and the Emerging Markets Fund as of December 31, 2002, and the pro forma capitalization of the Emerging Markets Fund assuming only the Latin American Fund Reorganization occurred on that date. These numbers may differ as of the Closing Date.

               CAPITALIZATION AS OF DECEMBER 31, 2002 (UNAUDITED)

                                                 Actual           Pro Forma
                                          --------------------    ---------
                                           LATIN      EMERGING    EMERGING
                                          AMERICAN    MARKETS      MARKETS
                                            FUND        FUND        FUND
                                          --------    --------    --------
Net assets (in thousands)
  Class A Shares........................  $ 11,641    $ 58,897    $ 70,538
  Class B Shares........................     7,485      28,270      35,755
  Class C Shares........................     3,548      13,724      17,272
    Total...............................    22,674     100,891     123,565
Net asset value per share
  Class A Shares........................  $   9.13    $   7.60    $   7.60
  Class B Shares........................      8.69        7.18        7.18
  Class C Shares........................      8.69        7.21        7.21
Shares outstanding (in thousands)
  Class A Shares........................     1,276       7,747       9,279
  Class B Shares........................       861       3,935       4,977
  Class C Shares........................       409       1,903       2,395
    Total...............................     2,546      13,585      16,651
Shares authorized (in thousands)
  Class A Shares........................   375,000     375,000     375,000
  Class B Shares........................   375,000     375,000     375,000
  Class C Shares........................   375,000     375,000     375,000

  The pro forma shares outstanding reflect the issuance by the Emerging Markets Fund of approximately 1,532,000 Class A shares, 1,042,000 Class B shares and 492,000 Class C shares reflecting the exchange of the assets and liabilities of the Latin American Fund for newly issued shares of the Emerging Markets Fund at the pro forma net asset value per share. The aggregate value of the shares that a Latin American Fund shareholder receives in the Reorganization will equal the aggregate value of the Latin American Fund shares owned immediately prior to the Reorganization. It is not anticipated that the Emerging Markets Fund will sell assets of the Latin American Fund acquired in the Reorganization other than in the ordinary course of business.

  The following table sets forth the capitalization of the Asian Equity Fund and the Emerging Markets Fund as of December 31, 2002, and the pro forma capitalization of the Emerging Markets assuming only the Asian Equity Fund Reorganization occurred on that date. These numbers may differ as of the Closing Date.

               CAPITALIZATION AS OF DECEMBER 31, 2002 (UNAUDITED)

                                                 Actual           Pro Forma
                                          --------------------    ---------
                                           ASIAN      EMERGING    EMERGING
                                           EQUITY     MARKETS      MARKETS
                                            FUND        FUND        FUND
                                           ------     --------    --------
Net assets (in thousands)
  Class A Shares........................  $ 32,024    $ 58,897    $ 90,921
  Class B Shares........................    12,900      28,270      41,170
  Class C Shares........................    10,903      13,724      24,627
    Total...............................    55,827     100,891     156,718
Net asset value per share
  Class A Shares........................  $   6.84    $   7.60    $   7.60
  Class B Shares........................      6.43        7.18        7.18
  Class C Shares........................      6.41        7.21        7.21
Shares outstanding (in thousands)
  Class A Shares........................     4,683       7,747      11,960
  Class B Shares........................     2,007       3,935       5,732
  Class C Shares........................     1,702       1,903       3,415
    Total...............................     8,392      13,585      21,107
Shares authorized (in thousands)
  Class A Shares........................   375,000     375,000     375,000
  Class B Shares........................   375,000     375,000     375,000
  Class C Shares........................   375,000     375,000     375,000

  The pro forma shares outstanding reflect the issuance by the Emerging Markets Fund of approximately 4,213,000 Class A shares, 1,797,000 Class B shares and 1,512,000 Class C shares reflecting the exchange of the assets and liabilities of the Asian Equity Fund for newly issued shares of the Emerging Markets Fund at the pro forma net asset value per share. The aggregate value of the shares that an Asian Equity Fund shareholder receives in the Reorganization will equal the aggregate value of the Asian Equity Fund shares owned immediately prior to the Reorganization. It is not anticipated that the Emerging Markets Fund will sell assets of the Asian Equity Fund acquired in the Reorganization other than in the ordinary course of business.

PERFORMANCE INFORMATION

  As a basis for evaluating each Fund's performance and risks, the following tables show how each Fund's performance compares with a broad-based market index (or indices) that the Adviser believes is (are) an appropriate benchmark(s) for such Fund. Each Fund's performance figures include the maximum sales charges paid by investors. The indices' performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the indices.

  In addition to before-tax returns for each class of shares, the table also shows after-tax returns for each Fund's Class A shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after-tax returns for each Fund's Class B shares and Class C shares will vary from the Class A shares' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after-tax return may be higher than the before-tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.

  Average annual total returns are shown below for each class of shares for each Fund for the periods ended December 31, 2002 (the most recently completed calendar year prior to the date of this Joint Prospectus/Proxy Statement). Remember that past performance (before and after taxes) of a Fund is not indicative of its future performance.

  AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2002--CLASS A
                                     SHARES

                                   EMERGING MARKETS FUND              LATIN AMERICAN FUND                ASIAN EQUITY FUND
                               ------------------------------    ------------------------------    ------------------------------
                               PAST 1     PAST 5      SINCE      PAST 1     PAST 5      SINCE      PAST 1     PAST 5      SINCE
                                YEAR      YEARS     INCEPTION     YEAR      YEARS     INCEPTION     YEAR      YEARS     INCEPTION
                               ------     ------    ---------    ------     ------    ---------    ------     ------    ---------
Return Before Taxes..........  -12.14%    -5.37%     -4.49%(1)   -25.89%    -8.08%      0.90%(1)   -19.15%    -4.94%     -5.77%(4)
Return After Taxes on
  Distributions..............  -12.14%    -5.35%     -4.93%(1)   -25.89%    -8.27%     -0.81%(1)   -19.15%    -4.94%     -5.96%(4)
Return After Taxes on
  Distributions and Sale of
  Fund Shares................   -7.45%    -4.17%     -3.58%(1)   -15.90%    -6.31%      0.04%(1)   -11.76%    -3.87%     -4.35%(4)
MSCI EMF Gross*..............   -6.00%    -4.58%     -3.68%(2)     --         --        --           --         --        --
MSCI EMF Net*................   -6.17%    -4.66%     -3.73%(2)     --         --        --           --         --        --
MSCI Emerging Markets Free
  Latin America Index
  Gross**....................    --         --        --         -22.45%    -7.85%     -1.41%(3)     --         --        --
MSCI All Country Far East
  Free Ex-Japan Index
  Gross***...................    --         --        --           --         --        --          -9.23%    -2.82%     -2.35%(5)

  AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2002--CLASS B
                                     SHARES

                                   EMERGING MARKETS FUND              LATIN AMERICAN FUND                ASIAN EQUITY FUND
                               ------------------------------    ------------------------------    ------------------------------
                               PAST 1     PAST 5      SINCE      PAST 1     PAST 5      SINCE      PAST 1     PAST 5      SINCE
                                YEAR      YEARS     INCEPTION     YEAR      YEARS     INCEPTION     YEAR      YEARS     INCEPTION
                               ------     ------    ---------    ------     ------    ---------    ------     ------    ---------
Return Before Taxes..........  -12.09%    -5.15%     -3.88%(6)   -25.89%    -7.90%      3.91%(6)   -19.20%    -4.66%     -11.67%(6)
MSCI EMF Gross*..............   -6.00%    -4.58%     -4.49%(7)     --         --        --           --         --         --
MSCI EMF Net*................   -6.17%    -4.66%     -4.56%(7)     --         --        --           --         --         --
MSCI Emerging Markets Free
  Latin America Index
  Gross**....................    --         --        --         -22.45%    -7.85%      0.45%(7)     --         --         --
MSCI All Country Far East
  Free Ex-Japan Index
  Gross***...................    --         --        --           --         --        --          -9.23%    -2.82%      -8.16%(7)

  AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2002--CLASS C
                                     SHARES

                                  EMERGING MARKETS FUND               LATIN AMERICAN FUND                 ASIAN EQUITY FUND
                              -----------------------------      -----------------------------      -----------------------------
                              PAST 1    PAST 5      SINCE        PAST 1    PAST 5      SINCE        PAST 1    PAST 5      SINCE
                               YEAR     YEARS     INCEPTION       YEAR     YEARS     INCEPTION       YEAR     YEARS     INCEPTION
                              ------    ------    ---------      ------    ------    ---------      ------    ------    ---------
Return Before Taxes.........  -8.49%    -4.83%      -4.48%(1)    -22.70%   -7.64%       0.86%(1)    -15.73%   -4.41%      -5.82%(4)
MSCI EMF Gross*.............  -6.00%    -4.58%      -3.68%(2)      --       --         --             --       --         --
MSCI EMF Net*...............  -6.17%    -4.66%      -3.73%(2)      --       --         --             --       --         --
MSCI Emerging Markets Free
  Latin America Index
  Gross**...................   --        --         --           -22.45%   -7.85%      -1.41%(3)      --       --         --
MSCI All Country Far East
  Free Ex-Japan Index
  Gross***..................   --        --         --             --       --         --            -9.23%   -2.82%      -2.35%(5)

---------------
Inception dates: (1) July 6, 1994, (2) June 30, 1994, (3) July 31, 1994, (4)
June 23, 1993, (5) June 30, 1993, (6) August 1, 1995, (7) July 31, 1995.

  * The Morgan Stanley Capital International Emerging Markets Free Gross Index ("MSCI EMF Gross") and the Morgan Stanley Capital International Emerging Markets Free Net Index ("MSCI EMF Net") are free float-adjusted market capitalization indices that are designed to measure equity market performance in the global emerging markets. The return data are based on the same underlying portfolio with different assumptions regarding country withholding taxes and thus different dividend amounts available for reinvestment. The MSCI EMF Gross assumes the maximum possible dividend reinvestment whereas the MSCI EMF Net is after the deduction of withholding taxes and approximates the minimum possible dividend reinvestment. The MSCI EMF Net commenced as of January 1, 2001; returns including periods prior to January 1, 2001 are calculated using the return data of MSCI EMF Gross through December 31, 2000 and the return data of MSCI EMF Net since January 1, 2001.

 ** The MSCI Emerging Markets Free Latin America Index is a broad-based market capitalization-weighted composite index covering the primary markets of Latin America.

*** The MSCI All Country Far East Free Ex-Japan Index is composed of common stocks from Indonesia, Hong Kong, the Philippines, Korea, Taiwan and Thailand and assumes dividends are reinvested.

SERVICE PROVIDERS

  The transfer agent for each of the Funds is Van Kampen Investor Services Inc., a wholly owned subsidiary of Van Kampen. The independent auditors for each of the Funds are Deloitte & Touche LLP. The custodian for each of the Funds is State Street Bank and Trust Company.

                     INFORMATION ABOUT THE REORGANIZATIONS

GENERAL

  Under each Reorganization Agreement, the respective Regional Fund will transfer all of its assets and liabilities to the Emerging Markets Fund in exchange for Class A, B and C shares of the Emerging Markets Fund. The Emerging Markets Fund Class A, B and C shares issued to the Regional Fund will have an aggregate value equal to the aggregate value of the Regional Fund shares immediately prior to the Reorganization. Upon receipt by the Regional Fund of the Emerging Markets Fund Class A, B and C shares, the Regional Fund will distribute the shares to Regional Fund shareholders. Then, as soon as practicable after the Closing Date of the Reorganization, the Regional Fund will deregister as an investment company under the 1940 Act and dissolve under applicable state law.

  The Regional Fund will distribute the Emerging Markets Fund Class A, B and C shares received by it pro rata to its Regional Fund shareholders of record in exchange for their shares in the Regional Fund. This distribution will be accomplished by opening new accounts on the books of the Emerging Markets Fund in the names of the Regional Fund shareholders and transferring to those shareholder accounts the Emerging Markets Fund Class A, B and C shares previously credited on those books to the accounts of the Regional Fund shareholders. Each newly-opened account on the books of the Emerging Markets Fund for the previous Regional Fund shareholders will represent the respective pro rata number of Emerging Markets Fund Class A, B and C shares due such shareholder.

  Accordingly, as a result of the Reorganizations, each Regional Fund shareholder would own Emerging Markets Fund Class A, B and C shares that would have an aggregate value immediately after the Closing Date equal to the aggregate value of that shareholder's Regional Fund shares immediately prior to the Closing Date. The interests of each of the Regional Fund's shareholders will not be diluted as a result of the Reorganization. However, as a result of the Reorganizations, a shareholder of the Latin American Fund, the Asian Equity Fund or the Emerging Markets Fund will hold a reduced percentage of ownership in the larger combined fund than the shareholder did in any of the separate Funds.

  No sales charge or fee of any kind will be assessed to Regional Fund shareholders in connection with their receipt of Emerging Markets Fund Class A, B and C shares in the Reorganization.

  Approval of a Reorganization will constitute approval of amendments to any of the fundamental investment restrictions of the Regional Fund that might otherwise be interpreted as impeding the Reorganization, but solely for the purpose of and to the extent necessary for consummation of the Reorganization.

TERMS OF THE REORGANIZATION AGREEMENTS

  The following is a summary of the material terms of each Reorganization Agreement. This summary is qualified in its entirety by reference to the form of Reorganization Agreement, a form of which is attached as Appendix A to the Reorganization Statement of Additional Information.

  Pursuant to each Reorganization Agreement, the Emerging Markets Fund will acquire all of the assets and the liabilities of the respective Regional Fund on the Closing Date in exchange for Class A, B and C shares of the Emerging Markets Fund.

  Subject to a Regional Fund's shareholders approving the Reorganization, the Closing Date will be within 15 business days after the later of the receipt of all necessary regulatory approvals and the final adjournment of the Meeting or such later date as soon as practicable thereafter as the Emerging Markets Fund and the Regional Fund may mutually agree. On the Closing Date, the Regional Fund will transfer to the Emerging Markets Fund all of its assets and liabilities. The Emerging Markets Fund will in turn transfer to the Regional Fund a number of its Class A, B and C shares equal in value to the value of the net assets of the Regional Fund transferred to the Emerging Markets Fund as of the Closing Date, as determined in accordance with the valuation method described in the Emerging Markets Fund's then current prospectus. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the Regional Fund will distribute on or before the Closing Date all or substantially all of its undistributed net investment income (including net capital gains) as of such date.

  Each Regional Fund expects to distribute the Class A, B and C shares of the Emerging Markets Fund to its shareholders promptly after the Closing Date and then dissolve pursuant to a plan of dissolution adopted by the Board. The Regional Fund will be deregistered as an investment company under the 1940 Act.

  The Emerging Markets Fund and each Regional Fund have made certain standard representations and warranties to each other regarding their capitalization, status and conduct of business. Unless waived in accordance with the Reorganization

Agreement, the obligations of the parties to the Reorganization Agreement are conditioned upon, among other things:

  - the approval of the Reorganization by the Regional Fund's shareholders;

  - the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

  - the receipt of all necessary approvals, registrations and exemptions under federal and state laws;

  - the truth in all material respects as of the Closing Date of the representations and warranties of the parties and performance and compliance in all material respects with the parties' agreements, obligations and covenants required by the Reorganization Agreement;

  - the effectiveness under applicable law of the registration statement of the Emerging Markets Fund of which this Joint Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933, as amended, pertaining thereto; and

  - the receipt of opinions of counsel relating to, among other things, the tax free nature of the Reorganization (as further described herein under the heading "Material Federal Income Tax Consequences of the Reorganizations").

  Each Reorganization Agreement may be terminated or amended by the mutual consent of the parties either before or after approval thereof by the shareholders of each Regional Fund, provided that no such amendment after such approval shall be made if it would have a material adverse affect on the interests of such Regional Fund's shareholders. The Reorganization Agreement also may be terminated by the non-breaching party if there has been a material misrepresentation, material breach of any representation or warranty, material breach of contract or failure of any condition to closing.

REASONS FOR THE REORGANIZATIONS

  The Board, based upon its evaluation of all relevant information, has determined that the Reorganizations will benefit the Latin American Fund shareholders and Asian Equity Fund shareholders in several ways. The Board believes that each Reorganization would permit each Regional Fund's shareholders to (i) achieve certain economies of scale from the Emerging Markets Fund's larger net asset size upon consummation of the Reorganization and the potentially lower operating expenses associated therewith (excluding any fee waivers), (ii) eliminate the duplication of services and expenses that currently exists as a result of the separate operations of the Funds and (iii) obtain potentially greater portfolio diversity and potentially lower portfolio transaction costs.

  The Board believes that combining a Regional Fund's assets with the assets of the Emerging Markets Fund should lead to reduced total operating expenses (excluding fee waivers) for shareholders of such Regional Fund, on a per share basis, by allowing fixed and relatively fixed costs, such as accounting, legal and printing expenses, to be spread over a larger asset base. Any reductions in expenses on a per share basis should, in turn, have a favorable effect on the relative total return to shareholders. The Adviser also anticipates that each Reorganization should lead to certain economies affecting the total operating expenses of the Emerging Markets Fund.

  In addition, the Board believes that consolidating the Regional Funds with the Emerging Markets Fund should eliminate the duplication of services and expenses that currently exists as a result of their separate operations. Consolidating the separate operations of the Regional Funds with the Emerging Markets Fund should promote more efficient operations on a more cost-effective basis.

  The larger net asset size of the Emerging Markets Fund generally permits it to pursue greater portfolio diversity while also purchasing individual portfolio investments that are larger in size than those purchased by the Regional Funds. These larger investments may result in reduced transaction costs or more favorable pricing.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS

  The following is a general summary of the material anticipated U.S. federal income tax consequences of each Reorganization. This discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations, court decisions, published positions of the Internal Revenue Service ("IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). This discussion is limited to U.S. persons who hold shares of a Regional Fund as capital assets for federal income tax purposes. This summary does not address all of the federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganizations. No assurance can be given that the IRS would not assert a position contrary to any of the tax aspects described below. Shareholders must consult their own tax advisers as to the federal income tax consequences of the Reorganizations, as well as the effects of state, local and non-U.S. tax laws.

  It is a condition to closing each respective Regional Fund's Reorganization that the Regional Fund and the Emerging Markets Fund receive an opinion from Skadden, Arps, Slate, Meagher & Flom (Illinois), special counsel to each Fund ("Skadden Arps"), dated as of the Closing Date, regarding the characterization of such Reorganization as a "reorganization" within the meaning of Section 368(a) of the Code. As such a reorganization, the federal income tax consequences of the respective Reorganization can be summarized as follows:

  - No gain or loss will be recognized by the Regional Fund or the Emerging Markets Fund upon the transfer of the assets of such Regional Fund to the Emerging Markets Fund in exchange solely for Emerging Markets Fund Class A, B and C shares and the assumption by the Emerging Markets Fund of the liabilities of such Regional Fund, and the subsequent liquidation of such Regional Fund.

  - No gain or loss will be recognized by a shareholder of the Regional Fund who exchanges all of his, her or its Class A, B and C shares of such Regional Fund solely for, respectively, Emerging Markets Fund Class A, B and C shares pursuant to the Regional Fund's Reorganization.

  - The aggregate tax basis of the Emerging Markets Fund Class A, B and C shares received by a Regional Fund shareholder pursuant to such Regional Fund's Reorganization will be the same as the aggregate tax basis of, respectively, such Regional Fund Class A, B and C shares surrendered in exchange therefor.

  - The holding period of the Emerging Markets Fund Class A, B and C shares received by a Regional Fund shareholder pursuant to such Regional Fund's Reorganization will include the holding period of, respectively, the Class A, B and C shares of such Regional Fund surrendered in exchange therefor.

  - The Emerging Markets Fund's tax basis in a Regional Fund's assets received by the Emerging Markets Fund pursuant to such Regional Fund's Reorganization will, in each instance, equal the tax basis of such assets in the hands of such Regional Fund immediately prior to its Reorganization, and the Emerging Markets Fund's holding period of such assets will, in each instance, include the period during which the assets were held by such Regional Fund.

  Each opinion of Skadden Arps will be based on federal income tax law in effect on the Closing Date. In rendering its opinion, Skadden Arps will also rely upon certain representations of the management of the Emerging Markets Fund and the respective Regional Fund and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. An opinion of counsel is not binding on the IRS or any court.

  The Emerging Markets Fund intends to continue to be taxed under the rules applicable to registered investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to each Regional Fund and its shareholders.

EXPENSES OF THE REORGANIZATIONS

  The Adviser will pay the expenses incurred in connection with each Reorganization, including, but not limited to: all costs related to the preparation and distribution of materials distributed to the Board; all expenses incurred in connection with the preparation of each Reorganization Agreement and a registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with each Reorganization; the costs of printing and distributing this Joint Prospectus/Proxy Statement; legal fees incurred preparing each Fund's materials for the Board, attending each Fund's Board meetings and preparing the minutes; auditing fees associated with each Fund's financial statements; portfolio transfer taxes (if any); and any similar expenses incurred in connection with each Reorganization. Neither the Funds nor the Adviser will pay any expenses of shareholders arising out of or in connection with the Reorganizations.

CONTINUATION OF SHAREHOLDER ACCOUNTS AND PLANS; SHARE CERTIFICATES

  If a Regional Fund's Reorganization is approved, the Emerging Markets Fund will establish an account for each Regional Fund shareholder containing the appropriate number of shares of the Emerging Markets Fund. The shareholder services and shareholder programs of the Emerging Markets Fund and each Regional Fund are substantially similar. Shareholders of a Regional Fund who are accumulating Regional Fund shares under the dividend reinvestment plan, or who are receiving payment under the systematic withdrawal plan with respect to such Regional Fund shares, will retain the same rights and privileges after the Reorganization in connection with the Emerging Markets Fund Class A, B or C shares received in the Reorganization through substantially similar plans maintained by the Emerging Markets Fund.

  It will not be necessary for shareholders of a Regional Fund to whom certificates have been issued to surrender their certificates. Upon dissolution of the Regional Fund, such certificates will become null and void. However, Regional Fund shareholders holding such certificates may want to present such certificates to receive certificates of the Emerging Markets Fund (to simplify substantiation of and to preserve the tax basis of separate lots of shares).

LEGAL MATTERS

  Certain legal matters concerning the federal income tax consequences of the Reorganizations and the issuance of Class A, B and C shares of the Emerging Markets Fund will be passed on by Skadden Arps, 333 West Wacker Drive, Chicago, Illinois 60606, which serves as counsel to each of the Funds. Wayne W. Whalen, a partner of Skadden Arps, is a director of each of the Funds.

SHAREHOLDER APPROVAL

  The Board has unanimously approved each of the Reorganizations, subject to shareholder approval. Shareholder approval of a Reorganization Agreement requires the affirmative vote of shareholders of a Regional Fund representing a majority of the outstanding shares of such Regional Fund. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE RESPECTIVE LATIN AMERICAN FUND REORGANIZATION AND THE ASIAN EQUITY FUND REORGANIZATION.

                               OTHER INFORMATION

SHAREHOLDER INFORMATION

  At the close of business on May 21, 2003 (the "Record Date"), the Latin American Fund had outstanding 1,106,478 Class A shares, 808,069 Class B shares and 391,772 Class C shares. As of the Record Date, the directors and officers of the Latin American Fund as a group owned less than 1% of the shares of the Latin American Fund. As of the Record Date, no person was known by the Latin American Fund to own beneficially or of record as much as 5% of the Class A, B or C shares of the Latin American Fund except as follows:

SHAREHOLDER AND ADDRESS                    CLASS OF SHARES   PERCENTAGE OWNERSHIP
-----------------------                    ---------------   --------------------
Charles Schwab & Co., Inc................         A                 9.407%
  OneSource Omnibus
  Exclusive Benefit of its Customers
  101 Montgomery Street
  San Francisco, CA 94104-4122
MLPF&S...................................         A                 7.066%
  for the Sole Benefit of its Customers           C                 6.511%
  Attn: Fund Administration 97J79
  4800 Deer Lake Drive, 2nd Floor
  Jacksonville, Florida 32246-6484
Dean Witter Reynolds.....................         A                 5.408%
  5 World Trade Center, Floor 6                   B                25.207%
  New York, NY 10048-0205                         C                 6.844%
Citigroup Global Markets Inc.............         B                 7.995%
  00109801250                                     C                10.662%
  Attn: Cindy Tempesta, 7th Floor
  333 West 34th Street
  New York, NY 10001-2402

  At the close of business on the Record Date, the Asian Equity Fund had outstanding 3,378,565 Class A shares, 1,672,338 Class B shares and 1,596,940

Class C shares. As of the Record Date, the directors and officers of the Asian Equity Fund as a group owned less than 1% of the shares of the Asian Equity Fund. As of the Record Date, no person was known by the Asian Equity Fund to own beneficially or of record as much as 5% of the Class A, B or C shares of the Asian Equity Fund except as follows:

SHAREHOLDER AND ADDRESS                    CLASS OF SHARES   PERCENTAGE OWNERSHIP
-----------------------                    ---------------   --------------------
Citigroup Global Markets Inc.............         A                10.146%
  00109801250                                     B                 8.299%
  Attn: Cindy Tempesta, 7th Floor                 C                12.725%
  333 West 34th Street
  New York, NY 10001-2402
Dean Witter Reynolds.....................         B                18.969%
  5 World Trade Center, Floor 6                   C                 5.623%
  New York, NY 10048-0205
PFPC Brokerage Services..................         B                 5.653%
  FBO Primerica Financial Services
  760 Moore Road
  King of Prussia, PA 19406-1212

  At the close of business on the Record Date, the Emerging Markets Fund had outstanding 6,238,229 Class A shares, 3,520,494 Class B shares and 1,723,813 Class C shares. As of the Record Date, the directors and officers of the Emerging Markets Fund as a group owned less than 1% of the shares of the Emerging Markets Fund. As of the Record Date, no person was known by the Emerging

Markets Fund to own beneficially or of record as much as 5% of the Class A, B or C shares of the Emerging Markets Fund except as follows:

SHAREHOLDER AND ADDRESS                    CLASS OF SHARES   PERCENTAGE OWNERSHIP
-----------------------                    ---------------   --------------------
MLPF&S...................................         A                27.290%
  for the Sole Benefit of its Customers           C                15.323%
  Attn: Fund Administration 97J79
  4800 Deer Lake Drive, 2nd Floor
  Jacksonville, Florida 32246-6484
Charles Schwab & Co., Inc. ..............         A                 9.235%
  OneSource Omnibus
  Exclusive Benefit of its Customers
  101 Montgomery Street
  San Francisco, CA 94104-4122
Dean Witter Reynolds.....................         A                 5.683%
  5 World Trade Center, Floor 6                   B                25.049%
  New York, NY 10048-0205                         C                 8.294%
PFPC Brokerage Services..................         B                 5.438%
  FBO Primerica Financial Services
  760 Moore Road
  King of Prussia, PA 19406-1212
Citigroup Global Markets Inc. ...........         B                 5.353%
  00109801250                                     C                12.355%
  Attn: Cindy Tempesta, 7th Floor
  333 West 34th Street
  New York, NY 10001-2402

SHAREHOLDER PROPOSALS

  The Funds do not hold regular annual meetings of shareholders. Any shareholder who wishes to submit proposals for consideration at a meeting of a Fund should send such proposal to the Fund at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555. To be considered for presentation at a shareholders' meeting, rules promulgated by the SEC require that, among other things, a shareholder's proposal must be received at the offices of a Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included in any proxy statement.

SOLICITATION OF PROXIES

  Solicitation of proxies is being made primarily by the mailing of this Notice and Joint Prospectus/Proxy Statement with its enclosures on or about June 12, 2003. Shareholders of a Regional Fund whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of Van Kampen and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile or oral communication. The Regional Funds have retained ALAMO direct Mail Services, Inc. and may also retain D.F. King & Co., Inc., each a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. Regional Fund shareholders may receive a telephone call from a professional proxy solicitation firm asking the shareholder to vote. The proxy solicitation expenses of the Reorganizations, estimated to be approximately $18,000, will be paid by the Adviser.

OTHER MATTERS TO COME BEFORE THE MEETING

  The Board knows of no business other than that described in the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, proxies (including abstentions and broker non-votes) will be voted in favor of one or more adjournments of the Meeting to permit further solicitation of proxies on such proposals, provided that they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the particular proposals, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

                      VOTING INFORMATION AND REQUIREMENTS

  The affirmative vote of shareholders representing a majority of the outstanding shares of a Regional Fund is required to approve the respective Regional Fund's Reorganization Agreement. The Board has fixed the close of business on May 21, 2003 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. Regional Fund shareholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights.

  Regional Fund shareholders may vote by appearing in person at the Meeting, by returning the enclosed proxy ballot or by casting their vote by telephone or internet using the instructions provided on the enclosed proxy card. Any person giving a proxy may revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the secretary of the Regional Fund or by voting in person at the Meeting.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted "FOR" the approval of the Reorganization Agreement between the Regional Fund and the Emerging Markets Fund. Proxies received prior to the Meeting on which no vote is indicated will be voted "FOR" each proposal as to which it is entitled to vote. Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) are not treated as votes "FOR" a proposal. Abstentions and broker non-votes will have the same effect as votes "AGAINST" the proposal, since approval of the proposal is based on the affirmative vote of a majority of the total shares outstanding. One-third of the outstanding shares entitled to vote must be present in person or by proxy to have a quorum to conduct business at the Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.

  If you cannot be present in person, you are requested to fill in, sign and return the enclosed Proxy promptly. No postage is required if mailed in the United States.

                                       A. Thomas Smith III
June 10, 2003                          Vice President and Secretary

                         [VAN KAMPEN INVESTMENTS LOGO]

                      STATEMENT OF ADDITIONAL INFORMATION

      RELATING TO THE ACQUISITION OF THE ASSETS AND LIABILITIES OF EACH OF

                         VAN KAMPEN LATIN AMERICAN FUND

                                      AND

                          VAN KAMPEN ASIAN EQUITY FUND

                        BY AND IN EXCHANGE FOR SHARES OF

                        VAN KAMPEN EMERGING MARKETS FUND

                              DATED JUNE 10, 2003

                             ---------------------

     This Statement of Additional Information is available to the shareholders of the Van Kampen Latin American Fund (the "Latin American Fund") and shareholders of the Van Kampen Asian Equity Fund (the "Asian Equity Fund") in connection with proposed reorganizations whereby all of the assets and liabilities of the Latin American Fund and the Asian Equity Fund would be transferred to Van Kampen Emerging Markets Fund (the "Emerging Markets Fund") in exchange for Class A, B and C shares of the Emerging Markets Fund. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Joint Prospectus/Proxy Statement.

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Joint Prospectus/Proxy Statement, dated June 10, 2003, relating to the reorganizations of the Latin American Fund and the Asian Equity Fund. A copy of the Joint Prospectus/Proxy Statement may be obtained, without charge, by writing to the Van Kampen Client Relations Department at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555 or by calling 1-866-283-9928 (TDD users may call 1-800-421-2833).

     The Emerging Markets Fund will provide, without charge, upon the request of any person to whom this Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Proposed Reorganizations....................................    1
Additional Information About the Funds......................    1
Financial Statements........................................    2
Pro Forma Financial Statements..............................    2

                            PROPOSED REORGANIZATION

     The shareholders of each of the Latin American Fund and the Asian Equity Fund are being asked to approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") pursuant to which each Fund would (i) transfer all of its assets and liabilities to the Emerging Markets Fund in exchange for Class A, B and C shares of the Emerging Markets Fund, (ii) distribute such shares to its shareholders and (iii) be dissolved. A form of each Reorganization Agreement is attached hereto as Appendix A.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

     Incorporated herein by reference in its entirety is the Statement of Additional Information for the Van Kampen Series Fund, Inc. dated October 25, 2002, as supplemented, which has been filed with the Securities and Exchange Commission and is attached hereto as Appendix B.

                              FINANCIAL STATEMENTS

     Incorporated herein by reference in their respective entireties are (i) the audited annual financial statements of the Latin American Fund, dated June 30, 2002, included in Appendix B, (ii) the unaudited semi-annual financial statements of the Latin American Fund, dated December 31, 2002, attached hereto as Appendix C, (iii) the audited annual financial statements of the Asian Equity Fund, dated June 30, 2002, included in Appendix B, (iv) the unaudited semi-annual financial statements of the Asian Equity Fund, dated December 31, 2002, attached hereto as Appendix D, (v) the audited annual financial statements of the Emerging Markets Fund, dated June 30, 2002, included in Appendix B and
(vi) the unaudited semi-annual financial statements of the Emerging Markets Fund, dated December 31, 2002, attached hereto as Appendix E.

                         PRO FORMA FINANCIAL STATEMENTS

     Attached hereto as Appendix F are unaudited pro forma financial statements of the Emerging Markets Fund giving effect to the Reorganizations.

                                                                      APPENDIX A

                 FORMS OF AGREEMENT AND PLAN OF REORGANIZATION

                      AGREEMENT AND PLAN OF REORGANIZATION

         This Agreement and Plan of Reorganization (the "Agreement") is made as of August ___, 2003, by Van Kampen Series Fund, Inc. (the "Series Fund"), a registered investment company, SEC File No. 811-07140, on behalf of its series, Van Kampen Emerging Markets Fund (the "Acquiring Fund") and Van Kampen Latin American Fund (the "Target Fund").

                              W I T N E S S E T H:

         WHEREAS, the Board of Directors of the Acquiring Fund and the Target Fund (the "Board") has determined that entering into this Agreement for the Acquiring Fund to acquire the assets and liabilities of the Target Fund is in the best interest of the shareholders of each respective fund; and

         WHEREAS, the parties intend that this transaction qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code");

         NOW, THEREFORE, in consideration of the mutual promises contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       PLAN OF TRANSACTION.

         A. TRANSFER OF ASSETS. Upon satisfaction of the conditions precedent set forth in Sections 7 and 8 hereof, the Target Fund will convey, transfer and deliver to the Acquiring Fund at the Closing, provided for in Section 2 hereof, all of the existing assets of the Target Fund (including accrued interest to the Closing Date) as more fully set forth on Schedule 1 hereto, and as amended from time to time prior to the Closing Date (as defined below), free and clear of all liens, encumbrances and claims whatsoever (the assets so transferred collectively being referred to as the "Assets").

         B. CONSIDERATION. In consideration thereof, the Acquiring Fund agrees that on the Closing Date the Acquiring Fund will (i) deliver to the Target Fund, full and fractional Class A, Class B and Class C shares of the Acquiring Fund having aggregate net asset values in an amount equal to the aggregate dollar value of the Assets net of any liabilities of the Target Fund described in
Section 3E hereof (the "Liabilities") determined pursuant to Section 3A of this Agreement (collectively, the "Acquiring Fund Shares") and (ii) assume all of the Liabilities of the Target Fund. The calculation of full and fractional Class A, Class B and Class C shares of the Acquiring Fund to be exchanged shall be carried out to no less than two (2) decimal places. All Acquiring Fund Shares delivered to the Target Fund in exchange for such Assets shall be delivered at net asset value without sales load, commission or other transactional fees being imposed.

2.       CLOSING OF THE TRANSACTION.

         CLOSING DATE. The closing shall occur within fifteen (15) business days after the later of receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Target Fund at which this Agreement will be considered and approved or such later date as soon as practicable thereafter, as the parties may mutually agree (the "Closing Date"). On the Closing Date, the Acquiring Fund shall deliver to the Target Fund the Acquiring Fund Shares in the amount determined pursuant to Section 1B hereof and the Target Fund thereafter shall, in order to effect the distribution of such shares to the Target Fund shareholders, instruct the Acquiring Fund to register the pro rata interest in the Acquiring Fund Shares (in full and fractional shares) of each of the holders of record of shares of the Target Fund in accordance with their holdings of Class A, Class B or Class C shares and shall provide as part of such instruction a complete and updated list of such holders (including addresses and taxpayer identification numbers), and the Acquiring Fund agrees promptly to comply with said instruction. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such instruction, but shall assume that such instruction is valid, proper and correct.

3.       PROCEDURE FOR REORGANIZATION.

         A. VALUATION. The value of the Assets and Liabilities of the Target Fund to be transferred and assumed, respectively, by the Acquiring Fund shall be computed as of the Closing Date, in the manner set forth in the most recent Prospectus and Statement of Additional Information of the Acquiring Fund (collectively, the "Acquiring Fund Prospectus"), copies of which have been delivered to the Target Fund.

         B. DELIVERY OF FUND ASSETS. The Assets shall be delivered to State Street Bank and Trust Company or other custodian as designated by the Acquiring Fund (collectively the "Custodian") for the benefit of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, the cost of which shall be borne by the Van Kampen Investments Inc. ("Van Kampen") or a subsidiary or affiliate thereof.

         C. FAILURE TO DELIVER SECURITIES. If the Target Fund is unable to make delivery pursuant to Section 3B hereof to the Custodian of any of the securities of the Target Fund for the reason that any of such securities purchased by the Acquiring Fund have not yet been delivered to it by the Target Fund's broker or brokers, then, in lieu of such delivery, the Target Fund shall deliver to the Custodian, with respect to said securities, executed copies of an agreement of assignment and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or Custodian, including brokers' confirmation slips.

         D. SHAREHOLDER ACCOUNTS. The Acquiring Fund, in order to assist the Target Fund in the distribution of the Acquiring Fund Shares to the Target Fund shareholders after delivery of the Acquiring Fund Shares to the Target Fund, will establish pursuant to the request of the Target Fund an open account with the Acquiring Fund for each shareholder of the Target Fund and, upon request by the Target Fund, shall transfer to such accounts, the exact number of full and fractional Class A, Class B and Class C shares of the Acquiring Fund then held by the Target Fund specified in the instruction provided pursuant to Section 2 hereof. The Acquiring Fund is not required to issue certificates representing Acquiring Fund Shares unless requested to do so by a shareholder. Upon liquidation or dissolution of the Target Fund, certificates representing shares of the Target Fund shall become null and void.

         E. LIABILITIES. The Liabilities shall include all of the Target Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.

         F. EXPENSES. In the event that the transactions contemplated herein are consummated, Van Kampen (or a subsidiary thereof) will pay the expenses of the Reorganization, including the costs of the special meeting of shareholders of the Target Fund. In addition, as part of the Reorganization, the Target Fund will write off its remaining unamortized organizational expenses, which shall be reimbursed by Van Kampen (or a subsidiary thereof). In the event that the transactions contemplated herein are not consummated for any reason, then all reasonable outside expenses incurred to the date of termination of this Agreement shall be borne by Van Kampen (or a subsidiary thereof).

         G. DISSOLUTION. As soon as practicable after the Closing Date but in no event later than one year after the Closing Date, the Target Fund shall voluntarily dissolve and completely liquidate by taking, in accordance with the law in the state of its organization and federal securities laws, all steps as shall be necessary and proper to effect a complete liquidation and dissolution of the Target Fund. Immediately after the Closing Date, the share transfer books relating to the Target

Fund shall be closed and no transfer of shares shall thereafter be made on such books.

4.       REPRESENTATIONS AND WARRANTIES OF THE TARGET FUND.

         The Target Fund hereby represents and warrants to the Acquiring Fund, which representations and warranties are true and correct on the date hereof, and agrees with the Acquiring Fund that:

         A. ORGANIZATION. The Target Fund is duly formed and in good standing under the laws of the state of its organization and is duly authorized to transact business in the state of its organization. The Target Fund is qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Fund. The Target Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Fund.

         B. REGISTRATION. The Target Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and such registration has not been revoked or rescinded. The Target Fund is in compliance in all material respects with the 1940 Act, and the rules and regulations thereunder with respect to its activities. All of the outstanding shares of the Target Fund have been duly authorized and are validly issued, fully paid and nonassessable and not subject to pre-emptive or dissenters' rights.

         C. AUDITED FINANCIAL STATEMENTS. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Target Fund audited as of and for the year ended June 30, 2002, true and complete copies of which have been heretofore furnished to the Acquiring Fund, fairly represent the financial condition and the results of operations of the Target Fund as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

         D. FINANCIAL STATEMENTS. The Target Fund shall furnish to the Acquiring Fund within five (5) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of the Target Fund's operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and the results of its operations and changes in financial position for the period then ended; and such financial statements shall be certified by the Treasurer of the Target Fund as complying with the requirements hereof.

         E. CONTINGENT LIABILITIES. There are, and as of the Closing Date will be, no contingent Liabilities of the Target Fund not disclosed in the financial statements delivered pursuant to Sections 4C and 4D which would materially affect the Target Fund's financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Target Fund which would, if adversely determined, materially affect the Target Fund's financial condition. All Liabilities were incurred by the Target Fund in the ordinary course of its business.

         F. MATERIAL AGREEMENTS. The Target Fund is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and except as referred to in the Target Fund's Prospectus and Statement of Additional Information there are no material agreements outstanding relating to the Target Fund to which the Target Fund is a party.

         G. STATEMENT OF EARNINGS. As promptly as practicable, but in any case no later than 30 calendar days after the Closing Date, the Target Fund shall furnish the Acquiring Fund with a statement of the earnings and profits of the Target Fund within the meaning of the Code as of the Closing Date.

         H. TAX RETURNS. At the date hereof and on the Closing Date, all Federal and other material tax returns and reports of the Target Fund required by law to have been filed by such dates shall have been filed, and all Federal and other taxes shown thereon shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Target Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

         I. CORPORATE AUTHORITY. The Target Fund has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Board, and except for obtaining approval of the holders of the shares of the Target Fund, no other corporate acts or proceedings by the Target Fund are necessary to authorize this Agreement and the transactions contemplated herein.

This Agreement has been duly executed and delivered by the Target Fund and constitutes a valid and binding obligation of the Target Fund enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar law affecting creditors' rights generally, or by general principals of equity (regardless of whether enforcement is sought in a proceeding at equity or law).

         J. NO VIOLATION; CONSENTS AND APPROVALS. The execution, delivery and performance of this Agreement by the Target Fund does not and will not (i) result in a material violation of any provision of the Target Fund's organizational documents, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Target Fund or (iii) result in a material violation or breach of, or constitute a default under any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Target Fund is subject, or (iv) result in the creation or imposition or any lien, charge or encumbrance upon any property or assets of the Target Fund. Except as set forth in Schedule 2 to this Agreement, (i) no consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Target Fund of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the Target Fund of the transactions contemplated by this Agreement.

         K. ABSENCE OF CHANGES. From the date of this Agreement through the Closing Date, there shall not have been:

         (1) any change in the business, results of operations, assets, or financial condition or the manner of conducting the business of the Target Fund, other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets or financial condition;

         (2) issued any option to purchase or other right to acquire shares of the Target Fund granted by the Target Fund to any person other than subscriptions to purchase shares at net asset value in accordance with terms in the Prospectus for the Target Fund;

         (3) any entering into, amendment or termination of any contract or agreement by the Target Fund, except as otherwise contemplated by this Agreement;

         (4) any indebtedness incurred, other than in the ordinary course of business, by the Target Fund for borrowed money or any commitment to borrow money entered into by the Target Fund;

         (5) any amendment of the Target Fund's organizational documents; or

         (6) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Fund other than a lien for taxes not yet due and payable.

         L. TITLE. On the Closing Date, the Target Fund will have good and marketable title to the Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, other than a lien for taxes not yet due and payable, and full right, power and authority to sell, assign, transfer and deliver such Assets; upon delivery of such Assets, the Acquiring Fund will receive good and marketable title to such Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities other than a lien for taxes not yet due and payable.

         M. PROSPECTUS/PROXY STATEMENT. The Registration Statement and the Prospectus/Proxy Statement contained therein as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if it shall have been amended or supplemented, conform and will conform as it relates to the Target Fund, in all material respects, to the applicable requirements of the applicable Federal and state securities laws and the rules and regulations of the Securities and Exchange Commission (the "SEC") thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 4M apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquiring Fund furnished to the Target Fund by the Acquiring Fund.

         N. TAX QUALIFICATION. The Target Fund has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years; and has satisfied the distribution requirements imposed by
Section 852 of the Code for each of its taxable years.

         O. FAIR MARKET VALUE. The fair market value on a going concern basis of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Fund and those to which the Assets are subject.

         P. TARGET FUND LIABILITIES. Except as otherwise provided for herein, the Target Fund shall use reasonable efforts, consistent with its ordinary operating procedures, to repay in full any indebtedness for borrowed money and have discharged or reserved against all of the Target Fund's known debts, liabilities and obligations including expenses, costs and charges whether absolute or contingent, accrued or unaccrued.

5.       REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND.

         The Acquiring Fund hereby represents and warrants to the Target Fund, which representations and warranties are true and correct on the date hereof, and agrees with the Target Fund that:

         A. ORGANIZATION. The Acquiring Fund is duly formed and in good standing under the laws of the state of its organization and is duly authorized to transact business in the state of its organization. The Acquiring Fund is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business and the business thereof as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

         B. REGISTRATION. The Acquiring Fund is registered under the 1940 Act as an open-end management investment company and such registration has not been revoked or rescinded. The Acquiring Fund is in compliance in all material respects with the 1940 Act, and the rules and regulations thereunder with respect to its activities. All of the outstanding shares of the Acquiring Fund have been duly authorized and are validly issued, fully paid and non-assessable and not subject to pre-emptive or dissenters' rights.

         C. AUDITED FINANCIAL STATEMENTS. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Acquiring Fund audited as of and for the year ended June 30, 2002, true and complete copies of which have been heretofore furnished to the Target Fund, fairly represent the financial condition and the results of operations of the Acquiring Fund as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

         D. FINANCIAL STATEMENTS. The Acquiring Fund shall furnish to the Target Fund within five (5) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of its operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the period involved and the results of its operations and changes in financial position for the periods then ended; and such financial statements shall be certified by the Treasurer of the Acquiring Fund as complying with the requirements hereof.

         E. CONTINGENT LIABILITIES. There are, and as of the Closing Date will be, no contingent liabilities of the Acquiring Fund not disclosed in the financial statements delivered pursuant to Sections 5C and 5D which would materially affect the Acquiring Fund's financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Acquiring Fund which would, if adversely determined, materially affect the Acquiring Fund's financial condition. All liabilities were incurred by the Acquiring Fund in the ordinary course of its business.

         F. MATERIAL AGREEMENTS. The Acquiring Fund is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and except as referred to in the Acquiring Fund's Prospectus and Statement of Additional Information there are no material agreements outstanding relating to the Acquiring Fund to which the Acquiring Fund is a party.

         G. TAX RETURNS. At the date hereof and on the Closing Date, all Federal and other material tax returns and reports of the Acquiring Fund required by law to have been filed by such dates shall have been filed, and all Federal and other taxes shown thereon shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

         H. CORPORATE AUTHORITY. The Acquiring Fund has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Board, no other corporate acts or proceedings by the Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Acquiring Fund and constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar law affecting creditors' rights generally, or by general principals of equity (regardless of whether enforcement is sought in a proceeding at equity or law).

         I. NO VIOLATION; CONSENTS AND APPROVALS. The execution, delivery and performance of this Agreement by the Acquiring Fund does not and will not (i) result in a material violation of any provision of the Acquiring Fund's organizational documents, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Acquiring Fund or (iii) result in a material violation or breach of, or constitute a default under any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Acquiring Fund is subject, or (iv) result in the creation or imposition or any lien, charge or encumbrance upon any property or assets of the Acquiring Fund. Except as set forth in Schedule 3 to this Agreement, (i) no consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement.

         J. ABSENCE OF PROCEEDINGS. There are no legal, administrative or other proceedings pending or, to its knowledge, threatened against the Acquiring Fund which would materially affect its financial condition.

         K. SHARES OF THE ACQUIRING FUND: REGISTRATION. The Acquiring Fund Shares to be issued pursuant to Section 1 hereof will be duly registered under the Securities Act of 1933, as amended (the "Securities Act"), and all applicable state securities laws.

         L. SHARES OF THE ACQUIRING FUND: AUTHORIZATION. The shares of the Acquiring Fund to be issued pursuant to Section 1 hereof have been duly authorized and, when issued in accordance with this Agreement, will be validly issued and fully paid and non-assessable by the Acquiring Fund and conform in all material respects to the description thereof contained in the Acquiring Fund's Prospectus furnished to the Target Fund.

         M. ABSENCE OF CHANGES. From the date hereof through the Closing Date, there shall not have been any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Acquiring Fund, other than changes in the ordinary course of its business, which has had a material adverse effect on such business, results of operations, assets or financial condition.

         N. REGISTRATION STATEMENT. The Registration Statement and the Prospectus/Proxy Statement contained therein as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if they shall have been amended or supplemented, conforms and will conform, as it relates to the Acquiring Fund, in all material respects, to the applicable requirements of the applicable Federal securities laws and the rules and regulations of the SEC thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 5 apply to statements or omissions made in reliance upon and in conformity with written information concerning the Target Fund furnished to the Acquiring Fund by the Target Fund.

         O. TAX QUALIFICATION. The Acquiring Fund has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years; and has satisfied the distribution requirements imposed by
Section 852 of the Code for each of its taxable years.

6.       COVENANTS.

         During the period from the date of this Agreement and continuing until the Closing Date the Target Fund and Acquiring Fund each agrees that (except as expressly contemplated or permitted by this Agreement):

         A. OTHER ACTIONS. The Target Fund and Acquiring Fund shall operate only in the ordinary course of business consistent with prior practice. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

         B. GOVERNMENT FILINGS; CONSENTS. The Target Fund and Acquiring Fund shall file all reports required to be filed by the Target Fund and Acquiring Fund with the SEC between the date of this Agreement and the Closing Date and shall deliver to the other party copies of all such reports promptly after the same are filed. Except where prohibited by applicable statutes and regulations, each party shall promptly provide the other (or its counsel) with copies of all other filings made by such party with any state, local or federal government agency or entity in connection with this Agreement or the transactions contemplated hereby. Each of the Target Fund and the Acquiring Fund shall use all reasonable efforts to obtain all consents, approvals and authorizations required in connection with the consummation of the transactions contemplated by this Agreement and to make all necessary filings with the appropriate Secretary of State.

         C. PREPARATION OF THE REGISTRATION STATEMENT AND THE PROSPECTUS/PROXY STATEMENT. In connection with the Registration Statement and the Prospectus/Proxy Statement, each party hereto will cooperate with the other and furnish to the other the information relating to the Target Fund or Acquiring Fund, as the case may be, required by the Securities Act or the Securities Exchange Act of 1934 and the rules and regulations thereunder, as the case may be, to be set forth in the Registration Statement or the Prospectus/Proxy Statement, as the case may be. The Target Fund shall promptly prepare for filing with the SEC the Prospectus/Proxy Statement and the Acquiring Fund shall promptly prepare and file with the SEC the Registration Statement, in which the Prospectus/Proxy Statement will be included as a prospectus. In connection with the Registration Statement, insofar as it relates to the Target Fund and its affiliated persons, the Acquiring Fund shall only include such information as is approved by the Target Fund for use in the Registration Statement. The Acquiring Fund shall not amend or supplement any such information regarding the Target Fund and such affiliates without the prior written consent of the Target Fund which consent shall not be unreasonably withheld or delayed. The Acquiring Fund shall promptly notify and provide the Target Fund with copies of all amendments or supplements filed with respect to the Registration Statement. The Acquiring Fund shall use all reasonable efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing. The Acquiring Fund shall also take any action (other than qualifying to do business in any jurisdiction in which it is now not so qualified) required to be taken under any applicable state securities laws in connection with the issuance of the Acquiring Fund's shares in the transactions contemplated by this Agreement, and the Target Fund shall furnish all information concerning the Target Fund and the holders of the Target Fund's shares as may be reasonably requested in connection with any such action.

         D. ACCESS TO INFORMATION. During the period prior to the Closing Date, the Target Fund shall make available to the Acquiring Fund a copy of each report, schedule, registration statement and other document (the "Documents") filed or received by it during such period pursuant to the requirements of Federal or state securities laws or Federal or state banking laws (other than Documents which such party is not permitted to disclose under applicable law). During the period prior to the Closing Date, the Acquiring Fund shall make available to the Target Fund each Document pertaining to the transactions contemplated hereby filed or received by it during such period pursuant to Federal or state securities laws or Federal or state banking laws (other than Documents which such party is not permitted to disclose under applicable law).

         E. SHAREHOLDERS MEETING. The Target Fund shall call a meeting of the Target Fund shareholders to be held as promptly as practicable for the purpose of voting upon the approval of this Agreement and the transactions contemplated herein, and shall furnish a copy of the Prospectus/Proxy Statement and form of proxy to each shareholder of the Target Fund as of the record date for such meeting of shareholders. The Board shall recommend to the Target Fund shareholders approval of this Agreement and the transactions contemplated herein, subject to fiduciary obligations under applicable law.

         F. COORDINATION OF PORTFOLIOS. The Target Fund and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Target Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund's portfolio, the resulting portfolio will meet the Acquiring Fund's investment objective, policies and restrictions, as set forth in the Acquiring Fund's Prospectus, a copy of which has been delivered to the Target Fund.

         G. DISTRIBUTION OF THE SHARES. At Closing the Target Fund covenants that it shall cause to be distributed the Acquiring Fund Shares in the proper pro rata amount for the benefit of Target Fund's shareholders and such that the Target Fund shall not continue to hold amounts of said shares so as to cause a violation of Section 12(d)(1) of the 1940 Act. The Target Fund covenants further that, pursuant to Section 3G, it shall liquidate and dissolve as promptly as practicable after the Closing Date. The Target Fund covenants to use all reasonable efforts to cooperate with the Acquiring Fund and the Acquiring Fund's transfer agent in the distribution of said shares.

         H. BROKERS OR FINDERS. Except as disclosed in writing to the other party prior to the date hereof, each of the Target Fund and the Acquiring Fund represents that no agent, broker, investment banker, financial advisor or other firm or person is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement, and each party shall hold the other harmless from and against any and all claims, liabilities or obligations with respect to any such fees, commissions or expenses asserted by any person to be due or payable in connection with any of the transactions contemplated by this Agreement on the basis of any act or statement alleged to have been made by such first party or its affiliate.

         I. ADDITIONAL AGREEMENT. In case at any time after the Closing Date any further action is necessary or desirable in order to carry out the purposes of this Agreement the proper officers and trustees of each party to this Agreement shall take all such necessary action.

         J. PUBLIC ANNOUNCEMENTS. For a period of time from the date of this Agreement to the Closing Date, the Target Fund and the Acquiring Fund will consult with each other before issuing any press releases or otherwise making any public statements with respect to this Agreement or the transactions contemplated herein and shall not issue any press release or make any public statement prior to such consultation, except as may be required by law or the rules of any national securities exchange on which such parties' securities are traded.

         K. TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquiring Fund nor the Target Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Target Fund, to render the tax opinion required herein.

         L. DECLARATION OF DIVIDEND. At or immediately prior to the Closing Date, the Target Fund shall declare and pay to its stockholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

7.       CONDITIONS TO OBLIGATIONS OF THE TARGET FUND.

         The obligations of the Target Fund hereunder with respect to the consummation of the Reorganization are subject to the satisfaction, or written waiver by the Target Fund, of the following conditions:

         A. SHAREHOLDER APPROVAL. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of the holders of a majority of the outstanding shares of the Target Fund.

         B. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Each of the representations and warranties of the Acquiring Fund contained herein shall be true in all material respects as of the Closing Date, and as of the Closing Date there shall have been no material adverse change in the financial condition, results of operations, business properties or assets of the Acquiring Fund, and the Target Fund shall have received a certificate of the President or Vice President of the Acquiring Fund satisfactory in form and substance to the Target Fund so stating. The Acquiring Fund shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by it on or prior to the Closing Date.

         C. REGISTRATION STATEMENT EFFECTIVE. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

         D. REGULATORY APPROVAL. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

         E. NO INJUNCTIONS OR RESTRAINTS; ILLEGALITY. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition (an "Injunction") preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity asking any of the foregoing be pending. There shall not have been any action taken or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal or which has a material adverse effect on business operations of the Acquiring Fund.

         F. TAX OPINION. The Target Fund shall have obtained an opinion from Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel for the Target Fund, dated as of the Closing Date, addressed to the Target Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code.

         G. OPINION OF COUNSEL. The Target Fund shall have received the opinion of counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund substantially in the form and to the effect that: (i) the Acquiring Fund is duly formed and validly existing under the laws of its State of organization; (ii) the Acquiring Fund is registered as an open-end management investment company under the 1940 Act; (iii) this Agreement and the reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of Acquiring Fund and this Agreement has been duly executed and delivered by the Acquiring Fund and (assuming the Agreement is a valid and binding obligation of the other parties thereto) is a valid and binding obligation of the Acquiring Fund; (iv) neither the execution or delivery by the Acquiring Fund of this Agreement nor the consummation by the Acquiring Fund of the transactions contemplated thereby violate any provision of any statute or any published regulation or any judgment or order disclosed to counsel by the Acquiring Fund as being applicable to the Acquiring Fund; (v) the Acquiring Fund's Shares have been duly authorized and upon issuance thereof in accordance with this Agreement will be validly issued and fully paid; and (vi) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Acquiring Fund of the Agreement and the consummation of the transactions therein contemplated do not require, under the laws of the State of organization or any state in which the Acquiring Fund is qualified to do business or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing (a) which may be required as a result of the involvement of other parties to the Agreement in the transactions contemplated by the Agreement because of their legal or regulatory status or because of any other facts specifically pertaining to them; (b) the absence of which does not deprive the Target Fund of any material benefit under the Agreement; or (c) which can be readily obtained without significant delay or expense to the Target Fund, without loss to the Target Fund of any material benefit under the Agreement and without any material adverse effect on the Target Fund during the period such consent, approval, authorization, registration, qualification or order was obtained. The foregoing opinion relates only to consents, approvals, authorizations, registrations, qualifications, orders or filings under (a) laws which are specifically referred to in the opinion, (b) laws of the State of organization or any state in which the Acquiring Fund is qualified to do business and the federal laws of the United States which, in counsel's experience, are normally applicable to transactions of the type provided for in the Agreement and (c) court orders and judgments disclosed to counsel by the Acquiring Fund in connection with the opinion. In addition, although counsel need not have specifically considered the possible applicability to the Acquiring Fund of any other laws, orders or judgments, nothing has come to their attention in connection with their representation of the Acquiring Fund in this transaction that has caused them to conclude that any other consent, approval, authorization, registration, qualification, order or filing is required.

         H. OFFICER CERTIFICATES. The Target Fund shall have received a certificate of an authorized officer of the Acquiring Fund, dated as of the Closing Date, certifying that the representations and warranties set forth in
Section 5 are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board shall be furnished to the Target Fund.

8.       CONDITIONS TO OBLIGATIONS OF ACQUIRING FUND.

         The obligations of the Acquiring Fund hereunder with respect to the consummation of the Reorganization are subject to the satisfaction, or written waiver by the Acquiring Fund of the following conditions:

         A. SHAREHOLDER APPROVAL. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of the holders of a majority of the outstanding shares of common stock of the Target Fund.

         B. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Each of the representations and warranties of the Target Fund contained herein shall be true in all material respects as of the Closing Date, and as of the Closing Date there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Target Fund, and the Acquiring Fund shall have received a certificate of an authorized officer of the Target Fund satisfactory in form and substance to the Acquiring Fund so stating. The Target Fund shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by them on or prior to the Closing Date.

         C. REGISTRATION STATEMENT EFFECTIVE. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

         D. REGULATORY APPROVAL. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

         E. NO INJUNCTIONS OR RESTRAINTS: ILLEGALITY. No injunction preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity seeking any of the foregoing be pending. There shall not be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal.

         F. TAX OPINION. The Acquiring Fund shall have obtained an opinion from Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code.

         G. OPINION OF COUNSEL. The Acquiring Fund shall have received the opinion of counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that: (i) the Target Fund is duly formed and validly existing under the laws of its state of organization; (ii) the Target Fund is registered as an open-end management investment company under the 1940 Act; (iii) this Agreement and the reorganization provided for herein and the execution of this Agreement have been duly authorized by all requisite action of the Target Fund and this Agreement has been duly executed and delivered by the Target Fund and (assuming the Agreement is a valid and binding obligation of the other parties thereto) is a valid and binding obligation of the Target Fund; (iv) neither the execution or delivery by the Target Fund of this Agreement nor the consummation by the Target Fund of the transactions contemplated thereby violate any provision of any statute, or any published regulation or any judgment or order disclosed to them by the Target Fund as being applicable to the Target Fund; and (v) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Trust on behalf of the Target Fund of the Agreement and the consummation of the transactions therein contemplated do not require, under the laws of the State of organization or any state in which the Target Fund is qualified to do business, or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the Securities Act, the 1940 Act or the rules and regulations thereunder.) Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing; (a) which may be required as a result of the involvement of other parties to the Agreement in the transactions contemplated by the Agreement because of their legal or regulatory status or because of any other facts specifically pertaining to them;
(b) the absence of which does not deprive the Acquiring Fund of any material benefit under such agreements; or (c) which can be readily obtained without significant delay or expense to the Acquiring Fund, without loss to the Acquiring Fund of any material benefit under the Agreement and without any material adverse effect on them during the period such consent, approval, authorization, registration, qualification or order was obtained. The foregoing opinion relates only to consents, approvals, authorizations, registrations, qualifications, orders or filings under (a) laws which are specifically referred to in the opinion, (b) laws of the State of organization or any State in which the Target Fund is qualified to do business and the federal laws of the United States which, in counsel's experience, are normally applicable to transactions of the type provided for in the Agreement and (c) court orders and judgments disclosed to them by the Target Fund in connection with the opinion. In addition, although counsel need not have specifically considered the possible applicability to the Target Fund of any other laws, orders or judgments, nothing has come to their attention in connection with their representation of the Target Fund in this transaction that has caused them to conclude that any other consent, approval, authorization, registration, qualification, order or filing is required.

         H. THE ASSETS. The Assets, as set forth in Schedule 1, as amended, shall consist solely of securities which are in conformity with the Acquiring Fund's investment objectives, policies and restrictions as set forth in the Acquiring Fund's Prospectus, a copy of which has been delivered to the Target Fund.

         I. SHAREHOLDER LIST. The Target Fund shall have delivered to the Acquiring Fund an updated list of all shareholders of the Target Fund, as reported by the Target Fund's transfer agent, as of one (1) business day prior to the Closing Date with each shareholder's respective holdings in the Target Fund, taxpayer identification numbers, Form W9 and last known address.

         J. OFFICER CERTIFICATES. The Acquiring Fund shall have received a certificate of an authorized officer of the Target Fund, dated as of the Closing Date, certifying that the representations and warranties set forth in Section 4 are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board and shareholders.

9.       AMENDMENT, WAIVER AND TERMINATION.

         A. The parties hereto may, by agreement in writing authorized by the Board, amend this Agreement at any time before or after approval thereof by the shareholders of the Target Fund; provided, however, that after receipt of Target Fund shareholder approval, no amendment shall be made by the parties hereto which substantially changes the terms of Sections 1, 2 and 3 hereof without obtaining Target Fund's shareholder approval thereof.

         B. At any time prior to the Closing Date, either of the parties may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein. No delay on the part of either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

         C. This Agreement may be terminated, and the transactions contemplated herein may be abandoned at any time prior to the Closing Date:

         (1) by the consent of the Board of the Target Fund and the Acquiring Fund;

         (2) by the Target Fund, if the Acquiring Fund breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement;

         (3) by the Acquiring Fund, if the Target Fund breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement;

         (4) by either the Target Fund or Acquiring Fund, if the Closing has not occurred on or prior to December 31, 2003 (provided that the rights to terminate this Agreement pursuant to this subsection (C)(iv) shall not be available to any party whose failure to fulfill any of its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such date);

         (5) by the Acquiring Fund in the event that: (a) all the conditions precedent to the Target Fund's obligation to close, as set forth in Section 7 of this Agreement, have been fully satisfied (or can be fully satisfied at the Closing); (b) the Acquiring Fund gives the Target Fund written assurance of its intent to close irrespective of the satisfaction or nonsatisfaction of all conditions precedent to the Acquiring Fund's obligation to close, as set forth in Section 8 of this Agreement; and (c) the Target Fund then fails or refuses to close within the earlier of five (5) business days or December 31, 2003; or

         (6) by the Target Fund in the event that: (a) all the conditions precedent to the Acquiring Fund's obligation to close, as set forth in Section 8 of this Agreement, have been fully satisfied (or can be fully satisfied at the Closing); (b) the Target Fund gives the Acquiring Fund written assurance of its intent to close irrespective of the satisfaction or nonsatisfaction of all the conditions precedent to the Target Fund's obligation to close, as set forth in
Section 7 of this Agreement; and (c) the Acquiring Fund then fails or refuses to close within the earlier of five (5) business days or December 31, 2003.

10.      REMEDIES.

         In the event of termination of this Agreement by either or both of the Target Fund and Acquiring Fund pursuant to Section 9(C), written notice thereof shall forthwith be given by the terminating party to the other party hereto, and this Agreement shall therefore terminate and become void and have no effect, and the transactions contemplated herein and thereby shall be abandoned, without further action by the parties hereto.

11.      SURVIVAL OF WARRANTIES AND INDEMNIFICATION.

         A. SURVIVAL. The representations and warranties included or provided for herein, or in the schedules or other instruments delivered or to be delivered pursuant hereto, shall survive the Closing Date for a three year period except that any representation or warranty with respect to taxes shall survive for the expiration of the statutory period of limitations for assessments of tax deficiencies as the same may be extended from time to time by the taxpayer. The covenants and agreements included or provided for herein shall survive and be continuing obligations in accordance with their terms. The period for which a representation, warranty, covenant or agreement survives shall be referred to hereinafter as the "Survival Period." Notwithstanding anything set forth in the immediately preceding sentence, the Acquiring Fund's and the Target Fund's right to seek indemnity pursuant to this Agreement shall survive for a period of ninety (90) days beyond the expiration of the Survival Period of the representation, warranty, covenant or agreement upon which indemnity is sought. In no event shall the Acquiring Fund or the Target Fund be obligated to indemnify the other if indemnity is not sought within ninety (90) days of the expiration of the applicable Survival Period.

         B. INDEMNIFICATION. Each party (an "Indemnitor") shall indemnify and hold the other and its officers, trustees, agents and persons controlled by or controlling any of them (each an "Indemnified Party") harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys' fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the "Losses") arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor, provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party's (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party's position.

         C. INDEMNIFICATION PROCEDURE. The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to Indemnified Party or thirty (30) days from discovery by Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor; provided that in any event such notice shall have been given prior to the expiration of the Survival Period. At any time after ten (10) days from the giving of such notice, Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from Indemnitor that Indemnitor intends, at Indemnitor's sole cost and expense, to assume the defense of any such matter, in which case Indemnified Party shall have the right, at no cost or expense to Indemnitor, to participate in such defense. If Indemnitor does not assume the defense of such matter, and in any event until Indemnitor states in writing that it will assume the defense, Indemnitor shall pay all costs of Indemnified Party arising out of the defense until the defense is assumed; provided, however, that Indemnified Party shall consult with Indemnitor and obtain indemnitor's prior written consent to any payment or settlement of any such claim. Indemnitor shall keep Indemnified Party fully apprised at all times as to the status of the defense. If Indemnitor does not assume the defense, Indemnified Party shall keep Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, Indemnitor shall be subrogated to all rights of Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12.      SURVIVAL.

         The provisions set forth in Sections 10, 11 and 16 hereof shall survive the termination of this Agreement for any cause whatsoever.

13.      NOTICES.

         All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Fund shall be addressed to the Target Fund c/o Van Kampen Investment Advisory Corp., 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555, Attention: General Counsel, or at such other address as the Target Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to the Acquiring Fund c/o Van Kampen Investment Advisory Corp., 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181, Attention: General Counsel, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Target Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

14.      SUCCESSORS AND ASSIGNS.

         This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. This Agreement shall not be assigned by any party without the prior written consent of the other party hereto.

15.      BOOKS AND RECORDS.

         The Target Fund and the Acquiring Fund agree that copies of the books and records of the Target Fund relating to the Assets including, but not limited to all files, records, written materials; e.g., closing transcripts, surveillance files and credit reports shall be delivered by the Target Fund to the Acquiring Fund at the Closing Date. In addition to, and without limiting the foregoing, the Target Fund and the Acquiring Fund agree to take such action as may be necessary in order that the Acquiring Fund shall have reasonable access to such other books and records as may be reasonably requested, all for three complete fiscal and tax years after the Closing Date; namely, general ledger, journal entries, voucher registers; distribution journal; payroll register, monthly balance owing report; income tax returns; tax depreciation schedules; and investment tax credit basis schedules.

16.      GENERAL.

         This Agreement supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Agreement between the parties and may not be amended, modified or changed, or terminated orally. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the Target Fund and Acquiring Fund and delivered to each of the parties hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement is for the sole benefit of the parties thereto, and nothing in this Agreement, expressed or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois without regard to principles of conflicts or choice of law.

         IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

                                       VAN KAMPEN EMERGING
                                       MARKETS FUND



                                       _______________________________________
                                       John L. Sullivan
                                       Vice President, Chief Financial Officer
                                       and Treasurer



Attest:



__________________________________
Sara L. Badler
Assistant Secretary

                                       VAN KAMPEN LATIN
                                       AMERICAN FUND



                                       _______________________________________
                                       John L. Sullivan
                                       Vice President, Chief Financial Officer
                                       and Treasurer



Attest:



__________________________________
Sara L. Badler
Assistant Secretary

                      AGREEMENT AND PLAN OF REORGANIZATION

         This Agreement and Plan of Reorganization (the "Agreement") is made as of August ___, 2003, by Van Kampen Series Fund, Inc. (the "Series Fund"), a registered investment company, SEC File No. 811-07140, on behalf of its series, Van Kampen Emerging Markets Fund (the "Acquiring Fund") and Van Kampen Asian Equity Fund (the "Target Fund").

                              W I T N E S S E T H:

         WHEREAS, the Board of Directors of the Acquiring Fund and the Target Fund (the "Board") has determined that entering into this Agreement for the Acquiring Fund to acquire the assets and liabilities of the Target Fund is in the best interest of the shareholders of each respective fund; and

         WHEREAS, the parties intend that this transaction qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code");

         NOW, THEREFORE, in consideration of the mutual promises contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       PLAN OF TRANSACTION.

         A. TRANSFER OF ASSETS. Upon satisfaction of the conditions precedent set forth in Sections 7 and 8 hereof, the Target Fund will convey, transfer and deliver to the Acquiring Fund at the Closing, provided for in Section 2 hereof, all of the existing assets of the Target Fund (including accrued interest to the Closing Date) as more fully set forth on Schedule 1 hereto, and as amended from time to time prior to the Closing Date (as defined below), free and clear of all liens, encumbrances and claims whatsoever (the assets so transferred collectively being referred to as the "Assets").

         B. CONSIDERATION. In consideration thereof, the Acquiring Fund agrees that on the Closing Date the Acquiring Fund will (i) deliver to the Target Fund, full and fractional Class A, Class B and Class C shares of the Acquiring Fund having aggregate net asset values in an amount equal to the aggregate dollar value of the Assets net of any liabilities of the Target Fund described in
Section 3E hereof (the "Liabilities") determined pursuant to Section 3A of this Agreement (collectively, the "Acquiring Fund Shares") and (ii) assume all of the Liabilities of the Target Fund. The calculation of full and fractional Class A, Class B and Class C shares of the Acquiring Fund to be exchanged shall be carried out to no less than two (2) decimal places. All Acquiring Fund Shares delivered to the Target Fund in exchange for such Assets shall be delivered at net asset value without sales load, commission or other transactional fees being imposed.

2.       CLOSING OF THE TRANSACTION.

         CLOSING DATE. The closing shall occur within fifteen (15) business days after the later of receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Target Fund at which this Agreement will be considered and approved or such later date as soon as practicable thereafter, as the parties may mutually agree (the "Closing Date"). On the Closing Date, the Acquiring Fund shall deliver to the Target Fund the Acquiring Fund Shares in the amount determined pursuant to Section 1B hereof and the Target Fund thereafter shall, in order to effect the distribution of such shares to the Target Fund shareholders, instruct the Acquiring Fund to register the pro rata interest in the Acquiring Fund Shares (in full and fractional shares) of each of the holders of record of shares of the Target Fund in accordance with their holdings of Class A, Class B or Class C shares and shall provide as part of such instruction a complete and updated list of such holders (including addresses and taxpayer identification numbers), and the Acquiring Fund agrees promptly to comply with said instruction. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such instruction, but shall assume that such instruction is valid, proper and correct.

3.       PROCEDURE FOR REORGANIZATION.

         A. VALUATION. The value of the Assets and Liabilities of the Target Fund to be transferred and assumed, respectively, by the Acquiring Fund shall be computed as of the Closing Date, in the manner set forth in the most recent Prospectus and Statement of Additional Information of the Acquiring Fund (collectively, the "Acquiring Fund Prospectus"), copies of which have been delivered to the Target Fund.

         B. DELIVERY OF FUND ASSETS. The Assets shall be delivered to State Street Bank and Trust Company or other custodian as designated by the Acquiring Fund (collectively the "Custodian") for the benefit of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, the cost of which shall be borne by the Van Kampen Investments Inc. ("Van Kampen") or a subsidiary or affiliate thereof.

         C. FAILURE TO DELIVER SECURITIES. If the Target Fund is unable to make delivery pursuant to Section 3B hereof to the Custodian of any of the securities of the Target Fund for the reason that any of such securities purchased by the Acquiring Fund have not yet been delivered to it by the Target Fund's broker or brokers, then, in lieu of such delivery, the Target Fund shall deliver to the Custodian, with respect to said securities, executed copies of an agreement of assignment and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or Custodian, including brokers' confirmation slips.

         D. SHAREHOLDER ACCOUNTS. The Acquiring Fund, in order to assist the Target Fund in the distribution of the Acquiring Fund Shares to the Target Fund shareholders after delivery of the Acquiring Fund Shares to the Target Fund, will establish pursuant to the request of the Target Fund an open account with the Acquiring Fund for each shareholder of the Target Fund and, upon request by the Target Fund, shall transfer to such accounts, the exact number of full and fractional Class A, Class B and Class C shares of the Acquiring Fund then held by the Target Fund specified in the instruction provided pursuant to Section 2 hereof. The Acquiring Fund is not required to issue certificates representing Acquiring Fund Shares unless requested to do so by a shareholder. Upon liquidation or dissolution of the Target Fund, certificates representing shares of the Target Fund shall become null and void.

         E. LIABILITIES. The Liabilities shall include all of the Target Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.

         F. EXPENSES. In the event that the transactions contemplated herein are consummated, Van Kampen (or a subsidiary thereof) will pay the expenses of the Reorganization, including the costs of the special meeting of shareholders of the Target Fund. In addition, as part of the Reorganization, the Target Fund will write off its remaining unamortized organizational expenses, which shall be reimbursed by Van Kampen (or a subsidiary thereof). In the event that the transactions contemplated herein are not consummated for any reason, then all reasonable outside expenses incurred to the date of termination of this Agreement shall be borne by Van Kampen (or a subsidiary thereof).

         G. DISSOLUTION. As soon as practicable after the Closing Date but in no event later than one year after the Closing Date, the Target Fund shall voluntarily dissolve and completely liquidate by taking, in accordance with the law in the state of its organization and federal securities laws, all steps as shall be necessary and proper to effect a complete liquidation and dissolution of the Target Fund. Immediately after the Closing Date, the share transfer books relating to the Target

Fund shall be closed and no transfer of shares shall thereafter be made on such books.

4.       REPRESENTATIONS AND WARRANTIES OF THE TARGET FUND.

         The Target Fund hereby represents and warrants to the Acquiring Fund, which representations and warranties are true and correct on the date hereof, and agrees with the Acquiring Fund that:

         A. ORGANIZATION. The Target Fund is duly formed and in good standing under the laws of the state of its organization and is duly authorized to transact business in the state of its organization. The Target Fund is qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Fund. The Target Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Fund.

         B. REGISTRATION. The Target Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and such registration has not been revoked or rescinded. The Target Fund is in compliance in all material respects with the 1940 Act, and the rules and regulations thereunder with respect to its activities. All of the outstanding shares of the Target Fund have been duly authorized and are validly issued, fully paid and nonassessable and not subject to pre-emptive or dissenters' rights.

         C. AUDITED FINANCIAL STATEMENTS. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Target Fund audited as of and for the year ended June 30, 2002, true and complete copies of which have been heretofore furnished to the Acquiring Fund, fairly represent the financial condition and the results of operations of the Target Fund as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

         D. FINANCIAL STATEMENTS. The Target Fund shall furnish to the Acquiring Fund within five (5) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of the Target Fund's operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and the results of its operations and changes in financial position for the period then ended; and such financial statements shall be certified by the Treasurer of the Target Fund as complying with the requirements hereof.

         E. CONTINGENT LIABILITIES. There are, and as of the Closing Date will be, no contingent Liabilities of the Target Fund not disclosed in the financial statements delivered pursuant to Sections 4C and 4D which would materially affect the Target Fund's financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Target Fund which would, if adversely determined, materially affect the Target Fund's financial condition. All Liabilities were incurred by the Target Fund in the ordinary course of its business.

         F. MATERIAL AGREEMENTS. The Target Fund is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and except as referred to in the Target Fund's Prospectus and Statement of Additional Information there are no material agreements outstanding relating to the Target Fund to which the Target Fund is a party.

         G. STATEMENT OF EARNINGS. As promptly as practicable, but in any case no later than 30 calendar days after the Closing Date, the Target Fund shall furnish the Acquiring Fund with a statement of the earnings and profits of the Target Fund within the meaning of the Code as of the Closing Date.

         H. TAX RETURNS. At the date hereof and on the Closing Date, all Federal and other material tax returns and reports of the Target Fund required by law to have been filed by such dates shall have been filed, and all Federal and other taxes shown thereon shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Target Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

         I. CORPORATE AUTHORITY. The Target Fund has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Board, and except for obtaining approval of the holders of the shares of the Target Fund, no other corporate acts or proceedings by the Target Fund are necessary to authorize this Agreement and the transactions contemplated herein.

This Agreement has been duly executed and delivered by the Target Fund and constitutes a valid and binding obligation of the Target Fund enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar law affecting creditors' rights generally, or by general principals of equity (regardless of whether enforcement is sought in a proceeding at equity or law).

         J. NO VIOLATION; CONSENTS AND APPROVALS. The execution, delivery and performance of this Agreement by the Target Fund does not and will not (i) result in a material violation of any provision of the Target Fund's organizational documents, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Target Fund or (iii) result in a material violation or breach of, or constitute a default under any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Target Fund is subject, or (iv) result in the creation or imposition or any lien, charge or encumbrance upon any property or assets of the Target Fund. Except as set forth in Schedule 2 to this Agreement, (i) no consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Target Fund of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the Target Fund of the transactions contemplated by this Agreement.

         K. ABSENCE OF CHANGES. From the date of this Agreement through the Closing Date, there shall not have been:

         (1) any change in the business, results of operations, assets, or financial condition or the manner of conducting the business of the Target Fund, other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets or financial condition;

         (2) issued any option to purchase or other right to acquire shares of the Target Fund granted by the Target Fund to any person other than subscriptions to purchase shares at net asset value in accordance with terms in the Prospectus for the Target Fund;

         (3) any entering into, amendment or termination of any contract or agreement by the Target Fund, except as otherwise contemplated by this Agreement;

         (4) any indebtedness incurred, other than in the ordinary course of business, by the Target Fund for borrowed money or any commitment to borrow money entered into by the Target Fund;

         (5) any amendment of the Target Fund's organizational documents; or

         (6) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Fund other than a lien for taxes not yet due and payable.

         L. TITLE. On the Closing Date, the Target Fund will have good and marketable title to the Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, other than a lien for taxes not yet due and payable, and full right, power and authority to sell, assign, transfer and deliver such Assets; upon delivery of such Assets, the Acquiring Fund will receive good and marketable title to such Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities other than a lien for taxes not yet due and payable.

         M. PROSPECTUS/PROXY STATEMENT. The Registration Statement and the Prospectus/Proxy Statement contained therein as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if it shall have been amended or supplemented, conform and will conform as it relates to the Target Fund, in all material respects, to the applicable requirements of the applicable Federal and state securities laws and the rules and regulations of the Securities and Exchange Commission (the "SEC") thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 4M apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquiring Fund furnished to the Target Fund by the Acquiring Fund.

         N. TAX QUALIFICATION. The Target Fund has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years; and has satisfied the distribution requirements imposed by
Section 852 of the Code for each of its taxable years.

         O. FAIR MARKET VALUE. The fair market value on a going concern basis of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Fund and those to which the Assets are subject.

         P. TARGET FUND LIABILITIES. Except as otherwise provided for herein, the Target Fund shall use reasonable efforts, consistent with its ordinary operating procedures, to repay in full any indebtedness for borrowed money and have discharged or reserved against all of the Target Fund's known debts, liabilities and obligations including expenses, costs and charges whether absolute or contingent, accrued or unaccrued.

5.       REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND.

         The Acquiring Fund hereby represents and warrants to the Target Fund, which representations and warranties are true and correct on the date hereof, and agrees with the Target Fund that:

         A. ORGANIZATION. The Acquiring Fund is duly formed and in good standing under the laws of the state of its organization and is duly authorized to transact business in the state of its organization. The Acquiring Fund is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business and the business thereof as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

         B. REGISTRATION. The Acquiring Fund is registered under the 1940 Act as an open-end management investment company and such registration has not been revoked or rescinded. The Acquiring Fund is in compliance in all material respects with the 1940 Act, and the rules and regulations thereunder with respect to its activities. All of the outstanding shares of the Acquiring Fund have been duly authorized and are validly issued, fully paid and non-assessable and not subject to pre-emptive or dissenters' rights.

         C. AUDITED FINANCIAL STATEMENTS. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Acquiring Fund audited as of and for the year ended June 30, 2002, true and complete copies of which have been heretofore furnished to the Target Fund, fairly represent the financial condition and the results of operations of the Acquiring Fund as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

         D. FINANCIAL STATEMENTS. The Acquiring Fund shall furnish to the Target Fund within five (5) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of its operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the period involved and the results of its operations and changes in financial position for the periods then ended; and such financial statements shall be certified by the Treasurer of the Acquiring Fund as complying with the requirements hereof.

         E. CONTINGENT LIABILITIES. There are, and as of the Closing Date will be, no contingent liabilities of the Acquiring Fund not disclosed in the financial statements delivered pursuant to Sections 5C and 5D which would materially affect the Acquiring Fund's financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Acquiring Fund which would, if adversely determined, materially affect the Acquiring Fund's financial condition. All liabilities were incurred by the Acquiring Fund in the ordinary course of its business.

         F. MATERIAL AGREEMENTS. The Acquiring Fund is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and except as referred to in the Acquiring Fund's Prospectus and Statement of Additional Information there are no material agreements outstanding relating to the Acquiring Fund to which the Acquiring Fund is a party.

         G. TAX RETURNS. At the date hereof and on the Closing Date, all Federal and other material tax returns and reports of the Acquiring Fund required by law to have been filed by such dates shall have been filed, and all Federal and other taxes shown thereon shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

         H. CORPORATE AUTHORITY. The Acquiring Fund has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Board, no other corporate acts or proceedings by the Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Acquiring Fund and constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar law affecting creditors' rights generally, or by general principals of equity (regardless of whether enforcement is sought in a proceeding at equity or law).

         I. NO VIOLATION; CONSENTS AND APPROVALS. The execution, delivery and performance of this Agreement by the Acquiring Fund does not and will not (i) result in a material violation of any provision of the Acquiring Fund's organizational documents, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Acquiring Fund or (iii) result in a material violation or breach of, or constitute a default under any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Acquiring Fund is subject, or (iv) result in the creation or imposition or any lien, charge or encumbrance upon any property or assets of the Acquiring Fund. Except as set forth in Schedule 3 to this Agreement, (i) no consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement.

         J. ABSENCE OF PROCEEDINGS. There are no legal, administrative or other proceedings pending or, to its knowledge, threatened against the Acquiring Fund which would materially affect its financial condition.

         K. SHARES OF THE ACQUIRING FUND: REGISTRATION. The Acquiring Fund Shares to be issued pursuant to Section 1 hereof will be duly registered under the Securities Act of 1933, as amended (the "Securities Act"), and all applicable state securities laws.

         L. SHARES OF THE ACQUIRING FUND: AUTHORIZATION. The shares of the Acquiring Fund to be issued pursuant to Section 1 hereof have been duly authorized and, when issued in accordance with this Agreement, will be validly issued and fully paid and non-assessable by the Acquiring Fund and conform in all material respects to the description thereof contained in the Acquiring Fund's Prospectus furnished to the Target Fund.

         M. ABSENCE OF CHANGES. From the date hereof through the Closing Date, there shall not have been any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Acquiring Fund, other than changes in the ordinary course of its business, which has had a material adverse effect on such business, results of operations, assets or financial condition.

         N. REGISTRATION STATEMENT. The Registration Statement and the Prospectus/Proxy Statement contained therein as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if they shall have been amended or supplemented, conforms and will conform, as it relates to the Acquiring Fund, in all material respects, to the applicable requirements of the applicable Federal securities laws and the rules and regulations of the SEC thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 5 apply to statements or omissions made in reliance upon and in conformity with written information concerning the Target Fund furnished to the Acquiring Fund by the Target Fund.

         O. TAX QUALIFICATION. The Acquiring Fund has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years; and has satisfied the distribution requirements imposed by
Section 852 of the Code for each of its taxable years.

6.       COVENANTS.

         During the period from the date of this Agreement and continuing until the Closing Date the Target Fund and Acquiring Fund each agrees that (except as expressly contemplated or permitted by this Agreement):

         A. OTHER ACTIONS. The Target Fund and Acquiring Fund shall operate only in the ordinary course of business consistent with prior practice. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

         B. GOVERNMENT FILINGS; CONSENTS. The Target Fund and Acquiring Fund shall file all reports required to be filed by the Target Fund and Acquiring Fund with the SEC between the date of this Agreement and the Closing Date and shall deliver to the other party copies of all such reports promptly after the same are filed. Except where prohibited by applicable statutes and regulations, each party shall promptly provide the other (or its counsel) with copies of all other filings made by such party with any state, local or federal government agency or entity in connection with this Agreement or the transactions contemplated hereby. Each of the Target Fund and the Acquiring Fund shall use all reasonable efforts to obtain all consents, approvals and authorizations required in connection with the consummation of the transactions contemplated by this Agreement and to make all necessary filings with the appropriate Secretary of State.

         C. PREPARATION OF THE REGISTRATION STATEMENT AND THE PROSPECTUS/PROXY STATEMENT. In connection with the Registration Statement and the Prospectus/Proxy Statement, each party hereto will cooperate with the other and furnish to the other the information relating to the Target Fund or Acquiring Fund, as the case may be, required by the Securities Act or the Securities Exchange Act of 1934 and the rules and regulations thereunder, as the case may be, to be set forth in the Registration Statement or the Prospectus/Proxy Statement, as the case may be. The Target Fund shall promptly prepare for filing with the SEC the Prospectus/Proxy Statement and the Acquiring Fund shall promptly prepare and file with the SEC the Registration Statement, in which the Prospectus/Proxy Statement will be included as a prospectus. In connection with the Registration Statement, insofar as it relates to the Target Fund and its affiliated persons, the Acquiring Fund shall only include such information as is approved by the Target Fund for use in the Registration Statement. The Acquiring Fund shall not amend or supplement any such information regarding the Target Fund and such affiliates without the prior written consent of the Target Fund which consent shall not be unreasonably withheld or delayed. The Acquiring Fund shall promptly notify and provide the Target Fund with copies of all amendments or supplements filed with respect to the Registration Statement. The Acquiring Fund shall use all reasonable efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing. The Acquiring Fund shall also take any action (other than qualifying to do business in any jurisdiction in which it is now not so qualified) required to be taken under any applicable state securities laws in connection with the issuance of the Acquiring Fund's shares in the transactions contemplated by this Agreement, and the Target Fund shall furnish all information concerning the Target Fund and the holders of the Target Fund's shares as may be reasonably requested in connection with any such action.

         D. ACCESS TO INFORMATION. During the period prior to the Closing Date, the Target Fund shall make available to the Acquiring Fund a copy of each report, schedule, registration statement and other document (the "Documents") filed or received by it during such period pursuant to the requirements of Federal or state securities laws or Federal or state banking laws (other than Documents which such party is not permitted to disclose under applicable law). During the period prior to the Closing Date, the Acquiring Fund shall make available to the Target Fund each Document pertaining to the transactions contemplated hereby filed or received by it during such period pursuant to Federal or state securities laws or Federal or state banking laws (other than Documents which such party is not permitted to disclose under applicable law).

         E. SHAREHOLDERS MEETING. The Target Fund shall call a meeting of the Target Fund shareholders to be held as promptly as practicable for the purpose of voting upon the approval of this Agreement and the transactions contemplated herein, and shall furnish a copy of the Prospectus/Proxy Statement and form of proxy to each shareholder of the Target Fund as of the record date for such meeting of shareholders. The Board shall recommend to the Target Fund shareholders approval of this Agreement and the transactions contemplated herein, subject to fiduciary obligations under applicable law.

         F. COORDINATION OF PORTFOLIOS. The Target Fund and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Target Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund's portfolio, the resulting portfolio will meet the Acquiring Fund's investment objective, policies and restrictions, as set forth in the Acquiring Fund's Prospectus, a copy of which has been delivered to the Target Fund.

         G. DISTRIBUTION OF THE SHARES. At Closing the Target Fund covenants that it shall cause to be distributed the Acquiring Fund Shares in the proper pro rata amount for the benefit of Target Fund's shareholders and such that the Target Fund shall not continue to hold amounts of said shares so as to cause a violation of Section 12(d)(1) of the 1940 Act. The Target Fund covenants further that, pursuant to Section 3G, it shall liquidate and dissolve as promptly as practicable after the Closing Date. The Target Fund covenants to use all reasonable efforts to cooperate with the Acquiring Fund and the Acquiring Fund's transfer agent in the distribution of said shares.

         H. BROKERS OR FINDERS. Except as disclosed in writing to the other party prior to the date hereof, each of the Target Fund and the Acquiring Fund represents that no agent, broker, investment banker, financial advisor or other firm or person is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement, and each party shall hold the other harmless from and against any and all claims, liabilities or obligations with respect to any such fees, commissions or expenses asserted by any person to be due or payable in connection with any of the transactions contemplated by this Agreement on the basis of any act or statement alleged to have been made by such first party or its affiliate.

         I. ADDITIONAL AGREEMENT. In case at any time after the Closing Date any further action is necessary or desirable in order to carry out the purposes of this Agreement the proper officers and trustees of each party to this Agreement shall take all such necessary action.

         J. PUBLIC ANNOUNCEMENTS. For a period of time from the date of this Agreement to the Closing Date, the Target Fund and the Acquiring Fund will consult with each other before issuing any press releases or otherwise making any public statements with respect to this Agreement or the transactions contemplated herein and shall not issue any press release or make any public statement prior to such consultation, except as may be required by law or the rules of any national securities exchange on which such parties' securities are traded.

         K. TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquiring Fund nor the Target Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Target Fund, to render the tax opinion required herein.

         L. DECLARATION OF DIVIDEND. At or immediately prior to the Closing Date, the Target Fund shall declare and pay to its stockholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

7.       CONDITIONS TO OBLIGATIONS OF THE TARGET FUND.

         The obligations of the Target Fund hereunder with respect to the consummation of the Reorganization are subject to the satisfaction, or written waiver by the Target Fund, of the following conditions:

         A. SHAREHOLDER APPROVAL. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of the holders of a majority of the outstanding shares of the Target Fund.

         B. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Each of the representations and warranties of the Acquiring Fund contained herein shall be true in all material respects as of the Closing Date, and as of the Closing Date there shall have been no material adverse change in the financial condition, results of operations, business properties or assets of the Acquiring Fund, and the Target Fund shall have received a certificate of the President or Vice President of the Acquiring Fund satisfactory in form and substance to the Target Fund so stating. The Acquiring Fund shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by it on or prior to the Closing Date.

         C. REGISTRATION STATEMENT EFFECTIVE. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

         D. REGULATORY APPROVAL. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

         E. NO INJUNCTIONS OR RESTRAINTS; ILLEGALITY. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition (an "Injunction") preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity asking any of the foregoing be pending. There shall not have been any action taken or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal or which has a material adverse effect on business operations of the Acquiring Fund.

         F. TAX OPINION. The Target Fund shall have obtained an opinion from Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel for the Target Fund, dated as of the Closing Date, addressed to the Target Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code.

         G. OPINION OF COUNSEL. The Target Fund shall have received the opinion of counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund substantially in the form and to the effect that: (i) the Acquiring Fund is duly formed and validly existing under the laws of its State of organization; (ii) the Acquiring Fund is registered as an open-end management investment company under the 1940 Act; (iii) this Agreement and the reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of Acquiring Fund and this Agreement has been duly executed and delivered by the Acquiring Fund and (assuming the Agreement is a valid and binding obligation of the other parties thereto) is a valid and binding obligation of the Acquiring Fund; (iv) neither the execution or delivery by the Acquiring Fund of this Agreement nor the consummation by the Acquiring Fund of the transactions contemplated thereby violate any provision of any statute or any published regulation or any judgment or order disclosed to counsel by the Acquiring Fund as being applicable to the Acquiring Fund; (v) the Acquiring Fund's Shares have been duly authorized and upon issuance thereof in accordance with this Agreement will be validly issued and fully paid; and (vi) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Acquiring Fund of the Agreement and the consummation of the transactions therein contemplated do not require, under the laws of the State of organization or any state in which the Acquiring Fund is qualified to do business or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing (a) which may be required as a result of the involvement of other parties to the Agreement in the transactions contemplated by the Agreement because of their legal or regulatory status or because of any other facts specifically pertaining to them; (b) the absence of which does not deprive the Target Fund of any material benefit under the Agreement; or (c) which can be readily obtained without significant delay or expense to the Target Fund, without loss to the Target Fund of any material benefit under the Agreement and without any material adverse effect on the Target Fund during the period such consent, approval, authorization, registration, qualification or order was obtained. The foregoing opinion relates only to consents, approvals, authorizations, registrations, qualifications, orders or filings under (a) laws which are specifically referred to in the opinion, (b) laws of the State of organization or any state in which the Acquiring Fund is qualified to do business and the federal laws of the United States which, in counsel's experience, are normally applicable to transactions of the type provided for in the Agreement and (c) court orders and judgments disclosed to counsel by the Acquiring Fund in connection with the opinion. In addition, although counsel need not have specifically considered the possible applicability to the Acquiring Fund of any other laws, orders or judgments, nothing has come to their attention in connection with their representation of the Acquiring Fund in this transaction that has caused them to conclude that any other consent, approval, authorization, registration, qualification, order or filing is required.

         H. OFFICER CERTIFICATES. The Target Fund shall have received a certificate of an authorized officer of the Acquiring Fund, dated as of the Closing Date, certifying that the representations and warranties set forth in
Section 5 are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board shall be furnished to the Target Fund.

8.       CONDITIONS TO OBLIGATIONS OF ACQUIRING FUND.

         The obligations of the Acquiring Fund hereunder with respect to the consummation of the Reorganization are subject to the satisfaction, or written waiver by the Acquiring Fund of the following conditions:

         A. SHAREHOLDER APPROVAL. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of the holders of a majority of the outstanding shares of common stock of the Target Fund.

         B. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Each of the representations and warranties of the Target Fund contained herein shall be true in all material respects as of the Closing Date, and as of the Closing Date there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Target Fund, and the Acquiring Fund shall have received a certificate of an authorized officer of the Target Fund satisfactory in form and substance to the Acquiring Fund so stating. The Target Fund shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by them on or prior to the Closing Date.

         C. REGISTRATION STATEMENT EFFECTIVE. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

         D. REGULATORY APPROVAL. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

         E. NO INJUNCTIONS OR RESTRAINTS: ILLEGALITY. No injunction preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity seeking any of the foregoing be pending. There shall not be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal.

         F. TAX OPINION. The Acquiring Fund shall have obtained an opinion from Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code.

         G. OPINION OF COUNSEL. The Acquiring Fund shall have received the opinion of counsel for the Target Fund dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that: (i) the Target Fund is duly formed and validly existing under the laws of its state of organization; (ii) the Target Fund is registered as an open-end management investment company under the 1940 Act; (iii) this Agreement and the reorganization provided for herein and the execution of this Agreement have been duly authorized by all requisite action of the Target Fund and this Agreement has been duly executed and delivered by the Target Fund and (assuming the Agreement is a valid and binding obligation of the other parties thereto) is a valid and binding obligation of the Target Fund; (iv) neither the execution or delivery by the Target Fund of this Agreement nor the consummation by the Target Fund of the transactions contemplated thereby violate any provision of any statute, or any published regulation or any judgment or order disclosed to them by the Target Fund as being applicable to the Target Fund; and (v) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Trust on behalf of the Target Fund of the Agreement and the consummation of the transactions therein contemplated do not require, under the laws of the State of organization or any state in which the Target Fund is qualified to do business, or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the Securities Act, the 1940 Act or the rules and regulations thereunder.) Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing; (a) which may be required as a result of the involvement of other parties to the Agreement in the transactions contemplated by the Agreement because of their legal or regulatory status or because of any other facts specifically pertaining to them;
(b) the absence of which does not deprive the Acquiring Fund of any material benefit under such agreements; or (c) which can be readily obtained without significant delay or expense to the Acquiring Fund, without loss to the Acquiring Fund of any material benefit under the Agreement and without any material adverse effect on them during the period such consent, approval, authorization, registration, qualification or order was obtained. The foregoing opinion relates only to consents, approvals, authorizations, registrations, qualifications, orders or filings under (a) laws which are specifically referred to in the opinion, (b) laws of the State of organization or any State in which the Target Fund is qualified to do business and the federal laws of the United States which, in counsel's experience, are normally applicable to transactions of the type provided for in the Agreement and (c) court orders and judgments disclosed to them by the Target Fund in connection with the opinion. In addition, although counsel need not have specifically considered the possible applicability to the Target Fund of any other laws, orders or judgments, nothing has come to their attention in connection with their representation of the Target Fund in this transaction that has caused them to conclude that any other consent, approval, authorization, registration, qualification, order or filing is required.

         H. THE ASSETS. The Assets, as set forth in Schedule 1, as amended, shall consist solely of securities which are in conformity with the Acquiring Fund's investment objectives, policies and restrictions as set forth in the Acquiring Fund's Prospectus, a copy of which has been delivered to the Target Fund.

         I. SHAREHOLDER LIST. The Target Fund shall have delivered to the Acquiring Fund an updated list of all shareholders of the Target Fund, as reported by the Target Fund's transfer agent, as of one (1) business day prior to the Closing Date with each shareholder's respective holdings in the Target Fund, taxpayer identification numbers, Form W9 and last known address.

         J. OFFICER CERTIFICATES. The Acquiring Fund shall have received a certificate of an authorized officer of the Target Fund, dated as of the Closing Date, certifying that the representations and warranties set forth in Section 4 are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board and shareholders.

9.       AMENDMENT, WAIVER AND TERMINATION.

         A. The parties hereto may, by agreement in writing authorized by the Board, amend this Agreement at any time before or after approval thereof by the shareholders of the Target Fund; provided, however, that after receipt of Target Fund shareholder approval, no amendment shall be made by the parties hereto which substantially changes the terms of Sections 1, 2 and 3 hereof without obtaining Target Fund's shareholder approval thereof.

         B. At any time prior to the Closing Date, either of the parties may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein. No delay on the part of either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

         C. This Agreement may be terminated, and the transactions contemplated herein may be abandoned at any time prior to the Closing Date:

         (1) by the consent of the Board of the Target Fund and the Acquiring Fund;

         (2) by the Target Fund, if the Acquiring Fund breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement;

         (3) by the Acquiring Fund, if the Target Fund breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement;

         (4) by either the Target Fund or Acquiring Fund, if the Closing has not occurred on or prior to December 31, 2003 (provided that the rights to terminate this Agreement pursuant to this subsection (C)(iv) shall not be available to any party whose failure to fulfill any of its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such date);

         (5) by the Acquiring Fund in the event that: (a) all the conditions precedent to the Target Fund's obligation to close, as set forth in Section 7 of this Agreement, have been fully satisfied (or can be fully satisfied at the Closing); (b) the Acquiring Fund gives the Target Fund written assurance of its intent to close irrespective of the satisfaction or nonsatisfaction of all conditions precedent to the Acquiring Fund's obligation to close, as set forth in Section 8 of this Agreement; and (c) the Target Fund then fails or refuses to close within the earlier of five (5) business days or December 31, 2003; or

         (6) by the Target Fund in the event that: (a) all the conditions precedent to the Acquiring Fund's obligation to close, as set forth in Section 8 of this Agreement, have been fully satisfied (or can be fully satisfied at the Closing); (b) the Target Fund gives the Acquiring Fund written assurance of its intent to close irrespective of the satisfaction or nonsatisfaction of all the conditions precedent to the Target Fund's obligation to close, as set forth in
Section 7 of this Agreement; and (c) the Acquiring Fund then fails or refuses to close within the earlier of five (5) business days or December 31, 2003.

10.      REMEDIES.

         In the event of termination of this Agreement by either or both of the Target Fund and Acquiring Fund pursuant to Section 9(C), written notice thereof shall forthwith be given by the terminating party to the other party hereto, and this Agreement shall therefore terminate and become void and have no effect, and the transactions contemplated herein and thereby shall be abandoned, without further action by the parties hereto.

11.      SURVIVAL OF WARRANTIES AND INDEMNIFICATION.

         A. SURVIVAL. The representations and warranties included or provided for herein, or in the schedules or other instruments delivered or to be delivered pursuant hereto, shall survive the Closing Date for a three year period except that any representation or warranty with respect to taxes shall survive for the expiration of the statutory period of limitations for assessments of tax deficiencies as the same may be extended from time to time by the taxpayer. The covenants and agreements included or provided for herein shall survive and be continuing obligations in accordance with their terms. The period for which a representation, warranty, covenant or agreement survives shall be referred to hereinafter as the "Survival Period." Notwithstanding anything set forth in the immediately preceding sentence, the Acquiring Fund's and the Target Fund's right to seek indemnity pursuant to this Agreement shall survive for a period of ninety (90) days beyond the expiration of the Survival Period of the representation, warranty, covenant or agreement upon which indemnity is sought. In no event shall the Acquiring Fund or the Target Fund be obligated to indemnify the other if indemnity is not sought within ninety (90) days of the expiration of the applicable Survival Period.

         B. INDEMNIFICATION. Each party (an "Indemnitor") shall indemnify and hold the other and its officers, trustees, agents and persons controlled by or controlling any of them (each an "Indemnified Party") harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys' fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the "Losses") arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor, provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party's (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party's position.

         C. INDEMNIFICATION PROCEDURE. The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to Indemnified Party or thirty (30) days from discovery by Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor; provided that in any event such notice shall have been given prior to the expiration of the Survival Period. At any time after ten (10) days from the giving of such notice, Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from Indemnitor that Indemnitor intends, at Indemnitor's sole cost and expense, to assume the defense of any such matter, in which case Indemnified Party shall have the right, at no cost or expense to Indemnitor, to participate in such defense. If Indemnitor does not assume the defense of such matter, and in any event until Indemnitor states in writing that it will assume the defense, Indemnitor shall pay all costs of Indemnified Party arising out of the defense until the defense is assumed; provided, however, that Indemnified Party shall consult with Indemnitor and obtain indemnitor's prior written consent to any payment or settlement of any such claim. Indemnitor shall keep Indemnified Party fully apprised at all times as to the status of the defense. If Indemnitor does not assume the defense, Indemnified Party shall keep Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, Indemnitor shall be subrogated to all rights of Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12.      SURVIVAL.

         The provisions set forth in Sections 10, 11 and 16 hereof shall survive the termination of this Agreement for any cause whatsoever.

13.      NOTICES.

         All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Fund shall be addressed to the Target Fund c/o Van Kampen Investment Advisory Corp., 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555, Attention: General Counsel, or at such other address as the Target Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to the Acquiring Fund c/o Van Kampen Investment Advisory Corp., 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181, Attention: General Counsel, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Target Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

14.      SUCCESSORS AND ASSIGNS.

         This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. This Agreement shall not be assigned by any party without the prior written consent of the other party hereto.

15.      BOOKS AND RECORDS.

         The Target Fund and the Acquiring Fund agree that copies of the books and records of the Target Fund relating to the Assets including, but not limited to all files, records, written materials; e.g., closing transcripts, surveillance files and credit reports shall be delivered by the Target Fund to the Acquiring Fund at the Closing Date. In addition to, and without limiting the foregoing, the Target Fund and the Acquiring Fund agree to take such action as may be necessary in order that the Acquiring Fund shall have reasonable access to such other books and records as may be reasonably requested, all for three complete fiscal and tax years after the Closing Date; namely, general ledger, journal entries, voucher registers; distribution journal; payroll register, monthly balance owing report; income tax returns; tax depreciation schedules; and investment tax credit basis schedules.

16.      GENERAL.

         This Agreement supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Agreement between the parties and may not be amended, modified or changed, or terminated orally. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the Target Fund and Acquiring Fund and delivered to each of the parties hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement is for the sole benefit of the parties thereto, and nothing in this Agreement, expressed or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois without regard to principles of conflicts or choice of law.

         IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

                                     VAN KAMPEN EMERGING
                                     MARKETS FUND



                                     ---------------------------------------
                                     John L. Sullivan
                                     Vice President, Chief Financial Officer
                                     and Treasurer



Attest:



---------------------------------------
Sara L. Badler
Assistant Secretary

                                     VAN KAMPEN ASIAN
                                     EQUITY FUND




                                     ---------------------------------------
                                     John L. Sullivan
                                     Vice President, Chief Financial Officer
                                     and Treasurer



Attest:



---------------------------------------
Sara L. Badler
Assistant Secretary

                                                                      APPENDIX B

                      STATEMENT OF ADDITIONAL INFORMATION
                         OF THE VAN KAMPEN SERIES FUND

                             Dated October 25, 2002

                                As Supplemented

                              On February 5, 2003

                          VAN KAMPEN SERIES FUND, INC.,
                        ON BEHALF OF EACH OF ITS SERIES,
                         VAN KAMPEN AMERICAN VALUE FUND
                          VAN KAMPEN ASIAN EQUITY FUND
                        VAN KAMPEN EMERGING MARKETS FUND
                          VAN KAMPEN EQUITY GROWTH FUND
                      VAN KAMPEN EUROPEAN VALUE EQUITY FUND
                          VAN KAMPEN FOCUS EQUITY FUND
                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                        VAN KAMPEN GLOBAL FRANCHISE FUND
                       VAN KAMPEN GLOBAL VALUE EQUITY FUND
                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
                         VAN KAMPEN LATIN AMERICAN FUND
                         VAN KAMPEN MID CAP GROWTH FUND
                              VAN KAMPEN VALUE FUND
                      VAN KAMPEN WORLDWIDE HIGH INCOME FUND

                    SUPPLEMENT DATED FEBRUARY 5, 2003 TO THE
                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED OCTOBER 25, 2002,
                        SUPERSEDING ALL PRIOR SUPPLEMENTS

    The Statement of Additional Information is hereby supplemented as follows:

    (1) Effective October 30, 2002, Mitchell M. Merin is President and Chief Executive Officer of each of the above mentioned funds, replacing Richard F. Powers, III, who has retired as President and Chief Executive Officer of each of the above mentioned funds, as of the same date. Mr. Powers remains a Trustee of each of the funds. As of November 30, 2002, Mr. Powers retired as Chairman, President, Chief Executive Officer, Director and Managing Director of Van Kampen Investments and its investment advisory, distribution and other subsidiaries.
    (2) In the section entitled "GENERAL INFORMATION," the first sentence in the second paragraph is hereby deleted and replaced with the following:

    Van Kampen Investment Advisory Corp. ("Advisory Corp.") is the investment adviser (the "Adviser") for the Funds.

                                                                 MS SPT SAI 2/03

    (3) In the section entitled "GENERAL INFORMATION," the third sentence in the third paragraph is hereby deleted and replaced with the following:

    The principal office of Van Kampen Investor Services Inc. is located at Harborside Financial Center, Plaza 2, Jersey City, NJ 07303-0947.

    (4) Effective March 1, 2003, in all instances the transfer agent's mailing address is changed to:
       Van Kampen Investor Services Inc.
       PO Box 947
       Jersey City, NJ 07303-0947
    (5) In the section entitled "OTHER AGREEMENTS -- ADMINISTRATION AGREEMENT," the first paragraph is hereby deleted in its entirety and replaced with the following:

    ADMINISTRATION AGREEMENT. Prior to termination of the administration agreement on or about February 28, 2003, the Adviser provided administrative services to the Funds pursuant to an administration agreement between the Adviser and the Company. The services provided under the administration agreement were subject to the supervision of the officers of the Fund and Board of Directors of the Company and included day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Company's arrangements with its custodian and assistance in the preparation of the Company's registration statements under federal and state laws. The administration agreement also provided that the Adviser through its agents would provide the Company dividend disbursing and transfer agent services. The administration agreement also provided that the Adviser would not be liable to the Company for any actions or omissions if it or its agents or any of their employees acted without gross negligence or willful misfeasance.

    (6) In the section entitled "OTHER AGREEMENTS" -- "ADMINISTRATION AGREEMENT," the first paragraph after the table is hereby deleted in its entirety and replaced with the following:

    Prior to termination of the sub-administration agreement on or about February 28, 2003, Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of JPMorgan Chase Bank ("Chase"), provided certain administrative services to the Company under a sub-administration agreement between the Adviser and Chase. The Adviser supervised and monitored such administrative services provided by CGFSC. The services provided under the sub-administration agreement were subject to the supervision of the Board of Directors of the Company.

The Board of Directors of the Company approved the provision of services described above pursuant to the sub-administration agreement as being in the best interests of the Company. CGFSC's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913.

    The services provided by the Adviser pursuant to the administration agreement and the services provided by CGFSC pursuant to the sub-administration agreement (prior to the termination of such agreements on or about February 28, 2003) are provided to the Funds by either the Adviser, Investor Services or State Street Bank and Trust Company under new or amended agreements (consistent with arrangements with other funds in the Open-End Fund Complex) as described in the Company's custodian agreement, legal services agreement, accounting services agreement or transfer agency agreement.

    ACCOUNTING SERVICES AGREEMENT. The Company has entered into an accounting services agreement pursuant to which Advisory Corp. provides accounting services to the Funds supplementary to those provided by the custodian. Such services are expected to enable the Funds to more closely monitor and maintain their accounts and records. The Funds pay all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Funds share together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

    During the last three fiscal years, Advisory Corp. received no accounting services fees from the Funds.

    (6) The section entitled "OTHER INFORMATION -- CUSTODY OF ASSETS," is hereby deleted in its entirety and replaced with the following:

    Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by each of the Funds and all cash, including proceeds from the sale of shares of the Funds and of securities in each Fund's portfolio, are held by State Street Bank and Trust Company, as the Company's custodian.

RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                       STATEMENT OF ADDITIONAL INFORMATION
                          VAN KAMPEN SERIES FUND, INC.

    Van Kampen Series Fund, Inc. (the "Company") is an open-end management investment company. The Company currently consists of the following seventeen investment portfolios designed to offer a range of investment choices (each, a "Fund" and collectively, the "Funds"): Van Kampen American Value Fund, Van Kampen Asian Equity Fund (formerly known as Van Kampen Asian Growth Fund), Van Kampen Emerging Markets Debt Fund, Van Kampen Emerging Markets Fund, Van Kampen Equity Growth Fund, Van Kampen European Value Equity Fund (formerly known as Van Kampen European Equity Fund), Van Kampen Focus Equity Fund (formerly known as Van Kampen Aggressive Equity Fund), Van Kampen Global Equity Allocation Fund, Van Kampen Global Value Equity Fund (formerly known as Van Kampen Global Equity
Fund), Van Kampen Growth and Income Fund II, Van Kampen International Magnum Fund, Van Kampen Japanese Equity Fund, Van Kampen Latin American Fund, Van Kampen Mid Cap Growth Fund, Van Kampen Global Franchise Fund (formerly known as Van Kampen Tax Managed Global Franchise Fund), Van Kampen Value Fund and Van Kampen Worldwide High Income Fund. For ease of reference, the words "Van Kampen" which begin the name of each Fund, are not used hereinafter. Each Fund is organized as a diversified series of the Company, except for Emerging Markets Debt Fund, Emerging Markets Fund, Focus Equity Fund, Global Franchise Fund, International Magnum Fund, Latin American Fund and Worldwide High Income Fund, each of which is organized as a non-diversified series of the Company.

    This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with each Fund's prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of a Fund. Investors should obtain and read a Prospectus of a Fund prior to purchasing shares of such Fund. A Prospectus for each of the Funds may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 847-2424 (or (800) 421-2833 for the hearing impaired).

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
General Information.......................................................    2
Investment Objectives, Policies and Risks.................................    7
Investment Restrictions...................................................   23
Directors and Officers....................................................   27
Investment Advisory Agreements............................................   39
Other Agreements..........................................................   41
Distribution and Service..................................................   42
Transfer Agent............................................................   50
Portfolio Transactions and Brokerage Allocation...........................   50
Shareholder Services......................................................   54
Redemption of Shares......................................................   55
Contingent Deferred Sales Charge -- Class A...............................   55
Waiver of Class B and Class C Contingent Deferred Sales Charges...........   56
Taxation..................................................................   57
Performance Information...................................................   60
Other Information.........................................................   63
Appendix A -- Description of Securities Ratings...........................  A-1
Reports of Independent Auditors, Financial Statements and Notes to
 Financial Statements.....................................................  F-1

      This Statement of Additional Information is dated October 25, 2002.

                                                                    MS SAI 10/02

                               GENERAL INFORMATION

    The Company is a corporation organized in 1992 under the laws of the state of Maryland. The Company's Articles of Incorporation, as amended (the "Articles"), permit the Board of Directors to create one or more separate investment portfolios and issue a series of shares for each portfolio. The Articles also permit the Board of Directors to create multiple classes of shares for each series. The Company's name at the time of its organization was Morgan Stanley Series Fund, Inc. The Company changed its name to Van Kampen Series Fund, Inc. in July 1998. Similarly, each Fund described herein at the time of its organization began its name with the words "Morgan Stanley" and each Fund changed its name to begin with the words "Van Kampen" in July 1998 (except for the Equity Growth Fund which made this name change in June 1998 and the Global Franchise Fund which has always had Van Kampen in its name since its organization in June 1998).

    Van Kampen Investment Advisory Corp. ("Advisory Corp.") is the investment adviser (the "Adviser") and the administrator (the "Administrator") for the Funds. Morgan Stanley Investment Management Inc. ("MSIM") is a sub-adviser (a "Sub-Adviser") to the Funds, other than Mid Cap Growth Fund and Value Fund. Morgan Stanley Investments LP ("MSI") is a sub-adviser (a "Sub-Adviser") to Mid Cap Growth Fund and Value Fund. The Funds are distributed by Van Kampen Funds Inc. (the "Distributor") and the Funds receive certain transfer agency and shareholder services from Van Kampen Investor Services Inc. ("Investor Services"). Other service providers for the Funds are described herein under "Other Agreements" or "Other Information."

    Advisory Corp., the Distributor and Investor Services are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley. MSIM and MSI are wholly owned subsidiaries of Morgan Stanley. The principal office of the Company, each Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. The principal office of Investor Services is located at 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153. The principal office of MSIM is located at 1221 Avenue of the Americas, New York, New York 10020. The principal office of MSI is located at One Tower Bridge, West Conshohocken, Pennsylvania 19428.

    Morgan Stanley is a preeminant global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

    As of the date of this Statement of Additional Information, the authorized capitalization of the Company consists of 19,125,000,000 shares of common stock, par value $0.001 per share, which can be divided into series, such as the Funds, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series.

    Each Fund currently offers three classes of shares, designated as Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with the provisions of the Articles. Each class of shares of a Fund generally is identical in all respects except that each class of shares is subject to its own sales charge schedule and its own distribution and service expenses. Each class of shares also has exclusive voting rights with respect to its distribution and service fees.

    Shares of the Company entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution or service fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

    The Company does not contemplate holding regular meetings of shareholders to elect Directors or otherwise. Each Fund will assist shareholders in communicating with other shareholders of such Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

    In the event of liquidation, each of the shares of each Fund is entitled to its portion of all of such Fund's net assets after all debts and expenses of the Fund have been paid. The liquidation proceeds to holders of classes of shares with higher distribution fees and transfer agency costs are likely to be less than the liquidation proceeds to holders of classes of shares with lower distribution fees and transfer agency costs.

    Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

    As of October 1, 2002, no person was known by the Company to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of any Fund, except as follows:

                                                                                                 PERCENTAGE
                                                                                   CLASS OF     OWNERSHIP AT
FUND                                   NAME & ADDRESS OF HOLDER                     SHARES    OCTOBER 1, 2002
----                                   ------------------------                    ---------  ----------------
American Value Fund             MLPF&S For the Sole Benefit of its Customers           A            35.64%
                                Attn: Fund Administration 97B64
                                4800 Deer Lake Drive East, 2nd Floor
                                Jacksonville, FL 32246-6484
                                Edward D. Jones & CO                                   A             7.65%
                                Attn: Mutual Fund
                                Shareholder Accounting
                                201 Progress Pkwy
                                Maryland Hts., MO 63043-3009
                                MLPF&S For the Sole Benefit of its Customers           B            14.04%
                                Attn: Fund Administration 97B65
                                4800 Deer Lake Drive East, 2nd Floor
                                Jacksonville, FL 32246-6484
                                MLPF&S For the Sole Benefit of its Customers           C            19.46%
                                Attn: Fund Administration 97CS8
                                4800 Deer Lake Drive East, 2nd Floor
                                Jacksonville, FL 32246-6484
                                Morgan Stanley DW Inc.                                 B            22.00%
                                875 3rd Avenue                                         C             9.10%
                                New York, NY 10022

Asian Equity Fund               Morgan Stanley DW Inc.                                 A            16.56%
                                875 3rd Avenue                                         B            16.05%
                                New York, NY 10022                                     C             5.76%

Emerging Markets Fund           Charles Schwab & Co Inc                                A            15.72%
                                Exclusive Benefit of its Customers
                                101 Montgomery Street
                                San Francisco, CA 94104-4122
                                Morgan Stanley DW Inc.                                 A             5.98%
                                875 3rd Avenue                                         B            24.81%
                                New York, NY 10022                                     C             8.38%
                                MLPF&S For the Sole Benefit of its Customers           A            22.01%
                                Attn: Fund Administration 97FK6
                                4800 Deer Lake Drive East, 2nd Floor
                                Jacksonville FL 32246-6484
                                PFPC Brokerage Services                                B             5.71%
                                FBO Primerica Financial Services
                                211 South Gulph Road
                                King of Prussa, PA 19406-3101
                                MLPF&S For the Sole Benefit of its Customers           C            11.87%
                                Attn: Fund Administration 97N71
                                4800 Deer Lake Drive East, 2nd Floor
                                Jacksonville, FL 32246-6584

Equity Growth Fund              Edward D. Jones & CO                                   A            37.03%
                                Attn: Mutual Fund                                      B             6.44%
                                Shareholder Accounting                                 C             6.98%
                                201 Progress Pkwy
                                Maryland Hts., MO 63043-3009
                                Morgan Stanley DW Inc.                                 B            12.74%
                                875 3rd Avenue                                         C             9.48%
                                New York, NY 10022

                                                                                                 PERCENTAGE
                                                                                   CLASS OF     OWNERSHIP AT
FUND                                   NAME & ADDRESS OF HOLDER                     SHARES    OCTOBER 1, 2002
----                                   ------------------------                    ---------  ----------------
                                MLPF&S For the Sole Benefit of its Customers           B             5.45%
                                Attn: Fund Administration 97238
                                4800 Deer Lake Drive East, 2nd Floor
                                Jacksonville, FL 32246-6484
                                PFPC Brokerage Services                                B             6.35%
                                FBO Primerica Financial Services
                                211 South Gulph Road
                                King of Prussa, PA 19406-3101

European Value Equity Fund      Van Kampen Funds Inc.                                  A            15.97%
                                Seed Capital/Discretionary                             B            14.57%
                                Attn: Dave Leonard-Morgan Stanley                      C            39.10%
                                195 Broadway, 18th Floor
                                New York, NY 10007-3100
                                Edward D. Jones & Co.                                  A            16.91%
                                Attn: Mutual Fund
                                Shareholder Accounting
                                201 Progress Pkwy
                                Maryland Heights, MO 63043-3009
                                MLPF&S for the Sole Benefit of its Customers           B            10.47%
                                Attn: Fund Administration 97FW6
                                4800 Deer Lake Drive East, 2nd Floor
                                Jacksonville, FL 32246-6484
                                Morgan Stanley DW Inc.                                 A             6.40%
                                875 3rd Avenue                                         B            18.56%
                                New York, NY 10022                                     C            11.83%

Focus Equity Fund               Edward D. Jones & CO                                   A            21.98%
                                Attn: Mutual Fund
                                Shareholder Accounting
                                201 Progress Pkwy
                                Maryland Hts., MO 63043-3009
                                Morgan Stanley DW Inc.                                 A            16.34%
                                875 3rd Avenue                                         B            28.90%
                                New York, NY 10022                                     C            15.76%
                                MLPF&S For the Sole Benefit of its Customers           C             7.08%
                                Attn: Fund Administration 97B63
                                4800 Deer Lake Drive East, 2nd Floor
                                Jacksonville, FL 32246-6484
                                PFPC Brokerage Services                                A             5.46%
                                FBO Primerica Financial Services                       B             8.62%
                                211 South Gulph Road
                                King of Prussa, PA 19406-3101

Global Equity Allocation Fund   Edward D. Jones & CO                                   A            13.07%
                                Attn: Mutual Fund
                                Shareholder Accounting
                                201 Progress Pkwy
                                Maryland Hts., MO 63043-3009
                                Morgan Stanley DW Inc.                                 A             9.01%
                                875 3rd Avenue                                         B            11.36%
                                New York, NY 10022                                     C             5.89%
                                PFPC Brokerage Services                                A             7.62%
                                FBO Primerica Financial Services                       B             9.79%
                                211 South Gulph Road
                                King of Prussa, PA 19406-3101

                                                                                                 PERCENTAGE
                                                                                   CLASS OF     OWNERSHIP AT
FUND                                   NAME & ADDRESS OF HOLDER                     SHARES    OCTOBER 1, 2002
----                                   ------------------------                    ---------  ----------------
Global Franchise Fund           Charles Schwab & Co. Inc.                              A            18.20%
                                Onesource Omnibus
                                Exclusive Benefit of its Customers
                                101 Montgomery Street
                                San Francisco, CA 94104-4122
                                Morgan Stanley DW Inc.                                 A             6.06%
                                875 3rd Avenue                                         B            22.91%
                                New York, NY 10020                                     C            13.29%
                                Edward D. Jones & CO                                   A            14.54%
                                Attn: Mutual Fund
                                Shareholder Accounting
                                201 Progress Pkwy
                                Maryland Hts., MO 63043-3009
                                MLPF&S for the Sole Benefit of its Customers           B             5.59%
                                Attn: Fund Administration 97FW6                        C            15.79%
                                4800 Deer Lake Dr. East, 2nd Floor
                                Jacksonville, FL 32246-6484

Global Value Equity Fund        Edward D. Jones & CO                                   A            14.46%
                                Attn: Mutual Fund
                                Shareholder Accounting
                                201 Progress Pkwy
                                Maryland Hts., MO 63043-3009
                                Morgan Stanley DW Inc.                                 A            45.03%
                                875 3rd Avenue                                         B            78.97%
                                New York, NY 10022                                     C            66.10%

International Magnum Fund       Edward D. Jones & CO                                   A            16.62%
                                Attn: Mutual Fund                                      B             6.42%
                                Shareholder Accounting
                                201 Progress Pkwy
                                Maryland Hts., MO 63043-3009
                                Morgan Stanley DW Inc.                                 A            44.80%
                                375 3rd Avenue                                         B            19.33%
                                New York, NY 10022                                     C             9.70%

Latin American Fund             Morgan Stanley DW Inc.                                 A             7.80%
                                375 3rd Avenue                                         B            26.95%
                                New York, NY 10022                                     C             6.72%
                                The Private Bank & Trust Co.                           A             6.13%
                                Cust Daniel R Lee
                                08-0127
                                10 Dearborn Street, Suite 900
                                Chicago, IL 60602-4209
                                Charles Schwab & Co Inc                                A             7.22%
                                Onesource Omnibus
                                Exclusive Benefit of its Customers
                                101 Montgomery Street
                                San Francisco, CA 94104-4122
                                MLPF&S For the Sole Benefit of its Customers           A             7.54%
                                Attn: Fund Administration 97NB9
                                4800 Deer Lake Drive East, 2nd Floor
                                Jacksonville, FL 32246-6484
                                MLPF&S For the Sole Benefit of its Customers           C             6.86%
                                Attn: Fund Administration 97N91
                                4800 Deer Lake East, 2nd Floor
                                Jacksonville, FL 32246-6484

                                                                                                 PERCENTAGE
                                                                                   CLASS OF     OWNERSHIP AT
FUND                                   NAME & ADDRESS OF HOLDER                     SHARES    OCTOBER 1, 2002
----                                   ------------------------                    ---------  ----------------
Mid Cap Growth Fund             MLPF&S For the Sole Benefit of its Customers           C             7.69%
                                Attn: Fund Administration 97238
                                4800 Deer Lake Drive East, 2nd Floor
                                Jacksonville, FL 32246-6484
                                Morgan Stanley DW Inc.                                 A             5.87%
                                375 3rd Avenue                                         B            19.70%
                                New York, NY 10022                                     C            17.61%
                                Edward D. Jones & CO                                   A            27.97%
                                Attn: Mutual Fund
                                Shareholder Accounting
                                201 Progress Pkwy
                                Maryland Hts., MO 63043-3009
                                Trustmark National Bank                                A             5.36%
                                FBO Various Trust Accounts - RR
                                ATTN: Mutual Funds Trust RM 1030
                                248 E. Capitol St.
                                Jackson MS 39201-2503
                                PFPC Brokerage Services                                A            10.32%
                                FBO Financial Services                                 B            19.40%
                                211 South Gulph Road
                                King of Prussa, PA 19406-3101

Value Fund                      Edward D. Jones & CO                                   A            26.11%
                                Attn: Mutual Fund
                                Shareholder Accounting
                                201 Progress Pkwy
                                Maryland Hts., MO 63043-3009
                                Morgan Stanley DW Inc.                                 B            19.72%
                                375 3rd Avenue                                         C            16.03%
                                New York, NY 10022
                                MLPF&S For the Sole Benefit of its Customers           B             8.33%
                                Attn: Fund Administration 97P52
                                4800 Deer Lake Drive East, 2nd Floor
                                Jacksonville, FL 32246-6484
                                MLPF&S For the Sole Benefit of its Customers           C             6.47%
                                Attn: Fund Administration 97P53
                                4800 Deer Lake Drive East, 2nd Floor
                                Jacksonville, FL 32246-6484
                                State Street Bank & Trust Co.                          A            10.54%
                                FBO ADF/MSDW Alliance
                                105 Rosemont Road
                                Westwood, MA 02090-2318

Worldwide High Income Fund      Charles Schwab & Co Inc                                A             6.15%
                                Onesource Omnibus
                                Exclusive Benefit of its Customers
                                101 Montgomery Street
                                San Francisco, CA 94104-4122
                                Edward D. Jones & CO                                   A             8.18%
                                Attn: Mutual Fund
                                Shareholder Accounting
                                201 Progress Pkwy
                                Maryland Hts., MO 63043-3009
                                Morgan Stanley DW Inc.                                 A             6.50%
                                375 3rd Avenue                                         B            34.28%
                                New York, NY 10022                                     C             8.20%

                    INVESTMENT OBJECTIVES, POLICIES AND RISKS

    The following disclosure supplements the disclosure set forth in the "Investment Objective(s), Policies and Risks" sections in each Fund's Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in each Fund's Prospectus for a complete presentation of the matters disclosed below.

BORROWING AND LEVERAGE

    To the extent allowed by the Funds' investment restrictions described herein, certain Funds may engage in borrowing for temporary or emergency purposes. To the extent allowed by the Funds' investment restrictions described herein, certain Funds may engage in borrowing for investment purposes, also known as leverage. Leveraging will magnify declines as well as increases in the net asset value of a Fund's shares and in the return on a Fund's investments. The extent to which a Fund may borrow will depend upon the availability of credit. No assurance can be given that a Fund will be able to borrow on terms acceptable to the Fund. Borrowing by a Fund will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Borrowing will create interest expenses for a Fund which can exceed the income from the assets obtained with the proceeds. To the extent the income derived from securities purchased with funds obtained through borrowing exceeds the interest and other expenses that a Fund will have to pay in connection with such borrowing, such Fund's net income will be greater than if the Fund did not borrow. Conversely, if the income from the assets obtained through borrowing is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if the Fund did not borrow, and therefore the amount available for distribution to shareholders will be reduced. A Fund's use of leverage may impair the ability of the Fund to maintain its qualification for federal income tax purposes as a regulated investment company. The rights of any lenders to a Fund to receive payments of interest on and repayments of principal of borrowings will be senior to the rights of such Fund's shareholders, and the terms of a Fund's borrowings may contain provisions that limit certain activities of such Fund and could result in precluding the purchase of securities and instruments that the Fund would otherwise purchase.

CONVERTIBLE SECURITIES, RIGHTS OR WARRANTS AND EQUITY-LINKED SECURITIES

    Certain Funds may invest in convertible securities, rights or warrants to purchase common stocks and other equity-linked securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying security although the market prices of convertible securities may be affected by any such dividend changes or other changes in the underlying securities. With respect to each of the Funds, except Emerging Markets Debt Fund and Worldwide High Income Fund, up to 5% of the Fund's net assets may be invested in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as junk bonds. Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

    Rights and warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

    Equity-linked securities are instruments whose value is based upon the value of one or more underlying equity securities, a reference rate or an index. Equity-linked securities come in many forms and may include features, among others, such as the following: (i) may be issued by the issuer of the underlying equity security or by a company other than the one to which the instrument is linked (usually an investment bank), (ii) may convert into equity securities, such as common stock, within a stated period from the issue date or may be redeemed for cash or some combination of cash and the linked security at a value based upon the value of the underlying equity security within a stated period from the issue date, (iii) may have various conversion features prior to maturity at the option of the holder or the issuer or both, (iv) may limit the appreciation value with caps or collars of the value of underlying equity security and (v) may have fixed, variable or no interest payments during the life of the security which reflect the actual or a structured return relative to the underlying dividends of the linked equity security. Investments in equity-linked securities may subject the Fund to additional risks not ordinarily associated with investments in other equity securities. Because equity-linked securities are sometimes issued by a third party other than the issuer of the linked security, the Fund is subject to risks if the underlying equity security, reference rate or index underperforms and if the issuer defaults on the payment of the dividend or the common stock at maturity. In addition, the trading market for particular equity-linked securities may be less liquid, making it difficult for the Fund to dispose of a particular security when necessary and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing the Fund's portfolio.

DEPOSITARY RECEIPTS

    Certain Funds may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other depositary receipts, to the extent that such depositary receipts become available. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the "underlying issuer") and deposited with the depositary. ADRs include American Depositary Shares and New York Shares and may be "sponsored" or "unsponsored." Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. GDRs, EDRs and other types of depositary receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation.

    Holders of unsponsored depositary receipts generally bear all the costs associated with establishing the unsponsored depositary receipt. The depositary of an unsponsored depositary receipt is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored depositary receipt voting rights with respect to the deposited securities or pool of securities. Depositary receipts are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the Funds' investment policies, a Fund's investments in depositary receipts will be deemed to be investments in the underlying securities.

EURODOLLAR AND YANKEE OBLIGATIONS

    Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

    Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

FOREIGN INVESTING

    Certain Funds may or will invest in securities of foreign issuers. Unless otherwise described in the Fund's prospectus, the Fund considers an issuer to be from a particular country if (i) its principal securities trading market is in that country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in that country; or (iii) it is organized under the laws of, or has a principal office in that country. By applying these tests, it is possible that a particular company could be deemed to be from more than one country. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the portfolio management team's assessment of the relative yield, appreciation potential and the relationship of a country's currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Also, securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

    In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, a Fund may experience settlement difficulties or delays not usually encountered in the United States.

    Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact yields and result in temporary periods when assets are not fully invested or attractive investment opportunities are foregone.

    Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated. Instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency-denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer.

    The governments of some countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatization"). The Adviser believes that privatization may offer investors opportunities for significant capital appreciation and intends to invest assets of the Funds in privatization in appropriate circumstances. In certain countries, the ability of foreign entities, such as the Funds, to participate in privatization may be limited by local law, or the terms on which the Funds may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that governments will continue to sell companies currently owned or controlled by them or that any privatization programs in which the Funds participates will be successful.

    FOREIGN CURRENCY EXCHANGE RISKS. To the extent a Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, such Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange ratios relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's yield on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies. The Funds do not intend to invest in any security in a country where the currency is not freely convertible to U.S. dollars, unless the Fund has obtained the necessary governmental licensing to convert such currency or other appropriately licensed or sanctioned contractual guarantee to protect such investment against loss of that currency's external value, or the Fund has a reasonable expectation at the time the investment is made that such governmental licensing or other appropriately licensed or sanctioned guarantee would be obtained or that the currency in which the security is quoted would be freely convertible at the time of any proposed sale of the security by the Fund.

    A Fund's foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign currency exchange market. A Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

    A Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The Funds generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. A Fund will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out such contract. There can, however, be no assurance that such a liquid market will exist in which to close a forward contract, in which case the Fund may suffer a loss.

    It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that such Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

    If a Fund engages in an offsetting transaction, that Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between a Fund entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, such Fund would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

    The Funds are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

    In addition, Funds may cross-hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to fluctuate in value relative to other currencies to which a portfolio has or expects to have portfolio exposure. These Funds may also engage in proxy hedging, which is defined as entering into positions in one currency to hedge investments denominated in another currency, where two currencies are economically linked. A Fund's entry into forward contracts, as well as any use of proxy or cross hedging techniques, will generally require the Fund to hold liquid securities or cash equal to the Fund's obligations in a segregated account throughout the duration of the contract. Funds may combine forward contracts with investments in securities denominated in other currencies to achieve desired security and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign bond, a Fund may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, the Fund may be able to lock in the foreign currency value of the security and adopt a synthetic position reflecting the credit quality of the U.S. dollar-denominated security.

    To the extent required by the rules and regulations of the SEC, the Fund will earmark or place cash or other liquid assets into a segregated account in an amount equal to the value of such Fund's total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities placed in the segregated account declines, additional cash or liquid assets will be placed in the account on a daily basis so that the value of the account will be at least equal to the amount of such Fund's commitments with respect to such contracts. See also "Strategic Transactions".

    FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES. Foreign currency warrants are warrants that entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case where the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

    Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may, in limited cases, be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

    Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

    INVESTING IN EMERGING MARKET COUNTRIES. The risks of foreign investment are heightened when the issuer is from an emerging market country. The extent of economic development, political stability and market depth of such countries varies widely and investments in the securities of issuers in such countries typically involve greater potential gain or loss than investments in securities of issuers in more developed countries. Emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than those of developed markets. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed markets, and the financial condition of issuers in emerging market countries may be more precarious than in other countries. Certain countries depend to a larger degree upon international trade or development assistance and, therefore, are vulnerable to changes in trade or assistance which, in turn, may be affected by a variety of factors. A Fund may be particularly sensitive to changes in the economies of certain countries resulting from any reversal of economic liberalization, political unrest or the imposition of sanctions by the United States or other countries.

    A Fund's purchase and sale of portfolio securities of issuers determined by the portfolio management team to be in emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic or sporadic trading or settlement or limitations on aggregate holdings by foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of such Fund, the Adviser, its affiliates or their respective clients or other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. Foreign investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain countries may require governmental approval prior to investment by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of both investment income and capital from certain emerging market countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in securities in certain countries, it is anticipated that the Fund may invest in such countries through other investment funds in such countries.

    Many emerging market countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of such countries. Economies in emerging market countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures negotiated by the countries with which they trade.

    Many emerging market countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging market countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of political reforms, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging markets countries. Unanticipated political or social developments may result in sudden and significant investment losses.

    Settlement procedures in emerging market countries are frequently less developed and reliable than those in developed markets. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause such Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations. The creditworthiness of the local securities firms used by the Fund in emerging market countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

    The small size and inexperience of the securities markets in certain emerging market countries and the limited volume of trading in securities in those countries may make a Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets. A Fund's investments in emerging market countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging market countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

    A Fund's use of foreign currency management techniques in emerging market countries may be limited. Due to the limited market for these instruments in emerging market countries, the Adviser does not currently anticipate that a significant portion of the Funds' currency exposure in emerging market countries, if any, will be covered by such instruments.

    Investments in emerging market country government debt securities involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country's debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. As a result of the foregoing, a government obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

    Debt securities of corporate issuers in emerging market countries may include debt securities or obligations issued (i) by banks located in emerging market countries or by branches of emerging market country banks located outside the country or (ii) by companies organized under the laws of an emerging market country.

    RUSSIAN INVESTING. The registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of shares in Russian issuers is evidenced by entries in an issuer's share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and the Funds could possibly lose their registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for the Funds to enforce any rights they may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian issuers with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such issuers have not always followed this law. Because of this lack of independence of registrars, management of a Russian issuer may be able to exert considerable influence over who can purchase and sell the issuer's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent the Funds from investing in the securities of certain Russian issuers and could cause a delay in the sale of Russian securities by the Funds if the issuer deems a purchaser unsuitable, which may expose the Funds to potential loss on their investment.

    In light of the risks described above, the Board of Directors has approved certain procedures concerning the Funds' investments in Russian securities. Among these procedures is a requirement that the Funds not invest in the securities of a Russian issuer unless that issuer's registrar has entered into a contract with the Funds' sub-custodian containing certain protective conditions, including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Funds. This requirement will likely have the effect of precluding investments in certain Russian issuers that the Funds might otherwise make.

    BRADY BONDS. Funds that invest in foreign debt securities may invest in debt obligations customarily referred to as "Brady Bonds." Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady (the

"Brady Plan"). Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. A Fund may purchase Brady Bonds either in the primary or secondary markets. The price and yield of Brady Bonds purchased in the secondary market will reflect the market conditions at the time of purchase, regardless of the stated face amount and the stated interest rate. With respect to Brady Bonds with no or limited collateralization, a Fund will rely for payment of interest and principal primarily on the willingness and ability of the issuing government to make payment in accordance with the terms of the bonds.

    U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity;
(ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held to the scheduled maturity of the defaulted Brady Bonds by the collateral agent, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of the Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds should be viewed as speculative.

ILLIQUID SECURITIES

    Each Fund may invest a portion of its assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Company's Board of Directors. Ordinarily, a Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to that Fund. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by a Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Company's Board of Directors are not subject to the limitation on illiquid securities; however, such securities are still subject to any Fund limitation on the securities subject to legal or contractual restrictions on resale as described in that Fund's investment restrictions. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security.

INVESTMENT COMPANY SECURITIES

    Each Fund may invest in securities of other open-end or closed-end investment companies, by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations or as may otherwise be permitted by the 1940 Act.

    Some emerging market countries have laws and regulations that currently preclude direct foreign investments in the securities of their companies. However, indirect foreign investments in the securities of companies listed and traded on the stock exchanges in these countries are permitted by certain emerging market countries through investment funds which have been specifically authorized. Certain Funds may invest in these investment funds, including those advised by Adviser or its affiliates, subject to applicable provisions of the 1940 Act, and other applicable laws.

    If a Fund invests in such investment companies or investment funds, that Fund's shareholders will bear not only their proportionate share of the expenses of that Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment companies or investment funds.

LOAN PARTICIPATIONS AND ASSIGNMENTS

    Certain Funds may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign or corporate debt obligations and one or more financial institutions ("Lenders"). Such Funds' investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties.

    In the case of Participations, a Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A Fund will acquire Participations only if the Fund determines that the Lender interpositioned between the Fund and the borrower is creditworthy.

    When a Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

    The Funds anticipate that such loan interests may be sold only to a limited number of institutional investors. The lack of a broad secondary market may have an adverse impact on the value of such securities and a Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a broad secondary market for Assignments and Participations also may make it more difficult for a Fund to value these securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

LOWER-GRADE SECURITIES

    Certain Funds may invest in lower-grade income securities. Securities that are in the lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturities, but they also generally involve greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Investors should carefully consider the risks of owning shares of a Fund that invests in lower-grade securities.

    Credit risk relates to the issuer's ability to make timely payment of interest and principal when due. Lower-grade securities are considered more susceptible to nonpayment of interest and principal or default than higher-grade securities. Increases in interest rates or changes in the economy may significantly affect the ability of issuers of lower-grade securities to pay interest and to repay principal, to meet projected financial goals or to obtain additional financing. In the event that an issuer of securities held by a Fund experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, such Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund's securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and the Fund may be unable to obtain full recovery on such amounts.

    Market risk relates to changes in market value of a security that occur as a result of variation in the level of prevailing interest rates and yield relationships in the income securities market and as a result of real or perceived changes in credit risk. The value of such a Fund's investments can be expected to fluctuate over time. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. Income securities with longer maturities, which may have higher yields, may increase or decrease in value more than income securities with shorter maturities. However, the secondary market prices of lower-grade securities generally are less sensitive to changes in interest rates and are more sensitive to general adverse economic changes or specific developments with respect to the particular issuers than are the secondary market prices of higher-grade securities. A significant increase in interest rates or a general economic downturn could severely disrupt the market for lower-grade securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of lower-grade securities as compared with higher-grade securities. In addition, changes in credit risks, interest rates, the credit markets or periods of general economic uncertainty can be expected to result in increased volatility in the market price of the lower-grade securities in such a Fund and thus in the net asset value of that Fund. Adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value, volatility and liquidity of lower-grade securities.

    The markets for lower-grade securities may be less liquid than the markets for higher-grade securities. Liquidity relates to the ability of a Fund to sell a security in a timely manner at a price which reflects the value of that security. To the extent that there is no established retail market for some of the lower-grade securities in which a Fund may invest, trading in such securities may be relatively inactive. Prices of lower-grade securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer of lower-grade securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. An economic downturn or an increase in interest rates could severely disrupt the market for such securities and adversely affect the value of outstanding securities or the ability of the issuers to repay principal and interest. Further, a Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist.

    The Adviser is responsible for determining the net asset values of the Funds' securities, subject to the supervision of the Company's Board of Directors. During periods of reduced market liquidity or in the absence of readily available market quotations for lower-grade securities, the ability to value the securities becomes more difficult and the judgment of the Adviser may play a greater role in the valuation of such securities due to the reduced availability of reliable objective data.

    A Fund may invest in securities not producing immediate cash income, including securities in default, zero-coupon securities or pay-in-kind securities, when their effective yield over comparable instruments producing cash income make these investments attractive. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings and thus may be more speculative. Special tax considerations are associated with investing in certain lower-grade securities, such as zero-coupon or pay-in-kind securities. See "Taxation" below. The Fund's portfolio management team will weigh these concerns against the expected total returns from such instruments.

    A Fund's investments may include securities with the lowest-grade assigned by the recognized rating organizations and unrated securities of comparable quality. Securities assigned such ratings include those of companies that are in default or are in bankruptcy or reorganization. Such a Fund may invest in or own securities of companies in various stages of financial restructuring, bankruptcy or reorganization which are not currently paying interest or dividends. A Fund may have limited recourse in the event of default on such securities. Securities of such companies are regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing and are usually available at deep discounts from the face values of the instruments. A security purchased at a deep discount may currently pay a very high effective yield. In addition, if the financial condition of the issuer improves, the underlying value of the security may increase, resulting in capital appreciation. If the company defaults on its obligations or remains in default, or if the plan of reorganization does not provide sufficient payments for debtholders, the deep discount securities may stop generating income and lose value or become worthless. The portfolio management team will balance the benefits of deep discount securities with their risks. While a broad portfolio of investments may reduce the overall impact of a deep discount security that is in default or loses its value, the risk cannot be eliminated.

    Many lower-grade securities are not listed for trading on any national securities exchange, and many issuers of lower-grade securities choose not to have a rating assigned to their obligations by any recognized rating organization. As a result, a Fund's portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests primarily in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by a Fund and may also limit the ability of a Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Further, to the extent a Fund owns or may acquire illiquid or restricted lower-grade securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

    The Funds will rely on judgment, analysis and experience of their portfolio management teams in evaluating the creditworthiness of an issuer. The amount of available information about the financial condition of certain lower-grade issuers may be less extensive than other issuers. In its analysis, a portfolio management team may consider the credit ratings of recognized rating organizations in evaluating securities although the portfolio management team does not rely primarily on these ratings. Credit ratings of securities rating organizations evaluate only the safety of principal and interest payments, not the market risk. Additionally, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that the creditworthiness of an issuer may change and the rating agencies may fail to change such ratings in a timely fashion. A rating downgrade does not require a Fund to dispose of a security. The portfolio management team continuously monitors the issuers of securities held in a Fund. Additionally, since most foreign securities are not rated, a Fund will invest in such securities based on the portfolio management team's analysis without any guidance from published ratings. Because of the number of investment considerations involved in investing in lower-grade securities and foreign securities, achievement of such Fund's investment objectives may be more dependent upon the portfolio management team's credit analysis than is the case with investing in higher-grade securities.

    New or proposed laws may have an impact on the market for lower-grade securities. The Adviser is unable at this time to predict what effect, if any, legislation may have on the market for lower-grade securities.

MORTGAGE-RELATED DEBT SECURITIES

    Mortgage-related debt securities represent ownership interests in individual pools of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. Each mortgagor's monthly payment to his lending institution on his residential mortgage is "passed-through" to investors. Mortgage pools consist of whole mortgage loans or participations in loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. Lending institutions which originate mortgages for the pools are subject to certain standards, including credit and underwriting criteria for individual mortgages included in the pools.

    The coupon rate of interest on mortgage-related securities is lower than the interest rates paid on the mortgages included in the underlying pool, but only by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor of payment of the securities for the guarantee of the services of passing through monthly payments to investors. Actual yield may vary from the coupon rate, however, if mortgage-related securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that mortgages in the underlying pool are prepaid as noted above. In addition, interest on mortgage-related securities is earned monthly, rather than semi-annually as is the case for traditional bonds, and monthly compounding may tend to raise the effective yield earned on such securities.

    STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

    SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

    Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, certain of these securities may be deemed "illiquid" and are subject to a Fund's limitations on investment in illiquid securities.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS

    For purposes of the Funds' investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. Investments in bank obligations will include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments may involve risks that are different from investments in securities of domestic branches of U.S. banks. See "Foreign Investing" above for a discussion of the risks of foreign investments. These institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping requirements than those applicable to domestic branches of U.S. banks.

REPURCHASE AGREEMENTS

    The Funds may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. A Fund may enter into repurchase agreements with broker-dealers, banks or other financial institutions deemed to be creditworthy by the Adviser under guidelines approved by the Company's Board of Directors. A Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund's limitation on illiquid securities described herein. A Fund does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

    For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Funds than would be available to the Funds investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC permitting this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

    Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. A Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, its agencies or instrumentalities) may have maturity dates exceeding one year.

REVERSE REPURCHASE AGREEMENTS

    To the extent allowed by the Fund's investment restrictions, certain Funds may enter into reverse repurchase agreements with broker-dealers, banks and other financial institutions that meet the credit guidelines set by the Company's Board of Directors. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by a Fund. A Fund's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Fund will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. A Fund will maintain a separate account with a segregated portfolio of cash or liquid assets in an amount at least equal to its purchase obligations under these agreements (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect a Fund's net asset value. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's repurchase obligation, and the Fund's use of proceeds of the agreement may effectively be restricted pending such decision.

SECURITIES LENDING

    Certain Funds may lend investment securities to qualified broker-dealers, banks and other institutional borrowers who need to borrow securities to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. Each Fund may lend its investment securities to qualified brokers-dealers, domestic and foreign banks and other institutional borrowers, so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act, or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank, or liquid securities having a value at all times not less than 100% of the value of the securities loaned, including accrued interest, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receive reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will only be made to borrowers deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker-dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Company's Board of Directors.

    At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Directors. In addition, voting rights may pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted by the Fund.

SHORT SALES

    Unless limited by a Fund's fundamental investment restrictions described herein, each Fund may from time to time sell securities short. A short sale is a transaction in which a Fund sells a security in anticipation that the market price of such security will decline. Unless limited by a Fund's fundamental investment restrictions described herein, each Fund may sell securities it owns or has the right to acquire at no added cost (i.e., "against the box") or it does not own. When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

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    The Fund's obligation to replace the borrowed security will be secured by collateral of cash or liquid securities. Depending on arrangements made with the broker-dealer, bank or other financial institution from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such entity.

    If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

STRATEGIC TRANSACTIONS

    Each Fund may, but is not required to, use various Strategic Transactions (as defined in the Prospectuses) to earn income, facilitate portfolio management and mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. Although the Fund's portfolio management team seeks to use such transactions to further the Fund's investment objective(s), no assurance can be given that these transactions will achieve this result.

    FUTURES CONTRACTS. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or a specific currency at a specified future time and at a specified price. Futures contracts that are traded in the United States and that are standardized as to maturity date and underlying financial instrument, index or currency, are traded on national futures contract exchanges. Futures contract exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. government agency.

    Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities or currencies, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures contract position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

    Unless otherwise limited in a Fund's Prospectus or herein, each Fund may sell indexed financial futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of securities in its portfolio that might otherwise result. An index futures contract is an agreement to take or make delivery of an amount of cash equal to the difference between the value of the index at the beginning and at the end of the contract period. Successful use of index futures contracts will be subject to the portfolio management team's ability to predict correctly movements in the direction of the relevant securities market. No assurance can be given that the portfolio management team's judgment in this respect will be correct.

    Unless otherwise limited in a Fund's Prospectus or herein, each Fund may buy indexed financial futures contracts in anticipation of or during a market advance to attempt to capture the increase in market value of securities. For example, if the Fund's portfolio management team believes that a portion of a Fund's assets should be invested in emerging market country securities but such investments have not been fully made and the portfolio management team anticipates a significant market advance, the Fund may purchase index futures contracts to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that it intends to purchase. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures contract position but, under unusual market conditions, a futures position may be terminated without the corresponding purchase of such securities.

    Futures contract traders are required to make a good faith margin deposit in cash or liquid securities to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures contract exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums.

    After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of an additional "variation" margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits.

    Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures contract markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the underlying securities with futures contracts that they trade, and use futures contracts with the expectation of realizing profits from market fluctuations. The Funds intend to use futures contracts only for hedging purposes.

    Regulations of the CFTC applicable to the Funds require generally that all futures contract transactions constitute bona fide hedging transactions. A Fund may engage in futures contract transactions for other purposes so long as the aggregate initial margin and premiums required for such transaction will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The Funds generally will only sell futures contracts to protect securities owned against declines in price or purchase contracts to protect against an increase in the price of securities intended for purchase. As evidence of this hedging interest, the Funds expect that approximately 75% of their respective futures contracts will be "completed"; that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.

    Although techniques other than the sale and purchase of futures contracts could be used to control a Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Funds will incur commission expenses in both opening and closing out futures contracts positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

    RISK FACTORS IN FUTURES CONTRACT TRANSACTIONS. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures contracts. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures contract position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet its daily margin requirement at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying the futures contracts it holds. The inability to close options and futures contracts positions also could have an adverse impact on the Fund's ability to effectively hedge.

    The Funds will minimize the risk that they will be unable to close out a futures contract by generally entering into futures contracts which are traded on recognized international or national futures contract exchanges and for which there appears to be a liquid secondary market, however, the Funds may enter into over-the-counter futures contracts transactions to the extent permitted by applicable law.

    The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures contract pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if, at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the Funds engage in futures contract strategies only for hedging purposes, the Adviser does not believe that the Funds are subject to the risks of loss frequently associated with futures contract transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, the Fund had invested in the underlying security or currency and sold it after the decline.

    Utilization of futures contracts transactions by a Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities or currencies being hedged. It is also possible that a Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk that the Fund will lose margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

    Most futures contract exchanges limit the amount of fluctuation in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary, either up or down, from the previous day's settlement price. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures contract positions and subjecting some futures contract traders to substantial losses.

    OPTIONS TRANSACTIONS. Unless otherwise limited in a Fund's Prospectus or herein, each Fund may write (i.e., sell) covered call options which give the purchaser the right to buy the underlying security covered by the option from the Fund at the stated exercise price. A "covered" call option means that, so long as a Fund is obligated as the writer of the option, it will own (i) the underlying securities subject to the option, or (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option.

    A Fund will receive a premium from writing call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, a Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. Thus, in some periods a Fund will receive less total return and in other periods a Fund will receive greater total return from writing covered call options than it would have received from its underlying securities had it not written call options.

    A Fund may sell put options to receive the premiums paid by purchasers and to close out a long put option position. In addition, when the Fund wishes to purchase a security at a price lower than its current market price, a Fund may write a covered put at an exercise price reflecting the lower purchase price sought.

    A Fund may purchase call options to close out a covered call position or to protect against an increase in the price of a security it anticipates purchasing. A Fund may purchase put options on securities which it holds in its portfolio to protect itself against a decline in the value of the security. If the value of the underlying security were to fall below the exercise price of the put option purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss. A Fund may also purchase put options to close out written put positions in a manner similar to call option closing purchase transactions. There are no other limits on a Fund's ability to purchase call and put options.

    Unless the parties provide for it, there is no central clearing or guaranty function in an over-the-counter option ("OTC Option"). As a result, if the counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Fund must assess the creditworthiness of each such counterparty or any guarantor of credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC Options will be satisfied. The staff of the SEC currently takes the position that OTC Options purchased by a Fund or sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid unless the Fund has entered into a special arrangement to dispose of the security, and are subject to the Fund's limitation on investing in illiquid securities.

    Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract or underlying securities, an option may or may not be less risky than ownership of the futures contract or actual securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract or securities. In the opinion of the Adviser, the risk that a Fund will be unable to close out an options contract will be minimized by only entering into options transactions for which there appears to be a liquid secondary market.

    OPTIONS ON FOREIGN CURRENCIES. Unless otherwise limited in a Fund's Prospectus or herein, each Fund may attempt to accomplish objectives similar to those described herein with respect to foreign currency forward contracts and futures contracts for currency by means of purchasing put or call options on foreign currencies on exchanges. A put option gives a Fund the right to sell a currency at the exercise price until the expiration of the option. A call option gives a Fund the right to purchase a currency at the exercise price until the expiration of the option.

    The Funds may purchase and write options on foreign currencies in a manner similar to that in which a Fund may utilize futures contracts on foreign currencies or forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. To protect against such diminution in the value of portfolio securities, the Funds may purchase put options on the foreign currency. If the value of the currency declines, the Funds will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on their portfolios which otherwise would have resulted. Conversely, the Funds may purchase call options on currencies whose value is projected to increase, causing an increase in the cost of securities denominated in that currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Funds derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Funds could sustain losses on transactions in foreign currency options which would require them to forego a portion or all of the benefits of advantageous changes in such rates.

    Funds may write options on foreign currencies for the same purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received. Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

    Funds may only write covered call options on foreign currencies. A call option on a foreign currency written by the portfolio is "covered" if the Fund owns the underlying foreign currency covered by the call, has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account) or can obtain that foreign currency upon conversion or exchange of another foreign currency(ies) held in its portfolio. A written call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held
(a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or other liquid securities in a segregated account, or (c) maintains in a segregated account cash or other liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars, marked-to-market daily.

    Funds may also write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline in the U.S. dollar value of a security which the portfolio owns or has the right to acquire due to an adverse change in the exchange rate and which is denominated in the currency underlying the option. In such circumstances, the Fund will either "cover" the transaction as described above or collateralize the option by maintaining in a segregated account, cash or other liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

    CAPS, FLOORS AND COLLARS. Unless otherwise limited by a Fund's Prospectus or herein, each Fund may invest in caps, floors and collars, which are instruments analogous to options transactions described above. In particular, a cap is the right to receive the excess of a reference rate over a given rate and is analogous to a put option. A floor is the right to receive the excess of a given rate over a reference rate and is analogous to a call option. Finally, a collar is an instrument that combines a cap and a floor. That is, the buyer of a collar buys a cap and writes a floor, and the writer of a collar writes a cap and buys a floor. The risks associated with caps, floors and collars are similar to those associated with options. In addition, caps, floors and collars are subject to risk of default by the counterparty because they are privately negotiated instruments.

    COMBINED TRANSACTIONS. Unless otherwise limited by a Fund's Prospectus or herein, each Fund may enter into multiples of the forwards, futures contracts and options transactions described above, including multiple options transactions, multiple futures contract transactions, multiple foreign currency transactions (including forward foreign currency exchange contracts) and any combination of futures contracts, options and foreign currency transactions. The Funds may enter into any of the foregoing, instead of a single transaction, as part of a single portfolio management or hedging strategy when, in the opinion of the Adviser, it is in the best interest of the Fund to do so. A combined transaction, while part of a single strategy, may contain elements of risk that are present in each of its component transactions and will be structured in accordance with applicable SEC regulations and SEC staff guidelines.

    RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES. Options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, a writer of options and a trader of forward contracts could lose amounts substantially in excess of their initial investments.

    Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

    The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement. These special procedures may include technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

    In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

    STRUCTURED NOTES. Structured Notes are derivatives, the amount of principal repayment and/or interest payments of which is based upon the movement of one or more factors. These factors may include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and the London Interbank Offered Rate) and stock indices such as the S&P 500 Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The Funds may use structured notes to tailor their investments to the specific risks and returns that the Fund is willing to accept, while avoiding or reducing certain other risks.

    SWAP CONTRACTS. A swap contract is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and an agreed upon notional amount. The term "specified index" may include, but is not limited to, currencies, fixed interest rates, prices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Fund may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index. The currency swaps in which a Fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

    The swaps in which the noted Funds may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

    Funds will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the portfolio) and, to avoid any potential leveraging of the Fund, any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities. To the extent that these swaps, caps, floors, and collars are entered into for hedging purposes, the Fund believes such obligations do not constitute "senior securities" under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. Funds may enter into over-the-counter derivatives transactions (swaps, caps, floors, puts, etc., but excluding foreign exchange contracts) with counterparties that are approved by the Adviser in accordance with guidelines established by the Company's Board of Directors. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties with ratings below AA.

    The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Fund's portfolio management team is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the portfolio would be less favorable than it would have been if this investment technique were not used.

    USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that a Fund segregate cash and liquid securities to the extent such Fund's obligations are not otherwise "covered" as described above. In general, the Funds must segregate either (i) the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered (or securities convertible into the needed securities without additional consideration), or (ii) subject to applicable regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of cash and liquid securities with a value equal to the Fund's net obligation, if any. Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash and liquid securities, equals its net outstanding obligation.

U.S. GOVERNMENT OBLIGATIONS

    Examples of types of U.S. Government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.

"WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS

    The Funds may purchase securities on a "when-issued" or "delayed delivery" basis. In such transactions, instruments are bought with payment and delivery taking place in the future to secure what is considered to be an advantageous yield or price at the time of the transaction. The payment obligation and the interest rates that will be received are each fixed at the time a Fund enters into the commitment, and no interest accrues to the Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account, cash or portfolio securities having an aggregate value equal to the amount of such purchase commitments until payment is made.

ZERO COUPON BONDS

    Zero coupon bonds is a term used to describe notes and bonds that have been stripped of their unmatured interest coupons or the coupons themselves, and also receipts or certificates representing interest in such stripped debt obligations and coupons. The timely payment of coupon interest and principal on zero coupon bonds issued by the U.S. Treasury remains guaranteed by the "full faith and credit" of the United States government.

    A zero coupon bond does not pay interest. Instead, it is issued at a substantial discount to its "face value"--what it will be worth at maturity. The difference between a security's issue or purchase price and its face value represents the imputed interest that an investor will earn if the security is held until maturity. Special tax considerations are associated with investing in zero-coupon bonds. See "Taxation" below.

    Zero coupon bonds may offer investors the opportunity to earn higher yields than those available on U.S. Treasury Bonds of similar maturity. However, zero coupon bond prices may also exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest is returned to the investor.

    Zero Coupon Treasury Bonds are sold under a variety of different names, such as: Certificate of Accrual on Treasury Securities ("CATS"), Treasury Receipts ("TRs"), Separate Trading of Registered Interest and Principal of Securities ("STRIPS") and Treasury Investment Growth Receipts ("TIGERS").

                            INVESTMENT RESTRICTIONS

    Each Fund has adopted certain investment policies that are either fundamental investment limitations or non-fundamental investment limitations. Fundamental investment limitations may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities, which is defined by the 1940 Act as the lesser of: (1) 67% or more of the voting securities of the Fund present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or
(2) more than 50% of the outstanding voting securities of the Fund. Non-fundamental investment limitations may be changed by the Board of Directors of the Company without shareholder approval.

    Each Fund is designated as either a diversified fund or a non-diversified fund as those terms are defined under the 1940 Act. Like fundamental investment restrictions, a fund which is designated as a diversified fund may not change its status to a non-diversified fund without approval by the vote of a majority of its outstanding voting securities. The following Funds are diversified funds:
American Value Fund, Asian Equity Fund, Equity Growth Fund, European Value Equity Fund, Global Equity Allocation Fund, Global Value Equity Fund, Growth and Income Fund II, Japanese Equity Fund, Mid Cap Growth Fund and Value Fund. The following Funds are non-diversified funds: Emerging Markets Debt Fund, Emerging Markets Fund, Focus Equity Fund, Global Franchise Fund, International Magnum Fund, Latin American Fund and Worldwide High Income Fund. As described in the Prospectuses for the non-diversified funds, such funds may invest a greater portion of their assets in a more limited number of issuers than diversified funds, and therefore, non-diversified funds are subject to greater risk because the changes in the financial condition of a single issuer may cause greater fluctuation in the value of such funds' shares.

    The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitation on borrowings and illiquid securities, the percentage limitations apply at the time of purchase and on an ongoing basis.

    For the purpose of describing fundamental investment limitations, the Funds have been divided into two separate groups, which limitations apply only to the Funds that form a part of that group. The groups are comprised as follows:

Category I Funds:                 American Value Fund, Asian Equity Fund,
                                  Emerging Markets Fund, European Value
                                  Equity Fund, Focus Equity Fund, Global
                                  Equity Allocation Fund, Growth and
                                  Income Fund II, International Magnum
                                  Fund, Japanese Equity Fund, Latin
                                  American Fund and Worldwide High Income
                                  Fund.

Category II Funds:                Emerging Markets Debt Fund, Equity
                                  Growth Fund, Global Franchise Fund,
                                  Global Value Equity Fund, Mid Cap Growth
                                  Fund and Value Fund.

CATEGORY I FUNDS

    The following are fundamental investment limitations with respect to the Category I Funds. No Category I Fund will:

     (1) invest in commodities, except that each of the American Value Fund, Emerging Markets Fund, European Value Equity Fund, Focus Equity Fund, Growth and Income Fund II, Latin American Fund and Worldwide High Income Fund may invest in futures contracts and options to the extent that not more than 5% of its total assets are required as deposits to secure obligations under futures contracts and not more than 20% of its total assets are invested in futures contracts and options at any time.

     (2) purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate.

     (3) underwrite the securities of other issuers.

     (4) invest for the purpose of exercising control over management of any company.

     (5) invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation.

     (6) except with respect to the Latin American Fund, acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

     (7) write or acquire options or interests in oil, gas or other mineral exploration or development programs or leases.

     (8) purchase on margin or sell short except as specified above in (1) and except that the Emerging Markets Fund, European Value Equity Fund, Focus Equity Fund, Latin American Fund and Worldwide High Income Fund may enter into short sales in accordance with its investment objective and policies.

     (9) purchase or retain securities of an issuer if those officers and directors of the Company or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities.

    (10) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the Fund's total assets valued at the lower of market or cost and a Fund may not purchase additional securities when borrowings exceed 5% of total assets, except that the Growth and Income Fund II, Latin American Fund and Worldwide High Income Fund may enter into reverse repurchase agreements in accordance with its investment objective and policies and except that each of the Focus Equity Fund, Latin American Fund and Worldwide High Income Fund may borrow amounts up to 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing.

    (11) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except that each of the Focus Equity Fund, Latin American Fund and Worldwide High Income Fund may pledge, mortgage or hypothecate its assets to secure borrowings in amounts up to 33 1/3% of its assets (including the amount borrowed).

    (12) invest more than an aggregate of 15% of the total assets of the Fund, determined at the time of investment, in illiquid assets, including repurchase agreements having maturities of more than seven days or invest in fixed time deposits with a duration of from two business days to seven calendar days if more than 10% of the Fund's total assets would be invested in these time deposits; provided, however, that no Fund shall invest (i) more than 10% of its total assets in securities subject to legal or contractual restrictions on resale, and (ii) in fixed time deposits with a duration of over seven calendar days.

    (13) invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act.

    (14) issue senior securities.

    (15) make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (12) above) which are publicly distributed, and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder.

    (16) except for the Emerging Markets Fund, Focus Equity Fund, International Magnum Fund, Latin American Fund and Worldwide High Income Fund, purchase more than 10% of any class of the outstanding securities of any issuer.

    (17) except for the Emerging Markets Fund, Focus Equity Fund, International Magnum Fund, Latin American Fund and Worldwide High Income Fund, purchase securities of an issuer (except obligations of the U.S. government and its instrumentalities) if as the result, with respect to 75% of its total assets, more than 5% of the Fund's total assets, at market value, would be invested in the securities of such issuer.

    The following are non-fundamental investment limitations with respect to the Category I Funds. As a matter of non-fundamental policy, no Category I Fund will:

     (1) purchase warrants if, by reason of such purchase, more than 5% of the value of the Fund's net assets would be invested in warrants valued at the lower of cost or market. Included in this amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on a nationally recognized stock exchange.

     (2) invest in oil, gas or other mineral leases; invest up to 25% of its total assets in privately placed securities; or invest more than 15% of its net assets in illiquid securities.

     (3) except with respect to the Latin American Fund, acquire any securities of companies within one industry if, as a result of such acquisition, 25% or more of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

    The percentage limitations contained in these restrictions apply at the time of purchase of securities, except for limitations on borrowings and illiquid securities which apply on an ongoing basis.

CATEGORY II FUNDS

    The following are fundamental investment limitations with respect to the Category II Funds. No Category II Fund will:

     (1) invest in physical commodities or contracts on physical commodities, except that any Fund may acquire physical commodities as a result of ownership of securities or other instruments and may purchase or sell options or futures contracts or invest in securities or other instruments backed by physical commodities.

     (2) purchase or sell real estate, although each Fund may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate.

     (3) make loans except: (i) by purchasing debt securities in accordance with their respective investment objectives and policies, or entering into repurchase agreements, subject to the limitations described in non-fundamental investment limitation (9) below, (ii) by lending their portfolio securities, and (iii) by lending portfolio assets to other Funds, banks, brokers, dealers and other financial institutions, so long as such loans are not inconsistent with the 1940 Act, the rules, regulations, interpretations or orders of the SEC and its staff thereunder.

     (4) except for the Emerging Markets Debt Fund and the Global Franchise Fund, with respect to 75% of each Fund's assets, purchase a security if, as a result, the Fund would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any issuer.

     (5) except for the Emerging Markets Debt Fund and the Global Franchise Fund, with respect to 75% of each Fund's assets, purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets, taken at market value at the time of such investment, would be invested in the securities of such issuer except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

     (6) issue any class of senior security or sell any senior security of which it is the issuer, except that each Fund may borrow money as a temporary measure for extraordinary or emergency purposes, provided that such borrowings do not exceed 33 1/3% of the Fund's total assets (including the amount borrowed) less liabilities (exclusive of borrowings) and except that the Emerging Markets Debt Fund may borrow from banks in an amount not in excess of 33 1/3% of its total assets (including the amount borrowed) less liabilities in accordance with its investment objective and policies. The term "senior security" shall not include any temporary borrowings that do not exceed 5% of the value of a Fund's total assets at the time the Fund makes such temporary borrowing. Notwithstanding the foregoing limitations on issuing or selling senior securities and borrowing, a Fund may engage in investment strategies that obligate it either to purchase securities or segregate assets, or enter into reverse repurchase agreements, provided that it will segregate assets to cover its obligations pursuant to such transactions in accordance with applicable rules, orders, or interpretations of the SEC or its staff. This investment limitation shall not preclude a Fund from issuing multiple classes of shares in reliance on SEC rules or orders.

     (7) underwrite the securities of other issuers (except to the extent that a Fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the disposition of restricted securities).

     (8) acquire any securities of companies within one industry, if as a result of such acquisition, more than 25% of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, when any such Fund adopts a temporary defensive position.

    The following are non-fundamental investment limitations with respect to the Category II Funds. As a matter of non-fundamental policy, no Category II Fund will:

     (1) purchase on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, provided that each Fund may make margin deposits in connection with transactions in options, futures contracts, and options on futures contracts.

     (2) sell short unless the Fund (i) owns the securities sold short, (ii) by virtue of its ownership of other securities, has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, or (iii) maintains in a segregated account on the books of the Fund's custodian an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short or such other amount as the SEC or its staff may permit by rule, regulation, order, or interpretation, except that the Emerging Markets Debt Fund may from time to time sell securities short without limitation but consistent with applicable legal requirements as stated in its Prospectus; provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     (3) purchase or retain securities of an issuer if those officers and directors of the Company or any of its investment advisers owning more than 1/2 of 1% of such securities together own more than 5% of such securities.

     (4) borrow money other than from banks or other Funds of the Company, provided that a Fund may borrow from banks or other Funds of the Company so long as such borrowing is not inconsistent with the 1940 Act or the rules, regulations, interpretations or orders of the SEC and its staff thereunder; or, except for the Emerging Markets Debt Fund, purchase additional securities when borrowings exceed 5% of total assets.

     (5) pledge, mortgage or hypothecate assets in an amount greater than 10% of its total assets in the case of the Emerging Markets Debt Fund, Equity Growth Fund and Global Value Equity Funds or 50% of its total assets in the case of the Mid Cap Growth Fund and Value Fund, provided that each Fund may segregate assets without limit in order to comply with the requirements of Section 18(f) of the 1940 Act and applicable rules, regulations or interpretations of the SEC and its staff.

     (6) invest more than an aggregate of 15% of the net assets of the Fund in illiquid securities provided that this limitation shall not apply to any investment in securities that are not registered under the 1933 Act but that can be sold to qualified institutional investors in accordance with Rule 144A under the 1933 Act and are determined to be liquid securities under guidelines or procedures adopted by the Company's Board of Directors.

     (7) invest for the purpose of exercising control over management of any company.

     (8) invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act.

     (9) in the case of the Emerging Markets Debt Fund, Equity Growth Fund and Global Value Equity Fund, make loans as described in fundamental investment limitations 3(ii) and 3(iii), above, in an amount exceeding 33 1/3% of its total assets.

    If a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Fund's assets will not be considered a violation of the restriction, and the sale of securities will not be required, except for the limitation on borrowings and illiquid securities which apply on an ongoing basis.

                             DIRECTORS AND OFFICERS

    The business and affairs of the Funds are managed under the direction of the Company's Board of Directors and each Fund's officers appointed by the Board of Directors. The tables below list the directors and officers of the Funds and their principal occupations for the last five years, other directorships held by the directors and officers and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers". The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this Statement of Additional Information. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the directors.

                             INDEPENDENT DIRECTORS:

                                                                                              NUMBER OF
                                                    TERM OF                                   FUNDS IN
                                                  OFFICE AND                                    FUND
                                   POSITION(S)     LENGTH OF                                   COMPLEX
    NAME, AGE AND ADDRESS OF        HELD WITH        TIME        PRINCIPAL OCCUPATION(S)      OVERSEEN     OTHER DIRECTORSHIPS
      INDEPENDENT DIRECTOR            FUNDS         SERVED         DURING PAST 5 YEARS       BY DIRECTOR    HELD BY DIRECTOR
--------------------------------  -------------  -------------  --------------------------  -------------  -------------------
J. Miles Branagan (70)..........  Director             +        Private investor. Trustee/       55
1632 Morning Mountain Road                                      Director of funds in the
Raleigh, NC 27614                                               Fund Complex. Co-founder,
                                                                and prior to August 1996,
                                                                Chairman, Chief Executive
                                                                Officer and President, MDT
                                                                Corporation (now known as
                                                                Getinge/Castle, Inc., a
                                                                subsidiary of Getinge
                                                                Industrier AB), a company
                                                                which develops,
                                                                manufactures, markets and
                                                                services medical and
                                                                scientific equipment.

Jerry D. Choate (64)............  Director             +        Trustee/Director of funds        55        Director of Amgen
53 Monarch Bay Drive                                            in the Fund Complex. Prior                 Inc., a
Dana Point, CA 92629                                            to January 1999, Chairman                  biotechnological
                                                                and Chief Executive                        company, and
                                                                Officer of the Allstate                    Director of Valero
                                                                Corporation ("Allstate")                   Energy Corporation,
                                                                and Allstate Insurance                     an independent
                                                                Company. Prior to January                  refining company.
                                                                1995, President and Chief
                                                                Executive Officer of
                                                                Allstate. Prior to August
                                                                1994, various management
                                                                positions at Allstate.

                                                                                              NUMBER OF
                                                    TERM OF                                   FUNDS IN
                                                  OFFICE AND                                    FUND
                                   POSITION(S)     LENGTH OF                                   COMPLEX
    NAME, AGE AND ADDRESS OF        HELD WITH        TIME        PRINCIPAL OCCUPATION(S)      OVERSEEN     OTHER DIRECTORSHIPS
      INDEPENDENT DIRECTOR            FUNDS         SERVED         DURING PAST 5 YEARS       BY DIRECTOR    HELD BY DIRECTOR
--------------------------------  -------------  -------------  --------------------------  -------------  -------------------
Linda Hutton Heagy (54).........  Director             +        Regional Managing Partner        55
Sears Tower                                                     of Heidrick & Struggles,
233 South Wacker Drive                                          an executive search firm.
Suite 7000                                                      Trustee/ Director of funds
Chicago, IL 60606                                               in the Fund Complex.
                                                                Trustee on the University
                                                                of Chicago Hospitals
                                                                Board, Vice Chair of the
                                                                Board of the YMCA of
                                                                Metropolitan Chicago and a
                                                                member of the Women's
                                                                Board of the University of
                                                                Chicago. Prior to 1997,
                                                                Partner, Ray &
                                                                Berndtson, Inc., an
                                                                executive recruiting firm.
                                                                Prior to 1996, Trustee of
                                                                The International House
                                                                Board, a fellowship and
                                                                housing organization for
                                                                international graduate
                                                                students. Formerly,
                                                                Executive Vice President
                                                                of ABN AMRO, N.A., a Dutch
                                                                bank holding company.
                                                                Prior to 1992, Executive
                                                                Vice President of LaSalle
                                                                National Bank.

R. Craig Kennedy (50)...........  Director             +        Director and President,          55
1744 R Street, N.W.                                             German Marshall Fund of
Washington, D.C. 20009                                          the United States, an
                                                                independent U.S.
                                                                foundation created to
                                                                deepen understanding,
                                                                promote collaboration and
                                                                stimulate exchanges of
                                                                practical experience
                                                                between Americans and
                                                                Europeans.
                                                                Trustee/Director of funds
                                                                in the Fund Complex.
                                                                Formerly, advisor to the
                                                                Dennis Trading Group Inc.,
                                                                a managed futures and
                                                                option company that
                                                                invests money for
                                                                individuals and
                                                                institutions. Prior to
                                                                1992, President and Chief
                                                                Executive Officer,
                                                                Director and member of the
                                                                Investment Committee of
                                                                the Joyce Foundation, a
                                                                private foundation.

                                                                                              NUMBER OF
                                                    TERM OF                                   FUNDS IN
                                                  OFFICE AND                                    FUND
                                   POSITION(S)     LENGTH OF                                   COMPLEX
    NAME, AGE AND ADDRESS OF        HELD WITH        TIME        PRINCIPAL OCCUPATION(S)      OVERSEEN     OTHER DIRECTORSHIPS
      INDEPENDENT DIRECTOR            FUNDS         SERVED         DURING PAST 5 YEARS       BY DIRECTOR    HELD BY DIRECTOR
--------------------------------  -------------  -------------  --------------------------  -------------  -------------------
Jack E. Nelson (66).............  Director             +        President, Nelson                55
423 Country Club Drive                                          Investment Planning
Winter Park, FL 32789                                           Services, Inc., a
                                                                financial planning company
                                                                and registered investment
                                                                adviser in the State of
                                                                Florida. President, Nelson
                                                                Ivest Brokerage Services
                                                                Inc., a member of the
                                                                National Association of
                                                                Securities Dealers, Inc.
                                                                and Securities Investors
                                                                Protection Corp.
                                                                Trustee/Director of funds
                                                                in the Fund Complex.

Suzanne H. Woolsey (60).........  Director             +        Chief Communications             55        Director of
2101 Constitution Ave., N.W.                                    Officer of the National                    Neurogen
Room 285                                                        Academy of                                 Corporation, a
Washington, D.C. 20418                                          Sciences/National Research                 pharmaceutical
                                                                Council, an independent,                   company, since
                                                                federally chartered policy                 January 1998.
                                                                institution, since 2001
                                                                and previously Chief
                                                                Operating Officer from
                                                                1993 to 2001.
                                                                Trustee/Director of funds
                                                                in the Fund Complex.
                                                                Director of the Institute
                                                                for Defense Analyses, a
                                                                federally funded research
                                                                and development center,
                                                                Director of the German
                                                                Marshall Fund of the
                                                                United States, Trustee of
                                                                Colorado College and Vice
                                                                Chair of the Board of the
                                                                Council for Excellence in
                                                                Government. Prior to 1993,
                                                                Executive Director of the
                                                                Commission on Behavioral
                                                                and Social Sciences and
                                                                Education at the National
                                                                Academy of
                                                                Sciences/National Research
                                                                Council. >From 1980 through
                                                                1989, Partner of
                                                                Coopers & Lybrand.

                             INTERESTED DIRECTORS:

                                                                                              NUMBER OF
                                                    TERM OF                                   FUNDS IN
                                                  OFFICE AND                                    FUND
                                   POSITION(S)     LENGTH OF                                   COMPLEX
    NAME, AGE AND ADDRESS OF        HELD WITH        TIME        PRINCIPAL OCCUPATION(S)      OVERSEEN     OTHER DIRECTORSHIPS
      INTERESTED DIRECTOR             FUNDS         SERVED         DURING PAST 5 YEARS       BY DIRECTOR    HELD BY DIRECTOR
--------------------------------  -------------  -------------  --------------------------  -------------  -------------------
Mitchell M. Merin* (49).........  Director             +        President and Chief              55
1221 Avenue of the Americas                                     Operating Officer of
New York, NY 10020                                              Morgan Stanley Investment
                                                                Management since December
                                                                1998. President and
                                                                Director since April 1997
                                                                and Chief Executive
                                                                Officer since June 1998 of
                                                                Morgan Stanley Investment
                                                                Advisors Inc. and Morgan
                                                                Stanley Services Company
                                                                Inc. Chairman, Chief
                                                                Executive Officer and
                                                                Director of Morgan Stanley
                                                                Distributors Inc. since
                                                                June 1998. Chairman and
                                                                Chief Executive Officer
                                                                since June 1998, and
                                                                Director since January
                                                                1998 of Morgan Stanley
                                                                Trust. Director of various
                                                                Morgan Stanley
                                                                subsidiaries. President of
                                                                the Morgan Stanley Funds
                                                                since May 1999.
                                                                Trustee/Director of funds
                                                                in the Fund Complex.
                                                                Previously Chief Strategic
                                                                Officer of Morgan Stanley
                                                                Investment Advisors Inc.
                                                                and Morgan Stanley
                                                                Services Company Inc. and
                                                                Executive Vice President
                                                                of Morgan Stanley
                                                                Distributors Inc. April
                                                                1997-June 1998, Vice
                                                                President of the Morgan
                                                                Stanley Funds May
                                                                1997-April 1999, and
                                                                Executive Vice President
                                                                of Dean Witter,
                                                                Discover & Co. prior to
                                                                May 1997.

                                                                                              NUMBER OF
                                                    TERM OF                                   FUNDS IN
                                                  OFFICE AND                                    FUND
                                   POSITION(S)     LENGTH OF                                   COMPLEX
    NAME, AGE AND ADDRESS OF        HELD WITH        TIME        PRINCIPAL OCCUPATION(S)      OVERSEEN     OTHER DIRECTORSHIPS
      INTERESTED DIRECTOR             FUNDS         SERVED         DURING PAST 5 YEARS       BY DIRECTOR    HELD BY DIRECTOR
--------------------------------  -------------  -------------  --------------------------  -------------  -------------------
Richard F. Powers, III* (56)....  Director and         +        Chairman, President, Chief       92
1 Parkview Plaza                  President                     Executive Officer,
P.O. Box 5555                                                   Director and Managing
Oakbrook Terrace, IL 60181                                      Director of Van Kampen
                                                                Investments. Chairman,
                                                                Director and Chief
                                                                Executive Officer of the
                                                                Advisers, the Distributor
                                                                and Van Kampen Advisors
                                                                Inc. since 1998. Managing
                                                                Director of the Advisers,
                                                                the Distributor and Van
                                                                Kampen Advisors Inc. since
                                                                July 2001. Director and
                                                                Officer of certain other
                                                                subsidiaries of Van Kampen
                                                                Investments. Chief Sales
                                                                and Marketing Officer of
                                                                Morgan Stanley Asset
                                                                Management Inc.
                                                                Trustee/Director and
                                                                President or Trustee,
                                                                President and Chairman of
                                                                the Board of funds in the
                                                                Fund Complex. Prior to May
                                                                1998, Executive Vice
                                                                President and Director of
                                                                Marketing at Morgan
                                                                Stanley and Director of
                                                                Dean Witter, Discover &
                                                                Co. and Dean Witter
                                                                Realty. Prior to 1996,
                                                                Director of Dean Witter
                                                                Reynolds Inc.

Wayne W. Whalen* (63)...........  Director             +        Partner in the law firm of       92
333 West Wacker Drive                                           Skadden, Arps, Slate,
Chicago, IL 60606                                               Meagher & Flom (Illinois),
                                                                legal counsel to funds in
                                                                the Fund Complex. Trustee/
                                                                Director/Managing General
                                                                Partner of funds in the
                                                                Fund Complex.

--------------
* Such director is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley or its affiliates.

+ See Table D below.

                                   OFFICERS:

                                  POSITION(S) HELD    TERM OF OFFICE AND
NAME, AGE AND ADDRESS OF OFFICER      WITH FUND      LENGTH OF TIME SERVED      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
--------------------------------  -----------------  ---------------------  ----------------------------------------------------
Stephen L. Boyd (61)...........   Vice President             ++             Managing Director and Chief Investment Officer of
2800 Post Oak Blvd.                                                         Van Kampen Investments, and Managing Director and
45th Floor                                                                  President of the Advisers and Van Kampen Advisors
Houston, TX 77056                                                           Inc. Executive Vice President and Chief Investment
                                                                            Officer of funds in the Fund Complex. Prior to
                                                                            December 2000, Executive Vice President and Chief
                                                                            Investment Officer of Van Kampen Investments, and
                                                                            President and Chief Operating Officer of the
                                                                            Advisers. Prior to April 2000, Executive Vice
                                                                            President and Chief Investment Officer for Equity
                                                                            Investments of the Advisers. Prior to October 1998,
                                                                            Vice President and Senior Portfolio Manager with AIM
                                                                            Capital Management, Inc. Prior to February 1998,
                                                                            Senior Vice President and Portfolio Manager of Van
                                                                            Kampen American Capital Asset Management, Inc., Van
                                                                            Kampen American Capital Investment Advisory Corp.
                                                                            and Van Kampen American Capital Management, Inc.

Joseph J. McAlinden (59).......   Chief Investment           ++             Managing Director and Chief Investment Officer of
1221 Avenue of the Americas       Officer                                   Morgan Stanley Investment Advisors Inc., Morgan
New York, NY 10020                                                          Stanley Investment Management Inc. and Morgan
                                                                            Stanley Investments LP, and Director of Morgan
                                                                            Stanley Trust for over 5 years.

                                  POSITION(S) HELD    TERM OF OFFICE AND
NAME, AGE AND ADDRESS OF OFFICER      WITH FUND      LENGTH OF TIME SERVED      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
--------------------------------  -----------------  ---------------------  ----------------------------------------------------
A. Thomas Smith III (45).......   Vice President             ++             Managing Director and Director of Van Kampen
1221 Avenue of the Americas       and Secretary                             Investments, Director of the Advisers, Van Kampen
New York, NY 10020                                                          Advisors Inc., the Distributor, Investor Services
                                                                            and certain other subsidiaries of Van Kampen
                                                                            Investments. Managing Director and General
                                                                            Counsel-Mutual Funds of Morgan Stanley Investment
                                                                            Advisors, Inc. Vice President or Principal Legal
                                                                            Officer and Secretary of funds in the Fund Complex.
                                                                            Prior to July 2001, Managing Director, General
                                                                            Counsel, Secretary and Director of Van Kampen
                                                                            Investments, the Advisers, the Distributor, Investor
                                                                            Services, and certain other subsidiaries of Van
                                                                            Kampen Investments. Prior to December 2000,
                                                                            Executive Vice President, General Counsel, Secretary
                                                                            and Director of Van Kampen Investments, the
                                                                            Advisers, Van Kampen Advisors Inc., the Distributor,
                                                                            Investor Services and certain other subsidiaries of
                                                                            Van Kampen Investments. Prior to January 1999, Vice
                                                                            President and Associate General Counsel to New York
                                                                            Life Insurance Company ("New York Life"), and prior
                                                                            to March 1997, Associate General Counsel of New York
                                                                            Life. Prior to December 1993, Assistant General
                                                                            Counsel of The Dreyfus Corporation. Prior to August
                                                                            1991, Senior Associate, Willkie Farr & Gallagher.
                                                                            Prior to January 1989, Staff Attorney at the
                                                                            Securities and Exchange Commission, Division of
                                                                            Investment Management, Office of Chief Counsel.

John R. Reynoldson (49)........   Vice President             ++             Executive Director of the Advisers and Van Kampen
1 Parkview Plaza                                                            Advisors Inc. Vice President of funds in the Fund
Oakbrook Terrace, IL 60181                                                  Complex. Prior to July 2001, Principal and Co-head
                                                                            of the Fixed Income Department of the Advisers and
                                                                            Van Kampen Advisors Inc. Prior to December 2000,
                                                                            Senior Vice President of the Advisers and Van Kampen
                                                                            Advisors Inc. Prior to May 2000, he managed the
                                                                            investment grade taxable group for the Advisers
                                                                            since July 1999. From July 1988 to June 1999, he
                                                                            managed the government securities bond group for
                                                                            Asset Management. Mr. Reynoldson has been with Asset
                                                                            Management since April 1987.

                                  POSITION(S) HELD    TERM OF OFFICE AND
NAME, AGE AND ADDRESS OF OFFICER      WITH FUND      LENGTH OF TIME SERVED      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
--------------------------------  -----------------  ---------------------  ----------------------------------------------------
John L. Sullivan (47)..........   Vice President,            ++             Executive Director of Van Kampen Investments, the
1 Parkview Plaza                  Chief Financial                           Advisers and Van Kampen Advisors Inc. Vice
Oakbrook Terrace, IL 60181        Officer and                               President, Chief Financial Officer and Treasurer of
                                  Treasurer                                 funds in the Fund Complex. Head of Fund Accounting
                                                                            for Morgan Stanley Investment Management.

John H. Zimmermann, III (44)...   Vice President             ++             Managing Director and Director of Van Kampen
Harborside Financial Center                                                 Investments, and Managing Director, President and
Plaza 2 - 7th Floor                                                         Director of the Distributor. Vice President of funds
Jersey City, NJ 07311                                                       in the Fund Complex. Prior to December 2000,
                                                                            President of Van Kampen Insurance Agency of Illinois
                                                                            Inc., and Senior Vice President and Director of Van
                                                                            Kampen Investments. From November 1992 to December
                                                                            1997, Mr. Zimmermann was Senior Vice President of
                                                                            the Distributor.

--------------
++ See Table E below.

    As of the date of this Statement of Additional Information, each trustee/director holds the same position with each of the 55 operating open-end funds in the Fund Complex (the "Open-End Fund Complex"). Each trustee/director who is not an affiliated person of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Open-End Fund Complex. Each fund in the Open-End Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the same economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Open-End Fund Complex provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

    The compensation of each Non-Affiliated Trustee for the Open-End Fund Complex includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Open-End Fund Complex on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Open-End Fund Complex in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee/director, provided that no compensation will be paid in connection with certain telephonic special meetings.

    Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by each respective Fund and earn a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Open-End Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Open-End Fund Complex. To the extent permitted by the 1940 Act, the Funds may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each individual Fund.

    Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from a Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from the Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Fund. The retirement plan contains an Open-End Fund Complex retirement benefit cap of $60,000 per year.

    Additional information regarding compensation and benefits for trustees/directors is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE

                                                                   OPEN-END FUND COMPLEX
                                                 ---------------------------------------------------------
                                                                           AGGREGATE
                                                                           ESTIMATED
                                                                        MAXIMUM ANNUAL          TOTAL
                                  AGGREGATE       AGGREGATE PENSION    BENEFITS FROM THE    COMPENSATION
                                 COMPENSATION       OR RETIREMENT        OPEN-END FUND     BEFORE DEFERRAL
                                     FROM        BENEFITS ACCRUED AS     COMPLEX UPON       FROM OPEN-END
           NAME(1)              THE COMPANY(2)   PART OF EXPENSES(3)     RETIREMENT(4)     FUND COMPLEX(5)
           -------              --------------   -------------------   -----------------   ---------------
J. Miles Branagan.............      $16,944            $55,340              $60,000            $124,400
Jerry D. Choate...............       14,114             19,952               60,000             112,000
Linda Hutton Heagy............       14,114              5,454               60,000             112,000
R. Craig Kennedy..............       16,946              3,654               60,000             124,400
Jack E. Nelson................       16,944             27,520               60,000             124,400
Wayne W. Whalen...............       16,944             18,424               60,000             124,400(5)
Suzanne H. Woolsey............       16,944             12,355               60,000             124,400

--------------

(1) Directors not eligible for compensation are not included in the Compensation Table. Phillip B. Rooney resigned as a member of the Board of Directors of the Company and other funds in the Open-End Fund Complex on March 27, 2002.

(2) The amounts shown in this column represent the aggregate compensation before deferral from all operating series of the Company with respect to the Company's fiscal period ended June 30, 2002. The details of aggregate compensation before deferral for each Fund during the fiscal year ended June 30, 2002 are shown in Table A below. The details of compensation deferred for each series during the fiscal year ended June 30, 2002 are shown in Table B below. Amounts deferred are retained by each Fund and earn a rate of return determined by reference to either the return on the common shares of the respective Fund or other funds in the Open-End Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Open-End Fund Complex. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The details of cumulative deferred compensation (including interest) for each series of the Company as of June 30, 2002 are shown in Table C below. The deferred compensation plan is described above the Compensation Table.

(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating investment companies in the Open-End Fund Complex for each of the directors for the Funds' respective fiscal years ended in 2001. The retirement plan is described above the Compensation Table.

(4) For each director, this is the sum of the estimated maximum annual benefits payable by the funds in the Open-End Fund Complex for each year of the 10-year period commencing in the year of such director's anticipated retirement. The Retirement Plan is described above the Compensation Table. Each director has served as a member of the Board of Directors since the year set forth in Table D below.

(5) The amounts shown in this column represent the aggregate compensation paid by all funds in the Open-End Fund Complex as of December 31, 2001 before deferral by the directors under the deferred compensation plan. Because the funds in the Open-End Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain directors deferred all or a portion of their aggregate compensation from the Open-End Fund Complex during the calendar year ended December 31, 2001. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Open-End Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Open-End Fund Complex. To the extent permitted by the 1940 Act, the Funds may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Open-End Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen earned Total Compensation of $276,650 during the calendar year ended December 31, 2001.

    As of the date of this Statement of Additional Information, the following Funds had not yet commenced investment operations and therefore are not reported in tables A-E below: Van Kampen Emerging Markets Debt Fund, Van Kampen Growth and Income Fund II and Van Kampen Japanese Equity Fund.

                                    TABLE A
     FISCAL YEAR 2002 AGGREGATE COMPENSATION FROM THE COMPANY AND EACH FUND

                                         FISCAL
            FUND NAME                   YEAR-END  BRANAGAN  CHOATE    HEAGY   KENNEDY  NELSON   WHALEN   WOOLSEY
            ---------                   --------  --------  -------  -------  -------  -------  -------  -------
American Value Fund...................    6/30    $ 1,624   $ 1,424  $ 1,424  $1,624   $ 1,624  $1,624   $ 1,624
Asian Equity Fund.....................    6/30      1,078       878      878   1,078     1,078   1,078     1,078
Emerging Markets Fund.................    6/30      1,135       935      935   1,135     1,135   1,135     1,135
Equity Growth Fund....................    6/30      1,094       894      894   1,094     1,094   1,094     1,094
European Value Equity Fund............    6/30      1,013       813      813   1,013     1,013   1,013     1,013
Focus Equity Fund.....................    6/30      1,411     1,211    1,211   1,411     1,411   1,411     1,411
Global Equity Allocation Fund.........    6/30      1,511     1,311    1,311   1,511     1,511   1,511     1,511
Global Franchise Fund.................    6/30      1,053       853      853   1,053     1,053   1,053     1,053
Global Value Equity Fund..............    6/30      1,477     1,277    1,277   1,477     1,477   1,477     1,477
International Magnum Fund.............    6/30      1,106       906      906   1,106     1,106   1,106     1,106
Latin American Fund...................    6/30      1,042       842      842   1,042     1,042   1,042     1,042
Mid Cap Growth Fund...................    6/30      1,100       900      900   1,100     1,100   1,100     1,100
Value Fund............................    6/30      1,191       991      991   1,191     1,191   1,191     1,191
Worldwide High Income Fund............    6/30      1,109       909      909   1,109     1,109   1,109     1,109
                                                  -------   -------  -------  -------  -------  -------  -------
  Company Total.......................            $16,944   $14,144  $14,144  $16,944  $16,944  $16,944  $16,944
                                                  -------   -------  -------  -------  -------  -------  -------

                                    TABLE B
      2002 AGGREGATE COMPENSATION DEFERRED FROM THE COMPANY AND EACH FUND

                                         FISCAL
            FUND NAME                   YEAR-END  BRANAGAN  CHOATE    HEAGY   KENNEDY  NELSON   WHALEN
            ---------                   --------  --------  -------  -------  -------  -------  -------
American Value Fund...................    6/30    $ 1,624   $ 1,424  $ 1,424  $  705   $ 1,624  $ 1,624
Asian Equity Fund.....................    6/30      1,078       878      878     480     1,078    1,078
Emerging Markets Fund.................    6/30      1,135       935      935     501     1,135    1,135
Equity Growth Fund....................    6/30      1,094       894      894     485     1,094    1,094
European Value Equity Fund............    6/30      1,013       813      813     455     1,013    1,013
Focus Equity Fund.....................    6/30      1,411     1,211    1,211     608     1,411    1,411
Global Equity Allocation Fund.........    6/30      1,511     1,311    1,311     658     1,511    1,511
Global Franchise Fund.................    6/30      1,053       853      853     462     1,053    1,053
Global Value Equity Fund..............    6/30      1,477     1,277    1,277     644     1,477    1,477
International Magnum Fund.............    6/30      1,106       906      906     496     1,106    1,106
Latin American Fund...................    6/30      1,042       842      842     467     1,042    1,042
Mid Cap Growth Fund...................    6/30      1,100       900      900     489     1,100    1,100
Value Fund............................    6/30      1,191       991      991     521     1,191    1,191
Worldwide High Income Fund............    6/30      1,109       909      909     494     1,109    1,109
                                                  -------   -------  -------  ------   -------  -------
  Company Total.......................            $16,944   $14,144  $14,144  $7,465   $16,944  $16,944
                                                  -------   -------  -------  ------   -------  -------

                                    TABLE C
CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST) FROM THE COMPANY AND EACH FUND

                                      FISCAL
            FUND NAME                YEAR-END   BRANAGAN    CHOATE     HEAGY     KENNEDY     NELSON     WHALEN
            ---------                --------   --------   --------   --------   --------   --------   --------
American Value Fund................    6/30     $ 8,852    $ 3,925    $ 4,533    $ 3,645    $ 6,972    $ 6,018
Asian Equity Fund..................    6/30       5,847      2,468      2,906      2,423      4,646      3,976
Emerging Markets Fund..............    6/30       5,963      2,525      2,989      2,475      4,757      4,070
Equity Growth Fund.................    6/30       4,739      2,396      2,573      2,006      3,646      3,303
European Value Equity Fund.........    6/30       4,258      2,237      2,325      1,814      3,249      2,976
Focus Equity Fund..................    6/30       6,859      3,112      3,559      2,858      5,436      4,728
Global Equity Allocation Fund......    6/30      11,105      3,423      5,664      5,312     11,319      8,518
Global Franchise Fund..............    6/30       4,281      2,265      2,353      1,814      3,275      3,003
Global Value Equity Fund...........    6/30       8,684      3,455      4,321      3,541      6,958      5,858
International Magnum Fund..........    6/30       5,803      2,457      2,904      2,415      4,620      3,962
Latin American Fund................    6/30       5,557      2,325      2,760      2,311      4,433      3,788
Mid Cap Growth Fund................    6/30       2,672      1,931      1,756      1,265      2,031      2,059
Value Fund.........................    6/30       6,407      2,619      3,192      2,636      5,133      4,360
Worldwide High Income Fund.........    6/30       6,261      2,532      3,091      2,585      5,005      4,243
                                                -------    -------    -------    -------    -------    -------
  Company Total....................             $87,288    $37,670    $44,926    $37,100    $71,480    $60,862
                                                -------    -------    -------    -------    -------    -------

                                                 FORMER DIRECTORS
                                     -----------------------------------------
            FUND NAME                MILLER    ROBINSON    ROONEY     SISTO
            ---------                --------   --------   --------   --------
American Value Fund................    $  0      $    0    $ 4,623    $ 3,662
Asian Equity Fund..................       0           0      3,035      2,421
Emerging Markets Fund..............       0           0      3,093      2,443
Equity Growth Fund.................       0           0      2,347      1,790
European Value Equity Fund.........       0           0      2,081      1,578
Focus Equity Fund..................       0           0      3,530      2,719
Global Equity Allocation Fund......     842       1,621      5,261     12,519
Global Franchise Fund..............       0           0      2,079      1,571
Global Value Equity Fund...........       0           0      4,617      3,719
International Magnum Fund..........       0           0      3,014      2,377
Latin American Fund................       0           0      2,885      2,286
Mid Cap Growth Fund................       0           0      1,243        557
Value Fund.........................       0           0      3,354      2,668
Worldwide High Income Fund.........       0           0      3,285      2,633
                                       ----      ------    -------    -------
  Company Total....................    $842      $1,621    $44,447    $42,943
                                       ----      ------    -------    -------

                                    TABLE D
             YEAR OF DIRECTOR ELECTION TO EACH FUND OF THE COMPANY

            FUND NAME                       BRANAGAN  CHOATE  HEAGY   KENNEDY  MERIN   NELSON  POWERS  WHALEN  WOOLSEY
            ---------                       --------  ------  ------  -------  ------  ------  ------  ------  -------
American Value Fund.......................     1997     1999    1997    1997    1999    1997    1999    1997     1999
Asian Equity Fund.........................     1997     1999    1997    1997    1999    1997    1999    1997     1999
Emerging Markets Fund.....................     1997     1999    1997    1997    1999    1997    1999    1997     1999
Equity Growth Fund........................     1997     1999    1997    1997    1999    1997    1999    1997     1999
European Value Equity Fund................     1997     1999    1997    1997    1999    1997    1999    1997     1999
Focus Equity Fund.........................     1997     1999    1997    1997    1999    1997    1999    1997     1999
Global Equity Allocation Fund.............     1997     1999    1997    1997    1999    1997    1999    1997     1999
Global Franchise Fund.....................     1998     1999    1998    1998    1999    1998    1999    1998     1999
Global Value Equity Fund..................     1997     1999    1997    1997    1999    1997    1999    1997     1999
International Magnum Fund.................     1997     1999    1997    1997    1999    1997    1999    1997     1999
Latin American Fund.......................     1997     1999    1997    1997    1999    1997    1999    1997     1999
Mid Cap Growth Fund.......................     1999     1999    1999    1999    1999    1999    1999    1999     1999
Value Fund................................     1997     1999    1997    1997    1999    1997    1999    1997     1999
Worldwide High Income Fund................     1997     1999    1997    1997    1999    1997    1999    1997     1999

                                    TABLE E
            YEAR OF OFFICER APPOINTMENT TO EACH FUND OF THE COMPANY

            FUND NAME                        BOYD    MCALINDEN  SMITH   REYNOLDSON  SULLIVAN  ZIMMERMANN
            ---------                       -------  ---------  ------  ----------  --------  ----------
American Value Fund.......................    1998      2002      1999     2000       1997       2000
Asian Equity Fund.........................    1998      2002      1999     2000       1997       2000
Emerging Markets Fund.....................    1998      2002      1999     2000       1997       2000
Equity Growth Fund........................    1998      2002      1999     2000       1997       2000
European Value Equity Fund................    1998      2002      1999     2000       1997       2000
Focus Equity Fund.........................    1998      2002      1999     2000       1997       2000
Global Equity Allocation Fund.............    1998      2002      1999     2000       1997       2000
Global Franchise Fund.....................    1998      2002      1999     2000       1998       2000
Global Value Equity Fund..................    1998      2002      1999     2000       1997       2000
International Magnum Fund.................    1998      2002      1999     2000       1997       2000
Latin American Fund.......................    1998      2002      1999     2000       1997       2000
Mid Cap Growth Fund.......................    1999      2002      1999     2000       1999       2000
Value Fund................................    1998      2002      1999     2000       1997       2000
Worldwide High Income Fund................    1998      2002      1999     2000       1997       2000

    During the Fund's last fiscal year, the Board of Directors had three standing committees (an audit committee, a brokerage and services committee and a retirement plan committee) and one ad hoc committee (a nominating committee). Each committee is comprised of directors who are not "interested persons" of the Fund (as defined by the 1940 Act) (referred to herein as "Independent Directors" or "non-interested directors").

    The Board's audit committee consists of J. Miles Branagan, Jerry D. Choate and R. Craig Kennedy. The audit committee makes recommendations to the Board of Directors concerning the selection of the Fund's independent public accountants, reviews with such accountants the scope and results of the Fund's annual audit and considers any comments which the accountants may have regarding the Fund's financial statements, books of account or internal controls.

    The Board's brokerage and services committee consists of Linda Hutton Heagy, Jack E. Nelson and Suzanne H. Woolsey. The brokerage and services committee reviews the Fund's allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements with Investor Services. The Board's retirement plan committee consists of Linda Hutton Heagy, R. Craig Kennedy and Jack E. Nelson. The retirement plan committee is responsible for reviewing the terms of the Funds' retirement plan and reviews any administrative matters which arise with respect thereto. During the Funds' fiscal year ended June 30, 2002, the audit committee of the Board held two meetings and the brokerage and services committee of the Board held six meetings. The retirement plan committee of the Board does not meet on a regular basis, but does meet on an ad hoc basis as necessary to administer the retirement plan.

    The non-interested directors of the Funds select and nominate any other non-interested directors of the Funds. The Board has an ad hoc nominating committee currently consisting of J. Miles Branagan, Linda Hutton Heagy and
R. Craig Kennedy. While the non-interested directors of the Funds expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Directors as they deem appropriate, they will review nominations from shareholders to fill any vacancies. Nominations from shareholders should be in writing and addressed to the non-interested directors at the Funds' office.

    In addition to deferred compensation balances as described in the Compensation Table, as of December 31, 2001, the most recently completed calendar year prior to the date of this Statement of Additional Information, each director of the Fund beneficially owned equity securities of the Funds and of all of the funds in the Open-End Fund Complex overseen by the trustee in the dollar range amounts specified below.

                2001 DIRECTOR BENEFICIAL OWNERSHIP OF SECURITIES

                             INDEPENDENT DIRECTORS:

DOLLAR RANGE OF EQUITY SECURITY IN THE FUNDS   BRANAGAN      CHOATE        HEAGY         KENNEDY        NELSON       WOOLSEY
--------------------------------------------  -----------  -----------  -----------  ---------------  -----------  -----------
American Value Fund......................     $1-$10,000      none         none      $    1-$10,000      none         none
Asian Equity Fund........................     $1-$10,000      none         none      $    1-$10,000      none         none
Emerging Markets Fund....................     $1-$10,000      none         none      $    1-$10,000      none         none
Equity Growth Fund.......................     $1-$10,000      none         none      $    1-$10,000      none         none
European Value Equity Fund...............     $1-$10,000      none         none      $    1-$10,000      none         none
Focus Equity Fund........................     $1-$10,000      none         none      $    1-$10,000      none         none
Global Equity Allocation Fund............        none         none      $1-$10,000   $    1-$10,000      none         none
                                                                                     $       10,001-
Global Franchise Fund....................     $1-$10,000      none         none      $       50,000      none         none
Global Value Equity Fund.................        none         none         none      $    1-$10,000      none         none
International Magnum Fund................        none         none         none      $    1-$10,000      none         none
                                                                                     $       10,001-
Latin American Fund......................     $1-$10,000      none         none      $       50,000      none         none
Mid Cap Growth Fund......................        none         none         none           none           none         none
                                                                                     $       10,001-
Value Fund...............................     $1-$10,000      none         none      $       50,000      none         none
Worldwide High Income Fund...............     $1-$10,000      none         none      $    1-$10,000      none         none
                                              ----------   --------     --------     --------------   ----------   --------
  Aggregate dollar range of equity               over       $10,001-     $10,001-         over                      $10,001-
   securities in all registered investment     $100,000      50,000       50,000        $100,000         none       $50,000
   companies overseen by director in the
   Open-End Fund complex.................
                                              ----------   --------     --------     --------------   ----------   --------

                             INTERESTED DIRECTORS:

DOLLAR RANGE OF EQUITY SECURITY IN THE FUNDS     MERIN       POWERS       WHALEN
--------------------------------------------  -----------  -----------  -----------
American Value Fund......................        none         none      $1-$10,000
Asian Equity Fund........................        none         none      $1-$10,000
Emerging Markets Fund....................        none         none      $1-$10,000
Equity Growth Fund.......................        none         none         none
European Value Equity Fund...............        none         none         none
                                                                        $   10,001-
Focus Equity Fund........................        none         none      $   50,000
Global Equity Allocation Fund............        none         none      $1-$10,000
Global Franchise Fund....................     over100,000
                                              $               none      $1-$10,000
                                                                        $   10,001-
Global Value Equity Fund.................        none         none      $   50,000
International Magnum Fund................        none         none         none
Latin American Fund......................        none         none      $1-$10,000
Mid Cap Growth Fund......................        none         none         none
                                                                        $   10,001-
Value Fund...............................        none         none      $   50,000
Worldwide High Income Fund...............        none         none         none
                                              ----------   ----------   ----------
  Aggregate dollar range of equity               over         over         over
   securities in all registered investment     $100,000     $100,000     $100,000
   companies overseen by director in the
   Open-End Fund complex.................
                                              ----------   ----------   ----------

    As of October 1, 2002, the directors and officers of the Funds owned as a group less than 1% of the shares of each of the Funds.

    The Fund, the Adviser, each Sub-Adviser, and the Distributor have adopted a Code of Ethics (the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                         INVESTMENT ADVISORY AGREEMENTS

    Each Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, each Fund retains the Adviser to manage the investment of its assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objective(s). The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Board of Directors and permits its officers and employees to serve without compensation as directors of the Company or officers of the Fund if elected to such positions. The Funds, however, bear the costs of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of providing reports and proxies to shareholders, compensation of directors of the Company (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to a Fund for any error of judgment or of law, or for any loss suffered by the Funds in connection with matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.

    The Advisory Agreement also provides that, in the event the expenses of a Fund for any fiscal year exceed the most restrictive expense limitation applicable in any jurisdiction where such Fund's shares are qualified for offer and sale (excluding any expenses permitted to be excluded from the computation under applicable law or regulation), the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the fiscal year.

    During the fiscal years ended June 30, 2002, 2001 and 2000, the Adviser received the approximate advisory fees (net of fee waivers) from the Funds as set forth in the table below.

                                                 FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
                  FUND NAME                        JUNE 30, 2002       JUNE 30, 2001       JUNE 30, 2000
                  ---------                      -----------------   -----------------   -----------------
American Value Fund............................      $4,810,600          $6,834,800          $8,354,600
Asian Equity Fund..............................         460,900             949,300           1,545,700
Emerging Markets Debt Fund(1)..................              --                  --                  --
Emerging Markets Fund..........................       1,269,800           1,860,400           1,934,800
Equity Growth Fund.............................         620,700             754,000             445,500
European Value Equity Fund.....................              --              27,700                  --
Focus Equity Fund..............................       3,157,700           4,458,200           3,274,800
Global Equity Allocation Fund..................       4,578,200           5,958,900           6,087,800
Global Franchise Fund..........................         809,800                  --                  --
Global Value Equity Fund.......................       4,319,500           5,211,200           6,391,600
Growth and Income Fund II(1)...................              --                  --                  --
International Magnum Fund......................         645,100             993,200             908,300
Japanese Equity Fund(1)........................              --                  --                  --
Latin American Fund............................         295,500             704,700             633,400
Mid Cap Growth Fund(2).........................         677,100             870,200             291,600
Value Fund.....................................       1,425,100           1,237,100           1,335,300
Worldwide High Income Fund.....................         760,500           1,082,300           1,396,400

------------------
(1) Not operational as of June 30, 2002.

(2) Fund inception October 25, 1999.

    During the fiscal years ended June 30, 2002, 2001 and 2000, the Adviser waived approximate advisory fees from the Funds as set forth in the table below.

                                                 FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
                  FUND NAME                        JUNE 30, 2002       JUNE 30, 2001       JUNE 30, 2000
                  ---------                      -----------------   -----------------   -----------------
American Value Fund............................       $     --            $     --            $     --
Asian Equity Fund..............................        251,700             143,900             172,700
Emerging Markets Debt Fund(1)..................             --                  --                  --
Emerging Markets Fund..........................        323,400             113,900              79,500
Equity Growth Fund.............................         81,700              82,100             136,000
European Value Equity Fund.....................        113,800             121,500             106,200
Focus Equity Fund..............................        198,500             116,800             233,200
Global Equity Allocation Fund..................             --                  --                  --
Global Franchise Fund..........................          1,700             133,000              36,800
Global Value Equity Fund.......................             --                  --                  --
Growth and Income Fund II(1)...................             --                  --                  --
International Magnum Fund......................         86,200                  --              22,500
Japanese Equity Fund(1)........................             --                                      --
Latin American Fund............................        164,200              15,800             125,800
Mid Cap Growth Fund(2).........................             --                  --                  --
Value Fund.....................................          8,100              20,700             127,600
Worldwide High Income Fund.....................             --                  --                  --

------------------
(1) Not operational as of June 30, 2002.

(2) Fund inception October 25, 1999.

    MSIM is the investment sub-adviser of all of the Funds except the Mid Cap Growth Fund and Value Fund. MAS is the investment sub-adviser of the Mid Cap Growth Fund and Value Fund. The sub-advisers provide investment advice and portfolio management services pursuant to investment sub-advisory agreements and, subject to the supervision of the Adviser and the Company's Board of Directors, make the Funds' investment decisions, arrange for the execution of portfolio transactions and generally manage the Funds' investments.

    The sub-advisers are entitled to receive sub-advisory fees computed daily and paid monthly. Except for the Mid Cap Growth Fund, if the average daily net assets of a Fund during the monthly period are less than or equal to $500 million, the Adviser shall pay MSIM or MSI, as appropriate, one-half of the total investment advisory fee payable to the Adviser by the Fund (after application of any fee waivers in effect) for such monthly period; and if a Fund's average daily net assets for the monthly period are greater than $500 million, the Adviser shall pay MSIM or MSI, as appropriate, a fee for such monthly period equal to the greater of (a) one-half of what the total investment advisory fee payable to the Adviser by the Fund (after application of any fee waivers in effect) for such monthly period would have been had the Fund's average daily net assets during such period been equal to $500 million, or
(b) forty-five percent of the total investment adisory fee payable to the Adviser by the Fund (after application of any fee waivers in effect) for such monthly period. For the Mid Cap Growth Fund, the Adviser shall pay MSI at an annual rate of .40% of the average daily net assets of such Fund.

    Each Advisory Agreement and each sub-advisory agreement may be continued

from year to year if specifically approved at least annually (a)(i) by a Fund's Board of Directors or (ii) by a vote of a majority of such Fund's outstanding voting securities and (b) by a vote of a majority of the Directors who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. Each Advisory Agreement and each sub-advisory agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.

    In approving each Advisory Agreement and each subadvisory agreement, the Board of Directors, including the non-interested Directors, considered the nature, quality and scope of the services provided by the Adviser and subadviser, the performance, fees and expenses of each Fund compared to other similar investment companies, the Adviser's and subadviser's expenses in providing the services and the profitability of the Adviser, the subadviser and their affiliated companies. The Board of Directors also reviewed the benefit to the Adviser and subadviser of receiving third party research paid for by Fund assets and the propriety of such an arrangement and evaluated other benefits the Adviser and subadviser derive from their relationship with the Funds. The Board of Directors considered the extent to which any economies of scale experienced by the Adviser or subadviser are shared with the respective Fund's shareholders, and the propriety of existing and alternative breakpoints in the respective Fund's advisory fee schedule. The Board of Directors considered comparative advisory fees of the Funds and other investment companies at different asset levels, and considered the trends in the industry versus historical and projected sales and redemptions of the Funds. The Board of Directors reviewed reports from third parties about the foregoing factors and considered changes, if any, in such items since its previous approval. The Board of Directors discussed the financial strength of the Adviser, the subadviser and their affiliated companies and the capability of the personnel of the Adviser and subadviser. The Board of Directors reviewed the statutory and regulatory requirements for approval of advisory agreements. The Board of

Directors, including the non-interested Directors, evaluated all of the foregoing and determined, in the exercise of its business judgment, that approval of each Advisory Agreement and each subadvisory agreement was in the best interests of each Fund and its shareholders.

                                OTHER AGREEMENTS

    ADMINISTRATION AGREEMENT. Pursuant to an administration agreement between the Adviser and the Company, the Adviser provides administrative services to the Funds. The services provided under the Administration Agreement are subject to the supervision of the officers of the Fund and Board of Directors of the Company and include day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Company's arrangements with its custodian and assistance in the preparation of the Company's registration statements under federal and state laws. The Administration Agreement also provides that the Administrator through its agents will provide the Company dividend disbursing and transfer agent services. The Administration Agreement also provides that the Administrator shall not be liable to the Company for any actions or omissions if it or its agents or any of their employees acted without gross negligence or willful misfeasance.

    During the fiscal years ended June 30, 2002, 2001 and 2000, the Adviser received the approximate administative fees from the Funds as set forth in the table below.

                                                 FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
                    FUND NAME                      JUNE 30, 2002       JUNE 30, 2001       JUNE 30, 2000
                    ---------                    -----------------   -----------------   -----------------
American Value Fund............................      $1,451,300          $2,033,300          $2,464,200
Asian Equity Fund..............................         181,200             279,300             441,200
Emerging Markets Debt Fund(1)..................              --                  --                  --
Emerging Markets Fund..........................         323,300             401,800             417,000
Equity Growth Fund.............................         223,900             265,700             188,200
European Value Equity Fund.....................          28,900              41,900              30,100
Focus Equity Fund..............................         957,600           1,286,400             979,100
Global Equity Allocation Fund..................       1,162,700           1,527,100           1,613,100
Global Franchise Fund..........................         203,600              35,600              13,700
Global Value Equity Fund.......................       1,103,100           1,320,200           1,609,500
Growth and Income Fund II(1)...................              --                  --                  --
International Magnum Fund......................         230,400             320,900             316,200
Japanese Equity Fund(1)........................              --                  --                  --
Latin American Fund............................          93,400             147,300             160,400
Mid Cap Growth Fund(2).........................         227,900             293,800              98,700
Value Fund.....................................         456,900             397,900             463,800
Worldwide High Income Fund.....................         258,300             365,900             473,300

------------------
(1) Not operational as of June 30, 2002.

(2) Fund inception October 25, 1999.

    Under a sub-administration agreement between the Administrator and JPMorgan Chase Bank ("Chase"), Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of Chase, provides certain administrative services to the Company. The Administrator supervises and monitors such administrative services provided by CGFSC. The services provided under the sub-administration agreement are subject to the supervision of the Board of Directors of the Company. The Board of Directors of the Company has approved the provision of services described above pursuant to the sub-administration agreement as being in the best interests of the Company. CGFSC's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913.

    LEGAL SERVICES AGREEMENT. The Funds and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of each fund's minute books and records, preparation and oversight of each fund's regulatory reports and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the Funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for such legal services provided to funds, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

    During the fiscal years ended June 30, 2002, 2001 and 2000, Van Kampen Investments received the following fees from the Funds pursuant to the legal services agreement:

                                                 FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
                    FUND NAME                      JUNE 30, 2002       JUNE 30, 2001       JUNE 30, 2000
                    ---------                    -----------------   -----------------   -----------------
American Value Fund............................       $33,100             $52,400             $12,900
Asian Equity Fund..............................        14,700              20,700               7,100
Emerging Markets Debt Fund(1)..................            --                  --                  --
Emerging Markets Fund..........................        16,300              24,700               7,000
Equity Growth Fund.............................        14,400              20,200               6,400
European Value Equity Fund.....................        12,600              15,500               6,100
Focus Equity Fund..............................        28,100              35,300               9,800
Global Equity Allocation Fund..................        33,600              40,500              11,200
Global Franchise Fund..........................        25,500              17,900               6,000
Global Value Equity Fund.......................        32,900              38,700              12,800
Growth and Income Fund II(1)...................            --                  --                  --
International Magnum Fund......................        15,900              21,400               7,100
Japanese Equity Fund(1)........................            --                  --                  --
Latin American Fund............................        14,200              18,700               6,500
Mid Cap Growth Fund(2).........................        14,900              16,600               1,500
Value Fund.....................................        19,800              22,200               8,300
Worldwide High Income Fund.....................        16,100              21,900               8,000

------------------
(1) Not operational as of June 30, 2002.

(2) Fund inception October 25, 1999.

                            DISTRIBUTION AND SERVICE

    The Distributor acts as the principal underwriter of the Funds' shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Funds through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of a Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by a Fund's Board of Directors or (ii) by a vote of a majority of such Fund's outstanding voting securities and (b) by a vote of a majority of Directors who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Funds for the last three fiscal years are shown in the chart below.

                                                      FISCAL YEAR ENDED          FISCAL YEAR ENDED          FISCAL YEAR ENDED
                                                        JUNE 30, 2002              JUNE 30, 2001              JUNE 30, 2000
                                                  -------------------------  -------------------------  -------------------------
                                                     TOTAL        AMOUNTS       TOTAL        AMOUNTS       TOTAL        AMOUNTS
                                                  UNDERWRITING  RETAINED BY  UNDERWRITING  RETAINED BY  UNDERWRITING  RETAINED BY
                   FUND NAME                      COMMISSIONS   DISTRIBUTOR  COMMISSIONS   DISTRIBUTOR  COMMISSIONS   DISTRIBUTOR
                   ---------                      ------------  -----------  ------------  -----------  ------------  -----------
American Value Fund.............................   $  138,409    $ 14,704     $  221,543    $  9,925     $1,273,752    $ 77,774
Asian Equity Fund...............................       74,597       3,543        311,535       2,934        481,855      29,614
Emerging Markets Debt Fund(1)...................           --          --             --          --             --          --
Emerging Markets Fund...........................      135,535      14,887        356,398      33,733        572,475      70,318
Equity Growth Fund..............................      280,746      42,748        443,441      62,287        534,435      79,372
European Value Equity Fund......................       36,502       5,331         35,058       4,987         48,000         425
Focus Equity Fund...............................      613,403      90,488      1,420,890     207,349      2,029,694     283,354
Global Equity Allocation Fund...................      581,585      75,160      1,315,763     161,017      1,364,548     179,448
Global Franchise Fund...........................    2,191,796     322,412        168,421      27,571         13,706       2,303
Global Value Equity Fund........................      133,607      13,682        244,542      30,645        244,412      26,016
Growth and Income Fund II(1)....................           --          --             --          --             --          --
International Magnum Fund.......................      214,245      13,179        437,666       9,923        418,728      59,571
Japanese Equity Fund(1).........................           --          --             --          --             --          --
Latin American Fund.............................       13,370       1,845         44,954       4,219        124,696      19,996
Mid Cap Growth Fund(2)..........................      254,534      37,103        705,625      81,498        826,018     105,104
Value Fund......................................      290,608      41,116        289,483      40,926        213,082      27,810
Worldwide High Income Fund......................       32,978       4,088        107,568      10,751         91,388      10,443

------------------
(1) Not operational as of June 30, 2002.

(2) Fund inception October 25, 1999.

    With respect to sales of Class A Shares of the Funds, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLES

    With respect to Emerging Markets Debt Fund and Worldwide High Income Fund:

                                                                TOTAL SALES CHARGE
                                                              ----------------------     REALLOWED
                                                              AS % OF    AS % OF NET     TO DEALERS
                         SIZE OF                              OFFERING     AMOUNT        AS A % OF
                        INVESTMENT                             PRICE      INVESTED     OFFERING PRICE
                        ----------                            --------   -----------   --------------
Less than $100,000..........................................   4.75%        4.99%           4.25%
$100,000 but less than $250,000.............................   3.75%        3.90%           3.25%
$250,000 but less than $500,000.............................   2.75%        2.83%           2.25%
$500,000 but less than $1,000,000...........................   2.00%        2.04%           1.75%
$1,000,000 or more..........................................       *            *               *

    With respect to all of the remaining Funds:

                                                                TOTAL SALES CHARGE
                                                              ----------------------     REALLOWED
                                                              AS % OF    AS % OF NET     TO DEALERS
                         SIZE OF                              OFFERING     AMOUNT        AS A % OF
                        INVESTMENT                             PRICE      INVESTED     OFFERING PRICE
                        ----------                            --------   -----------   --------------
Less than $50,000...........................................   5.75%        6.10%           5.00%
$50,000 but less than $100,000..............................   4.75%        4.99%           4.00%
$100,000 but less than $250,000.............................   3.75%        3.90%           3.00%
$250,000 but less than $500,000.............................   2.75%        2.83%           2.25%
$500,000 but less than $1,000,000...........................   2.00%        2.04%           1.75%
$1,000,000 or more..........................................       *            *               *

--------------
* No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million. For single purchases of $20 million or more by an individual retail investor, the Distributor will pay, at the time of purchase and directly out of the Distributor's assets (and not out of the Fund's assets), a commission or transaction fee of 1.00% to authorized dealers who initiate and are responsible for such purchases. The commission or transaction fee of 1.00% will be computed on a percentage of the dollar value of such shares sold.

    With respect to sales of Class B Shares and Class C Shares, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

    Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.75% of the average daily net assets of a Fund's Class C Shares annually commencing in the second year after purchase.

    In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its quarterly sales of shares of the Funds and other Van Kampen funds and increases in net assets of the Funds and other Van Kampen funds over specified thresholds. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to a Fund will not exceed in the aggregate 1.25% of the average total daily net assets of such Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

    Each of the Funds have each adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. Each of the Funds also adopted a service plan (the "Service Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans". The Plans provide that a Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each such class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between a Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

    Certain financial intermediaries may be prohibited under the law from providing certain underwriting or distribution services. If a financial intermediary was prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Funds.

    The Distributor must submit quarterly reports to the Board of Directors setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Board of Directors. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Board of Directors, and also by a vote of the disinterested Directors, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Board of Directors and also by the disinterested Directors. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Directors or by a vote of a majority of the outstanding voting shares of such class.

    The Plans obligate the Funds to accrue and pay to the Distributor the fee agreed to under its Distribution Agreement. The Plans do not obligate the Funds to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the Plan. Thus, under each Plan, even if the Distributor's actual expenses exceed the fee payable to it thereunder at any given time, the Funds will not be obligated to pay more than that fee.

    Because each Fund is a series of the Company, amounts paid to the Distributor as reimbursement for expenses of one series of the Company may indirectly benefit the other Funds which are series of the Company. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.

    As of June 30, 2002, the unreimbursed distribution-related expenses with respect to Class B Shares and Class C shares, and the percentage of the Fund's net assets attributable to Class B Shares and Class C Shares are represented below.

                                                        B SHARES                       C SHARES
                                              ----------------------------   -----------------------------
                                                             PERCENTAGE OF                  PERCENTAGE OF
                                              UNREIMBURSED    FUND'S NET     UNREIMBURSED     FUND'S NET
                  FUND NAME                   DISTRIBUTION      ASSETS       DISTRIBUTION       ASSETS
                  ---------                   ------------   -------------   ------------   --------------
American Value Fund.........................   $5,644,111        2.84%         $ 38,675          0.05%
Asian Equity Fund...........................    2,150,738       11.49%            4,406          0.03%
Emerging Markets Fund.......................    1,974,383        5.59%           82,610          0.48%
Equity Growth Fund..........................      726,085        2.39%           36,827          0.24%
European Value Equity Fund..................        2,773        0.06%                0          0.00%
Focus Equity Fund...........................    3,607,101        2.41%           44,505          0.14%
Global Equity Allocation Fund...............    6,004,749        4.14%          458,786          0.83%
Global Franchise Fund.......................    1,812,129        2.25%          229,745          0.49%
Global Value Equity Fund....................    9,841,771        3.23%          128,420          0.42%
International Magnum Fund...................    1,094,089        3.62%           30,540          0.38%
Latin American Fund.........................      842,200        8.58%           21,735          0.47%
Mid Cap Growth Fund.........................    1,460,822        4.80%           91,511          0.81%
Value Fund..................................    2,630,509        3.32%           57,900          0.32%
Worldwide High Income Fund..................    3,919,070        8.93%           80,102          0.46%

    As reimbursement for providing distribution services to the Company for the fiscal year ended June 30, 2002, the Distributor received aggregate fees as follows:

                                                                                  PERCENTAGE OF
                                                              FISCAL YEAR ENDED   AVERAGE DAILY
                        FUND NAME                               JUNE 30, 2002      NET ASSETS
                        ---------                             -----------------   -------------
American Value Fund -- Class A..............................     $  629,592            .25%
American Value Fund -- Class B..............................      2,289,254           1.00%
American Value Fund -- Class C..............................        966,289           1.00%
Asian Equity Fund -- Class A................................         93,454            .25%
Asian Equity Fund -- Class B................................        194,816           1.00%
Asian Equity Fund -- Class C................................        155,751           1.00%
Emerging Markets Debt Fund -- Class A(1)....................             --             --%
Emerging Markets Debt Fund -- Class B(1)....................             --             --%
Emerging Markets Debt Fund -- Class C(1)....................             --             --%
Emerging Markets Fund -- Class A............................        179,745            .25%
Emerging Markets Fund -- Class B............................        338,300           1.00%
Emerging Markets Fund -- Class C............................        160,916           1.00%
Equity Growth Fund -- Class A...............................         83,389            .25%
Equity Growth Fund -- Class B...............................        381,276           1.00%
Equity Growth Fund -- Class C...............................        154,368           1.00%
European Value Equity Fund -- Class A.......................         11,535            .25%
European Value Equity Fund -- Class B.......................         28,964           1.00%
European Value Equity Fund -- Class C.......................         14,036           1.00%
Focus Equity Fund -- Class A................................        339,940            .25%
Focus Equity Fund -- Class B................................      1,987,729           1.00%
Focus Equity Fund -- Class C................................        416,059           1.00%
Global Equity Allocation Fund -- Class A....................        582,629            .25%
Global Equity Allocation Fund -- Class B....................      1,635,732           1.00%
Global Equity Allocation Fund -- Class C....................        641,824           1.00%
Global Franchise Fund -- Class A............................         53,741            .25%
Global Franchise Fund -- Class B............................        208,811           1.00%
Global Franchise Fund -- Class C............................        144,458           1.00%
Global Value Equity Fund -- Class A.........................        164,296            .25%
Global Value Equity Fund -- Class B.........................      3,358,604           1.00%
Global Value Equity Fund -- Class C.........................        332,241           1.00%
Growth and Income Fund II -- Class A(1).....................             --             --%
Growth and Income Fund II -- Class B(1).....................             --             --%
Growth and Income Fund II -- Class C(1).....................             --             --%
International Magnum Fund -- Class A........................        123,967            .25%
International Magnum Fund -- Class B........................        337,875           1.00%
International Magnum Fund -- Class C........................         91,646           1.00%
Japanese Equity Fund -- Class A(1)..........................             --             --%
Japanese Equity Fund -- Class B(1)..........................             --             --%
Japanese Equity Fund -- Class C(1)..........................             --             --%
Latin American Fund -- Class A..............................         48,482            .25%
Latin American Fund -- Class B..............................        121,596           1.00%
Latin American Fund -- Class C..............................         58,724           1.00%
Mid Cap Growth Fund -- Class A..............................         89,903            .25%
Mid Cap Growth Fund -- Class B..............................        377,452           1.00%
Mid Cap Growth Fund -- Class C..............................        163,158           1.00%
Value Fund -- Class A.......................................        155,370            .25%
Value Fund -- Class B.......................................        920,034           1.00%
Value Fund -- Class C.......................................        211,434           1.00%
Worldwide High Income Fund -- Class A.......................         67,338            .25%
Worldwide High Income Fund -- Class B.......................        545,989           1.00%
Worldwide High Income Fund -- Class C.......................        208,410           1.00%

------------------
(1) Not operational as of June 30, 2002.

    With respect to the following funds, the Distributor has entered into agreements whereby shares of these Funds will be offered pursuant to such firm's retirement plan alliance program(s) with the firms listed below:

AMERICAN VALUE FUND
Hewitt Associates, LLC
Huntington Bank
Merrill Lynch Pierce, Fenner & Smith, Incorporated
Morgan Stanley DW Inc.
Wells Fargo Bank, N.A. on behalf of itself and its Affiliated Banks The Prudential Insurance Company of America
Charles Schwab & Co., Inc.

ASIAN EQUITY FUND
American Century Retirement Plan Services Inc.
Buck Consultants, Inc.
First Union National Bank
Franklin Templeton

Great West Life & Annuity Insurance Company/Benefits Corp Equities, Inc.
GoldK Investment Services, Inc.
Hewitt Associates, LLC
Huntington Bank
Invesco Retirement and Benefit Services, Inc.
Lincoln National Life Insurance Company
Merrill Lynch Pierce, Fenner & Smith, Incorporated
Morgan Stanley DW Inc.
National Deferred Compensation, Inc.
Charles Schwab & Co., Inc.
SunGard Institutional Brokerage Inc.
Union Bank of California, N.A.
Vanguard Marketing Corporation (a wholly-owned subsidiary of The Vanguard Group, Inc.)

EMERGING MARKETS FUND
American Century Retirement Plan Services Inc.
Buck Consultants, Inc.
First Union National Bank
Franklin Templeton
Great West Life & Annuity Insurance Company/Benefits Corp Equities, Inc.
GoldK Investment Services, Inc.
Hewitt Associates, LLC
Huntington Bank
Invesco Retirement and Benefit Services, Inc.
Lincoln National Life Insurance Company
Merrill Lynch Pierce, Fenner & Smith, Incorporated
Morgan Stanley DW Inc.
National Deferred Compensation, Inc.
Wells Fargo Bank, N.A. on behalf of itself and its Affliated Banks
Delaware Charter Guarantee & Trust under the trade name of TrustarSM Retirement Services
Charles Schwab & Co., Inc.
Smith Barney, Inc.
SunGard Institutional Brokerage Inc.
Union Bank of California, NA
Vanguard Marketing Corporation (a wholly-owned subsidiary of The Vanguard Group, Inc.)

EQUITY GROWTH FUND
American Century Retirement Plan Services Inc.
Buck Consultants, Inc.
First Union National Bank
Franklin Templeton
Great West Life Insurance Company/Benefits Corp Equities, Inc.
GoldK Investment Services, Inc.
Hewitt Associates, LLC
Huntington Bank
Invesco Retirement and Benefit Services, Inc.
Lincoln National Life Insurance Company
Merrill Lynch Pierce, Fenner & Smith, Incorporated
Morgan Stanley DW Inc.
National Deferred Compensation, Inc.
Nationwide Investment Services Corporation
Wells Fargo Bank, N.A. on behalf of itself and its Affliated Banks
Delaware Charter Guarantee & Trust under the trade name of TrustarSM Retirement Services
Charles Schwab & Co., Inc.
Smith Barney, Inc.
SunGard Institutional Brokerage Inc.
Union Bank of California, N.A.
Vanguard Marketing Corporation (a wholly-owned subsidiary of The Vanguard Group, Inc.)

EUROPEAN VALUE EQUITY FUND
American Century Retirement Plan Services Inc.
GoldK Investment Services, Inc.
SunGard Institutional Brokerage Inc.

FOCUS EQUITY FUND
American Century Retirement Plan Services Inc.
Buck Consultants, Inc.
Fidelity Brokerage Services, Inc. & National Financial Services Corporation First Union National Bank
Franklin Templeton
Great West Life & Annuity Insurance Company/Benefits Corp Equities
GoldK Investment Services, Inc.
Hewitt Associates, LLC
Huntington Bank
Invesco Retirement and Benefit Services, Inc.
Lincoln National Life Insurance Company
Merrill Lynch Pierce, Fenner & Smith, Incorporated
Morgan Stanley DW Inc.
National Deferred Compensation, Inc.
Nationwide Investment Services Corporation
Wells Fargo Bank, N.A. on behalf of itself and its Affilicated Banks
The Prudential Insurance Company of America
Delaware Charter Guarantee & Trust under the trade name of TrustarSM Retirement Services
Charles Schwab & Co., Inc.
Smith Barney, Inc.
SunGard Institutional Brokerage Inc.
Union Bank of California, N.A.
Vanguard Marketing Corporation (a wholly-owned subsidiary of The Vanguard Group, Inc.)

GLOBAL EQUITY ALLOCATION FUND
American Century Retirement Plan Services Inc.
Buck Consultants, Inc.
Fidelity Brokerage Services, Inc. & National Financial Services Corporation First Union National Bank
Franklin Templeton
Great West Life & Annuity Insurance Company/Benefits Corp Equities, Inc.
GoldK Investment Services, Inc.
Hewitt Associates, LLC
Huntington Bank
Invesco Retirement and Benefit Services, Inc.
Lincoln National Life Insurance Company
Merrill Lynch Pierce, Fenner & Smith, Incorporated
Morgan Stanley DW Inc.
National Deferred Compensation, Inc.
Nationwide Investment Services Corporation
Wells Fargo Bank, N.A. on behalf of itself and its Affiliated Banks
The Prudential Insurance Company of America
Delaware Charter Guarantee & Trust under the trade name of TrustarSM Retirement Services
Charles Schwab & Co., Inc.
Smith Barney, Inc.
SunGard Institutional Brokerage Inc.
Union Bank of California, N.A.
Vanguard Marketing Corporation (a wholly-owned subsidiary of The Vanguard Group, Inc.)

GLOBAL FRANCHISE FUND
American Century Retirement Services Inc.
GoldK Investment Services, Inc.
Merrill Lynch Pierce, Fenner & Smith, Incorporated
The Prudential Insurance Company of America
Smith Barney, Inc.
SunGard Institutional Brokerage Inc.

GLOBAL VALUE EQUITY FUND
American Century Retirement Plan Services Inc.
Buck Consultants, Inc.
Fidelity Investments Institutional Operations Company, Inc.
Fidelity Brokerage Services, Inc. & National Financial Services Corporation

First Union National Bank
Franklin Templeton
Great West Life & Annuity Insurance Company/Benefits Corp Equities
GoldK Investment Services, Inc.
Hewitt Associates, LLC
Huntington Bank
Invesco Retirement and Benefit Services, Inc.
Lincoln National Life Insurance Company
Merrill Lynch Pierce, Fenner & Smith, Incorporated
Morgan Stanley DW Inc.
National Deferred Compensation, Inc.
Nationwide Investment Services Corporation
Wells Fargo Bank, N.A. on behalf of itself and its Affliated Banks
The Prudential Insurance Company of America
Delaware Charter Guarantee & Trust under the trade name of TrustarSM Retirement Services
Charles Schwab & Co., Inc.
Smith Barney, Inc.
SunGard Institutional Brokerage Inc.
Union Bank of California, N.A.
Vanguard Marketing Corporation (a wholly-owned subsidiary of The Vanguard Group, Inc.)

INTERNATIONAL MAGNUM FUND
American Century Retirement Plan Services Inc.
Buck Consultants, Inc.
Fidelity Brokerage Services, Inc. & National Financial Services Corporation First Union National Bank
Franklin Templeton
Great West Life & Annuity Insurance Company/Benefits Corp Equities, Inc.
GoldK Investment Services, Inc.
Hewitt Associates, LLC
Huntington Bank
Invesco Retirement and Benefit Services, Inc.
Lincoln National Life Insurance Company
Merrill Lynch Pierce, Fenner & Smith Incorporated
Morgan Stanley DW Inc.
National Deferred Compensations, Inc.
Nationwide Investment Services Corporation
Wells Fargo Bank, N.A. on behalf of itself and its Affiliated Banks
The Prudential Insurance Company of America
Delaware Charter Guarantee & Trust under the trade name of TrustarSM Retirement Services
Charles Schwab & Co., Inc.
SunGard Institutional Brokerage Inc.
Union Bank of California, N.A.
Vanguard Marketing Corporation (a wholly-owned subsidiary of The Vanguard Group, Inc.)

LATIN AMERICAN FUND
American Century Retirement Plan Services Inc.
Buck Consultants, Inc.
Fidelity Brokerage Services, Inc. & National Financial Services Corporation First Union National Bank
Franklin Templeton
Great West Life & Annuity Insurance Company/Benefits Corp Equities, Inc. GoldK Investment Services, Inc.
Hewitt Associates, LLC
Huntington Bank
Invesco Retirement and Benefit Services, Inc.
Lincoln National Life Insurance Company
Merrill Lynch Pierce, Fenner & Smith, Incorporated
Morgan Stanley DW Inc.
National Deferred Compensation, Inc.
Wells Fargo Bank, N.A. on behalf of itself and its Affiliated Banks
The Prudential Insurance Company of America

Delaware Charter Guarantee & Trust under the trade name of TrustarSM Retirement Services
Charles Schwab & Co., Inc.
Smith Barney, Inc.
SunGard Institutional Brokerage Inc.
Union Bank of California, N.A.
Vanguard Marketing Corporation (a wholly-owned subsidiary of The Vanguard Group, Inc.)

MID CAP GROWTH FUND
American Century Retirement Plan Services Inc.
GoldK Investment Services, Inc.
SunGard Institutional Brokerage Inc.

VALUE FUND
American Century Retirement Plan Services Inc.
Buck Consultants, Inc.
Fidelity Brokerage Services, Inc. & National Financial Services Corporation First Union National Bank
Franklin Templeton
Great West Life & Annuity Insurance Company/Benefits Corp Equities, Inc.
GoldK Investment Services, Inc.
Hewitt Associates, LLC
Huntington Bank
Invesco Retirement and Benefit Services, Inc.
Lincoln National Life Insurance Company
Merrill Lynch Pierce, Fenner & Smith, Incorporated
Morgan Stanley DW Inc.
National Deferred Compensation, Inc.
Nationwide Investment Services Corporation
Wells Fargo Bank, N.A. on behalf of itself and its Affiliated Banks
Smith Barney, Inc.
SunGard Institutional Brokerage Inc.
Union Bank of California, N.A.
Vanguard Marketing Corporation (a wholly-owned subsidiary of The Vanguard Group, Inc.)

WORLDWIDE HIGH INCOME FUND
American Century Retirement Plan Services Inc.
Buck Consultants, Inc.
Fidelity Brokerage Services, Inc. & National Financial Services Corporation First Union National Bank
Franklin Templeton
Great West Life & Annuity Insurance Company/Benefits Corp Equities, Inc.
GoldK Investment Services, Inc.
Hewitt Associates, LLC
Huntington Bank
Invesco Retirement and Benefit Services, Inc.
Lincoln National Life Insurance Company
Merrill Lynch Pierce, Fenner & Smith, Incorporated
Morgan Stanley DW Inc.
National Deferred Compensation, Inc.
Wells Fargo Bank, N.A. on behalf of itself and its Affiliated Banks
The Prudential Insurance Company of America
Delaware Charter Guarantee & Trust under the trade name of TrustarSM Retirement Services
Charles Schwab & Co., Inc.
SunGard Institutional Brokerage Inc.
Union Bank of California, N.A.
Vanguard Marketing Corporation (a wholly-owned subsidiary of The Vanguard Group, Inc.)

    Trustees and other fiduciaries of retirement plans seeking to invest in multiple fund families through a broker-dealer retirement plan alliance program should contact the firms mentioned above for further information concerning the program(s) including, but not limited to, minimum investment and operational requirements.

                                 TRANSFER AGENT

    The Funds' transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive benchmarks.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

    The Adviser is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of each Fund's portfolio business, the policies and practices in this regard are subject to review by the Board of Directors of the Company.

    With respect to the Emerging Markets Debt Fund and the Worldwide High Income Fund, most transactions made by such Funds are principal transactions at net prices and the Funds generally incur little or no brokerage costs. The portfolio securities in which these Funds invest are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. These Funds may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.

    The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Funds and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Funds.

    The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Funds, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Funds' shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

    The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for a Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to such Fund. In making such allocations among a Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

    Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co.") is an affiliate of the Adviser (and the predecessor adviser) of the Funds. Effective May 31, 1997, Morgan Stanley DW Inc. ("Morgan Stanley DW") became an affiliate of the Adviser (and the predecessor adviser) of the Funds. The Board of Directors has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Funds must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the Board of Directors and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the Board of Directors will consider from time to time whether the advisory fee for each Fund will be reduced by all or a portion of the brokerage commission paid to affiliated brokers.

    The Funds paid the following commissions to all brokers and affiliated brokers during the fiscal years shown:

                                                            EMERGING                                   EUROPEAN
                                AMERICAN        ASIAN        MARKETS      EMERGING        EQUITY         VALUE         FOCUS
     FISCAL YEAR ENDED           VALUE          EQUITY        DEBT        MARKETS         GROWTH        EQUITY         EQUITY
       JUNE 30, 2002              FUND           FUND        FUND(1)        FUND           FUND          FUND           FUND
     -----------------          --------        ------      --------      --------        ------       --------        ------
Total brokerage
  commissions...............  $  2,322,090    $   504,235    $   --     $    566,477   $    229,250   $    35,325    $    890,226
Commissions with Morgan
  Stanley & Co..............  $         --    $    88,666    $   --     $     33,524   $     20,413   $        --    $     43,669
  Percentage of total
   commissions..............             0%         17.58%       --             5.92%          8.90%            0%           4.91%
Commissions with Dean
  Witter....................  $          0    $         0    $   --     $          0   $          0   $         0    $          0
  Percentage of total
   commissions..............             0%             0%       --                0%             0%            0%              0%
Percentage of total value of
  brokerage transactions
  with Morgan Stanley &
  Co........................             0%         17.70%       --             1.93%         10.64%            0%           5.60%
Percentage of total value of
  brokerage transactions
  with Dean Witter..........             0%             0%       --                0%             0%            0%              0%
Commissions for research
  services..................  $  2,083,146    $        --    $   --     $    566,477   $    224,489   $    35,325    $    832,232
Value of research
  transactions..............  $135,316,636    $        --    $   --     $161,244,535   $170,088,452   $48,027,217    $702,962,657

                                 GLOBAL
                                 EQUITY         GLOBAL
     FISCAL YEAR ENDED         ALLOCATION     FRANCHISE
       JUNE 30, 2002              FUND           FUND
     -----------------         ----------     ---------
Total brokerage
  commissions...............  $    204,743   $    153,492
Commissions with Morgan
  Stanley & Co..............  $         --   $        163
  Percentage of total
   commissions..............             0%          0.11%
Commissions with Dean
  Witter....................  $          0   $          0
  Percentage of total
   commissions..............             0%             0%
Percentage of total value of
  brokerage transactions
  with Morgan Stanley &
  Co........................             0%          0.04%
Percentage of total value of
  brokerage transactions
  with Dean Witter..........             0%             0%
Commissions for research
  services..................  $    188,568   $    144,054
Value of research
  transactions..............  $262,119,834   $244,161,301

                                 GLOBAL        GROWTH         INTER-
                                 VALUE           AND         NATIONAL     JAPANESE       LATIN        MID CAP
     FISCAL YEAR ENDED           EQUITY        INCOME         MAGNUM       EQUITY      AMERICAN        GROWTH           VALUE
       JUNE 30, 2002              FUND       FUND II(1)        FUND        FUND(1)       FUND           FUND             FUND
     -----------------           ------      ----------      --------     --------     --------       -------           -----
Total brokerage
  commissions...............  $    522,842      $   --     $    152,525    $   --     $   105,741   $    419,825     $    280,454
Commissions with Morgan
  Stanley & Co..............  $     14,547      $   --     $         70    $   --     $     1,925   $      1,386     $         --
  Percentage of total
   commissions..............          2.78%         --             0.05%       --            1.82%          0.33%               0%
Commissions with Dean
  Witter....................  $          0      $   --     $          0    $   --     $         0   $         --     $          0
  Percentage of total
   commissions..............             0%         --                0%       --               0%            --                0%
Percentage of total value of
  brokerage transactions
  with Morgan Stanley &
  Co........................          2.30%         --             0.04%       --            0.23%          0.44%               0%
Percentage of total value of
  brokerage transactions
  with Dean Witter..........             0%         --                0%       --               0%            --                0%
Commissions for research
  services..................  $    522,517      $   --     $    143,137    $   --     $   101,370   $    342,780     $    280,454
Value of research
  transactions..............  $361,994,493      $   --     $106,144,299    $   --     $39,993,259   $211,453,829     $145,328,629

                               WORLDWIDE
                                 HIGH
     FISCAL YEAR ENDED          INCOME
       JUNE 30, 2002             FUND
     -----------------         ---------
Total brokerage
  commissions...............    $    0
Commissions with Morgan
  Stanley & Co..............    $   --
  Percentage of total
   commissions..............         0%
Commissions with Dean
  Witter....................    $    0
  Percentage of total
   commissions..............         0%
Percentage of total value of
  brokerage transactions
  with Morgan Stanley &
  Co........................         0%
Percentage of total value of
  brokerage transactions
  with Dean Witter..........         0%
Commissions for research
  services..................    $   --
Value of research
  transactions..............    $   --

--------------------
(1)  Not operational as of June 30, 2002.

                                                               EMERGING                                  EUROPEAN
                                  AMERICAN         ASIAN        MARKETS     EMERGING        EQUITY         VALUE         FOCUS
     FISCAL YEAR ENDED             VALUE           EQUITY        DEBT       MARKETS         GROWTH        EQUITY         EQUITY
       JUNE 30, 2001                FUND            FUND        FUND(1)       FUND           FUND          FUND           FUND
     -----------------            --------         ------      --------     --------        ------       --------        ------
Total brokerage
  commissions...............   $    2,628,442   $    787,894    $   --    $    815,320   $    135,132   $    25,128   $    678,542
Commissions with Morgan
  Stanley & Co..............   $            0   $    182,300    $   --    $     49,400   $      1,300   $         0   $      1,800
  Percentage of total
   commissions..............                0%         23.14%       --            6.06%          0.96%            0%          0.27%
Commissions with Dean
  Witter....................   $            0   $          0    $   --    $          0   $          0   $         0   $          0
  Percentage of total
   commissions..............                0%             0%       --               0%             0%            0%             0%
Percentage of total value of
  brokerage transactions
  with Morgan Stanley &
  Co........................                0%         22.04%       --            6.13%          1.01%            0%          0.25%
Percentage of total value of
  brokerage transactions
  with Dean Witter..........                0%             0%       --               0%             0%            0%             0%
Commissions for research
  services..................   $    2,628,442   $    787,894    $   --    $    815,320   $    135,132   $    25,128   $    678,542
Value of research
  transactions..............   $1,487,319,934   $278,620,092    $   --    $260,824,859   $117,397,902   $18,308,987   $623,929,918

                                  GLOBAL
                                  EQUITY         GLOBAL
     FISCAL YEAR ENDED          ALLOCATION      FRANCHISE
       JUNE 30, 2001               FUND           FUND
     -----------------          ----------      ---------
Total brokerage
  commissions...............   $    335,416    $    37,793
Commissions with Morgan
  Stanley & Co..............   $          0    $     1,200
  Percentage of total
   commissions..............              0%          3.18%
Commissions with Dean
  Witter....................   $          0    $         0
  Percentage of total
   commissions..............              0%             0%
Percentage of total value of
  brokerage transactions
  with Morgan Stanley &
  Co........................              0%          3.97%
Percentage of total value of
  brokerage transactions
  with Dean Witter..........              0%             0%
Commissions for research
  services..................   $    335,416    $    37,793
Value of research
  transactions..............   $541,756,972    $19,596,763

                                  GLOBAL        GROWTH        INTER-
                                  VALUE           AND        NATIONAL      JAPANESE      LATIN         MID CAP
     FISCAL YEAR ENDED            EQUITY        INCOME        MAGNUM        EQUITY     AMERICAN         GROWTH          VALUE
       JUNE 30, 2001               FUND       FUND II(1)       FUND         FUND(1)      FUND            FUND            FUND
     -----------------            ------      ----------     --------      --------    --------        -------          -----
Total brokerage
  commissions...............   $    679,701      $   --     $   161,602      $   --    $   185,435    $    274,871    $    480,961
Commissions with Morgan
  Stanley & Co..............   $     27,200      $   --     $        --      $   --    $     1,600    $          0    $        800
  Percentage of total
   commissions..............           4.00%         --               0%         --           0.86%              0%           0.17%
Commissions with Dean
  Witter....................   $          0      $   --     $         0      $   --    $         0    $         --    $          0
  Percentage of total
   commissions..............              0%         --               0%         --              0%             --               0%
Percentage of total value of
  brokerage transactions
  with Morgan Stanley &
  Co........................           4.80%         --               0%         --           2.45%              0%           0.47%
Percentage of total value of
  brokerage transactions
  with Dean Witter..........              0%         --               0%         --              0%             --               0%
Commissions for research
  services..................   $    679,701      $   --     $   161,602      $   --    $   185,435    $    274,871    $    480,961
Value of research
  transactions..............   $381,593,721      $   --     $85,531,627      $   --    $69,101,282    $218,449,704    $288,562,342

                                WORLDWIDE
                                  HIGH
     FISCAL YEAR ENDED           INCOME
       JUNE 30, 2001              FUND
     -----------------          ---------
Total brokerage
  commissions...............   $       862
Commissions with Morgan
  Stanley & Co..............   $         0
  Percentage of total
   commissions..............             0%
Commissions with Dean
  Witter....................   $         0
  Percentage of total
   commissions..............             0%
Percentage of total value of
  brokerage transactions
  with Morgan Stanley &
  Co........................             0%
Percentage of total value of
  brokerage transactions
  with Dean Witter..........             0%
Commissions for research
  services..................   $       862
Value of research
  transactions..............   $22,023,036

--------------------
(1)  Not operational as of June 30, 2001.

                                                              EMERGING                                    EUROPEAN
                                 AMERICAN          ASIAN       MARKETS      EMERGING        EQUITY          VALUE          FOCUS
     FISCAL YEAR ENDED             VALUE          EQUITY        DEBT         MARKETS        GROWTH         EQUITY         EQUITY
       JUNE 30, 2000               FUND            FUND        FUND(1)        FUND           FUND           FUND           FUND
     -----------------           --------         ------      --------      --------        ------        --------        ------
Total brokerage
  commissions...............  $    4,467,595   $  1,164,649    $   --     $  1,015,316   $     87,348   $    30,571    $    630,097
Commissions with Morgan
  Stanley & Co..............  $       46,859   $    121,099    $   --     $     14,845   $      4,580   $     3,913    $     56,610
  Percentage of total
   commissions..............            1.05%         10.39%       --             1.46%          5.24%        12.80%           8.98%
Commissions with Dean
  Witter....................  $            0   $          0    $   --     $          0   $          0   $         0    $          0
  Percentage of total
   commissions..............               0%             0%       --                0%             0%            0%              0%
Percentage of total value of
  brokerage transactions
  with Morgan Stanley &
  Co........................            2.24%          9.93%       --             1.28%         10.32%         9.27%           9.69%
Percentage of total value of
  brokerage transactions
  with Dean Witter..........               0%             0%       --                0%             0%            0%              0%
Commissions for research
  services..................  $    4,704,647   $  1,059,398    $   --     $    892,711   $     76,151   $    20,070    $  1,109,511
Value of research
  transactions..............  $2,203,037,282   $343,801,578    $   --     $290,639,235   $101,722,754   $16,815,174    $735,843,153

                                 GLOBAL
                                 EQUITY        GLOBAL
     FISCAL YEAR ENDED         ALLOCATION    FRANCHISE
       JUNE 30, 2000              FUND          FUND
     -----------------         ----------    ---------
Total brokerage
  commissions...............  $  1,312,090   $   19,142
Commissions with Morgan
  Stanley & Co..............  $     27,028   $    1,664
  Percentage of total
   commissions..............          0.25%        8.69%
Commissions with Dean
  Witter....................  $          0   $        0
  Percentage of total
   commissions..............             0%           0%
Percentage of total value of
  brokerage transactions
  with Morgan Stanley &
  Co........................          0.08%       17.64%
Percentage of total value of
  brokerage transactions
  with Dean Witter..........             0%           0%
Commissions for research
  services..................  $    723,144   $    4,237
Value of research
  transactions..............  $946,903,250   $3,908,587

                                 GLOBAL        GROWTH         INTER-
                                 VALUE           AND         NATIONAL     JAPANESE       LATIN        MID CAP
     FISCAL YEAR ENDED           EQUITY        INCOME         MAGNUM       EQUITY      AMERICAN        GROWTH           VALUE
       JUNE 30, 2000              FUND       FUND II(1)        FUND        FUND(1)       FUND           FUND             FUND
     -----------------           ------      ----------      --------     --------     --------       -------           -----
Total brokerage
  commissions...............  $  1,427,195      $   --     $    207,740    $   --     $   218,791    $     95,103     $    773,184
Commissions with Morgan
  Stanley & Co..............  $     84,449      $   --     $     14,525    $   --     $       696    $      2,271     $      9,708
  Percentage of total
   commissions..............          5.92%         --             6.99%       --            0.32%           2.39%            1.26%
Commissions with Dean
  Witter....................  $          0      $   --     $          0    $   --     $         0    $         --     $          0
  Percentage of total
   commissions..............             0%         --                0%       --               0%             --                0%
Percentage of total value of
  brokerage transactions
  with Morgan Stanley &
  Co........................          4.33%         --             4.25%       --             .50%           3.29%             .99%
Percentage of total value of
  brokerage transactions
  with Dean Witter..........             0%         --                0%       --               0%             --                0%
Commissions for research
  services..................  $  1,180,688      $   --     $    369,509    $   --     $   509,214    $         --     $    458,024
Value of research
  transactions..............  $702,819,315      $   --     $133,544,875    $   --     $81,914,501    $130,312.755     $442,302,212

                               WORLDWIDE
                                 HIGH
     FISCAL YEAR ENDED          INCOME
       JUNE 30, 2000             FUND
     -----------------         ---------
Total brokerage
  commissions...............  $     1,540
Commissions with Morgan
  Stanley & Co..............  $         0
  Percentage of total
   commissions..............            0%
Commissions with Dean
  Witter....................  $         0
  Percentage of total
   commissions..............            0%
Percentage of total value of
  brokerage transactions
  with Morgan Stanley &
  Co........................            0%
Percentage of total value of
  brokerage transactions
  with Dean Witter..........            0%
Commissions for research
  services..................  $       626
Value of research
  transactions..............  $22,984,451

--------------------
(1)  Not operational as of June 30, 2000.

                              SHAREHOLDER SERVICES

    The Funds offer a number of shareholder services designed to facilitate investment in their respective shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in each Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT

    Each shareholder of each Fund has an investment account under which the investor's shares of the Fund are held by Investor Services, the Funds' transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Van Kampen funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends. Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to Investor Services.

SHARE CERTIFICATES

    Generally, the Funds will not issue share certificates. However, upon written or telephone request to a Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of that Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc. c/o Investor Services, PO Box 218256, Kansas City, MO 64121-8256, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

RETIREMENT PLANS

    Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor.

AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS

    Shareholders can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. To utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired).

DIVIDEND DIVERSIFICATION

    A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), to have all dividends and capital gain dividends paid on a class of shares of a Fund invested into shares of the same class of any of the Participating Funds (as defined in each Prospectus) so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing Keogh plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.

SYSTEMATIC WITHDRAWAL PLAN

    A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established. If a shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established, the shareholder may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for periodic checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan and may be established on a form made available by the Fund. See "Shareholder Services -- Retirement Plans."

    Class B Shareholders and Class C Shareholders who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

    Under the plan, sufficient shares of the applicable Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. Each Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.

REINSTATEMENT PRIVILEGE

    A Class A Shareholder or Class B Shareholder who has redeemed shares of a Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of such Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC--Class C (defined below) to subsequent redemptions. Reinstatements are made at the net asset value per share (without sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Funds are available for sale.

                              REDEMPTION OF SHARES

    Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for such Fund to fairly determine the value of its net assets; or
(d) the SEC, by order, so permits.

    In addition, if the Company's Board of Directors determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of a Fund, such Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities.

                  CONTINGENT DEFERRED SALES CHARGE -- CLASS A

    As described in the Funds' Prospectuses under "Purchase of Shares -- Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC -- Class A") may be imposed on certain redemptions made within one year of purchase. For purposes of the CDSC-Class A, when shares of a Participating Fund are exchanged for shares of another Participating Fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends.

        WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGES

    As described in the Funds' Prospectuses under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY

    A Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Funds do not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.

    In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS

    A Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Code Section 408(d)(4) or (5), the return of excess contributions or deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), the financial hardship of the employee pursuant to United States Treasury regulation Section 1.401(k)-1(d)(2) or the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

    The Funds do not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN

    A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in a Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan.

    The amount of the shareholder's investment in the Fund at the time the election to participate in the systematic withdrawal plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.

NO INITIAL COMMISSION OR TRANSACTION FEE

    A Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares. See "Purchase of Shares--Waiver of Contingent Deferred Sales Charge" in the Prospectuses.

INVOLUNTARY REDEMPTIONS OF SHARES

    Each Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Funds' Prospectuses. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. Each Fund will waive the CDSC-Class B and C upon such involuntary redemption.

REDEMPTION BY ADVISER

    A Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in such Fund.

                                    TAXATION

FEDERAL INCOME TAXATION OF THE FUNDS

    The Company and each of the Funds will be treated as separate corporations for federal income tax purposes. The Funds have elected and qualified and intend to continue to qualify each year, to be treated as regulated investment companies under Subchapter M of the Code. To qualify as a regulated investment company, each Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.

    If a Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. Each Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. A Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.

    To avoid a 4% excise tax, each Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, a Fund will be treated as having been distributed.

    If a Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, that Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.

    Some of the Funds' investment practices are subject to special provisions of the Code that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited) and/or (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent its disqualification as a regulated investment company.

    Investments of a Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, a Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year to maintain its qualification as a regulated investment company and to avoid income and excise taxes. To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, such Fund may have to dispose of securities that it would otherwise have continued to hold.

PASSIVE FOREIGN INVESTMENT COMPANIES

    The Funds may invest in non-U.S. corporations that could be classified as "passive foreign investment companies" as defined for federal income tax purposes. For federal income tax purposes, such an investment may, among other things, cause the Funds to recognize income or gain without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would otherwise have been treated as capital gain.

DISTRIBUTIONS TO SHAREHOLDERS

    Distributions of a Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of such Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of a Fund's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of such Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from a Fund.

    Shareholders receiving distributions in the form of additional shares issued by a Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal their fair market value on the distribution date.

    Each Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Some portion of the distributions from a Fund may be eligible for the corporate dividends received deduction if such Fund receives qualifying dividends during the year and if certain requirements of the Code are satisfied.

    Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by a Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of a Fund may be "spilled back" and treated as paid by such Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

    Income from investments in foreign securities received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of a Fund may be entitled to claim United States foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations and such Fund meets certain holding period requirements, the Fund will be eligible to file, and may file, an election with the Internal Revenue Service ("IRS") pursuant to which shareholders of such Fund will be required (i) to include their respective pro rata portions of such taxes in their United States income tax returns as gross income and (ii) to treat such respective pro rata portions as taxes paid by them. Each shareholder will be entitled, subject to certain limitations, either to deduct his pro rata portion of such foreign taxes in computing his taxable income or to credit them against his United States federal income taxes. No deduction for such foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder of a Fund that may be eligible to file the election described in this paragraph will be notified annually whether the foreign taxes paid by such Fund will "pass through" for that year and, if so, such notification will designate (i) the shareholder's portion of the foreign taxes paid to each country and (ii) the portion of dividends that represent income derived from sources within each country. The amount of foreign taxes for which a shareholder may claim a credit in any year will be subject to an overall limitation such that the credit may not exceed the shareholder's United States federal income tax attributable to the shareholder's foreign source taxable income. This limitation generally applies separately to certain specific categories of foreign source income including "passive income," which includes dividends and interest. Because the application of the foregoing rules depends on the particular circumstances of each shareholder, shareholders are urged to consult their tax advisers.

    Certain foreign currency gains or losses attributable to currency exchange rate fluctuations are treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) a Fund's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, such Fund's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital or, in some circumstances, as capital gains. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.

SALE OF SHARES

    The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains, see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

CAPITAL GAINS RATES

    The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in a Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.

WITHHOLDING ON PAYMENTS TO NON-U.S. SHAREHOLDERS

    For purposes of this and the following paragraphs, a "Non-U.S. Shareholder" shall include any shareholder who is not

    - an individual who is a citizen or resident of the United States;

    - a corporation or partnership created or organized under the laws of the United States or any state or political subdivision thereof;

    - an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

    - a trust that (i) is subject to the primary supervision of a U.S. court and which has one or more U.S. fiduciaries who have the authority to control all substantial decisions of the trust, or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

    A Non-U.S. Shareholder generally will be subject to withholding of U.S. federal income tax at a 30% rate (or lower applicable treaty rate), rather than backup withholding (discussed below), on dividends from the Fund (other than capital gain dividends) that are not "effectively connected" with a U.S. trade or business carried on by such shareholder if such shareholder furnishes to the Fund a properly completed Internal Revenue Service ("IRS") Form W-8BEN certifying the shareholder's non-United States status.

    Non-effectively connected capital gain dividends and gains realized from the sale of shares will not be subject to U.S. federal income tax in the case of (i) a Non-U.S. Shareholder that is a corporation and (ii) an individual Non-U.S. Shareholder who is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding and information reporting on capital gain dividends and gross proceeds paid to them upon the sale of their shares. See "Backup Withholding" and "Information Reporting" below.

    If income from a Fund or gains realized from the sale of shares are effectively connected with a Non-U.S. Shareholder's U.S. trade or business, then such amounts will not be subject to the 30% withholding described above, but rather will be subject to U.S. federal income tax on a net basis at the tax rates applicable to U.S. citizens or domestic corporations. To establish that income from a Fund or gains realized from the sale of shares are effectively connected with a U.S. trade or business, a Non-U.S. Shareholder must provide such Fund with a properly completed IRS Form W-8ECI certifying that such amounts are effectively connected with the Non-U.S. Shareholder's U.S. trade or business. Non-U.S. Shareholders that are corporations may also be subject to an additional "branch profits tax" with respect to income from the Fund that is effectively connected with a U.S. trade or business.

    The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. To claim tax treaty benefits, Non-U.S. Shareholders will be required to provide a Fund with a properly completed IRS Form W-8BEN certifying their entitlement thereto. In addition, in certain cases where payments are made to a Non-U.S. Shareholder that is a partnership or other pass-through entity, both the entity and the persons holding an interest in the entity will need to provide certification. For example, an individual Non-U.S. Shareholder who holds shares in a Fund through a non-U.S. partnership must provide an IRS Form W-8BEN to claim the benefits of an applicable tax treaty. Non-U.S. Shareholders are advised to consult their advisers with respect to the tax implications of purchasing, holding and disposing of shares of a Fund.

BACKUP WITHHOLDING

    A Fund may be required to withhold federal income tax ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends paid to a shareholder (other than a Non-U.S. Shareholder) if (i) the shareholder fails to properly furnish such Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that the taxpayer identification number provided is correct, that the shareholder is not subject to backup withholding and that the shareholder is a U.S. person (as defined for U.S. federal income tax purposes). Redemption proceeds may be subject to backup withholding under the circumstances described in (i) above.

    Generally, dividends paid to Non-U.S. Shareholders that are subject to the 30% federal income tax withholding described above under "Withholding on Payments to Non-U.S. Shareholders" are not subject to backup withholding. To avoid backup withholding on capital gain dividends and redemption proceeds, Non-U.S. Shareholders must provide a properly completed IRS Form W-8BEN certifying their non-United States status.

    Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

INFORMATION REPORTING

    Each Fund must report annually to the IRS and to each shareholder (other than a Non-U.S. Shareholder) the amount of dividends, capital gain dividends or redemption proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts. In the case of a Non-U.S. Shareholder, the Fund must report to the IRS and such shareholder the amount of dividends, capital gain dividends or redemption proceeds paid that are subject to withholding (including backup withholding, if any) and the amount of tax withheld with respect to such amounts. This information may also be made available to the tax authorities in a Non-U.S. Shareholder's country of residence.

GENERAL

    The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of a Fund as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                             PERFORMANCE INFORMATION

    The Company may from time to time quote various performance figures to illustrate the Funds' past performance.

    Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations. In the case of total return, non-standardized performance quotations may be furnished by the Company but must be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Company are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by the Company to compute or express performance follows.

TOTAL RETURN

    From time to time the Funds may advertise total return for prior periods. Total return figures are based on historical earnings and are not intended to indicate future performance. The average annual total return is determined by finding the average annual compounded rates of return over one-year, five-year and ten-year periods (or over the life of the Fund, if shorter) that would equate an initial hypothetical investment to its ending redeemable value. The calculation assumes: the maximum sales load is deducted from the initial payment; all dividends and distributions are reinvested when paid at the price stated in the Prospectuses; the deduction of all applicable Company expenses on an annual basis; and the amount was completely redeemed at the end of each one-, five- and ten-year period (or over the life of the Fund) including deduction of the applicable maximum deferred sales load at the time, in the amount and under the terms disclosed in the Prospectus. The Adviser may waive or reimburse fees and/or expenses from time to time; the Fund's returns calculated without waivers or reimbursements would be lower than returns reflecting any waivers or reimbursements.

    Total return figures are calculated according to the following formula:

        n

   P(1+T)   =    ERV

    where:

        P  =    a hypothetical initial payment
        T  =    average annual total return
        n  =    number of years
      ERV  =    ending redeemable value of hypothetical payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the
                1-, 5-, or 10-year periods (or fractional portion thereof).

    Calculated using the formula above, the average annualized total return, for each of the Funds that commenced operations prior to June 30, 2002 for the one and five year periods ended June 30, 2002 and for the period from the inception of each Fund through June 30, 2002 are as follows:

                                                        ONE-YEAR        FIVE-YEAR        INCEPTION
                                          INCEPTION   PERIOD ENDED     PERIOD ENDED       THROUGH
                                            DATE      JUNE 30, 2002   JUNE 30, 2002    JUNE 30, 2002
                                          ---------  ---------------  --------------  ---------------
Global Equity Allocation Fund
    Class A Shares......................  01/04/93       -16.74%        0.11%               7.29%
    Class B Shares(1)...................  08/01/95       -16.63         0.35                5.54
    Class C Shares(1)...................  01/04/93       -13.11         0.58                7.18
Asian Equity Fund
    Class A Shares......................  06/23/93        -0.48       -13.79               -3.94
    Class B Shares(1)...................  08/01/95         0.19       -13.55               -9.80
    Class C Shares(1)...................  06/23/93         4.20       -13.30               -3.94
American Value Fund
    Class A Shares......................  10/18/93       -14.38         4.31                9.23
    Class B Shares(1)...................  08/01/95       -14.34         4.51                9.19
    Class C Shares(1)...................  10/18/93       -10.73         4.76                9.13

                                                        ONE-YEAR        FIVE-YEAR        INCEPTION
                                          INCEPTION   PERIOD ENDED     PERIOD ENDED       THROUGH
                                            DATE      JUNE 30, 2002   JUNE 30, 2002    JUNE 30, 2002
                                          ---------  ---------------  --------------  ---------------
Worldwide High Income Fund
    Class A Shares......................  04/21/94       -11.29            -3.59             4.42
    Class B Shares(1)...................  08/01/95       -10.76            -3.53             3.56
    Class C Shares(1)...................  04/21/94        -8.29            -3.36             4.27
Emerging Markets Fund
    Class A Shares......................  07/06/94        -2.85            -7.93            -3.41
    Class B Shares(1)...................  08/01/95        -2.59            -7.73            -2.54
    Class C Shares(1)...................  07/06/94         1.53            -7.42            -3.35
Latin American Fund
    Class A Shares......................  07/06/94       -23.63            -6.47             2.38
    Class B Shares(1)...................  08/01/95       -23.55            -6.21             5.95
    Class C Shares(1)...................  07/06/94       -20.27            -6.01             2.38
Focus Equity Fund
    Class A Shares......................  01/02/96       -27.29             1.94             8.63
    Class B Shares......................  01/02/96       -27.27             2.17             8.83
    Class C Shares......................  01/02/96       -24.20             2.41             8.83
International Magnum Fund
    Class A Shares......................  07/01/96       -15.06            -4.41            -1.09
    Class B Shares......................  07/01/96       -14.73            -4.10            -0.71
    Class C Shares......................  07/01/96       -11.17            -3.81            -0.71
Value Fund
    Class A Shares......................  07/07/97       -19.92              N/A             0.09
    Class B Shares......................  07/07/97       -20.15              N/A             0.16
    Class C Shares......................  07/07/97       -16.79              N/A             0.46
Global Value Equity Fund
    Class A Shares......................  10/29/97       -10.69              N/A             2.27
    Class B Shares......................  10/29/97       -10.51              N/A             2.55
    Class C Shares......................  10/29/97        -6.75              N/A             2.84
Equity Growth Fund
    Class A Shares......................  05/29/98       -26.62              N/A            -3.48
    Class B Shares......................  05/29/98       -26.51              N/A            -3.08
    Class C Shares......................  05/29/98       -23.44              N/A            -2.78
European Value Equity Fund
    Class A Shares......................  09/25/98        -6.55              N/A             0.97
    Class B Shares......................  09/25/98        -5.91              N/A             1.44
    Class C Shares......................  09/25/98        -1.88              N/A             1.97
Global Franchise Fund
    Class A Shares......................  09/25/98         9.75              N/A            17.52
    Class B Shares......................  09/25/98        10.53              N/A            18.03
    Class C Shares......................  09/25/98        14.53              N/A            18.68
Mid Cap Growth Fund
    Class A Shares......................  10/25/99       -35.25              N/A           -16.17
    Class B Shares......................  10/25/99       -35.18              N/A           -15.83
    Class C Shares......................  10/25/99       -32.56              N/A           -14.94
Emerging Markets Debt Fund
    Class A Shares......................       N/A           --               --               --
    Class B Shares......................       N/A           --               --               --
    Class C Shares......................       N/A           --               --               --
Growth and Income Fund II
    Class A Shares......................       N/A           --               --               --
    Class B Shares......................       N/A           --               --               --
    Class C Shares......................       N/A           --               --               --
Japanese Equity Fund
    Class A Shares......................       N/A           --               --               --
    Class B Shares......................       N/A           --               --               --
    Class C Shares......................       N/A           --               --               --

------------------
  The Emerging Markets Debt, Growth and Income II, and Japanese Equity Funds had not commenced operations in the fiscal year ended June 30, 2002.

(1) The Class B shares listed above were created on May 1, 1995. The original Class B shares were renamed Class C shares, as listed above, on May 1, 1995. The Class B shares commenced operations on August 1, 1995.

YIELD FOR CERTAIN FUNDS

    From time to time certain of the Funds may advertise yield.

    Current yield reflects the income per share earned by a Fund's investments.

    Current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period.

    Current yield figures are obtained using the following formula:

        Yield = 2[(a-b + 1)TO THE POWER OF 6 - 1]
                   ---
                   cd

    where:

a    =    dividends and interest earned during the period
b    =    expenses accrued for the period (net of reimbursements)
c    =    the average daily number of shares outstanding during the
          period that were entitled to receive income distributions
d    =    the maximum offering price per share on the last day of the period

    The respective current yields for the following Funds 30-day period ended June 30, 2002 were as follows:

                                                    CLASS A    CLASS B    CLASS C
        FUND NAME                                    SHARES     SHARES     SHARES
        ---------                                   --------   --------   --------
Worldwide High Income Fund                            8.57%      8.33%      8.33%

COMPARISONS

    To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding the Company may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages.

    In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Company's Funds, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Company to calculate its performance. In addition, there can be no assurance that the Company will continue this performance as compared to such other averages.

GENERAL PERFORMANCE INFORMATION

    Each Fund's performance will fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. Past performance is not necessarily indicative of future return. Actual performance will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in interest rates, portfolio expenses and other factors. Performance is one basis investors may use to analyze a Fund as compared to other funds and other investment vehicles. However, performance of other funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining performance.

    From time to time, a Fund's performance may be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of the Funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

    Fund advertising may include data on historical returns of the capital markets in the United States compiled or published by research firms, including returns on common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Funds. The Funds may also compare their performance to that of other compilations or indices that may be developed and made available in the future.

    The Funds may include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, foreign securities, stocks, bonds, treasury bills and shares of a Fund. In addition, advertisements may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and various investment alternatives. The Funds may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original investment in the Fund, but also of the additional Fund shares received through reinvestment.

    The Funds may include in its advertisements, discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments). Advertisements and sales materials relating to a Fund may include information regarding the background and experience of its portfolio managers; the resources, expertise and support made available to the portfolio managers and the portfolio managers' goals, strategies and investment techniques.

    The Funds' advertisements may discuss economic and political conditions of the United States and foreign countries, the relationship between sectors of the U.S., a foreign, or the global economy and the U.S., a foreign, or the global economy as a whole and the effects of inflation. The Funds may include discussions and illustrations of the growth potential of various global markets including, but not limited to, Africa, Asia, Europe, Latin America, North America, South America, Emerging Markets and individual countries. These discussions may include the past performance of the various markets or market sectors; forecasts of population, gross national product and market performance; and the underlying data which supports such forecasts. From time to time, advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in the Funds' shareholder reports (including the investment composition of a Fund), as well as views as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund.

    The Funds may quote various measures of volatility and benchmark correlation in advertising. The Funds may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. A Fund may also advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics.

    The Funds may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

    From time to time marketing materials may provide a portfolio manager update, an Adviser update and discuss general economic conditions and outlooks. The Funds' marketing materials may also show each Fund's asset class diversification, top sector holdings and largest holdings. Materials may also mention how the Distributor believes a Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by the investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Funds may also be marketed on the internet.

                                OTHER INFORMATION

CUSTODY OF ASSETS

    Except for segregated assets held by a futures commission merchant pursuant to rule and regulations promulgated under the 1940 Act, all securities owned by each of the Funds and all cash, including proceeds from the sale of shares of the Funds and of securities in each Fund's portfolio, are held by The Chase Manhattan Bank, as the Company's custodian.

SHAREHOLDER REPORTS

    Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent auditors.

INDEPENDENT AUDITORS

    Independent auditors for the Company perform an annual audit of the Funds' financial statements. The Company's Board of Directors has engaged Deloitte & Touche LLP, located at Two Prudential Plaza, 180 North Stetson Avenue, Chicago, Illinois 60601, to be the Company's independent auditors, effective May 18, 2000.

LEGAL COUNSEL

    Counsel to the Funds is Skadden, Arps, Slate, Meagher & Flom (Illinois).

Appendix -- Description of Securities Ratings

...........................

STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P) follow:

A S&P credit rating is a current opinion of the creditworthiness of an obligor with respect to a financial obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the obligor or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.  Nature of and provisions of the obligation; and

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                  LONG-TERM CREDIT RATINGS -- INVESTMENT GRADE

AAA: An obligation rated "AAA" has the highest rating assigned by S&P. Capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated "AA" differs from the highest rated issues only in small degree. Capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. Capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

                                SPECULATIVE GRADE

BB, B, CCC, CC, C: Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol highlights derivative, hybrid and certain other obligations that S&P believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples include: obligations linked or indexed to equities, currencies, or commodities; certain swaps and options; and interest-only and principal-only mortgage securities.

DEBT OBLIGATIONS OF ISSUERS OUTSIDE THE UNITED STATES AND ITS TERRITORIES are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain ratings or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

                                COMMERCIAL PAPER

A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However adverse economic conditions or changing circumstances are more likely to lead to a weakening capacity of the obligor to meet its financial commitment on the obligation.

B: Issues rated "B" are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: This rating is assigned to short-term debt obligations currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

MOODY'S INVESTORS SERVICE -- A brief description of the applicable Moody's Investors Service (Moody's) rating symbols and their meanings (as published by Moody's Investors Service) follows:

                                 LONG-TERM DEBT

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.  An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.  There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                                 SHORT-TERM DEBT

Moody's short-term issuer ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

-- Leading market positions in well-established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

                                 PREFERRED STOCK

Preferred stock rating symbols and their definitions are as follows:

aaa: An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa: An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a: An issue which is rated "a" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

baa: An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba: An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b: An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa: An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca: An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

c: This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3 in each rating classifications "aa" through "b". The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

REPORT OF INDEPENDENT AUDITORS


To the Board of Directors and Shareholders of Van Kampen American Value Fund

     We have audited the accompanying statement of assets and liabilities of Van Kampen American Value Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to June 30, 2000 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Value Fund as of June 30, 2002, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 12, 2002

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                          MARKET
                    DESCRIPTION                            SHARES          VALUE
COMMON STOCKS  92.9%
BASIC RESOURCES  6.2%
BASIC CHEMICALS  0.4%
Cambrex Corp.                                                6,900     $    276,690
Solutia, Inc.                                              199,200        1,398,384
                                                                       ------------
                                                                          1,675,074
                                                                       ------------
CONTAINERS  1.5%
Owens-Illinois, Inc. (a)                                    83,200        1,143,168
Pactiv Corp. (a)                                            89,000        2,118,200
Rock-Tenn Co., Class A                                      29,400          539,490
Smurfit-Stone Container Corp. (a)                          223,500        3,446,370
                                                                       ------------
                                                                          7,247,228
                                                                       ------------
MISCELLANEOUS INDUSTRIALS  0.5%
GenCorp, Inc.                                              167,700        2,398,110
                                                                       ------------
NON-FERROUS METALS  0.5%
Freeport-McMoRan Copper & Gold, Inc., Class B (a)          119,300        2,129,505
                                                                       ------------
PAPER  1.2%
Boise Cascade Corp.                                         85,200        2,941,956
Bowater, Inc.                                               52,600        2,859,862
                                                                       ------------
                                                                          5,801,818
                                                                       ------------
SPECIALTY CHEMICALS  1.4%
Engelhard Corp.                                             84,600        2,395,872
Georgia Gulf Corp.                                          58,900        1,557,316
Nova Chemicals Corp.                                        39,000          879,060
Pall Corp.                                                  76,200        1,581,150
                                                                       ------------
                                                                          6,413,398
                                                                       ------------
STEEL  0.7%
AK Steel Holding Corp. (a)                                 172,700        2,212,287
GrafTech International Ltd. (a)                             57,800          710,940
United States Steel Corp.                                   30,800          612,612
                                                                       ------------
                                                                          3,535,839
                                                                       ------------
TOTAL BASIC RESOURCES                                                    29,200,972
                                                                       ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                          MARKET
               DESCRIPTION                                 SHARES          VALUE
BEVERAGES & HOUSEHOLD PRODUCTS  0.9%
BEVERAGES  0.9%
Constellation Brands, Inc., Class A (a)                     47,000     $  1,504,000
Pepsi Bottling Group, Inc.                                  85,000        2,618,000
                                                                       ------------
                                                                          4,122,000
                                                                       ------------
CONSUMER DURABLES  8.3%
AUTOMOTIVE RELATED  3.4%
BorgWarner, Inc.                                            24,800        1,432,448
Lear Corp. (a)                                              51,100        2,363,375
Magna International, Inc., Class A                          50,000        3,442,500
Superior Industries International, Inc.                    141,400        6,539,750
Tower Automotive, Inc. (a)                                 157,100        2,191,545
                                                                       ------------
                                                                         15,969,618
                                                                       ------------
BUILDING & HOUSING  2.4%
Beazer Homes USA, Inc.                                      24,400        1,952,000
KB Home                                                     50,900        2,621,859
MDC Holdings, Inc.                                          36,200        1,882,400
Standard-Pacific Corp.                                      56,200        1,971,496
Toll Brothers, Inc. (a)                                     88,700        2,598,910
                                                                       ------------
                                                                         11,026,665
                                                                       ------------
FURNISHING & APPLIANCES  1.9%
Furniture Brands International, Inc. (a)                    68,500        2,072,125
Mohawk Industries, Inc. (a)                                 74,540        4,586,446
Stanley Works (The)                                         60,600        2,485,206
                                                                       ------------
                                                                          9,143,777
                                                                       ------------
RECREATION & TOYS  0.6%
Hasbro, Inc.                                               140,700        1,907,892
Racing Champions Corp. (a)                                  58,500        1,080,495
                                                                       ------------
                                                                          2,988,387
                                                                       ------------
TOTAL CONSUMER DURABLES                                                  39,128,447
                                                                       ------------
CONSUMER SERVICES  3.0%
ENTERTAINMENT & LEISURE  0.7%
Argosy Gaming Co. (a)                                       26,600          755,440
Gtech Holdings Corp. (a)                                    98,200        2,508,028
                                                                       ------------
                                                                          3,263,468
                                                                       ------------
LODGING  0.7%
FelCor Lodging Trust, Inc.                                  76,600        1,405,610
Meristar Hospitality Corp.                                 112,700        1,718,675
                                                                       ------------
                                                                          3,124,285
                                                                       ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                          MARKET
                DESCRIPTION                                SHARES          VALUE
OTHER  0.3%
Corinthian Colleges, Inc. (a)                               46,200     $  1,565,718
                                                                       ------------
PUBLISHING & BROADCASTING  1.3%
Charter Communications, Inc., Class A (a)                  195,300          796,824
Cumulus Media, Inc., Class A (a)                           132,000        1,818,960
Scholastic Corp. (a)                                        31,500        1,193,850
Valassis Communications, Inc.                               63,300        2,310,450
                                                                       ------------
                                                                          6,120,084
                                                                       ------------
TOTAL CONSUMER SERVICES                                                  14,073,555
                                                                       ------------
ENERGY  5.6%
NATURAL GAS  0.7%
Chesapeake Energy Corp. (a)                                234,700        1,689,840
MDU Resources Group, Inc.                                   62,700        1,648,383
                                                                       ------------
                                                                          3,338,223
                                                                       ------------
OIL-DOMESTIC & CRUDE  2.4%
Noble Energy, Inc.                                          55,300        1,993,565
Pioneer Natural Resources Co. (a)                           85,300        2,222,065
Pogo Producing Co.                                         119,300        3,891,566
XTO Energy, Inc.                                           149,050        3,070,430
                                                                       ------------
                                                                         11,177,626
                                                                       ------------
OIL-INTERNATIONAL  0.3%
Stone Energy Corp. (a)                                      33,400        1,344,350
                                                                       ------------
OIL-OFFSHORE DRILLING  1.8%
Grant Prideco, Inc. (a)                                    105,300        1,432,080
Grey Wolf, Inc. (a)                                        389,200        1,591,828
Precision Drilling Corp. (a)                                97,000        3,369,780
Rowan Cos., Inc.                                           101,300        2,172,885
                                                                       ------------
                                                                          8,566,573
                                                                       ------------
OIL-WELL EQUIPMENT & SERVICES  0.4%
Tidewater, Inc.                                             57,400        1,889,608
                                                                       ------------
TOTAL ENERGY                                                             26,316,380
                                                                       ------------
FINANCIAL SERVICES  26.4%
ASSET MANAGEMENT  1.5%
Affiliated Managers Group, Inc. (a)                         43,800        2,693,700
Federated Investors, Inc., Class B                          83,800        2,896,966
Legg Mason, Inc.                                            29,800        1,470,332
                                                                       ------------
                                                                          7,060,998
                                                                       ------------
BANKS  10.4%
Associated Banc-Corp.                                       86,570        3,264,555
Banknorth Group, Inc.                                      161,100        4,191,822

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                          MARKET
                     DESCRIPTION                           SHARES          VALUE
BANKS (CONTINUED)
Bankunited Financial Corp., Class A (a)                     31,200      $   597,480
City National Corp.                                         72,100        3,875,375
Compass Bancshares, Inc.                                    81,700        2,745,120
Cullen/Frost Bankers, Inc.                                  56,900        2,045,555
FirstMerit Corp.                                            71,500        1,971,970
Fulton Financial Corp.                                      98,750        1,869,337
Hibernia Corp., Class A                                    174,000        3,443,460
Independence Community Bank Corp.                           80,200        2,304,146
Mercantile Bankshares Corp.                                 84,100        3,450,623
New York Community Bancorp, Inc.                            87,500        2,371,250
Provident Financial Group                                  125,000        3,626,250
Republic Bancorp, Inc.                                     122,300        1,827,162
Sovereign Bancorp, Inc.                                     96,600        1,444,170
Trustmark Corp.                                              5,500          140,525
United Bankshares, Inc.                                    109,200        3,208,296
Webster Financial Corp.                                     40,900        1,564,016
Zions Bancorp.                                              98,500        5,131,850
                                                                       ------------
                                                                         49,072,962
                                                                       ------------
CREDIT & FINANCE  2.2%
Doral Financial Corp.                                       45,500        1,519,245
Downey Financial Corp.                                      24,000        1,135,200
Federal Agricultural Mortgage Corp., Class C (a)            56,400        1,505,880
GATX Corp.                                                 142,700        4,295,270
Providian Financial Corp.                                  278,400        1,636,992
                                                                       ------------
                                                                         10,092,587
                                                                       ------------
INSURANCE  4.5%
American Financial Group, Inc.                              74,000        1,768,600
Everest Re Group Ltd.                                      102,500        5,734,875
Horace Mann Educators Corp.                                 64,500        1,204,215
Ohio Casualty Corp. (a)                                     72,200        1,508,980
PartnerRe Ltd.                                              71,500        3,499,925
Protective Life Corp.                                       39,100        1,294,210
Reinsurance Group of America, Inc.                          83,200        2,564,224
Scottish Annuity & Life Holdings Ltd.                      100,300        1,913,724
WR Berkley Corp.                                            29,400        1,617,000
                                                                       ------------
                                                                         21,105,753
                                                                       ------------
REAL ESTATE INVESTMENT TRUSTS  7.8%
AMB Property Corp.                                          89,900        2,786,900
Apartment Investment & Management Co., Class A              69,200        3,404,640
Arden Realty, Inc.                                          65,100        1,852,095
BRE Properties, Inc., Class A                               44,500        1,384,395
Camden Property Trust                                       40,400        1,496,012

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                          MARKET
                DESCRIPTION                                SHARES          VALUE
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Duke Realty Corp.                                           99,500     $  2,880,525
General Growth Properties, Inc.                             55,700        2,840,700
Kilroy Realty Corp.                                         53,000        1,417,750
Kimco Realty Corp.                                          44,700        1,497,003
Pan Pacific Retail Properties, Inc.                         19,200          656,256
ProLogis Trust                                              94,300        2,451,800
PS Business Parks, Inc.                                     55,500        1,939,725
Reckson Associates Realty Corp.                             20,900          520,410
Regency Centers Corp.                                       27,300          809,445
Rouse Co. (The)                                             79,000        2,607,000
Shurgard Storage Centers, Inc.                              40,600        1,408,820
Trizec Canada, Inc.                                         76,630        1,238,317
Trizec Properties, Inc.                                     70,000        1,180,200
Trizec Properties, Inc., Exchange Certificates               8,769          148,196
United Dominion Realty Trust                               124,400        1,959,300
Weingarten Realty Investors                                 64,550        2,285,070
                                                                       ------------
                                                                         36,764,559
                                                                       ------------
TOTAL FINANCIAL SERVICES                                                124,096,859
                                                                       ------------

FOOD & TOBACCO  2.1%
FOOD PRODUCTS  1.7%
Fresh Del Monte Produce, Inc.                              121,900        3,047,500
NBTY, Inc. (a)                                             307,500        4,760,100
                                                                       ------------
                                                                          7,807,600
                                                                       ------------
TOBACCO  0.4%
R.J. Reynolds Tobacco Holdings, Inc.                        38,400        2,064,000
                                                                       ------------
TOTAL FOOD & TOBACCO                                                      9,871,600
                                                                       ------------
HEALTH CARE  10.6%
DRUGS  3.8%
Cell Pathways, Inc. (a)                                    350,000          525,000
Cephalon, Inc. (a)                                          72,200        3,263,440
CV Therapeutics, Inc. (a)                                   96,600        1,798,692
InterMune, Inc. (a)                                        111,900        2,361,090
OSI Pharmaceuticals, Inc. (a)                               39,400          946,388
Protein Design Labs, Inc. (a)                              196,500        2,133,990
Scios, Inc. (a)                                             60,100        1,839,661
Telik, Inc. (a)                                            185,400        2,317,500
Transkaryotic Therapies, Inc. (a)                           81,600        2,941,680
                                                                       ------------
                                                                         18,127,441
                                                                       ------------
HEALTH SERVICES  4.1%
AdvancePCS (a)                                              81,300        1,946,322
Anthem, Inc. (a)                                            35,100        2,368,548

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                          MARKET
               DESCRIPTION                                 SHARES          VALUE
HEALTH SERVICES (CONTINUED)
Apria Healthcare Group, Inc. (a)                            83,400     $  1,868,160
Caremark Rx, Inc. (a)                                      298,700        4,928,550
Covance, Inc. (a)                                          122,900        2,304,375
Health Net, Inc. (a)                                        89,200        2,387,884
Laboratory Corp. Of America Holdings (a)                    50,700        2,314,455
Medcath Corp. (a)                                           60,900        1,041,390
                                                                       ------------
                                                                         19,159,684
                                                                       ------------
HEALTH TECHNOLOGY  2.2%
Advanced Neuromdulation Systems, Inc. (a)                   54,800        1,671,400
Conceptus, Inc. (a)                                        100,000        1,649,000
Quinton Cardiology Systems, Inc. (a)                       111,400        1,009,284
St. Jude Medical, Inc. (a)                                  31,800        2,348,430
Therasense, Inc. (a)                                        54,900        1,014,003
Varian Medical Systems, Inc. (a)                            63,600        2,578,980
                                                                       ------------
                                                                         10,271,097
                                                                       ------------
HOSPITAL SUPPLIES  0.5%
Steris Corp. (a)                                           116,700        2,230,137
                                                                       ------------
TOTAL HEALTH CARE                                                        49,788,359
                                                                       ------------
HEAVY INDUSTRY/TRANSPORTATION  12.6%
AEROSPACE  1.2%
Goodrich (B.F.) Co.                                        132,100        3,608,972
Titan Corp. (a)                                            111,400        2,037,506
                                                                       ------------
                                                                          5,646,478
                                                                       ------------
AIR TRANSPORTATION  1.3%
AMR Corp.                                                   67,700        1,141,422
Atlantic Coast Airlines Holdings, Inc. (a)                  23,900          518,630
Delta Airlines, Inc.                                        58,500        1,170,000
SkyWest, Inc.                                               68,200        1,595,198
Swift Transportation Co., Inc. (a)                          82,000        1,910,600
                                                                       ------------
                                                                          6,335,850
                                                                       ------------
BUSINESS SERVICES  1.4%
Allied Waste Industries, Inc. (a)                          261,000        2,505,600
Diebold, Inc.                                               28,800        1,072,512
ITT Educational Services, Inc. (a)                          22,600          492,680
Viad Corp.                                                  97,600        2,537,600
                                                                       ------------
                                                                          6,608,392
                                                                       ------------
ELECTRICAL EQUIPMENT  1.0%
Cooper Industries Ltd., Class A                             89,200        3,505,560
York International Corp.                                    34,600        1,169,134
                                                                       ------------
                                                                          4,674,694
                                                                       ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                          MARKET
             DESCRIPTION                                   SHARES          VALUE
MACHINERY  3.0%
AGCO Corp. (a)                                              83,800     $  1,634,100
Cummins Engine Co., Inc.                                    58,000        1,919,800
Flowserve Corp. (a)                                        120,500        3,590,900
Manitowoc Co., Inc.                                         34,450        1,222,630
Navistar International Corp. (a)                           121,900        3,900,800
Robbins & Myers, Inc.                                       60,500        1,588,125
                                                                       ------------
                                                                         13,856,355
                                                                       ------------
MISCELLANEOUS INDUSTRIALS  2.9%
FMC Corp. (a)                                               79,900        2,410,583
Pittston Brinks Group                                      138,000        3,312,000
Tetra Tech, Inc. (a)                                       199,100        2,926,770
Texas Industries, Inc.                                      81,800        2,575,882
Wabash National Corp.                                      219,200        2,192,000
                                                                       ------------
                                                                         13,417,235
                                                                       ------------
RAILROADS  0.3%
RailAmerica, Inc. (a)                                      140,600        1,521,292
                                                                       ------------
SHIPPING & FREIGHT  1.5%
Arkansas Best Corp. (a)                                     86,800        2,211,664
CNF Transportation, Inc.                                    17,400          660,852
Pacer International, Inc. (a)                               91,700        1,580,908
U.S. Freightways Corp.                                      51,000        1,931,370
Werner Enterprises, Inc.                                     4,500           95,895
Yellow Corp. (a)                                            21,300          690,120
                                                                       ------------
                                                                          7,170,809
                                                                       ------------
TOTAL HEAVY INDUSTRY/TRANSPORTATION                                      59,231,105
                                                                       ------------
RETAIL  7.5%
APPAREL  3.0%
Charlotte Russe Holding, Inc. (a)                           68,700        1,534,071
Christopher & Banks Corp. (a)                               35,700        1,510,110
dELiA's Corp., Class A (a)                                 348,400        1,776,840
J. Jill Group, Inc. (The) (a)                               63,200        2,398,440
Pacific Sunwear of California (a)                           73,100        1,620,627
Quicksilver, Inc. (a)                                      105,300        2,611,440
Urban Outfitters, Inc. (a)                                  77,900        2,704,688
                                                                       ------------
                                                                         14,156,216
                                                                       ------------
DEPARTMENT STORES  0.5%
Stage Stores, Inc. (a)                                      71,400        2,480,436
                                                                       ------------
FOOD RETAILERS  0.7%
Fleming Cos., Inc.                                          97,900        1,776,885
Whole Foods Market, Inc. (a)                                29,900        1,441,778
                                                                       ------------
                                                                          3,218,663
                                                                       ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                          MARKET
                      DESCRIPTION                          SHARES          VALUE
RESTAURANTS  0.7%
CBRL Group, Inc.                                           106,400     $  3,247,328
Sonic Corp. (a)                                              6,500          204,165
                                                                       ------------
                                                                          3,451,493
                                                                       ------------
SPECIALTY STORES  2.6%
AutoZone, Inc. (a)                                          17,900        1,383,670
Foot Locker, Inc. (a)                                      145,700        2,105,365
Gamestop Corp. (a)                                          93,800        1,968,862
Gart Sports Co. (a)                                         42,600        1,213,674
Genesco, Inc. (a)                                           79,000        1,923,650
GSI Commerce, Inc. (a)                                     105,900          788,955
Linens `n Things, Inc. (a)                                  84,300        2,765,883
                                                                       ------------
                                                                         12,150,059
                                                                       ------------
TOTAL RETAIL                                                             35,456,867
                                                                       ------------
TECHNOLOGY  6.3%
COMPUTERS & OFFICE EQUIPMENT  1.8%
Ikon Office Solutions, Inc.                                135,700        1,275,580
Pinnacle Systems, Inc. (a)                                 437,200        4,804,391
Varian, Inc. (a)                                            61,100        2,013,245
Western Digital Corp. (a)                                  149,200          484,900
                                                                       ------------
                                                                          8,578,116
                                                                       ------------
ELECTRONICS  2.5%
Avnet, Inc.                                                 83,400        1,833,966
Axcelis Technologies, Inc. (a)                              82,400          931,120
Brooks-PRI Automation, Inc. (a)                             79,700        2,037,132
ChipPAC, Inc., Class A (a)                                  84,800          524,064
Conexant Systems, Inc. (a)                                 239,800          388,476
Cypress Semiconductor Corp. (a)                             72,900        1,106,622
Fairchild Semiconductor International, Inc., Class A (a)    43,700        1,061,910
Kulicke & Soffa Industries (a)                             115,100        1,426,089
Lam Research Corp. (a)                                      75,000        1,348,500
Photronics, Inc. (a)                                        41,300          782,222
Skyworks Solutions, Inc.                                    84,170          467,143
                                                                       ------------
                                                                         11,907,244
                                                                       ------------
SOFTWARE & SERVICES  1.4%
Henry (Jack) & Associates                                   67,100        1,119,899
Hewitt Associates, Inc. (a)                                 23,600          549,880
Macromedia, Inc. (a)                                       119,900        1,063,513
Mentor Graphics Corp. (a)                                   90,200        1,282,644
Secure Computing Corp. (a)                                 154,600        1,167,230

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                          MARKET
                      DESCRIPTION                          SHARES          VALUE
SOFTWARE & SERVICES (CONTINUED)
TIBCO Software, Inc. (a)                                   226,700     $  1,260,452
Zomax, Inc. (a)                                             21,400           83,460
                                                                       ------------
                                                                          6,527,078
                                                                       ------------
TELECOMMUNICATIONS EQUIPMENT  0.6%
Andrew Corp. (a)                                            30,500          437,065
DMC Stratex Networks, Inc. (a)                             186,300          374,463
Harmonic, Inc. (a)                                         107,200          392,245
Powerwave Technologies, Inc. (a)                           145,900        1,336,444
                                                                       ------------
                                                                          2,540,217
                                                                       ------------
TOTAL TECHNOLOGY                                                         29,552,655
                                                                       ------------
UTILITIES  3.4%
ELECTRIC POWER  3.1%
Calpine Corp. (a)                                          600,500        4,221,515
DPL, Inc.                                                   69,866        1,847,955
Pinnacle West Capital Corp.                                 46,400        1,832,800
PNM Resources, Inc.                                         51,400        1,243,880
Potomac Electric Power Co.                                 186,600        4,008,168
Teco Energy, Inc.                                           70,000        1,732,500
                                                                       ------------
                                                                         14,886,818
                                                                       ------------
NATURAL GAS PIPELINES  0.3%
Questar Corp.                                               54,700        1,351,090
                                                                       ------------
TOTAL UTILITIES                                                          16,237,908
                                                                       ------------
TOTAL LONG-TERM INVESTMENTS  92.9%
    (Cost $419,726,046)                                                 437,076,707
                                                                       ------------
REPURCHASE AGREEMENT  2.5%
J.P. Morgan Securities Inc. ($11,645,000 par collateralized by
    U.S. Government obligations in a pooled cash account, dated
    06/28/02, to be  sold on 07/01/02 at $11,646,698)
    (Cost $11,645,000)                                                   11,645,000
                                                                       ------------
TOTAL INVESTMENTS  95.4%
    (Cost $431,371,046)                                                 448,721,707

OTHER ASSETS IN EXCESS OF LIABILITIES  4.6%                              21,427,966
                                                                       ------------
NET ASSETS  100%                                                       $470,149,673
                                                                       ============

(a) NON-INCOME PRODUCING SECURITY AS THIS STOCK CURRENTLY DOES NOT DECLARE DIVIDENDS.

                       SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
JUNE 30, 2002

ASSETS:
Total Investments (Cost $431,371,046)                                 $ 448,721,707
Cash                                                                        177,836
Receivables:
  Investments Sold                                                       39,323,832
  Dividends                                                                 385,657
  Fund Shares Sold                                                          367,666
  Interest                                                                    1,698
Other                                                                        51,805
                                                                      -------------
    Total Assets                                                        489,030,201
                                                                      -------------

LIABILITIES:
Payables:
  Investments Purchased                                                  15,610,977
  Fund Shares Repurchased                                                 2,139,559
  Distributor and Affiliates                                                445,000
  Investment Advisory Fee                                                   339,152
  Administrative Fee                                                        107,342
  Directors' Fee                                                              2,316
Accrued Expenses                                                            183,660
Directors' Deferred Compensation and Retirement Plans                        52,522
                                                                      -------------
    Total Liabilities                                                    18,880,528
                                                                      -------------
NET ASSETS                                                            $ 470,149,673
                                                                      =============
NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 2,625,000,000
shares authorized )                                                   $ 581,340,812
Net Unrealized Appreciation                                              17,350,661
Accumulated Net Investment Loss                                             (56,191)
Accumulated Net Realized Loss                                          (128,485,609)
                                                                      -------------
NET ASSETS                                                            $ 470,149,673
                                                                      =============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share
    (Based on net assets of $192,986,371 and 10,915,010
    shares of beneficial interest issued and outstanding)             $       17.68
    Maximum sales charge (5.75%* of offering price)                            1.08
                                                                      -------------
    Maximum offering price to public                                  $       18.76
                                                                      =============

  Class B Shares:
    Net asset value and offering price per share
    (Based on net assets of $198,411,682 and 11,704,535 shares
    of beneficial interest issued and outstanding)                    $       16.95
                                                                      =============

  Class C Shares:
    Net asset value and offering price per share
    (Based on net assets of $78,751,620 and 4,641,317 shares
    of beneficial interest issued and outstanding)                    $       16.97
                                                                      =============


*    ON SALES OF $50,000 OR MORE, THE SALES CHARGE WILL BE REDUCED.

                       SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2002

INVESTMENT INCOME:

Dividends (Net of foreign withholding taxes of $18,376)               $  6,322,373
Interest                                                                   531,819
                                                                      ------------
    Total Income                                                         6,854,192
                                                                      ------------
EXPENSES:
Investment Advisory Fee                                                  4,810,616
Distribution (12b-1) and Service Fees
  (Attributed to Classes A, B and C
  of $606,484, $2,267,094 and $966,501, respectively)                    3,840,079
Administrative Fee                                                       1,451,305
Shareholder Services                                                       147,669
Custody                                                                     77,156
Legal                                                                       49,275
Directors' Fees and Related Expenses                                        19,579
Other                                                                      273,275
                                                                      ------------
    Total Expenses                                                      10,668,954
                                                                      ------------
NET INVESTMENT LOSS                                                   $ (3,814,762)
                                                                      ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss                                                     $(20,889,718)
                                                                      ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period                                               57,452,103
  End of the Period                                                     17,350,661
                                                                      ------------
Net Unrealized Depreciation During the Period                          (40,101,442)
                                                                      ------------
NET REALIZED AND UNREALIZED LOSS                                      $(60,991,160)
                                                                      ============
NET DECREASE IN NET ASSETS FROM OPERATIONS                            $(64,805,922)
                                                                      ============

                       SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets

                                                            YEAR ENDED       YEAR ENDED
                                                          JUNE 30, 2002     JUNE 30, 2001
                                                         ---------------   ---------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss                                       $  (3,814,762)   $  (4,359,699)
Net Realized Loss                                           (20,889,718)     (95,535,411)
Net Unrealized Appreciation/Depreciation During the
   Period                                                   (40,101,442)      11,268,172
                                                          -------------    -------------
Change in Net Assets from Operations                        (64,805,922)     (88,626,938)
                                                          -------------    -------------
Distributions from Net Realized Gain:
Class A Shares                                                      -0-      (27,279,026)
Class B Shares                                                      -0-      (23,246,950)
Class C Shares                                                      -0-      (11,742,783)
                                                          -------------    -------------
Total Distributions                                                 -0-      (62,268,759)
                                                          -------------    -------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES         (64,805,922)    (150,895,697)
                                                          -------------    -------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                    69,400,488      132,396,586
Net Asset Value of Shares Issued Through Dividend
   Reinvestment                                                     -0-       42,701,654
Cost of Shares Repurchased                                 (240,840,954)    (301,954,658)
                                                          -------------    -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS         (171,440,466)    (126,856,418)
                                                          -------------    -------------
TOTAL DECREASE IN NET ASSETS                               (236,246,388)    (277,752,115)
NET ASSETS:
Beginning of the Period                                     706,396,061      984,148,176
                                                          -------------    -------------
End of the Period (Including accumulated net investment
   loss of $(56,191) and $(50,196), respectively)         $ 470,149,673    $ 706,396,061
                                                          =============    =============

                        SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
HIGHLIGHTS FOR ONE SHARE OF THE FUND
OUTSTANDING THROUGHOUT THE
PERIODS INDICATED.

CLASS A SHARES                                           YEAR ENDED JUNE 30,
                                      -------------------------------------------------------
                                      2002(a)     2001(a)     2000(a)     1999(a)     1998(a)
                                      -------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                       $ 19.46     $ 23.03     $ 23.58     $ 21.34     $ 17.59
                                      -------     -------     -------     -------     -------
Net Investment Income/Loss              (0.05)      (0.02)      (0.08)       0.01       (0.02)
Net Realized and Unrealized
  Gain/Loss                             (1.73)      (1.97)       1.09        3.43        4.84
                                      -------     -------     -------     -------     -------
Total from Investment Operations        (1.78)      (1.99)       1.01        3.44        4.82
                                      -------     -------     -------     -------     -------
Less:
  Distributions from Net Investment
    Income                                -0-         -0-         -0-         -0-       (0.03)
  Distributions from Net Realized
    Gain                                  -0-       (1.58)      (1.56)      (1.20)      (1.04)
                                      -------     -------     -------     -------     -------
Total Distributions                       -0-       (1.58)      (1.56)      (1.20)      (1.07)
                                      -------     -------     -------     -------     -------
NET ASSET VALUE, END OF THE
  PERIOD                              $ 17.68     $ 19.46     $ 23.03     $ 23.58     $ 21.34
                                      =======     =======     =======     =======     =======

Total Return* (b)                       -9.14%      -8.47%       4.62%      17.41%      28.26%
Net Assets at End of the Period
  (In millions)                       $ 193.0     $ 323.9     $ 434.8     $ 343.0     $ 220.1
Ratio of Expenses to Average
  Net Assets*                            1.46%       1.46%       1.47%       1.49%       1.50%
Ratio of Net Investment Income/Loss
  to Average Net Assets*                (0.25)%     (0.13)%     (0.33)%      0.03%      (0.09)%
Portfolio Turnover                        133%        211%        272%        283%        207%

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets                            N/A         N/A         N/A         N/A        1.58%
Ratio of Net Investment Income/Loss
  to Average Net Assets                 N/A         N/A         N/A         N/A       (0.18)%

(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

N/A  NOT APPLICABLE

                       SEE NOTES TO FINANCIAL STATEMENTS

CLASS B SHARES                                           YEAR ENDED JUNE 30,
                                      -------------------------------------------------------
                                      2002(a)     2001(a)     2000(a)     1999(a)     1998(a)
                                      -------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                       $ 18.81     $ 22.48     $ 23.23     $ 21.20     $ 17.59
                                      -------     -------     -------     -------     -------
Net Investment Loss                     (0.18)      (0.17)      (0.25)      (0.14)      (0.17)
Net Realized and Unrealized
  Gain/Loss                             (1.68)      (1.92)       1.06        3.37        4.83
                                      -------     -------     -------     -------     -------
Total from Investment Operations        (1.86)      (2.09)       0.81        3.23        4.66
                                      -------     -------     -------     -------     -------
Less:
  Distributions from Net Investment
    Income                                -0-         -0-         -0-         -0-       (0.01)
  Distributions from Net Realized
    Gain                                  -0-       (1.58)      (1.56)      (1.20)      (1.04)
                                      -------     -------     -------     -------     -------
Total Distributions                       -0-       (1.58)      (1.56)      (1.20)      (1.05)
                                      -------     -------     -------     -------     -------
NET ASSET VALUE, END OF THE
  PERIOD                              $ 16.95     $ 18.81     $ 22.48     $ 23.23     $ 21.20
                                      =======     =======     =======     =======     =======
Total Return* (b)                       -9.84%      -9.20%       3.85%      16.50%      27.30%
Net Assets at End of the Period
  (In millions)                       $ 198.4     $ 263.9     $ 356.7     $ 341.9     $ 269.8
Ratio of Expenses to Average
  Net Assets*                            2.21%       2.21%       2.21%       2.24%       2.25%
Ratio of Net Investment
  Loss to Average Net Assets*           (1.00)%     (0.88)%     (1.06)%     (0.72)%     (0.84)%
Portfolio Turnover                        133%        211%        272%        283%        207%

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets                             N/A         N/A         N/A         N/A         2.33%
Ratio of Net Investment
  Loss to Average Net Assets             N/A         N/A         N/A         N/A        (0.93)%

(a)  NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES
     OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

N/A  NOT APPLICABLE

                       SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES                                         YEAR ENDED JUNE 30,
                                      -------------------------------------------------------
                                      2002(a)     2001(a)     2000(a)     1999(a)     1998(a)
                                      -------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                       $ 18.82     $ 22.49     $ 23.24     $ 21.20     $ 17.59
                                      -------     -------     -------     -------     -------

Net Investment Loss                     (0.18)      (0.18)      (0.25)      (0.14)      (0.17)
Net Realized and Unrealized
  Gain/Loss                             (1.67)      (1.91)       1.06        3.38        4.83
                                      -------     -------     -------     -------     -------
Total from Investment Operations        (1.85)      (2.09)       0.81        3.24        4.66
                                      -------     -------     -------     -------     -------
Less:
  Distributions from Net Investment
    Income                                -0-         -0-         -0-         -0-       (0.01)
  Distributions from Net Realized
    Gain                                  -0-       (1.58)      (1.56)      (1.20)      (1.04)
                                      -------     -------     -------     -------     -------
Total Distributions                       -0-       (1.58)      (1.56)      (1.20)      (1.05)
                                      -------     -------     -------     -------     -------
NET ASSET VALUE, END OF THE
  PERIOD                              $ 16.97     $ 18.82     $ 22.49     $ 23.24     $ 21.20
                                      =======     =======     =======     =======     =======
Total Return* (b)                       -9.82%      -9.14%       3.80%      16.55%      27.28%
Net Assets at End of the Period
  (In millions)                       $  78.8     $ 118.6     $ 192.7     $ 165.4     $ 127.4
Ratio of Expenses to Average
  Net Assets*                            2.21%       2.21%       2.21%       2.24%       2.25%
Ratio of Net Investment
  Loss to Average Net Assets*           (1.00)%     (0.88)%     (1.06)%     (0.72)%     (0.84)%
Portfolio Turnover                        133%        211%        272%        283%        207%

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets                              N/A         N/A         N/A         N/A        2.33%
Ratio of Net Investment
  Loss to Average Net Assets              N/A         N/A         N/A         N/A       (0.92)%

(a)  NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES
     OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

N/A  NOT APPLICABLE

                       SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002

1.   SIGNIFICANT ACCOUNTING POLICIES

The Van Kampen American Value Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek to provide a high total return by investing in equity securities of small-to medium-sized corporations. The Fund commenced operations on October 18, 1993. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the year. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser"), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank, as custodian for the Fund, takes possession of the underlying securities, which have a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains or net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $124,747,170, which will expire between June 30, 2009 and June 30, 2010.

     At June 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes               $435,203,753
                                                   ============
Gross tax unrealized appreciation                  $ 51,910,441
Gross tax unrealized depreciation                   (38,392,487)
                                                   ------------
Net tax unrealized appreciation on investments     $ 13,517,954
                                                   ============


E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income, as necessary. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

The tax character of distributions paid during 2002 and 2001 was as follows:

                                                        2002            2001
Distributions paid from
   Ordinary income                                      $-0-          $62,268,759

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified in the Statement of Assets and Liabilities. A permanent book and tax difference related to a net operating loss totaling $4,057,959 has been reclassified from accumulated net investment loss to capital. Permanent book and tax differences related to distributions from real estate investment trusts totaling $343,458 have been reclassified from accumulated net investment loss $(249,192) and from capital $(94,266) to accumulated net realized loss. A permanent book and tax difference related to a correction of a prior year amount totaling $60,413 was reclassified from accumulated net realized loss to capital.

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of losses relating to wash sale transactions.

F. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

     Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies againt the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                             % PER ANNUM
First $1 billion                                                        0.85%
Next $500 million                                                       0.80%
Over $1.5 billion                                                       0.75%

     The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser" a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

     For the year ended June 30, 2002, the Fund recognized expenses of approximately $16,100, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2002, the Fund recognized expenses of approximately $33,100 representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.

     The Adviser also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank (formerly The Chase Manhattan Bank) ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JPMorgan provides certain administrative and accounting services to the Fund. JPMorgan is compensated for such services by the Adviser.

     Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2002, the Fund recognized expenses of approximately $147,700 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive market benchmarks.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $42,360 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

3.  CAPITAL TRANSACTIONS

At June 30, 2002, capital aggregated $244,097,457, $244,759,498 and $92,483,857 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                                                       SHARES           VALUE
Sales:
  Class A                                             3,120,715     $  56,867,745
  Class B                                               577,606        10,169,991
  Class C                                               134,018         2,362,752
                                                    -----------     -------------
Total Sales                                           3,832,339     $  69,400,488
                                                    ===========     =============
Repurchases:
  Class A                                            (8,847,490)    $(158,493,086)
  Class B                                            (2,902,085)      (50,883,204)
  Class C                                            (1,793,163)      (31,464,664)
                                                    -----------     -------------
Total Repurchases                                   (13,542,738)    $(240,840,954)
                                                    ===========     =============


     At June 30, 2001, capital aggregated $347,476,766, $287,111,782 and
$122,284,542 for Classes A, B, and C, respectively. For the year ended June 30, 2001, transactions were as follows:

                                                       SHARES           VALUE
Sales:
  Class A                                             5,075,952     $ 101,807,772
  Class B                                               937,148        18,410,193
  Class C                                               625,303        12,178,621
                                                    -----------     -------------
Total Sales                                           6,638,403     $ 132,396,586
                                                    ===========     =============
Dividend Reinvestment:
  Class A                                               852,808     $  16,152,188
  Class B                                               989,251        18,182,440
  Class C                                               454,977         8,367,026
                                                    -----------     -------------
Total Dividend Reinvestment                           2,297,036     $  42,701,654
                                                    ===========     =============
Repurchases:
  Class A                                            (8,163,011)    $(164,491,484)
  Class B                                            (3,764,230)      (73,062,309)
  Class C                                            (3,344,679)      (64,400,865)
                                                    -----------     -------------
Total Repurchases                                   (15,271,920)    $(301,954,658)
                                                    ===========     =============

     Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the years ended June 30, 2002 and June 30, 2001, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                             CONTINGENT DEFERRED SALES CHARGE
                                                 AS A PERCENTAGE OF DOLLAR
                                                 AMOUNT SUBJECT TO CHARGE
                                             --------------------------------
YEAR OF REDEMPTION                                 CLASS B       CLASS C
First                                               5.00%         1.00%
Second                                              4.00%         None
Third                                               3.00%         None
Fourth                                              2.50%         None
Fifth                                               1.50%         None
Thereafter                                          None          None

     For the year ended June 30, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $14,800 and CDSC on redeemed shares of Classes B and C of approximately $560,400. Sales charges do not represent expenses of the Fund.

4.  INVESTMENT TRANSACTIONS

For the year ended June 30, 2002, the Fund made purchases of $725,157,728 and sales of $899,289,775 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5.  DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended June 30, 2002, are payments retained by Van Kampen of approximately $2,008,200 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $266,800.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Van Kampen Asian Equity Fund

     We have audited the accompanying statement of assets and liabilities of Van Kampen Asian Equity Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to June 30, 2000 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Asian Equity Fund as of June 30, 2002, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois

August 12, 2002

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002


              THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF
                INVESTMENTS AT THE END OF THE REPORTING PERIOD.


                                                                          MARKET
                  DESCRIPTION                              SHARES          VALUE
COMMON STOCKS  85.8%
HONG KONG  25.7%
Asia Satellite Telecommunications Holdings Ltd.             83,500       $  138,097
Cathay Pacific Airways Ltd.                                296,000          453,490
Cheung Kong Holdings Ltd.                                  195,000        1,625,010
China Eastern Airlines Corp., Ltd., Class H              1,227,000          206,074
China Merchants Holdings International Co., Ltd.           230,000          176,924
China Mobile Ltd. (a)                                      641,000        1,898,358
China Southern Airlines Co., Ltd., Class H                 446,000          181,546
Citic Pacific Ltd.                                          74,000          160,334
CLP Holdings Ltd.                                           62,500          248,399
CNOOC Ltd.                                                 211,000          282,688
Cosco Pacific Ltd.                                         340,000          270,258
Esprit Holdings Ltd.                                       375,000          718,755
Hang Seng Bank Ltd.                                         16,100          172,354
Henderson Land Development Co., Ltd.                       185,000          768,467
Huaneng Power International, Inc., Class H                 496,000          406,977
Hutchison Whampoa Ltd.                                     341,930        2,553,532
Johnson Electric Holdings Ltd.                             615,800          730,280
Legend Holdings Ltd.                                       410,000          149,809
Li & Fung Ltd.                                             280,000          376,926
Moulin International Holding Ltd.                          648,000           58,154
New World Development Co., Ltd.                            262,000          208,258
Pacific Century CyberWorks Ltd. (a)                        795,000          187,540
People's Food Holdings Ltd.                                483,000          344,327
PetroChina Co., Ltd., Class H                            1,180,000          251,130
QPL International Holdings Ltd. (a)                        520,000          191,668
Shandong International Power Development Co.,
    Ltd., Class H                                          844,000          227,232
Shanghai Industrial Holdings Ltd.                          103,000          198,738
Sinopec Shanghai Petrochemical Co., Ltd. (a)             1,671,000          248,509
SmarTone Telecommunications Holdings Ltd. (a)              240,900          271,786
Sun Hung Kai Properties Ltd.                               266,000        2,020,590
Swire Pacific Ltd., Class A                                 43,000          219,963
Techtronic Industries Co., Ltd.                            223,000          190,123
Television Broadcasts Ltd.                                  46,000          195,796
Texwinca Holdings Ltd.                                     336,000          288,617
TPV Technology Ltd.                                        392,000          141,975
Travelsky Technology Ltd., Class H                         169,000          115,917
Wharf Holdings Ltd.                                        242,000          570,875

                       SEE NOTES TO FINANCIAL STATEMENTS


                                                                          MARKET
                DESCRIPTION                                SHARES          VALUE
HONG KONG (CONTINUED)
Xinao Gas Holdings Ltd. (a)                                531,000     $    194,021
Yanzhou Coal Mining Co., Ltd., Class H                     572,000          210,835
                                                                       ------------
                                                                         17,854,332
                                                                       ------------
INDIA  0.0%
Hero Honda Motors Ltd.                                         500            3,156
                                                                       ------------
INDONESIA  3.1%
PT Astra International Tbk (a)                           1,589,000          775,077
PT Bank Central Asia Tbk                                 1,011,000          301,687
PT Bentoel International Investama Tbk (a)               5,021,000          158,473
PT Hanjaya Mandala Sampoerna Tbk                           753,000          354,333
PT Telekomunikasi Tbk                                    1,379,000          593,510
                                                                       ------------
                                                                          2,183,080
                                                                       ------------
KOREA  21.6%
CJ39 Shopping Corp.                                          6,557          449,125
Good Morning Securities Co., Ltd. (a)                       29,410          140,816
Hana Bank                                                   13,722          196,192
Humax Co., Ltd.                                              8,266          180,368
Hyundai Development Co. (a)                                 73,310          467,405
Hyundai Marine & Fire, Ins. Co.                             11,810          351,453
Hyundai Mobis                                               45,760          966,171
Hyundai Motor Co., Ltd.                                     48,740        1,464,631
Kookmin Bank                                                24,895        1,208,535
LG Chemical Ltd.                                            19,390          701,135
LG Electronics, Inc. (a)                                    21,570          860,648
LG Household & Health Care Ltd.                              7,920          237,995
Pohang Iron & Steel Co., Ltd.                               14,240        1,580,249
Samsung Electro-Mechanics Co.                               14,171          686,758
Samsung Electronics Co.                                      6,580          891,554
Samsung Securities Co., Ltd. (a)                            13,080          374,025
Seoul Securities Co., Ltd.                                  57,770          220,899
Shinhan Financial Group Co., Ltd.                           68,150          963,051
Shinsegae Co., Ltd.                                          2,720          461,247
SK Telecom Co., Ltd.                                         8,890        1,991,567
Tong Yang Confectionery Corp.                               12,010          527,122
Yuhan Corp.                                                  2,348          106,372
                                                                       ------------
                                                                         15,027,318
                                                                       ------------

MALAYSIA  6.2%
AMMB Holdings Bhd.                                         150,000          211,184
British American Tobacco Bhd.                               17,000          158,816
Gamuda Bhd.                                                292,000          480,263
Magnum Corp., Bhd.                                         469,000          330,768
Malayan Banking Bhd.                                       362,600          839,705

                       SEE NOTES TO FINANCIAL STATEMENTS


                                                                          MARKET
                  DESCRIPTION                              SHARES          VALUE
MALAYSIA (CONTINUED)
Malaysian Pacific Industries Bhd.                           60,000       $  238,421
Maxis Communications Bhd. (a,b)                             24,000           30,632
Perusahaan Otomobil Kedua Nasional Sdn.                     74,000          185,974
Public Bank Bhd.                                           527,000          452,110
Resorts World Bhd.                                         137,000          382,158
S P Setia Bhd.                                             166,000          152,895
Tan Chong Motor Holdings, Bhd.                             189,000           67,642
Tanjong Public Co., Ltd.                                    60,000          161,053
Technology Resources Industries Bhd. (a)                   714,000          473,495
Telekom Malaysia Bhd.                                       28,000           58,579
UMW Holdings, Bhd.                                          51,000          104,684
                                                                         ----------
                                                                          4,328,379
                                                                         ----------
SINGAPORE  10.7%
CapitaLand Ltd.                                            828,000          716,761
Chartered Semiconductor Manufacturing Ltd. (a)             197,000          401,256
City Developments Ltd.                                      59,000          190,274
DBS Group Holdings Ltd.                                    110,661          776,371
Keppel Corp., Ltd.                                         124,000          289,049
Neptune Orient Lines Ltd. (a)                              435,000          251,040
Oversea-Chinese Banking Corp., Ltd.                         90,150          596,767
Sembcorp Logistics Ltd.                                    209,600          262,082
SIA Engineering Co., Ltd.                                  286,000          386,738
Singapore Airlines Ltd.                                    114,000          832,046
Singapore Press Holdings Ltd.                               42,200          475,136
Singapore Technology Engineering Ltd.                      335,000          365,809
ST Assembly Test Services Ltd. (a)                          93,000          117,865
United Overseas Bank Ltd.                                  147,156        1,057,388
Venture Manufacturing Ltd.                                  90,800          724,366
                                                                         ----------
                                                                          7,442,948
                                                                         ----------
TAIWAN  16.6%
Accton Technology Corp. (a)                                405,000          697,022
Advanced Semiconductor Engineering, Inc. (a)               165,000          109,638
ASE Test Ltd. (a)                                           19,300          187,210
Asustek Computer, Inc.                                     262,173          788,638
Benq Corp.                                                 185,920          300,499
China Steel Corp.                                          333,910          171,902
Chinatrust Financial Holding Co. (a)                     1,309,285        1,156,058
Compal Electronics, Inc.                                   157,000          150,844
Eva Airways Corp.                                          632,000          257,264
Formosa Chemicals & Fibre Corp.                            281,800          256,412
Fubon Financial Holding Co., Ltd.                          628,251          628,063
Largan Precision Co., Ltd. (a)                              23,000          163,155
Novatek Microelectronics Corp., Ltd. (a)                   106,000          285,543

                       SEE NOTES TO FINANCIAL STATEMENTS


                                                                          MARKET
DESCRIPTION                                                SHARES          VALUE
TAIWAN (CONTINUED)
Orient Semiconductor Electronics Ltd. (a)                  544,000      $   168,524
Phoenixtec Power Co., Ltd.                                 237,000          183,727
President Chain Store Corp.                                 85,088          159,174
Quanta Computer, Inc.                                      119,750          336,920
Siliconware Precision Industries Co. (a)                   456,752          319,904
Sinopac Holdings Co. (a)                                   881,732          385,312
Taipei Bank                                                385,000          307,677
Taishin Fiancial Holdings Co., Ltd. (a)                  1,073,000          578,091
Taiwan Cellular Corp. (a)                                  106,825          136,529
Taiwan Cement Corp. (a)                                    621,000          204,460
Taiwan Semiconductor Manufacturing Co., Ltd. (a)         1,086,413        2,211,197
United MicroElectronics Corp. (a)                        1,084,977        1,302,232
Yageo Corp.                                                266,000          117,833
                                                                        -----------
                                                                         11,563,828
                                                                        -----------
THAILAND  1.9%
Adavanced Info Service Public Co., Ltd.                    261,900          252,282
BEC World Public Co., Ltd.                                  36,400          210,379
PTT Exploration & Production Public Co., Ltd.               67,300          194,485
Siam Cement Public Co., Ltd.                                15,800          361,469
Siam City Cement Public Co., Ltd.                           53,233          287,157
                                                                        -----------
                                                                          1,305,772
                                                                        -----------
TOTAL COMMON STOCKS  85.8%
    (Cost $49,193,159)                                                   59,708,813
                                                                        -----------

PREFERRED STOCKS  8.2%
KOREA  8.2%
Hyundai Motor Co., Ltd.                                     28,780          315,791
Samsung Electronics Co.                                     19,646        5,372,846
                                                                        -----------
    (Cost $2,936,377)                                                     5,688,637
                                                                        -----------

TOTAL LONG-TERM INVESTMENTS  94.0%
    (Cost $52,129,536)                                                   65,397,450
                                                                        -----------

REPURCHASE AGREEMENT  2.8%
J.P. Morgan Securities Inc. ($1,977,000 par collateralized by
     U.S. Government obligations in a pooled cash account, dated
     06/28/02, to be sold on 07/01/02 at $1,977,288)
     (Cost $1,977,000)                                                    1,977,000
                                                                        -----------

TOTAL INVESTMENTS  96.8%
    (Cost $54,106,536)                                                   67,374,450

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                          MARKET
                DESCRIPTION                                                VALUE
FOREIGN CURRENCY  1.2%
    (Cost $829,965)                                                     $   832,755

OTHER ASSETS IN EXCESS OF LIABILITIES  2.0%                               1,367,394
                                                                        -----------
NET ASSETS  100%                                                        $69,574,599
                                                                        ===========

(a) NON-INCOME PRODUCING SECURITY AS THIS STOCK CURRENTLY DOES NOT DECLARE DIVIDENDS.

(b)  SECURITY VALUE AT FAIR VALUE - SEE NOTE 1-A TO FINANCIAL STATEMENTS.

          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION+

                                                          MARKET         PERCENT OF
       INDUSTRY                                            VALUE         NET ASSETS
Financials                                             $17,679,881          25.4%
Information Technology                                  16,171,594          23.2
Consumer Discretionary                                   9,222,378          13.3
Industrials                                              8,417,551          12.1
Telecommunication Services                               6,032,375           8.7
Materials                                                4,022,128           5.8
Consumer Staples                                         1,940,239           2.8
Utilities                                                1,076,629           1.5
Energy                                                     728,303           1.0
Health Care                                                106,372           0.2
                                                       -----------          ----
                                                       $65,397,450          94.0%
                                                       ===========          ====

+ CLASSIFIED BY SECTORS WHICH REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES.

                       SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
JUNE 30, 2002

ASSETS:
Total Investments (Cost $54,106,536)                                  $  67,374,450
Foreign Currency (Cost $829,965)                                            832,755
Cash                                                                            450
Receivables:
  Fund Shares Sold                                                        2,044,364
  Investments Sold                                                        1,308,078
  Dividends                                                                  72,372
  Interest                                                                      288
Other                                                                        33,728
                                                                      -------------
    Total Assets                                                         71,666,485
                                                                      -------------

LIABILITIES:
Payables:
  Investments Purchased                                                   1,603,655
  Fund Shares Repurchased                                                   149,285
  Distributor and Affiliates                                                 78,304
  Investment Advisory Fee                                                    78,064
  Administrative Fee                                                         14,849
  Deferred Country Tax                                                        2,393
  Directors' Fee                                                              1,556
Accrued Expenses                                                            122,709
Directors' Deferred Compensation and Retirement Plans                        41,071
                                                                      -------------
    Total Liabilities                                                     2,091,886
NET ASSETS                                                            $  69,574,599
                                                                      =============
NET ASSETS CONSIST OF:
Capital (Par Value of $.001 per share with 2,625,000,000
 shares authorized)                                                   $ 171,403,908
Net Unrealized Appreciation on Investments and
  Foreign Currency Translations*                                         13,269,144
Accumulated Net Investment Loss                                            (142,707)
Accumulated Net Realized Loss                                          (114,955,746)
                                                                      -------------
NET ASSETS                                                            $  69,574,599
                                                                      =============

MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset Value and redemption price per share (Based on
    net assets of $36,293,980 and 4,331,852 shares of beneficial
    interest issued and outstanding)                                  $        8.38
    Maximum sales charge (5.75%** of offering price)                           0.51
                                                                      -------------
    Maximum offering price to public                                  $        8.89
                                                                      =============
  Class B Shares:
    Net asset Value and offering price per share (Based on
    net assets of $18,710,604 and 2,364,111 shares of beneficial
    interest issued and outstanding)                                  $        7.91
                                                                      =============
  Class C Shares:
    Net asset Value and offering price per share (Based on
    net assets of $14,570,015 and 1,847,326 shares of beneficial
    interest issued and outstanding)                                  $        7.89
                                                                      =============


*  NET OF ACCRUAL FOR DEFERRED COUNTRY TAX OF U.S. $2,393

** ON SALES OF $50,000 OR MORE, SALES CHARGE WILL BE REDUCED.

                       SEE NOTES TO FINANCIAL STATEMENTS

Statement of Operations
FOR THE YEAR ENDED JUNE 30, 2002

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $132,125)               $ 1,284,683
Interest                                                                    50,188
                                                                       -----------
    Total Income                                                         1,334,871
                                                                       -----------
EXPENSES:
Investment Advisory Fee                                                    712,525
Distribution (12b-1) and Service Fees (Attributed to Classes A,
  B and C of $91,423, $192,104 and $154,726, respectively)                 438,253
Custody                                                                    307,153
Administrative Fee                                                         181,177
Shareholder Services                                                        73,260
Country Tax Expense                                                         47,689
Legal                                                                       16,659
Directors' Fees and Related Expenses                                        13,624
Other                                                                      168,790
                                                                       -----------
  Total Expenses                                                         1,959,130
  Investment Advisory Fee Reduction                                       (251,662)
                                                                       -----------
  Net Expenses                                                           1,707,468
                                                                       -----------
NET INVESTMENT LOSS                                                    $  (372,597)
                                                                       ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments                                                          $(1,975,036)
  Foreign Currency Transactions                                           (174,298)
                                                                       -----------
Net Realized Loss                                                       (2,149,334)
                                                                       -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period                                                5,462,622
  End of the Period:
    Investments                                                         13,267,914
    Foreign Currency Translations                                            1,230
                                                                       -----------
                                                                        13,269,144
                                                                       -----------
Net Unrealized Appreciation During the Period                            7,806,522
                                                                       -----------
NET REALIZED AND UNREALIZED GAIN                                       $ 5,657,188
                                                                       ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS                             $ 5,284,591
                                                                       ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets


                                                        YEAR ENDED      YEAR ENDED
                                                       JUNE 30, 2002   JUNE 30, 2001
                                                       -------------  ---------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss                                     $   (372,597) $ (1,000,630)
Net Realized Loss                                         (2,149,334)  (32,458,194)
Net Unrealized Appreciation/Depreciation During the
   Period                                                  7,806,522   (19,597,169)
                                                        ------------  ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES        5,284,591   (53,055,993)
                                                        ------------  ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                246,142,484   284,140,264
Cost of Shares Repurchased                              (269,325,394) (304,625,622)
                                                        ------------  ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS       (23,182,910)  (20,485,358)
                                                        ------------  ------------
TOTAL DECREASE IN NET ASSETS                             (17,898,319)  (73,541,351)
NET ASSETS:
Beginning of the Period                                   87,472,918   161,014,269
                                                        ------------  ------------
End of the Period (Including accumulated net investment
   loss of $(142,707) and $(359,168), respectively)     $ 69,574,599  $ 87,472,918
                                                        ============  ============

                       SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
HIGHLIGHTS FOR ONE SHARE OF THE FUND
OUTSTANDING THROUGHOUT THE
PERIODS INDICATED.


CLASS A SHARES                                        YEAR ENDED JUNE 30,
                                    ------------------------------------------------------
                                    2002(a)    2001(a)     2000(a)      1999(a)    1998(a)
                                    ------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                    $  7.92     $ 13.06     $ 11.48     $  6.53    $ 16.62
                                   -------     -------     -------     -------    -------
  Net Investment Income/Loss         (0.01)      (0.05)      (0.08)       0.02      (0.04)
  Net Realized and Unrealized
    Gain/Loss                         0.47       (5.09)       1.66        4.93     (10.03)
                                   -------     -------     -------     -------    -------
Total From Investment Operations      0.46       (5.14)       1.58        4.95     (10.07)
                                   -------     -------     -------     -------    -------
Less Distributions from
  Net Realized Gain                    -0-         -0-         -0-         -0-      (0.02)
                                   -------     -------     -------     -------    -------
NET ASSET VALUE, END OF THE
  PERIOD                           $  8.38     $  7.92     $ 13.06     $ 11.48    $  6.53
                                   =======     =======     =======     =======    =======
Total Return* (b)                     5.54%     -39.11%      13.49%      75.69%    -60.57%
Net Assets at End of the Period
  (In millions)                    $  36.3     $  48.6     $  76.3     $  88.8    $  47.1
Ratio of Expenses to Average
  Net Assets*                         2.03%       2.02%       1.92%       1.95%      1.90%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets*                        (0.13)%     (0.50)%     (0.66)%      0.28%     (0.39)%
Portfolio Turnover                     128%        125%        108%        138%       130%

*  IF CERTAIN EXPENSES HAD NOTBEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
   RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets                          2.38%       2.13%       2.02%       2.03%      2.21%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets                         (0.48)%     (0.61)%     (0.76)%      0.20%     (0.53)%
Ratio of Expenses to Average Net
  Assets Excluding Country Tax
  Expense and Interest Expense        1.90%       1.90%       1.90%       1.90%      1.90%

(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                       SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
HIGHLIGHTS FOR ONE SHARE OF THE FUND
OUTSTANDING THROUGHOUT THE
PERIODS INDICATED.


      CLASS B SHARES                                   YEAR ENDED JUNE 30,
                                    --------------------------------------------------------
                                     2002(a)     2001(a)     2000(a)     1999(a)     1998(a)
                                    --------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                      $  7.52     $ 12.43     $ 11.01     $  6.31     $ 16.17
                                     -------     -------     -------     -------     -------
  Net Investment Loss                  (0.07)      (0.12)      (0.17)      (0.03)      (0.10)
  Net Realized and Unrealized
    Gain/Loss                           0.46       (4.79)       1.59        4.73       (9.74)
                                     -------     -------     -------     -------     -------
Total From Investment Operations        0.39       (4.91)       1.42        4.70       (9.84)
                                     -------     -------     -------     -------     -------
Less Distributions from
  Net Realized Gain                      -0-         -0-         -0-         -0-       (0.02)
                                     -------     -------     -------     -------     -------
NET ASSET VALUE, END OF THE
  PERIOD                             $  7.91     $  7.52     $ 12.43     $ 11.01     $  6.31
                                     =======     =======     =======     =======     =======
Total Return* (b)                       5.19%     -39.45%      12.81%      74.48%     -60.89%
Net Assets at End of the Period
  (In millions)                      $  18.7     $  21.6     $  45.8     $  42.9     $  26.1
Ratio of Expenses to Average
  Net Assets*                           2.77%       2.77%       2.67%       2.70%       2.65%
Ratio of Net Investment Loss to
  Average Net Assets*                  (0.94)%     (1.30)%     (1.42)%     (0.44)
Portfolio Turnover                       128%        125%        108%        138%        130%

*  IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
   RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets                            3.13%       2.92%       2.77%       2.78%       2.96%
Ratio of Net Investment Loss to
  Average Net Assets                   (1.30)%     (1.45)%     (1.52)%     (0.52)      (1.15)%
Ratio of Expenses to Average Net
  Assets Excluding Country Tax
  Expense and Interest Expense          2.65%       2.65%       2.65%       2.65%       2.65%

(a)  NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES
     OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                       SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
HIGHLIGHTS FOR ONE SHARE OF THE FUND
OUTSTANDING THROUGHOUT THE
PERIODS INDICATED.



      CLASS C SHARES                                    YEAR ENDED JUNE 30,
                                    ----------------------------------------------------------
                                     2002(a)     2001(a)     2000(a)     1999(a)      1998(a)
                                    ----------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                      $  7.50     $ 12.39     $ 10.97     $  6.29      $ 16.14
                                     -------     -------     -------     -------      -------
  Net Investment Loss                  (0.07)      (0.12)      (0.17)      (0.04)       (0.12)
  Net Realized and Unrealized
    Gain/Loss                           0.46       (4.77)       1.59        4.72        (9.71)
                                     -------     -------     -------     -------      -------
Total From Investment Operations        0.39       (4.89)       1.42        4.68        (9.83)
                                     -------     -------     -------     -------      -------
Less Distributions from
  Net Realized Gain                      -0-         -0-         -0-         -0-        (0.02)
                                     -------     -------     -------     -------      -------
NET ASSET VALUE, END OF THE
  PERIOD                             $  7.89     $  7.50     $ 12.39     $ 10.97      $  6.29
                                     =======     =======     =======     =======      =======
Total Return* (b)                       5.20%     -39.37%      12.76%      74.13%      -60.88%
Net Assets at End of the Period
  (In millions)                      $  14.6     $  17.3     $  38.9     $  40.7      $  28.8
Ratio of Expenses to Average
  Net Assets*                           2.77%       2.77%       2.67%       2.70%        2.65%
Ratio of Net Investment Loss to
  Average Net Assets*                  (0.94)%     (1.31)%     (1.43)%                  (0.48)
Portfolio Turnover                       128%        125%        108%        138%         130%

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
  RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets                            3.13%       2.92%       2.77%       2.78%        2.96%
Ratio of Net Investment Loss to
  Average Net Assets                   (1.30)%     (1.46)%     (1.53)%     (0.56)       (1.13)%
Ratio of Expenses to Average Net
  Assets Excluding Country Tax
  Expense and Interest Expense          2.65%       2.65%       2.65%       2.65%        2.65%

(a)  NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES
     OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                       SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

The Van Kampen Asian Equity Fund (formerly Van Kampen Asian Growth Fund) (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek long-term capital appreciation through investment primarily in equity securities of Asian issuers, excluding Japan. The Fund commenced operations on June 23, 1993. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares. The Fund's name was modified to better reflect its strategy effective August 28, 2001.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the year. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by Van Kampen Investment Advisory Corp. (the "Adviser") in accordance with procedures established by the Fund's Board of Directors. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by the Adviser, or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank, as custodian for the Fund, takes possession of the underlying securities, which have a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $110,947,713, which will expire between June 30, 2006 and June 30, 2010.

     At June 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes                        $57,831,464
                                                            ===========
Gross tax unrealized appreciaion                            $12,212,215
Gross tax unrealized depreciation                            (2,669,229)
                                                            -----------
Net tax unrealized appreciation on investments              $ 9,542,986
                                                            ===========

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income, as necessary and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified in the Statement of Assets and Liabilities. A permanent book and tax difference related to a current year net operating loss totaling $763,356 was reclassified from accumulated net investment loss to capital. A permanent book and tax difference related to net realized losses on foreign currency transactions totaling $174,298 has been reclassified from accumulated net realized loss to accumulated net investment loss.

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.

F. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

     Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility, and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:


AVERAGE DAILY NET ASSETS                                             % PER ANNUM
First $500 million                                                       1.00%
Next $500 million                                                        0.95%
Over $1 billion                                                          0.90%

     The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

     For the year ended June 30, 2002, the Adviser voluntarily waived $251,662 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

     For the year ended June 30, 2002, the Fund recognized expenses of approximately $1,900, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2002, the Fund recognized expenses of approximately $14,700, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.

     The Adviser also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank (formerly The Chase Manhattan Bank) ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JPMorgan provides certain administrative and accounting services to the Fund. JPMorgan is compensated for such services by the Adviser.

     Van Kampen Investor Services Inc.(VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2002, the Fund recognized expenses of approximately $73,300 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive market benchmarks.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $27,820 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

     For the year ended June 30, 2002, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $88,666.

3. CAPITAL TRANSACTIONS

At June 30, 2002, capital aggregated $72,683,571, $47,662,881 and $51,057,456 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                                                      SHARES           VALUE
Sales:
  Class A                                            31,776,794    $ 236,619,844
  Class B                                               170,904        1,327,815
  Class C                                             1,120,918        8,194,825
                                                    -----------    -------------
Total Sales                                          33,068,616    $ 246,142,484
                                                    ===========    =============
Repurchases:
  Class A                                           (33,583,855)   $(252,691,321)
  Class B                                              (673,012)      (4,970,699)
  Class C                                            (1,576,717)     (11,663,374)
                                                    -----------    -------------
Total Repurchases                                   (35,833,584)   $(269,325,394)
                                                    ===========    =============

     At June 30, 2001, capital aggregated $89,146,408, $51,512,176 and
$54,691,590 for Classes A, B, and C, respectively. For the year ended June 30, 2001, transactions were as follows:

                                                      SHARES           VALUE
Sales:
  Class A                                            30,579,510    $ 263,858,220
  Class B                                               385,568        3,436,083
  Class C                                             2,006,847       16,845,961
                                                    -----------    -------------
Total Sales                                          32,971,925    $ 284,140,264
                                                    ===========    =============
Repurchases:
  Class A                                           (30,280,075)   $(268,209,906)
  Class B                                            (1,206,665)     (11,232,737)
  Class C                                            (2,845,965)     (25,182,979)
                                                    -----------    -------------
Total Repurchases                                   (34,332,705)   $(304,625,622)
                                                    ===========    =============

     Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the years ended June 30, 2002 and June 30, 2001, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC.

The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                     CONTINGENT DEFERRED SALES CHARGE

                                                         AS A PERCENTAGE OF DOLLAR
                                                         AMOUNT SUBJECT TO CHARGE
                                                     --------------------------------
YEAR OF REDEMPTION                                           CLASS B     CLASS C
First                                                         5.00%       1.00%
Second                                                        4.00%        None
Third                                                         3.00%        None
Fourth                                                        2.50%        None
Fifth                                                         1.50%        None
Thereafter                                                    None         None

     For the year ended June 30, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $4,000 and CDSC on redeemed shares of Classes B and C of approximately $87,500. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

For the year ended June 30, 2002, the Fund made purchases of $88,181,004 and sales of $106,774,803 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended June 30, 2002, are payments retained by Van Kampen of approximately $170,900 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $24,200.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Van Kampen Emerging Markets Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Emerging Markets Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to June 30, 2000 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Emerging Markets Fund as of June 30, 2002, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 12, 2002

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.


                                                                          MARKET
           DESCRIPTION                                     SHARES          VALUE
COMMON STOCKS 93.4%
BERMUDA 0.0%
Marvell Technology Group Ltd. (a)                                1       $       20
                                                                         ----------
BRAZIL 3.7%
Banco Bradesco S.A. ADR                                     10,675          210,831
Banco Itau S.A. ADR                                          6,150          172,200
Brazil Telecom Participacoes S.A. ADR                        2,198           62,225
CEMIG ADR                                                   24,361          273,818
Companhia Vale do Rio Doce (a)                               8,490          234,918
CVRD ADR                                                    19,484          505,610
Eletrobras S.A.                                         14,083,000          146,953
Eletrobras S.A. ADR                                          8,000           37,749
Empresa Brasileira de Aeronautica S.A. ADR                  19,777          423,228
Lojas Arupau S.A. ADR (a,b)                                 14,225              -0-
Petrobras S.A.                                               3,500           66,460
Petrobras S.A. ADR                                          41,810          727,494
Petroleo Brasileiro S.A. ADR                                72,692        1,370,971
Tele Celular Sul S.A. ADR                                    4,160           45,843
Tele Norte Leste S.A. ADR                                   16,700          166,165
Votorantim Celulose e Papel S.A. ADR                        12,900          243,810
                                                                         ----------
                                                                          4,688,275
                                                                         ----------
CHILE 0.3%
Cia Telecom ADR                                             30,490          373,502
Enersis S.A. ADR (a)                                         5,800           33,582
                                                                         ----------
                                                                            407,084
                                                                         ----------
CHINA 3.8%
China Eastern Airlines Corp., Ltd., Class H              1,559,000          261,834
China Merchants Holdings International Co., Ltd.           243,000          186,924
China Mobile Ltd. (a)                                      929,000        2,751,287
China Southern Airlines Co., Ltd., Class H                 672,000          273,540
Huaneng Power International, Inc., Class H                 584,000          479,183
PetroChina Co., Ltd., Class H                            1,760,000          374,566
Travelsky Technology Ltd., Class H                         332,000          227,719
Yanzhou Coal Mining Co., Ltd., Class H                     864,000          318,464
                                                                         ----------
                                                                          4,873,517
                                                                         ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                            MARKET
                   DESCRIPTION                             SHARES            VALUE
HONG KONG 2.3%
CNOOC Ltd.                                                 581,000       $  778,396
Cosco Pacific Ltd.                                         496,000          394,259
Legend Holdings Ltd.                                       504,000          184,155
People's Food Holdings Ltd.                                626,000          446,270
Shandong International Power Development Co., Ltd.,
Class H                                                  1,086,000          292,387
Shanghai Industrial Holdings Ltd.                          129,000          248,905
Sinopec Shanghai Co., Ltd. (a)                           2,942,000          437,531
TPV Technology Ltd.                                        500,000          181,091
                                                                         ----------
                                                                          2,962,994
                                                                         ----------
HUNGARY 1.5%
Gedeon Richter Rt.                                           1,966          113,140
Gedeon Richter Rt. GDR                                       5,524          316,967
Matav Rt.                                                   80,127          257,510
Matav Rt. ADR                                               11,068          177,088
MOL Magyar Olaj-es Gazipari Rt.                             15,585          296,226
MOL Magyar Olaj-es Gazipari Rt. (Registered) GDR (e)           520            9,620
OTP Bank Rt.                                                47,381          374,439
OTP Rt. Bank GDR (e)                                        21,904          365,797
                                                                         ----------
                                                                          1,910,787
                                                                         ----------
INDIA 5.7%
Bharat Heavy Electricals Ltd.                               78,038          283,658
Bharat Petroleum Corp., Ltd.                                36,800          201,135
Colgate-Palmolive (India) Ltd.                              44,994          129,751
Container Corp. of India Ltd.                               66,500          405,860
Dabur India Ltd.                                            33,000           34,547
Dr Reddy's Laboratories Ltd.                                14,300          276,766
Gujarat Ambuja Cements Ltd.                                 62,622          261,587
HDFC Bank Ltd.                                               8,150           33,628
HDFC Bank Ltd. ADR (a)                                      15,500          199,950
Hero Honda Motors Ltd.                                      89,580          565,421
Hindalco Industries, Ltd.                                   17,500          254,495
Hindustan Lever Ltd.                                        80,490          318,517
Hindustan Petroleum Corp., Ltd.                             44,400          240,947
Housing Development Finance Corp., Ltd.                     17,890          238,472
India-Info.com Ltd. (a,b)                                   47,630              -0-
Infosys Technologies Ltd.                                    8,500          571,462
ITC Ltd.                                                     3,700           48,457
ITC Ltd. GDR (e)                                            10,750          138,138
Mahanagar Telephone Nigam Ltd.                              93,250          271,677
Morgan Stanley Growth Fund (d)                           2,815,167          518,553
Oil & Natural Gas Corp., Ltd.                               22,000          146,539
Ranbaxy Laboratories Ltd.                                   20,700          373,752

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                          MARKET
                    DESCRIPTION                            SHARES          VALUE
INDIA (CONTINUED)
Reliance Industries Ltd., 144A-Private Placement (a,c,e)    10,000     $    122,500
Reliance Industries Ltd. GDR                                19,250          106,178
State Bank of India Ltd.                                   143,700          723,823
Tata Engineering & Locomotive (a)                           51,000          162,050
Tata Iron & Steel Co., Ltd.                                127,000          365,197
Wipro Ltd.                                                   3,100           94,050
Wipro Ltd. ADR                                               4,700          140,859
                                                                       ------------
                                                                          7,227,969
                                                                       ------------
INDONESIA 2.8%
Pt Astra International Tbk (a)                           2,249,000        1,097,010
Pt Bank Central Asia Tbk                                 1,614,000          481,625
Pt Bentoel International Investama Tbk (a)               4,098,000          129,341
Pt Hanjya Mandala Sampoerna Tbk                          2,155,000        1,014,060
Pt Telekomunikasi Tbk                                    1,870,500          805,047
                                                                       ------------
                                                                          3,527,083
                                                                       ------------
ISRAEL 4.1%
Check Point Software Technologies Ltd. (a)                 118,615        1,608,419
ECI Telecommunications Ltd. (a)                            109,981          329,943
Elbit Systems Ltd.                                               1               17
RADWARE Ltd. (a)                                            30,620          266,394
Taro Pharmaceutical Industries (a)                           4,826          118,334
Teva Pharmaceutical Industries Ltd.                          6,370          423,327
Teva Pharmaceutical Industries Ltd. ADR                     31,246        2,086,608
TTI Team Telecom International Ltd. (a)                     26,426          423,080
                                                                       ------------
                                                                          5,256,122
                                                                       ------------
KOREA 22.5%
CJ39 Shopping Corp.                                          9,257          634,062
Good Morning Securities Co., Ltd. (a)                       56,500          270,524
Hana Bank                                                   12,322          176,175
Humax Co., Ltd.                                             11,414          249,059
Hyundai Development Co. (a)                                108,370          690,938
Hyundai Marine & Fire, Ins. Co.                             12,870          382,997
Hyundai Mobis                                               57,640        1,217,004
Hyundai Motor Co., Ltd.                                     70,190        2,109,201
Kookmin Bank                                                40,701        1,975,842
Korea Electric Power Corp.                                  24,410          446,401
LG Chemical Ltd.                                            34,440        1,245,337
LG Electronics, Inc. (a)                                    35,069        1,399,262
LG Household & Health Care Ltd.                             11,430          343,470
Pohang Iron & Steel Co., Ltd.                               20,626        2,288,920
Samsung Electro-Mechanics Co.                               17,609          853,370
Samsung Electronics Co.                                     30,831        8,431,753
Samsung Securities Co., Ltd. (a)                             7,860          224,758

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                           MARKET
                    DESCRIPTION                            SHARES           VALUE
KOREA (CONTINUED)
Seoul Securities Co.                                        83,620      $   319,744
Shinhan Financial Group Co., Ltd.                          108,240        1,529,576
Shinsegae Co., Ltd.                                          3,470          588,429
SK Telecom Co., Ltd.                                        12,900        2,889,900
Tong Yang Confectionery Corp.                                8,520          373,945
Yuhan Corp.                                                  1,929           87,390
                                                                        -----------
                                                                         28,728,057
                                                                        -----------
MALAYSIA 4.6%
AMMB Holdings Bhd.                                         224,000          315,368
British American Tobacco Bhd.                               27,000          252,237
Gamuda Bhd.                                                412,000          677,632
Magnum Corp., Bhd.                                         735,000          518,368
Malayan Banking Bhd.                                       575,000        1,331,579
Malaysian Pacific Industries Bhd.                           72,000          286,105
Maxis Communications Bhd. (a,e)                             47,000           59,987
Perusahaan Otomobil Kedua Nasional Sdn.                     94,000          236,237
Public Bank Bhd.                                           519,300          445,505
Resorts World Bhd.                                         146,000          407,263
S P Setia Bhd.                                             299,000          275,395
Tan Chong Motor Holdings Bhd.                              254,000           90,905
Technology Resources Industries Bhd. (a)                 1,133,000          751,358
Telekom Malaysia Bhd.                                       45,000           94,145
UMW Holdings Bhd.                                           59,000          121,105
                                                                        -----------
                                                                          5,863,189
                                                                        -----------
MEXICO 9.1%
America Movil S.A. de C.V., Class L ADR                     94,935        1,272,129
Cemex CPO                                                   90,924          481,377
Cemex CPO ADR                                               19,135          504,398
Coca-Cola Femsa S.A. ADR                                    16,274          390,576
FEMSA                                                      113,161          442,906
FEMSA ADR                                                   21,704          851,231
Grupo Aeroportuario del Sureste S.A. de C.V. (a)            77,100          101,079
Grupo Aeroportuario del Sureste S.A. de C.V. ADR            18,850          243,165
Grupo Carso S.A. de C.V., Class A1 (a)                      15,084           45,370
Grupo Financiero Bancomer S.A. de C.V., Class O,
    144A-Private Placement (a,c)                         1,559,006        1,273,310
Grupo Financiero Bancomer S.A. de C.V., Class O ADR (a)      4,000           65,402
Grupo Televsa S.A. ADR (a)                                  21,594          807,184
Kimberly-Clark de Mexico S.A. de C.V., Class A             193,153          515,183
Telmex ADR                                                 100,691        3,230,167
Wal-Mart de Mexico S.A. de C.V. ADR                         14,980          406,860
Wal-Mart de Mexico S.A. de C.V., Class C                   180,389          416,443
Wal-Mart de Mexico S.A. de C.V., Class V                   191,628          519,971
                                                                        -----------
                                                                         11,566,751
                                                                        -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                           MARKET
            DESCRIPTION                                    SHARES           VALUE
POLAND 0.9%
Bank Pekao S.A. (a)                                         28,297      $   649,417
KGHM Polska Miedz S.A.                                      35,880          116,625
Polski Koncern Naftowy Orlen                                22,396           98,717
Telekomunikacja Polska S.A. (a)                             26,148           71,149
Telekomunikacja Polska S.A. GDR                             66,766          182,271
                                                                        -----------
                                                                          1,118,179
                                                                        -----------
RUSSIA 5.9%
Gazprom ADR                                                 57,900          949,560
LUKOIL Holding ADR                                          33,446        2,169,762
MMC Norilsk Nickel ADR                                      30,549          637,723
Mustcom (b)                                              8,129,780        1,186,948
RAO Unified Energy Systems GDR                               1,300           12,765
RAO Unified Energy Systems GDR, `S' Shares                  42,279          421,944
Surgutneftegaz ADR                                          68,520        1,331,001
Yukos ADR                                                    5,792          800,495
                                                                        -----------
                                                                          7,510,198
                                                                        -----------
SOUTH AFRICA 10.7%
Anglo American Platinum Corp., Ltd.                         28,400        1,119,362
Anglo American plc-106                                     133,914        2,237,304
Anglo American plc                                         138,443        2,317,106
AngloGold Ltd.                                               5,372          286,493
AngloGold Ltd. ADR                                           4,520          117,882
Barloworld Ltd.                                            113,900          698,331
Bidvest Group Ltd.                                          85,150          381,188
FirstRand Ltd.                                             336,860          250,789
Gold Fields Ltd.                                            81,400          964,870
Gold Fields Ltd. ADR                                         2,000           22,440
Harmony Gold Mining Co., Ltd.                               38,390          530,522
Impala Platinum Holdings Ltd.                                9,098          506,276
Liberty Group Ltd.                                          24,830          135,320
M-Cell Ltd. (a)                                            132,810          151,222
Nedcor Ltd.                                                 16,100          183,319
Old Mutual plc                                             502,679          717,817
Sanlam Ltd.                                                431,060          360,353
Sappi Ltd.                                                  30,840          435,190
Sappi Ltd. ADR                                               7,120           99,822
Sasol Ltd.                                                  99,602        1,066,247
South African Breweries plc                                 30,937          243,272
South African Breweries plc                                 59,530          472,161
Standard Bank Investment Corp., Ltd.                       104,810          326,400
                                                                        -----------
                                                                         13,623,686
                                                                        -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                          MARKET
             DESCRIPTION                                   SHARES          VALUE
TAIWAN 12.3%
Accton Technology Corp. (a)                                582,000      $ 1,001,646
Advanced Semiconductor Engineering, Inc. (a)               304,000          201,999
Asustek Computer, Inc.                                     292,413          879,602
Benq Corp.                                                 286,560          463,162
China Steel Corp.                                          427,680          220,176
Chinatrust Financial Holding Co. (a)                     2,024,785        1,787,823
Compal Electronics, Inc. (a)                               171,000          164,295
Eva Airways Corp.                                          789,000          321,173
Formosa Chemicals & Fibre Corp.                            302,880          275,593
Fubon Financial Holding Co., Ltd.                          849,669          849,415
Largan Precision Co., Ltd. (a)                              45,000          319,216
Novatek Microelectronics Corp., Ltd. (a)                   111,000          299,012
Orient Semiconductor Electronics Ltd. (a)                  654,000          202,601
Phoenixtec Power Co., Ltd.                                 279,000          216,286
President Chain Store Corp.                                 66,199          123,838
Quanta Computer, Inc.                                      151,250          425,546
Siliconware Precision Industries Co. (a)                   526,521          368,770
Sinopac Holdings Co. (a)                                 1,433,687          626,514
Taipei Bank                                                511,000          408,372
Taishin Fiancial Holdings Co., Ltd. (a)                  1,594,000          858,785
Taiwan Cellular Corp. (a)                                  310,842          397,275
Taiwan Cement Corp. (a)                                    745,000          245,286
Taiwan Semiconductor Manufacturing Co., Ltd. (a)         1,488,431        3,029,431
United MicroElectronics Corp., Ltd. (a)                  1,544,720        1,854,034
Yageo Corp. (a)                                            193,000           85,495
                                                                        -----------
                                                                         15,625,345
                                                                        -----------
THAILAND 1.1%
Advanced Infomation Services Public Co., Ltd.              314,200          302,661
BEC World Public Co., Ltd.                                  47,200          272,800
PTT Exploration & Production Public Co., Ltd.              108,400          313,257
Siam Cement Public Co., Ltd.                                23,900          546,779
                                                                        -----------
                                                                          1,435,497
                                                                        -----------
TURKEY 1.8%
Akbank TAS (a)                                         245,661,000          791,704
Aksigorta A.S.                                          73,332,000          203,893
Anadolu Efes Biracilik Ve Malt Sanayii A.S.              5,725,000          112,148
Arcelik (a)                                             39,602,000          250,250
Hurriyet Gazetecilik Ve Matb (a)                       128,410,860          385,435
Turkiye Garanti Bankasi A.S. (a)                        98,192,000          122,546
Turkiye Is Bankasi, Class C                             68,773,000          178,180
Vestel Elektronik Sanayii ve Ticaret A.S. (a)          101,463,735          205,172
Yapi Ve Kredi Bankasi A.S. (a)                          86,196,980           85,788
                                                                        -----------
                                                                          2,335,116
                                                                        -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                          MARKET
                     DESCRIPTION                           SHARES          VALUE
VENEZUELA 0.3%
CANTV ADR                                                   28,526     $    405,925
                                                                       ------------

TOTAL COMMON STOCKS 93.4%
    (Cost $108,655,300)                                                 119,065,794
                                                                       ------------
PREFERRED STOCKS 4.6%
BRAZIL 3.3%
Banco Bradesco S.A.                                     64,972,680          259,199
Banco Itau S.A.                                         15,316,000          864,328
Banco Nacional S.A. (a,b)                               11,156,000              -0-
Brasil Telecom Participacoes S.A.                          175,952              987
Brasil Telecom Participacoes S.A.                           89,823              360
Celular CRT, Class A                                     2,118,440          308,213
CEMIG                                                   18,110,643          204,600
Companhia de Bebidas das Americas                          917,000          144,123
Companhia de Bebidas das Americas ADR                       73,781        1,146,557
CVRD, Class A                                               24,913          645,483
Eletrobras, Class B                                     13,911,000          132,815
Lojas Arapua S.A. (a,b)                                 12,437,000              -0-
Petrobras S.A.                                              12,339          215,905
Tele Norte Leste S.A.                                   27,331,000          276,172
                                                                       ------------
                                                                          4,198,742
                                                                       ------------
KOREA 1.1%
Hyundai Motor Co., Ltd.                                     30,030          329,507
Samsung Electronics Co.                                      7,740        1,048,728
                                                                       ------------
                                                                          1,378,235
                                                                       ------------
RUSSIA 0.2%
Surgutneftegaz ADR                                          10,980          232,228
                                                                       ------------
TOTAL PREFERRED STOCK 4.6%
    (Cost $6,897,779)                                                     5,809,205
                                                                       ------------
TOTAL LONG-TERM INVESTMENTS 98.0%
    (Cost $115,553,079)                                                 124,874,999
                                                                       ------------
REPURCHASE AGREEMENT 0.6%
J.P. Morgan Securities Inc. ($778,000 par collateralized by
    U.S. Government obligations in a pooled cash account, dated
    06/28/02, to be sold on 07/01/02 at $778,113)
    (Cost $778,000)                                                         778,000
                                                                       ------------
TOTAL INVESTMENTS 98.6%
    (Cost $116,331,079)                                                 125,652,999
FOREIGN CURRENCY 1.0%
    (Cost $1,375,677)                                                     1,381,737

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                          MARKET
              DESCRIPTION                                  SHARES          VALUE
OTHER ASSETS IN EXCESS LIABILITIES 0.4%                                $    452,351
                                                                       ------------

NET ASSETS 100%                                                        $127,487,087
                                                                       ============

(a) NON-INCOME PRODUCING SECURITY AS THIS STOCK CURRENTLY DOES NOT DECLARE DIVIDENDS.

(b)  SECURITY VALUED AT FAIR VALUE-SEE NOTE 1A TO FINANCIAL STATEMENTS.

(c) 144A SECURITIES ARE THOSE WHICH ARE EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES MAY ONLY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, WHICH ARE NORMALLY THOSE TRANSACTIONS WITH QUALIFIED INSTITUTIONAL BUYERS.

(d) THE FUND IS ADVISED BY AN AFFILIATE WHICH EARNS A MANAGEMENT FEE AS ADVISER TO THE FUND.

(e)  SECURITY HAS BEEN DEEMED ILLIQUID.

ADR  AMERICAN DEPOSITARY RECEIPT

CPO  CERTIFICATE OF PARTICIPATION

GDR  GLOBAL DEPOSITARY RECEIPT

          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION+

                                                         MARKET          PERCENT OF
         INDUSTRY                                        VALUE          NET ASSETS
Information Technology                                $ 23,941,941          18.8%
Financials                                              21,565,474          16.9
Materials                                               19,210,438          15.1
Telecommunication Services                              16,491,214          12.9
Consumer Discretionary                                  12,988,997          10.2
Energy                                                  11,389,525           8.9
Consumer Staples                                         7,120,999           5.6
Industrials                                              5,853,385           4.6
Health Care                                              3,830,831           3.0
Utilities                                                2,482,195           2.0
                                                      ------------          ----
                                                      $124,874,999          98.0%
                                                      ============          ====

+ CLASSIFIED BY SECTORS WHICH REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES.

                       SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
JUNE 30, 2002

ASSETS:
Total Investments (Cost $116,331,079)                                  $125,652,999
Foreign Currency (Cost $1,375,677)                                        1,381,737
Receivables:
  Investments Sold                                                        2,685,782
  Dividends                                                                 307,292
  Fund Shares Sold                                                          272,493
  Foreign Withholding Tax Reclaim                                            17,296
  Interest                                                                      113
Other                                                                        30,976
                                                                       ------------
    Total Assets                                                        130,348,688
                                                                       ------------
LIABILITIES:
Payables:
  Investments Purchased                                                   1,557,545
  Fund Shares Repurchased                                                   717,154
  Investment Advisory Fee                                                   151,765
  Distributor and Affiliates                                                116,073
  Administrative Fee                                                         26,747
  Deferred Country Tax                                                        3,527
  Directors' Fee                                                              1,612
Accrued Expenses                                                            246,783
Directors' Deferred Compensation and Retirement Plans                        40,395
                                                                       ------------
    Total Liabilities                                                     2,861,601
                                                                       ------------
NET ASSETS                                                             $127,487,087
                                                                       ============
NET ASSETS CONSIST OF:
Capital (Par Value of $.001 per share with 2,625,000,000
  shares authorized)                                                   $207,055,725
Net Unrealized Appreciation on Investments and
  Foreign Currency Translations*                                          9,312,909
Accumulated Net Investment Loss                                            (380,377)
Accumulated Net Realized Loss                                           (88,501,170)
                                                                       ------------
NET ASSETS                                                             $127,487,087
                                                                       ------------
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset Value and redemption price per share (Based
      on net assets of $75,096,896 and 8,830,669 shares of
      beneficial interest issued and outstanding)                      $       8.50
    Maximum sales charge (5.75%** of offering price)                           0.52
                                                                       ------------
    Maximum offering price to public                                   $       9.02
                                                                       ============
  Class B Shares:
    Net asset Value and offering price per share (Based
      on net assets of $35,335,875 and 4,379,756 shares of
      beneficial interest issued and outstanding)                      $       8.07
                                                                       ============
  Class C Shares:
    Net asset Value and offering price per share (Based
      on net assets of $17,054,316 and 2,106,409 shares of
      beneficial interest issued and outstanding)                      $       8.10
                                                                       ============

*  NET OF ACCRUAL FOR DEFERRED COUNTRY TAX OF U.S. $3,527

** ON SALES OF $50,000 OR MORE, THE SALES CHARGE WILL BE REDUCED.

                       SEE NOTES TO FINANCIAL STATEMENTS

Statement of Operations
FOR THE YEAR ENDED JUNE 30, 2002

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $147,035)               $  2,426,490
Interest                                                                    190,664
                                                                       ------------
    Total Income                                                          2,617,154
                                                                       ------------
EXPENSES:
Investment Advisory Fee                                                   1,593,178
Distribution (12b-1) and Service Fees (Attributed to
  Classes A, B and C of $194,142, $337,681 and $160,357,
  respectively)                                                             692,180
Custody                                                                     490,336
Administrative Fee                                                          323,319
Country Tax Expense                                                          81,642
Shareholder Services                                                         79,300
Legal                                                                        19,522
Directors' Fees and Related Expenses                                         14,136
Other                                                                       225,438
                                                                       ------------
    Total Expenses                                                        3,519,051
    Investment Advisory Fee Reduction                                      (323,354)
                                                                       ------------
    Net Expenses                                                          3,195,697
                                                                       ------------
NET INVESTMENT LOSS                                                    $   (578,543)
                                                                       ============
REALIZED AND UNREALIZED GAIN/LOSS Realized Gain/Loss:
Investments                                                            $(18,723,195)
Foreign Currency Transactions                                              (853,998)
                                                                       ------------
Net Realized Loss                                                       (19,577,193)
                                                                       ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period                                               (13,485,795)
  End of the Period:
    Investments                                                           9,321,920
    Foreign Currency Translations                                            (9,011)
                                                                       ------------
                                                                          9,312,909
                                                                       ------------
Net Unrealized Appreciation During the Period                            22,798,704
                                                                       ------------
NET REALIZED AND UNREALIZED GAIN                                       $  3,221,511
                                                                       ============
NET INCREASE IN NET ASSETS FROM OPERATIONS                             $  2,642,968
                                                                       ============

                        SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets

                                                          YEAR ENDED       YEAR ENDED
                                                        JUNE 30, 2002    JUNE 30, 2001
                                                        -------------    -------------
FROM INVESTMENT ACTIVITEIS:
Operations:
Net Investment Loss                                     $    (578,543)  $  (1,630,602)
Net Realized Loss                                         (19,577,193)    (49,856,673)
Net Unrealized Appreciation/Depreciation During the
   Period                                                  22,798,704     (27,769,270)
                                                        -------------   -------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES         2,642,968     (79,256,545)
                                                        -------------   -------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                 175,189,824     182,088,762
Cost of Shares Repurchased                               (196,666,567)   (158,793,015)
                                                        -------------   -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS        (21,476,743)     23,295,747
                                                        -------------   -------------
TOTAL DECREASE IN NET ASSETS                              (18,833,775)    (55,960,798)
NET ASSETS:

Beginning of the Period                                   146,320,862     202,281,660
                                                        -------------   -------------
End of the Period (Including accumulated net investment
   loss of $(380,377) and $(654,701), respectively)     $ 127,487,087   $ 146,320,862
                                                        =============   =============

                        SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                    YEAR ENDED JUNE 30,
                                     --------------------------------------------------
CLASS A SHARES                        2002(a)   2001(a)   2000(a)    1999(a)     1998(a)
                                     ---------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                       $ 8.26    $ 13.37    $ 9.87     $7.98     $ 13.47
                                      ------    -------    ------     -----     -------
  Net Investment Income/Loss           (0.01)     (0.06)    (0.18)     0.03         -0-
  Net Realized and Unrealized
    Gain/Loss                           0.25      (5.05)     3.68      1.86       (4.49)
                                      ------    -------    ------     -----     -------
Total From Investment Operations        0.24      (5.11)     3.50      1.89       (4.49)
                                      ------    -------    ------     -----     -------
Less:
  Distribution from

    Net Realized Gain                    -0-        -0-       -0-       -0-(c)    (1.00)
  Return of Capital                      -0-        -0-       -0-       -0-(c)      -0-
                                      ------    -------    ------     -----     -------
Total Distributions                      -0-        -0-       -0-       -0-(c)    (1.00)
                                      ------    -------    ------     -----     -------
NET ASSET VALUE, END OF THE
  PERIOD                              $ 8.50    $  8.26    $13.37     $9.87     $  7.98
                                      ======    =======    ======     =====     =======
Total Return* (b)                       3.03%    -38.17%    35.36%    23.92%     -34.31%
Net Assets at End of the Period
  (In millions)                       $ 75.1    $  90.8    $106.2     $63.3     $  75.0
Ratio of Expenses to Average
  Net Assets*                           2.22%      2.25%     2.20%     2.34%       2.27%
Ratio of Net Investment
  Income/Loss to Average

  Net Assets*                          (0.17)%    (0.68)%   (1.43)%    0.44%    0.04%
Portfolio Turnover                        94%        99%      102%      132%      99%

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets                            2.47%      2.30%     2.25%     2.56%    2.60%
Ratio of Net Investment Income/Loss
  to Average Net Assets                (0.42)%    (0.73)%   (1.48)%    0.22%   (0.24)%
Ratio of Expenses to Average Net
  Assets Excluding Country Tax

  Expense and Interest Expense          2.15%      2.15%     2.15%     2.15%    2.15%

(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(c) AMOUNT IS LESS THAN $0.01 PER SHARE.

                        SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
HIGHLIGHTS FOR ONE SHARE OF THE FUND
OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

    CLASS B SHARES                                   YEAR ENDED JUNE 30,
                                      --------------------------------------------------
                                      2002(a)    2001(a)   2000(a)    1999(a)     1998(a)
                                      --------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                       $ 7.88     $12.83    $ 9.55     $ 7.78     $ 13.24
                                      ------     ------    ------      -----     -------
  Net Investment Loss                  (0.07)     (0.14)    (0.26)     (0.02)      (0.07)
  Net Realized and Unrealized
    Gain/Loss                           0.26      (4.81)     3.54       1.79       (4.39)
                                      ------     ------    ------      -----     -------
Total From Investment Operations        0.19      (4.95)     3.28       1.77       (4.46)
                                      ------     ------    ------      -----     -------
Less:
  Distributions from
    Net Realized Gain                    -0-        -0-       -0-        -0-(c)    (1.00)
  Return of Capital                      -0-        -0-       -0-        -0-(c)      -0-
                                      ------     ------    ------      -----     -------
Total Distributions                      -0-        -0-       -0-        -0-(c)    (1.00)

NET ASSET VALUE, END OF THE
  PERIOD                              $ 8.07     $ 7.88    $12.83     $ 9.55     $  7.78
                                      ======     ======    ======     ======     =======
Total Return* (b)                       2.41%     -38.58%    34.35%    22.99%     -34.76%
Net Assets at End of the Period
  (In millions)                       $ 35.3     $  36.8   $  62.8    $ 38.3     $  36.4
Ratio of Expenses to Average
  Net Assets*                           2.96%       3.00%     2.95%     3.09%       3.02%
Ratio of Net Investment Loss to
  Average Net Assets*                  (0.91)%     (1.50)%   (2.21)%   (0.29)%     (0.67)%
Portfolio Turnover                        94%         99%      102%      132%         99%

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average

  Net Assets                           3.21%       3.10%     3.00%     3.31%      3.35%
Ratio of Net Investment Loss to
  Average Net Assets                  (1.16)%     (1.60)%   (2.26)%   (0.51)%    (0.97)%
Ratio of Expenses to Average Net
  Assets Excluding Country Tax

  Expense and Interest Expense         2.90%       2.90%     2.90%     2.90%      2.90%

(a) NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES
    OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(c) AMOUNT IS LESS THAN $0.01 PER SHARE.

                        SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
HIGHLIGHTS FOR ONE SHARE OF THE FUND
OUTSTANDING THROUGHOUT THE
PERIODS INDICATED.


     CLASS C SHARES                                   YEAR ENDED JUNE 30,
                                      2002(a)   2001(a)   2000(a)   1999(a)      1998(a)
                                      --------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                       $ 7.90     $12.87    $ 9.57    $ 7.79      $ 13.26
                                      ------     ------    ------    ------      -------
  Net Investment Loss                  (0.07)     (0.15)    (0.27)    (0.02)       (0.08)
  Net Realized and Unrealized
    Gain/Loss                           0.27      (4.82)     3.57      1.80        (4.39)
                                      ------     ------    ------    ------      -------
Total From Investment Operations        0.20      (4.97)     3.30      1.78        (4.47)
                                      ------     ------    ------    ------      -------
Less:
  Distributions from
    Net Realized Gain                    -0-        -0-       -0-       -0-(c)     (1.00)
  Return of Capital                      -0-        -0-       -0-       -0-(c)       -0-
                                      ------     ------    ------    ------      -------
Total Distributions                      -0-        -0-       -0-       -0-(c)     (1.00)
                                      ------     ------    ------    ------      -------

NET ASSET VALUE, END OF THE
  PERIOD                              $ 8.10     $ 7.90    $12.87    $ 9.57      $  7.79
                                      ======     ======    ======    ======      =======
Total Return* (b)                       2.53%    -38.57%    34.38%    23.09%      -34.73%
Net Assets at End of the Period
  (In millions)                       $ 17.1     $ 18.8    $ 33.3    $ 21.9      $  28.7
Ratio of Expenses to Average
  Net Assets*                           2.96%      3.00%     2.95%     3.09%        3.01%
Ratio of Net Investment
  Loss to Average Net Assets*          (0.91)%    (1.52)%   (2.24)%   (0.32)%      (0.76)%
Portfolio Turnover                        94%        99%      102%      132%          99%

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average

  Net Assets                            3.21%      3.10%     3.00%     3.31%    3.34%
Ratio of Net Investment Loss to
  Average Net Assets                   (1.16)%    (1.62)%   (2.29)%   (0.54)%  (1.03)%
Ratio of Expenses to Average Net
  Assets Excluding Country Tax

  Expense and Interest Expense          2.90%      2.90%     2.90%     2.90%    2.90%

(a) NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES
    OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(c) AMOUNT IS LESS THAN $0.01 PER SHARE.

                        SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2002

1.   SIGNIFICANT ACCOUNTING POLICIES

The Van Kampen Emerging Markets Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek to provide long-term capital appreciation by investing primarily in equity securities of emerging country issuers. The Fund commenced operations on July 6, 1994. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the year. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value each business day. If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by Van Kampen Investment Advisory Corp. (the "Adviser") in accordance with procedures established by the Fund's Board of Directors. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by the Adviser, or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank, as custodian for the Fund, takes possession of the underlying securities, which have a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $71,164,054, which will expire between June 30, 2007 and June 30, 2010.

At June 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes ......................       $ 125,288,894
                                                                  =============
Gross tax unrealized appreciation .........................       $  20,227,433
Gross tax unrealized depreciation .........................         (19,863,328)
                                                                  -------------
Net tax unrealized appreciation on investments ............       $     364,105
                                                                  =============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income, as necessary and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified in the Statement of Assets and Liabilities. A permanent book and tax difference related to expenses which are not deductible for tax purposes totaling $932 has been reclassified from accumulated net investment loss to capital. A permanent book and tax difference related to a net operating loss totaling $1,640,029 was reclassified from accumulated net investment loss to capital. A permanent book and tax difference related to the sale of Passive Foreign Investment Company securities totaling $165,560 was reclassified from accumulated net realized loss to accumulated net investment loss. A permanent book and tax difference related to the recognition of net realized losses on foreign currency transactions totaling $853,998 has been reclassified from accumulated net realized loss to accumulated net investment loss. A permanent book and tax difference related to a correction of prior year amounts totaling $199,190 has been reclassified from accumulated net investment loss $(180,032) and accumulated net realized loss $(19,158) to capital. A permanent book and tax difference related to taxes accrued against capital gains totaling $80,376 was reclassified from accumulated net realized loss to accumulated net investment loss.

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.

F. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

     Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:


AVERAGE DAILY NET ASSETS                                     % PER ANNUM
First $500 million                                                1.25%
Next $500 million                                                 1.20%
Over $1 billion                                                   1.15%

     The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

     For the year ended June 30, 2002, the Adviser voluntarily waived $323,354 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

     For the year ended June 30, 2002, the Fund recognized expenses of approximately $3,300, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2002, the Fund recognized expenses of approximately $16,300, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.

     The Adviser also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank (formerly The Chase Manhattan Bank) ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JPMorgan provides certain administrative and accounting services to the Fund. JPMorgan is compensated for such services by the Adviser.

     Van Kampen Investor Services Inc.(VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2002, the Fund recognized expenses of approximately $79,300 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive market benchmarks.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $28,408 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

     For the year ended June 30, 2002, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $33,524.

     During the year, the Fund owned shares of affiliated funds for which the Fund earned dividend income of approximately $900.

3.   CAPITAL TRANSACTIONS

At June 30, 2002, capital aggregated $116,108,036, $58,440,487 and $32,507,202 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                                                      SHARES            VALUE
Sales:
   Class A                                           20,126,512    $ 158,835,673
   Class B                                              940,166        7,716,330
   Class C                                            1,100,480        8,637,821
                                                    -----------    -------------
Total Sales                                          22,167,158    $ 175,189,824
                                                    ===========    =============

Repurchases:
   Class A                                          (22,279,193)   $(176,988,468)
   Class B                                           (1,229,670)      (9,324,749)
   Class C                                           (1,367,612)     (10,353,350)
                                                    -----------    -------------
Total Repurchases                                   (24,876,475)   $(196,666,567)
                                                    ===========    =============

     At June 30, 2001, capital aggregated $135,139,254, $60,430,869 and
$34,404,116 for Classes A, B, and C, respectively. For the year ended June 30, 2001, transactions were as follows:

                                                       SHARES          VALUE
Sales:
   Class A                                           17,826,769    $ 159,649,735
   Class B                                            1,175,897       11,316,255
   Class C                                            1,228,529       11,122,772
                                                    -----------    -------------
Total Sales                                          20,231,195    $ 182,088,762
                                                    ===========    =============

Repurchases:
   Class A                                          (14,786,127)   $(132,494,112)
   Class B                                           (1,401,481)     (13,260,664)
   Class C                                           (1,445,996)     (13,038,239)
                                                    -----------    -------------
Total Repurchases                                   (17,633,604)   $(158,793,015)
                                                    ===========    =============

     Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the years ended June 30, 2002 and June 30, 2001, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                CONTINGENT DEFERRED SALES
                                                CHARGE AS A PERCENTAGE OF
                                             DOLLAR AMOUNT SUBJECT TO CHARGE
                                             -------------------------------
YEAR OF REDEMPTION                                CLASS B       CLASS C
First                                                5.00%        1.00%
Second                                               4.00%        None
Third                                                3.00%        None
Fourth                                               2.50%        None
Fifth                                                1.50%        None
Thereafter                                           None         None

     For the year ended June 30, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $48,600 and CDSC on redeemed shares of Classes B and C of approximately $108,600. Sales charges do not represent expenses of the Fund.

4.   INVESTMENT TRANSACTIONS

For the year ended June 30, 2002, the Fund made purchases of $114,854,284 and sales of $125,539,743 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5.   DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended June 30, 2002, are payments retained by Van Kampen of approximately $309,600 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $40,700.

6.   DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the portfolio's effective yield, foreign currency exposure, maturity and duration, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

     Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FORWARD FOREIGN CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

     At June 30, 2002, the Fund had no outstanding forward foreign currency contracts.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Van Kampen Equity Growth Fund

     We have audited the accompanying statement of assets and liabilities of Van Kampen Equity Growth Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to June 30, 2000 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Equity Growth Fund as of June 30, 2002, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois

August 12, 2002

BY THE NUMBERS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                           MARKET
        DESCRIPTION                                         SHARES          VALUE
COMMON STOCKS  95.6%
CONSUMER DISCRETIONARY  15.3%
HOTELS RESTAURANTS & LEISURE  1.1%
International Game Technology (a)                            5,600      $   317,520
Wendy's International, Inc.                                  5,750          229,023
Yum! Brands, Inc. (a)                                       10,100          295,425
                                                                        -----------
                                                                            841,968
                                                                        -----------
MEDIA  3.8%
AOL Time Warner, Inc. (a)                                   20,950          308,174
Gannett Co., Inc. (a)                                        2,500          189,750
Liberty Media Corp., Class A (a)                            74,850          748,500
Univision Communications, Inc., Class A (a)                 11,850          372,090
Viacom, Inc., Class B (a)                                   29,070        1,289,836
                                                                        -----------
                                                                          2,908,350
                                                                        -----------
MEDIA & ENTERTAINMENT  0.4%
Regal Entertainment Group (a)                               13,000          303,160
                                                                        -----------
MULTILINE RETAIL  5.8%
BJ's Wholesale Club, Inc. (a)                               14,200          546,700
Costco Wholesale Corp. (a)                                  11,100          428,682
Dollar General Corp.                                        25,600          487,168
Dollar Tree Stores, Inc. (a)                                10,750          423,657
TJX Cos., Inc.                                              13,950          273,560
Wal-Mart Stores, Inc.                                       42,000        2,310,420
                                                                        -----------
                                                                          4,470,187
                                                                        -----------
SPECIALTY RETAIL  4.2%
Home Depot, Inc.                                            62,250        2,286,442
Limited Brands                                              31,350          667,755
Tiffany & Co.                                                8,900          313,280
                                                                        -----------
                                                                          3,267,477
                                                                        -----------
TOTAL CONSUMER DISCRETIONARY                                             11,791,142
                                                                        -----------
CONSUMER STAPLES  9.4%
BEVERAGES  3.9%
Anheuser-Busch Cos., Inc.                                   15,200          760,000
Coca-Cola Co.                                               29,250        1,638,000
PepsiCo, Inc.                                               13,150          633,830
                                                                        -----------
                                                                          3,031,830
                                                                        -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                           MARKET
        DESCRIPTION                                         SHARES          VALUE

FOOD & DRUG RETAILING  1.2%
Walgreen Co.                                                15,400      $   594,902
Weight Watchers International, Inc. (a)                      7,700          334,488
                                                                        -----------
                                                                            929,390
                                                                        -----------
HOUSEHOLD PRODUCTS  2.6%
Alberto-Culver Co., Class B                                  5,600          267,680
Colgate Palmolive Co.                                        4,150          207,708
Procter & Gamble Co.                                        17,300        1,544,890
                                                                        -----------
                                                                          2,020,278
                                                                        -----------
TOBACCO  1.7%
Loews Corp.-Carolina Group                                  10,100          273,205
Philip Morris Cos., Inc.                                    23,600        1,030,848
                                                                        -----------
                                                                          1,304,053
                                                                        -----------
TOTAL CONSUMER STAPLES                                                    7,285,551
                                                                        -----------
ENERGY  3.2%
ENERGY EQUIPMENT & SERVICES  2.2%
Baker Hughes, Inc.                                          35,700        1,188,453
BJ Services Co. (a)                                         15,200          514,976
                                                                        -----------
                                                                          1,703,429
                                                                        -----------
OIL & GAS  1.0%
Anadarko Petroleum Corp.                                    16,200          798,660
                                                                        -----------
TOTAL ENERGY                                                              2,502,089
                                                                        -----------
FINANCIALS  16.5%
BANKS  4.7%
Bank of New York Co., Inc.                                  19,500          658,125
Capital One Financial Corp.                                 25,350        1,547,617
Charter One Financial, Inc.                                  8,650          297,387
Fifth Third Bancorp                                         13,550          903,108
Synovus Financial Corp.                                      7,700          211,904
                                                                        -----------
                                                                          3,618,141
                                                                        -----------
DIVERSIFIED FINANCIALS  9.3%
American Express Co.                                        13,500          490,320
Citigroup, Inc.                                             65,433        2,535,528
Freddie Mac                                                 55,000        3,366,000
Goldman Sachs Group, Inc.                                   10,725          786,679
                                                                        -----------
                                                                          7,178,527
                                                                        -----------
INSURANCE  2.2%
American International Group, Inc.                          24,900        1,698,927
                                                                        -----------
INTERNET SOFTWARE & SERVICES  0.3%
SunGard Data Systems, Inc. (a)                               8,450          223,756
                                                                        -----------
TOTAL FINANCIALS                                                         12,719,351
                                                                        -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                           MARKET
        DESCRIPTION                                         SHARES          VALUE
HEALTH CARE  19.3%
BIOTECHNOLOGY  0.6%
Amgen, Inc. (a)                                             10,600      $   443,928
                                                                        -----------
HEALTH CARE EQUIPMENT & SUPPLIES  1.6%
Baxter International, Inc.                                   8,700          386,715
Medtronic, Inc.                                             20,000          857,000
                                                                        -----------
                                                                          1,243,715
                                                                        -----------
HEALTH CARE PROVIDERS & SERVICES  5.2%
AmerisourceBergen Corp.                                      8,200          623,200
Cardinal Health, Inc.                                        4,150          254,852
HCA, Inc.                                                   24,200        1,149,500
Laboratory Corp of America Holdings (a)                     20,750          947,237
Quest Diagnostics (a)                                       12,550        1,079,927
                                                                        -----------
                                                                          4,054,716
                                                                        -----------
PHARMACEUTICALS  11.9%
Abbott Laboratories                                         28,250        1,063,613
Celgene Corp. (a)                                            6,300           96,390
Eli Lilly & Co.                                              8,000          451,200
Gilead Sciences, Inc. (a)                                    6,800          223,584
Johnson & Johnson                                           29,100        1,520,766
Merck & Co., Inc.                                            4,850          245,604
Pfizer, Inc.                                                91,500        3,202,500
Pharmacia Corp.                                             20,918          783,379
Wyeth                                                       30,500        1,561,600
                                                                        -----------
                                                                          9,148,636
                                                                        -----------
TOTAL HEALTH CARE                                                        14,890,995
                                                                        -----------
INDUSTRIALS  11.3%
AEROSPACE & DEFENSE  2.1%
Alliant Techsystems, Inc. (a)                                3,100          197,780
General Dynamics Corp.                                       9,400          999,690
Raytheon Co.                                                 9,400          383,050
                                                                        -----------
                                                                          1,580,520
                                                                        -----------
COMMERCIAL SERVICES & SUPPLIES  2.2%
Affiliated Computer Services, Inc. (a)                       6,300          299,124
Concord EFS, Inc. (a)                                        8,900          268,246
First Data Corp.                                            31,100        1,156,920
                                                                        -----------
                                                                          1,724,290
                                                                        -----------
INDUSTRIAL CONGLOMERATES  7.0%
General Electric Co.                                       186,975        5,431,624
                                                                        -----------
TOTAL INDUSTRIALS                                                         8,736,434
                                                                        -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                           MARKET
        DESCRIPTION                                         SHARES          VALUE
INFORMATION TECHNOLOGY  18.2%
COMMUNICATIONS EQUIPMENT  2.8%
Brocade Communications Systems, Inc. (a)                     7,500      $   131,100
Cisco Systems, Inc. (a)                                    101,400        1,414,530
Motorola, Inc.                                              22,650          326,613
QUALCOMM, Inc. (a)                                          10,150          279,024
                                                                        -----------
                                                                          2,151,267
                                                                        -----------
COMPUTERS & PERIPHERALS  2.4%
Dell Computer Corp. (a)                                     43,700        1,142,318
EMC Corp. (a)                                               28,250          213,287
International Business Machines Corp.                        4,550          327,600
Seagate Technology, Inc. (b,c)                              15,200              -0-
Sun Microsystems, Inc. (a)                                  31,850          159,569
                                                                        -----------
                                                                          1,842,774
                                                                        -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS  6.1%
Altera Corp. (a)                                             7,500          102,000
Analog Devices, Inc. (a)                                     4,500          133,650
Applied Materials, Inc. (a)                                 33,750          641,925
Intel Corp.                                                110,600        2,020,662
Linear Technology Corp.                                     14,450          454,163
Maxim Integrated Products, Inc. (a)                          5,350          205,065
Texas Instruments, Inc.                                     40,050          949,185
Xilinx, Inc. (a)                                             7,750          173,833
                                                                        -----------
                                                                          4,680,483
                                                                        -----------
SOFTWARE  6.9%
Intuit, Inc. (a)                                             9,000          447,480
Microsoft Corp. (a)                                         77,500        4,239,250
Oracle Corp. (a)                                            45,400          429,938
VERITAS Software Corp. (a)                                  10,886          215,434
                                                                        -----------
                                                                          5,332,102
                                                                        -----------
TOTAL INFORMATION TECHNOLOGY                                             14,006,626
                                                                        -----------
MATERIALS  0.7%
CONSTRUCTION  0.7%
Lowe's Cos., Inc.                                           12,550          569,770
                                                                        -----------
TECHNOLOGY  0.1%
SEMI-CONDUCTORS/COMPONENTS  0.1%
Intersil Corp.                                               3,900           83,382
                                                                        -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                           MARKET
        DESCRIPTION                                         SHARES          VALUE
TELECOMMUNICATION SERVICES  1.6%
DIVERSIFIED TELECOMMUNICATION SERVICES  1.6%
SBC Communications, Inc.                                    18,800      $   573,400
Verizon Communications, Inc.                                16,084          645,773
                                                                        -----------
                                                                          1,219,173
                                                                        -----------
TOTAL LONG-TERM INVESTMENTS  95.6%
    (Cost $74,347,784)                                                   73,804,513
                                                                        -----------
REPURCHASE AGREEMENT  5.8%
J.P. Morgan Securities Inc. ($4,437,000 par collateralized by
    U.S. Government obligations in a pooled cash account, dated
    06/28/02, to be sold on 07/01/02 at $4,437,647)
    (Cost $4,437,000)                                                     4,437,000
                                                                        -----------
TOTAL INVESTMENTS  101.4%
    (Cost $78,784,784)                                                   78,241,513

LIABILITIES IN EXCESS OF OTHER ASSETS  (1.4)%                            (1,145,745)
                                                                        -----------

NET ASSETS  100%                                                        $77,095,768
                                                                        ===========


(a) NON-INCOME PRODUCING SECURITY AS THIS STOCK CURRENTLY DOES NOT DECLARE DIVIDENDS.

(b)  SECURITY HAS BEEN DEEMED ILLIQUID.

(c)  SECURITY VALUED AT FAIR VALUE--SEE NOTE 1-A TO FINANCIAL STATEMENTS.

                       SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
JUNE 30, 2002

ASSETS:
Total Investments (Cost $78,784,784)                              $  78,241,513
Cash                                                                        716
Receivables:
  Investments Sold                                                    4,256,906
  Fund Shares Sold                                                      208,103
  Dividends                                                              60,312
  Interest                                                                  647
Deferred Organizational Costs                                             1,073
Other                                                                    24,424
                                                                  -------------
    Total Assets                                                     82,793,694
                                                                  -------------
LIABILITIES:
Payables:
  Investments Purchased                                               4,924,320
  Fund Shares Repurchased                                               527,251
  Distributor and Affiliates                                             74,152
  Investment Advisory Fee                                                46,452
  Administrative Fee                                                     17,339
  Directors' Fee                                                          1,356
Accrued Expenses                                                         76,388
Directors' Deferred Compensation and Retirement Plans                    30,668
                                                                  -------------
    Total Liabilities                                                 5,697,926
                                                                  -------------
NET ASSETS                                                        $  77,095,768
                                                                  =============

NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 2,625,000,000
    shares authorized )                                           $ 112,837,805
Accumulated Net Investment Loss                                         (30,350)
Net Unrealized Depreciation                                            (543,271)
Accumulated Net Realized Loss                                       (35,168,416)
                                                                  -------------
NET ASSETS                                                        $  77,095,768
                                                                  =============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based
    on net assets of $31,017,215 and 3,702,470 shares of
    beneficial interest issued and outstanding)                   $        8.38
    Maximum sales charge (5.75%* of offering price)                        0.51
                                                                  -------------
    Maximum offering price to public                              $        8.89
                                                                  =============

  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $30,423,267 and 3,746,309 shares of
    beneficial interest issued and outstanding)                   $        8.12
                                                                  =============

  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $15,655,286 and 1,928,954 shares of
    beneficial interest issued and outstanding)                   $        8.12
                                                                  =============

*    ON SALES OF $50,000 OR MORE, THE SALES CHARGE WILL BE REDUCED.

                       SEE NOTES TO FINANCIAL STATEMENTS

Statement of Operations
FOR THE YEAR ENDED JUNE 30, 2002

INVESTMENT INCOME:
Dividends                                                          $    731,738
Interest                                                                 57,536
                                                                   ------------
    Total Income                                                        789,274
                                                                   ------------
EXPENSES:
Investment Advisory Fee                                                 702,431
Distribution (12b-1) and Service Fees (Attributed to
   Classes A, B and C of $86,591, $376,888 and $154,301,
   respectively)                                                        617,780
Administrative Fee                                                      223,926
Shareholder Reports                                                      96,002
Shareholder Services                                                     42,657
Custody                                                                  25,612
Legal                                                                    16,653
Directors' Fees and Related Expenses                                     14,194
Amortization of Organizational Costs                                      1,183
Other                                                                    63,121
                                                                   ------------
    Total Expenses                                                    1,803,559
    Investment Advisory Fee Reduction                                   (81,733)
                                                                   ------------
    Net Expenses                                                      1,721,826
                                                                   ------------
NET INVESTMENT LOSS                                                $   (932,552)
                                                                   ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss                                                  $(16,952,020)
                                                                   ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period                                             3,921,454
  End of the Period                                                    (543,271)
                                                                   ------------
Net Unrealized Depreciation During the Period                        (4,464,725)
                                                                   ------------
NET REALIZED AND UNREALIZED LOSS                                   $(21,416,745)
                                                                   ============
NET DECREASE IN NET ASSETS FROM OPERATIONS                         $(22,349,297)
                                                                   ============

                       SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets

                                                  YEAR ENDED       YEAR ENDED
                                                 JUNE 30, 2002    JUNE 30, 2001
                                                 -------------    -------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss                              $    (932,552)   $  (1,190,381)
Net Realized Loss                                  (16,952,020)     (17,794,397)
Net Unrealized Depreciation During the Period       (4,464,725)     (14,199,569)
                                                 -------------    -------------
Change in Net Assets from Operations               (22,349,297)     (33,184,347)
                                                 -------------    -------------
Distributions from Net Realized Gain:
Class A Shares                                             -0-       (2,278,553)
Class B Shares                                             -0-       (2,681,721)
Class C Shares                                             -0-         (890,951)
                                                 -------------    -------------
Total Distributions                                        -0-       (5,851,225)
                                                 -------------    -------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
   ACTIVITIES                                      (22,349,297)     (39,035,572)
                                                 -------------    -------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                           47,416,691       43,953,193
Net Asset Value of Shares Issued Through
   Dividend Reinvestment                                   -0-        5,275,039
Cost of Shares Repurchased                         (43,216,886)     (22,983,623)
                                                 -------------    -------------
NET CHANGE IN NET ASSETS FROM CAPITAL
   TRANSACTIONS                                      4,199,805       26,244,609
                                                 -------------    -------------
TOTAL DECREASE IN NET ASSETS                       (18,149,492)     (12,790,963)
NET ASSETS:
Beginning of the Period                             95,245,260      108,036,223
                                                 -------------    -------------
End of the Period (Including accumulated
   net investment loss of $(30,350) and
   $(24,225), respectively)                      $  77,095,768    $  95,245,260
                                                 =============    =============

                       SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                 MAY 29, 1998
                                                                                (COMMENCEMENT
                                                 YEAR ENDED JUNE 30,            OF INVESTMENT
                                   -------------------------------------------  OPERATIONS) TO
CLASS A SHARES                     2002(a)     2001(a)     2000(a)     1999(a)  JUNE 30, 1998
                                   -----------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                    $ 10.76     $ 15.42     $ 12.54     $ 10.29     $ 10.00
                                   -------     -------     -------     -------     -------
  Net Investment Income/Loss         (0.06)      (0.09)      (0.11)      (0.06)        -0-
  Net Realized and Unrealized
    Gain/Loss                        (2.32)      (3.85)       3.47        2.31        0.29
                                   -------     -------     -------     -------     -------
Total From Investment Operations     (2.38)      (3.94)       3.36        2.25        0.29
                                   -------     -------     -------     -------     -------
Less Distributions from Net
  Realized Gain                        -0-       (0.72)      (0.48)        -0-(c)      -0-
                                   -------     -------     -------     -------     -------
NET ASSET VALUE, END OF THE
  PERIOD                           $  8.38     $ 10.76     $ 15.42     $ 12.54     $ 10.29
                                   =======     =======     =======     =======     =======

Total Return* (b)                   -22.12%     -26.15%      27.26%      21.90%       2.90%**
Net Assets at End of the
  Period (In millions)             $  31.0     $  38.3     $  41.6     $  17.2     $   2.1
Ratio of Expenses to Average
  Net Assets*                         1.50%       1.50%       1.50%       1.50%       1.50%
Ratio of Net Investment Income/
  Loss to Average Net Assets*        (0.60)%     (0.68)%     (0.77)%     (0.57)%      0.51%
Portfolio Turnover                     115%         71%         73%        126%         19%**

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets                         1.60%      1.58%     1.69%     1.98%      4.06%
Ratio of Net Investment Loss to
  Average Net Assets                (0.70)%    (0.76)%   (0.96)%   (1.05)%    (2.05)%

**   NON-ANNUALIZED

(a)  NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES
     OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(c)  AMOUNT IS LESS THAN $0.01 PER SHARE.

                       SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                 MAY 29, 1998
                                                                                (COMMENCEMENT
                                                 YEAR ENDED JUNE 30,            OF INVESTMENT
                                   -------------------------------------------  OPERATIONS) TO
CLASS B SHARES                     2002(a)     2001(a)     2000(a)     1999(a)  JUNE 30, 1998
                                   -----------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                    $ 10.51     $ 15.19     $ 12.45     $ 10.28     $ 10.00
                                   -------     -------     -------     -------     -------
  Net Investment Loss                (0.13)      (0.18)      (0.21)      (0.14)        -0-
  Net Realized and Unrealized
    Gain/Loss                        (2.26)      (3.78)       3.43        2.31        0.28
                                   -------     -------     -------     -------     -------
Total From Investment Operations     (2.39)      (3.96)       3.22        2.17        0.28
                                   -------     -------     -------     -------     -------
Less Distribution from Net
  Realized Gain                        -0-       (0.72)      (0.48)        -0-(c)      -0-
                                   -------     -------     -------     -------     -------
NET ASSET VALUE, END OF THE
  PERIOD                           $  8.12     $ 10.51     $ 15.19     $ 12.45     $ 10.28
                                   =======     =======     =======     =======     =======
Total Return* (b)                   -22.65%     -26.70%      26.32%      21.14%       2.80%**
Net Assets at End of the
  Period (In millions)             $  30.4     $  43.4     $  49.2     $  24.0     $   1.5
Ratio of Expenses to Average
  Net Assets*                         2.25%       2.25%       2.25%       2.25%       2.25%
Ratio of Net Investment Loss to
  Average Net Assets*                (1.35)%     (1.43)%     (1.52)%     (1.34)%     (0.25)%
Portfolio Turnover                     115%         71%         73%        126%         19%**

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets                         2.35%      2.33%     2.44%     2.72%      4.81%
Ratio of Net Investment Loss to
  Average Net Assets                (1.45)%    (1.51)%   (1.71)%   (1.81)%    (2.81)%

**   NON-ANNUALIZED

(a)  NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES
     OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(c)  AMOUNT IS LESS THAN $0.01 PER SHARE.

                       SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                   MAY 29, 1998
                                                                                  (COMMENCEMENT
                                                 YEAR ENDED JUNE 30,              OF INVESTMENT
                                   -------------------------------------------    OPERATIONS) TO
CLASS C SHARES                     2002(a)     2001(a)     2000(a)     1999(a)    JUNE 30, 1998
                                   -------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                    $ 10.50     $ 15.18     $ 12.44     $ 10.28       $ 10.00
                                   -------     -------     -------     -------       -------
  Net Investment Loss                (0.13)      (0.18)      (0.21)      (0.14)          -0-
  Net Realized and Unrealized
    Gain/Loss                        (2.25)      (3.78)       3.43        2.30          0.28
                                   -------     -------     -------     -------       -------
Total From Investment Operations     (2.38)      (3.96)       3.22        2.16          0.28
                                   -------     -------     -------     -------       -------
Less Distributions from Net
  Realized Gain                        -0-       (0.72)      (0.48)        -0-(c)        -0-
                                   -------     -------     -------     -------       -------
NET ASSET VALUE, END OF THE
  PERIOD                           $  8.12     $ 10.50     $ 15.18     $ 12.44       $ 10.28
                                   =======     =======     =======     =======       =======
Total Return* (b)                   -22.67%     -26.72%      26.34%      21.04%         2.80%**
Net Assets at End of the
  Period (In millions)             $  15.7     $  13.6     $  17.2     $   7.4       $   1.5
Ratio of Expenses to Average
  Net Assets*                         2.25%       2.25%       2.25%       2.25%         2.25%
Ratio of Net Investment Loss to
  Average Net Assets*                (1.36)%     (1.43)%     (1.52)%     (1.32)%       (0.25)%
Portfolio Turnover                     115%         71%         73%        126%           19%**

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets                         2.35%      2.33%     2.44%     2.75%      4.81%
Ratio of Net Investment Loss to
  Average Net Assets                (1.46)%    (1.51)%   (1.71)%   (1.81)%    (2.81)%

**   NON-ANNUALIZED

(a)  NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES
     OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(c)  AMOUNT IS LESS THAN $0.01 PER SHARE.

                        SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

The Van Kampen Equity Growth Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek to provide long-term capital appreciation by investing primarily in growth-oriented equity securities of medium- and large-capitalization companies. The Fund commenced operations on May 29, 1998.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the year. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser"), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank, as custodian for the Fund, takes possession of the underlying securities, which have a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. ORGANIZATIONAL COSTS The organizational costs of the Fund are being amortized on a straight line basis over the 60 month period ending May 27, 2003 beginning with the Fund's commencement of operations.

E. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $21,836,660, which will expire between June 30, 2009 and June 30, 2010.

     At June 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes                 $ 85,996,123
                                                     ------------
Gross tax unrealized appreciation                    $  1,627,814
Gross tax unrealized depreciation                      (9,382,424)
                                                     ------------
Net tax unrealized depreciation on investments       $ (7,754,610)
                                                     ============

F. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income, as necessary and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

     The tax character of distributions paid during 2002 and 2001 was as follows:

                                                 2002        2001
Distributions paid from:
   Ordinary income                               $-0-     $2,385,821
   Long-term capital gain                         -0-      3,464,674
                                                 ----     ----------
                                                 $-0-     $5,850,495
                                                 ====     ==========

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified in the Statement of Assets and Liabilities. A permanent book and tax difference related to a current year net operating loss totaling $925,244 has been reclassified from accumulated net investment loss to capital. A permanent book and tax difference related to expenses which are not deductible for tax purposes totaling $1,183 has been reclassified from accumulated net investment loss to capital.

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                  % PER ANNUM
First $500 million                                           0.80%
Next $500 million                                            0.75%
Over $1 billion                                              0.70%

     The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

     For the year ended June 30, 2002, the Adviser voluntarily waived $81,733 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

     For the year ended June 30, 2002, the Fund recognized expenses of approximately $2,200, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2002, the Fund recognized expenses of $14,400, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.

     The Adviser also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank (formerly The Chase Manhattan Bank) ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JPMorgan provides certain administrative and accounting services to the Fund. JPMorgan is compensated for such services by the Adviser.

     Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2002, the Fund recognized expenses of approximately $42,700 representing transfer agencey fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive market benchmarks.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $22,874 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

     For the year ended June 30, 2002, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $20,413.

3. CAPITAL TRANSACTIONS

At June 30, 2002, capital aggregated $45,341,794, $45,951,677 and $21,544,334 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                                                    SHARES          VALUE
Sales:
  Class A                                          3,255,077     $ 30,313,151
  Class B                                            782,783        7,462,812
  Class C                                          1,020,560        9,640,728
                                                  ----------     ------------
Total Sales                                        5,058,420     $ 47,416,691
                                                  ==========     ============

Repurchases:
  Class A                                         (3,107,798)    $(28,765,353)
  Class B                                         (1,167,606)     (10,903,977)
  Class C                                           (384,945)      (3,547,556)
                                                  ----------     ------------
Total Repurchases                                 (4,660,349)    $(43,216,886)
                                                  ==========     ============

     At June 30, 2001, capital aggregated $44,159,644, $49,790,658 and
$15,614,125 for Classes A, B, and C, respectively. For the year ended June 30, 2001, transactions were as follows:

                                                    SHARES          VALUE
Sales:
  Class A                                          1,455,465     $ 19,107,854
  Class B                                          1,605,890       20,706,443
  Class C                                            312,329        4,138,896
                                                  ----------     ------------
Total Sales                                        3,373,684     $ 43,953,193
                                                  ==========     ============

Dividend Reinvestment:
  Class A                                            173,724     $  2,155,917
  Class B                                            191,835        2,340,359
  Class C                                             64,043          778,763
                                                  ----------     ------------
Total Dividend Reinvestment                          429,602     $  5,275,039
                                                  ==========     ============

Repurchases:
  Class A                                           (773,622)    $ (9,646,058)
  Class B                                           (906,514)     (10,701,028)
  Class C                                           (216,136)      (2,636,537)
                                                  ----------     ------------
Total Repurchases                                 (1,896,272)    $(22,983,623)
                                                  ==========     ============

     Class B Shares automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the years ended June 30, 2002 and June 30, 2001, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for

Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                         CONTINGENT DEFERRED SALES
                                                          CHARGE AS A PERCENTAGE
                                                             OF DOLLAR AMOUNT
                                                             SUBJECT TO CHARGE
                                                         -------------------------
YEAR OF REDEMPTION                                         CLASS B       CLASS C
First                                                       5.00%         1.00%
Second                                                      4.00%         None
Third                                                       3.00%         None
Fourth                                                      2.50%         None
Fifth                                                       1.50%         None
Thereafter                                                  None          None

     For the year ended June 30, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $42,500 and CDSC on redeemed shares of Classes B and C of approximately $116,100. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

For the year ended June 30, 2002, the Fund made purchases of $101,159,349 and sales of $97,629,776 investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended June 30, 2002, are payments retained by Van Kampen of approximately $364,900 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $34,200.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Van Kampen European Value Equity Fund

     We have audited the accompanying statement of assets and liabilities of Van Kampen European Value Equity Fund (the OFundO), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the period ended June 30, 1999 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen European Value Equity Fund as of June 30, 2002, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 12, 2002

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

THE FOLLOWING PAGES DETAIL YOUR FUND'S
PORTFOLIO OF INVESTMENTS AT THE END OF
THE REPORTING PERIOD.

                                                                          MARKET
                 DESCRIPTION                                SHARES         VALUE
COMMON STOCKS 96.3%
BELGIUM  1.8%

Fortis (a)                                                   5,231      $   111,960
Solvay S.A.                                                  1,222           88,353
                                                                        -----------
                                                                            200,313
                                                                        -----------

DENMARK  1.5%
Danisco A/S                                                  2,887          105,968
Danske Bank A/S                                              3,055           56,475
                                                                        -----------
                                                                            162,443
                                                                        -----------

FINLAND  1.8%
Nokia Oyj                                                    5,880           86,427
Sampo Oyj, Class A                                          13,183          103,292
                                                                        -----------
                                                                            189,719
                                                                        -----------

FRANCE  14.9%
Aventis S.A.                                                 5,724          407,329
Compagnie de Saint-Gobain                                    2,492          112,333
Credit Agricole S.A.                                         4,755          106,110
Groupe Danone                                                1,180          162,909
Neopost S.A. (a)                                             3,436          137,335
Pernod-Ricard                                                  601           59,130
Schneider Electric S.A.                                      2,132          115,136
TotalFinaElf S.A., Class B                                   2,515          410,076
Union du Credit-Bail Immobilier                              1,331           82,505
Vivendi Universal S.A. (a)                                     700           15,190
                                                                        -----------
                                                                          1,608,053
                                                                        -----------

GERMANY  3.7%
Deutsche Bank AG (Registered)                                1,727          120,498
Deutsche Post AG (Registered)                                8,080          102,977
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)     752          178,627
                                                                        -----------
                                                                            402,102
                                                                        -----------

ITALY  7.0%
ENI S.p.A.                                                  11,051          176,462
Mondadori (Arnoldo) Editore S.p.A                            8,175           54,404
Parmalat Finanziaria S.p.A                                  31,180           96,793
Snam Rete Gas                                               54,930          162,894
Telecom Italia S.p.A.                                        6,392           50,273
Telecom Italia S.p.A. RNC                                   15,204           80,976

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                          MARKET
              DESCRIPTION                                   SHARES         VALUE
ITALY (CONTINUED)
TIM S.p.A.                                                  11,876      $    48,881
UniCredito Italiano S.p.A.                                  18,545           84,240
                                                                        -----------
                                                                            754,923
                                                                        -----------

NETHERLANDS  10.5%
Akzo Nobel N.V.                                              2,404          105,124
Buhrmann N.V.                                               11,313          104,797
CSM N.V.                                                     4,377          105,619
IHC Caland N.V.                                              2,345          140,825
ING Groep N.V.                                               4,316          111,296
Koninklijke Ahold N.V.                                       5,037          106,408
Koninklijke (Royal) Philips Electronics N.V.                 4,021          112,742
Royal KPN N.V. (a)                                          26,372          123,978
Unilever N.V., CVA                                           1,780          117,046
Vedior N.V., CVA                                             7,494          104,056
                                                                        -----------
                                                                          1,131,891
                                                                        -----------

NORWAY  2.2%
Gjensidige NOR Sparebank                                     2,424           89,892
Statoil ASA                                                  7,352           65,708
Telenor ASA                                                 24,336           86,352
                                                                        -----------
                                                                            241,952
                                                                        -----------

PORTUGAL  0.4%
Brisa Auto-Estradas de Portugal, S.A. (a)                    7,600           42,965
                                                                        -----------

SPAIN  3.3%
Amadeus Global Travel Distribution S.A., Class A            16,046          103,126
Banco Popular Espanol S.A.                                   2,445          108,565
Endesa S.A.                                                  5,182           75,602
Telefonica S.A. (a)                                          8,509           71,733
                                                                        -----------
                                                                            359,026
                                                                        -----------

SWEDEN  3.9%
ForeningsSparbanken AB, Class A                              5,350           68,065
Nordea AB                                                   14,549           79,441
Svenska Handelsbanken, Class A                              10,711          164,342
Swedish Match AB                                            13,749          114,111
                                                                        -----------
                                                                            425,959
                                                                        -----------

SWITZERLAND  11.8%
Cie Financiere Richemont AG, Class A                         2,355           53,830
Converium Holdings AG (a)                                    1,975          102,558
Holcim Ltd., Class B                                           457          105,386
Nestle S.A. (Registered)                                     1,634          382,874
Novartis AG                                                  1,296           57,278
Roche Holding AG                                             1,279           97,162

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                          MARKET
           DESCRIPTION                                     SHARES          VALUE
SWITZERLAND (CONTINUED)
Schindler Holding AG (Registered) (a)                          550      $   100,277
Syngenta AG                                                  1,663          100,449
UBS AG (Registered)                                          5,562          281,123
                                                                        -----------
                                                                          1,280,937
                                                                        -----------

UNITED KINGDOM  33.5%
Allied Domecq plc                                           32,385          213,373
Aviva plc                                                   13,342          107,775
BAE Systems plc                                             24,935          127,917
Barclays plc                                                16,747          141,563
BOC Group plc                                                3,241           50,574
BP plc (a)                                                   6,350           53,580
British American Tobacco plc                                18,805          203,019
Cadbury Schweppes plc                                       12,269           92,344
Centrica plc                                                17,962           55,837
GlaxoSmithKline plc                                         21,324          463,041
GUS plc                                                      5,478           50,542
Hays plc                                                    46,506          109,674
HSBC Holdings plc                                            8,464           97,793
Imperial Tobacco Group plc                                   3,348           53,167
Invensys plc                                                17,900           24,396
Lattice Group plc                                           19,864           52,016
Lloyds TSB Group plc                                        16,783          167,825
PHS Group plc                                               42,500           63,781
Reckitt Benckiser plc                                        3,140           56,595
Reed International plc                                      16,903          161,389
Rentokil Initial plc                                        27,644          113,028
Rolls-Royce plc                                             20,918           51,893
Sainsbury (J) plc (Registered)                              10,089           55,001
Scottish & Southern Energy plc                               5,683           56,480
Shell Transport & Trading Co. plc (Registered)              56,034          424,748
Smiths Group plc                                             4,449           58,047
SSL International plc                                       18,158           99,444
Vodafone Group plc                                         207,515          286,000
William Hill plc (a)                                        18,700           75,886
WPP Group plc                                                6,309           53,523
                                                                        -----------
                                                                          3,620,251
                                                                        -----------

TOTAL COMMON STOCKS  96.3%
    (Cost $9,444,939)                                                    10,420,534
                                                                        -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                          MARKET
                     DESCRIPTION                             SHARES        VALUE
PREFERRED STOCK 0.8%
GERMANY  0.8%

Fresenius AG
    (Cost $141,136)                                          1,695      $    85,738
                                                                        -----------

TOTAL LONG-TERM INVESTMENTS  97.1%
    (Cost $9,586,075)                                                    10,506,272
                                                                        -----------

REPURCHASE AGREEMENT  1.4%
J.P. Morgan Securities Inc. ($155,000 par collateralized by
    U.S. Government obligations in a pooled cash account, dated
    06/28/02, to be sold on 07/01/02 at $155,023 )
    (Cost $155,000)                                                         155,000
                                                                        -----------

TOTAL INVESTMENTS  98.5%
    (Cost $9,741,075)                                                    10,661,272

FOREIGN CURRENCY  1.3%
    (Cost $141,080)                                                         143,798

OTHER ASSETS IN EXCESS OF LIABILITIES  0.2%                                  14,314
                                                                        -----------

NET ASSETS  100%                                                        $10,819,384
                                                                        ===========


(a) NON-INCOME PRODUCING SECURITY AS THIS STOCK CURRENTLY DOES NOT DECLARE DIVIDENDS.

RNC NON-CONVERTIBLE SAVINGS SHARES

          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION+

                                                         MARKET         PERCENT OF
      INDUSTRY                                            VALUE         NET ASSETS
Financials                                             $ 2,363,947          21.9%
Consumer Staples                                         1,924,358          17.8
Industrials                                              1,475,225          13.6
Health Care                                              1,209,990          11.2
Energy                                                   1,130,573          10.4
Telecommunication Services                                 748,194           6.9
Consumer Discretionary                                     577,507           5.3
Materials                                                  449,886           4.2
Utilities                                                  402,830           3.7
Information Technology                                     223,762           2.1
                                                       -----------          ----
                                                       $10,506,272          97.1%
                                                       ===========          ====

+ CLASSIFIED BY SECTORS WHICH REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES.

                       SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
JUNE 30, 2002

ASSETS:
Total Investments (Cost $9,741,075)                                     $10,661,272
Foreign Currency (Cost $141,080)                                            143,798
Cash                                                                            804
Receivables:
  Investments Sold                                                          158,114
  Fund Shares Sold                                                           87,904
  Foreign Withholding Tax Reclaim                                            30,718
  Dividends                                                                  14,265
  Interest                                                                       23
Other                                                                        25,179
                                                                        -----------
    Total Assets                                                         11,122,077
                                                                        -----------

LIABILITIES:
Payables:
  Investments Purchased                                                     147,344
  Fund Shares Repurchased                                                    23,386
  Distributor and Affiliates                                                 15,670
  Administrative Fee                                                          2,279
  Directors' Fee                                                              1,244
Directors' Deferred Compensation and Retirement Plans                        28,872
Accrued Expenses                                                             83,898
                                                                        -----------
    Total Liabilities                                                       302,693
                                                                        -----------
NET ASSETS                                                              $10,819,384
                                                                        ===========

NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 2,625,000,000
  shares authorized)                                                    $11,350,511
Net Unrealized Appreciation on Investments and
  Foreign Currency Translations                                             929,792
Accumulated Undistributed Net Investment Income                              41,753
Accumulated Net Realized Loss                                            (1,502,672)
                                                                        -----------
NET ASSETS                                                              $10,819,384
                                                                        ===========

MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:

    Net asset value and redemption price per share (Based on net assets of $4,316,683 and 422,210 shares of beneficial interest
    issued and outstanding)                                             $     10.22
    Maximum sales charge (5.75%* of offering price)                            0.62
                                                                        -----------
    Maximum offering price to public                                    $     10.84
                                                                        ===========

  Class B Shares:
    Net asset value and offering price per share (Based on net assets of $4,664,898 and 453,394 shares of beneficial interest
    issued and outstanding)                                             $     10.29
                                                                        ===========

  Class C Shares:
    Net asset value and offering price per share (Based on net assets of $1,837,803 and 179,396 shares of beneficial interest
    issued and outstanding)                                             $     10.24
                                                                        ===========

* ON SALES OF $50,000 OR MORE, SALES CHARGE WILL BE REDUCED.

                        SEE NOTES TO FINANCIAL STATEMENTS

Statement of Operations

FOR THE YEAR ENDED JUNE 30, 2002

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $22,015)                   $ 260,077
Interest                                                                      7,819
                                                                          ---------
    Total Income                                                            267,896
                                                                          ---------

EXPENSES:
Custody                                                                     167,353
Investment Advisory Fee                                                     113,801
Shareholder Reports                                                          79,986
Filling and Registration Fees                                                31,376
Administrative Fee                                                           28,893
Distribution (12b-1) and Service Fees (Attributed to
  Classes A, B and C of $12,703, $6,322 and $6,384, respectively)            25,409
Legal                                                                        13,002
Director's Fees and Related Expenses                                         12,449
Shareholder Services                                                          5,170
Other                                                                        34,111
                                                                          ---------
    Total Expenses                                                          511,550
    Expense Reduction ($113,801 Investment Advisory Fee
      and $203,091 Other)                                                  (316,892)
                                                                          ---------
    Net Expenses                                                            194,658
                                                                          ---------
NET INVESTMENT INCOME                                                     $  73,238
                                                                          =========

REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments                                                             $(496,801)
  Foreign Currency Transactions                                             (13,786)
                                                                          ---------
Net Realized Loss                                                          (510,587)
                                                                          ---------
Unrealized Appreciation/Depreciation:
  Beginning of the Period                                                   675,200
  End of the Period:
    Investments                                                             920,197
    Foreign Currency Translations                                             9,595
                                                                          ---------
                                                                            929,792
                                                                          ---------
Net Unrealized Appreciation During the Period                               254,592
                                                                          ---------
NET REALIZED AND UNREALIZED LOSS                                          $(255,995)
                                                                          =========
NET DECREASE IN NET ASSETS FROM OPERATIONS                                $(182,757)
                                                                          =========

                        SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets

                                                              YEAR ENDED       YEAR ENDED
                                                             JUNE 30, 2002    JUNE 30, 2001
                                                             -------------    -------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income                                        $     73,238      $     73,530
Net Realized Loss                                                (510,587)         (952,387)
Net Unrealized Appreciation/Depreciation During the
   Period                                                         254,592          (398,453)
                                                             ------------      ------------
Change in Net Assets from Operations                             (182,757)       (1,277,310)
                                                             ------------      ------------

Distributions from Net Investment Income:
Class A Shares                                                    (73,330)          (65,017)
Class B Shares                                                    (32,191)          (15,072)
Class C Shares                                                    (12,410)           (5,685)
                                                             ------------      ------------
                                                                 (117,931)          (85,774)
                                                             ------------      ------------

Distributions from Net Realized Gain:
Class A Shares                                                        -0-          (152,755)
Class B Shares                                                        -0-          (142,168)
Class C Shares                                                        -0-           (53,136)
                                                             ------------      ------------
                                                                      -0-          (348,059)
                                                             ------------      ------------
Total Distributions                                              (117,931)         (433,833)
                                                             ------------      ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES              (300,688)       (1,711,143)
                                                             ------------      ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                      21,926,660        15,742,342
Net Asset Value of Shares Issued Through Dividend
   Reinvestment                                                    82,467           321,507
Cost of Shares Repurchased                                    (25,548,756)      (15,544,862)
                                                             ------------      ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS             (3,539,629)          518,987
                                                             ------------      ------------
TOTAL DECREASE IN NET ASSETS                                   (3,840,317)       (1,192,156)
NET ASSETS :

Beginning of the Period                                        14,659,701        15,851,857
                                                             ------------      ------------

End of the Period (Including accumulated undistributed
   net investment income of $41,753 and $100,504,
   respectively)                                             $ 10,819,384      $ 14,659,701
                                                             ============      ============

                        SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
HIGHLIGHTS FOR ONE SHARE OF THE FUND
OUTSTANDING THROUGHOUT THE
PERIODS INDICATED.

                                                                                          SEPTEMBER 25, 1998
                                                                                            (COMMENCEMENT
                                                           YEAR ENDED JUNE 30,              OF INVESTMENT
                                               ----------------------------------------     OPERATIONS) TO
CLASS A SHARES                                     2002(a)       2001(a)     2000(a)      JUNE 30, 1999(a)
                                               ------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                                   $  10.47      $  11.79     $  10.65        $  10.00
                                                  --------      --------     --------        --------
  Net Investment Income                               0.05          0.10         0.11            0.13
  Net Realized and Unrealized Gain/Loss              (0.16)        (1.04)        1.27            0.54
                                                  --------      --------     --------        --------
Total from Investment Operations                     (0.11)        (0.94)        1.38            0.67
                                                  --------      --------     --------        --------

Less:
  Distributions from Net Investment Income           (0.14)        (0.11)       (0.14)          (0.02)
  Distributions from Net Realized Gain                 -0-         (0.27)       (0.10)            -0-
                                                  --------      --------     --------        --------
Total Distributions                                  (0.14)        (0.38)       (0.24)          (0.02)
                                                  --------      --------     --------        --------

NET ASSET VALUE, END OF THE PERIOD                $  10.22      $  10.47     $  11.79        $  10.65
                                                  ========      ========     ========        ========

Total Return* (b)                                    -0.83%        -8.14%       13.15%           6.75%**
Net Assets at End of the Period (In millions)     $    4.3      $    7.6     $    6.6        $    2.0
Ratio of Expenses to Average Net Assets*              1.70%         1.70%        1.70%           1.70%
Ratio of Net Investment Income to
  Average Net Assets*                                 0.53%         0.89%        0.99%           1.64%
Portfolio Turnover                                     182%           63%          49%             51%**

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average Net Assets               4.49%         2.50%        3.80%           6.20%
Ratio of Net Investment Income to
  Average Net Assets                                 (2.26)%        0.09%       (1.11)%         (2.87)%

** NON-ANNUALIZED

(a) NET INVESTMENT INCOME PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                       SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
HIGHLIGHTS FOR ONE SHARE OF THE FUND
OUTSTANDING THROUGHOUT THE
PERIODS INDICATED.

                                                                                          SEPTEMBER 25, 1998
                                                                                            (COMMENCEMENT
                                                           YEAR ENDED JUNE 30,              OF INVESTMENT
                                                  -------------------------------------     OPERATIONS) TO
CLASS B SHARES                                     2002(a)       2001(a)        2000(a)   JUNE 30, 1999(a)
                                                  ----------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                                   $  10.47       $  11.76       $  10.62       $  10.00
                                                  --------       --------       --------       --------
  Net Investment Income                               0.08           0.02           0.04           0.08
  Net Realized and Unrealized Gain/Loss              (0.19)         (1.01)          1.26           0.55
                                                  --------       --------       --------       --------
Total from Investment Operations                     (0.11)         (0.99)          1.30           0.63
                                                  --------       --------       --------       --------

Less:
  Distributions from Net Investment Income           (0.07)         (0.03)         (0.06)         (0.01)
  Distributions from Net Realized Gain                 -0-          (0.27)         (0.10)           -0-
                                                  --------       --------       --------       --------
Total Distributions                                  (0.07)         (0.30)         (0.16)         (0.01)
                                                  --------       --------       --------       --------
NET ASSET VALUE, END OF THE PERIOD                $  10.29       $  10.47       $  11.76       $  10.62
                                                  ========       ========       ========       ========

Total Return* (b)                                    -1.00%         -8.67%         12.37%          6.26%**
Net Assets at End of the Period (In millions)     $    4.7       $    5.1       $    7.2       $    3.1
Ratio of Expenses to Average Net Assets*              1.59%          2.25%          2.45%          2.45%
Ratio of Net Investment Income to
  Average Net Assets*                                 0.79%          0.22%          0.45%          0.96%
Portfolio Turnover                                     182%            63%            49%            51%**

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average Net Assets               4.38%          3.10%          4.55%           6.61%
Ratio of Net Investment Income to Average
  Net Assets                                         (2.00)%        (0.63)%        (1.65)%         (3.20)%

**   NON-ANNUALIZED

(a) NET INVESTMENT INCOME PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                                            SEPTEMBER 25, 1998
                                                                                              (COMMENCEMENT
                                                           YEAR ENDED JUNE 30,                OF INVESTMENT
                                               ----------------------------------------       OPERATIONS) TO
CLASS C SHARES                                     2002(a)        2001(a)       2000(a)      JUNE 30, 1999(a)
                                               --------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                                   $  10.41       $  11.72       $  10.59         $  10.00
                                                  --------       --------       --------         --------
  Net Investment Income                               0.06           0.01           0.01             0.07
  Net Realized and Unrealized Gain/Loss              (0.16)         (1.02)          1.28             0.53
                                                  --------       --------       --------         --------
Total from Investment Operations                     (0.10)         (1.01)          1.29             0.60
                                                  --------       --------       --------         --------

Less:
  Distributions from Net Investment Income           (0.07)         (0.03)         (0.06)           (0.01)
  Distributions from Net Realized Gain                 -0-          (0.27)         (0.10)             -0-
                                                  --------       --------       --------         --------
Total Distributions                                  (0.07)         (0.30)         (0.16)           (0.01)
                                                  --------       --------       --------         --------
NET ASSET VALUE, END OF THE PERIOD                $  10.24       $  10.41       $  11.72         $  10.59
                                                  ========       ========       ========         ========

Total Return* (b)                                    -0.90%         -8.79%         12.37%            5.96%**
Net Assets at End of the Period (In millions)     $    1.8       $    2.0       $    2.0         $    1.5
Ratio of Expenses to Average Net Assets*              1.81%          2.45%          2.45%            2.45%
Ratio of Net Investment Income to
  Average Net Assets*                                 0.60%          0.08%          0.01%            0.81%
Portfolio Turnover                                     182%            63%            49%              51%**

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average Net Assets               4.57%          3.25%          4.55%          7.33%
Ratio of Net Investment Income to Average
  Net Assets                                         (2.16)%        (0.72)%        (2.09)%        (4.13)%

**   NON-ANNUALIZED

(a) NET INVESTMENT INCOME PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC of 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON fUND DISTRIBUTIONS OR THE REDEMPTION OF fUND SHARES.

                       See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002

1.   SIGNIFICANT ACCOUNTING POLICIES

The Van Kampen European Value Equity Fund (formerly Van Kampen European Equity
Fund) (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of equity securities of European issuers based on individual stock selection. The Fund commenced operations on September 25, 1998. The Fund's name was modified to better reflect its strategy effective August 28, 2001.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the year. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith Van Kampen Investment Advisory Corp. (the "Adviser") in accordance with procedures established by the Fund's Board of Directors. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by the Adviser, or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank, as custodian for the Fund, takes possession of the underlying securities, which have a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2002, the Fund had accumulated capital loss carryforward for tax purposes of $1,019,396, which will expire between June 30, 2009 and June 30, 2010.

     At June 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes             $10,224,351
Gross tax unrealized appreciation                $   973,584
Gross tax unrealized depreciation                   (536,663)
Net tax unrealized appreciation on investments   $   436,921

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

     The tax character of distributions paid during 2002 and 2001 was as follows:

                                                   2002             2001
                                                 --------         --------
Distributions paid from:
   Ordinary income                               $117,931         $ 94,909
   Long-term capital gain                             -0-          338,924
                                                 --------         --------
                                                 $117,931         $433,833
                                                 ========         ========

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified in the Statement of Assets and Liabilities. A permanent book and tax difference related to expenses which are deductible for tax purposes and not for book purposes totaling $272 was reclassified from accumulated undistributed net investment income to capital. A permanent book and tax difference related to net realized losses on foreign currency transactions totaling $13,786 has been reclassified from accumulated net realized loss to accumulated undistributed net investment income.

     As of June 30, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income                           $69,950
                                                        =======

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of losses relating to wash sale transactions.

F. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

     Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                         % PER ANNUM
First $500 million                                  1.00%
Next $500 million                                   0.95%
Over $1 billion                                     0.90%

     The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

     For the year ended June 30, 2002, the Adviser voluntarily waived $113,801 of its investment advisory fees and assumed $203,091 of the Fund's other expenses. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

     For the year ended June 30, 2002, the Fund recognized expenses of approximately $400, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2002, the Fund recognized expenses of $12,600, representing Van Kampen Investments Inc. or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.

     At June 30, 2002, Van Kampen Funds, Inc. owned 67,000 shares of Class A, 65,000 shares of Class B, and 65,000 shares of Class C.

     The Adviser also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank (formerly The Chase Manhattan Bank) ("JPMorgan"), through its corporate affiliate

J.P. Morgan Investor Services Co., JPMorgan provides certain administrative and accounting services to the Fund. JPMorgan is compensated for such services by the Adviser.

     Van Kampen Investor Services Inc.(VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2002, the Fund recognized expenses of approximately $5,200 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive market benchmarks.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $20,584 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

3.   CAPITAL TRANSACTIONS

At June 30, 2002, capital aggregated $4,594,994, $4,858,784 and $1,896,733 for
Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                                                  SHARES           VALUE
Sales:
  Class A                                       2,075,230      $ 20,603,696
  Class B                                         101,278         1,014,076
  Class C                                          30,768           308,888
                                               ----------      ------------
Total Sales                                     2,207,276      $ 21,926,660
                                               ==========      ============
Dividend Reinvestment:
  Class A                                           5,556      $     53,110
  Class B                                           2,253            21,653
  Class C                                             805             7,704
                                               ----------      ------------
Total Dividend Reinvestment                         8,614      $     82,467
                                               ==========      ============
Repurchases:
  Class A                                      (2,382,391)     $(23,760,318)
  Class B                                        (135,702)       (1,353,590)
  Class C                                         (44,182)         (434,848)
                                               ----------      ------------
Total Repurchases                              (2,562,275)     $(25,548,756)
                                               ==========      ============

     At June 30, 2001, capital aggregated $7,698,385, $5,176,536 and $2,014,947 for Classes A, B, and C, respectively. For the year ended June 30, 2001, transactions were as follows:

                                               SHARES           VALUE
Sales:
  Class A                                    1,193,490      $ 12,745,647
  Class B                                      169,733         1,915,249
  Class C                                       99,515         1,081,446
                                            ----------      ------------
Total Sales                                  1,462,738      $ 15,742,342
                                            ==========      ============
Dividend Reinvestment:
  Class A                                       15,596      $    173,738
  Class B                                       10,751           119,978
  Class C                                        2,499            27,791
                                            ----------      ------------
Total Dividend Reinvestment                     28,846      $    321,507
                                            ==========      ============
Repurchases:
  Class A                                   (1,049,244)     $(11,240,047)
  Class B                                     (305,071)       (3,431,774)
  Class C                                      (82,814)         (873,041)
                                            ----------      ------------
Total Repurchases                           (1,437,129)     $(15,544,862)
                                            ==========      ============

     Class B Shares automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the years ended June 30, 2002 and June 30, 2001, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                CONTINGENT DEFERRED SALES
                                            CHARGE AS A PERCENTAGE OF DOLLAR
                                                AMOUNT SUBJECT TO CHARGE
                                            --------------------------------
YEAR OF REDEMPTION                                CLASS B       CLASS C
First                                              5.00%         1.00%
Second                                             4.00%         None
Third                                              3.00%         None
Fourth                                             2.50%         None
Fifth                                              1.50%         None
Thereafter                                          None         None

     For the year ended June 30, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $3,700 and CDSC on redeemed shares of approximately $10,600. Sales charges do not represent expenses of the Fund.

4.   INVESTMENT TRANSACTIONS

For the year ended June 30, 2002, the Fund made purchases of $20,634,904 and sales of $22,898,368 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sale of long-term U.S. government securities.

5.   DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes or shares.

     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended June 30, 2002, are payments retained by Van Kampen of approximately $26,200 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $4,300.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Van Kampen Focus Equity Fund

    We have audited the accompanying statement of assets and liabilities of Van Kampen Focus Equity Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to June 30, 2000 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Focus Equity Fund as of June 30, 2002, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 12, 2002

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                           MARKET
            DESCRIPTION                                    SHARES          VALUE
COMMON STOCKS 96.5%
CONSUMER DISCRETIONARY 13.2%
MEDIA 3.7%
Liberty Media Corp., Class A (a)                           305,110      $ 3,051,100
Univision Communications, Inc., Class A (a)                 45,800        1,438,120
Viacom, Inc., Class B (a)                                  143,955        6,387,283
                                                                        -----------
                                                                         10,876,503
                                                                        -----------

MULTILINE RETAIL 5.9%
BJ's Wholesale Club, Inc. (a)                               97,950        3,771,075
Wal-Mart Stores, Inc.                                      244,325       13,440,318
                                                                        -----------
                                                                         17,211,393
                                                                        -----------

SPECIALTY RETAIL 3.6%
Home Depot, Inc.                                           281,750       10,348,678
                                                                        -----------
TOTAL CONSUMER DISCRETIONARY                                             38,436,574
                                                                        -----------

CONSUMER STAPLES 8.2%
BEVERAGES 3.6%
Coca-Cola Co.                                              133,850        7,495,600
PepsiCo, Inc.                                               62,630        3,018,766
                                                                        -----------
                                                                         10,514,366
                                                                        -----------

HOUSEHOLD PRODUCTS 2.4%
Procter & Gamble Co.                                        76,500        6,831,450
                                                                        -----------
TOBACCO 2.2%
Philip Morris Cos., Inc.                                   145,875        6,371,820
                                                                        -----------
TOTAL CONSUMER STAPLES                                                   23,717,636
                                                                        -----------

ENERGY 3.4%
ENERGY EQUIPMENT & SERVICES 3.4%
Baker Hughes, Inc.                                         220,675        7,346,271
BJ Services Co. (a)                                         77,525        2,626,547
                                                                        -----------
                                                                          9,972,818
                                                                        -----------

FINANCIALS 17.8%
BANKS 1.3%
Bank of New York Co., Inc.                                 106,700        3,601,125
                                                                        -----------

DIVERSIFIED FINANCIALS 14.1%
American Express Co.                                        47,050        1,708,856
Capital One Financial Corp.                                119,500        7,295,475
Citigroup, Inc.                                            346,633       13,432,029

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                           MARKET
         DESCRIPTION                                       SHARES           VALUE
DIVERSIFIED FINANCIALS (CONTINUED)
Freddie Mac                                                233,425     $ 14,285,610
Goldman Sachs Group, Inc.                                   58,650        4,301,977
                                                                       ------------
                                                                         41,023,947
                                                                       ------------

INSURANCE 2.4%
American International Group, Inc.                         102,825        7,015,750
                                                                       ------------
TOTAL FINANCIALS                                                         51,640,822
                                                                       ------------

HEALTH CARE 19.9%
BIOTECHNOLOGY 1.1%
Amgen, Inc. (a)                                             53,525        2,241,627
Gilead Sciences, Inc. (a)                                   26,825          882,006
                                                                       ------------
                                                                          3,123,633
                                                                       ------------

HEALTH CARE EQUIPMENT & SUPPLIES 2.3%
Baxter International, Inc.                                  61,675        2,741,454
Medtronic, Inc.                                             91,350        3,914,347
                                                                       ------------
                                                                          6,655,801
                                                                       ------------

HEALTH CARE PROVIDERS & SERVICES 4.6%
HCA, Inc.                                                  128,450        6,101,375
Laboratory Corp. Of America Holdings (a)                   161,025        7,350,791
                                                                       ------------
                                                                         13,452,166
                                                                       ------------

PHARMACEUTICALS 11.9%
Johnson & Johnson                                          123,250        6,441,045
Pfizer, Inc.                                               490,250       17,158,750
Wyeth                                                      217,200       11,120,640
                                                                       ------------
                                                                         34,720,435
                                                                       ------------
TOTAL HEALTH CARE                                                        57,952,035
                                                                       ------------

INDUSTRIALS 11.2%
AEROSPACE & DEFENSE 2.0%
General Dynamics Corp.                                      56,475        6,006,116
                                                                       ------------

COMMERCIAL SERVICES & SUPPLIES 1.7%
First Data Corp.                                           131,850        4,904,820
                                                                       ------------

INDUSTRIAL CONGLOMERATES 7.5%
General Electric Co.                                       748,150       21,733,758
                                                                       ------------
TOTAL INDUSTRIALS                                                        32,644,694
                                                                       ------------

INFORMATION TECHNOLOGY 21.1%
COMMUNICATIONS EQUIPMENT 3.1%
Cisco Systems, Inc. (a)                                    549,100        7,659,945
QUALCOMM, Inc. (a)                                          43,900        1,206,811
                                                                       ------------
                                                                          8,866,756
                                                                       ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                          MARKET
           DESCRIPTION                                     SHARES          VALUE
COMPUTERS & PERIPHERALS 2.9%
Dell Computer Corp. (a)                                    221,075     $  5,778,901
International Business Machines Corp.                       36,700        2,642,400
                                                                       ------------
                                                                          8,421,301
                                                                       ------------

SEMICONDUCTOR EQUIPMENT & PRODUCTS 7.3%
Applied Materials, Inc. (a)                                161,150        3,065,073
Intel Corp.                                                469,700        8,581,419
Linear Technology Corp.                                     83,950        2,638,548
Maxim Integrated Products, Inc. (a)                         24,275          930,461
Texas Instruments, Inc.                                    224,825        5,328,352
Xilinx, Inc. (a)                                            32,825          736,265
                                                                       ------------
                                                                         21,280,118
                                                                       ------------

SOFTWARE 7.8%
Microsoft Corp. (a)                                        369,450       20,208,915
Oracle Corp. (a)                                           183,475        1,737,508
VERITAS Software Corp. (a)                                  42,050          832,170
                                                                       ------------
                                                                         22,778,593
                                                                       ------------
TOTAL INFORMATION TECHNOLOGY                                             61,346,768
                                                                       ------------

TELECOMMUNICATION SERVICES 1.7%
DIVERSIFIED TELECOMMUNICATION SERVICES 1.7%
Verizon Communications, Inc.                               125,839        5,052,436
                                                                       ------------

TOTAL LONG-TERM INVESTMENTS 96.5%
    (Cost $300,668,967)                                                 280,763,783
                                                                       ------------

REPURCHASE AGREEMENT 5.6%
J.P. Morgan Securities Inc. ($16,346,000 par collateralized by
    U.S. Government obligations in a pooled cash account, dated
    06/28/02, to be sold on 07/01/02 at $16,348,384)
    (Cost $16,346,000)                                                   16,346,000
                                                                       ------------

TOTAL INVESTMENTS 102.1%
    (Cost $317,014,967)                                                 297,109,783

LIABILITIES IN EXCESS OF OTHER ASSETS (2.1)%                             (6,254,059)
                                                                       ------------

NET ASSETS 100%                                                        $290,855,724
                                                                       ============

(a) NON-INCOME PRODUCING SECURITY AS THIS STOCK CURRENTLY DOES NOT DECLARE DIVIDENDS.

                       SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
JUNE 30, 2002

ASSETS:
Total Investments (Cost $317,014,967)                                 $ 297,109,783
Cash                                                                            363
Receivables:
  Investments Sold                                                        8,328,489
  Dividends                                                                 237,872
  Fund Shares Sold                                                          183,397
  Interest                                                                    2,384
Other                                                                        49,203
                                                                      -------------
    Total Assets                                                        305,911,491
                                                                      -------------

LIABILITIES:
Payables:
  Investments Purchased                                                   8,445,469
  Fund Shares Repurchased                                                 5,746,002
  Distributor and Affiliates                                                321,943
  Investment Advisory Fee                                                   224,141
  Administrative Fee                                                         68,528
  Directors' Fee                                                              1,917
Accrued Expenses                                                            137,942
Directors' Deferred Compensation and Retirement Plans                       109,825
                                                                      -------------
    Total Liabilities                                                    15,055,767
                                                                      -------------
NET ASSETS                                                            $ 290,855,724
                                                                      =============

NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with
  2,625,000,000 shares authorized)                                    $ 453,266,080
Accumulated Net Investment Loss                                            (100,701)
Net Unrealized Depreciation                                             (19,905,184)
Accumulated Net Realized Loss                                          (142,404,471)
                                                                      -------------
NET ASSETS                                                            $ 290,855,724
                                                                      =============

MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of $109,682,057 and 7,512,818 shares of beneficial interest
issued and outstanding)                                               $       14.60
    Maximum sales charge (5.75%* of offering price)                            0.89
                                                                      -------------
    Maximum offering price to public                                  $       15.49
                                                                      =============

  Class B Shares:
    Net asset value and offering price per share (Based on net assets of $149,545,681 and 10,803,618 shares of beneficial interest
issued and outstanding)                                               $       13.84
                                                                      =============

  Class C Shares:
    Net asset value and offering price per share (Based on net assets of $31,627,986 and 2,284,142 shares of beneficial interest
issued and outstanding)                                               $       13.85
                                                                      =============

*    ON SALES OF $50,000 OR MORE, THE SALES CHARGE WILL BE REDUCED.

                       SEE NOTES TO FINANCIAL STATEMENTS

Statement of Operations
FOR THE YEAR ENDED JUNE 30, 2002

INVESTMENT INCOME:
Dividends                                                                $  3,012,435
Interest                                                                      261,140
                                                                         ------------
    Total Income                                                            3,273,575
                                                                         ------------
EXPENSES:
Investment Advisory Fee                                                     3,356,234
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
  of $339,018, $1,958,320 and $415,528, respectively)                       2,712,866
Administrative Fee                                                            957,579
Shareholder Services                                                          165,423
Custody                                                                        38,931
Legal                                                                          38,609
Directors' Fees and Related Expenses                                           15,682
Other                                                                         286,084
                                                                         ------------
    Total Expenses                                                          7,571,408
    Investment Advisory Fee Reduction                                        (198,485)
                                                                         ------------
    Net Expenses                                                            7,372,923
                                                                         ------------
NET INVESTMENT LOSS                                                      $ (4,099,348)
                                                                         ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss                                                        $(62,705,649)
                                                                         ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period                                                   9,848,443
  End of the Period                                                       (19,905,184)
                                                                         ------------
Net Unrealized Depreciation During the Period                             (29,753,627)
                                                                         ------------
NET REALIZED AND UNREALIZED LOSS                                         $(92,459,276)
                                                                         ============
NET DECREASE IN NET ASSETS FROM OPERATIONS                               $(96,558,624)
                                                                         ============

                       SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets

                                                             YEAR ENDED     YEAR ENDED
                                                           JUNE 30, 2002  JUNE 30, 2001
                                                           -------------  -------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss                                       $  (4,099,348)  $ (6,223,298)
Net Realized Loss                                           (62,705,649)   (78,685,766)
Net Unrealized Depreciation During the Period               (29,753,627)   (79,255,027)
                                                          -------------   ------------
Change in Net Assets from Operations                        (96,558,624)  (164,164,091)
                                                          -------------   ------------
Distributions from Net Realized Gain:
Class A Shares                                                      -0-     (9,877,603)
Class B Shares                                                      -0-    (15,870,831)
Class C Shares                                                      -0-     (3,367,615)
                                                          -------------   ------------
Total Distributions                                                 -0-    (29,116,049)
                                                          -------------   ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES         (96,558,624)  (193,280,140)
                                                          -------------   ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                   108,751,626    154,330,615
Net Asset Value of Shares Issued Through Dividend
   Reinvestment                                                     -0-     26,430,943
Cost of Shares Repurchased                                 (155,350,393)  (108,525,600)
                                                          -------------   ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS          (46,598,767)    72,235,958
                                                          -------------   ------------
TOTAL DECREASE IN NET ASSETS                               (143,157,391)  (121,044,182)
NET ASSETS:
Beginning of the Period                                     434,013,115    555,057,297
                                                          -------------   ------------
End of the Period (Including accumulated net investment
   loss of $(100,701) and $(81,341), respectively)        $ 290,855,724   $434,013,115
                                                          =============   ============

                        SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

        CLASS A SHARES                               YEAR ENDED JUNE 30,
                                      --------------------------------------------------
                                      2002(a)    2001(a)    2000(a)    1999(a)   1998(a)
                                      --------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                      $ 18.94    $ 27.17    $ 22.98    $ 20.01    $ 16.98
                                     -------    -------    -------    -------    -------
  Net Investment Loss                  (0.11)     (0.16)     (0.18)     (0.14)     (0.07)
  Net Realized and Unrealized
    Gain/Loss                          (4.23)     (6.81)      5.82       4.70       5.03
                                     -------    -------    -------    -------    -------
Total from Investment Operations       (4.34)     (6.97)      5.64       4.56       4.96
                                     -------    -------    -------    -------    -------
  Less Distributions from
    Net Realized Gain                    -0-      (1.26)     (1.45)     (1.59)     (1.93)
                                     -------    -------    -------    -------    -------
NET ASSET VALUE, END OF THE
  PERIOD                             $ 14.60    $ 18.94    $ 27.17    $ 22.98    $ 20.01
                                     =======    =======    =======    =======    =======
Total Return* (b)                     -22.87%    -26.45%     25.28%     25.57%     30.93%
Net Assets at End of the Period
  (In millions)                      $ 109.7    $ 155.1    $ 186.0    $  73.8    $  64.0
Ratio of Expenses to Average
  Net Assets*                           1.50%      1.50%      1.50%      1.50%      1.50%
Ratio of Net Investment Loss to
  Average Net Assets*                  (0.62)%    (0.73)%    (0.71)%    (0.73)%    (0.37)%
Portfolio Turnover                       114%        80%       106%       282%       308%

*    IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
     RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets                            1.55%      1.52%      1.56%      1.61%      1.71%
Ratio of Net Investment Loss to
  Average Net Assets                   (0.67)%    (0.75)%    (0.77)%    (0.84)%    (0.59)%

(a)  NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES
     OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                        SEE NOTES TO FINANCIAL STATEMENTS

        CLASS B SHARES                               YEAR ENDED JUNE 30,
                                     ---------------------------------------------------
                                      2002(a)   2001(a)    2000(a)    1999(a)    1998(a)
                                     ---------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                      $ 18.09    $ 26.22    $ 22.38    $ 19.67    $ 16.85
                                     -------    -------    -------    -------    -------
  Net Investment Loss                  (0.22)     (0.32)     (0.36)     (0.28)     (0.21)
  Net Realized and Unrealized
    Gain/Loss                          (4.03)     (6.55)      5.65       4.58       4.96
                                     -------    -------    -------    -------    -------
Total from Investment Operations       (4.25)     (6.87)      5.29       4.30       4.75
                                     -------    -------    -------    -------    -------
  Less Distributions from
    Net Realized Gain                    -0-      (1.26)     (1.45)     (1.59)     (1.93)
                                     -------    -------    -------    -------    -------
NET ASSET VALUE, END OF THE
  PERIOD                             $ 13.84    $ 18.09    $ 26.22    $ 22.38    $ 19.67
                                     =======    =======    =======    =======    =======
Total Return* (b)                     -23.44%    -27.01%     24.42%     24.59%     29.94%
Net Assets at End of the Period
  (In millions)                      $ 149.5    $ 230.5    $ 307.8    $ 176.2    $ 130.5
Ratio of Expenses to Average
  Net Assets*                           2.25%      2.25%      2.25%      2.25%      2.25%
Ratio of Net Investment Loss to
  Average Net Assets*                  (1.37)%    (1.48)%    (1.46)%    (1.50)%    (1.11)%
Portfolio Turnover                       114%        80%       106%       282%       308%

*    IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
     RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets                            2.30%      2.27%      2.31%      2.36%      2.47%
Ratio of Net Investment Loss to
  Average Net Assets                   (1.42)%    (1.50)%    (1.52)%    (1.61)%    (1.34)%

(a)  NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES
     OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                        SEE NOTES TO FINANCIAL STATEMENTS

        CLASS C SHARES                                YEAR ENDED JUNE 30,
                                     -----------------------------------------------------
                                      2002(a)     2001(a)    2000(a)    1999(a)   1998(a)
                                     -----------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                      $ 18.09     $ 26.21    $ 22.36    $ 19.66    $ 16.83
                                     -------     -------    -------    -------    -------
  Net Investment Loss                  (0.22)      (0.32)     (0.36)     (0.28)     (0.21)
  Net Realized and Unrealized
    Gain/Loss                          (4.02)      (6.54)      5.66       4.57       4.97
                                     -------     -------    -------    -------    -------
Total from Investment Operations       (4.24)      (6.86)      5.30       4.29       4.76
                                     -------     -------    -------    -------    -------
  Less Distributions from
    Net Realized Gain                    -0-       (1.26)     (1.45)     (1.59)     (1.93)
                                     -------     -------    -------    -------    -------
NET ASSET VALUE, END OF THE
  PERIOD                             $ 13.85     $ 18.09    $ 26.21    $ 22.36    $ 19.66
                                     =======     =======    =======    =======    =======
Total Return* (b)                     -23.44%     -26.95%     24.38%     24.67%     29.90%
Net Assets at End of the Period
  (In millions)                      $  31.6     $  48.4    $  61.3    $  27.2    $  24.9
Ratio of Expenses to Average
  Net Assets*                           2.25%       2.25%      2.25%      2.25%      2.25%
Ratio of Net Investment Loss to
  Average Net Assets*                  (1.37)%     (1.48)%    (1.46)%    (1.48)%    (1.13)%
Portfolio Turnover                       114%         80%       106%       282%       308%

*    IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
     RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets                            2.33%       2.27%      2.31%      2.36%      2.25%
Ratio of Net Investment Loss to
  Average Net Assets                   (1.45)%     (1.50)%    (1.52)%    (1.59)%    (1.35)%

(a)  NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES
     OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                        SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2002

1.   SIGNIFICANT ACCOUNTING POLICIES

The Van Kampen Focus Equity Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company, under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek to provide capital appreciation by investing primarily in a nondiversified portfolio of corporate equity and equity linked securities. The Fund commenced operations on January 2, 1996.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the year. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser"), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank, as custodian for the Fund, takes possession of the underlying securities, which have a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $102,688,136, which will expire between June 30, 2009 and June 30, 2010.

     At June 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes                    $335,373,313
                                                        ============
Gross tax unrealized appreciation                       $  9,881,333
Gross tax unrealized depreciation                        (48,144,863)
                                                        ------------
Net tax unrealized depreciation on investments          $(38,263,530)
                                                        ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income, as necessary. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

     The tax character of distributions paid during 2002 and 2001 was as follows:

                                           2002             2001
Distributions paid from:
  Ordinary income                          $-0-          $15,492,214
  Long-term capital gain                    -0-           13,623,835
                                           ----          -----------
                                           $-0-          $29,116,049
                                           ====          ===========

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified in the Statement of Assets and Liabilities. A permanent book and tax difference related to a current year net operating loss totaling $4,079,988 was reclassified from accumulated net investment loss to capital.

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                 % PER ANNUM
First $500 million                                          0.90%
Next $500 million                                           0.85%
Over $1 billion                                             0.80%

     The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

     For the year ended June 30, 2002, the Adviser voluntarily waived $198,485 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

     For the year ended June 30, 2002, the Fund recognized expenses of approximately $10,500, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2002, the Fund recognized expenses of approximately $28,100, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.

     The Adviser also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank (formerly The Chase Manhattan Bank) ("JPMorgan"), through its corporate affiliate J.P. Morgan

Investor Services Co., JPMorgan provides certain administrative and accounting services to the Fund. JPMorgan is compensated for such services by the Adviser.

     Van Kampen Investor Services Inc.(VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2002, the Fund recognized expenses of approximately $165,400 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive market benchmarks.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $43,100 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

     For the year ended June 30, 2002, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $43,669.

3.   CAPITAL TRANSACTIONS

At June 30, 2002, capital aggregated $172,206,556, $230,001,728 and $51,057,796 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                                                    SHARES            VALUE
Sales:
  Class A                                          4,282,922    $  71,885,368
  Class B                                          1,622,355       27,087,881
  Class C                                            590,680        9,778,377
                                                  ----------    -------------
Total Sales                                        6,495,957    $ 108,751,626
                                                  ==========    =============
Repurchases:
  Class A                                         (4,959,012)   $ (82,533,145)
  Class B                                         (3,562,866)     (57,172,912)
  Class C                                           (983,115)     (15,644,336)
                                                  ----------    -------------
Total Repurchases                                 (9,504,993)   $(155,350,393)
                                                  ==========    =============

     At June 30, 2001, capital aggregated $184,337,666 $262,228,887 and
$57,378,282 for Classes A, B, and C, respectively. For the year ended June 30, 2001, transactions were as follows:

                                                   SHARES            VALUE
Sales:
  Class A                                          3,048,288    $  71,829,553
  Class B                                          2,762,102       62,971,523
  Class C                                            842,967       19,529,539
                                                  ----------    -------------
Total Sales                                        6,653,357    $ 154,330,615
                                                  ==========    =============
Dividend Reinvestment:
  Class A                                            393,808    $   8,935,496
  Class B                                            668,599       14,555,420
  Class C                                            135,112        2,940,027
                                                  ----------    -------------
Total Dividend Reinvestment                        1,197,519    $  26,430,943
                                                  ==========    =============
Repurchases:
  Class A                                         (2,097,395)   $ (45,455,521)
  Class B                                         (2,424,266)     (50,104,749)
  Class C                                           (641,111)     (12,965,330)
                                                  ----------    -------------
Total Repurchases                                 (5,162,772)   $(108,525,600)
                                                  ==========    =============

     Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the years ended June 30, 2002 and June 30, 2001, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                         CONTINGENT DEFERRED SALES
                                                     CHARGE AS A PERCENTAGE OF DOLLAR
                                                         AMOUNT SUBJECT TO CHARGE
                                                     --------------------------------
YEAR OF REDEMPTION                                         CLASS B      CLASS C
First                                                       5.00%       1.00%
Second                                                      4.00%        None
Third                                                       3.00%        None
Fourth                                                      2.50%        None
Fifth                                                       1.50%        None
Thereafter                                                   None        None

     For the year ended June 30, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $93,200 and CDSC on redeemed shares of Classes B and C of approximately $563,100. Sales charges do not represent expenses of the Fund.

4.   INVESTMENT TRANSACTIONS

For the year ended June 30, 2002, the Fund made purchases of $406,660,140 and sales of $456,457,637 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5.   DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended June 30, 2002, are payments retained by Van Kampen of approximately $1,636,800 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $308,200.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Van Kampen Global Equity Allocation Fund

     We have audited the accompanying statement of assets and liabilities of Van Kampen Global Equity Allocation Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to June 30, 2000 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Global Equity Allocation Fund as of June 30, 2002, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois

August 12, 2002

BY THE NUMBERS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                           MARKET
               DESCRIPTION                                 SHARES           VALUE
COMMON STOCKS 96.9%
AUSTRALIA 1.1%
Amcor Ltd.                                                  19,826       $   92,065
AMP Diversified Property Trust                              10,287           15,305
AMP Ltd.                                                    19,897          174,922
AMP Reinsurance Note (Delisted) (b,d)                        6,522              -0-
Ansell Ltd.                                                  5,533           19,582
Australia and New Zealand Banking Group Ltd.                15,000          163,063
Australian Gas Light Co., Ltd.                              10,962           60,850
BHP Billiton, Ltd.                                          74,342          431,523
Boral, Ltd.                                                  5,007           10,581
Brambles Industries Ltd.                                    23,662          125,880
Coca-Cola Amatil Ltd.                                       39,167          140,823
Coles Myer Ltd.                                             23,731           88,667
Commonwealth Bank of Australia                              23,741          440,578
CSL Ltd.                                                     2,784           50,488
CSR Ltd.                                                    26,206           94,370
Foster's Group Ltd.                                         49,122          130,662
General Property Trust                                      37,398           59,223
Goodman Fielder Ltd.                                        31,247           29,407
Leighton Holdings Ltd.                                       7,163           41,941
Lend Lease Corp., Ltd.                                       8,799           52,264
M.I.M Holdings Ltd.                                         19,378           14,197
Mayne Nickless Ltd.                                         21,280           49,648
National Australia Bank Ltd.                                29,213          582,790
News Corp., Ltd.                                            35,298          192,556
OneSteel Ltd.                                                4,773            3,524
Orica Ltd.                                                   7,561           40,778
PaperlinX Ltd.                                               3,376            9,227
QBE Insurance Group Ltd.                                    10,902           40,795
Rio Tinto Ltd.                                               5,417          102,328
Santos Ltd.                                                 16,417           59,767
Southcorp Ltd.                                              16,467           49,277
Stockland Trust Group                                       10,488           25,947
Stockland Trust Group-New (b)                                  371              941
Suncorp-Metway Ltd.                                          8,300           57,580
TABCORP Holdings Ltd.                                        8,543           60,180
Telstra Corp., Ltd.                                        108,659          285,354
Wesfarmers Ltd.                                              7,144          109,507
Westfield Trust                                              1,472            2,771
Westfield Trust-New                                         40,198           77,022

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                           MARKET
               DESCRIPTION                                 SHARES          VALUE
AUSTRALIA (CONTINUED)
Westpac Banking Corp., Ltd.                                 26,471       $  242,264
WMC Ltd.                                                    47,017          240,853
Woolworths Ltd.                                             29,825          221,024
                                                                         ----------
                                                                          4,690,524
                                                                         ----------
AUSTRIA 0.2%
Boehler-Udderholm AG                                           263           12,745
BWT AG                                                       2,850           67,698
Flughafen Wein AG                                            2,637           91,015
Mayr-Melnhof Karton AG                                         342           24,771
Oesterreichish Elektrizitaets AG, Class A                    5,159          450,065
VA Technologies AG                                             582           15,447
Wienerberger Baustoffindustrie AG                            2,684           47,250
                                                                         ----------
                                                                            708,991
                                                                         ----------
BELGIUM 0.0%
KBC Bancassurance Holding                                    1,078           43,782
Solvay S.A.                                                    680           49,166
UCB S.A.                                                       892           32,866
                                                                         ----------
                                                                            125,814
                                                                         ----------
CANADA 2.2%
Abitibi-Consolidated, Inc.                                   9,450           87,423
Agrium, Inc.                                                 5,050           49,284
Alcan Aluminum Ltd.                                          1,750           66,628
Alcan, Inc.                                                  5,899          219,086
Ballard Power Systems, Inc. (a)                                800           13,081
Bank of Montreal                                            13,600          319,921
Bank of Nova Scotia                                         12,700          418,920
Barrick Gold Corp.                                           6,600          125,555
BCE, Inc.                                                   14,100          245,529
Biovail Corp. (a)                                            4,200          123,769
Bombardier, Inc., Class B                                   51,400          427,344
Branscan Corp., Class A                                      2,900           66,955
C.I. Fund Management, Inc.                                   9,600           67,146
Cameco Corp.                                                 1,300           33,197
Canadian Imperial Bank of Commerce                          10,400          333,514
Canadian Natural Resources Ltd.                              3,500          118,984
Canadian Pacific Railway Ltd.                                4,050          100,508
Canadian Tire Corp., Class A                                 2,200           45,306
Celestica, Inc. (a)                                          5,200          117,450
Cognos, Inc. (a)                                               800           17,631
Daiwa House Industry Co., Ltd.                              12,800           78,445
Dofasco, Inc.                                                3,700           75,123
Domtar, Inc.                                                12,500          146,404

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                           MARKET
            DESCRIPTION                                     SHARES          VALUE
CANADA (CONTINUED)
Enbridge, Inc.                                               4,700       $  146,257
Fairfax Financial Holdings Ltd.                                100           10,030
Fairmont Hotels & Resorts, Inc.                              2,025           52,111
Fording, Inc.                                                1,344           25,275
Four Seasons Hotels, Inc.                                      800           37,500
George Weston Ltd.                                           4,900          405,774
Imperial Oil Ltd.                                           16,500          514,870
Inco Ltd. (a)                                                7,850          176,890
Investors Group, Inc.                                          775           14,191
Magna International, Inc., Class A                           3,300          227,984
Manulife Financial Corp.                                     8,800          253,461
MDS Inc., Class B                                            9,500          151,699
National Bank of Canada                                      3,300           65,978
Nexen, Inc.                                                  5,100          137,974
Noranda, Inc.                                               11,950          151,001
Nortel Networks Corp. (a)                                   87,964          127,694
PanCanadian Energy Corp.                                    15,216          468,880
Petro-Canada                                                 8,300          234,131
Placer Dome, Inc.                                            5,400           60,574
Potash Corp. of Saskatchewan, Inc.                           1,900          127,252
Power Corp. of Canada                                        5,900          155,530
Quebecor, Inc., Class B                                      5,200           67,595
Rogers Communication, Inc., Class B (a)                      7,400           66,407
Royal Bank of Canada                                        15,700          543,880
Sun Life Financial Services of Canada, Inc.                  7,600          165,089
Suncor Energy, Inc.                                         16,200          284,342
Talisman Energy, Inc.                                        4,300          193,649
Teck Cominco Ltd.                                            5,693           51,652
Thomson Corp.                                               14,300          452,542
TransAlta Corp.                                              3,300           43,985
TransCanada PipeLines Ltd.                                  22,444          340,622
                                                                         ----------
                                                                          9,052,022
                                                                         ----------
DENMARK 0.1%
Danske Bank A/S                                             15,750          291,157
Novo-Nordisk A/S, Class B                                    6,500          216,028
Novozymes A/S, Class B                                         200            4,538
TDC A/S                                                        900           24,986
                                                                         ----------
                                                                            536,709
                                                                         ----------
FINLAND 1.5%
Avestapolarit Oyj ABP                                          389            2,026
Enso Oyj (a)                                                49,586          697,856
Fortum Oyj (a)                                              22,482          130,218
Instrumentarium Oyj (a)                                        900           22,806

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                            MARKET
          DESCRIPTION                                      SHARES           VALUE
FINLAND (CONTINUED)
Kone Oyj, Class B (a)                                        1,680      $    49,987
Metso Oyj                                                   10,077          130,926
Nokia Oyj                                                  282,670        4,154,818
Outokumpu Oyj                                                4,516           54,643
Sampo Oyj, Class A                                          32,349          253,462
Sonera Group Oyj                                            49,731          189,894
UPM-Kymmene Oyj                                             18,039          713,139
                                                                        -----------
                                                                          6,399,775
                                                                        -----------
FRANCE 3.5%
Accor S.A.                                                   1,917           78,086
Alcatel S.A.                                                14,258           99,553
Aventis S.A.                                                13,000          925,101
Axa S.A.                                                     9,104          167,224
BNP Paribas S.A.                                            11,047          613,559
Bouygues S.A.                                                7,226          202,747
Cap Gemini S.A.                                              1,287           51,377
Carrefour S.A.                                               6,625          360,073
Casino Guichard-Perrachon S.A.                                 800           68,037
Cie de Saint Gobain                                          3,564          160,656
Dassault Systemes S.A.                                       1,465           67,201
Essilor International S.A.                                     711           29,032
France Telecom S.A.                                         10,748          100,523
Gecina S.A.                                                  3,910          366,077
Groupe Danone                                                4,132          570,458
Imerys S.A.                                                    129           16,569
Klepierre                                                    4,148          508,077
L'Air Liquide S.A.                                           2,565          396,350
L'Oreal S.A.                                                 6,678          523,236
Lafarge S.A.                                                 3,853          385,962
Lagardere S.C.A                                                858           37,306
LVMH Moet-Hennessy Louis Vuitton                             4,597          232,525
Michelin (C.G.D.E.), Class B                                 1,524           62,017
Pechiney S.A.                                                  996           45,687
Pernod-Ricard                                                  595           58,540
Peugeot S.A.                                                 1,968          102,570
Pinault-Printemps-Redoute S.A.                               1,235          147,107
Sanofi-Synthelabo S.A.                                      15,874          969,820
Schneider Electric S.A.                                      1,577           85,164
Silic                                                          430           75,486
Simco S.A. (Registered)                                      6,770          561,331
Societe BIC S.A.                                               643           25,828
Societe Fonciere Lyonnaise                                  19,760          578,140
Societe Generale                                             4,954          327,722
Sodexho Alliance S.A.                                        1,876           71,448

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                             PAR
                        DESCRIPTION                         VALUE          VALUE
FRANCE (CONTINUED)
Sophia S.A.                                                 10,485      $   332,561
STMicroelectronics N.V.                                      7,541          188,849
Suez S.A.                                                    7,465          199,902
Thales S.A.                                                  1,715           73,140
TotalFinaElf S.A., Class B                                  19,828        3,232,993
Unibail                                                     22,980        1,424,473
Vivendi Universal S.A.                                       4,739          102,839
                                                                        -----------
                                                                         14,625,346
                                                                        -----------
GERMANY 2.8%
Adidas-Salomon AG                                              933           76,804
Allianz AG                                                   5,021        1,009,909
BASF AG                                                     10,250          477,291
Bayer AG                                                    12,100          385,225
Bayerische Hypo-und Vereinsbank AG                           6,985          227,922
Beiersdorf AG                                                4,550          550,593
Continental AG                                               2,183           38,755
Daimler-Chrysler AG (a)                                     18,279          888,327
Daimler-Chrysler AG ADR                                          1               48
Deutsche Bank AG                                             8,850          617,492
Deutsche Lufthansa AG                                        4,900           69,009
Deutsche Telekom AG                                         50,176          473,759
Douglas Holding AG                                           1,700           40,044
E.On AG                                                     26,761        1,565,952
Fresenius Medical Care AG                                    1,150           51,554
Heidelberger Zement AG                                         935           46,181
Infineon Technologies AG (a)                                 3,300           51,811
IVG Holding AG                                              33,239          335,598
KarstadtQuelle AG                                            2,400           62,602
Linde AG                                                     2,130          108,796
MAN AG                                                       1,750           36,935
Merck KGaA                                                   3,706          100,160
Metro AG                                                     7,607          233,883
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)   3,244          770,567
Preussag AG                                                  2,900           71,618
RWE AG                                                      19,154          758,928
SAP AG                                                       8,709          863,759
Schering AG                                                  4,650          292,162
SGL Carbon AG (a)                                              100            1,785
Siemens AG                                                  13,499          813,340
ThyssenKrupp AG                                              4,960           76,250
Volkswagen AG                                                6,830          333,280
WCM Beteiligungs-und Grundbesitz AG                          1,751           11,375
                                                                        -----------
                                                                         11,441,714
                                                                        -----------

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                            MARKET
           DESCRIPTION                                     SHARES           VALUE
GREECE 0.0%
Titan Cement Co. S.A.                                          800      $    31,468
                                                                        -----------
HONG KONG 3.0%
Amoy Properties                                            161,000          183,706
Bank of East Asia                                          189,214          380,856
Cathay Pacific Airways Ltd.                                139,000          212,956
Cheung Kong Holdings Ltd.                                  209,000        1,741,678
CLP Holdings Ltd.                                          242,900          965,378
Esprit Holdings Ltd.                                        68,000          130,334
Hang Seng Bank Ltd.                                        106,200        1,136,892
Henderson Land Development Co., Ltd.                        84,000          348,925
Hong Kong & China Gas Co., Ltd.                            498,210          661,091
Hong Kong Electric Holdings Ltd.                           193,000          721,280
Hong Kong Exchanges and Clearing Ltd.                      145,000          238,880
Hutchison Whampoa Ltd.                                     274,000        2,046,231
Johnson Electric Holdings, Ltd.                            204,000          241,925
Li & Fung Ltd.                                             219,000          294,810
MTR Corp., Ltd                                             176,000          227,899
New World Development Co., Ltd.                            193,781          154,032
Pacific Century CyberWorks Ltd. (a)                      1,263,000          297,940
Sino Land Co., Ltd.                                            737              279
Sun Hung Kai Properties Ltd.                               183,000        1,390,105
Swire Pacific Ltd., Class A                                130,500          667,562
Television Broadcasts Ltd.                                  40,000          170,258
Wharf Holdings Ltd.                                        170,000          401,028
                                                                        -----------
                                                                         12,614,045
                                                                        -----------
IRELAND 0.3%
Allied Irish Bank plc                                       16,100          213,013
CRH plc                                                     12,343          207,498
Elan Corp. plc (a)                                           3,100           17,986
Green Property plc                                          85,600          764,083
Jefferson Smurfit Group plc                                 25,163           77,366
                                                                        -----------
                                                                          1,279,946
                                                                        -----------
ITALY 2.3%
Assicurazioni Generali S.p.A.                               37,271          887,169
Autogrill S.p.A.                                             9,498          110,875
Banca di Roma S.p.A.                                        10,411           19,464
Banco Popolare di Milano (a)                                 3,380           13,811
Benetton Group S.p.A.                                        7,571           88,906
Beni Stabili S.p.A.                                      1,001,600          559,277
Enel S.p.A.                                                235,183        1,352,876
ENI S.p.A.                                                 165,095        2,636,234
Fiat S.p.A.                                                  9,136          115,166
IntesaBci S.p.A.                                           131,508          403,028

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                            MARKET
           DESCRIPTION                                     SHARES           VALUE
ITALY (CONTINUED)
Italcementi S.p.A.                                           1,891       $   18,811
Italgas S.p.A.                                              14,168          158,083
La Rinascente S.p.A.                                         9,764           37,961
Mediaset S.p.A.                                             13,039          101,387
Mediobanca S.p.A.                                           12,517          116,198
Parmalat Finanziaria S.p.A.                                 40,131          124,580
Pirelli S.p.A.                                              74,318           79,605
Riunione Adratica di Sicurta S.p.A.                         17,048          229,783
Sanpaolo-IMI S.p.A.                                         32,886          331,382
Snia S.p.A.                                                 11,754           23,898
Telecom Italia S.p.A.                                       99,023          778,813
Telecom Italia S.p.A. RNC                                    4,062           21,634
TIM S.p.A.                                                 150,374          618,935
UniCredito Italiano S.p.A.                                 114,366          519,501
                                                                         ----------
                                                                          9,347,377
                                                                         ----------
JAPAN 7.0%
Acom Co., Ltd.                                               2,400          164,341
Advantest Corp.                                              1,400           87,321
Aeon Co., Ltd.                                               6,800          181,932
Aiful Corp.                                                    250           16,429
Ajinomoto Co., Inc.                                         16,800          180,635
Amada Co., Ltd.                                              7,000           34,004
Asahi Breweries Ltd.                                         9,000           75,473
Asahi Glass Co., Ltd.                                       26,600          170,580
Asahi Kasei Corp.                                           28,400           94,742
Asatsu-DK, Inc.                                              1,100           24,004
Bank of Fukuoka Ltd.                                         3,000           11,889
Bank of Yokohama Ltd.                                        9,000           38,376
Banyu Pharmaceutical Co., Ltd                                1,000           12,926
Benesse Corp.                                                2,700           49,438
Bridgestone Corp.                                           17,000          234,522
Canon, Inc.                                                 18,800          712,044
Casio Computer Co., Ltd.                                     8,000           39,196
Central Japan Railway Co.                                       48          292,964
Chiba Bank Ltd.                                              2,000            6,822
Chubu Electric Power Co., Inc.                               3,700           65,119
Chugai Pharmaceutical Co., Ltd.                              5,800           69,539
Credit Saison Co., Ltd.                                      2,400           57,088
CSK Corp.                                                    1,300           46,411
Dai Nippon Printing Co., Ltd.                               15,800          210,173
Daicel Chemical Industries Ltd.                              4,000           13,678
Daiei, Inc. (a)                                              2,400            4,114
Daiichi Pharmaceutical Co., Ltd.                             5,000           91,551

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                           MARKET
                 DESCRIPTION                               SHARES           VALUE
JAPAN (CONTINUED)
Daikin Industries Ltd.                                       3,800       $   69,738
Dainippon Ink & Chemicals (a)                               11,000           23,636
Daito Trust Construction Co.                                 2,700           50,679
Daiwa Bank Holdings, Inc. (a)                               34,989           26,913
Daiwa Securities Co., Ltd.                                  27,000          175,402
Denki Kagaku Kogyo K.K.                                     13,000           41,520
Denso Corp.                                                 14,800          231,766
East Japan Railway Co.                                         107          501,877
Ebara Corp.                                                  7,800           42,129
Eisai Co., Ltd.                                              4,700          121,032
Fanuc Ltd.                                                   4,500          226,496
Fuji Machine Manufacturing Co.                                 500            7,776
Fuji Photo Film Ltd.                                        11,000          355,922
Fuji Soft ABC, Inc.                                            800           32,306
Fuji Television Network, Inc.                                    8           46,353
Fujikura Ltd.                                                5,000           18,268
Fujisawa Pharmaceutical Co., Ltd.                            2,000           47,991
Fujitsu Ltd.                                                34,600          241,843
Furukawa Electric Co., Ltd.                                 11,800           45,284
Gunma Bank Ltd.                                              3,000           13,896
Hankyu Department Store                                      2,000           15,250
Hitachi Ltd.                                                62,000          401,739
Honda Motor Co., Ltd.                                       15,452          627,873
Hoya Corp.                                                   2,400          174,976
Isetan Co., Ltd.                                             3,000           30,350
Ishihara Sangyo Kaisha Ltd. (a)                              5,000            7,901
Ishikawajima-Harima Heavy Industries Co., Ltd.              20,000           30,266
Ito-Yokado Co., Ltd.                                         8,000          401,321
Itochu Corp.                                                26,000           91,301
Japan Airlines Co., Ltd.                                    24,000           67,823
Japan Energy Corp.                                          17,000           25,868
Japan Tobacco, Inc.                                             67          450,383
JGC Corp.                                                    4,000           28,427
Joyo Bank, Ltd.                                              8,000           21,671
JSR Corp.                                                    5,000           42,348
Kajima Corp.                                                26,600           75,616
Kaneka Corp.                                                 5,000           34,907
Kansai Electric Power Co., Inc.                             20,200          320,045
KAO Corp.                                                   12,800          295,372
Kawasaki Heavy Industries, Ltd. (a)                         20,000           25,584
Kawasaki Steel Corp. (a)                                    60,000           78,258
Keihin Electric Express Railway Co., Ltd.                   10,000           45,316
Keio Teito Electric Railway Co., Ltd.                        4,000           20,066
Keyence Corp.                                                  800          169,826

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                            MARKET
               DESCRIPTION                                  SHARES          VALUE
JAPAN (CONTINUED)
Kikkoman                                                     2,000       $   12,625
Kinki Nippon Railway Co., Ltd.                              35,600          116,380
Kirin Brewery Co., Ltd.                                     20,600          144,676
Kokuyo Co., Ltd.                                             2,000           21,120
Komatsu Ltd.                                                22,600           81,062
Konami Co., Ltd.                                             2,200           46,261
Konica Corp.                                                 5,000           32,398
Koyo Seiko Co., Ltd.                                         2,000            9,933
Kubota Corp.                                                31,400           95,824
Kuraray Co., Ltd.                                            8,000           52,506
Kurita Water Industries Ltd.                                 2,000           24,665
Kyocera Corp.                                                3,600          263,367
Kyowa Exeo Corp.                                             2,000            9,531
Kyowa Hakko Kogyo Co., Ltd.                                  6,800           36,955
Kyushu Electric Power                                        2,400           35,637
Mabuchi Motor Co. Ltd.                                         200           19,748
Marubeni Corp. (a)                                          28,200           29,000
Marui Co., Ltd.                                              7,800           99,061
Matsushita Communication Industrial Co., Ltd.                2,300           88,842
Matsushita Electric Industrial Co., Ltd.                    41,400          565,938
Matsushita Electric Works                                    2,000           14,381
Meiji Seika Kaisha Ltd.                                      6,000           21,521
Meitec Corp.                                                   800           26,487
Millea Holdings, Inc.                                           25          205,677
Minebea Co., Ltd.                                            8,000           47,088
Mitsubishi Chemical Corp.                                   40,000           93,307
Mitsubishi Corp.                                            27,000          195,719
Mitsubishi Electric Corp.                                   45,400          204,216
Mitsubishi Estate Co., Ltd.                                 24,000          196,647
Mitsubishi Heavy Industries Ltd.                            75,000          227,624
Mitsubishi Logistics Corp.                                   2,000           13,611
Mitsubishi Materials Corp.                                  21,600           42,981
Mitsubishi Rayon Co., Ltd.                                   9,000           29,347
Mitsubishi Tokyo Finance Group, Inc.                            37          249,956
Mitsui & Co., Ltd.                                          32,200          215,914
Mitsui Chemicals, Inc.                                      14,000           70,114
Mitsui Fudosan Co., Ltd.                                    16,000          141,800
Mitsui Mining & Smelting Co., Ltd.                           9,000           26,863
Mitsui Sumitomo Insurance Co., Ltd.                         23,000          124,033
Mitsui Trust Holdings, Inc.                                 28,519           59,372
Mitsukoshi Ltd.                                              8,800           26,193
Mizuho Holding, Inc.                                            63          140,111
Mori Seiki Co., Ltd. (First Section)                           800            7,331
Murata Manufacturing Co., Inc.                               5,100          328,331

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
                                                                            MARKET
             DESCRIPTION                                   SHARES           VALUE
JAPAN (CONTINUED)
NAMCO Ltd.                                                     200        $   3,821
NEC Corp.                                                   30,600          213,372
NGK Insulators Ltd.                                          8,800           69,823
NGK Spark Plug Co., Ltd.                                     2,000           15,200
Nikko Cordial Corp.                                          8,000           40,467
Nikon Corp.                                                  5,000           55,474
Nintendo Co., Ltd.                                           2,400          354,166
Nippon Express Co., Ltd.                                    20,000          106,183
Nippon Meat Packers, Inc.                                    4,800           60,278
Nippon Mitsubishi Oil Co.                                   34,600          179,357
Nippon Sheet Glass Co., Ltd.                                 9,000           30,475
Nippon Steel Corp.                                         151,000          236,085
Nippon Telegraph & Telephone Corp. ADR                         169          696,601
Nippon Unipac Holding                                           21          130,279
Nippon Yusen Kabushiki Kaisha                               27,400           94,613
Nissan Motor Co., Ltd.                                      63,400          439,965
Nisshin Flour Milling Co., Ltd.                              4,000           28,694
Nisshinbo Industries                                         4,000           18,628
Nissin Food Products Co., Ltd.                               1,700           33,828
Nitto Denko Corp.                                            3,900          128,147
NKK Corp.                                                   71,000           68,860
Nomura Holdings, Inc.                                       39,000          573,889
Noritake Co., Ltd.                                           2,000            7,608
NSK Ltd.                                                    17,000           70,783
NTN Corp.                                                   10,000           39,212
NTT Data Corp.                                                  15           60,198
NTT Docomo, Inc.                                               254          626,479
Obayashi Corp.                                              14,000           39,798
OJI Paper Co., Ltd.                                         24,600          140,889
Olympus Optical Co., Ltd.                                    4,000           55,984
Omron Corp.                                                  5,000           72,530
Onward Kashiyama Co., Ltd.                                   5,000           49,162
Oracle Corp. Japan                                             200            8,545
Oriental Land Co., Ltd.                                      1,700          121,809
Orix Corp.                                                   1,700          137,444
Osaka Gas Co.                                               51,200          122,002
Pioneer Electronic Corp.                                     3,450           61,872
Promise Co., Ltd.                                            2,400          121,199
Ricoh Co., Ltd.                                             16,000          277,580
Rohm Co., Ltd.                                               2,300          344,024
Sankyo Co., Ltd.                                             8,800          119,928
Sanrio Co., Ltd.                                               400            3,645
Sanyo Electric Co., Ltd.                                    38,400          167,913
Secom Co., Ltd.                                              5,300          260,558

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

                                                                            MARKET
          DESCRIPTION                                       SHARES          VALUE
JAPAN (CONTINUED)
Sega Corp.                                                   2,700       $   65,014
Seiyu Ltd. (The) (a)                                         5,000           19,439
Sekisui Chemical Co., Ltd.                                   8,000           27,424
Sekisui House Ltd.                                          16,800          123,747
Seven - Eleven Japan                                         5,000          197,316
Sharp Corp.                                                 23,600          300,315
Shimamura Co., Ltd.                                            500           38,460
Shimano, Inc.                                                2,700           36,706
Shimizu Corp.                                               19,800           65,390
Shin-Etsu Chemical Co., Ltd.                                 7,898          340,075
Shionogi & Co., Ltd.                                         6,000           76,702
Shiseido Co., Ltd.                                           9,000          120,246
Shizuoka Bank, Ltd.                                          6,000           36,520
Showa Denko K.K. (a)                                        20,000           32,607
Showa Shell Sekiyu K.K.                                      5,000           29,138
Skylark Co., Ltd.                                            2,400           56,185
SMC Corp.                                                    1,400          165,863
Softbank Corp.                                               5,800           80,692
Sony Corp.                                                  17,997          952,477
Sumitomo Chemical Co., Ltd.                                 31,200          142,168
Sumitomo Corp.                                              17,400          105,618
Sumitomo Electric Industries Ltd.                           12,800           88,933
Sumitomo Metal Industries Ltd. (a)                          65,400           28,980
Sumitomo Metal Mining Co.                                   11,000           49,847
Sumitomo Mitsui Bank Corp.                                  37,000          180,971
Sumitomo Osaka Cement Co., Ltd.                              1,000            1,488
Sumitomo Realty & Development                                2,000           12,157
Sumitomo Trust & Banking Co., Ltd.                           5,000           24,079
Taiheiyo Cement Corp.                                       13,000           24,238
Taisei Corp., Ltd.                                          22,600           52,152
Taisho Pharmaceutical Co.                                    7,000          108,039
Takara Shuzo Co., Ltd.                                       3,000           20,543
Takashimaya Co., Ltd.                                        5,000           29,179
Takeda Chemical Industries Ltd.                             17,800          782,810
Takefuji Corp.                                               2,644          184,144
Takuma Co., Ltd.                                             2,000           15,468
TDK Corp.                                                    3,000          141,967
Teijin Ltd.                                                 19,600           66,860
Teikoku Oil Co., Ltd.                                        5,000           20,024
Terumo Corp.                                                 4,400           58,934
The 77 Bank Ltd.                                             2,000            7,893
THK Co., Ltd.                                                  500            9,636
TIS, Inc.                                                      852           24,291
Tobu Railway Co., Ltd.                                      19,800           55,458

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                                     F-128

                                                                            MARKET
              DESCRIPTION                                   SHARES          VALUE
JAPAN (CONTINUED)
Toho Co., Ltd.                                               2,200      $    25,273
Tohoku Electric Power Co., Ltd.                             10,700          150,295
Tokyo Broadcasting System, Inc.                              2,000           44,898
Tokyo Electric Power Co.                                    28,100          579,127
Tokyo Electron Ltd.                                          3,100          202,425
Tokyo Gas Co., Ltd.                                         57,200          159,254
Tokyu Corp.                                                 24,800           96,210
TonenGeneral Sekiyu KK                                       2,000           14,213
Toppan Printing Co., Ltd.                                   13,800          143,763
Toray Industries, Inc.                                      28,500           76,489
Toshiba Corp.                                               60,000          244,806
Tosoh Corp.                                                 16,000           51,503
Tostem Inax Holding Corp.                                    5,000           85,490
Toto Ltd.                                                    9,800           45,884
Toyo Seikan Kaisha Ltd.                                      5,000           65,884
Toyobo Ltd.                                                  2,000            3,060
Toyota Industries Corp.                                        950           15,465
Toyota Motor Corp.                                          58,000        1,542,076
Trans Cosmos, Inc.                                             200            4,540
Trend Micro, Inc.                                            1,000           28,009
Ube Industries Ltd.                                         10,600           16,573
UFJ Holdings, Inc. (a)                                          11           26,671
Uni-Charm Corp. (First Section)                              1,100           41,386
UNY Co., Ltd.                                                2,000           22,708
Wacoal Corp.                                                 2,000           16,605
West Japan Railway Co.                                           7           28,327
World Co., Ltd.                                                900           26,713
Yakult Honsha Co., Ltd.                                      2,000           22,859
Yamaha Corp.                                                 3,000           29,246
Yamanouchi Pharmaceutical Co., Ltd.                          7,800          202,818
Yamato Transport Co., Ltd.                                   7,000          127,879
Yamazaki Baking Co., Ltd.                                    4,000           22,407
Yasuda Fire & Marine Insurance Co., Ltd.                     2,000           12,274
                                                                        -----------
                                                                         28,945,468
                                                                        -----------
KOREA 1.0%
Hana Bank (a)                                                4,460           63,767
Hyundai Motor Co., Ltd.                                      5,780          173,688
KIA Motors Corp.                                             6,300           57,606
Kookmin Bank (a)                                             8,250          400,499
Korea Electric Power Corp. (a)                               9,050          165,503
Korea Telecom Freetel                                        5,957          196,091
LG Chemical Ltd. (a)                                         3,150          113,903
LG Electronics, Inc.                                         4,140          165,187

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                                     F-129

                                                                            MARKET
           DESCRIPTION                                      SHARES          VALUE
KOREA (CONTINUED)
Pohang Iron & Steel Co., Ltd.                                2,730      $   302,955
Samsung Electro-Mechanics Co. (a)                            3,020          146,356
Samsung Electronics Co.                                      5,760        1,575,262
Samsung Electronics Co.                                      1,470          199,177
Samsung Fire & Marine Insurance (a)                          1,800          110,723
Samsung SDI Co., Ltd.                                        1,320          102,264
Samsung Securities Co., Ltd.                                 2,550           72,918
Shinhan Financial Group Ltd. (a)                            15,960          225,536
Shinsegae Co., Ltd. (a)                                        420           71,222
SK Telecom Co., Ltd. (a)                                       790          176,978
                                                                        -----------
                                                                          4,319,635
                                                                        -----------
LUXEMBOURG 0.0%
Arcelor                                                      2,448           34,428
Arcelor (a)                                                  6,666           95,005
                                                                        -----------
                                                                            129,433
                                                                        -----------
NETHERLANDS 4.8%
ABN Amro Holdings N.V.                                      36,347          662,940
Aegon N.V. ADR                                              43,697          914,880
Akzo Nobel N.V.                                              6,455          282,267
ASML Holding N.V. (a)                                        5,745           91,337
Buhrmann N.V.                                                1,688           15,637
Corio N.V.                                                  19,953          505,421
Eurocommercial Properties N.V.                              15,300          289,834
Getronics N.V.                                              13,394           25,639
Hagemeyer N.V.                                               6,291           87,352
Heineken N.V.                                               35,232        1,552,871
ING Groep N.V.                                              64,623        1,666,420
KLM-Koninklijke Lutchtvaart Mij N.V.                           883           10,667
Koninklijke Ahold N.V.                                      36,423          769,448
Koninklijke Philips Electronics N.V.                        68,143        1,910,606
Rodamco Europe N.V.                                         20,380          866,122
Royal Dutch Petroleum Co.                                   99,350        5,557,393
Royal KPN N.V. (a)                                          18,031           84,766
TPG N.V.                                                    26,594          603,217
Unilever N.V., CVA                                          52,006        3,419,724
Vedior N.V., CVA                                             3,081           42,780
Wereldhave N.V.                                              5,790          321,868
Wolters Kluwer N.V., CVA                                     3,472           66,185
                                                                        -----------
                                                                         19,747,374
                                                                        -----------
NEW ZEALAND 0.0%
Carter Holt Harvey Ltd.                                     20,786           20,047
                                                                        -----------

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                                     F-130

                                                                           MARKET
               DESCRIPTION                                 SHARES          VALUE
NORWAY 0.1%
Norsk Hydro ASA                                             10,000       $  477,556
Norske Skogindustrier A.S., Class A                          1,000           18,676
                                                                         ----------
                                                                            496,232
                                                                         ----------
PORTUGAL 0.0%
Banco Comercial Portugues S.A. (Registered)                  9,500           33,072
Electricidade de Portugal S.A.                              34,665           67,386
Portugal Telecom SGPS S.A. (Registered) (a)                  5,037           35,719
                                                                         ----------
                                                                            136,177
                                                                         ----------
SINGAPORE 0.9%
CapitaLand Ltd.                                            106,000           91,759
City Developments Ltd.                                      52,000          167,699
Cycle & Carriage Ltd.                                       17,000           45,591
DBS Group Holdings Ltd.                                     86,000          603,355
Fraser & Neave Ltd.                                         18,000           80,455
Keppel Corp.                                                50,000          116,552
Neptune Orient Lines Ltd.                                   72,000           41,552
Oversea-Chinese Banking Corp., Ltd.                         83,000          549,436
Overseas Union Enterprise Ltd.                               8,000           32,363
Sembcorp Industries Ltd.                                    96,235           74,050
Singapore Airlines Ltd.                                     65,000          474,412
Singapore Press Holdings Ltd.                               27,000          303,997
Singapore Technology Engineering Ltd.                      162,000          176,899
Singapore Telecommunications Ltd.                          456,490          353,838
United Overseas Bank Ltd.                                   84,080          604,156
United Overseas Land Ltd.                                   47,000           47,866
                                                                         ----------
                                                                          3,763,980
                                                                         ----------
SPAIN 2.4%
Acerinox S.A.                                                1,606           67,616
ACS S.A.                                                     2,802           90,596
Aguas de Barcelona S.A.                                      8,737          103,291
Altadis S.A.                                                 8,964          185,811
Autopistas Concesionaria Espanola S.A.                      13,942          155,561
Banco Bilbao Vizcaya S.A. (Registered)                      93,920        1,066,566
Banco Santander Central Hispano S.A.                       118,203          942,559
Corporacion Mapfre S.A.                                      7,311           58,008
Endesa S.A.                                                 61,719          900,442
Fomento de Construcciones y Contratas S.A.                   5,784          141,693
Gas Natural SDG S.A.                                        27,755          536,785
Grupo Dragados S.A.                                          8,955          160,312
Iberdrola S.A.                                              55,625          813,741
Inmobiliaria Colonial S.A.                                  33,700          468,265
Metrovacesa S.A.                                            38,518          801,099

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                                     F-131

                                                                           MARKET
                DESCRIPTION                                SHARES          VALUE
SPAIN (CONTINUED)
Repsol YPF S.A.                                             71,697      $   849,043
Sol Melia S.A.                                               4,941           37,685
Telefonica S.A. (a)                                        153,242        1,291,876
TelePizza S.A. (a)                                          10,943           12,590
Union Fenosa S.A.                                           18,507          341,408
Vallehermoso S.A.                                          102,095          982,201
                                                                        -----------
                                                                         10,007,148
                                                                        -----------
SWEDEN 1.1%
Atlas Copco AB, Class A                                      5,350          128,534
Atlas Copco AB, Class B                                      3,000           67,816
Castellum AB                                                17,930          246,713
Electrolux AB, Class B                                      15,900          322,094
Hennes & Mauritz AB, Class B                                42,400          851,973
Holmen AB-B Shares (a)                                         800           21,317
JM AB, Class B                                              12,300          322,373
Nordea AB                                                   66,124          361,053
OM AB                                                        3,800           28,634
Sandvik AB                                                  11,800          295,738
Securitas AB, Class B                                       20,200          416,922
Skandia Forsakrings AB                                      35,200          160,680
Skandinaviska Enskilda Banken AB, Class A                    5,700           60,068
Skanska AB, Class B                                         21,600          149,785
SKF AB, Class B                                              3,700           96,166
Svenska Cellulosa AB, Class B                                4,990          178,193
Svenska Handelsbanken, Class A                              15,600          239,355
Svenskt Stal AB, Class A                                     2,200           28,710
Tele2 AB (a)                                                 1,110           20,486
Telefonaktiebolaget LM Ericsson AB, Class B                 94,750          143,826
Telia AB                                                    21,800           60,945
Trelleborg AB, Class B                                       6,100           60,287
Volvo AB, Class A                                            2,200           44,566
Volvo AB, Class B                                            8,100          168,509
Wm-Data AB, Class B                                         13,500           25,652
                                                                        -----------
                                                                          4,500,395
                                                                        -----------
SWITZERLAND 2.8%
ABB Ltd. (New)                                              10,988           98,312
Adecco S.A. (Registered)                                     3,250          194,004
CIBA Speciality Chemicals AG (Registered)                    2,324          187,141
Clariant AG (Registered) (a)                                 4,012           95,904
Credit Suisse Group                                         22,738          725,485
Georg Fischer AG (Registered)                                   33            6,529
Givaudan (Registered)                                          279          113,039
Holcim Ltd., Class B                                           716          165,112

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                                     F-132

                                                                           MARKET
                DESCRIPTION                                SHARES           VALUE
SWITZERLAND (CONTINUED)
Lonza Group AG (Registered)                                  1,704      $   132,325
Nestle S.A. (Registered)                                    12,750        2,987,541
Novartis AG                                                 58,240        2,573,981
Roche Holding AG                                            15,400        1,169,897
Roche Holding AG Bearer                                      4,730          541,384
SGS Societe Generale Surveillance Holdings S.A.                100           32,075
Sulzer AG (Registered)                                          17            3,627
Sulzer Medica (Registered)                                      74           12,405
Swatch Group AG (Registered)                                   800           15,207
Swatch Group AG, CLass B                                       790           70,683
Swiss Re (Registered)                                        3,320          326,194
Swisscom AG (Registered)                                     1,045          305,547
Syngenta AG ADR                                              3,183          192,261
UBS AG                                                      26,451        1,336,928
Valora Holding AG                                               70           15,079
Zurich Financial Services AG                                   908          184,249
                                                                        -----------
                                                                         11,484,909
                                                                        -----------
UNITED KINGDOM 13.9%
3i Group plc                                                21,094          221,109
Amersham plc                                                27,001          239,818
Amvescap plc                                                20,082          164,372
ARM Holdings plc (a)                                        13,316           29,772
AstraZeneca Group plc                                       89,602        3,726,678
BAA plc                                                     44,927          412,106
BAE systems plc                                            117,194          601,208
Barclays plc                                               201,612        1,704,237
BG Group plc                                               152,980          668,829
Billiton plc                                                51,123          279,877
BOC Group plc                                               15,364          239,747
Boots Co. plc                                               31,567          314,452
BP plc                                                   1,057,400        8,922,065
BPB Industries plc                                          15,010           80,449
Brambles Industries plc                                     25,368          127,516
British Airways plc                                         61,459          175,290
British American Tobacco plc                                87,722          947,048
British Land Co. plc                                       149,440        1,274,666
British Sky Broadcasting plc (a)                             6,426           61,896
BT Group plc (a)                                           353,006        1,362,251
Bunzl plc                                                    7,856           62,437
Cadbury Schweppes plc                                       72,746          547,529
Canary Wharf Group plc (a)                                 151,214        1,030,449
Capita Group plc                                            37,654          179,904
Carlton Communications plc                                  26,568           85,438

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                                     F-133

                                                                            MARKET
               DESCRIPTION                                 SHARES           VALUE
UNITED KINGDOM (CONTINUED)
Centrica plc                                               145,496       $  452,295
CGNU plc                                                    58,732          474,429
Chelsfield plc                                              92,940          456,859
Compass Group plc                                           66,991          408,295
Corus Group plc (a)                                         67,651           87,022
CP Ships Ltd.                                                2,025           20,751
Derwent Valley Holdings plc                                 18,200          211,816
Diageo plc                                                 132,272        1,725,766
Elsevier N.V.                                                8,435          115,448
EMI Group plc                                               29,246          111,517
GKN plc                                                     25,368          119,552
GlaxoSmithKline plc                                        235,368        5,110,909
Granada Compass plc                                         64,407          109,972
Grantchester Holdings plc                                   88,772          279,359
Great Universal Stores plc                                  45,340          418,324
Hammerson plc                                               41,410          351,170
Hanson plc                                                  18,153          130,236
Hays plc                                                    71,787          169,294
HBOS plc                                                    92,572        1,006,497
Hilton Group plc                                            87,516          305,895
HSBC Holdings plc                                          293,064        3,386,072
Imperial Chemical Industries plc                            28,918          141,265
International Power plc (a)                                 30,809           79,261
Invensys plc                                               172,666          235,327
Johnson Matthey plc                                          1,140           17,527
Kesko Oyj                                                    7,181           81,904
Kingfisher plc                                              49,252          238,522
Land Securities plc                                         55,893          738,657
Lattice Group plc                                          152,980          400,595
Legal & General Group plc                                  146,049          292,425
Lloyds TSB Group plc                                       158,698        1,586,935
Logica plc                                                  13,778           42,198
Marks & Spencer Group plc                                   94,350          538,560
Misys plc                                                   25,145           93,184
National Grid Group plc                                     57,591          410,975
New Dixons Group plc                                        70,585          206,723
P&O Princess Cruises plc                                    24,413          155,147
Pearson plc                                                 21,167          211,502
Peninsular & Oriental Steam Navigation Co.                  24,413           90,097
Pillar Property plc                                         36,700          237,503
Prudential Corp. plc                                        47,747          438,704
Reed International plc                                      38,496          367,559
Rentokil Initial plc                                        79,096          323,400
Reuters Group plc                                           52,920          282,016

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                                     F-134

                                                                           MARKET
             DESCRIPTION                                   SHARES          VALUE
UNITED KINGDOM (CONTINUED)
Rexam plc                                                   13,115      $    85,356
Rio Tinto Corp. plc (Registered)                            20,025          368,903
RMC Group plc                                                7,037           70,745
Royal Bank of Scotland Group plc                            77,617        2,210,774
Sainsbury (J) plc                                           73,860          402,656
Schroders plc                                                9,454           84,765
Scottish & Newcastle plc                                    10,090           93,944
Scottish Power plc                                          71,757          387,620
Shell Transport & Trading Co. plc                          231,666        1,756,071
Six Continents plc                                          46,174          471,273
Slough Estates plc                                          46,690          259,606
Smith & Nephew plc                                           9,548           53,222
Tate & Lyle plc                                              1,563            8,401
Tesco plc                                                  270,783          988,973
The Sage Group plc                                          46,204          119,929
TietoEnator Oyj                                              7,177          177,954
Unilever plc                                               110,530        1,012,175
United Utilities plc                                        29,426          275,326
Vodafone Group plc                                       1,798,158        2,478,248
Wartsila Oyj, Class B                                        2,386           40,135
WPP Group plc                                               32,471          275,473
                                                                        -----------
                                                                         57,742,156
                                                                        -----------
UNITED STATES 45.9%
3Com Corp. (a)                                              25,000          110,000
3M Corp.                                                    10,300        1,266,900
A.G. Edwards, Inc.                                           5,900          229,333
Abbott Laboratories                                         58,000        2,183,700
Abercrombie & Fitch Co., Class A (a)                         7,300          176,076
Acxiom Corp. (a)                                             6,600          115,434
Adobe Systems, Inc.                                         28,900          823,650
Advanced Fibre Communications, Inc. (a)                      5,900           97,586
Advanced Mimcro Devices (a)                                  7,200           69,984
AES Corp. (a)                                                7,200           39,024
Affiliated Computer Services, Inc., Class A (a)              7,200          341,856
AFLAC, Inc.                                                  6,600          211,200
Agere Systems, Inc., Class A                                   787            1,102
Agere Systems, Inc., Class B                                19,338           29,007
Agilent Technologies, Inc. (a)                               9,304          220,040
Air Products & Chemicals, Inc.                               3,000          151,410
Albertson's, Inc.                                           14,100          429,486
Alcoa, Inc.                                                 22,200          735,930
ALLETE                                                       5,600          151,760
Alliant Energy Corp.                                         5,900          151,630

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
                                                                            MARKET
            DESCRIPTION                                     SHARES          VALUE
UNITED STATES (CONTINUED)
Allmerica Financial Corp.                                    4,000       $  184,800
Allstate Corp.                                               9,000          332,820
Amazon.com, Inc. (a)                                         4,700           76,375
Amercian Electric Power Co., Inc.                            4,940          197,699
American Eagle Outfitters, Inc. (a)                          5,200          109,928
American Express Co.                                        13,800          501,216
American Financial Group, Inc.                               5,000          119,500
American International Group, Inc.                          24,605        1,678,799
American Standard Cos., Inc. (a)                             5,000          375,500
American Telephone & Telegraph Co.                          19,700          210,790
American Water Works, Inc.                                   7,300          315,433
AmeriCredit Corp. (a)                                        5,900          165,495
Amgen, Inc. (a)                                             12,700          531,876
Anadarko Petroleum Corp.                                     2,800          138,040
Analog Devices, Inc. (a)                                     8,700          258,390
Anheuser-Busch Cos., Inc., Class A                          35,400        1,770,000
AOL Time Warner, Inc. (a)                                   87,900        1,293,009
AON Corp.                                                    3,200           94,336
Apache Corp.                                                 1,600           91,968
Apogent Technologies, Inc. (a)                               7,600          156,332
Apollo Group, Inc., Class A (a)                             12,450          490,779
Apple Computer, Inc. (a)                                     6,800          120,496
Applera Corp-Applied Biosystems Group                        6,500          126,685
Applied Materials, Inc. (a)                                 33,800          642,876
Aquila Inc.                                                  8,250           66,000
Arrow Electronics, Inc. (a)                                  7,300          151,475
Associated Banc-Corp.                                        5,434          204,916
Astoria Financial Corp.                                      7,200          230,760
AT&T Wireless Services Inc. (a)                             11,444           66,947
Atmel Corp. (a)                                             34,300          214,718
Automatic Data Processing, Inc.                             24,100        1,049,555
Avnet, Inc.                                                  6,900          151,731
Avon Products, Inc.                                         10,000          522,400
Baker Hughes, Inc.                                           7,900          262,991
Bank of America Corp.                                       14,700        1,034,292
Bank of Hawaii Corp.                                         5,900          165,200
Bank of New York Co., Inc.                                   8,000          270,000
Bank One Corp.                                              13,800          531,024
Banknorth Group, Inc.                                       10,600          275,812
Barnes & Noble, Inc. (a)                                     4,600          121,578
Barr Laboratories, Inc. (a)                                  2,600          165,178
Baxter International, Inc.                                  19,900          884,555
Beckman Coulter, Inc.                                        4,300          214,570
BellSouth Corp.                                             10,500          330,750

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
                                                                            MARKET
            DESCRIPTION                                    SHARES           VALUE
UNITED STATES (CONTINUED)
Belo Corp., Class A                                          8,300       $  187,663
BISYS Group, Inc. (a)                                        8,600          286,380
BJ Services Co. (a)                                          7,700          260,876
BJ's Wholesale Club, Inc. (a)                                5,300          204,050
Black Hills Corp.                                            1,900           65,759
Boeing Co.                                                  20,800          936,000
Borders Group, Inc. (a)                                      5,900          108,560
Bowater, Inc.                                                3,600          195,732
Brinker International, Inc. (a)                              7,250          230,187
Bristol-Myers Squibb Co.                                    68,000        1,747,600
Broadcom Corp., Class A (a)                                  4,700           82,438
Broadwing, Inc. (a)                                         15,900           41,340
Brocade Communications Systems, Inc. (a)                     5,500           96,140
Burlington Northern Santa Fe Corp.                          21,800          654,000
Burlington Resources, Inc.                                   2,400           91,200
C.H. Robinson Worldwide, Inc.                                6,300          211,239
Cabot Corp.                                                  5,000          143,250
Cabot Microelectronics Corp. (a)                             1,629           70,308
Cadence Design Systems, Inc. (a)                            18,200          293,384
Callaway Golf Co.                                            5,600           88,704
Campbell Soup Co.                                           16,300          450,858
Catalina Marketing Corp. (a)                                 4,000          112,880
Caterpillar, Inc.                                            8,800          430,760
CDW Computer Center, Inc. (a)                                6,300          294,903
Cendant Corp. (a)                                           36,600          581,208
Ceridian Corp. (a)                                          10,600          201,188
Checkfree Corp. (a)                                          5,600           87,584
ChevronTexco Corp.                                          24,800        2,194,800
Choicepoint, Inc. (a)                                        6,133          278,868
Chubb Corp.                                                  2,200          155,760
Cigna Corp.                                                 26,100        2,542,662
Cirrus Logic, Inc. (a)                                       5,900           44,191
Cisco Systems, Inc. (a)                                    157,300        2,194,335
Citigroup, Inc.                                             48,866        1,893,557
City National Corp.                                          3,600          193,500
Clayton Homes, Inc.                                         10,200          161,160
Clorox Co.                                                   6,800          281,180
CNF Transportation, Inc.                                     3,600          136,728
Coach, Inc. (a)                                              3,300          181,170
Coca-Cola Co.                                               69,100        3,869,600
Compass Bancshares, Inc.                                     8,900          299,040
Computer Associates International, Inc.                     11,500          182,735
Conectiv, Inc.                                               6,600          170,346
Consolidated Edison, Inc.                                    3,600          150,300

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
                                                                           MARKET
              DESCRIPTION                                   SHARES         VALUE
UNITED STATES (CONTINUED)
Constellation Energy Group                                  32,600       $  956,484
Cooper Cameron Corp. (a)                                     4,000          193,680
Corning, Inc. (a)                                           23,150           82,183
CSG Systems International, Inc. (a)                          4,000           76,560
CVS Corp.                                                   10,500          321,300
Cypress Semiconductor Corp. (a)                              9,600          145,728
Cytec Industries, Inc. (a)                                   3,000           94,320
Cytyc Corp. (a)                                              7,800           59,436
Dean Foods Co. (a)                                           6,230          232,379
Deere & Co.                                                  6,500          311,350
Dell Computer Corp. (a)                                     48,300        1,262,562
Delphi Automotive Systems Corp.                             23,209          306,359
DENTSPLY International, Inc.                                 5,400          199,314
Devon Energy Corp.                                           1,800           88,704
DeVry, Inc. (a)                                              5,300          121,052
Diebold, Inc.                                                5,300          197,372
Dollar Tree Stores, Inc. (a)                                 7,950          313,309
Dominion Resources, Inc.                                     4,100          271,420
Dow Chemical Co.                                            34,966        1,202,131
DPL, Inc.                                                    9,222          243,922
DST Systems, Inc. (a)                                        9,300          425,103
Du Pont (EI) de Nemours Co.                                 28,750        1,276,500
Duke Energy Corp.                                           69,926        2,174,699
Dun & Bradstreet Corp (a)                                    5,900          194,995
E*TRADE Group, Inc. (a)                                     23,500          128,310
Eastman Kodak Co.                                            5,900          172,103
eBay, Inc. (a)                                               6,400          394,368
EL Paso Corp.                                                8,635          177,967
Electronic Arts, Inc. (a)                                    9,900          653,895
Eli Lilly & Co.                                             38,800        2,188,320
EMC Corp. (a)                                               49,900          376,745
Emerson Electric Co.                                        11,000          588,610
Emmis Communications Corp., Class A (a)                      3,300           69,927
Energizer Holdings, Inc. (a)                                 6,600          180,972
Energy East Corp.                                            8,600          194,360
Ensco International, Inc.                                   10,200          278,052
Entercom Communications Corp. (a)                            3,300          151,470
Entergy Corp.                                                4,100          174,004
Equitable Resources, Inc.                                    4,600          157,780
Equity Office Properties Trust                               5,100          153,510
Equity Residential                                           3,400           97,750
Everest Re Group Ltd.                                        3,000          167,850
Exelon Corp.                                                 5,950          311,185
Expeditors International Washington, Inc.                    7,200          238,752

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
                                                                            MARKET
          DESCRIPTION                                      SHARES           VALUE
UNITED STATES (CONTINUED)
Express Scripts, Inc., Class A (a)                           6,000       $  300,660
Exxon Mobil Corp.                                          158,818        6,498,833
Fastenal Co.                                                 5,200          200,252
Feddie Mac                                                   3,100          189,720
Federal Home Loan Mortgage Corp.                             9,100          671,125
FedEx Corp.                                                 11,400          608,760
Fifth Third Bancorp                                          2,900          193,285
First Data Corp.                                            44,600        1,659,120
First Health Group Corp. (a)                                 7,200          201,888
First Tennessee National Corp.                               9,600          367,680
First Virginia Banks, Inc.                                   3,300          176,946
FirstEnergy Corp.                                            4,100          136,858
FirstMerit Corp.                                             6,600          182,028
FleetBoston Financial Corp.                                 11,500          372,025
Ford Motor Co.                                              28,700          459,200
FPL Group, Inc.                                              2,800          167,972
Gallagher (Arthur J.) & Co.                                  5,900          204,435
Gannett Co., Inc.                                            8,500          645,150
Gap, Inc. (The)                                             21,825          309,915
Gatx Corp.                                                   3,600          108,360
General Dynamics Corp.                                       5,000          531,750
General Electric Co.                                       207,799        6,036,561
General Motors Corp.                                        15,900          849,855
Gentex Corp. (a)                                             5,600          153,832
Georgia-Pacific Corp.                                        1,700           41,786
Gilead Sciences, Inc. (a)                                   13,800          453,744
Gillette Co.                                                33,100        1,121,097
GlobalSantaFe Corp.                                          4,998          136,695
Golden State Bancorp, Inc.                                   9,900          358,875
Goldman Sachs Group, Inc.                                    1,000           73,350
Grant Prideco, Inc. (a)                                      7,900          107,440
Great Plains Energy, Inc.                                    4,600           93,610
Greenpoint Financial Corp.                                   7,600          373,160
H.J. Heinz Co.                                              20,400          838,440
Halliburton Co.                                             10,000          159,400
Hanover Compressor Co. (a)                                   4,300           58,050
Harris Corp.                                                 5,000          181,200
Harsco Corp.                                                 5,000          187,500
Harte-Hanks Communications, Inc.                             7,500          154,125
Hartford Financial Services Group                            3,000          178,410
HCC Insurance Holdings, Inc.                                 4,400          115,940
Health Net Inc. (a)                                          8,900          238,253
HEALTHSOUTH Corp. (a)                                       26,100          333,819
Helmerich & Payne, Inc.                                      3,600          128,592

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
                                                                           MARKET
              DESCRIPTION                                  SHARES           VALUE
UNITED STATES (CONTINUED)
Henry (Jack) & Associates                                    6,600       $  110,154
Herman Miller, Inc.                                          5,600          113,680
Hewlett-Packard Co.                                         18,000          275,040
Hibernia Corp., Class A                                     11,600          229,564
Hillenbrand Industries, Inc.                                 4,600          258,290
Hilton Hotels Corp.                                         19,600          272,440
Hispanic Broadcasting Corp. (a)                              7,900          206,190
Home Depot, Inc.                                            33,100        1,215,763
HON INDUSTRIES, Inc.                                         4,300          117,046
Hormel Foods Corp.                                          10,200          244,188
Household International, Inc.                                5,000          248,500
Hubbell, Inc., Class B                                       4,300          146,845
ICN Pharmaceuticals, Inc.                                    5,900          142,839
Idacorp, Inc.                                                2,600           72,020
IDEC Pharmaceuticals Corp. (a)                              10,600          375,770
Illinois Tool Works, Inc.                                    6,800          464,440
Incyte Genomics, Inc. (a)                                    4,600           33,442
IndyMac Bancorp, Inc. (a)                                    4,600          104,328
Integrated Device Technology, Inc. (a)                       7,900          143,306
Intel Corp.                                                141,400        2,583,378
International Business Machines Corp.                       36,700        2,642,400
International Flavors & Fragrances, Inc.                     1,150           37,364
International Paper Co.                                     16,665          726,261
International Rectifier Corp. (a)                            4,600          134,090
International Speedway Corp.                                 4,000          160,400
Investment Technology Group, Inc. (a)                        3,450          112,815
Investors Financial Services Corp.                           4,600          154,284
IVAX Corp. (a)                                              14,500          156,600
J.P. Morgan Chase & Co (c).                                 15,920          540,006
Jacobs Engineering Group, Inc. (a)                           4,000          139,120
JDS Uniphase Corp. (a)                                      29,200           77,964
JM Smucker Co. (a)                                             374           12,765
Johnson & Johnson                                           92,400        4,828,824
Kemet Corp. (a)                                              6,600          117,876
Kerr-McGee Corp.                                             1,200           64,260
KeyCorp.                                                     4,700          128,310
Kimberly-Clark Corp.                                        16,900        1,047,800
Kla-Tencor Corp. (a)                                         3,600          158,364
Kroger Co. (a)                                              20,400          405,960
L-3 Communications Holdings, Inc. (a)                        5,200          280,800
LaBranche & Co., Inc. (a)                                    4,300           98,470
Lam Research Corp. (a)                                       8,900          160,022
Lattice Semiconductor Corp. (a)                              7,900           69,046
Lear Corp. (a)                                               4,600          212,750

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                                     F-140
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
                                                                           MARKET
           DESCRIPTION                                      SHARES          VALUE
UNITED STATES (CONTINUED)
Lee Enterprises, Inc.                                        3,300       $  115,500
Legato Systems, Inc. (a)                                     6,300           22,680
Legg Mason, Inc.                                             4,600          226,964
Lehman Brothers Holdings, Inc.                               1,300           81,276
Lennar Corp.                                                 4,600          281,520
Leucadia National Corp.                                      3,900          123,474
Liberty Media Corp., Class A (a)                            41,798          417,980
Lincare Holdings, Inc. (a)                                   8,000          258,400
Lincoln National Corp.                                       2,500          105,000
Linear Technology Corp.                                      7,900          248,297
Lockheed Martin Corp.                                       11,600          806,200
Lubrizol Corp.                                               4,000          134,000
Lucent Technologies, Inc.                                   73,095          121,338
Lyondell Chemical Co.                                        8,600          129,860
M&T Bank Corp.                                               6,269          537,629
Macrovision Corp. (a)                                        3,600           47,196
Mandalay Resort Group (a)                                    5,600          154,392
Manpower, Inc.                                               5,600          205,800
Marathon Oil Co.                                            12,600          341,712
Marsh & McLennan Cos., Inc.                                  3,400          328,440
Marshall & Ilsley Corp.                                     15,200          470,136
Martin Marietta Materials                                    3,300          128,700
Masco Corp.                                                 11,400          309,054
Maxim Integrated Products, Inc. (a)                          7,800          298,974
MBIA, Inc.                                                   1,800          101,754
MBNA Corp.                                                   8,900          294,323
McCormick & Co., Inc.                                       10,000          257,500
McDonald's Corp.                                            39,500        1,123,775
McKesson Corp.                                               2,983           97,544
MDU Resources Group Inc.                                     5,000          131,450
MeadWestvaco Corp.                                           1,000           33,560
Medtronic, Inc.                                             27,900        1,195,515
Mellon Financial Corp.                                       2,500           78,575
Mentor Graphics Corp.                                        4,600           65,412
Mercantile Bankshares Corp.                                  5,300          217,459
Merck & Co., Inc.                                           75,600        3,828,384
Merrill Lynch & Co., Inc.                                    9,300          376,650
Micrel, Inc. (a)                                             6,300           90,594
Microchip Technology, Inc. (a)                              14,400          394,992
Micron Technology, Inc. (a)                                 11,700          236,574
Microsoft Corp. (a)                                        100,700        5,508,290
Millennium Pharmaceuticals, Inc. (a)                        19,449          236,305
Mirant Corp. (a)                                            16,214          118,362
Mohawk Industries, Inc. (a)                                  4,000          246,120

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                                     F-141

                                                                            MARKET
               DESCRIPTION                                  SHARES          VALUE
UNITED STATES (CONTINUED)
MONY Group, Inc.                                             3,600       $  122,436
Moody's Corp.                                                1,600           79,600
Motorola, Inc.                                              45,900          661,878
Murphy Oil Corp.                                             3,300          272,250
Mylan Laboratories, Inc.                                     9,300          291,555
National City Corp.                                          6,200          206,150
National Commerce Financial Corp.                           15,200          399,760
National Fuel Gas Co.                                        6,000          135,060
National Instruments Corp.                                   3,600          117,216
National-Oilwell, Inc. (a)                                   5,900          124,195
Neiman-Marcus Group, Inc., Class A (a)                       3,600          124,920
Network Appliance, Inc. (a)                                  7,500           93,300
Networks Associates, Inc. (a)                               10,200          196,554
Neuberger Berman, Inc.                                       5,400          197,640
New York Community Bancorp, Inc.                             6,800          184,280
Newmont Mining Corp.                                        18,200          479,206
Nextel Communications, Inc., Class A (a)                     4,300           13,803
Nike, Inc., Class B                                         10,900          584,785
NiSource, Inc.                                               2,049           44,730
Noble Energy, Inc.                                           4,000          144,200
North Fork Bancorp, Inc.                                    11,900          473,739
Northeast Utilities                                         10,600          199,386
Northrop Grumman Corp.                                       1,870          233,750
Novellus Systems, Inc.                                       3,000          102,000
NSTAR                                                        4,000          179,120
Nucor Corp.                                                    900           58,536
Occidental Petroleum Corp.                                   8,600          257,914
Ocean Energy, Inc.                                          12,200          264,374
OGE Energy Corp.                                             5,600          128,016
Old Republic International Corp.                             8,600          270,900
Omnicare, Inc.                                               6,900          181,194
Omnicon Group, Inc.                                          5,000          229,000
Oracle Corp.                                               121,100        1,146,817
Outback Steakhouse, Inc. (a)                                 5,600          196,560
Oxford Health Plans, Inc. (a)                                7,300          339,158
Packaging Corp. Of America                                  10,000          198,900
Park Place Entertainment Corp. (a)                          21,700          222,425
Patterson Dental Co. (a)                                     4,100          206,353
Payless ShoeSource, Inc. (a)                                 1,700           98,005
Pentair, Inc.                                                3,600          173,088
PeopleSoft, Inc. (a)                                         7,000          104,160
PepsiAmericas, Inc.                                         11,600          173,304
Pfizer, Inc.                                               119,500        4,182,500
Pharmacia Corp.                                             49,900        1,868,755

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                                     F-142

                                                                            MARKET
                  DESCRIPTION                               SHARES          VALUE
UNITED STATES (CONTINUED)
Phelps Dodge Corp. (a)                                         900       $   37,080
Philip Morris Cos., Inc.                                    61,300        2,677,584
Pioneer Natural Resources Co. (a)                            7,300          190,165
Plexus Corp.                                                 3,000           54,300
PMI Group, Inc.                                              6,600          252,120
PNC Financial Services Group, Inc.                           3,100          162,068
PNM Resources, Inc.                                          3,000           72,600
Polycom, Inc.                                                5,900           70,741
Potomac Electric Power Co.                                   8,300          178,284
PPG Industries, Inc.                                         1,700          105,230
Praxair, Inc.                                                1,550           88,304
Precision Castparts Corp.                                    3,600          118,800
Pride International, Inc. (a)                                4,300           67,338
Procter & Gamble Co.                                        18,700        1,669,910
Protective Life Corp.                                        4,600          152,260
Protein Design Labs, Inc. (a)                                6,600           71,676
Provident Financial Group                                    3,600          104,436
Public Service Enterprise Group, Inc.                        3,600          155,880
Puget Energy, Inc.                                           6,300          130,095
QLogic Corp.                                                 2,300           87,630
QUALCOMM, Inc. (a)                                          15,950          438,465
Quanta Services, Inc. (a)                                    4,300           42,441
Quantum Corp.-DLT & Storage Systems (a)                     11,200           47,040
Quest Diagnostics, Inc. (a)                                  3,300          283,965
Questar Corp.                                                5,900          145,730
Qwest Communications International                           8,850           24,780
R.J. Reynolds Tobacco Holdings, Inc.                         7,600          408,500
Radian Group, Inc.                                           6,600          322,410
Rational Software Corp. (a)                                 14,900          122,329
Raytheon Co.                                                10,200          415,650
Reader's Digest Association, Inc. (The), Class A            12,600          235,998
Reliant Energy, Inc.                                         4,600           77,740
Retek, Inc. (a)                                              3,600           87,480
Reynolds & Reynolds Co., Class A                             6,600          184,470
RF Micro Devices, Inc. (a)                                  11,900           90,678
Rohm & Haas Co.                                              2,100           85,029
Roslyn Bancorp, Inc.                                         7,050          153,902
Ross Stores, Inc.                                            5,900          240,425
RPM, Inc.                                                    5,000           76,250
Saks, Inc. (a)                                              10,600          136,104
Samina-SCI Corp. (a)                                        13,500           85,185
SanDisk Corp. (a)                                            5,000           62,000
Sara Lee Corp.                                              39,500          815,280
SBC Communications, Inc.                                    18,798          573,339

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                                     F-143

                                                                            MARKET
              DESCRIPTION                                   SHARES          VALUE
UNITED STATES (CONTINUED)
Scana Corp.                                                  7,578       $  233,933
Schlumberger Ltd.                                           13,300          618,450
Scholastic Corp. (a)                                         2,600           98,540
Schwab (Charles) Corp.                                      14,400          161,280
Sealed Air Corp. (a)                                           900           36,243
Sears, Roebuck & Co.                                        10,500          570,150
SEI Investments Co.                                          7,900          222,543
Semtech Corp. (a)                                            5,000          133,500
Sepracor, Inc. (a)                                           5,600           53,480
Sigma-Aldrich Corp. (a)                                        900           45,135
Silicon Valley Bancshares (a)                                3,600           94,896
Six Flags, Inc. (a)                                          5,900           85,255
Smith International, Inc. (a)                                3,600          245,484
Solectron Corp. (a)                                         20,600          126,690
Solutia, Inc.                                                7,600           53,352
Sonoco Products Co.                                          7,300          206,736
Southern Co.                                                40,900        1,120,660
Sovereign Bancorp, Inc.                                     18,200          272,090
Sprint Corp.                                                 1,700            7,599
SPX Corp. (a)                                                1,700          199,750
St. Paul Cos., Inc. (a)                                      2,701          105,123
Staples, Inc. (a)                                            4,150           81,755
Starwood Hotels & Resorts Worldwide, Inc.                    9,500          312,455
State Street Corp.                                           3,600          160,920
Storage Technology Corp. (a)                                 7,600          121,372
Sun Microsystems, Inc. (a)                                  70,900          355,209
SunGard Data Systems, Inc. (a)                              15,000          397,200
Suntrust Banks, Inc.                                         3,100          209,932
Sybase, Inc. (a)                                             7,300           77,015
Symantec Corp. (a)                                          11,200          367,920
Synopsys, Inc. (a)                                           4,600          252,126
Target Corp.                                                21,000          800,100
TCF Financial Corp.                                          5,900          289,690
Technical Data Corp. (a)                                     4,000          151,400
Teleflex, Inc.                                               3,000          171,450
Telephone & Data Systems, Inc.                               4,300          260,365
Temple-Inland, Inc.                                            600           34,716
Tenet Healthcare Corp. (a)                                  16,100        1,151,955
Teradyne, Inc.                                               3,600           84,600
Texas Instruments, Inc.                                     35,400          838,980
Tidewater, Inc.                                              4,000          131,680
Tootsie Roll Industries, Inc.                                3,811          146,952
Touch America Holdings, Inc.                                 7,900           21,725
Transocean Offshore, Inc.                                    7,400          230,510

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                            MARKET
             DESCRIPTION                                    SHARES          VALUE
UNITED STATES (CONTINUED)
Triad Hospitals, Inc. (a)                                    4,600       $  194,948
Trigon Healthcare, Inc. (a)                                  2,600          261,508
Triquint Semiconductor, Inc. (a)                             5,600           35,896
TXU Corp.                                                    4,400          226,820
Tyson Foods, Inc.                                           25,738          399,196
United Rentals, Inc. (a)                                     5,300          115,540
United Technologies Corp.                                   12,200          828,380
Unitrin, Inc.                                                5,000          178,850
Unocal Corp.                                                 5,600          206,864
UnumProvident Corp.                                          2,700           68,715
US Bancorp                                                  21,650          505,527
Valassis Communications, Inc. (a)                            4,000          146,000
Valero Energy Corp.                                         10,436          390,515
Valspar Corp.                                                3,600          162,504
Varco International, Inc. (a)                                7,200          126,288
Vectren Corp.                                                5,000          125,500
Verizon Communications, Inc.                                15,200          610,280
Vertex Pharmaceuticals, Inc. (a)                             4,300           70,004
Viacom, Inc,, Class B (a)                                   17,923          795,244
Viad Corp.                                                   6,900          179,400
Vishay Intertechnology, Inc. (a)                            10,200          224,400
Visteon Corp.                                                3,806           54,045
Vulcan Materials Co.                                         2,550          111,690
Wachovia Corp.                                              15,000          572,700
Waddell & Reed Financial, Inc, Class A                       6,300          144,396
Wal-Mart Stores, Inc.                                       72,300        3,977,223
Walgreen Co.                                                20,000          772,600
Walt Disney Co.                                             35,900          678,510
Washington Mutual, Inc.                                     10,600          393,366
Waste Management, Inc.                                      36,600          953,430
Weatherford International, Inc. (a)                          7,900          341,280
Webster Financial Corp.                                      3,600          137,664
Wells Fargo & Co.                                           17,000          851,020
Westamerica Bancorporation                                   2,600          102,856
Westar Energy Inc                                            5,300           81,355
Westwood One, Inc. (a)                                       7,900          264,018
Weyerhaeuser Co.                                             3,450          220,282
Whirlpool Corp.                                              4,200          274,512
Williams-Sonoma, Inc. (a)                                    8,600          263,676
Wilmington Trust Corp.                                       4,600          140,300
Wind River Systems, Inc. (a)                                 5,600           28,056
Wisconsin Energy                                             8,900          224,903
Worldcom, Inc. (a,d)                                        16,700            1,336
Wyeth                                                       46,800        2,396,160

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                           MARKET
       DESCRIPTION                                          SHARES         VALUE
UNITED STATES (CONTINUED)
Xerox Corp. (a)                                             14,700     $    102,459
Xilinx, Inc. (a)                                             7,900          177,197
XL Capital Ltd, Class A                                        900           76,230
Yahoo!, Inc. (a)                                            14,400          212,544
Zimmer Holdings, Inc. (a)                                    9,260          330,212
                                                                       ------------
                                                                        190,675,225
                                                                       ------------
TOTAL COMMON STOCKS 96.9%
    (Cost $428,753,102)                                                 402,821,910
                                                                       ------------
PREFERRED STOCKS 0.1%
AUSTRALIA 0.1%
News Corp., Ltd.                                            43,847          202,128
                                                                       ------------
GERMANY 0.0%
Volkswagen AG                                                  950           30,716
                                                                       ------------
ITALY 0.0%
Fiat S.p.A. (Privilegiate)                                   1,625           14,473
                                                                       ------------
TOTAL PREFERRED STOCKS
    (Cost $349,069)                                                         247,317
                                                                       ------------

                                                           NO. OF
                                                          WARRANTS
WARRANTS 0.0%
UNITED STATES 0.0%
Golden State Bancorp, Inc. expiring 12/31/60
    (Cost $0)                                                1,000            1,091
                                                                       ------------

                                                             PAR
                                                            VALUE
CONVERTIBLE DEBENTURES 0.0%
FRANCE 0.0%
Sodexho S.A. 6.00%, 6/7/04
    (Cost $4,792)                                         EUR 3,811           3,839
                                                                       ------------
TOTAL LONG-TERM INVESTMENTS 97.0%
    (Cost $429,106,963)                                                 403,074,157
                                                                       ------------
REPURCHASE AGREEMENT 0.4%
J.P. Morgan Securities Inc. ($1,636,000 par collateralized
    by U.S. Government obligations in a pooled cash
account, dated 06/28/02, to be sold on 07/01/02 at $1,636,239)
(Cost $1,636,000)                                                         1,636,000
                                                                       ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                          MARKET
              DESCRIPTION                                                  VALUE
TOTAL INVESTMENTS 97.4%
    (Cost $430,742,963)                                                $404,710,157

FOREIGN CURRENCY 0.1%
    (Cost $578,088)                                                         585,688

OTHER ASSETS IN EXCESS LIABILITIES 2.5%                                  10,347,943
                                                                       ------------
NET ASSETS 100%                                                        $415,643,788
                                                                       ============

(a) NON-INCOME PRODUCING SECURITY AS THIS STOCK CURRENTLY DOES NOT DECLARE DIVIDENDS.

(b)  SECURITY HAS BEEN DEEMED ILLIQUID.

(c)  AFFILIATED COMPANY.

(d)  SECURITY VALUED AT FAIR VALUE--SEE NOTE 1-A TO FINANCIAL STATEMENTS.

ADR  AMERICAN DEPOSITARY RECEIPT

CVA  SHARE CERTIFICATES

EUR  EURO

RNC  NON CONVERTIBLE SAVINGS SHARES

          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION+

                                                         MARKET         PERCENT OF
        INDUSTRY                                          VALUE         NET ASSETS
Financials                                            $ 83,426,700          20.1%
Health Care                                             54,070,551          13.0
Consumer Discretionary                                  43,620,648          10.5
Information Technology                                  43,142,146          10.4
Industrials                                             41,770,892          10.0
Energy                                                  41,494,222          10.0
Consumer Staples                                        39,074,334           9.4
Utilities                                               23,513,643           5.7
Materials                                               19,659,472           4.7
Telecommunication Services                              13,301,549           3.2
                                                      ------------          ----
                                                      $403,074,157          97.0%
                                                      ============          ====

+ CLASSIFIED BY SECTORS WHICH REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES.

                          SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
JUNE 30, 2002

ASSETS:
Total Investments (Cost $430,742,963)                                  $404,710,157
Foreign Currency (Cost $578,088)                                            585,688
Cash                                                                            218
Margin Deposit on Futures Contracts                                         981,121
Receivables:
  Fund Shares Sold                                                       10,025,747
  Investments Sold                                                          612,055
  Foreign Withholding Tax Reclaim                                           548,156
  Dividends                                                                 483,008
  Interest                                                                      241
Other                                                                        73,868
                                                                       ------------
    Total Assets                                                        418,020,259
                                                                       ------------
LIABILITIES:
Payables:

  Fund Shares Repurchased                                                 1,236,267
  Distributor and Affiliates                                                350,521
  Investment Advisory Fee                                                   338,947
  Investments Purchased                                                     101,852
  Administrative Fee                                                         88,453
  Directors' Fee                                                              2,818
Accrued Expenses                                                            164,193
Directors' Deferred Compensation and Retirement Plans                        76,455
Unrealized Loss on Foreign Currency Exchange Contracts                       16,965
                                                                       ------------
    Total Liabilities                                                     2,376,471
                                                                       ------------
NET ASSETS                                                             $415,643,788
                                                                       ============
NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 2,625,000,000 shares
  authorized)                                                          $536,843,694
Accumulated Net Investment Loss                                          (1,204,045)
Net Unrealized Depreciation on Investments, Foreign
  Currency Translations and Futures                                     (25,729,404)
Accumulated Net Realized Loss                                           (94,266,457)
                                                                       ------------
NET ASSETS                                                             $415,643,788
                                                                       ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $215,162,261 and 19,302,782 shares of beneficial
    interest issued and outstanding)                                   $      11.15
    Maximum sales charge (5.75%* of offering price)                            0.68
                                                                       ------------
    Maximum offering price to public                                   $      11.83
                                                                       ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $144,879,634 and 13,936,933 shares of beneficial
    interest issued and outstanding)                                   $      10.40
                                                                       ============
  Class C Shares:
    Net asset value and offering price per share (Based on net assets of $55,601,893 and 5,269,186 shares of beneficial interest issued
    and outstanding)                                                   $      10.55
                                                                       ============

* ON SALES OF $50,000 OR MORE, THE SALES CHARGE WILL BE REDUCED

                        SEE NOTES TO FINANCIAL STATEMENTS

Statement of Operations
FOR THE YEAR ENDED JUNE 30, 2002

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $361,537)              $  7,573,214
Interest                                                                   421,300
                                                                         ---------
    Total Income                                                         7,994,514
                                                                         ---------
EXPENSES:
Investment Advisory Fee                                                  4,578,164
Distribution (12b-1) and Service Fees (Attributed to
  Classes A, B and C of $581,972, $1,609,615 and $641,233,
  respectively)                                                          2,832,820
Administrative Fee                                                       1,162,690
Shareholder Services                                                       249,262
Custody                                                                    122,698
Legal                                                                       47,752
Directors' Fees and Related Expenses                                        16,846
Other                                                                      357,129
                                                                      ------------
  Total Expenses                                                         9,367,361
                                                                      ------------
NET INVESTMENT LOSS                                                   $ (1,372,847)
                                                                      ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments                                                         $(50,506,908)
  Foreign Currency Transactions                                            449,376
  Futures                                                                  668,984
                                                                      ------------
Net Realized Loss                                                      (49,388,548)
                                                                      ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period                                              (18,100,224)
  End of the Period:
    Investments                                                        (26,032,806)
    Foreign Currency Translations                                           60,435
    Futures                                                                242,967
                                                                      ------------
                                                                       (25,729,404)
                                                                      ------------
Net Unrealized Depreciation During the Period                           (7,629,180)
                                                                      ------------
NET REALIZED AND UNREALIZED LOSS                                      $(57,017,728)
                                                                      ============
NET DECREASE IN NET ASSETS FROM OPERATIONS                            $(58,390,575)
                                                                      ============

                       SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets

                                                        YEAR ENDED     YEAR ENDED
                                                       JUNE 30, 2002  JUNE 30, 2001
                                                       -------------  -------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income/Loss                             $  (1,372,847) $     234,397
Net Realized Loss                                        (49,388,548)   (39,720,495)
Net Unrealized Depreciation During the Period             (7,629,180)   (59,116,733)
                                                       -------------  -------------
Change in Net Assets from Operations                     (58,390,575)   (98,602,831)
                                                       -------------  -------------
Distributions from Net Realized Gain:
Class A Shares                                                   -0-    (45,018,659)
Class B Shares                                                   -0-    (37,292,847)
Class C Shares                                                   -0-    (15,647,840)
                                                       -------------  -------------
Total Distributions                                              -0-    (97,959,346)
                                                       -------------  -------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES      (58,390,575)  (196,562,177)
                                                       -------------  -------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                333,376,366    375,735,811
Net Asset Value of Shares Issued Through Dividend
   Reinvestment                                                  -0-     90,823,479
Cost of Shares Repurchased                              (408,073,116)  (379,964,192)
                                                       -------------  -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS       (74,696,750)    86,595,098
                                                       -------------  -------------
TOTAL DECREASE IN NET ASSETS                            (133,087,325)  (109,967,079)
NET ASSETS:
Beginning of the Period                                  548,731,113    658,698,192
                                                       -------------  -------------
End of the Period (Including accumulated net
   investment loss of $(1,204,045) and
   $(1,090,141), respectively)                         $ 415,643,788  $ 548,731,113
                                                       =============  =============

                       SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

CLASS A SHARES

                                                YEAR ENDED JUNE 30,
                                     -----------------------------------------------
                                      2002(a)   2001(a)   2000(a)   1999(a)  1998(a)
------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                       $12.61     $17.74    $16.86    $16.67   $16.57
                                      ------     ------    ------    ------   ------
  Net Investment Income                 0.01       0.07      0.02      0.07     0.21
  Net Realized and Unrealized
    Gain/Loss                          (1.47)     (2.52)     2.09      1.21     2.07
                                      ------     ------    ------    ------   ------
Total From Investment Operations       (1.46)     (2.45)     2.11      1.28     2.28
                                      ------     ------    ------    ------   ------
Less:
  Distributions from Net
    Investment Income                    -0-        -0-       -0-     (0.22)   (0.35)
  Distributions from Net
    Realized Gain                        -0-      (2.68)    (1.23)    (0.87)   (1.83)
                                      ------     ------    ------    ------   ------
Total Distributions                      -0-      (2.68)    (1.23)    (1.09)   (2.18)
                                      ------     ------    ------    ------   ------
NET ASSET VALUE, END OF
  THE PERIOD                          $11.15     $12.61    $17.74    $16.86   $16.67
                                      ======     ======    ======    ======   ======

Total Return* (b)                     -11.66%    -15.03%    12.83%     8.41%   16.17%
Net Assets at End of the Period
  (In millions)                       $215.2     $284.6    $301.9    $240.1   $261.6
Ratio of Expenses to Average
  Net Assets*                           1.68%      1.65%     1.70%     1.70%    1.61%
Ratio of Net Investment Income
  to Average Net Assets*                0.08%      0.43%     0.12%     0.47%    1.30%
Portfolio Turnover                        30%        58%       99%       84%     108%

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets                          N/A        N/A       N/A         1.73%    1.62%
Ratio of Net Investment Income
  to Average Net Assets               N/A        N/A       N/A         0.44%    1.30%


(a) NET INVESTMENT INCOME PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

N/A  NOT APPLICABLE

                       SEE NOTES TO FINANCIAL STATEMENTS

CLASS B SHARES

                                                 YEAR ENDED JUNE 30,
                                      ----------------------------------------------
                                      2002(a)    2001(a)   2000(a)   1999(a)  1998(a)
------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                       $11.84     $16.96    $16.28    $16.14   $16.15
                                      ------     ------    ------    ------   ------
  Net Investment Income/Loss           (0.08)     (0.05)    (0.11)    (0.04)    0.09
  Net Realized and Unrealized
    Gain/Loss                          (1.36)     (2.39)     2.02      1.16     2.01
                                      ------     ------    ------    ------   ------
Total From Investment Operations       (1.44)     (2.44)     1.91      1.12     2.10
                                      ------     ------    ------    ------   ------
Less:
  Distributions from

    Net Investment Income                -0-        -0-       -0-     (0.11)   (0.28)
  Distributions from
    Net Realized Gain                    -0-      (2.68)    (1.23)    (0.87)   (1.83)
                                      ------     ------    ------    ------   ------
Total Distributions                      -0-      (2.68)    (1.23)    (0.98)   (2.11)
                                      ------     ------    ------    ------   ------
NET ASSET VALUE, END OF THE
  PERIOD                              $10.40     $11.84    $16.96    $16.28   $16.14
                                      ======     ======    ======    ======   ======
Total Return* (b)                     -12.25%    -15.73%    12.03%     7.50%   15.33%
Net Assets at End of the Period
  (In millions)                       $144.9     $187.1    $252.1    $232.6   $225.8
Ratio of Expenses to Average
  Net Assets*                           2.43%      2.40%     2.45%     2.45%    2.35%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets*                          (0.69)%    (0.32)%   (0.65)%   (0.27)%   0.60%
Portfolio Turnover                        30%        58%       99%       84%     108%

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets                          N/A        N/A       N/A         2.49%    2.36%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets                          N/A        N/A       N/A        (0.30)%   0.60%

(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

N/A  NOT APPLICABLE

                       SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES

                                                    YEAR ENDED JUNE 30,
                                      -----------------------------------------------
                                      2002(a)    2001(a)   2000(a)   1999(a)  1998(a)
-------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                       $12.02     $17.16    $16.46    $16.30   $16.24
                                      ------     ------    ------    ------   ------

  Net Investment Income/Loss           (0.08)     (0.05)    (0.11)    (0.04)    0.08
  Net Realized and Unrealized
    Gain/Loss                          (1.39)     (2.41)     2.04      1.18     2.05
                                      ------     ------    ------    ------   ------
Total From Investment
  Operations                           (1.47)     (2.46)     1.93      1.14     2.13
                                      ------     ------    ------    ------   ------
Less:
  Distributions from Net
    Investment Income                    -0-        -0-       -0-     (0.11)   (0.24)
  Distributions from Net
    Realized Gain                        -0-      (2.68)    (1.23)    (0.87)   (1.83)
                                      ------     ------    ------    ------   ------
Total Distributions                      -0-      (2.68)    (1.23)    (0.98)   (2.07)
                                      ------     ------    ------    ------   ------
NET ASSET VALUE, END OF THE
  PERIOD                              $10.55     $12.02    $17.16    $16.46   $16.30
                                      ======     ======    ======    ======   ======
Total Return* (b)                     -12.23%    -15.65%    12.02%     7.61%   15.37%
Net Assets at End of the Period
  (In millions)                        $55.6      $77.0    $104.7    $101.0   $108.7
Ratio of Expenses to Average
  Net Assets*                           2.43%      2.40%     2.45%     2.45%    2.55%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets*                          (0.69)%    (0.32)%   (0.66)%   (0.28)%   0.52%
Portfolio Turnover                        30%        58%       99%       84%     108%

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets                          N/A        N/A       N/A         2.48%    2.56%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets                          N/A        N/A       N/A        (0.30)%   0.52%

(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

N/A  NOT APPLICABLE

                       SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

The Van Kampen Global Equity Allocation Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Fund's investment adviser and with stock selection within each country designed to replicate a broad market index. The Fund commenced operations on January 4, 1993. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the year. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Options are valued at the last reported bid price. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value each business day. If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by Van Kampen Investment Advisory Corp. (the "Adviser") in accordance with procedures established by the Fund's Board of Directors. All other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by the Adviser, or its af-filiates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank, as custodian for the Fund, takes possession of the underlying securities, which have a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $33,780,243, which will expire between June 30, 2009 and June 30, 2010.

At June 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes             $444,550,111
                                                 ============
Gross tax unrealized appreciation                $ 35,472,604
Gross tax unrealized depreciation                 (75,312,558)
                                                 ------------
Net tax unrealized depreciation on investments   $(39,839,954)
                                                 ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income, as necessary and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

     The tax character of distributions paid during 2002 and 2001 was as follows:

                                            2002              2001
Distributions paid from:
   Ordinary income                          $-0-           $39,039,124
   Long-term capital gain                    -0-            58,920,868
                                            ----           -----------
                                            $-0-           $97,959,992
                                            ====           ===========

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified in the Statement of Assets and Liabilities. A permanent book and tax difference related to a current year net operating loss totaling $833,520 was reclassified from accumulated net investment loss to capital. A permanent book and tax difference related to the sale of Passive Foreign Investment Company securities totaling $614 was reclassified from accumulated net realized loss to accumulated net investment loss. A permanent book and tax difference related to net realized gains on foreign currency transactions totaling $449,376 has been reclassified from accumulated net realized loss to accumulated net investment loss. A permanent book and tax difference related to a correction of prior year amounts totaling $334,776 was reclassified from accumulated net investment loss $(24,567) and accumulated net realized loss $(310,209) to capital.

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year, gains recognized for tax purposes on open futures positions and losses relating to wash sale transactions.

F. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

     Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                      % PER ANNUM
First $750 million                               1.00%
Next $500 million                                0.95%
Over $1.25 billion                               0.90%

     The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

     For the year ended June 30, 2002, the Fund recognized expenses of approximately $14,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2002, the Fund recognized expenses of approximately $33,600, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.

     The Adviser also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank (formerly The Chase Manhattan Bank) ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JPMorgan provides certain administrative and accounting services to the Fund. JPMorgan is compensated for such services by the Adviser.

     Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2002, the Fund recognized expenses of approximately $249,300 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive market benchmarks.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $65,709 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At June 30, 2002, capital aggregated $269,327,323, $200,414,105 and $67,102,266 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                                                    SHARES          VALUE
Sales:
  Class A                                         25,204,026    $ 298,525,580
  Class B                                          2,449,197       26,814,824
  Class C                                            708,180        8,035,962
                                                  ----------    -------------
Total Sales                                       28,361,403    $ 333,376,366
                                                  ==========    =============
Repurchases:
  Class A                                        (28,474,795)   $(340,112,009)
  Class B                                         (4,309,287)     (47,151,066)
  Class C                                         (1,845,764)     (20,810,041)
                                                  ----------    -------------
Total Repurchases                                (34,629,846)   $(408,073,116)
                                                  ==========    =============

     At June 30, 2001, capital aggregated $311,167,327, $220,925,674 and
$79,946,187 for Classes A, B, and C, respectively. For the year ended June 30, 2001, transactions were as follows:

                                                    SHARES          VALUE
Sales:
  Class A                                         22,578,883    $ 310,502,834
  Class B                                          3,435,296       48,400,324
  Class C                                          1,268,367       16,832,653
                                                  ----------    -------------
Total Sales                                       27,282,546    $ 375,735,811
                                                  ==========    =============
Dividend Reinvestment:
  Class A                                          3,082,978    $  42,422,403
  Class B                                          2,627,822       34,057,784
  Class C                                          1,090,752       14,343,292
                                                  ----------    -------------
Total Dividend Reinvestment                        6,801,552    $  90,823,479
                                                  ==========    =============
Repurchases:
  Class A                                        (20,107,022)   $(279,760,582)
  Class B                                         (5,129,250)     (72,338,659)
  Class C                                         (2,053,525)     (27,864,951)
                                                  ----------    -------------
Total Repurchases                                (27,289,797)   $(379,964,192)
                                                  ==========    =============

         Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the years ended June 30, 2002 and June 30, 2001, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                         CONTINGENT DEFERRED SALES
                                                         CHARGE AS A PERCENTAGE OF
                                                      DOLLAR AMOUNT SUBJECT TO CHARGE
                                                      -------------------------------
YEAR OF REDEMPTION                                         CLASS B       CLASS C
First                                                       5.00%         1.00%
Second                                                      4.00%          None
Third                                                       3.00%          None
Fourth                                                      2.50%          None
Fifth                                                       1.50%          None
Thereafter                                                   None          None

     For the year ended June 30, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $85,500 and CDSC on redeemed shares of Classes B and C of approximately $283,800. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

For the year ended June 30, 2002, the Fund made purchases of $129,501,160 and sales of $146,954,687 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended June 30, 2002, are payments retained by Van Kampen of approximately $1,303,400 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $110,500.

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate, or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the Fund's foreign currency exposure or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

     Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FORWARD FOREIGN CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

     At June 30, 2002, the Fund had outstanding forward foreign currency contracts as follows:

                                                           UNREALIZED
                                          CURRENT         APPRECIATION/
FORWARD FOREIGN CURRENCY CONTRACTS         VALUE          DEPRECIATION
LONG CONTRACTS:
Euro, 75,398,233
  expiring 9/12/02                      $74,537,411       $ 3,688,352
                                        -----------       -----------
SHORT CONTRACTS:
Euro, 75,398,233
  expiring 9/12/02                       74,537,411        (3,705,317)
                                        -----------       -----------
                                                          $   (16,965)
                                                          ===========

B. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures of equity indices and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the Investment Company Act of 1940, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

     Transactions in futures contracts for the year ended June 30, 2002, were as follows:

                                                      CONTRACTS
Outstanding at June 30, 2001                              798
Futures Opened                                          3,165
Futures Closed                                         (3,871)
                                                        -----
Outstanding at June 30, 2002                               92
                                                        =====

     The futures contracts outstanding as of June 30, 2002 , and the descriptions and the unrealized appreciation/depreciation are as follows:

                                                               UNREALIZED
                                                              APPRECIATION/
                                                 CONTRACTS    DEPRECIATION
SHORT CONTRACTS:
Hang Seng Index -- July 2002
   (Current notional value $10,610 per contract)    59          $(94,045)
S&P 500 Index-- September 2002
   (Current notional value $990 per contract)       33           337,012
                                                    --          --------
                                                    92          $242,967
                                                    ==          ========

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Van Kampen Global Franchise Fund

     We have audited the accompanying statement of assets and liabilities of Van Kampen Global Franchise Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the period ended June 30, 1999 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Global Franchise Fund as of June 30, 2002, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 12, 2002

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                          MARKET
      DESCRIPTION                                          SHARES         VALUE
COMMON STOCKS  93.8%
CANADA  2.3%
Torstar Corp., Class B                                     380,848     $  6,056,375
                                                                       ------------
FINLAND  4.4%
Kone Oyj, Class B                                          388,453       11,558,031
Rapala Normark Corp.                                        11,529           45,166
                                                                       ------------
                                                                         11,603,197
                                                                       ------------
FRANCE  5.9%
Groupe Danone                                               79,959       11,039,024
Pernod-Ricard                                               47,561        4,679,363
                                                                       ------------
                                                                         15,718,387
                                                                       ------------
ITALY  5.0%
Davide Campari-Milano S.p.A. (a)                           401,332       13,334,376
                                                                       ------------
SPAIN  3.1%
Zardoya-Otis S.A.                                          616,516        8,193,572
                                                                       ------------
SWEDEN  4.5%
Swedish Match AB                                         1,461,013       12,125,781
                                                                       ------------
SWITZERLAND  6.8%
Cie Financiere Richemont AG, Class A                       219,717        5,022,230
Nestle S.A. (Registered)                                    56,254       13,181,267
                                                                       ------------
                                                                         18,203,497
                                                                       ------------
UNITED KINGDOM  42.5%
Allied Domecq plc                                        2,086,027       13,744,067
British American Tobacco plc                             1,415,651       15,283,393
Cadbury Schweppes plc                                    2,393,623       18,015,808
Capital Radio plc                                          255,532        2,475,029
Diageo plc                                                 882,945       11,519,873
Imperial Tobacco Group plc                                 763,936       12,482,336
Imperial Tobacco Group plc (a)                             117,894        1,872,168
Reckitt Benckiser plc                                    1,169,457       21,078,281
Reed International plc                                     521,364        4,977,966
SMG plc                                                  3,525,063        6,747,632
Ulster Television plc                                      205,380        1,179,407
WPP Group plc                                              489,651        4,154,042
                                                                       ------------
                                                                        113,530,002
                                                                       ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                          MARKET
                DESCRIPTION                                SHARES         VALUE
UNITED STATES  19.3%
Brown-Forman Corp., Class B                                168,694     $ 11,639,886
Fortune Brands, Inc.                                       124,306        6,961,136
Kimberly-Clark Corp.                                       202,672       12,565,664
New York Times Co., Class A                                236,163       12,162,394
Omnicon Group, Inc.                                          3,566          163,323
Philip Morris Cos., Inc.                                   186,768        8,158,026
                                                                       ------------
                                                                         51,650,429
                                                                       ------------
TOTAL LONG-TERM INVESTMENTS  93.8%
    (Cost $235,951,858)                                                 250,415,616
                                                                       ------------
REPURCHASE AGREEMENT  8.1%
J.P. Morgan Securities Inc. ($21,657,000 par
    collateralized by U.S. Government obligations
    in a pooled cash account, dated 06/28/02, to
    be sold on 07/01/02 at $21,660,158) (Cost
    $21,657,000)                                                         21,657,000
                                                                       ------------
TOTAL INVESTMENTS  101.9%
    (Cost $257,608,858)                                                 272,072,616
FOREIGN CURRENCY  0.0%
    (Cost $26,745)                                                           26,745
LIABILITIES IN EXCESS OF OTHER ASSETS  (1.9)%                            (5,078,009)
                                                                       ------------
NET ASSETS  100%                                                       $267,021,352
                                                                       ============

(a) NON-INCOME PRODUCING SECURITY AS THIS STOCK CURRENTLY DOES NOT DECLARE DIVIDENDS.

          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION+

                                                         MARKET          PERCENT OF
      INDUSTRY                                            VALUE          NET ASSETS
Consumer Staples                                      $180,719,313          67.7%
Consumer Discretionary                                  49,944,701          18.7
Industrials                                             19,751,602           7.4
                                                      ------------          ----
                                                      $250,415,616          93.8%
                                                      ============          ====

+ CLASSIFIED BY SECTORS WHICH REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES.

                        SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
JUNE 30, 2002

ASSETS:
Total Investments (Cost $257,608,858)                                  $272,072,616
Foreign Currency (Cost $26,745)                                              26,745
Cash                                                                            319
Receivables:
  Fund Shares Sold                                                        8,594,486
  Investments Sold                                                        2,340,195
  Dividends                                                                 442,087
  Foreign Withholding Tax Reclaim                                            55,959
  Interest                                                                    3,158
Other                                                                        24,916
                                                                       ------------
    Total Assets                                                        283,560,481
                                                                       ------------
LIABILITIES:
Payables:
  Investments Purchased                                                  13,527,658
  Fund Shares Repurchased                                                   692,606
  Investment Advisory Fee                                                   233,556
  Distributor and Affiliates                                                175,208
  Administrative Fee                                                         53,039
  Directors' Fee                                                              1,526
Net Unrealized Loss on Foreign Currency Exchange Contracts                1,768,721
Accrued Expenses                                                             58,672
Directors' Deferred Compensation and Retirement Plans                        28,143
                                                                       ------------
    Total Liabilities                                                    16,539,129
                                                                       ------------
NET ASSETS                                                             $267,021,352
                                                                       ============
NET ASSETS CONSIST OF:

Capital (Par value of $.001 per share with 2,625,000,000
  shares authorized)                                                   $254,758,059
Net Unrealized Appreciation on Investments
  and Foreign Currency Translations                                      12,698,225
Accumulated Net Realized Loss                                              (170,220)
Accumulated Undistributed Net Investment Income                            (264,712)
                                                                       ------------
NET ASSETS                                                             $267,021,352
                                                                       ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based
    on net assets of $139,313,042 and 8,086,546 shares of
    beneficial interest issued and outstanding)                        $      17.23
    Maximum sales charge (5.75%* of offering price)                            1.05
                                                                       ------------
    Maximum offering price to public                                   $      18.28
                                                                       ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $80,468,059 and 4,694,969 shares of
    beneficial interest issued and outstanding)                        $      17.14
                                                                       ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $47,240,251 and 2,734,161 shares of
    beneficial interest issued and outstanding)                        $      17.28
                                                                       ============

* ON SALES OF $50,000 OR MORE, SALES CHARGE WILL BE REDUCED.

                        SEE NOTES TO FINANCIAL STATEMENTS

Statement of Operations
FOR THE YEAR ENDED JUNE 30, 2002

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $183,840)               $ 1,938,239
Interest                                                                   137,636
                                                                       -----------
    Total Income                                                         2,075,875
                                                                       -----------
EXPENSES:
Investment Advisory Fee                                                    811,526
Distribution (12b-1) and Service Fees (Attributed to
  Classes A, B and C of $107,764, $235,501 and $144,940,
  respectively)                                                            488,205
Administrative Fee                                                         203,567
Custody                                                                     53,898
Legal                                                                       34,976
Shareholder Services                                                        14,227
Directors' Fees and Related Expenses                                        13,700
Other                                                                      126,856
                                                                       -----------
    Total Expenses                                                       1,746,955
    Investment Advisory Fee Reduction                                       (1,719)
                                                                       -----------
    Net Expenses                                                         1,745,236
                                                                       -----------
NET INVESTMENT INCOME                                                   $  330,639
                                                                        ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
    Investments                                                         $ (567,931)
    Foreign Currency Transactions                                         (515,046)
                                                                       -----------
Net Realized Loss                                                       (1,082,977)
                                                                       -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period                                                2,080,942
  End of the Period:
    Investments                                                         14,463,758
    Foreign Currency Translations                                       (1,765,533)
                                                                       -----------
                                                                        12,698,225
                                                                       -----------
Net Unrealized Appreciation During the Period                           10,617,283
                                                                       -----------
NET REALIZED AND UNREALIZED GAIN                                       $ 9,534,306
                                                                       ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS                             $ 9,864,945
                                                                       ===========

                        SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets

                                                          YEAR ENDED    YEAR ENDED
                                                        JUNE 30, 2002  JUNE 30, 2001
                                                        -------------  -------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income                                    $    330,639  $    87,102
Net Realized Gain/Loss                                     (1,082,977)      67,935
Net Unrealized Appreciation During the Period              10,617,283    1,649,602
                                                         ------------  -----------
Change in Net Assets from Operations                        9,864,945    1,804,639
                                                         ------------  -----------
Distributions from Net Investment Income:
Class A Shares                                               (188,482)     (63,311)
Class B Shares                                                 (2,637)     (25,955)
Class C Shares                                                 (1,473)     (17,308)
                                                         ------------  -----------
                                                             (192,592)    (106,574)
                                                         ------------  -----------
Distributions from Net Realized Gain:
Class A Shares                                                    -0-     (214,981)
Class B Shares                                                    -0-     (192,447)
Class C Shares                                                    -0-     (129,427)
                                                         ------------  -----------
                                                                  -0-     (536,855)
                                                         ------------  -----------
Total Distributions                                          (192,592)    (643,429)
                                                         ------------  -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES         9,672,353    1,161,210
                                                         ------------  -----------
FROM CAPITAL TRANSACTIONS:

Proceeds from Shares Sold                                 272,649,152   29,759,791
Net Asset Value of Shares Issued Through Dividend
   Reinvestment                                               170,624      417,045
Cost of Shares Repurchased                                (43,664,519)  (8,774,275)
                                                         ------------  -----------
NET CHANGE IN NET ASSETS RESULTING FROM CAPITAL

   TRANSACTIONS                                           229,155,257   21,402,561
                                                         ------------  -----------
TOTAL INCREASE IN NET ASSETS                              238,827,610   22,563,771
NET ASSETS:

Beginning of the Period                                    28,193,742    5,629,971
                                                         ------------  -----------
End of the Period (Including accumulated
undistributed net investment income of
$(264,712) and $116,478, respectively)                   $267,021,352  $28,193,742
                                                         ============  ===========

                        SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                         SEPTEMBER 25, 1998
                                                                           (COMMENCEMENT
                                                                           OF INVESTMENT
            CLASS A SHARES                        YEAR ENDED JUNE 30,      OPERATIONS) TO
                                               2002(a)  2001(a)  2000(a)  JUNE 30, 1999(a)
                                               --------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                                $14.91   $13.78   $11.98       $10.00
                                               ------   ------   ------       ------
  Net Investment Income                          0.12     0.15     0.08         0.14
  Net Realized and Unrealized Gain               2.31     1.89     2.22         1.97
                                               ------   ------   ------       ------
Total from Investment Operations                 2.43     2.04     2.30         2.11
                                               ------   ------   ------       ------
Less:
  Distributions from Net Investment Income      (0.11)   (0.21)   (0.32)       (0.13)
  Distributions from Net Realized Gain            -0-    (0.70)   (0.18)         -0-
                                               ------   ------   ------       ------
Total Distributions                             (0.11)   (0.91)   (0.50)       (0.13)
                                               ------   ------   ------       ------
NET ASSET VALUE, END OF THE PERIOD             $17.23   $14.91   $13.78       $11.98
                                               ======   ======   ======       ======
Total Return* (b)                               16.45%   15.13%   19.83%       21.22%**
Net Assets at End of the Period (In millions)  $139.3    $15.8     $1.9         $1.2
Ratio of Expenses to Average Net Assets*         1.80%    1.80%    1.80%        1.80%
Ratio of Net Investment Income to
  Average Net Assets*                            0.73%    1.04%    0.70%        1.57%
Portfolio Turnover                                 21%       8%      29%           9%**

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average Net Assets (c)      1.80%    2.76%    7.17%      13.55%
Ratio of Net Investment Income/Loss to
  Average Net Assets (c)                         0.73%    0.09%   (4.67)%    (10.17)%

** NON-ANNUALIZED

(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(c) FOR THE YEAR ENDED JUNE 30, 2002, THE IMPACT ON THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME/LOSS TO AVERAGE NET ASSETS DUE TO VAN KAMPEN'S REIMBURSEMENT OF CERTAIN EXPENSES WAS LESS THAN .01%.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                             SEPTEMBER 25, 1998
                                                                                (COMMENCEMENT
                                                                                OF INVESTMENT
CLASS B SHARES                                      YEAR ENDED JUNE 30,         OPERATIONS) TO
                                               2002(a)    2001(a)   2000(a)   JUNE 30, 1999(a)
                                               -------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                                $14.84     $13.73     $11.92       $10.00
                                               ------     ------     ------       ------
  Net Investment Income/Loss                     0.01       0.05      (0.01)        0.07
  Net Realized and Unrealized Gain               2.29       1.85       2.22         1.96
                                               ------     ------     ------       ------
Total from Investment Operations                 2.30       1.90       2.21         2.03
                                               ------     ------     ------       ------
Less:
  Distributions from Net Investment Income        -0-(c)   (0.09)     (0.22)       (0.11)
  Distributions from Net Realized Gain            -0-      (0.70)     (0.18)         -0-
                                               ------     ------     ------       ------
Total Distributions                               -0-(c)   (0.79)     (0.40)       (0.11)
                                               ------     ------     ------       ------
NET ASSET VALUE, END OF THE PERIOD             $17.14     $14.84     $13.73       $11.92
                                               ======     ======     ======       ======
Total Return* (b)                               15.53%     14.16%     19.09%       20.40%**
Net Assets at End of the Period (In millions)  $ 80.5     $  7.1     $  2.0       $  0.6
Ratio of Expenses to Average Net Assets*         2.55%      2.55%      2.55%        2.55%
Ratio of Net Investment Income/Loss to
  Average Net Assets*                            0.05%      0.34%     (0.04)%       0.77%
Portfolio Turnover                                 21%         8%        29%           9%**

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average Net Assets (d)      2.55%    3.82%    8.17%      14.45%
Ratio of Net Investment Income/Loss to
  Average Net Assets (d)                         0.05%   (0.93)%  (5.93)%    (11.12)%

** NON-ANNUALIZED

(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(c)  AMOUNT IS LESS THAN $0.01 PER SHARE.

(d) FOR THE YEAR ENDED JUNE 30, 2002, THE IMPACT ON THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME/LOSS TO AVERAGE NET ASSETS DUE TO VAN KAMPEN'S REIMBURSEMENT OF CERTAIN EXPENSES WAS LESS THAN .01%.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                               SEPTEMBER 25, 1998
                                                                                 (COMMENCEMENT
                                                                                 OF INVESTMENT
             CLASS C SHARES                          YEAR ENDED JUNE 30,         OPERATIONS) TO
                                               2002(a)     2001(a)    2000(a)   JUNE 30, 1999(a)
                                               --------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                                $14.96      $13.83     $12.02        $10.00
                                               ------      ------     ------        ------
  Net Investment Income                          0.01        0.05        -0-(c)       0.06
  Net Realized and Unrealized Gain               2.31        1.87       2.21          2.07
                                               ------      ------     ------        ------
Total From Investment Operations                 2.32        1.92       2.21          2.13
                                               ------      ------     ------        ------
Less:
  Distributions from Net Investment Income        -0-(c)    (0.09)     (0.22)        (0.11)
  Distributions from Net Realized Gain            -0-       (0.70)     (0.18)          -0-
                                               ------      ------     ------        ------
Total Distributions                               -0-(c)    (0.79)     (0.40)        (0.11)
                                               ------      ------     ------        ------
NET ASSET VALUE, END OF THE PERIOD             $17.28      $14.96     $13.83        $12.02
                                               ======      ======     ======        ======
Total Return* (b)                               15.53%      14.19%     18.92%        21.40%**
Net Assets at End of the Period (In millions)  $ 47.2      $  5.3     $  1.8        $  0.5
Ratio of Expenses to Average Net Assets*         2.55%       2.55%      2.55%         2.55%
Ratio of Net Investment Income to
    Average Net Assets*                          0.04%       0.34%     (0.02)%        0.69%
Portfolio Turnover                                 21%          8%        29%            9%**

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average Net Assets (d)      2.55%       3.84%      7.15%        16.07%
Ratio of Net Investment Income/Loss to
    Average Net Assets (d)                       0.04%      (0.95)%    (4.59)%      (12.83)%

** NON-ANNUALIZED

(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(c)  AMOUNT IS LESS THAN $0.01 PER SHARE.

(d) FOR THE YEAR ENDED JUNE 30, 2002, THE IMPACT ON THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME/LOSS TO AVERAGE NET ASSETS DUE TO VAN KAMPEN'S REIMBURSEMENT OF CERTAIN EXPENSES WAS LESS THAN .01%.

                        SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2002


1. SIGNIFICANT ACCOUNTING POLICIES

The Van Kampen Global Franchise Fund (formerly Van Kampen Tax Managed Global Franchise Fund) (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of publicly traded equity securities of issuers located in the U.S. and other countries that, in the judgement of the Fund's investment adviser, have resilient business franchises and growth potential, while attempting to minimize the impact of federal income taxes on shareholder returns. The Fund commenced operations on September 25, 1998. The Fund's name was modified effective August 28, 2001.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the year. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by Van Kampen Investment Advisory Corp. (the "Adviser") in accordance with procedures established by the Fund's Board of Directors. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by the Adviser, or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank, as custodian for the Fund, takes possession of the underlying securities, which have a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     At June 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes                              $257,829,140
                                                                  ============
Gross tax unrealized appreciation                                 $ 18,968,567
Gross tax unrealized depreciation                                   (4,725,091)
                                                                  ------------
Net tax unrealized appreciation on investments                    $ 14,243,476
                                                                  ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

The tax character of distributions paid during 2002 and 2001 was as follows:


                                                        2002            2001
Distributions paid from:
  Ordinary income                                     $192,592        $157,205
  Long-term capital gain                                   -0-         486,224
                                                      --------        --------
                                                      $192,592        $643,429
                                                      ========        ========

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified in the Statement of Assets and Liabilities. A permanent book and tax difference related to expenses which are deductible for tax purposes and not for book purposes totaling $4,191 has been reclassified from accumulated undistributed net investment income to capital. A permanent book and tax difference related to net realized losses on foreign currency transactions totaling $515,046 has been reclassified from accumulated net realized loss to accumulated undistributed net investment income. A permanent book and tax difference related to losses recognized for book purposes but not for tax purposes totaling $495,100 was reclassified from accumulated net realized loss to capital.

     As of June 30, 2002, the components of distributable earnings on a tax basis were as follows:

   Undistributed ordinary income                                      $145,571
   Undistributed long-term capital gain                                 50,062
                                                                      --------
                                                                      $195,633
                                                                      ========

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of losses relating to wash sale transactions.

F. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

     Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                     % PER ANNUM
First $500 million                                              1.00%
Next $500 million                                               0.95%
Over $1 billion                                                 0.90%

     The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

     For the year ended June 30, 2002, the Adviser voluntarily waived $1,719 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

     For the year ended June 30, 2002, the Fund recognized expenses of approximately $9,500, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2002, the Fund recognized expenses of approximately $25,500, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.

     The Adviser also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank (formerly The Chase Manhattan Bank) ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JPMorgan provides certain administrative and accounting services to the Fund. JPMorgan is compensated for such services by the Adviser.

     Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2002, the Fund recognized expenses of approximately $14,200 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive market benchmarks.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $20,708 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

     For the year ended June 30, 2002, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $163.

3. CAPITAL TRANSACTIONS

At June 30, 2002, capital aggregated $133,634,188, $76,446,158 and $44,677,713 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                                                    SHARES          VALUE
Sales:
  Class A                                          9,344,819     $156,534,352
  Class B                                          4,436,098       73,657,775
  Class C                                          2,531,817       42,457,025
                                                  ----------     ------------
Total Sales                                       16,312,734     $272,649,152
                                                  ==========     ============
Dividend Reinvestment:
  Class A                                             11,664     $    167,381
  Class B                                                147            2,106
  Class C                                                 79            1,137
                                                  ----------     ------------
Total Dividend Reinvestment                           11,890     $    170,624
                                                  ==========     ============
Repurchases:
  Class A                                         (2,331,855)    $(37,701,940)
  Class B                                           (219,908)      (3,564,099)
  Class C                                           (148,835)      (2,398,480)
                                                  ----------     ------------
Total Repurchases                                 (2,700,598)    $(43,664,519)
                                                  ==========     ============

     At June 30, 2001, capital aggregated $14,895,136, $6,492,858 and $4,705,717 for Classes A, B, and C, respectively. For the year ended June 30, 2001, transactions were as follows:

                                                    SHARES           VALUE
Sales:
  Class A                                          1,419,501     $ 20,578,535
  Class B                                            395,988        5,665,881
  Class C                                            242,147        3,515,375
                                                   ---------     ------------
Total Sales                                        2,057,636     $ 29,759,791
                                                   =========     ============
Dividend Reinvestment:
  Class A                                             14,567     $    207,001
  Class B                                              7,826          111,138
  Class C                                              6,912           98,906
                                                   ---------     ------------
Total Dividend Reinvestment                           29,305     $    417,045
                                                   =========     ============
Repurchases:
  Class A                                           (510,162)    $ (7,421,543)
  Class B                                            (67,209)        (964,915)
  Class C                                            (26,575)        (387,817)
                                                   ---------     ------------
Total Repurchases                                   (603,946)    $ (8,774,275)
                                                   =========     ============

     Class B Shares automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the years ended June 30, 2002 and June 30, 2001, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC.

The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                     CONTINGENT DEFERRED SALES
                                                     CHARGE AS A PERCENTAGE OF
                                                  DOLLAR AMOUNT SUBJECT TO CHARGE
                                                  -------------------------------
YEAR OF REDEMPTION                                   CLASS B         CLASS C
First                                                 5.00%           1.00%
Second                                                4.00%           None
Third                                                 3.00%           None
Fourth                                                2.50%           None
Fifth                                                 1.50%           None
Thereafter                                             None           None

     For the year ended June 30, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $316,300 and CDSC on redeemed shares of Classes B and C of approximately $46,200. Sales charges do not represent expenses of the Fund.

4.  INVESTMENT TRANSACTIONS

For the year ended June 30, 2002, the Fund made purchases of $229,541,477 and sales of $16,354,945 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5.  DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended June 30, 2002, are payments retained by Van Kampen of approximately $311,000 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $20,400.

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the portfolio's foreign currency exposure or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

     Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FORWARD FOREIGN CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

     At June 30, 2002, the Fund had outstanding forward foreign currency contracts as follows:

                                                      CURRENT     UNREALIZED
FORWARD FOREIGN CURRENCY CONTRACTS                     VALUE     DEPRECIATION
SHORT CONTRACTS:
British Pounds, 26,600,000
  expiring 8/12/02                                 $40,632,225   $(1,768,721)
                                                   ===========   ===========

RESULTS OF
SHAREHOLDER VOTES

JUNE 30, 2002


A Special Meeting of the Shareholders of the Fund was held on March 20, 2002.

1) With regard to the elimination of the Fund's fundamental investment policy regarding diversification and to reclassify the Fund as "non-diversified".

                                                         # OF SHARES
                                           -------------------------------------
                                           IN FAVOR       WITHHELD       ABSTAIN
                                           -------------------------------------
                                           1,162,317      154,389        68,256

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Van Kampen Global Value Equity
Fund

     We have audited the accompanying statement of assets and liabilities of Van Kampen Global Value Equity Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to June 30, 2000 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Global Value Equity Fund as of June 30, 2002, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 12, 2002

BY THE NUMBERS

YOUR FUND'S INVESTMENTS

JUNE 30, 2002

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                                           MARKET
DESCRIPTION                                                          SHARES                VALUE
COMMON STOCKS 97.8%

CANADA  0.5%

Potash Corp. of Saskatchewan, Inc.                                    30,760            $  2,060,139
                                                                                        ------------
DENMARK  0.7%

Danisco A/S                                                           78,800               2,892,380
                                                                                        ------------
FINLAND  0.5%

Sampo Oyj, Class A                                                   258,300               2,023,837
                                                                                        ------------
FRANCE  8.9%

Aventis S.A.                                                         135,642               9,652,509
Cie De Saint Gobain                                                  109,114               4,918,566
Credit Agricole S.A.                                                 100,090               2,233,558
Groupe Danone                                                         30,130               4,159,705
Lafarge S.A.                                                          48,640               4,872,356
Pernod-Ricard                                                         23,860               2,347,503
TotalFinaElf S.A., Class B                                            41,070               6,696,542
                                                                                        ------------
                                                                                          34,880,739
                                                                                        ------------
GERMANY  0.9%

BASF AG                                                               76,534               3,563,807
                                                                                        ------------
IRELAND  1.2%

Green Property plc                                                   507,050               4,526,030
                                                                                        ------------
ITALY  1.9%

ENI S.p.A.                                                           293,085               4,679,976
Telecom Italia S.p.A.                                                503,420               2,681,197
                                                                                        ------------
                                                                                           7,361,173
                                                                                        ------------
JAPAN  8.9%

Canon, Inc.                                                          128,000               4,847,958
Daiwa Securities Co., Ltd.                                           393,000               2,553,079
Fuji Photo Film Co., Ltd.                                            111,000               3,591,572
Fuji Television Network, Inc.                                            304               1,761,398
Fujitsu Ltd.                                                         568,000               3,970,135
Hitachi Ltd.                                                         300,000               1,943,899
Mitsubishi Electric Corp. (a)                                        602,000               2,707,880
Mitsui Sumitomo Insurance Co., Ltd.                                  500,000               2,696,376
Nippon Telegraph & Telephone Corp.                                       976               4,022,976
Sankyo Co., Ltd.                                                     256,000               3,488,817
Tokyo Gas Co.                                                      1,315,000               3,661,176
                                                                                        ------------
                                                                                          35,245,266
                                                                                        ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                                           MARKET
DESCRIPTION                                                          SHARES                VALUE
KOREA 0.5%
Samsung Electronics Co. GDR, 144A-Private Placement (b)               15,300            $  2,100,690
                                                                                        ------------
NETHERLANDS  6.3%

Akzo Nobel N.V.                                                       95,180               4,162,075
Heineken N.V.                                                         95,900               4,226,849
ING Groep N.V.                                                       206,176               5,316,619
Koninklijke (Royal) Philips Electronics N.V.                         173,961               4,877,551
Royal Dutch Petroleum Co.                                            112,820               6,235,562
                                                                                        ------------
                                                                                          24,818,656
                                                                                        ------------
NORWAY  0.7%

Statoil ASA                                                          307,200               2,745,601
                                                                                        ------------
SINGAPORE  0.6%

United Overseas Bank Ltd. (Foreign)                                  320,000               2,299,358
                                                                                        ------------
SPAIN  0.4%

Telefonica S.A. (a)                                                  180,478               1,521,484
                                                                                        ------------
SWEDEN  1.3%

Nordea AB                                                            918,500               5,015,234
                                                                                        ------------
SWITZERLAND  7.1%

Cie Financiere Richemont AG, Class A                                 131,905               3,015,048
Converium Holding AG (a)                                              87,890               4,563,941
Credit Suisse Group (a)                                               66,700               2,128,148
Holcim Ltd., Class B                                                  11,861               2,735,182
Nestle S.A.                                                           38,000               8,904,045
Syngenta AG                                                           44,737               2,702,225
UBS AG (Registered) (a)                                               43,820               2,214,820
Zurich Financial Services AG                                           8,295               1,683,198
                                                                                        ------------
                                                                                          27,946,607
                                                                                        ------------
UNITED KINGDOM  14.9%

Allied Domecq plc                                                  1,085,090               7,149,260
BAA plc                                                              235,900               2,163,860
BAE Systems plc                                                    1,680,440               8,620,695
Cadbury Schweppes plc                                              1,031,220               7,761,565
Commercial Union plc                                                 260,200               2,101,862
Diageo plc                                                           293,380               3,827,759
GlaxoSmithKline plc                                                  238,700               5,183,261
Imperial Tobacco Group plc                                           150,290               2,455,664
Imperial Tobacco Group plc (a)                                        66,436               1,055,010
Lloyds TSB Group plc                                                 261,800               2,617,924
Prudential Corp. plc                                                 212,200               1,949,715
Rolls-Royce plc                                                      910,800               2,259,501
Sainsbury (J) plc                                                    526,819               2,872,010

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                                           MARKET
DESCRIPTION                                                          SHARES                VALUE
UNITED KINGDOM (CONTINUED)
Vodafone AirTouch plc                                              3,172,200            $  4,371,974
WPP Group plc                                                        536,750               4,553,615
                                                                                        ------------
                                                                                          58,943,675
                                                                                        ------------
UNITED STATES  42.5%

Albertson's, Inc.                                                    175,028               5,331,353
Alcoa, Inc.                                                          168,300               5,579,145
AT&T Wireless Group (a)                                              235,100               1,375,335
BJ's Wholesale Club, Inc. (a)                                        114,880               4,422,880
Boise Cascade Corp.                                                  145,300               5,017,209
Bristol-Myers Squibb Co.                                             134,400               3,454,080
Cadiz, Inc. (a)                                                      403,898               3,432,729
ChevronTexaco Corp.                                                   24,000               2,124,000
Deere & Co.                                                          101,580               4,865,682
Delphi Automotive Systems Corp.                                      143,000               1,887,600
Exelon Corp.                                                          86,861               4,542,830
First Data Corp.                                                      49,600               1,845,120
Gap, Inc.                                                             58,100                 825,020
General Dynamics Corp.                                                31,290               3,327,692
Georgia-Pacific Corp.                                                110,560               2,717,565
Goodrich (B.F.) Co.                                                   53,300               1,456,156
Hewlett-Packard Co.                                                   87,800               1,341,584
International Business Machines Corp.                                 54,800               3,945,600
Interpublic Group of Cos., Inc.                                      138,600               3,431,736
J.P. Morgan Chase & Co. (c)                                          174,226               5,909,746
Kimberly-Clark Corp.                                                  93,160               5,775,920
Kroger Co. (a)                                                        98,800               1,966,120
Loews Corp.-Carolina Group                                            85,300               2,307,365
MBIA, Inc.                                                            94,355               5,333,888
McDonald's Corp.                                                     183,465               5,219,579
McGraw-Hill Cos., Inc.                                                83,500               4,984,950
Mellon Financial Corp.                                               156,410               4,915,966
Merrill Lynch & Co., Inc.                                            100,700               4,078,350
MetLife, Inc.                                                        126,420               3,640,896
Motorola, Inc.                                                       409,100               5,899,222
NCR Corp. (a)                                                         74,600               2,581,160
New York Times Co., Class A                                           44,130               2,272,695
Northrop Grumman Corp.                                                25,380               3,172,500
Pharmacia Corp.                                                      144,590               5,414,895
Philip Morris Cos., Inc.                                             170,470               7,446,130
Principal Financial Group, Inc. (a)                                   91,100               2,824,100
Prudential Financial, Inc.                                            82,400               2,748,864
Sabre Holdings Corp. (a)                                              45,700               1,636,060
SBC Communications, Inc.                                             145,430               4,435,615

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                                           MARKET
DESCRIPTION                                                          SHARES                VALUE
UNITED STATES (CONTINUED)
Sears, Roebuck & Co.                                                  58,940            $  3,200,442
St. Paul Cos., Inc.                                                  116,600               4,538,072
Travelers Property Casualty Corp., Class A (a)                       263,010               4,655,277
Tupperware Corp.                                                     130,940               2,722,243
Verizon Communications, Inc.                                         114,759               4,607,574
Wells Fargo & Co.                                                     25,400               1,271,524
Wyeth                                                                 65,600               3,358,720
                                                                                        ------------
                                                                                         167,841,189
                                                                                        ------------
TOTAL COMMON STOCKS  97.8%
     (Cost $370,316,938)                                                                 385,785,865
                                                                                        ------------
CONVERTIBLE PREFERRED  0.5%
Ford Motor Co. Capital Trust II, 6.50%
     (Cost $1,897,039)                                                36,600               2,058,750
                                                                                        ------------

TOTAL LONG-TERM INVESTMENTS  98.3%
     (Cost $372,213,977)                                                                 387,844,615
                                                                                        ------------
REPURCHASE AGREEMENT  3.4%

J.P. Morgan Securities Inc. ($13,514,000 par collateralized by
     U.S. Government obligations in a pooled cash account, dated
     06/28/02, to be sold on 07/01/02 at $13,515,971)
     (Cost $13,514,000)                                                                   13,514,000
                                                                                        ------------

TOTAL INVESTMENTS  101.7%
     (Cost $385,727,977)                                                                 401,358,615

FOREIGN CURRENCY  0.1%
     (Cost $461,021)                                                                         461,795

LIABILITIES IN EXCESS OF OTHER ASSETS  (1.8)%                                             (7,233,113)
                                                                                        ------------

NET ASSETS  100%                                                                        $394,587,297
                                                                                        ============

(a) NON-INCOME PRODUCING SECURITY AS THIS STOCK CURRENTLY DOES NOT DECLARE DIVIDENDS.

(b) 144A SECURITIES ARE THOSE WHICH ARE EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES MAY ONLY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, WHICH ARE NORMALLY THOSE TRANSACTIONS WITH QUALIFIED INSTITUTIONAL BUYERS.

(c)  AFFILIATED COMPANY.

GDR  GLOBAL DEPOSITARY RECEIPT

                        SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

JUNE 30, 2002

          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION+

                                                MARKET               PERCENT OF
INDUSTRY                                        VALUE                NET ASSETS
Financials                                  $ 83,840,396                21.3%
Consumer Staples                              73,911,365                18.7
Consumer Discretionary                        48,825,077                12.4
Industrials                                   36,973,710                 9.4
Materials                                     33,409,700                 8.5
Health Care                                   30,552,283                 7.7
Information Technology                        26,630,248                 6.7
Telecommunication Services                    23,016,151                 5.8
Energy                                        22,481,678                 5.7
Utilities                                      8,204,007                 2.1
                                            ------------                ----
                                            $387,844,615                98.3%
                                            ============                ====

+ CLASSIFIED BY SECTORS WHICH REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES.

                        SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2002

ASSETS:
Total Investments (Cost $385,727,977)                                           $401,358,615
Foreign Currency (Cost $461,021)                                                     461,795
Cash                                                                                     492
Receivables:
   Investments Sold                                                                2,228,226
   Foreign Withholding Tax Reclaim                                                   922,368
   Fund Shares Sold                                                                  843,702
   Dividends                                                                         796,499
   Interest                                                                            1,971
Deferred Organizational Costs                                                          1,519
Other                                                                                 48,860
                                                                                ------------
      Total Assets                                                               406,664,047
                                                                                ------------
LIABILITIES:
Payables:
   Investments Purchased                                                           9,049,645
   Fund Shares Repurchased                                                         1,160,218
   Distributor and Affiliates                                                        404,707
   Investment Advisory Fee                                                           327,802
   Administrative Fee                                                                 85,888
   Directors' Fee                                                                      2,210
Net Unrealized Loss on Foreign Currency Exchange Contracts                           826,343
Accrued Expenses                                                                     161,545
Directors' Deferred Compensation and Retirement Plans                                 58,392
                                                                                ------------
      Total Liabilities                                                           12,076,750
                                                                                ------------
Net Assets                                                                      $394,587,297
                                                                                ============
NET ASSETS CONSIST OF:

Capital (Par value of $.001 per share with 2,625,000,000 shares authorized)     $396,310,404
Net Unrealized Appreciation on Investments
   and Foreign Currency Translations                                              14,842,627
Accumulated Net Investment Loss                                                     (465,117)
Accumulated Net Realized Loss                                                    (16,100,617)
                                                                                ------------
NET ASSETS                                                                      $394,587,297
                                                                                ============
MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares:
      Net asset value and redemption price per share (Based on net assets of
      $58,980,587 and 5,958,631 shares of beneficial interest issued
      and outstanding)                                                          $       9.90
      Maximum sales charge (5.75%* of offering price)                                   0.60
                                                                                ------------
      Maximum offering price to public                                          $      10.50
                                                                                ============
   Class B Shares:
      Net asset value and offering price per share (Based on net assets of
      $304,875,068 and 31,383,580 shares of beneficial interest issued
      and outstanding)                                                          $       9.71
                                                                                ============
   Class C Shares:
      Net asset value and offering price per share (Based on net assets of
      $30,731,642 and 3,164,625 shares of beneficial interest issued
      and outstanding)                                                          $       9.71
                                                                                ============

* ON SALES OF $50,000 OR MORE, SALES CHARGE WILL BE REDUCED.

                        SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2002

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $455,862)                        $  7,899,464
Interest                                                                             210,181
                                                                                ------------
      Total Income                                                                 8,109,645
                                                                                ------------
EXPENSES:
Investment Advisory Fee                                                            4,319,479
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
   of $163,312, $3,333,486 and $332,685, respectively)                             3,829,483
Administrative Fee                                                                 1,103,054
Custody                                                                              107,616
Legal                                                                                 46,364
Shareholder Services                                                                  27,038
Directors' Fees and Related Expenses                                                  17,796
Amortization of Organizational Costs                                                   4,577
Other                                                                                210,735
                                                                                ------------
      Total Expenses                                                               9,666,142
                                                                                ------------
NET INVESTMENT LOSS                                                             $ (1,556,497)
                                                                                ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
   Investments                                                                  $(15,521,011)
   Foreign Currency Transactions                                                   2,228,260
                                                                                ------------
Net Realized Loss                                                                (13,292,751)
                                                                                ------------
Unrealized Appreciation/Depreciation:
   Beginning of the Period                                                        26,892,231
   End of the Period:
      Investments                                                                 15,630,638
      Foreign Currency Translations                                                 (788,011)
                                                                                ------------
                                                                                  14,842,627
                                                                                ------------
Net Unrealized Depreciation During the Period                                    (12,049,604)
                                                                                ------------
NET REALIZED AND UNREALIZED LOSS                                                $(25,342,355)
                                                                                ============
NET DECREASE IN NET ASSETS FROM OPERATIONS                                      $(26,898,852)
                                                                                ============

                        SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                YEAR ENDED          YEAR ENDED
                                                                               JUNE 30, 2002       JUNE 30, 2001
                                                                               -------------       -------------
FROM INVESTMENT ACTIVITIES:
Operations:

Net Investment Loss                                                            $  (1,556,497)      $    (246,923)
Net Realized Gain/Loss                                                           (13,292,751)          6,376,764
Net Unrealized Appreciation/Depreciation During the
    Period                                                                       (12,049,604)         12,428,519
                                                                               -------------       -------------
Change in Net Assets from Operations                                             (26,898,852)         18,558,360
                                                                               -------------       -------------
Distributions from Net Investment Income:
Class A Shares                                                                      (594,608)                -0-
Class B Shares                                                                      (952,366)                -0-
Class C Shares                                                                       (94,560)                -0-
                                                                               -------------       -------------
                                                                                  (1,641,534)                -0-
                                                                               -------------       -------------
Distributions from Net Realized Gain:
Class A Shares                                                                           -0-          (5,934,289)
Class B Shares                                                                           -0-         (36,048,395)
Class C Shares                                                                           -0-          (3,447,263)
                                                                               -------------       -------------
                                                                                         -0-         (45,429,947)
                                                                               -------------       -------------
Total Distributions                                                               (1,641,534)        (45,429,947)
                                                                               -------------       -------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES                              (28,540,386)        (26,871,587)
                                                                               -------------       -------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                                        247,960,216         193,699,687
Net Asset Value of Shares Issued Through Dividend
    Reinvestment                                                                   1,553,642          42,380,433
Cost of Shares Repurchased                                                      (339,427,559)       (262,744,544)
                                                                               -------------       -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                               (89,913,701)        (26,664,424)
                                                                               -------------       -------------
TOTAL DECREASE IN NET ASSETS                                                    (118,454,087)        (53,536,011)

NET ASSETS:
Beginning of the Period                                                          513,041,384         566,577,395
                                                                               -------------       -------------
End of the Period (Including accumulated undistributed net
    investment income of $(465,117) and $502,440,
    respectively)                                                              $ 394,587,297       $ 513,041,384
                                                                               =============       =============

                        SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
HIGHLIGHTS FOR ONE SHARE OF THE FUND
OUTSTANDING THROUGHOUT THE
PERIODS INDICATED.

                                                                                     OCTOBER 29, 1997
                                                                                      (COMMENCEMENT
CLASS A SHARES                                     YEAR ENDED JUNE 30,                OF INVESTMENT
                                      --------------------------------------------    OPERATIONS) TO
                                      2002(a)     2001(a)      2000(a)     1999(a)     JUNE 30, 1998
                                      --------------------------------------------   ----------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                       $10.57      $11.10       $11.47      $11.12         $10.00
                                      ------      ------       ------      ------         ------
  Net Investment Income                 0.03        0.07         0.06        0.05           0.06
  Net Realized and Unrealized
     Gain/Loss                         (0.60)       0.38         0.25        0.40           1.08
                                      ------      ------       ------      ------         ------
Total from Investment Operations       (0.57)       0.45         0.31        0.45           1.14
                                      ------      ------       ------      ------         ------
Less:
  Distributions from Net Investment
     Income                            (0.10)        -0-          -0-       (0.09)         (0.02)
  Distributions from Net Realized
     Gain                                -0-       (0.98)       (0.68)      (0.01)           -0-
                                      ------      ------       ------      ------         ------
Total Distributions                    (0.10)      (0.98)       (0.68)      (0.10)         (0.02)
                                      ------      ------       ------      ------         ------
NET ASSET VALUE, END OF THE
  PERIOD                              $ 9.90      $10.57       $11.10      $11.47         $11.12
                                      ======      ======       ======      ======         ======
Total Return (b)                       -5.28%       3.97%        3.22%       4.05%         11.38%*
Net Assets at End of the Period
  (In millions)                       $ 59.0      $ 90.7       $ 81.7      $ 76.7         $ 80.5
Ratio of Expenses to Average
  Net Assets                            1.60%       1.64%        1.66%       1.65%          1.70%
Ratio of Net Investment Income/Loss
  to Average Net Assets                 0.26%       0.60%        0.53%       0.44%         (0.88)%
Portfolio Turnover                        34%         33%          47%         40%             4%*

*    NON-ANNUALIZED

(a) NET INVESTMENT INCOME PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                                     OCTOBER 29, 1997
                                                                                      (COMMENCEMENT
CLASS B SHARES                                     YEAR ENDED JUNE 30,                OF INVESTMENT
                                      --------------------------------------------    OPERATIONS) TO
                                      2002(a)     2001(a)      2000(a)     1999(a)     JUNE 30, 1998
                                      --------------------------------------------   ----------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                       $10.35      $10.96       $11.42      $11.08         $10.00
                                      ------      ------       ------      ------         ------
  Net Investment Income/Loss           (0.05)      (0.02)       (0.04)      (0.03)          0.01
  Net Realized and Unrealized
     Gain/Loss                         (0.56)       0.39         0.26        0.39           1.07
                                      ------      ------       ------      ------         ------
Total from Investment Operations       (0.61)       0.37         0.22        0.36           1.08
                                      ------      ------       ------      ------         ------
Less:
  Distributions from Net Investment
     Income                            (0.03)        -0-          -0-       (0.01)           -0-
  Distributions from Net Realized
     Gain                                -0-       (0.98)       (0.68)      (0.01)           -0-
                                      ------      ------       ------      ------         ------
Total Distributions                    (0.03)      (0.98)       (0.68)      (0.02)           -0-
                                      ------      ------       ------      ------         ------
NET ASSET VALUE, END OF THE
  PERIOD                              $ 9.71      $10.35       $10.96      $11.42         $11.08
                                      ======      ======       ======      ======         ======

Total Return (b)                       -5.81%       3.36%        2.24%       3.29%         10.84%*
Net Assets at End of the Period
  (In millions)                       $304.9      $383.9       $442.3      $596.3         $623.2
Ratio of Expenses to Average
  Net Assets                            2.35%       2.39%        2.41%       2.40%          2.45%
Ratio of Net Investment Income/
  Loss to Average Net Assets           (0.47)%     (0.15)%      (0.34)%     (0.31)%         0.12%
Portfolio Turnover                        34%         33%          47%         40%             4%*


*    NON-ANNUALIZED

(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                                     OCTOBER 29, 1997
                                                                                      (COMMENCEMENT
CLASS C SHARES                                     YEAR ENDED JUNE 30,                OF INVESTMENT
                                      --------------------------------------------    OPERATIONS) TO
                                      2002(a)     2001(a)      2000(a)     1999(a)     JUNE 30, 1998
                                      --------------------------------------------   ----------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                       $10.35      $10.96       $11.42      $11.07         $10.00
                                      ------      ------       ------      ------         ------
  Net Investment Income/Loss           (0.05)      (0.02)       (0.04)      (0.03)          0.01
  Net Realized and Unrealized
     Gain/Loss                         (0.56)       0.39         0.26        0.40           1.06
                                      ------      ------       ------      ------         ------
Total from Investment Operations       (0.61)       0.37         0.22        0.37           1.07
                                      ------      ------       ------      ------         ------
Less:
  Distributions from Net Investment
     Income                            (0.03)        -0-          -0-       (0.01)           -0-
  Distributions from Net Realized
     Gain                                -0-       (0.98)       (0.68)      (0.01)           -0-
                                      ------      ------       ------      ------         ------
Total Distributions                    (0.03)      (0.98)       (0.68)      (0.02)           -0-
                                      ------      ------       ------      ------         ------
NET ASSET VALUE, END OF THE
  PERIOD                              $ 9.71      $10.35       $10.96      $11.42         $11.07
                                      ======      ======       ======      ======         ======
Total Return (b)                       -5.81%       3.36%        2.24%       3.39%         10.74%*
Net Assets at End of the Period
  (In millions)                       $ 30.7      $ 38.4       $ 42.6      $ 63.1         $ 69.6
Ratio of Expenses to Average
  Net Assets                            2.35%       2.39%        2.41%       2.40%          2.45%
Ratio of Net Investment Income/
  Loss to Average Net Assets           (0.47)%     (0.15)%      (0.36)%     (0.32)%         0.13%
Portfolio Turnover                        34%         33%          47%         40%             4%*

*    NON-ANNUALIZED

(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                        SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2002

1.   SIGNIFICANT ACCOUNTING POLICIES

The Van Kampen Global Value Equity Fund (formerly Van Kampen Global Equity
Fund)(the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers. The Fund commenced operations on October 29, 1997. The Fund's name was modified to better reflect its strategy effective August 28, 2001.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the year. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by Van Kampen Investment Advisory Corp. (the "Adviser") in accordance with procedures established by the Fund's Board of Directors. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by the Adviser, or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank, as custodian for the Fund, takes possession of the underlying securities, which have a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. ORGANIZATIONAL COSTS The organizational costs of the Fund are being amortized on a straight line basis over the 60 month period ending October 28, 2002 beginning with the Fund's commencement of operations. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $14,145,877, which will expire June 30, 2010.

     At June 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes                               $388,423,989
                                                                   ============
Gross tax unrealized appreciation                                  $ 49,498,091
Gross tax unrealized depreciation                                   (36,563,465)
                                                                   ------------
Net tax unrealized appreciation on investments                     $ 12,934,626
                                                                   ============

F. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

     The tax character of distributions paid during 2002 and 2001 was as follows:

                                                             2002         2001
Distributions paid from:
   Ordinary income                                        $1,641,534   $ 7,687,623
   Long-term capital gain                                        -0-    37,742,324
                                                          ----------   -----------
                                                          $1,641,534   $45,429,947
                                                          ==========   ===========

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified in the Statement of Assets and Liabilities. A permanent book and tax difference related to expenses which are deductible for tax purposes and not for book purposes totaling $3,115 has been reclassified from accumulated net investment loss to capital. A permanent book and tax difference related to the recognition of net realized gains on foreign currency transactions totaling $2,228,260 has been reclassified from accumulated net realized loss to accumulated net investment loss. A permanent book and tax difference related to the recognition of net realized gains on passive foreign investment transactions totaling $5,329 has been reclassified from accumulated net realized loss to accumulated net investment loss. A permanent book and tax difference related to a correction of prior year amounts totaling $92,168 has been reclassified from accumulated net realized loss to capital.

     As of June 30, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income                                            $6,786
                                                                         ======

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.

G. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

     Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility, and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                  % PER ANNUM
First $750 million                                           1.00%
Next $500 million                                            0.95%
Over $1.25 billion                                           0.90%

     The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

     For the year ended June 30, 2002, the Fund recognized expenses of approximately $13,500, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2002, the Fund recognized expenses of approximately $32,900, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.

     The Adviser also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank (formerly The Chase Manhattan Bank) ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JPMorgan provides certain administrative and accounting services to the Fund. JPMorgan is compensated for such services by the Adviser.

     Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2002, the Fund recognized expenses of approximately $27,000 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive market benchmarks.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $41,290 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

     For the year ended June 30, 2002, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $14,547.

3.  CAPITAL TRANSACTIONS

At June 30, 2002, capital aggregated $57,415,767, $307,711,108 and $31,183,529 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                                                       SHARES           VALUE
Sales:
  Class A                                            23,396,887     $ 232,400,558
  Class B                                               827,141         8,117,023
  Class C                                               748,309         7,442,635
                                                    -----------     -------------
Total Sales                                          24,972,337     $ 247,960,216
                                                    ===========     =============
Dividend Reinvestment:
  Class A                                                57,818     $     551,585
  Class B                                                97,363           915,215
  Class C                                                 9,248            86,842
                                                    -----------     -------------
Total Dividend Reinvestment                             164,429     $   1,553,642
                                                    ===========     =============
Repurchases:
  Class A                                           (26,080,475)    $(261,762,865)
  Class B                                            (6,641,963)      (64,708,362)
  Class C                                            (1,307,891)      (12,956,332)
                                                    -----------     -------------
Total Repurchases                                   (34,030,329)    $(339,427,559)
                                                    ===========     =============

     At June 30, 2001, capital aggregated $86,212,079, $363,313,698 and
$36,603,045 for Classes A, B, and C, respectively. For the year ended June 30, 2001, transactions were as follows:

                                                       SHARES           VALUE
Sales:
  Class A                                            16,071,936     $ 171,020,439
  Class B                                             1,185,532        12,572,353
  Class C                                               971,754        10,106,895
                                                    -----------     -------------
Total Sales                                          18,229,222     $ 193,699,687
                                                    ===========     =============
Dividend Reinvestment:
  Class A                                               515,311     $   5,385,000
  Class B                                             3,295,103        33,807,767
  Class C                                               310,689         3,187,666
                                                    -----------     -------------
Total Dividend Reinvestment                           4,121,103     $  42,380,433
                                                    ===========     =============
Repurchases:
  Class A                                           (15,363,039)    $(165,044,924)
  Class B                                            (7,737,242)      (82,368,927)
  Class C                                            (1,455,928)      (15,330,693)
                                                    -----------     -------------
Total Repurchases                                   (24,556,209)    $(262,744,544)
                                                    ===========     =============

     Class B Shares automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the years ended June 30, 2002 and June 30, 2001, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                         CONTINGENT DEFERRED SALES
                                                     CHARGE AS A PERCENTAGE OF DOLLAR
                                                         AMOUNT SUBJECT TO CHARGE
                                                     --------------------------------
YEAR OF REDEMPTION                                         CLASS B       CLASS C
First                                                       5.00%         1.00%
Second                                                      4.00%          None
Third                                                       3.00%          None
Fourth                                                      2.50%          None
Fifth                                                       1.50%          None
Thereafter                                                   None          None

     For the year ended June 30, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $18,700 and CDSC on redeemed shares of Classes B and C of approximately $820,800. Sales charges do not represent expenses of the Fund.

4.  INVESTMENT TRANSACTIONS

For the year ended June 30, 2002, the Fund made purchases of $143,732,044 and sales of $223,780,646 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5.  DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended June 30, 2002, are payments retained by Van Kampen of approximately $2,743,800 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $998,300.

6.  DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate, or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the Fund's foreign currency exposure or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

     Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FORWARD FOREIGN CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the

\
closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

     At June 30, 2002, the Fund had outstanding forward foreign currency contracts as follows:

                                                                     UNREALIZED
                                                       CURRENT      APPRECIATION/
FORWARD FOREIGN CURRENCY CONTRACTS                      VALUE       DEPRECIATION
LONG CONTRACTS:
Japanese Yen, 1,125,000,000 expiring 08/21/02         $ 9,051,439   $   379,485
                                                      -----------   -----------
SHORT CONTRACTS:
Japanese Yen, 3,375,000,000 expiring 08/21/02          27,086,942    (1,205,828)
                                                      -----------   -----------
                                                                    $  (826,343)
                                                                    ===========

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Van Kampen International Magnum
Fund

     We have audited the accompanying statement of assets and liabilities of Van Kampen International Magnum Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to June 30, 2000 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen International Magnum Fund as of June 30, 2002, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 12, 2002

BY THE NUMBERS

YOUR FUND'S INVESTMENTS

JUNE 30, 2002

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                           MARKET
DESCRIPTION                                                SHARES           VALUE
COMMON STOCKS 81.8%
AUSTRALIA  2.0%
Australia and New Zealand Banking Group Ltd.                10,000       $  108,709
BHP Billiton Ltd.                                           28,378          164,722
Commonwealth Bank of Australia                              12,700          235,683
CSL Ltd.                                                     3,750           68,006
Foster's Group Ltd.                                         49,600          131,934
MIM Holdings Ltd.                                          116,900           85,643
National Australia Bank Ltd.                                13,300          265,331
News Corp., Ltd.                                            29,940          163,328
Qantas Airways Ltd.                                         41,300          107,063
Rio Tinto Ltd.                                              10,200          192,680
Westpac Banking Corp., Ltd.                                 20,150          184,414
WMC Ltd.                                                    16,250           83,243
                                                                         ----------
                                                                          1,790,756
                                                                         ----------
BELGIUM  0.7%
Fortis (a)                                                  16,179          346,280
Solvay S.A.                                                  3,777          273,085
                                                                         ----------
                                                                            619,365
                                                                         ----------
DENMARK  0.5%
Danisco A/S                                                  8,929          327,742
Danske Bank A/S                                              9,500          175,618
                                                                         ----------
                                                                            503,360
                                                                         ----------
FINLAND  1.4%
Nokia Oyj                                                   56,224          826,407
Sampo Oyj, Class A                                          54,468          426,769
                                                                         ----------
                                                                          1,253,176
                                                                         ----------
FRANCE  9.7%
Aventis S.A.                                                29,341        2,087,954
BNP Paribas S.A.                                             3,173          176,231
Cap Gemini S.A.                                              2,637          105,269
Carrefour S.A.                                               5,709          310,288
Compagnie de Saint-Gobain                                    7,728          348,357
Credit Agricole S.A.                                        18,170          405,473
Groupe Danone                                                3,641          502,671
JC Decaux S.A. (a)                                          12,709          172,685
L'Oreal S.A.                                                 3,355          262,872
LVMH Moet-Hennessy Louis Vuitton S.A.                        2,605          131,766

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                           MARKET
DESCRIPTION                                                SHARES           VALUE
FRANCE (CONTINUED)
Neopost S.A. (a)                                            10,914       $  436,227
Pernod-Ricard                                                1,910          187,918
Sanofi-Synthelabo S.A.                                       2,703          165,139
Schneider Electric S.A.                                      6,658          359,555
Sodexho Alliance S.A.                                        1,217           46,350
STMicroelectronics N.V.                                      2,980           74,628
TotalFinaElf S.A., Class B                                  15,631        2,548,665
Union du Credit-Bail Immobilier                              4,612          285,886
Vivendi Environnement                                        4,028          124,843
Vivendi Environnement (a)                                    2,100           45,571
                                                                         ----------
                                                                          8,778,348
                                                                         ----------
GERMANY  2.6%
Allianz AG                                                   1,432          288,028
Deutsche Bank AG (Registered)                               10,175          709,942
Deutsche Post AG (Registered)                               25,138          320,374
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)   3,969          942,781
SAP AG                                                         635           62,979
                                                                         ----------
                                                                          2,324,104
                                                                         ----------
HONG KONG  1.9%
Asia Satellite Telecommunications Holdings Ltd.             31,400           51,931
Cheung Kong Holdings Ltd.                                   22,100          184,168
China Mobile Ltd. (a)                                       43,100          127,643
Esprit Holdings Ltd.                                        60,000          115,001
Henderson Land Development Co., Ltd.                        34,000          141,232
Hong Kong Electric Holdings Ltd.                            26,000           97,167
Hutchison Whampoa Ltd.                                      26,870          200,665
Johnson Electric Holdings                                   97,000          115,033
Li & Fung Ltd.                                             126,400          170,155
New World Development Co., Ltd.                            262,000          208,258
SmarTone Telecommunications Holdings Ltd. (a)              132,400          149,375
Sun Hung Kai Properties Ltd.                                25,700          195,222
                                                                         ----------
                                                                          1,755,850
                                                                         ----------
ITALY  3.7%
ENI S.p.A.                                                  64,123        1,023,915
Mediaset S.p.A.                                             15,212          118,284
Mondadori (Arnoldo) Editore S.p.A.                          25,700          171,033
Parmalat Finanziaria S.p.A.                                 97,556          302,846
Snam Rete Gas                                              170,602          505,917
Telecom Italia S.p.A.                                       39,814          313,136
Telecom Italia S.p.A. RNC                                   47,602          253,527
TIM S.p.A.                                                  37,401          153,941
UniCredito Italiano S.p.A.                                 102,322          464,792
                                                                         ----------
                                                                          3,307,391
                                                                         ----------

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                           MARKET
DESCRIPTION                                                SHARES           VALUE
JAPAN 19.1%
Amada Co., Ltd.                                             48,000       $  233,168
Canon, Inc.                                                 13,000          492,371
Casio Computer Co., Ltd.                                    41,000          200,878
Dai Nippon Printing Co., Ltd.                               19,000          252,740
Daicel Chemical Industries Ltd.                             74,000          253,050
Daifuku Co., Ltd.                                           57,000          238,761
Daikin Industries Ltd.                                      23,000          422,098
Denki Kagaku Kogyo K.K.                                     79,000          252,314
East Japan Railway Co.                                          73          342,402
FamilyMart Co., Ltd.                                        12,600          305,506
Fuji Machine Manufacturing Co.                              13,700          213,051
Fuji Photo Film Co.                                         14,000          452,991
Fujitec Co., Ltd.                                           18,000           88,792
Fujitsu Ltd.                                                54,000          377,442
Furukawa Electric Co., Ltd.                                 38,000          145,830
Hitachi Capital Corp.                                       24,600          329,083
Hitachi Ltd.                                                60,000          388,780
House Foods Corp.                                           14,000          136,951
Kaneka Corp.                                                48,000          335,103
Kurita Water Industries Ltd.                                23,000          283,642
Kyocera Corp.                                                5,100          373,103
Kyudenko Co., Ltd.                                          17,000           64,529
Lintec Corp.                                                20,000          151,331
Matsushita Electric Industrial Co., Ltd.                    35,000          478,450
Minebea Co., Ltd.                                           46,000          270,758
Mitsubishi Chemical Corp.                                   79,000          184,282
Mitsubishi Corp.                                            41,000          297,203
Mitsubishi Estate Co., Ltd.                                 44,000          360,520
Mitsubishi Heavy Industries Ltd.                            93,000          282,254
Mitsubishi Logistics Corp.                                  14,000           95,280
Mitsubishi Tokyo Finance Group, Inc.                             5           33,778
Mitsumi Electric Co., Ltd.                                  20,000          315,204
Nagase & Co., Ltd.                                          22,000          105,213
NEC Corp.                                                   46,000          320,756
Nifco, Inc.                                                 21,000          208,762
Nintendo Co., Ltd.                                           3,900          575,519
Nippon Meat Packers, Inc.                                   17,000          213,486
Nippon Telegraph & Telephone Corp.                              96          395,703
Nissan Motor Co., Ltd.                                      68,000          471,887
Nissei Sangyo Co., Ltd.                                      6,000           85,080
Nissha Printing Co., Ltd.                                    8,000           48,225
Nisshinbo Industries                                        26,000          121,082
Obayashi Corp.                                              66,000          187,618
Ono Pharmaceutical Co., Ltd.                                10,000          357,845

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                           MARKET
     DESCRIPTION                                           SHARES          VALUE
JAPAN (CONTINUED)
Ricoh Co., Ltd.                                             27,000       $  468,417
Rinnai Corp.                                                 7,500          169,307
Rohm Co., Ltd.                                               1,500          224,364
Ryosan Co., Ltd.                                            13,300          154,567
Sangetsu Co., Ltd.                                           3,000           48,610
Sanki Engineering Co., Ltd.                                  7,000           33,652
Sankyo Co., Ltd.                                            24,000          327,077
Sanwa Shutter Corp.                                         45,000          136,198
Sekisui Chemical Co., Ltd.                                  43,000          147,402
Sekisui House Co., Ltd.                                     34,000          250,441
Shin-Etsu Polymer Co., Ltd.                                 38,000          135,663
Sony Corp.                                                   9,500          502,780
Suzuki Motor Co., Ltd.                                      30,000          370,971
TDK Corp.                                                    6,300          298,131
Toho Co., Ltd.                                               4,000           45,951
Tokyo Electric Power Co., Inc.                              16,500          340,057
Toshiba Corp. (a)                                          105,000          428,410
Toyota Motor Corp.                                          17,800          473,258
Tsubakimoto Chain Co.                                       72,000          215,509
Yamaha Corp.                                                26,000          253,468
Yamanouchi Pharmaceutical Co., Ltd.                         16,000          416,036
                                                                        -----------
                                                                         17,183,090
                                                                        -----------
NETHERLANDS  5.6%
Akzo Nobel N.V.                                              7,447          325,646
Buhrmann N.V.                                               35,205          326,118
CSM N.V., CVA                                               13,612          328,464
Gucci Group N.V.                                             3,226          303,957
Heineken N.V.                                                4,336          191,112
IHC Caland N.V.                                              7,284          437,429
ING Groep N.V.                                              26,573          685,233
Koninklijke (Royal) Philips Electronics N.V.                27,320          766,003
Koninklijke Ahold N.V.                                      15,871          335,280
Royal KPN N.V. (a)                                         129,873          610,550
Unilever N.V., CVA                                           5,660          372,181
Vedior N.V., CVA                                            23,546          326,941
                                                                        -----------
                                                                          5,008,914
                                                                        -----------
NORWAY  0.9%
Gjensidige NOR Sparebank                                     7,520          278,871
Statoil ASA                                                 26,232          234,449
Telenor ASA                                                 74,360          263,853
                                                                        -----------
                                                                            777,173
                                                                        -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                           MARKET
     DESCRIPTION                                            SHARES         VALUE
PORTUGAL 0.3%
Brisa Auto-Estradas de Portugal, S.A. (a)                   23,700       $  133,983
Portugal Telecom S.A.                                       19,275          136,686
                                                                        -----------
                                                                            270,669
                                                                        -----------
SINGAPORE  1.3%
CapitaLand Ltd.                                            109,000           94,356
Chartered Semiconductor Manufacturing Ltd. (a)              48,000           97,768
City Developments Ltd.                                       8,900           28,702
DBS Group Holdings Ltd.                                     22,564          158,304
Oversea-Chinese Banking Corp., Ltd.                         13,800           91,352
SembCorp Logistics Ltd.                                     55,000           68,771
Singapore Airlines Ltd.                                     10,000           72,987
Singapore Press Holdings Ltd.                                9,000          101,332
United Overseas Bank Ltd. (Foreign)                         28,120          202,056
Venture Manufacturing Ltd.                                  28,000          223,373
                                                                        -----------
                                                                          1,139,001
                                                                        -----------
SPAIN  2.1%
Amadeus Global Travel Distribution S.A., Class A            83,558          537,016
Banco Popular Espanol S.A.                                   7,558          335,597
Endesa S.A.                                                 16,748          244,343
Gas Natural SDG S.A.                                         6,406          123,893
Telefonica S.A. (a)                                         81,684          688,620
                                                                        -----------
                                                                          1,929,469
                                                                        -----------
SWEDEN  2.0%
Assa Abloy AB, Class B                                      12,216          172,759
ForeningsSparbanken AB, Class A                             18,768          238,773
Nordea AB                                                   76,437          417,365
Svenska Handelsbanken, Class A                              41,228          632,573
Swedish Match AB                                            43,810          363,604
                                                                        -----------
                                                                          1,825,074
                                                                        -----------
SWITZERLAND  7.7%
Adecco S.A.(Registered)                                      2,672          159,501
Cie Financiere Richemont AG, Class A                        16,896          386,204
Converium Holding AG (a)                                     6,150          319,357
Holcim Ltd., Class B                                         1,453          335,066
Kaba Holdings AG, Class B (Registered)                       1,253          270,754
Nestle S.A. (Registered)                                     8,202        1,921,868
Novartis AG                                                 19,528          863,061
Roche Holding AG Bearer                                        520           59,518
Roche Holding AG Genusss                                     7,525          571,654
Schindler Holding AG (Registered)                            1,800          328,179
Syngenta AG (Registered)                                     7,058          426,321
UBS AG (a)                                                  25,678        1,297,858
                                                                        -----------
                                                                          6,939,341
                                                                        -----------

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                           MARKET
      DESCRIPTION                                          SHARES          VALUE
UNITED KINGDOM 20.3%
Allied Domecq plc                                          140,686      $   926,929
Amvescap plc                                                26,901          220,186
ARM Holdings plc (a)                                        21,958           49,093
Aviva plc                                                   63,371          511,903
BAE Systems plc                                             77,125          395,653
Barclays plc                                               123,363        1,042,794
BOC Group plc                                               10,222          159,509
BP plc                                                      76,564          646,027
British American Tobacco plc                                58,086          627,097
Cadbury Schweppes plc                                       79,339          597,152
Centrica plc                                                56,489          175,604
Compass Group plc                                           35,387          215,676
GlaxoSmithKline plc                                        114,360        2,483,275
GUS plc                                                     33,901          312,784
Hays plc                                                   294,999          695,690
HMV Group plc, 144A-Private Placement (a,b)                 39,934           97,539
HSBC Holdings plc                                           60,550          699,597
Imperial Tobacco Group plc                                  10,410          165,312
Invensys plc                                                55,800           76,050
Lattice Group plc                                           65,971          172,752
Lloyds TSB Group plc                                       114,804        1,148,007
PHS Group plc                                              132,600          198,996
Reckitt Benckiser plc                                        9,730          175,373
Reed International plc                                     118,020        1,126,851
Rentokil Initial plc                                       144,216          589,657
Rolls-Royce plc                                             64,713          160,539
Sainsbury (J) plc                                           31,288          170,570
Scottish & Southern Energy plc                              17,301          171,945
Shell Transport & Trading Co., plc                         206,680        1,566,672
Smiths Group plc                                            13,890          181,224
SSL International plc                                       56,634          310,162
Vodafone Group plc                                       1,045,562        1,441,009
William Hill plc (a)                                        84,400          342,502
WPP Group plc                                               48,515          411,586
                                                                        -----------
                                                                         18,265,715
                                                                        -----------
TOTAL COMMON STOCKS  81.8%
    (Cost $70,726,059)                                                   73,670,796
                                                                        -----------
PREFERRED STOCKS  0.3%
GERMANY  0.3%
Fresenius AG
    (Cost $432,740)                                          5,294          267,782
                                                                        -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                           MARKET
                        DESCRIPTION                                        VALUE
TOTAL LONG-TERM INVESTEMENTS 82.1%
  (Cost $71,158,799)                                                    $73,938,578
                                                                        -----------
REPURCHASE AGREEMENT  13.5%
J.P. Morgan Securities Inc. ($12,232,000 par collateralized by
    U.S. Government obligations in a pooled cash account, dated
    06/28/02, to be sold on 07/01/02 at $12,233,784)
    (Cost $12,232,000)                                                   12,232,000
                                                                        -----------
TOTAL INVESTMENTS  95.6%
    (Cost $83,390,799)                                                   86,170,578
FOREIGN CURRENCY  0.4%
    (Cost $363,653)                                                         371,104
OTHER ASSETS IN EXCESS OF LIABILITIES  4.0%                               3,562,298
                                                                        -----------
NET ASSETS  100%                                                        $90,103,980
                                                                        ===========

(a) NON-INCOME PRODUCING SECURITY AS THIS STOCK CURRENTLY DOES NOT DECLARE DIVIDENDS.

(b) 144A SECURITIES ARE THOSE WHICH ARE EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES MAY ONLY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, WHICH ARE NORMALLY THOSE TRANSACTIONS WITH QUALIFIED INSTITUTIONAL BUYERS.

CVA  CERTIFICATEN VAN AANDELEN

          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION+

                                                         MARKET         PERCENT OF
      INDUSTRY                                           VALUE          NET ASSETS
Financials                                             $14,871,081          16.5%
Industrials                                             10,191,863          11.3
Consumer Discretionary                                   9,761,600          10.8
Consumer Staples                                         8,857,157           9.8
Health Care                                              7,977,507           8.8
Energy                                                   6,019,727           6.7
Information Technology                                   5,802,369           6.5
Telecommunication Services                               4,585,976           5.1
Materials                                                3,914,777           4.4
Utilities                                                1,956,521           2.2
                                                       -----------          ----
                                                       $73,938,578          82.1%
                                                       ===========          ====

+    CLASSIFIED BY SECTORS WHICH REPRESENT BROAD GROUPINGS OF RELATED
     INDUSTRIES.

                       SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
JUNE 30, 2002

ASSETS:
Total Investments, including repurchase agreement of $12,232,000
 (Cost $83,390,799)                                                    $ 86,170,578
Foreign Currency (Cost $363,653)                                            371,104
Cash                                                                            347
Margin Deposit on Futures Contracts                                         232,378
Receivables:
  Fund Shares Sold                                                        8,763,440
  Investments Sold                                                          828,560
  Foreign Withholding Tax Reclaim                                           174,207
  Dividends                                                                  78,061
  Interest                                                                    1,784
Unrealized Gain on Foreign Currency Exchange Contracts                       52,013
Other                                                                        29,208
                                                                       ------------
    Total Assets                                                         96,701,680
                                                                       ------------
LIABILITIES:
Payables:
  Fund Shares Repurchased                                                 5,483,670
  Investments Purchased                                                     786,486
  Distributor and Affiliates                                                 72,799
  Investment Advisory Fee                                                    67,033
  Administrative Fee                                                         17,601
  Directors' Fee                                                              1,566
Accrued Expenses                                                             98,080
Directors' Deferred Compensation and Retirement Plans                        70,465
                                                                       ------------
    Total Liabilities                                                     6,597,700
                                                                       ------------
NET ASSETS                                                             $ 90,103,980
                                                                       ============
NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 2,625,000,000 shares authorized)
$107,973,984 Net Unrealized Appreciation on Investments and
  Foreign Currency Translations                                           2,891,315
Accumulated Undistributed Net Investment Income                              23,693
Accumulated Net Realized Loss                                           (20,785,012)
                                                                       ------------
NET ASSETS                                                             $ 90,103,980
                                                                       ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of $51,760,850 and 4,657,511 shares of beneficial interest
    issued and outstanding)                                            $      11.11
    Maximum sales charge (5.75%* of offering price)                            0.68
                                                                       ------------
    Maximum offering price to public                                   $      11.79
                                                                       ============
  Class B Shares:
    Net asset value and offering price per share (Based on net assets of $30,248,034 and 2,781,952 shares of beneficial interest issued
    and outstanding)                                                   $      10.87
                                                                       ============
  Class C Shares:
    Net asset value and offering price per share (Based on net assets of $8,095,096 and 741,264 shares of beneficial interest issued
    and outstanding)                                                   $      10.92
                                                                       ============

*    ON SALES OF $50,000 OR MORE, SALES CHARGE WILL BE REDUCED.

                        SEE NOTES TO FINANCIAL STATEMENTS

Statement of Operations
FOR THE YEAR ENDED JUNE 30, 2002

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $141,126)              $  1,475,716
Interest                                                                   192,176
                                                                      ------------
    Total Income                                                         1,667,892
                                                                      ------------
EXPENSES:
Investment Advisory Fee                                                    731,274
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $122,225, $333,661 and $91,518, respectively)              547,404
Administrative Fee                                                         230,435
Custody                                                                    153,825
Shareholder Reports                                                        106,311
Shareholder Services                                                        40,699
Legal                                                                       18,822
Directors' Fees and Related Expenses                                        13,867
Other                                                                       71,593
                                                                      ------------
    Total Expenses                                                       1,914,230
    Investment Advisory Fee Reduction                                      (86,158)
                                                                      ------------
    Net Expenses                                                         1,828,072
                                                                      ------------
NET INVESTMENT LOSS                                                   $   (160,180)
                                                                      ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments                                                         $(10,737,469)
  Foreign Currency Transactions                                            548,312
  Futures                                                               (1,116,071)
                                                                      ------------
Net Realized Loss                                                      (11,305,228)
                                                                      ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period                                                 (614,812)
  End of the Period:
    Investments                                                          2,779,779
    Foreign Currency Translations                                           83,253
    Futures                                                                 28,283
                                                                      ------------
                                                                         2,891,315
                                                                      ------------
Net Unrealized Appreciation During the Period                            3,506,127
                                                                      ------------
NET REALIZED AND UNREALIZED LOSS                                      $ (7,799,101)
                                                                      ============
NET DECREASE IN NET ASSETS FROM OPERATIONS                            $ (7,959,281)
                                                                      ============

                       SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets

                                                           YEAR ENDED         YEAR ENDED
                                                          JUNE 30, 2002      JUNE 30, 2001
                                                         --------------     --------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income/Loss                               $    (160,180)     $      84,739
Net Realized Loss                                          (11,305,228)        (8,106,280)
Net Unrealized Appreciation/Depreciation During
   the Period                                                3,506,127        (18,217,878)
                                                         -------------      -------------
Change in Net Assets from Operations                        (7,959,281)       (26,239,419)
                                                         -------------      -------------
Distributions from Net Realized Gain:
Class A Shares                                                     -0-           (653,940)
Class B Shares                                                     -0-           (540,153)
Class C Shares                                                     -0-           (149,019)
                                                         -------------      -------------
Total Distributions                                                -0-         (1,343,112)
                                                         -------------      -------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES         (7,959,281)       (27,582,531)
                                                         -------------      -------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                  359,206,221        342,283,026
Net Asset Value of Shares Issued Through Dividend
   Reinvestment                                                    -0-          1,205,599
Cost of Shares Repurchased                                (391,650,719)      (318,905,183)
                                                         -------------      -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONs         (32,444,498)        24,583,442
                                                         -------------      -------------
TOTAL DECREASE IN NET ASSETS                               (40,403,779)        (2,999,089)
NET ASSETS :
Beginning of the Period                                    130,507,759        133,506,848
                                                         -------------      -------------
End of the Period (Including accumulated undistributed
   net investment income of $23,693 and
   $(365,199), respectively)                             $  90,103,980      $ 130,507,759
                                                         =============      =============

                       SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

CLASS A SHARES                                      YEAR ENDED JUNE 30,
                                      ------------------------------------------------
                                      2002(a)    2001(a)    2000(a)   1999(a)  1998(a)
                                      ------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                       $12.34     $ 15.58    $13.57    $14.85   $13.91
                                      ------     -------    ------    ------   ------
  Net Investment Income                 0.02        0.07      0.04      0.05     0.17
  Net Realized and Unrealized
    Gain/Loss                          (1.25)      (3.16)     1.97     (0.91)    0.96
                                      ------     -------    ------    ------   ------
Total from Investment Operations       (1.23)      (3.09)     2.01     (0.86)    1.13
                                      ------     -------    ------    ------   ------
Less:
  Distributions from
    Net Investment Income                -0-         -0-       -0-     (0.26)   (0.18)
  Distributions from
    Net Realized Gain                    -0-       (0.15)      -0-     (0.16)   (0.01)
                                      ------     -------    ------    ------   ------
Total Distributions                      -0-       (0.15)      -0-     (0.42)   (0.19)
                                      ------     -------    ------    ------   ------
NET ASSET VALUE, END OF THE
  PERIOD                              $11.11     $ 12.34    $15.58    $13.57   $14.85
                                      ======     =======    ======    ======   ======
Total Return* (b)                      -9.89%     -20.00%    14.81%    -5.54%    8.32%
Net Assets at End of the Period
  (In millions)                       $ 51.8     $  77.1    $ 62.7    $ 45.6   $ 66.8
Ratio of Expenses to Average
  Net Assets*                           1.65%       1.60%     1.65%     1.65%    1.65%
Ratio of Net Investment
  Income to Average
  Net Assets*                           0.18%       0.47%     0.26%     0.37%    1.19%
Portfolio Turnover                        62%         41%       66%       70%      35%

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets                            1.75%    N/A         1.68%     1.71%    1.82%
Ratio of Net Investment Income
  to Average Net Assets                 0.08%    N/A         0.23%     0.33%    1.02%

(a) NET INVESTMENT INCOME PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

N/A  NOT APPLICABLE

                       SEE NOTES TO FINANCIAL STATEMENTS

      CLASS B SHARES                                YEAR ENDED JUNE 30,
                                      -----------------------------------------------------
                                      2002(a)     2001(a)     2000(a)    1999(a)    1998(a)
                                      -----------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                       $ 12.12     $ 15.35     $13.47     $14.72     $13.84
                                      -------     -------     ------     ------     ------
  Net Investment Income/Loss            (0.06)      (0.05)     (0.08)     (0.04)      0.05
  Net Realized and Unrealized
    Gain/Loss                           (1.19)      (3.03)      1.96      (0.90)      0.97
                                      -------     -------     ------     ------     ------
Total from Investment Operations        (1.25)      (3.08)      1.88      (0.94)      1.02
                                      -------     -------     ------     ------     ------
Less:
  Distributions from
    Net Investment Income                 -0-         -0-        -0-      (0.15)     (0.13)
  Distributions from
    Net Realized Gain                     -0-       (0.15)       -0-      (0.16)     (0.01)
                                      -------     -------     ------     ------     ------
Total Distributions                       -0-       (0.15)       -0-      (0.31)     (0.14)
                                      -------     -------     ------     ------     ------
NET ASSET VALUE, END OF THE
  PERIOD                              $ 10.87     $ 12.12     $15.35     $13.47     $14.72
                                      =======     =======     ======     ======     ======
Total Return* (b)                      -10.24%     -20.28%     14.12%     -6.28%      7.55%
Net Assets at End of the Period
  (In millions)                       $  30.2     $  40.3     $ 55.6     $ 48.1     $ 51.5
Ratio of Expenses to Average
  Net Assets*                            2.40%       2.35%      2.40%      2.40%      2.40%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets*                           (0.57)%     (0.34)%    (0.55)%    (0.33)%     0.40%
Portfolio Turnover                         62%         41%        66%        70%        35%

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets                            2.50%    N/A         2.43%     2.46%    2.57%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets                           (0.67)%   N/A        (0.58)%   (0.37)%   0.23%

(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

N/A  NOT APPLICABLE

                       SEE NOTES TO FINANCIAL STATEMENTS

     CLASS C SHARES                                  YEAR ENDED JUNE 30,
                                      -----------------------------------------------
                                      2002(a)    2001(a)   2000(a)   1999(a)  1998(a)
                                      -----------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                       $ 12.18     $ 15.43    $ 13.52    $ 14.78   $ 13.83
                                      -------     -------    -------    -------   -------
  Net Investment Income/Loss            (0.07)      (0.05)     (0.09)     (0.03)     0.05
  Net Realized and Unrealized
    Gain/Loss                           (1.19)      (3.05)      2.00      (0.92)     0.99
                                      -------     -------    -------    -------   -------
Total from Investment Operations        (1.26)      (3.10)      1.91      (0.95)     1.04
                                      -------     -------    -------    -------   -------
Less:
  Distributions from
    Net Investment Income                 -0-         -0-        -0-      (0.15)    (0.08)
  Distributions from
    Net Realized Gain                     -0-       (0.15)       -0-      (0.16)    (0.01)
                                      -------     -------    -------    -------   -------
Total Distributions                       -0-       (0.15)       -0-      (0.31)    (0.09)
                                      -------     -------    -------    -------   -------
NET ASSET VALUE, END OF THE
  PERIOD                              $ 10.92     $ 12.18    $ 15.43    $ 13.52   $ 14.78
                                      =======     =======    =======    =======   =======
Total Return* (b)                      -10.27%     -20.26%     14.13%     -6.25%     7.55%
Net Assets at End of the Period
  (In millions)                       $   8.1     $  13.1    $  15.2    $  14.2   $  15.5
Ratio of Expenses to Average
  Net Assets*                            2.40%       2.35%      2.40%      2.40%     2.40%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets*                           (0.59)%     (0.35)%    (0.58)%    (0.26)%    0.36%
Portfolio Turnover                         62%         41%        66%        70%       35%

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets                            2.50%    N/A         2.43%     2.46%    2.56%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets                           (0.69)%   N/A        (0.61)%   (0.30)%   0.20%

(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

N/A  NOT APPLICABLE

                       SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

The Van Kampen International Magnum Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek long-term capital appreciation by investing primarily in a portfolio of equity securities of non-U.S. issuers in accordance with the Morgan Stanley Capital International EAFE Index country weightings determined by the Fund's investment adviser. The Fund commenced operations on July 1, 1996.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by Van Kampen Investment Advisory Corp. (the "Adviser") in accordance with procedures established by the Fund's Board of Directors. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by the Adviser, or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank, as custodian for the Fund, takes possession of the underlying securities, which have a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $12,886,360, which will expire between June 30, 2009 and June 30, 2010.

     At June 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes             $ 87,862,699
                                                 ============
Gross tax unrealized appreciation                $  6,521,810
Gross tax unrealized depreciation                  (8,213,931)
                                                 ------------
Net tax unrealized depreciation on investments   $ (1,692,121)
                                                 ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income, as necessary and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.



The tax character of distributions paid during 2002 and 2001 was as follows:

                                                  2002       2001
Distributions paid from:
 Long-term capital gain                          $ -0-    $1,343,112
                                                 =======  ==========

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified in the Statement of Assets and Liabilities. A permanent book and tax difference related to the sale of Passive Foreign Investment Company securities totaling $760 was reclassified from accumulated net realized loss to accumulated undistributed net investment income. A permanent book and tax difference related to net realized gains on foreign currency transactions totaling $548,312 has been reclassified from accumulated net realized loss to accumulated undistributed net investment income.

     As of June 30, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income               $221,017
                                            ========

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.

F. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS

The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

     Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                % PER ANNUM
First $500 million                         0.80%
Next $500 million                          0.75%
Over $1 billion                            0.70%

     The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

     For the year ended June 30, 2002, the Adviser voluntarily waived $86,158 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

     For the year ended June 30, 2002, the Fund recognized expenses of approximately $2,900, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2002, the Fund recognized expenses of approximately $15,900, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.

     The Adviser also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses.

Under an agreement between the Adviser and JPMorgan Chase Bank (formerly The Chase Manhattan Bank) ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JPMorgan provides certain administrative and accounting services to the Fund. JPMorgan is compensated for such services by the Adviser.

     Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2002, the Fund recognized expenses of approximately $40,700 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive market benchmarks.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $27,643 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

     For the year ended June 30, 2002, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $70.

3. CAPITAL TRANSACTIONS

At June 30, 2002, capital aggregated $59,990,526, $38,767,960 and $9,215,498 for
Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                         SHARES          VALUE
Sales:
 Class A               30,441,282    $ 344,266,540
 Class B                  309,882        3,476,870
 Class C                  994,874       11,462,811
                      -----------    -------------
Total Sales            31,746,038    $ 359,206,221
                      ===========    =============
Repurchases:
 Class A              (32,036,288)   $(366,986,920)
 Class B                 (852,774)      (9,289,081)
 Class C               (1,325,249)     (15,374,718)
                      -----------    -------------
Total Repurchases     (34,214,311)   $(391,650,719)
                      ===========    =============

     At June 30, 2001, capital aggregated $82,710,906, $44,580,171 and
$13,127,405 for Classes A, B, and C, respectively. For the year ended June 30, 2001, transactions were as follows:

                                   SHARES          VALUE
Sales:
 Class A                         24,278,281    $ 315,058,316
 Class B                            635,691        8,788,042
 Class C                          1,413,994       18,436,668
                                -----------    -------------
Total Sales                      26,327,966    $ 342,283,026
                                ===========    =============
Dividend Reinvestment:
 Class A                             43,526    $     599,350
 Class B                             34,877          471,888
 Class C                              9,879          134,361
                                -----------    -------------
Total Dividend Reinvestment          88,282    $   1,205,599
                                ===========    =============
Repurchases:
 Class A                        (22,092,415)   $(288,332,330)
 Class B                           (965,256)     (12,873,169)
 Class C                         (1,339,687)     (17,699,684)
                                -----------    =============
Total Repurchases               (24,397,358)   $(318,905,183)


     Class B Shares and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the years ended June 30, 2002 and June 30, 2001, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                           CONTINGENT DEFERRED SALES
                                       CHARGE AS A PERCENTAGE OF DOLLAR
                                           AMOUNT SUBJECT TO CHARGE

YEAR OF REDEMPTION                           CLASS B       CLASS C
    First                                     5.00%         1.00%
    Second                                    4.00%         None
    Third                                     3.00%         None
    Fourth                                    2.50%         None
    Fifth                                     1.50%         None
    Thereafter                                None          None

     For the year ended June 30, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $27,100 and CDSC on redeemed shares of Classes B and C of approximately $126,800. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

For the year ended June 30, 2002, the Fund made purchases of $52,375,283 and sales of $68,595,416 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended June 30, 2002, are payments retained by Van Kampen of approximately $273,500 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $63,500.

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the portfolio's foreign currency exposure or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

     Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FORWARD FOREIGN CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

     At June 30, 2002, the Fund has outstanding forward foreign currency contracts as follows:

                                                     CURRENT                UNREALIZED
FORWARD FOREIGN CURRENCY CONTRACTS                    VALUE                APPRECIATION
LONG CONTRACTS:
Euro, 1,049,000 expiring 9/12/02                    $1,037,024               $52,013
                                                    ==========               =======

B. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in foreign futures and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the Investment Company Act of 1940, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the year the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

     Transactions in futures contracts for the year ended June 30, 2002, were as follows:

                                        CONTRACTS
Outstanding at June 30, 2001                 86
Futures Opened                            1,198
Futures Closed                           (1,250)
                                         ------
Outstanding at June 30, 2002                 34
                                         ======

     The futures contracts outstanding as of June 30, 2002, and the descriptions and the unrealized appreciation/depreciation are as follows:

                                                                       UNREALIZED
              LONG CONTRACTS:                             CONTRACTS   APPRECIATION
DJ Euro Index - September 2002
   (Current notional value $3,157 per contract)              32         $26,033
Hang Seng Index - July 2002
   (Current notional value $10,610 per contract)              2           2,250
                                                            ---         -------
                                                             34         $28,283
                                                            ===         =======

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Van Kampen Latin American Fund

    We have audited the accompanying statement of assets and liabilities of Van Kampen Latin American Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to June 30, 2000 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Latin American Fund as of June 30, 2002, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 12, 2002

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.


                                                                                    MARKET
         DESCRIPTION                                           SHARES               VALUE
COMMON STOCKS 78.5%
BRAZIL  20.3%
Banco Bradesco S.A. ADR                                           1,992           $   39,342
Brasil Telecom S.A.                                             535,072                1,785
CEMIG ADR                                                         8,437               94,832
Cia Siderurgica Nacional                                     22,556,300              360,260
Cia Siderurgica Nacional ADR                                      1,600               25,344
Cia Vale do Rio Doce ADR (a)                                      8,690              240,452
Companhia de Bebidas das Americas ADR                            84,686            1,316,021
CVRD (c)                                                         31,977                  -0-
CVRD ADR                                                         12,424              322,403
Eletrobras S.A.                                               6,955,013               72,574
Empresa Brasileira de Aeronautica S.A. ADR                       22,231              475,744
Gerdau S.A. ADR                                                   1,900               19,855
Lojas Arupau S.A. GDR (a,c)                                      10,410                  -0-
Petrobras S.A.                                                   32,321              613,726
Petrobras S.A. ADR                                               49,158              855,349
Petroleo Brasileiro ADR                                          59,704            1,126,018
Tele Centro S.A. ADR                                             42,800              189,604
Tele Norte Leste ADR                                              7,092               70,565
Votorantim Celulose e Papel S.A. ADR                              5,840              110,376
                                                                                  ----------
                                                                                   5,934,250
                                                                                  ==========
CHILE  5.1%
Banco de Chile                                                   15,648              255,062
Banco Santander Chile ADR                                         5,999               77,987
Banco Santiago S.A. ADR                                           7,050              122,318
CCU ADR                                                          15,386              236,175
Cia Telecom ADR                                                  47,470              581,508
D&S ADR                                                           9,780              116,284
Enersis S.A. ADR (a)                                             16,960               98,198
                                                                                  ----------
                                                                                   1,487,532
                                                                                  ==========
LUXEMBOURG  0.6%
Quilmes Industrial S.A. ADR                                      19,697              192,637
                                                                                  ----------
MEXICO  50.7%
America Movil S.A. de C.V.                                      107,504            1,440,554
America Telecom S.A. de C.V., Class A1 (a)                       82,468               48,880
Carso Global Telecom, Class A1 (a)                               82,468               89,061
Cemex CPO                                                       238,905            1,264,828
Cemex CPO ADR                                                        10                  264


                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                                    MARKET
                  DESCRIPTION                                  SHARES               VALUE
MEXICO (CONTINUED)
Coca-Cola Femsa S.A. ADR                                         12,400          $   297,600
FEMSA                                                           133,362              521,972
FEMSA ADR                                                        30,391            1,191,935
Grupo Aeroportuario de Sureste S.A. de C.V. ADR                     300                3,870
Grupo Aeroportuario de Sureste S.A. de C.V., Class B (a)        221,500              290,389
Grupo Carso S.A., Class A1 (a)                                   11,925               35,868
Grupo Financiero Bancomer S.A. de C.V., Class O (a)           1,994,100            1,628,671
Grupo Televisa S.A. GDR (a)                                      26,380              986,084
Kimberly-Clark de Mexico S.A., Class A                          213,775              570,187
Nueva Grupo Mexico S.A.                                          44,420               63,813
Panamerican Beverages, Inc., Class A                             18,750              267,187
TAMSA ADR                                                        31,622              290,922
Telmex ADR                                                      128,262            4,114,645
Wal-Mart de Mexico S.A. de C.V., Class C                        380,037              877,348
Wal-Mart de Mexico S.A. de C.V., Class V                        315,266              855,456
                                                                                 -----------
                                                                                  14,839,534
                                                                                 ===========
VENEZUELA  1.8%
CANTV ADR                                                        37,146              528,588
                                                                                 ===========
TOTAL COMMON STOCKS  78.5%
      (Cost $21,770,115)                                                          22,982,541

PREFERRED STOCKS  17.3%
BRAZIL  17.3%
Banco Bradesco S.A.                                         146,905,889              586,059
Banco Itau S.A.                                              17,687,210              998,142
Banco Nacional S.A., 144A-Private Placement (a,b,c)           8,115,000                  -0-
Brasil Telecom Participacoes S.A.                             6,981,829               28,002
Celular CRT                                                     886,748              129,013
CEMIG                                                        25,949,832              293,162
Companhia de Bebidas das Americas                             1,430,000              224,750
Copel, Class B                                               40,322,450              165,297
CVRD                                                             34,559              895,406
Eletrobras ADR                                                   22,645              106,853
Eletrobras, Class B                                           4,778,200               45,620
Gerdau S.A.                                                  31,533,134              331,392
Itausa S.A.                                                     345,153              231,531
Lojas Arapua S.A., 144A-Private Placement (a,b,c)            19,195,300                  -0-
Petroleo Brasileiro S.A.                                         20,897              365,651
Tele Centro Sul                                               6,623,454               37,143
Tele Norte Leste                                             52,007,727              525,523
Votorantim Celulose e Papel S.A.                              2,346,000               87,345
                                                                                 -----------
  (Cost $5,520,443)                                                                5,050,889
                                                                                 ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                                  MARKET
                      DESCRIPTION                                                 VALUE
TOTAL LONG-TERM INVESTMENTS  95.8%
     (Cost $27,290,558)                                                        $28,033,430
                                                                               -----------
SHORT-TERM INVESTMENT  2.5%
REPURCHASE AGREEMENT  2.5%
J.P. Morgan Securities Inc. ($733,000 par collateralized by
     U.S. Government obligations in a pooled cash account,
     dated 06/28/02, to be sold on 07/01/02 at $733,107)
     (Cost $733,000)                                                               733,000
                                                                               -----------
TOTAL INVESTMENTS  98.3%
     (Cost $28,023,558)                                                         28,766,430
FOREIGN CURRENCY  0.1%
     (Cost $40,991)                                                                 41,493
OTHER ASSETS IN EXCESS OF LIABILITIES  1.6%                                        457,514
                                                                               -----------
NET ASSETS  100%                                                               $29,265,437
                                                                               ===========


(A) NON-INCOME PRODUCING SECURITY AS THIS STOCK CURRENTLY DOES NOT DECLARE DIVIDENDS.

(B) 144A SECURITIES ARE THOSE WHICH ARE EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES MAY ONLY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, WHICH ARE NORMALLY THOSE TRANSACTIONS WITH QUALIFIED INSTITUTIONAL BUYERS.

(C)  SECURITY VALUED AT FAIR VALUE - SEE NOTE 1-A TO FINANCIAL STATEMENTS.

ADR        AMERICAN DEPOSITARY RECEIPT
CPO        CERTIFICATE OF PARTICIPATION
GDR        GLOBAL DEPOSITARY RECEIPT

          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION(+)

                                             MARKET             PERCENT OF
         INDUSTRY                            VALUE              NET ASSETS
Telecommunication Services                $  7,784,871             26.6%
Consumer Staples                             4,364,562             14.9
Materials                                    4,291,926             14.7
Financials                                   3,707,581             12.7
Energy                                       3,251,666             11.1
Consumer Discretionary                       2,718,888              9.3
Industrials                                  1,037,401              3.5
Utilities                                      876,535              3.0
                                          ------------             ----
                                          $ 28,033,430             95.8%
                                          ============             ====

----------
(+) CLASSIFIED BY SECTORS WHICH REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES.

                       SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002

ASSETS:
Total Investments (Cost $28,023,558)                                           $ 28,766,430
Foreign Currency (Cost $40,991)                                                      41,493
Cash                                                                                 17,442
Receivables:
   Investments Sold                                                                 687,166
   Dividends                                                                        138,482
   Fund Shares Sold                                                                   6,404
   Interest                                                                             107
Other                                                                                27,119
                                                                               ------------
      Total Assets                                                               29,684,643
                                                                               ============
LIABILITIES:
Payables:
   Investments Purchased                                                            143,463
   Fund Shares Repurchased                                                           71,470
   Investment Advisory Fee                                                           37,683
   Distributor and Affiliates                                                        33,312
   Administrative Fee                                                                 6,836
   Directors' Fee                                                                     1,493
Accrued Expenses                                                                     85,496
Directors' Deferred Compensation and Retirement Plans                                39,453
                                                                               ------------
      Total Liabilities                                                             419,206
                                                                               ============
NET ASSETS                                                                     $ 29,265,437

NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 2,625,000,000 shares authorized)    $ 62,935,290
Net Unrealized Appreciation on Investments
   and Foreign Currency Translations                                                730,611
Accumulated Undistributed Net Investment Income                                    (107,988)
Accumulated Net Realized Loss                                                   (34,292,476)
                                                                               ------------
NET ASSETS                                                                     $ 29,265,437
                                                                               ============
MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares:
      Net asset value and redemption price per share (Based on net assets of
$14,827,745 and 1,452,000 shares of beneficial interest issued
and outstanding)                                                               $      10.21
      Maximum sales charge (5.75%(*) of offering price)                                0.62
                                                                               ------------
      Maximum offering price to public                                         $      10.83
                                                                               ============
   Class B Shares:
      Net asset value and offering price per share (Based on net assets of
$9,820,042 and 1,006,646 shares of beneficial interest issued
and outstanding)                                                               $       9.76
                                                                               ============
   Class C Shares:
      Net asset value and offering price per share (Based on net assets of
$4,617,650 and 473,418 shares of beneficial interest issued and outstanding)   $       9.75
                                                                               ============

----------
* ON SALES OF $50,000 OR MORE, SALES CHARGE WILL BE REDUCED

                       SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2002

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $4,580)                    $ 1,121,932
Interest                                                                       23,546
                                                                          -----------
     Total Income                                                           1,145,478
                                                                          ===========
EXPENSES:
Investment Advisory Fee                                                       459,638
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
   of $47,217, $119,920 and $58,653, respectively)                            225,790
Administrative Fee                                                             93,390
Shareholder Reports                                                            91,947
Custody                                                                        72,328
Country Tax                                                                    33,447
Shareholder Services                                                           26,886
Legal                                                                          15,353
Directors' Fees and Related Expenses                                           13,268
Other                                                                          71,497
                                                                          -----------
     Total Expenses                                                         1,103,544
     Investment Advisory Fee Reduction                                       (164,170)
                                                                          -----------
     Net Expenses                                                             939,374
                                                                          -----------
NET INVESTMENT INCOME                                                     $   206,104
                                                                          ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
     Investments                                                          $(3,915,455)
                                                                          -----------
     Foreign Currency Transactions                                           (401,641)
                                                                          -----------
Net Realized Loss                                                          (4,317,096)
                                                                          -----------
Unrealized Appreciation/Depreciation:
   Beginning of the Period                                                  4,745,021
   End of the Period:
     Investments                                                              742,872
     Foreign Currency Translations                                            (12,261)
                                                                          -----------
                                                                              730,611
                                                                          -----------
Net Unrealized Depreciation During the Period                              (4,014,410)
                                                                          -----------
NET REALIZED AND UNREALIZED LOSS                                          $(8,331,506)
                                                                          ===========
NET DECREASE IN NET ASSETS FROM OPERATIONS                                $(8,125,402)
                                                                          ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                            YEAR ENDED      YEAR ENDED
                                                           JUNE 30, 2002   JUNE 30, 2001
                                                          --------------  --------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income                                    $    206,104    $    298,510
Net Realized Loss                                          (4,317,096)     (9,130,107)
Net Unrealized Appreciation/Depreciation During
   the Period                                              (4,014,410)        833,397
                                                         ------------    ------------
Change in Net Assets from Operations                       (8,125,402)     (7,998,200)
                                                         ------------    ------------
Distributions from Net Investment Income:
Class A Shares                                               (160,984)            -0-
Class B Shares                                                (22,312)            -0-
Class C Shares                                                (10,984)            -0-
                                                         ------------    ------------
Total Distributions                                          (194,280)            -0-
                                                         ------------    ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES        (8,319,682)     (7,998,200)
                                                         ------------    ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                  12,968,463      27,483,634
Net Asset Value of Shares Issued Through
   Dividend Reinvestment                                      169,057             -0-
Cost of Shares Repurchased                                (23,846,853)    (40,123,085)
                                                         ------------    ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS        (10,709,333)    (12,639,451)
                                                         ------------    ------------
TOTAL DECREASE IN NET ASSETS                              (19,029,015)    (20,637,651)
NET ASSETS:
Beginning of the Period                                    48,294,452      68,932,103
                                                         ------------    ------------
End of the Period (Including accumulated undistributed
   net investment income of $(107,988) and
   $154,633, respectively)                               $ 29,265,437    $ 48,294,452
                                                         ============    ============


                       SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

        CLASS A SHARES                                       YEAR ENDED JUNE 30,
                                           2002(a)     2001(a)    2000(a)    1999(a)     1998(a)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF THE PERIOD               $ 12.70     $ 14.24     $ 11.54    $ 11.42     $ 17.39
   Net Investment Income/Loss               0.10        0.11        0.04       0.09       (0.01)
   Net Realized and Unrealized
     Gain/Loss                             (2.49)      (1.65)       2.66       0.19       (2.73)
                                         -------     -------     -------    -------     -------
Total from Investment Operations           (2.39)      (1.54)       2.70       0.28       (2.74)
                                         -------     -------     -------    -------     -------
Less:
   Distributions from
     Net Investment Income                 (0.10)        -0-         -0-      (0.11)        -0-
   Distributions from
     Net Realized Gain                       -0-         -0-         -0-      (0.05)      (3.23)
                                         -------     -------     -------    -------     -------
Total Distributions                        (0.10)        -0-         -0-      (0.16)      (3.23)
                                         -------     -------     -------    -------     -------
NET ASSET VALUE, END OF THE
   PERIOD                                $ 10.21     $ 12.70     $ 14.24    $ 11.54     $ 11.42
                                         =======     =======     =======    =======     =======
Total Return* (b)                         -18.94%     -10.74%      23.29%      3.00%     -17.37%
Net Assets at End of the Period
   (In millions)                         $  14.8     $  26.5     $  38.5    $  34.1     $  44.4
Ratio of Expenses to Average
   Net Assets*                              2.19%       2.18%       2.17%      2.20%       2.25%
Ratio of Net Investment
   Income/Loss to Average
   Net Assets*                              0.92%       0.84%       0.31%      0.98%      (0.09)%
Portfolio Turnover                            48%         61%         78%       163%        249%

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
   Net Assets                               2.63%       2.20%       2.38%      2.44%       2.41%
Ratio of Net Investment
   Income/Loss to Average
   Net Assets                               0.48%       0.82%       0.10%      0.74%      (0.24)%
Ratio of Expenses to Average
   Net Assets Excluding Country
   Tax Expense and Interest
   Expense                                  2.10%       2.10%       2.10%      2.10%       2.10%

(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                        SEE NOTES TO FINANCIAL STATEMENTS

         CLASS B SHARES                                       YEAR ENDED JUNE 30,
                                           2002(a)     2001(a)     2000(a)     1999(a)     1998(a)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF THE PERIOD                 $ 12.12     $ 13.70     $ 11.19     $ 11.03     $ 16.99
                                           -------     -------     -------     -------     -------
   Net Investment Income/Loss                 0.02        0.01       (0.06)       0.02       (0.08)
   Net Realized and Unrealized
     Gain/Loss                               (2.36)      (1.59)       2.57        0.22       (2.65)
                                           -------     -------     -------     -------     -------
Total from Investment Operations             (2.34)      (1.58)       2.51        0.24       (2.73)
                                           -------     -------     -------     -------     -------
Less:
   Distributions from
     Net Investment Income                   (0.02)        -0-         -0-       (0.03)        -0-
   Distributions from
     Net Realized Gain                         -0-         -0-         -0-       (0.05)      (3.23)
                                           -------     -------     -------     -------     -------
Total Distributions                          (0.02)        -0-         -0-       (0.08)      (3.23)
                                           -------     -------     -------     -------     -------
NET ASSET VALUE, END OF THE
   PERIOD                                  $  9.76     $ 12.12     $ 13.70     $ 11.19     $ 11.03
                                           =======     =======     =======     =======     =======
Total Return* (b)                           -19.53%     -11.39%      22.32%       2.47%     -17.82%
Net Assets at End of the Period
   (In millions)                           $   9.8     $  14.5     $  19.6     $  18.6     $  24.2
Ratio of Expenses to Average
   Net Assets*                                2.94%       2.93%       2.92%       2.96%       2.99%
Ratio of Net Investment
   Income/Loss to Average
   Net Assets*                                0.19%       0.09%      (0.47)%      0.20%      (0.58)%
Portfolio Turnover                              48%         61%         78%        163%        249%

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
   Net Assets                                 3.40%       2.95%       3.13%       3.20%       3.16%
Ratio of Net Investment
   Income/Loss to Average
   Net Assets                                (0.27)%      0.07%      (0.68)%     (0.04)%     (0.73)%
Ratio of Expenses to Average
   Net Assets Excluding Country
   Tax Expense and Interest
   Expense                                    2.85%       2.85%       2.85%       2.85%       2.85%

(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                        SEE NOTES TO FINANCIAL STATEMENTS


             CLASS C SHARES                                  YEAR ENDED JUNE 30,
                                           2002(a)     2001(a)     2000(a)     1999(a)     1998(a)
---------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF THE PERIOD                 $ 12.11     $ 13.69     $ 11.18     $ 11.04     $ 17.01
                                           -------     -------     -------     -------     -------
   Net Investment Income/Loss                 0.02        0.01       (0.06)       0.02       (0.11)
   Net Realized and Unrealized
     Gain/Loss                               (2.36)      (1.59)       2.57        0.20       (2.63)
                                           -------     -------     -------     -------     -------
Total from Investment Operations             (2.34)      (1.58)       2.51        0.22       (2.74)
                                           -------     -------     -------     -------     -------
Less:
   Distributions from
     Net Investment Income                   (0.02)        -0-         -0-       (0.03)        -0-
   Distributions from
     Net Realized Gain                         -0-         -0-         -0-       (0.05)      (3.23)
                                           -------     -------     -------     -------     -------
Total Distributions                          (0.02)        -0-         -0-       (0.08)      (3.23)
                                           -------     -------     -------     -------     -------
NET ASSET VALUE, END OF THE
   PERIOD                                  $  9.75     $ 12.11     $ 13.69     $ 11.18     $ 11.04
                                           =======     =======     =======     ======= `   =======
Total Return* (b)                           -19.47%     -11.40%      22.34%       2.28%     -17.86%
Net Assets at End of the Period
   (In millions)                           $   4.6     $   7.2     $  10.8     $  10.4     $  14.6
Ratio of Expenses to Average
   Net Assets*                                2.94%       2.93%       2.92%       2.96%       3.00%
Ratio of Net Investment
   Income/Loss to Average
   Net Assets*                                0.19%       0.05%      (0.47)%      0.23%      (0.77)%
Portfolio Turnover                              48%         61%         78%        163%        249%

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
   Net Assets                                 3.40%       2.95%       3.13%       3.20%       3.16%
Ratio of Net Investment
   Income/Loss to Average
   Net Assets                                (0.27)%      0.03%      (0.68)%     (0.01)%     (0.93)%
Ratio of Expenses to Average
   Net Assets Excluding Country
   Tax Expense and Interest
   Expense                                    2.85%       2.85%       2.85%       2.85%       2.85%

(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                        SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002

1.   SIGNIFICANT ACCOUNTING POLICIES

The Van Kampen Latin American Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek long-term capital appreciation by investing primarily in equity securities of Latin American issuers and investing in debt securities issued or guaranteed by Latin American governments or governmental entities. Under normal market conditions, the Fund invests primarily in equity securities. The Fund commenced operations on July 6, 1994. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the year. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by Van Kampen Investment Advisory Corp. (the "Adviser") in accordance with procedures established by the Fund's Board of Directors. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest inde-pendently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by the Adviser, or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank, as custodian for the Fund, takes possession of the underlying securities, which have a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

    The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $27,204,237, which will expire between June 30, 2007 and June 30, 2010.

     At June 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes                   $30,769,561
                                                       ===========
Gross tax unrealized appreciation                      $ 2,053,642
Gross tax unrealized depreciation                       (4,056,773)
                                                       -----------
Net tax unrealized depreciation on investments         $(2,003,131)
                                                       ===========

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

    The tax character of distributions paid during 2002 and 2001 was as follows:

                                                   2002             2001
Distributions paid from
   Ordinary Income                               $194,280           $-0-
                                                 ========           ====

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified in the Statement of Assets and Liabilities. A permanent book and tax difference related to a current year net operating loss totaling $124,309 was reclassified from accumulated undistributed net investment income to capital. A permanent book and tax difference related to net realized losses on foreign currency transactions totaling $401,641 has been reclassified from accumulated net realized loss to accumulated undistributed net investment income. A permanent book and tax difference related to nondeductible excise taxes paid totaling $2,887 was reclassified from accumulated undistributed net investment income to capital.

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.

F. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

     Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                  % PER ANNUM
First $500 million                                           1.25%
Next $500 million                                            1.20%
Over $1 billion                                              1.15%

     The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser", a wholly owned subsidiary of Morgan Stanley), to provide advisory services to the Fund and the Adviser with respects to the Fund's investments.

     For the year ended June 30, 2002, the Adviser voluntarily waived $164,170 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

     For the year ended June 30, 2002, the Fund recognized expenses of approximately $1,100, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2002, the Fund recognized expenses of approximately $14,200, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.

     The Adviser also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank (formerly The Chase Manhattan Bank) ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JPMorgan provides certain administrative and accounting services to the Fund. JPMorgan is compensated for such services by the Adviser.

     Van Kampen Investor Services, Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2002, the Fund recognized expenses of approximately $26,900 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive market benchmarks.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $26,434 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

     For the year ended June 30, 2002, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $1,925.

3. CAPITAL TRANSACTIONS

At June 30, 2002, capital aggregated $31,142,060, $21,442,037 and $10,351,193 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                                                    SHARES          VALUE
Sale:
  Class A                                          1,077,767     $ 12,024,295
  Class B                                             43,821          492,101
  Class C                                             41,423          452,067
                                                  ----------     ------------
Total Sales                                        1,163,011     $ 12,968,463
                                                  ==========     ============
Dividend Reinvestment:
  Class A                                             12,691     $    140,105
  Class B                                              1,892           20,053
  Class C                                                839            8,899
                                                  ----------     ------------
Total Dividend Reinvestment                           15,422     $    169,057
                                                  ==========     ============
Repurchases:
  Class A                                         (1,728,371)    $(19,514,175)
  Class B                                           (236,629)      (2,520,835)
  Class C                                           (166,301)      (1,811,843)
                                                  ----------     ------------
Total Repurchases                                 (2,131,301)    $(23,846,853)
                                                  ==========     ============


    At June 30, 2001, capital aggregated $38,557,211, $23,492,244 and
$11,722,364 for Classes A, B, and C, respectively. For the year ended June 30, 2001, transactions were as follows:

                                                    SHARES          VALUE
Sales:
  Class A                                          1,935,090     $ 25,412,274
  Class B                                            105,222        1,328,015
  Class C                                             59,180          743,345
                                                  ----------    -------------
Total Sales                                        2,099,492     $ 27,483,634
                                                  ==========    =============
Repurchases:
  Class A                                         (2,550,093)    $(32,871,618)
  Class B                                           (341,368)      (4,207,182)
  Class C                                           (248,704)      (3,044,285)
                                                  ----------    -------------
Total Repurchases                                 (3,140,165)    $(40,123,085)
                                                  ==========    =============


    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the years ended June 30, 2002 and June 30, 2001, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                       CONTINGENT DEFERRED SALES
                                                       CHARGE AS A PERCENTAGE OF
                                                    DOLLAR AMOUNT SUBJECT TO CHARGE
                                                   ---------------------------------
YEAR OF REDEMPTION                                     CLASS B         CLASS C
    First                                               5.00%            1.00%
    Second                                              4.00%            None
    Third                                               3.00%            None
    Fourth                                              2.50%            None
    Fifth                                               1.50%            None
    Thereafter                                          None             None

     For the year ended June 30, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $1,900 and CDSC on redeemed shares of Classes B and C of approximately $33,400. Sales charges do not represent expenses of the Fund.

4.  INVESTMENT TRANSACTIONS

For the year ended June 30, 2002, the Fund made purchases of $16,916,899 and sales of $27,972,315 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5.  DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended June 30, 2002, are payments retained by Van Kampen of approximately $108,300 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $17,800.

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate, or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the Fund's foreign currency exposure or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

     Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FORWARD FOREIGN CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

At June 30, 2002, the Fund had no outstanding forward foreign currency contracts.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Van Kampen Mid Cap Growth Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Mid Cap Growth Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period ended June 30, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Mid Cap Growth Fund as of June 30, 2002, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 12, 2002

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                           MARKET
             DESCRIPTION                                    SHARES         VALUE
COMMON STOCKS  97.0%
AUTO & TRANSPORTATION  1.0%
AUTO PARTS: ORIGINAL EQUIPMENT  1.0%
ArvinMeritor, Inc.                                          28,500       $  684,000
                                                                         ----------
CONSUMER DISCRETIONARY  31.1%
ADVERTISING AGENCIES  1.5%
Lamar Advertising Co. (a)                                   29,200        1,086,532
                                                                         ----------
CASINOS & GAMBLING  3.0%
GTECH Holdings Corp. (a)                                    48,000        1,225,920
International Game Technology (a)                            9,350          530,145
Park Place Entertainment Corp. (a)                          36,800          377,200
                                                                         ----------
                                                                          2,133,265
                                                                         ----------
CONSUMER ELECTRONICS  0.7%
Electronic Arts, Inc. (a)                                    7,350          485,468
                                                                         ----------
EDUCATION SERVICES  1.2%
Career Education Corp. (a)                                  18,400          828,000
                                                                         ----------
ENTERTAINMENT  1.3%
Regal Entertainment Group (a)                               38,600          900,152
                                                                         ----------
HOUSEHOLD FURNISHINGS  1.1%
Mohawk Industries, Inc. (a)                                 12,205          750,974
                                                                         ----------
RADIO & TV BROADCASTERS  5.0%
Radio One, Inc., Class D (a)                                55,550          826,028
Univision Communications, Inc., Class A (a)                 29,200          916,880
USA Interactive (a)                                         42,300          991,935
Westwood One, Inc. (a)                                      23,750          793,725
                                                                         ----------
                                                                          3,528,568
                                                                         ----------
RESTAURANTS  3.7%
CBRL Group, Inc.                                            27,750          846,930
Jack in the Box, Inc. (a)                                   21,900          696,420
Sonic Corp. (a)                                             12,800          402,048
Wendy's International, Inc.                                 17,800          708,974
                                                                         ----------
                                                                          2,654,372
                                                                         ----------
RETAIL  10.6%
Abercrombie & Fitch Co., Class A (a)                        27,850          671,742
BJ's Wholesale Club, Inc. (a)                               23,250          895,125
Coach, Inc. (a)                                             18,800        1,032,120
Dollar General Corp.                                        51,950          988,608


                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                           MARKET
        DESCRIPTION                                         SHARES         VALUE
RETAIL (CONTINUED)
Dollar Tree Stores, Inc. (a)                                24,500      $   965,545
Limited Brands                                              51,900        1,105,470
Michaels Stores, Inc.                                        6,200          241,800
Ross Stores, Inc.                                            7,600          309,700
Williams-Sonoma, Inc. (a)                                   22,300          683,718
Yum! Brands, Inc. (a)                                       22,500          658,125
                                                                        -----------
                                                                          7,551,953
                                                                        -----------
SERVICES: COMMERCIAL  2.5%
ChoicePoint, Inc. (a)                                       14,300          650,221
Iron Mountain, Inc. (a)                                     23,600          728,060
ServiceMaster Co.                                           30,350          416,402
                                                                        -----------
                                                                          1,794,683
                                                                        -----------
SPECIALTY RETAIL  0.5%
CDW Computer Center, Inc.                                    7,600          355,756
                                                                        -----------
TOTAL CONSUMER DISCRETIONARY                                             22,069,723
                                                                        -----------
CONSUMER STAPLES  3.2%
FOOD & DRUG RETAILING  2.3%
Dreyer's Grand Ice Cream, Inc.                               9,100          624,260
Weight Watchers International, Inc. (a)                     22,350          970,884
                                                                        -----------
                                                                          1,595,144
                                                                        -----------
HOUSEHOLD PRODUCTS  0.2%
Alberto-Culver Co., Class B                                  3,700          176,860
                                                                        -----------
TOBACCO  0.7%
Loews Corp.-Carolina Group                                  17,800          481,490
                                                                        -----------
TOTAL CONSUMER STAPLES                                                    2,253,494
                                                                        -----------
ENERGY  6.4%
MISCELLANEOUS  2.3%
GlobalSantaFe Corp.                                         29,200          798,620
Noble Corp. (a)                                             21,450          827,970
                                                                        -----------
                                                                          1,626,590
                                                                        -----------
OIL-WELL EQUIPMENT & SERVICES  2.3%
BJ Services Co. (a)                                         23,500          796,180
Weatherford International, Inc. (a)                         19,000          820,800
                                                                        -----------
                                                                          1,616,980
                                                                        -----------
OIL-CRUDE PRODUCERS  1.8%
Devon Energy Corp.                                          10,800          532,224
Pioneer Natural Resources Co. (a)                           28,800          750,240
                                                                        -----------
                                                                          1,282,464
                                                                        -----------
TOTAL ENERGY                                                              4,526,034
                                                                        -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                           MARKET
       DESCRIPTION                                          SHARES         VALUE
FINANCIAL SERVICES  15.2%
BANKS  1.2%
Synovus Financial Corp.                                     32,250       $  887,520
                                                                         ----------
FINANCE COMPANIES  2.4%
Capital One Financial Corp.                                 16,450        1,004,273
SLM Holding Corp.                                            7,300          707,370
                                                                         ----------
                                                                          1,711,643
                                                                         ----------
FINANCIAL DATA PROCESSING SERVICES & SYSTEMS  2.6%
Affiliated Computer Services, Inc., Class A (a)             15,100          716,948
DST Systems, Inc.                                            4,100          187,411
SunGard Data Systems, Inc. (a)                              34,500          913,560
                                                                         ----------
                                                                          1,817,919
                                                                         ----------
FINANCIAL MISCELLANEOUS  5.9%
BISYS Group, Inc.                                           22,000          732,600
Everest Re Group Ltd.                                        9,150          511,943
H&R Block, Inc.                                             20,800          959,920
Moody's Corp.                                               24,750        1,231,312
Willis Group Holdings, Ltd. (a)                             23,000          756,930
                                                                         ----------
                                                                          4,192,705
                                                                         ----------
INVESTMENT COMPANIES  1.2%
Affiliated Managers Group, Inc., Class A (a)                14,300          879,450
                                                                         ----------
REAL ESTATE INVESTMENT TRUSTS  0.9%
Starwood Hotels & Resorts Worldwide, Inc.                   18,400          605,176
                                                                         ----------
SAVINGS & LOAN  1.0%
Charter One Financial, Inc.                                 20,500          704,790
                                                                         ----------
TOTAL FINANCIAL SERVICES                                                 10,799,203
                                                                         ----------
HEALTH CARE  17.7%
BIOTECHNOLOGY RESEARCH & PRODUCTION  1.6%
Biogen, Inc. (a)                                             7,000          290,010
Celgene Corp. (a)                                           20,650          315,945
Idec Pharmaceuticals Corp.                                  15,350          544,158
                                                                         ----------
                                                                          1,150,113
                                                                         ----------
DRUGS & PHARMACEUTICALS  4.5%
AmerisourceBergen Corp.                                     13,400        1,018,400
Forest Laboratories, Inc. (a)                               10,000          708,000
Gilead Sciences, Inc. (a)                                   34,950        1,149,156
Medimmune, Inc. (a)                                         12,200          322,080
                                                                         ----------
                                                                          3,197,636
                                                                         ----------
MEDICAL SYSTEMS  1.3%
Varian Medical Systems, Inc. (a)                            22,000          892,100
                                                                         ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                           MARKET
        DESCRIPTION                                         SHARES          VALUE
HEALTH CARE FACILITIES  2.7%
Quest Diagnostics, Inc. (a)                                 10,700      $   920,735
Triad Hospitals, Inc. (a)                                   23,600        1,000,168
                                                                        -----------
                                                                          1,920,903
                                                                        -----------
HEALTH CARE MANAGEMENT SERVICES  0.8%
Caremark Rx, Inc. (a)                                       33,500          552,750
                                                                        -----------
HEALTH CARE SERVICES  2.2%
Anthem, Inc. (a)                                             7,700          519,596
Lincare Holdings, Inc. (a)                                  26,150          844,645
Stericycle, Inc. (a)                                         6,500          230,165
                                                                        -----------
                                                                          1,594,406
                                                                        -----------
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES  2.8%
St. Jude Medical, Inc. (a)                                  11,550          852,967
Zimmer Holdings, Inc. (a)                                   32,500        1,158,950
                                                                        -----------
                                                                          2,011,917
                                                                        -----------
MEDICAL SERVICES  1.3%
Laboratory Corp. Of America Holdings (a)                    19,650          897,023
                                                                        -----------
MISCELLANEOUS HEALTH CARE  0.5%
Alcon, Inc. (a)                                             11,100          380,175
                                                                        -----------
TOTAL HEALTH CARE                                                        12,597,023
                                                                        -----------
INDUSTRIALS  0.0%
AEROSPACE & DEFENSE  0.0%

MTC Technologies, Inc.                                         800           15,200
                                                                        -----------
MATERIALS & PROCESSING  0.8%
CHEMICALS  0.8%
Ecolab, Inc.                                                12,100          559,383
                                                                        -----------
PRODUCER DURABLES  6.1%
AEROSPACE  0.5%
Alliant Techsystems, Inc. (a)                                6,050          385,990
                                                                        -----------
ELECTRICAL EQUIPMENT & COMPONENTS  0.5%
Molex, Inc.                                                  2,100           70,413
RF Micro Devices, Inc. (a)                                  38,400          292,608
                                                                        -----------
                                                                            363,021
                                                                        -----------
HOMEBUILDING  1.7%
Lennar Corp.                                                20,250        1,239,300
                                                                        -----------
MACHINERY: AGRICULTURAL  1.1%
AGCO Corp. (a)                                              39,600          772,200
                                                                        -----------
OFFICE FURNITURE & BUSINESS EQUIPMENT  0.8%
Lexmark International, Inc. (a)                              9,850          535,840
                                                                        -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                          MARKET
             DESCRIPTION                                    SHARES        VALUE
PRODUCTION TECHNOLOGY EQUIPMENT  1.4%
Kla-Tencor Corp. (a)                                         7,050      $   310,129
Lam Research Corp. (a)                                       9,100          163,618
Novellus Systems, Inc. (a)                                   8,550          290,700
Teradyne, Inc. (a)                                           8,700          204,450
                                                                        -----------
                                                                            968,897
                                                                        -----------
TELECOMMUNICATIONS EQUIPMENT  0.1%
Polycom, Inc. (a)                                            7,850           94,122
                                                                        -----------
TOTAL PRODUCER DURABLES                                                   4,359,370
                                                                        -----------
TECHNOLOGY  15.3%
COMMUNICATIONS TECHNOLOGY  0.7%
Brocade Communications Systems, Inc. (a)                    27,100          473,708
                                                                        -----------

COMPUTER SERVICES SOFTWARE & SYSTEMS  8.7%
Adobe Systems, Inc.                                         23,850          679,725
BEA Systems, Inc.                                           30,100          286,251
BMC Software, Inc.                                          13,800          229,080
Business Objects S.A. ADR                                    7,500          210,750
Cadence Design Systems, Inc.                                11,200          180,544
Extreme Networks, Inc. (a)                                  39,300          383,961
Intuit, Inc. (a)                                            12,700          631,444
Mercury Interactive Corp. (a)                               13,450          308,812
PeopleSoft, Inc. (a)                                        18,500          275,280
QLogic Corp. (a)                                             8,050          306,705
Rational Software Corp. (a)                                  8,500           69,785
Retek, Inc. (a)                                             17,500          425,250
Sabre Holdngs Corp. (a)                                     27,200          973,760
Siebel Systems, Inc.                                        15,200          216,144
Symantec Corp. (a)                                           9,350          307,148
TIBCO Software, Inc. (a)                                    49,350          274,386
VERITAS Software Corp. (a)                                  21,850          432,411
                                                                        -----------
                                                                          6,191,436
                                                                        -----------
COMPUTER TECHNOLOGY  0.5%
Network Appliance, Inc. (a)                                 19,600          243,824
Synopsys, Inc.                                               2,700          147,987
                                                                        -----------
                                                                            391,811
                                                                        -----------
ELECTRONICS  0.1%
Skyworks Solutions, Inc.                                    11,653           64,674
                                                                        -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                           MARKET
                      DESCRIPTION                           SHARES         VALUE
SEMI-CONDUCTORS/COMPONENTS  4.4%
Broadcom Corp., Class A (a)                                 25,150      $   441,131
Fairchild Semiconductor International, Inc., Class A (a)    15,200          369,360
Integrated Device Technology, Inc. (a)                      15,100          273,914
International Rectifier Corp. (a)                            5,300          154,495
Intersil Corp., Class A (a)                                  8,550          182,799
Jabil Circuit, Inc. (a)                                     14,400          303,984
Microchip Technology, Inc. (a)                              25,550          700,837
National Semiconductor Corp. (a)                             7,800          227,526
Photon Dynamics, Inc. (a)                                    4,000          120,000
Xilinx, Inc. (a)                                            14,800          331,964
                                                                        -----------
                                                                          3,106,010
                                                                        -----------
ELECTRONICS: TECHNOLOGY  0.9%
Harris Corp.                                                17,400          630,576
                                                                        -----------
TOTAL TECHNOLOGY                                                         10,858,215
                                                                        -----------
UTILITIES  0.2%
TELECOMMUNICATIONS  0.2%
Crown Castle International Corp. (a)                        43,600          171,348
                                                                        -----------
TOTAL LONG-TERM INVESTMENTS  97.0%
    (Cost $68,901,260)                                                   68,892,993
                                                                        -----------
REPURCHASE AGREEMENT  3.6%
J.P. Morgan Securities Inc. ($2,541,000 par collateralized
    by U.S. Government obligations in a pooled cash account,
    dated 06/28/02, to be sold on 07/01/02 at $2,541,371)
    (Cost $2,541,000)                                                     2,541,000
                                                                        -----------
TOTAL INVESTMENTS  100.6%
    (Cost $71,442,260)                                                   71,433,993

LIABILITIES IN EXCESS OF OTHER ASSETS  (0.6)%                              (429,805)
                                                                        -----------
NET ASSETS  100%                                                        $71,004,188
                                                                        ===========


(a) NON-INCOME PRODUCING SECURITY AS THIS STOCK CURRENTLY DOES NOT DECLARE DIVIDENDS.

ADR  AMERICAN DEPOSITARY RECEIPT

                       SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002

ASSETS:
Total Investments (Cost $71,442,260)                                                    $ 71,433,993
Cash                                                                                             240
Receivables:
  Investments Sold                                                                         4,660,948
  Fund Shares Sold                                                                           101,462
  Dividends                                                                                    8,206
  Interest                                                                                       370
Other                                                                                         15,018
                                                                                        ------------
    Total Assets                                                                          76,220,237
                                                                                        ------------
LIABILITIES:
Payables:
  Investments Purchased                                                                    4,643,039
  Fund Shares Repurchased                                                                    340,728
  Distributor and Affiliates                                                                  67,100
  Investment Advisory Fee                                                                     45,287
  Administrative Fee                                                                          16,272
  Directors' Fee                                                                               1,148
Accrued Expenses                                                                              84,195
Directors' Deferred Compensation and Retirement Plans                                         18,280
                                                                                        ------------
    Total Liabilities                                                                      5,216,049
                                                                                        ------------
NET ASSETS                                                                              $ 71,004,188
                                                                                        ============
NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 2,625,000,000 shares authorized)             $142,187,543
Net Unrealized Depreciation                                                                   (8,267)
Accumulated Net Investment Loss                                                              (12,707)
Accumulated Net Realized Loss                                                            (71,162,381)
                                                                                        ------------
NET ASSETS                                                                              $ 71,004,188
                                                                                        ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of $29,344,092 and 4,505,166 shares of beneficial interest issued
    and outstanding)                                                                    $       6.51
    Maximum sales charge (5.75%* of offering price)                                             0.40
                                                                                        ------------
    Maximum offering price to public                                                    $       6.91
                                                                                        ============
  Class B Shares:
    Net asset value and offering price per share (Based on net assets of $30,423,235 and 4,757,194 shares of beneficial interest issued
    and outstanding)                                                                    $       6.40
                                                                                        ============
  Class C Shares:
    Net asset value and offering price per share (Based on net assets of $11,236,861 and 1,759,654 shares of beneficial interest issued
    and outstanding)                                                                    $       6.39
                                                                                        ============

* ON SALES OF $50,000 OR MORE, THE SALES CHARGE WILL BE REDUCED.

                       SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
JUNE 30, 2002

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $535)                   $    185,011
Interest (Net of foreign withholding taxes of $625)                          73,596
                                                                       ------------
    Total Income                                                            258,607
                                                                       ------------
EXPENSES:
Investment Advisory Fee                                                     667,053
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
  of $88,894, $371,002 and $162,826, respectively)                          622,722
Administrative Fee                                                          227,873
Shareholder Reports                                                         116,823
Shareholder Services                                                         49,010
Custody                                                                      39,079
Legal                                                                        17,528
Directors' Fees and Related Expenses                                         12,569
Other                                                                        53,578
                                                                       ------------
    Total Expenses                                                        1,806,235
                                                                       ------------
NET INVESTMENT LOSS                                                    $ (1,547,628)
                                                                       ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss                                                      $(36,267,200)
                                                                       ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period                                                (2,563,390)
  End of the Period                                                          (8,267)
                                                                       ------------
Net Unrealized Appreciation During the Period                             2,555,123
                                                                       ------------
NET REALIZED AND UNREALIZED LOSS                                       $(33,712,077)
                                                                       ============
NET DECREASE IN NET ASSETS FROM OPERATIONS                             $(35,259,705)
                                                                       ============

                       SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                            YEAR ENDED     YEAR ENDED
                                                           JUNE 30, 2002   JUNE 30, 2001
                                                           -------------- --------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss                                        $  (1,547,628) $ (1,934,144)
Net Realized Loss                                            (36,267,200)  (34,756,558)
Net Unrealized Appreciation/Depreciation During the
   Period                                                      2,555,123    (4,678,356)
                                                           -------------  ------------
Change in Net Assets from Operations                         (35,259,705)  (41,369,058)
                                                           -------------  ------------
Distributions from Net Realized Gain:
Class A Shares                                                       -0-      (661,981)
Class B Shares                                                       -0-      (732,074)
Class C Shares                                                       -0-      (364,105)
                                                           -------------  ------------
Total Distributions                                                  -0-    (1,758,160)
                                                           -------------  ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES          (35,259,705)  (43,127,218)
                                                           -------------  ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                     68,276,151    92,268,090
Net Asset Value of Shares Issued Through Dividend
   Reinvestment                                                      -0-     1,526,093
Cost of Shares Repurchased                                   (75,144,695)  (36,480,560)
                                                           -------------  ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS            (6,868,544)   57,313,623
                                                           -------------  ------------
TOTAL INCREASE/DECREASE IN NET ASSETS                        (42,128,249)   14,186,405
Net Assets:
Beginning of the Period                                      113,132,437    98,946,032
                                                           -------------  ------------
End of the Period (Including accumulated net investment
   loss of $(12,707) and $(8,252), respectively)           $  71,004,188  $113,132,437
                                                           =============  ============

                        SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                      OCTOBER 25, 1999
                                                                      (COMMENCEMENT
                                                 YEAR ENDED JUNE 30,   OF INVESTMENT
                                                 -------------------   OPERATIONS) TO
             CLASS A SHARES                      2002(a)    2001(a)   JUNE 30, 2000(a)
                                                 -------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD         $  9.49    $ 13.37        $ 10.00
                                                 -------    -------        -------
  Net Investment Loss                              (0.10)     (0.14)         (0.09)
  Net Realized and Unrealized Gain/Loss            (2.88)     (3.57)          3.46
                                                 -------    -------        -------
Total from Investment Operations                   (2.98)     (3.71)          3.37
                                                 -------    -------        -------
Less Distributions from Net Realized Gain            -0-      (0.17)           -0-
                                                 -------    -------        -------
NET ASSET VALUE, END OF THE PERIOD               $  6.51    $  9.49        $ 13.37
                                                 =======    =======        =======
Total Return (b)                                  -31.30%    -28.03%         33.70%*
Net Assets at End of the Period (In millions)    $  29.3    $  44.7        $  38.4
Ratio of Expenses to Average Net Assets             1.58%      1.58%          1.63%
Ratio of Net Investment Loss to Average
  Net Assets                                       (1.29)%    (1.20)%        (1.04)%
Portfolio Turnover                                   209%       146%           103%*

*    NON-ANNUALIZED

(a)  NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES
     OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                     OCTOBER 25, 1999
                                                                      (COMMENCEMENT
                                               YEAR ENDED JUNE 30,    OF INVESTMENT
                                               -------------------    OPERATIONS) TO
             CLASS B SHARES                     2002(a)    2001(a)   JUNE 30, 2000(a)
                                               --------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD         $  9.38    $ 13.31        $ 10.00
                                                 -------    -------        -------
  Net Investment Loss                              (0.15)     (0.22)         (0.16)
  Net Realized and Unrealized Gain/Loss            (2.83)     (3.54)          3.47
                                                 -------    -------        -------
Total from Investment Operations                   (2.98)     (3.76)          3.31
                                                 -------    -------        -------
Less Distributions from Net Realized Gain            -0-      (0.17)           -0-
                                                 -------    -------        -------
NET ASSET VALUE, END OF THE PERIOD               $  6.40    $  9.38        $ 13.31
                                                 =======    =======        =======
Total Return (b)                                  -31.77%    -28.53%         33.10%*
Net Assets at End of the Period (In millions)    $  30.4    $  46.8        $  40.5
Ratio of Expenses to Average Net Assets             2.33%      2.33%          2.38%
Ratio of Net Investment Loss to Average
  Net Assets                                       (2.04)%    (1.95)%        (1.83)%
Portfolio Turnover                                   209%       146%           103%*

*    NON-ANNUALIZED

(a)  NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES
     OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                      OCTOBER 25, 1999
                                                                       (COMMENCEMENT
                                               YEAR ENDED JUNE 30,     OF INVESTMENT
                                               -------------------     OPERATIONS) TO
             CLASS C SHARES                      2002(a)    2001(a)   JUNE 30, 2000(a)
                                               ----------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD         $  9.38    $ 13.33        $ 10.00
                                                 -------    -------        -------
  Net Investment Loss                              (0.15)     (0.22)         (0.16)
  Net Realized and Unrealized Gain/Loss            (2.84)     (3.56)          3.49
                                                 -------    -------        -------
Total from Investment Operations                   (2.99)     (3.78)          3.33
                                                 -------    -------        -------
Less Distributions from Net Realized Gain            -0-      (0.17)           -0-
                                                 -------    -------        -------
NET ASSET VALUE, END OF THE PERIOD               $  6.39    $  9.38        $ 13.33
                                                 =======    =======        =======
Total Return (b)                                  -31.88%    -28.64%         33.30%*
Net Assets at End of the Period (In millions)    $  11.2    $  21.6        $  20.0
Ratio of Expenses to Average Net Assets             2.33%      2.33%          2.38%
Ratio of Net Investment Loss to Average
  Net Assets                                       (2.04)%    (1.95)%        (1.81)%
Portfolio Turnover                                   209%       146%           103%*

*    Non-annualized

(a)  NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES
     OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                       SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

The Van Kampen Mid Cap Growth Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek to achieve long-term growth. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of common stocks and other equity securities of medium-sized companies that the Fund's investment adviser believes have long-term growth potential. The Fund commenced operations on October 25, 1999.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the year. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank, as custodian for the Fund, takes possession of the underlying securities, which have a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $56,550,790, which will expire between June 30, 2009 and June 30, 2010.

      At June 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes                        $73,249,633
                                                            ===========
Gross tax unrealized appreciation                           $ 4,168,556
Gross tax unrealized depreciation                            (5,984,196)
                                                            -----------
Net tax unrealized depreciation on investments              $(1,815,640)
                                                            ===========

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income, as necessary and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

      The tax character of distributions paid during 2002 and 2001 was as follows:

                                     2002                   2001
Distributions paid from
   Ordinary income                   $-0-                $1,758,160
                                     ====                ==========

      Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified in the Statement of Assets and Liabilities. A permanent book and tax difference related to a net operating loss totaling $1,543,173 has been reclassified from accumulated net investment loss to capital. A permanent book and tax difference related to a correction of a prior year amount totaling $140,499 has been reclassified from accumulated net realized loss to capital.

      Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.

F. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

      Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investments advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                       % PER ANNUM
First $500 million                                0.75%
Next $500 million                                 0.70%
Over $1 billion                                   0.65%

      The adviser has entered into a subadvisory agreement with Morgan Stanley Investments LP (the "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

      For the year ended June 30, 2002, the Fund recognized expenses of approximately $2,600, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

      Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2002, the Fund recognized expenses of approximately $14,900, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.

      The Adviser also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank (formerly The Chase Manhattan Bank) ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JPMorgan provides certain administrative and accounting services to the Fund. JPMorgan is compensated for such services by the Adviser.

      Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2002, the Fund recognized expenses of approximately $49,000 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive market benchmarks.

      Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

      The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $13,560 are included in "Other" assets on the Statement of Assets and

Liabilities at June 30, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

      For the year ended June 30, 2002, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $1,386.

3. CAPITAL TRANSACTIONS

At June 30, 2002, capital aggregated $56,967,179, $60,882,643 and $24,337,721 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                                     SHARES                 VALUE
Sales:
   Class A                           6,490,547           $ 48,899,839
   Class B                           1,773,717             13,577,019
   Class C                             757,801              5,799,293
                                   -----------           ------------
Total Sales                          9,022,065           $ 68,276,151
                                   ===========           ============
Repurchases:
   Class A                          (6,698,940)          $(50,281,407)
   Class B                          (2,009,469)           (15,122,152)
   Class C                          (1,299,122)            (9,741,136)
                                   -----------           ------------
Total Repurchases                  (10,007,531)          $(75,144,695)
                                   ===========           ============


      At June 30, 2001, capital aggregated $59,021,865, $63,130,083 and
$28,587,811 for Classes A, B, and C, respectively. For the year ended June 30, 2001, transactions were as follows:

                                        SHARES                VALUE
Sales:
    Class A                           3,287,024           $ 38,291,771
    Class B                           2,939,241             35,075,647
    Class C                           1,625,869             18,900,672
                                     ----------           ------------
Total Sales                           7,852,134           $ 92,268,090
                                     ==========           ============
Dividend Reinvestment:
   Class A                               46,834               $558,733
   Class B                               56,688                670,613
   Class C                               25,063                296,747
                                     ----------           ------------
Total Dividend Reinvestment             128,585           $  1,526,093
                                     ==========           ============
Repurchases:
   Class A                           (1,491,510)          $(16,208,848)
   Class B                           (1,044,611)           (11,486,156)
   Class C                             (854,040)            (8,785,556)
                                     ----------           ------------
Total Repurchases                    (3,390,161)          $(36,480,560)
                                     ==========           ============

      Class B Shares automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the years ended June 30, 2002 and June 30, 2001, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                       CONTINGENT DEFERRED SALES CHARGE
                                          AS A PERCENTAGE OF DOLLAR
                                          AMOUNT SUBJECT TO CHARGE
                                       --------------------------------
YEAR OF REDEMPTION                        CLASS B          CLASS C
First                                      5.00%            1.00%
Second                                     4.00%            None
Third                                      3.00%            None
Fourth                                     2.50%            None
Fifth                                      1.50%            None
Thereafter                                 None             None

      For the year ended June 30, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $35,800 and CDSC on redeemed shares of Classes B and C of approximately $135,200. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

For the year ended June 30, 2002, the Fund made purchases of $178,794,000 and sales of $182,977,042 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

      Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended June 30, 2002, are payments retained by Van Kampen of approximately $350,200 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $38,600.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Van Kampen Value Fund

     We have audited the accompanying statement of assets and liabilities of Van Kampen Value Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to June 30, 2000 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Value Fund as of June 30, 2002, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 12, 2002

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                             MARKET
           DESCRIPTION                                 SHARES                VALUE
COMMON STOCKS 99.2%
BASIC RESOURCES  7.3%
BASIC CHEMICALS  3.9%
Air Products & Chemicals, Inc.                         50,000             $ 2,523,500
Dow Chemical Co.                                       22,900                 787,302
E.I du Pont de Nemours & Co.                           27,700               1,229,880
PPG Industries, Inc.                                   27,100               1,677,490
                                                                          -----------
                                                                            6,218,172
                                                                          -----------
NON-FERROUS METALS  0.3%
Cia Vale do Rio Doce ADR (a)                           18,400                 509,128
                                                                          -----------
SPECIALTY CHEMICALS  3.1%
Engelhard Corp.                                        82,600               2,339,232
Rohm & Haas Co.                                        62,800               2,542,772
                                                                          -----------
                                                                            4,882,004
                                                                          -----------
TOTAL BASIC RESOURCES                                                      11,609,304
                                                                          -----------
BEVERAGE & HOUSEHOLD PRODUCTS  1.6%
HOUSEHOLD PRODUCTS  1.6%
Fortune Brands, Inc.                                   45,700               2,559,200
                                                                          -----------
CONSUMER DURABLES  3.5%
AUTOMOBILES  0.8%
Ford Motor Co.                                         77,421               1,238,736
                                                                          -----------
AUTOMOTIVE RELATED  0.6%
Delphi Automotive Systems Corp.                        73,000                 963,600
                                                                          -----------
BUILDING & HOUSING  0.5%
Masco Corp.                                            33,000                 894,630
                                                                          -----------
FURNISHING & APPLIANCES  1.6%
Stanley Works (The)                                    18,900                 775,089
Whirlpool Corp.                                        26,400               1,725,504
                                                                          -----------
                                                                            2,500,593
                                                                          -----------
TOTAL CONSUMER DURABLES                                                     5,597,559
                                                                          -----------
CONSUMER SERVICES  0.7%
PUBLISHING & BROADCASTING  0.7%
Comcast Corp., Class A (a)                             47,600               1,134,784
                                                                          -----------
ENERGY  7.1%
COAL  0.3%
Massey Energy Co.                                      41,300                 524,510
                                                                          -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                             MARKET
           DESCRIPTION                                 SHARES                VALUE
OIL-DOMESTIC & CRUDE  3.5%
Amerada Hess Corp.                                     15,200             $ 1,254,000
Anadarko Petroleum Corp.                               20,300               1,000,790
Conoco, Inc., Class B                                  32,400                 900,720
Kerr-McGee Corp.                                       16,700                 894,285
Marathon Oil Co.                                       18,600                 504,432
Occidental Petroleum Corp.                             34,500               1,034,655
                                                                          -----------
                                                                            5,588,882
                                                                          -----------
OIL-INTERNATIONAL  3.3%
BP plc ADR                                             44,600               2,251,854
ChevronTexaco Corp.                                    34,164               3,023,514
                                                                          -----------
                                                                            5,275,368
                                                                          -----------
TOTAL ENERGY                                                               11,388,760
                                                                          -----------
FINANCIAL SERVICES  27.5%
BANKS  12.8%
Bank of America Corp.                                  23,400               1,646,424
City National Corp.                                    43,800               2,354,250
J.P. Morgan Chase & Co. (b)                           106,160               3,600,947
KeyCorp.                                               35,900                 980,070
US Bancorp.                                           151,200               3,530,520
Wachovia Corp.                                         86,200               3,291,116
Washington Mutual, Inc.                                88,725               3,292,585
Wells Fargo & Co.                                      35,500               1,777,130
                                                                          -----------
                                                                           20,473,042
                                                                          -----------
CREDIT & FINANCE  2.6%
Citigroup, Inc.                                        47,500               1,840,625
Fannie Mae                                             16,100               1,187,375
Freddie Mac                                            19,100               1,168,920
                                                                          -----------
                                                                            4,196,920
                                                                          -----------
DIVERSIFIED FINANCIALS  0.3%
MBNA Corp. (a)                                         11,800                 390,226
                                                                          -----------
INSURANCE  9.9%
ACE Ltd.                                               50,100               1,583,160
Allmerica Financial Corp.                              31,100               1,436,820
Allstate Corp.                                         36,300               1,342,374
Erie Indemnity Co., Class A                            52,400               2,122,724
Hartford Financial Services Group                      52,740               3,136,448
MGIC Investment Corp.                                  10,800                 732,240
Prudential Financial, Inc. (a)                         11,300                 376,968
St. Paul Cos., Inc.                                    75,100               2,922,892

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                            MARKET
                 DESCRIPTION                           SHARES               VALUE
INSURANCE (CONTINUED)
Travelers Property Casualty Corp., Class A (a)         32,800             $   580,560
UnumProvident Corp.                                    57,400               1,460,830
                                                                          -----------
                                                                           15,695,016
                                                                          -----------
INVESTMENT BANKING & BROKERAGE  1.9%
Goldman Sachs Group, Inc.                              20,400               1,496,340
Lehman Brothers Holdings, Inc.                         25,400               1,588,008
                                                                          -----------
                                                                            3,084,348
                                                                          -----------
TOTAL FINANCIAL SERVICES                                                   43,839,552
                                                                          -----------
HEALTH CARE  12.5%
DRUGS  3.1%
Bristol-Myers Squibb Co.                               75,800               1,948,060
Merck & Co., Inc.                                      59,300               3,002,952
                                                                          -----------
                                                                            4,951,012
                                                                          -----------
HEALTH SERVICES  8.4%
Cigna Corp.                                            11,700               1,139,814
Health Net, Inc. (a)                                  208,800               5,589,576
HEALTHSOUTH Corp. (a)                                 524,400               6,707,076
                                                                          -----------
                                                                           13,436,466
                                                                          -----------
HEALTH TECHNOLOGY  1.0%
Guidant Corp (a)                                       50,300               1,520,569
                                                                          -----------
TOTAL HEALTH CARE                                                          19,908,047
                                                                          -----------
HEAVY INDUSTRY/TRANSPORTATION  14.6%
AIR TRANSPORTATION  0.4%
Delta Airlines, Inc.                                   35,600                 712,000
                                                                          -----------
ELECTRICAL EQUIPMENT  1.1%
Cooper Industries Ltd., Class A                        37,200               1,461,960
Honeywell International, Inc.                           8,500                 299,455
                                                                          -----------
                                                                            1,761,415
                                                                          -----------
MACHINERY  6.8%
Cummins Engine Co., Inc.                               56,600               1,873,460
Eaton Corp.                                            42,500               3,091,875
Navistar International Corp. (a)                       58,500               1,872,000
Parker-Hannifin Corp.                                  82,225               3,929,533
                                                                          -----------
                                                                           10,766,868
                                                                          -----------
MISCELLANEOUS INDUSTRIALS  6.3%
Dover Corp.                                            58,200               2,037,000
Ingersoll-Rand Co., Class A                            32,600               1,488,516
Textron, Inc.                                          12,000                 562,800

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                           MARKET
            DESCRIPTION                                SHARES               VALUE
MISCELLANEOUS INDUSTRIALS (CONTINUED)
Tyco International Ltd.                               296,500             $ 4,005,715
United Technologies Corp.                              27,800               1,887,620
                                                                          -----------
                                                                            9,981,651
                                                                          -----------
TOTAL HEAVY INDUSTRY/TRANSPORTATION                                        23,221,934
                                                                          -----------
RETAIL  4.5%
APPAREL  2.1%
Liz Claiborne, Inc.                                    71,300               2,267,340
VF Corp.                                               28,400               1,113,564
                                                                          -----------
                                                                            3,380,904
                                                                          -----------
FOOD RETAILERS  1.0%
Albertson's, Inc.                                      23,700                 721,902
Kroger Co. (a)                                         42,300                 841,770
                                                                          -----------
                                                                            1,563,672
                                                                          -----------
RESTAURANTS  1.4%
Yum! Brands, Inc.                                      74,600               2,182,050
                                                                          -----------
TOTAL RETAIL                                                                7,126,626
                                                                          -----------
TECHNOLOGY  11.4%
COMPUTERS & OFFICE EQUIPMENT  2.0%
Hewlett-Packard Co.                                    41,200                 629,536
Lexmark International, Inc. (a)                        47,600               2,589,440
                                                                          -----------
                                                                            3,218,976
                                                                          -----------
ELECTRONICS  1.7%
Avnet, Inc.                                            80,000               1,759,200
Axcelis Technologies, Inc. (a)                         80,548                 910,192
                                                                          -----------
                                                                            2,669,392
                                                                          -----------
SOFTWARE & SERVICES  7.2%
Amdocs Ltd. (a)                                       133,600               1,008,680
BMC Software, Inc. (a)                                166,800               2,768,880
Computer Associates International, Inc.                60,800                 966,112
Computer Sciences Corp. (a)                            66,400               3,173,920
Compuware Corp. (a)                                   113,700                 690,159
Electronic Data Systems Corp.                          44,100               1,638,315
Sabre Holdings, Corp. (a)                              17,800                 637,240
Sybase, Inc. (a)                                       53,200                 561,260
                                                                          -----------
                                                                           11,444,566
                                                                          -----------
TELECOMMUNICATIONS EQUIPMENT  0.5%
Scientific-Atlanta, Inc.                               55,100                 906,395
                                                                          -----------
TOTAL TECHNOLOGY                                                           18,239,329
                                                                          -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                            MARKET
                DESCRIPTION                            SHARES                VALUE
UTILITIES  8.5%
ELECTRIC POWER  2.8%
Cinergy Corp.                                          24,800            $    892,552
Dominion Resources, Inc.                                6,700                 443,540
Duke Energy Corp.                                      47,800               1,486,580
NiSource, Inc.                                         23,400                 510,822
Reliant Energy, Inc.                                   70,300               1,188,070
                                                                         ------------
                                                                            4,521,564
                                                                         ------------
NATURAL GAS PIPELINES  1.1%
EL Paso Corp.                                          85,130               1,754,529
                                                                         ------------
TELEPHONE SERVICES  4.6%
AT&T Corp.                                            132,800               1,420,960
BellSouth Corp.                                        23,700                 746,550
SBC Communications, Inc.                               70,700               2,156,350
Sprint Corp.                                           94,700               1,004,767
Verizon Communications, Inc.                           49,172               1,974,256
                                                                         ------------
                                                                            7,302,883
                                                                         ------------
TOTAL UTILITIES                                                            13,578,976
                                                                         ------------
TOTAL LONG-TERM INVESTMENTS  99.2%
     (Cost $158,211,246)                                                  158,204,071
                                                                         ------------
REPURCHASE AGREEMENT  1.4%
J.P. Morgan Securities Inc. ($2,238,000 par collateralized by
     U.S. Government obligations in a pooled cash account, dated
     06/28/02, to be sold on 07/01/02 at $2,238,326)(Cost $2,238,000)       2,238,000
                                                                         ------------
TOTAL INVESTMENTS  100.6%
     (Cost $160,449,246)                                                  160,442,071
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.6)%                                (943,598)
                                                                         ------------
NET ASSETS  100%                                                         $159,498,473
                                                                         ============

(a) NON-INCOME PRODUCING SECURITY AS THIS STOCK CURRENTLY DOES NOT DECLARE DIVIDENDS.

(b)  AFFILIATED COMPANY.

ADR - AMERICAN DEPOSITARY RECEIPT

                       SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002

ASSETS:
Total Investments (Cost $160,449,246)                                          $ 160,442,071
Cash                                                                                     718
Receivables:
   Investments Sold                                                                  238,847
   Fund Shares Sold                                                                  203,043
   Dividends                                                                         193,016
   Interest                                                                              326
Deferred Organizational Costs                                                             21
Other                                                                                 33,752
                                                                               -------------
      Total Assets                                                               161,111,794
                                                                               -------------
LIABILITIES:
Payables:
   Fund Shares Repurchased                                                           651,139
   Investments Purchased                                                             520,030
   Distributor and Affiliates                                                        147,798
   Investment Advisory Fee                                                           132,158
   Administrative Fee                                                                 36,761
   Directors' Fee                                                                      1,562
Accrued Expenses                                                                      84,226
Directors' Deferred Compensation and Retirement Plans                                 39,647
                                                                               -------------
      Total Liabilities                                                            1,613,321
                                                                               -------------
NET ASSETS                                                                     $ 159,498,473
                                                                               =============
NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 2,625,000,000 shares authorized)    $ 180,484,313
Net Unrealized Depreciation                                                           (7,175)
Accumulated Net Investment Loss                                                      (42,375)
Accumulated Net Realized Loss                                                    (20,936,290)
                                                                               -------------
NET ASSETS                                                                     $ 159,498,473
                                                                               =============
MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares:
      Net asset value and redemption price per share (Based on net assets of
      $61,929,386 and 6,044,502 shares of beneficial interest issued
      and outstanding)                                                         $       10.25
      Maximum sales charge (5.75%* of offering price)                                   0.63
                                                                               -------------
      Maximum offering price to public                                         $       10.88
                                                                               =============
   Class B Shares:
      Net asset value and offering price per share (Based on net assets of
      $79,314,354 and 7,961,051 shares of beneficial interest issued
      and outstanding)                                                         $        9.96
                                                                               =============
   Class C Shares:
      Net asset value and offering price per share (Based on net assets of
      $18,254,733 and 1,833,357 shares of beneficial interest issued
      and outstanding)                                                         $        9.96
                                                                               =============

* On sales of $50,000 or more, the sales charge will be reduced

                       SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2002

INVESTMENT INCOME:
Dividends                                                                    $  3,066,769
Interest                                                                           55,309
                                                                             ------------
      Total Income                                                              3,122,078
                                                                             ------------
EXPENSES:
Investment Advisory Fee                                                         1,433,142
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of
   $165,305, $918,717 and $211,465, respectively)                               1,295,487
Administrative Fee                                                                456,909
Shareholder Services                                                               56,946
Legal                                                                              24,928
Custody                                                                            15,980
Directors' Fees and Related Expenses                                               14,101
Amortization of Organizational Costs                                                1,263
Other                                                                             153,172
                                                                             ------------
      Total Expenses                                                            3,451,928
      Investment Advisory Fee Reduction                                            (8,090)
                                                                             ------------
      Net Expenses                                                              3,443,838
                                                                             ------------
NET INVESTMENT LOSS                                                          $   (321,760)
                                                                             ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss                                                              (6,987,515)
                                                                             ------------
Unrealized Appreciation/Depreciation:
   Beginning of the Period                                                     22,472,814
   End of the Period                                                               (7,175)
                                                                             ------------
Net Unrealized Depreciation During the Period                                 (22,479,989)
                                                                             ------------
NET REALIZED AND UNREALIZED LOSS                                             $(29,467,504)
                                                                             ============
NET DECREASE IN NET ASSETS FROM OPERATIONS                                   $(29,789,264)
                                                                             ============

                       SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                           YEAR ENDED        YEAR ENDED
                                                          JUNE 30, 2002     JUNE 30, 2001
                                                         ---------------   ----------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss                                       $    (321,760)   $     (81,164)
Net Realized Gain/Loss                                       (6,987,515)      16,186,560
Net Unrealized Appreciation/Depreciation During the
    Period                                                  (22,479,989)      25,760,497
                                                          -------------    -------------
Change in Net Assets from Operations                        (29,789,264)      41,865,893
                                                          -------------    -------------
Distributions from Net Investment Income:
Class A Shares                                                      -0-          (40,761)
                                                          -------------    -------------
Total Distributions                                                 -0-          (40,761)
                                                          -------------    -------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES         (29,789,264)      41,825,132
                                                          -------------    -------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                    51,374,494       52,505,603
Net Asset Value of Shares Issued Through Dividend
    Reinvestment                                                    -0-           37,990
Cost of Shares Repurchased                                  (44,804,177)     (49,200,397)
                                                          -------------    -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS            6,570,317        3,343,196
                                                          -------------    -------------
TOTAL INCREASE/DECREASE IN NET ASSETS                       (23,218,947)      45,168,328
NET ASSETS:
Beginning of the Period                                     182,717,420      137,549,092
                                                          -------------    -------------
End of the Period (Including accumulated net investment
    loss of $(42,375) and $(39,420), respectively)        $ 159,498,473    $ 182,717,420
                                                          =============    =============

                       SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                                    JULY 7, 1997
                                                                                                   (COMMENCEMENT
                                                               YEAR ENDED JUNE 30,                 OF INVESTMENT
                                                 -------------------------------------------       OPERATIONS) TO
                                                  2002(a)    2001(a)     2000(a)     1999(a)      JUNE 30, 1998(a)
        CLASS A SHARES                                   -----------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                                  $ 12.05     $  9.07     $ 10.88     $ 10.53        $ 10.00
                                                 -------     -------     -------     -------        -------
  Net Investment Income                             0.03        0.05        0.05        0.07           0.11
  Net Realized and Unrealized
     Gain/Loss                                     (1.83)       2.94       (1.85)       0.51           0.56
                                                 -------     -------     -------     -------        -------
Total from Investment Operations                   (1.80)       2.99       (1.80)       0.58           0.67
                                                 -------     -------     -------     -------        -------
Less:
  Distributions from Net
     Investment Income                               -0-       (0.01)      (0.01)      (0.06)         (0.09)
  Distributions from Net
     Realized Gain                                   -0-         -0-         -0-       (0.17)         (0.05)
                                                 -------     -------     -------     -------        -------
Total Distributions                                  -0-       (0.01)      (0.01)      (0.23)         (0.14)
                                                 -------     -------     -------     -------        -------
NET ASSET VALUE, END OF THE PERIOD               $ 10.25     $ 12.05     $  9.07     $ 10.88        $ 10.53
                                                 =======     =======     =======     =======        =======
Total Return* (b)                                 -15.01%      33.06%     -16.56%       5.83%          6.74%**
Net Assets at End of the Period
  (In millions)                                  $  61.9     $  66.4     $  52.6     $  95.2        $ 137.4
Ratio of Expenses to Average
  Net Assets*                                       1.45%       1.45%       1.45%       1.45%          1.45%
Ratio of Net Investment Income to
  Average Net Assets*                               0.27%       0.42%       0.49%       0.74%          1.02%
Portfolio Turnover                                    43%        100%        104%         64%            38%**

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets (c)                                    1.45%       1.47%       1.53%       1.48%          1.60%
Ratio of Net Investment Income
  to Average Net Assets (c)                         0.27%       0.40%       0.41%       0.73%          0.88%

**   NON-ANNUALIZED

(a) NET INVESTMENT INCOME PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(c) FOR THE YEAR ENDED JUNE 30, 2002, THE IMPACT ON THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME TO AVERAGE NET ASSETS DUE TO VAN KAMPEN'S REIMBURSEMENT OF CERTAIN EXPENSES WAS LESS THAN .01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                                               JULY 7, 1997
                                                                                              (COMMENCEMENT
                                                            YEAR ENDED JUNE 30,               OF INVESTMENT
                                              -----------------------------------------       OPERATIONS) TO
          CLASS B SHARES                      2002(a)    2001(a)     2000(a)      1999(a)     JUNE 30, 1998(a)
                                              ---------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF THE PERIOD                       $ 11.85    $  8.98     $ 10.84     $ 10.51         $ 10.00
                                              -------    -------     -------     -------         -------
  Net Investment Income/Loss                    (0.05)     (0.03)      (0.03)        -0-(c)         0.03
  Net Realized and Unrealized
     Gain/Loss                                  (1.84)      2.90       (1.83)       0.51            0.56
                                              -------    -------     -------     -------         -------
Total from Investment Operations                (1.89)      2.87       (1.86)       0.51            0.59
                                              -------    -------     -------     -------         -------
Less:
  Distributions from Net
     Investment Income                            -0-        -0-         -0-       (0.01)          (0.03)
  Distributions from Net
     Realized Gain                                -0-        -0-         -0-       (0.17)          (0.05)
                                              -------    -------     -------     -------         -------
Total Distributions                               -0-        -0-         -0-       (0.18)          (0.08)
                                              -------    -------     -------     -------         -------
NET ASSET VALUE, END OF THE PERIOD            $  9.96    $ 11.85     $  8.98     $ 10.84         $ 10.51
                                              =======    =======     =======     =======         =======
Total Return* (b)                              -15.95%     31.96%     -17.16%       5.02%           6.01%**
Net Assets at End of the Period
  (In millions)                               $  79.3    $  94.6     $  70.4     $ 128.0         $ 142.7
Ratio of Expenses to Average
  Net Assets*                                    2.20%      2.20%       2.20%       2.20%           2.20%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets*                                   (0.44)%    (0.33)%     (0.26)%     (0.03)%          0.28%
Portfolio Turnover                                 43%       100%        104%         64%             38%**

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets                                     2.21%      2.22%       2.28%       2.23%           2.35%
Ratio of Net Investment Income
  to Average Net Assets                         (0.45)%    (0.35)%     (0.34)%     (0.05)%          0.14%

**   NON-ANNUALIZED

(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(c)  AMOUNT IS LESS THAN $0.01 PER SHARE.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                                              JULY 7, 1997
                                                                                             (COMMENCEMENT
                                                        YEAR ENDED JUNE 30,                  OF INVESTMENT
                                            -------------------------------------------      OPERATIONS) TO
         CLASS C SHARES                     2002(a)     2001(a)     2000(a)     1999(a)     JUNE 30, 1998(a)
                                            ----------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF THE PERIOD                   $ 11.84     $  8.97     $ 10.83     $ 10.50         $ 10.00
                                            -------     -------     -------     -------         -------
  Net Investment Income/Loss                  (0.05)      (0.04)      (0.03)        -0-(c)         0.03
  Net Realized and Unrealized
     Gain/Loss                                (1.83)       2.91       (1.83)       0.51            0.55
                                            -------     -------     -------     -------         -------
Total From Investment Operations              (1.88)       2.87       (1.86)       0.51            0.58
                                            -------     -------     -------     -------         -------
Less:
  Distributions from Net
     Investment Income                          -0-         -0-         -0-       (0.01)          (0.03)
  Distributions from Net
     Realized Gain                              -0-         -0-         -0-       (0.17)          (0.05)
                                            -------     -------     -------     -------         -------
Total Distributions                             -0-         -0-         -0-       (0.18)          (0.08)
                                            -------     -------     -------     -------         -------
NET ASSET VALUE, END OF THE PERIOD          $  9.96     $ 11.84     $  8.97     $ 10.83         $ 10.50
                                            =======     =======     =======     =======         =======
Total Return*(b)                             -15.95%      32.11%     -17.17%       5.13%           5.83%**
Net Assets at End of the Period
  (In millions)                             $  18.3     $  21.7     $  14.6     $  29.1         $  35.6
Ratio of Expenses to Average
  Net Assets*                                  2.20%       2.20%       2.20%       2.20%           2.20%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets*                                 (0.44)%     (0.33)%     (0.29)%     (0.02)%          0.29%
Portfolio Turnover                               43%        100%        104%         64%             38%**

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets                                   2.21%       2.22%       2.28%       2.23%           2.35%
Ratio of Net Investment Income
  to Average Net Assets                       (0.45)%     (0.35)%     (0.37)%     (0.03)%          0.15%

**   NON-ANNUALIZED

(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(c)  AMOUNT IS LESS THAN $0.01 PER SHARE.

                       SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2002

1.   SIGNIFICANT ACCOUNTING POLICIES

The Van Kampen Value Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of common stocks and other equity securities which are deemed by the Fund's investment adviser to be relatively undervalued based upon various measures such as price-to-earnings ratios and price-to-book ratios. The Fund commenced operations on July 7, 1997.

      The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the year. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

      The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser"), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank, as custodian for the Fund, takes possession of the underlying securities, which have a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. ORGANIZATIONAL COSTS The organizational costs of the Fund are being amortized on a straight line basis over the 60 month period ending July 6, 2002 beginning with the Fund's commencement of operations. The Adviser has agreed that in the event any of its initial shares of the Fund originally purchased by Van Kampen are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organization costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

      The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $18,760,749, which will expire between June 30, 2007 and June 30, 2010.

      At June 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes                           $160,728,500
                                                               ============
Gross tax unrealized appreciation                              $ 22,282,891
Gross tax unrealized depreciation                               (22,569,320)
                                                               ------------
Net tax unrealized depreciation on investments                 $   (286,429)
                                                               ============

F. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income, as necessary. Net realized gains, if any are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

      The tax character of distributions paid during 2002 and 2001 was as follows:

                                            2002                 2001
Distributions paid from
 Ordinary income                            $-0-                $40,761
                                            ====                =======

      Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified in the Statement of Assets and Liabilities. A permanent book and tax difference related to expenses which are not deductible for tax purposes totaling $1,263 has been reclassified from accumulated net investment loss to capital. A permanent book and tax difference related to a current year net operating loss totaling $317,542 has been reclassified from accumulated net investment loss to capital .

      Net realized gains or losses may differ for financial and tax purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                       % PER ANNUM
First $500 million                                                 0.80%
Next $500 million                                                  0.75%
Over $1 billion                                                    0.70%

      The Adviser has entered into a subadvisory agreement with Morgan Stanley Investments LP ( The "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

      For the year ended June 30, 2002, the Adviser voluntarily waived $8,090 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

      For the year ended June 30, 2002, the Fund recognized expenses of approximately $5,200, representing legal services provided by Skadden, Arps, Slate,

Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

      Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2002, the Fund recognized expenses of approximately $19,800, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.

      The Adviser also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank (formerly The Chase Manhattan Bank) ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JPMorgan provides certain administrative and accounting services to the Fund. JPMorgan is compensated for such services by the Adviser.

      Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2002, the Fund recognized expenses of approximately $56,900 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive market benchmarks.

      Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

      The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $30,475 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

3.   CAPITAL TRANSACTIONS

At June 30, 2002, capital aggregated $68,429,791, $90,721,609 and $21,332,913 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                                                                              SHARES                 VALUE
Sales:
    Class A                                                                  2,218,827           $ 25,064,891
    Class B                                                                  1,873,148             20,803,574
    Class C                                                                    491,148              5,506,029
                                                                             ---------           ------------
Total Sales                                                                  4,583,123           $ 51,374,494
                                                                             =========           ============

Repurchases:
    Class A                                                                 (1,682,968)          $(18,870,999)
    Class B                                                                 (1,896,788)           (20,563,127)
    Class C                                                                   (492,455)            (5,370,051)
                                                                             ---------           ------------
Total Repurchases                                                           (4,072,211)          $(44,804,177)
                                                                             =========           ============

      At June 30, 2001, capital aggregated $62,353,572, $90,644,661 and
$21,234,568 for Classes A, B, and C, respectively. For the year ended June 30, 2001, transactions were as follows:

                                                                              SHARES                 VALUE
Sales:
    Class A                                                                  1,910,488           $ 21,415,152
    Class B                                                                  2,120,044             23,898,727
    Class C                                                                    651,497              7,191,724
                                                                             ---------           ------------
Total Sales                                                                  4,682,029           $ 52,505,603
                                                                             =========           ============
Dividend Reinvestment:
    Class A                                                                      3,498           $     37,990
                                                                             =========           ============
Repurchases:
    Class A                                                                 (2,204,430)          $(23,900,497)
    Class B                                                                 (1,971,461)           (20,635,642)
    Class C                                                                   (441,954)            (4,664,258)
                                                                             ---------           ------------
Total Repurchases                                                           (4,617,845)          $(49,200,397)
                                                                             =========           ============

      Class B Shares and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the years ended June 30, 2002 and June 30, 2001, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC.

The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                                                  CONTINGENT DEFERRED SALES
                                                                                  CHARGE AS A PERCENTAGE OF
                                                                               DOLLAR AMOUNT SUBJECT TO CHARGE
                                                                               -------------------------------
YEAR OF REDEMPTION                                                                  CLASS B          CLASS C
First                                                                                5.00%            1.00%
Second                                                                               4.00%             None
Third                                                                                3.00%             None
Fourth                                                                               2.50%             None
Fifth                                                                                1.50%             None
Thereafter                                                                            None             None

      For the year ended June 30, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $44,600 and CDSC on redeemed shares of Classes B and C of approximately $241,900. Sales charges do not represent expenses of the Fund.

4.   INVESTMENT TRANSACTIONS

For the year ended June 30, 2002, the Fund made purchases of $82,556,899 and sales of $75,480,584 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5.   DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

      Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended June 30, 2002, are payments retained by Van Kampen of approximately $762,900 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $86,500.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Van Kampen Worldwide High Income Fund

     We have audited the accompanying statement of assets and liabilities of Van Kampen Worldwide High Income Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to June 30, 2000 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Worldwide High Income Fund as of June 30, 2002, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 12, 2002

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
JUNE 30, 2002

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                                    PAR                   MARKET
          DESCRIPTION                                                              VALUE                   VALUE
CORPORATE BONDS & NOTES  49.2%
ARGENTINA  0.0%
CTI Holdings S.A. 0.00%, 4/15/08 (d)                                         $    710,000             $    28,400
                                                                                                      -----------
AUSTRALIA  0.3%
Glencore Nickel Property Ltd. 9.00%, 12/1/14                                      220,000                  59,400
Murrin Murrin Holdings 9.375%, 8/31/07                                            745,000                 201,150
                                                                                                      -----------
                                                                                                          260,550
                                                                                                      -----------
CANADA  1.6%
Air Canada 10.25%, 3/15/11, 144A-Private Placement (b)                            435,000                 340,387
GT Group Telecom, Inc. 13.25%, 2/1/10 (d,f)                                     1,300,000                   3,250
Husky Oil Ltd. 8.90%, 8/15/28 (c)                                                 510,000                 545,396
Norske Skog Canada Ltd. 8.625%, 6/15/11                                           230,000                 235,750
Quebecor Media, Inc. 11.125%, 7/15/11,
     144A-Private Placement (b)                                                   155,000                 152,675
Quebecor Media, Inc. 0.00%, 7/15/11, 144A-Private
     Placement (b,d)                                                               90,000                  52,650
                                                                                                      -----------
                                                                                                        1,330,108
                                                                                                      -----------
DENMARK  0.0%
Callahan Nordrhein Corp. 14.00%, 7/15/10,
     144A-Private Placement (b,f)                                                 700,000                  28,000
                                                                                                      -----------
GERMANY  0.5%
Messer Griesheim Holding AG 10.375%, 6/1/11,
     144A-Private Placement (b)                                            EUR    330,000                 351,023
                                                                                                      -----------
INDONESIA  0.8%
Pindo Deli Finance Mauritius 10.75%, 10/1/07, 144A-
     Private Placement (b,f)                                                 $  1,200,000                 276,000
Tjiwi Kimia Finance Mauritius 10.00%, 8/1/04 (f)                                  360,000                  86,400
Tjiwi Kimia International BV 13.25%, 8/1/01 (f)                                 1,120,000                 268,800
                                                                                                      -----------
                                                                                                          631,200
                                                                                                      -----------
LUXEMBOURG  0.1%
Tyco International Group S.A. 6.75%, 2/15/11                                      150,000                 116,486
                                                                                                      -----------
MEXICO  2.3%
Maxcom Telecomunicaciones S.A. de C.V. 0.00%,
     3/1/07 (d,g)                                                                 365,907                 109,772
Nueve Grupo Iusacell S.A. de C.V. 14.25%, 12/1/06,
     144A-Private Placement (b)                                                   300,000                 225,000
Pemex Master Trust 8.625%, 2/1/22, 144A-Private
     Placement (b)                                                                450,000                 439,875

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                                    PAR                   MARKET
                 DESCRIPTION                                                       VALUE                   VALUE
MEXICO (CONTINUED)
Pemex Project Funding Master Trust 9.125%, 10/13/10                          $    460,000             $   483,000
Petro Mexicanos 9.50%, 9/15/27                                                    650,000                 671,125
                                                                                                      -----------
                                                                                                        1,928,772
                                                                                                      -----------
NETHERLANDS  0.5%
KPNQwest N.V. 10.00%, 3/15/12 (f)                                                 185,425                     230
Tele1 Europe BV 13.00%, 5/15/09 (h)                                        EUR    875,000                 114,987
Tele1 Europe BV 13.00%, 5/15/09 (h)                                          $    750,000                 105,000
United Pan-Europe Communications N.V., Series B,
     10.875%, 8/1/09 (f)                                                        1,245,000                 161,850
                                                                                                      -----------
                                                                                                          382,067
                                                                                                      -----------
POLAND  1.1%
Netia Holdings, Series B, 10.25%, 11/1/07 (f,h)                                 1,575,000                 252,000
Netia Holdings, Series B, 13.125%, 6/15/09 (f,h)                                  400,000                  64,000
Netia Holdings, Series B, 13.50%, 6/15/09 (f)                              EUR    320,000                  47,606
PTC International Finance II S.A. 11.25%, 12/1/09                            $    575,000                 581,691
                                                                                                      -----------
                                                                                                          945,297
                                                                                                      -----------
SOUTH KOREA  2.1%
Korea Electric Power 6.375%, 12/1/03                                            1,060,000               1,104,732
Korea Electric Power 7.75%, 4/1/13                                                550,000                 611,044
                                                                                                      -----------
                                                                                                        1,715,776
                                                                                                      -----------
SPAIN  0.2%
ONO Finance plc 14.00%, 2/15/11, 144A-Private
     Placement (b)                                                                440,000                 149,600
                                                                                                      -----------
TUNISIA  0.7%
Banque Centrale de Tunisie 7.375%, 4/25/12                                        630,000                 607,950
                                                                                                      -----------
UNITED KINGDOM  3.7%
British Sky Broadcasting plc 8.20%, 7/15/09                                       675,000                 663,536
Colt Telecom Group plc 7.625%, 7/31/08                                     EUR    963,782                 430,145
Dolphin Telecommunications plc 11.625%, 6/1/08 (d,f,h)                       $    940,000                      93
Dolphin Telecommunications plc 14.00%, 5/15/09 (d,f,h)                          1,350,000                     135
Esprit Telecom Group 11.00%, 6/15/08,
     144A-Private Placement (b,f,h)                                               664,679                     -0-
Huntsman ICI Chemicals 10.125%, 7/1/09                                     EUR  1,150,000                 923,862
NTL Communications Corp., Series B, 9.875%, 11/15/09 (f)                     $    150,000                  42,399
NTL, Inc. 0.00%, 4/1/08 (d,f)                                              GBP  1,500,000                 562,771
RSL Communications plc 9.125%, 3/1/08 (f)                                    $  1,440,000                  28,800
RSL Communications plc 10.00%, 3/15/08 (f)                                 EUR  1,610,569                  55,908
RSL Communications plc 12.25%, 11/15/06 (f)                                  $    160,000                   3,200
Telewest Communications plc 0.00%, 4/15/09 (d)                             GBP    800,000                 392,026
Viatel, Inc., Series A, 12.50%, 4/15/08, 144A-Private
     Placement (b,d,f,h)                                                     $  1,900,000                   9,500
                                                                                                      -----------
                                                                                                        3,112,375
                                                                                                      -----------

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                                    PAR                   MARKET
              DESCRIPTION                                                          VALUE                   VALUE
UNITED STATES  35.3%
Acetex Corp. 10.875%, 8/1/09                                                 $    175,000             $   182,875
Allied Waste N.A. 8.875%, 4/1/08, 144A-Private
     Placement (b)                                                                490,000                 480,200
American Tower Corp. 9.375%, 2/1/09                                               340,000                 187,000
AmerisourceBergen Corp. 8.125%, 9/1/08                                            260,000                 268,450
Anthem Insurance Cos., Inc. 9.125%, 4/1/10, 144A-
     Private Placement (b)                                                        655,000                 740,227
AOL Time Warner, Inc. 6.875%, 5/1/12                                              220,000                 202,895
ArvinMeritor, Inc 8.75%, 3/1/12                                                   100,000                 107,186
Autonation, Inc. 9.00%, 8/1/08                                                    200,000                 206,000
Beazer Homes USA, Inc. 8.625%, 5/15/11                                            100,000                 101,500
BRL Universal Equipment, Series 2001 A LP,
     8.875%, 2/15/08                                                              330,000                 326,700
CA FM Lease Trust, Senior Notes, 8.50%, 7/15/17,
     144A-Private Placement (b)                                                   490,756                 516,908
Calpine Corp. 8.50%, 2/15/11                                                      510,000                 341,700
Case Corp., Series B, 6.25%, 12/1/03                                              140,000                 136,652
Case Credit Corp. 6.125%, 2/15/03                                                 140,000                 137,429
CB Richard Ellis, Inc. 11.25%, 6/15/11                                            340,000                 285,600
Centennial Cellular Holdings 10.75%, 12/15/08                                     550,000                 264,000
Charter Communications Holdings 10.25%, 1/15/10                                   500,000                 340,000
Chesapeake Energy Corp. 8.125%, 4/1/11, 144A-Private
     Placement (b)                                                                450,000                 442,125
CIT Group, Inc. 5.625%, 5/17/04                                                   135,000                 129,527
CIT Group, Inc. 6.50%, 2/7/06                                                      30,000                  29,087
Collins & Aikman Products 11.50%, 4/15/06                                          90,000                  85,275
Collins & Aikman Products 10.75%, 12/31/11, 144A-
     Private Placement (b)                                                        275,000                 276,375
Corning, Inc. 0.00%, 11/8/15                                                      660,000                 330,000
D.R. Horton, Inc. 8.00%, 2/1/09                                                   295,000                 293,525
Dana Corp. 9.00%, 8/15/11                                                         375,000                 369,375
Dana Corp. 9.00%, 8/15/11                                                  EUR    155,000                 150,654
Dura Operaing Corp. 8.625%, 4/15/12, 144A-
     Private Placement (b)                                                   $    160,000                 160,800
Dynegy Holdings, Inc. 6.875%, 4/1/11, 144A-
     Private Placement (b)                                                        240,000                 165,600
Echostar DBS Corp. 9.375%, 2/1/09                                                 355,000                 328,375
Echostar DBS Corp. 9.125%, 1/15/09, 144A-
     Private Placement (b)                                                        260,000                 237,900
El Paso 7.00%, 5/15/11                                                             30,000                  28,711
El Paso Corp. 7.875%, 6/15/12, 144A-
     Private Placement (b)                                                         95,000                  95,643
Encompass Services Corp. 10.50%, 5/1/09, 144A-Private
     Placement (b)                                                                160,000                  91,200

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                                    PAR                   MARKET
                     DESCRIPTION                                                   VALUE                   VALUE
UNITED STATES (CONTINUED)
Equistar Chemicals LP 10.125%, 9/1/08                                        $    245,000             $   233,975
Exodus Communications, Inc. 11.625%, 7/15/10 (f)                                  775,000                 127,875
Fairchild Seniconductor International, Inc. 10.375%, 10/1/07                      200,000                 208,000
Fisher Scientific International 7.125%, 12/15/05                                  165,000                 163,763
Foamex LP 10.75%, 4/1/09, 144A-Private Placement (b)                              100,000                 102,000
Focal Communications Corp. 0.00%, 2/15/08 (d)                                     650,000                  45,500
Focal Communications Corp. 11.875%, 1/15/10                                       572,000                  91,520
Fresenius Medical Capital Trust II 7.875%, 2/1/08                                 615,000                 555,037
Global Crossing Holdings Ltd. 8.70%, 8/1/07 (f)                                   900,000                   9,000
Global Crossing Holdings Ltd. 9.625%, 5/15/08 (f)                               1,500,000                  15,000
Globalstar LP/Capital 11.375%, 2/15/04 (f)                                        770,000                  46,200
Globalstar LP/Capital 11.50%, 6/1/05 (f)                                          125,000                   7,500
Globix Corp. 12.50%, 2/1/10 (f)                                                   825,000                 148,500
Hanover Equipment Trust, Series 2001A,
     8.50%, 9/1/08, 144A-Private Placement (b)                                    215,000                 198,875
Hanover Equipment Trust, Series 2001B,
     8.75%, 9/1/11, 144A Private Placement (b)                                    120,000                 109,800
HCA-The Healthcare Corp. 7.69%, 6/15/25                                         1,000,000                 995,668
HealthNet, Inc. 8.375%, 4/15/11, 144A-Private
     Placement (b)                                                                220,000                 244,596
Healthsouth Corp. 7.625%, 6/1/12, 144A-Private
     Placement (b)                                                                275,000                 272,420
Hilton Hotels 7.95%, 4/15/07                                                      280,000                 290,380
Hollinger Participation Trust, PIK, 12.125%, 11/15/10,
     144A-Private Placement (b)                                                   284,484                 267,415
Horseshoe Gaming Holdings 8.625%, 5/15/09                                         595,000                 605,412
Host Marriott Corp., Series A, 7.875%, 8/1/05                                     455,000                 443,625
Intermet Corp. 9.75%, 6/15/09, 144A-Private
     Placement (b)                                                                155,000                 155,388
ISP Holdings, Inc. 10.625%, 12/15/09, 144A-Private
     Placement (b)                                                                515,000                 509,850
ISTAR Financial Inc. 8.75%, 8/15/08                                               265,000                 262,681
Jet Equipment Trust, Series 1994-A, 11.79%, 12/15/13,
     144A-Private Placement (b)                                                   300,000                 132,000
Jet Equipment Trust, Series 1995-A, 11.44%, 11/1/14,
     144A-Private Placement (b)                                                   300,000                 135,000
Johnsondiversey, Inc. 9.625%, 5/15/12, 144A-Private
     Placement (b)                                                                 70,000                  73,150
Lear Corp., Series B, 8.11%, 5/15/09                                              120,000                 123,000
Louisiana Pacific Corp. 8.875%, 8/15/10                                           115,000                 125,218
Louisiana Pacific Corp. 10.875%, 11/15/08                                         340,000                 374,000
Lyondell Chemical Co. 9.625%, 5/1/07                                              215,000                 205,325
Magnum Hunter Resources, Inc. 9.60%, 3/15/12, 144A-
     Private Placement (b)                                                         60,000                  61,800

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                                    PAR                   MARKET
                   DESCRIPTION                                                     VALUE                   VALUE
UNITED STATES (CONTINUED)
Mail Well I Corp. 9.625%, 3/15/12, 144A-Private
     Placement (b)                                                           $    280,000             $   281,400
Manitowoc Co., Inc. (The) 10.375%, 5/15/11, 144A-Private
     Placement (b,h)                                                       EUR    245,000                 260,000
Metaldyne Corp. 11.00%, 6/15/12, 144A-Private
     Placement (b)                                                           $    150,000                 146,250
Metromedia Fiber Network 10.00%, 12/15/09 (f)                                     775,000                   7,750
Michael Foods, Inc., Series B, 11.75%, 4/1/11,
     144A-Private Placement (b)                                                   325,000                 354,250
Millennium America, Inc. 9.25%, 6/15/08                                           115,000                 117,300
Mirant Americas Generation, Inc. 8.30%, 5/1/11,
     144A-Private Placement (b)                                                   290,000                 232,000
Muzak, LLC. 9.875%, 3/15/09                                                       205,000                 168,100
National Steel Corp., Series D, 9.875%, 3/1/09 (f)                                575,000                 212,750
Nextel Communications, Inc. 0.00%, 9/15/07 (d,h)                                  745,000                 406,025
Nextel Communications, Inc. 9.375%, 11/15/09 (h)                                  585,000                 296,887
NEXTMEDIA Operating, Inc. 10.75%, 7/1/11,
     144A-Private Placement (b)                                                   300,000                 303,000
NMHG Holding Co. 10.00%, 5/15/09, 144A-Private
     Placement (b,h)                                                               75,000                  76,125
OMNICARE, Inc., Series B, 8.125%, 3/15/11, 144A-Private
     Placement (b)                                                                315,000                 324,450
Owens-Illinois, Inc. 7.50%, 5/15/10                                               460,000                 411,700
Park Place Entertainment Corp. 8.50%, 11/15/06                                    325,000                 343,688
Park Place Entertainment Corp. 8.875%, 9/15/08                                    200,000                 206,250
Pegasus Communications Corp. 9.75%, 12/1/06                                        65,000                  29,250
PG&E National Energy Group 10.375%, 5/16/11,
     144A-Private Placement (b,h)                                                 255,000                 260,100
Phelps Dodge Corp. 8.75%, 6/1/11                                                  325,000                 335,278
Pliant Corp. 13.00%, 6/1/10                                                       155,000                 162,750
Prime Hospitality Corp. 8.375%, 5/1/12, 144A-Private
     Placement (b)                                                                265,000                 259,700
Primedia, Inc. 8.875%, 5/15/11, 144A-Private
     Placement (b)                                                                640,000                 480,000
Primus Telecommunications Group 11.25%, 1/15/09                                   345,000                 186,300
Primus Telecommunications Group 12.75%, 10/15/09                                  315,000                 170,100
Primus Telecommunications Group, Series B, 9.875%, 5/15/08                        155,000                  83,700
PSEG Energy Holdings, Inc. 8.625%, 2/15/08, 144A-
     Private Placement (b)                                                        205,000                 196,754
PSINet, Inc. 10.00%, 2/15/05 (f)                                                2,005,000                 192,981
PSINet, Inc., Series B 11.00%, 8/1/09 (f)                                       1,350,000                 131,625
RCN Corp. 0.00%, 10/15/07, 144A-Private
     Placement (b,d)                                                            1,360,000                 312,800

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                                    PAR                   MARKET
                      DESCRIPTION                                                  VALUE                   VALUE
UNITED STATES (CONTINUED)
Rhythms Netconnections, Inc., Series B, 0.00%, 5/15/08 (d,f,h)               $  2,243,514             $    89,741
Rhythms Netconnections, Inc., Series B, 14.00%,
     2/15/10 (f,h)                                                                262,264                  14,425
Riverwood International 10.875%, 4/1/08                                           215,000                 223,600
Salem Communications Holding Corp. 9.00%, 7/1/11,
     144A-Private Placement (b)                                                   375,000                 378,750
Schuler Homes, Inc. 9.375%, 7/15/09                                               100,000                 102,000
Six Flags, Inc. 8.875%, 2/1/10 (a)                                                250,000                 248,750
Smithfield Foods, Inc. 7.625%, 2/15/08                                            540,000                 538,650
Solectron Corp. 0.00%, 11/20/20                                                   740,000                 340,400
Starwood Hotels & Resorts Worldwide, Inc. 7.375%, 5/1/07,
     144A-Private Placement (b)                                                   125,000                 122,969
Starwood Hotels & Resorts Worldwide, Inc. 7.875%, 5/1/12,
     144A-Private Placement (b)                                                   285,000                 279,300
Station Casinos, Inc. 8.375%, 2/15/08, 144A-Private
     Placement (b)                                                                435,000                 444,244
Station Casinos, Inc. 9.75%, 4/15/07, 144A-Private
     Placement (b)                                                                300,000                 310,500
Stone Energy Corp. 8.25%, 12/15/11                                                175,000                 175,000
Stoneridge, Inc. 11.50%, 5/1/12, 144A-Private
     Placement (b)                                                                150,000                 151,500
Technical Olympic USA, Inc. 9.00%, 7/1/10, 144A-
     Private Placement (b)                                                        150,000                 147,750
Technical Olympic USA, Inc. 10.375%, 7/1/12, 144A-
     Private Placement (b)                                                        165,000                 164,175
Tekni-plex, Inc. 12.75%, 6/15/10                                                   45,000                  46,575
Tekni-plex, Inc. 12.75%, 6/15/10, 144A-Private
     Placement (b)                                                                 80,000                  82,800
Tesoro Escrow Corp. 9.625%, 4/1/12, 144A-Private
     Placement (b)                                                                335,000                 306,525
Toll Corp. 8.25%, 2/1/11                                                          475,000                 477,375
Trimas Corp. 9.875%, 6/15/12, 144A-Private
     Placement (b)                                                                135,000                 134,663
Ucar Finance, Inc. 10.25%, 2/15/12, 144A-Private
     Placement (b)                                                                200,000                 204,000
USA Waste Services, Inc. 7.125%, 10/1/07                                          430,000                 447,960
USA Waste Services, Inc. 7.125%, 12/15/17                                         200,000                 198,390
Venetian Casino Resort LLC 11.00%, 6/15/10, 144A-
     Private Placement (b)                                                        200,000                 201,250
Vintage Petroleum, Inc. 7.875%, 5/15/11, 144A-Private
     Placement (b)                                                                195,000                 176,475
Vintage Petroleum, Inc. 8.625%, 2/1/09                                            400,000                 376,000
Williams Cos., Inc. 7.50%, 1/15/31                                                345,000                 247,760
Williams Cos., Inc. 7.75%, 6/15/31                                                115,000                  84,290

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                                    PAR                   MARKET
               DESCRIPTION                                                         VALUE                   VALUE
UNITED STATES (CONTINUED)
Winstar Communications, Inc. 14.75%, 4/15/10 (d,f,h)                         $  9,540,000             $       954
WorldCom, Inc. 8.25%, 5/15/31 (f)                                                 910,000                 136,500
XM Satellite Radio, Inc. 14.00%, 3/15/10                                          185,000                  86,950
XO Communications, Inc. 9.45%, 4/15/08 (d,f)                                    3,325,000                  49,875
Young Broadcasting, Inc. 10.00%, 3/1/11,
     144A-Private Placement (b)                                                   270,000                 238,950
                                                                                                      -----------
                                                                                                       29,557,276
                                                                                                      -----------
TOTAL CORPORATE BONDS & NOTES  49.2%
     (Cost $79,547,534)                                                                                41,144,880
                                                                                                      -----------
FOREIGN GOVERNMENT & AGENCY OBLIGATIONS  44.9%

ARGENTINA  1.6%
Republic of Argentina 6.00%, 3/31/23 (f)                                        1,450,000                 623,500
Republic of Argentina 11.375%, 3/15/10 (f)                                      2,120,000                 402,800
Republic of Argentina 11.75%, 4/7/09 (f)                                        1,130,000                 214,700
Republic of Argentina 11.75%, 6/15/15 (f)                                         540,000                  91,785
                                                                                                      -----------
                                                                                                        1,332,785
                                                                                                      -----------
BRAZIL  9.1%
Brazil C Bond Euro 8.00%, 4/15/14                                               3,090,839               1,954,956
Federated Republic of Brazil 8.875%, 4/15/24                                    3,420,000               1,658,700
Federated Republic of Brazil Debt Conversion Bond,
     Series L, 3.125%, 4/15/12 (c)                                              2,390,000               1,272,675
Federated Republic of Brazil Debt Conversion Bond,
     Series Z-L, 3.125%, 4/15/12 (c)                                              530,000                 282,225
Federated Republic of Brazil, Par Bond, Series Z-L, 3.063%,
     4/15/24 (c)                                                                2,700,000               1,599,750
Federated Republic of Brazil, Series NMB-L, 3.125%,
     4/15/09 (c)                                                                1,261,177                 807,153
                                                                                                      -----------
                                                                                                        7,575,459
                                                                                                      -----------
BULGARIA  0.9%
Republic of Bulgaria 8.25%, 1/15/15, 144A-Private
     Placement (b)                                                                287,000                 285,565
Republic of Bulgaria Front Loaded Interest Reduction Bond
     2.813%, 7/28/12 (c)                                                          500,000                 455,000
                                                                                                      -----------
                                                                                                          740,565
                                                                                                      -----------
COLOMBIA  1.2%
Republic of Colombia 10.00%, 1/23/12                                            1,020,000                 962,880
                                                                                                      -----------
CROATIA  0.4%
Republic of Croatia, Series A, 2.875%, 7/31/10 (c)                                368,182                 366,801
                                                                                                      -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                                    PAR                   MARKET
                DESCRIPTION                                                        VALUE                   VALUE
DOMINICAN REPUBLIC  1.5%
Dominican Republic 9.50%, 9/27/06, 144A-Private
     Placement (b)                                                           $    485,000             $   510,463
Dominican Republic, Reg S, 9.50%, 9/27/06                                         700,000                 746,938
                                                                                                      -----------
                                                                                                        1,257,401
                                                                                                      -----------
IVORY COAST  0.5%
Ivory Coast Front Load Interest Reduction Bond,
     Series US1, 2.00%, 3/29/18 (c,f)                                           1,085,000                 206,150
Ivory Coast Government International Bond 2.00%,
     3/29/18 (c,f)                                                                313,500                  68,970
Ivory Coast Government International Bond 2.00%,
     3/29/18 (c,f)                                                                260,000                  50,492
Ivory Coast, Past Due Interest, 2.00%, 3/29/18 (c,f)                              570,000                 125,400
                                                                                                      -----------
                                                                                                          451,012
                                                                                                      -----------
JAMAICA  0.5%
Jamaica Government International Bond 10.625%, 2/6/17                             430,000                 455,800
                                                                                                      -----------
MALAYSIA  2.4%
Federation of Malaysia 7.50%, 7/15/11                                           1,870,000               1,987,010
                                                                                                      -----------
MEXICO  9.5%
United Mexican States 10.375%, 2/17/09                                            450,000                 515,250
United Mexican States 11.375%, 9/15/16                                          2,100,000               2,588,250
United Mexican States Global Notes 9.875%, 2/1/10                               2,920,000               3,263,100
United Mexican States Par Bond, Series B, 11.50%, 5/15/26                       1,200,000               1,522,200
United Mexican States, Value Rights Due, 0.00%, 6/30/03 (c)                    12,571,000                  32,685
                                                                                                      -----------
                                                                                                        7,921,485
                                                                                                      -----------
NIGERIA  0.6%
Central Bank of Nigeria 6.25%, 11/15/20 (d)                                       500,000                 334,150
Nigeria Promissory Notes, Series RC, 5.092%, 1/5/10                               540,000                 194,400
                                                                                                      -----------
                                                                                                          528,550
                                                                                                      -----------
PANAMA  1.2%
Republic of Panama 9.375%, 4/1/29                                                 300,000                 300,000
Republic of Panama 9.625%, 2/8/11                                                 540,000                 523,800
Republic of Panama 2.625%, 7/17/16 (c)                                            263,449                 197,587
                                                                                                      -----------
                                                                                                        1,021,387
                                                                                                      -----------
PERU  1.1%
Republic of Peru Front Loaded Interest Reduction Bond
     4.00%, 3/7/17 (c)                                                            880,000                 580,800
Republic of Peru, Past Due Interest, 4.50%, 3/7/17 (c)                            504,900                 363,528
                                                                                                      -----------
                                                                                                          944,328
                                                                                                      -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                                    PAR                   MARKET
            DESCRIPTION                                                            VALUE                   VALUE
PHILIPPINES  1.6%
Republic of Philippines 8.375%, 3/12/09                                      $    540,000             $   537,975
Republic of Philippines 9.375%, 1/18/17                                           790,000                 805,800
                                                                                                      -----------
                                                                                                        1,343,775
                                                                                                      -----------
QATAR  1.0%
State of Qatar 9.75%, 6/15/30                                                     650,000                 790,562
                                                                                                      -----------
RUSSIA  8.7%
Russian Federation 10.00%, 6/26/07                                              1,370,000               1,451,515
Russian Federation 12.75%, 6/24/28                                              2,300,000               2,765,750
Russian Federation 5.00%, 3/31/30, 144A-Private
     Placement (b,d)                                                              930,000                 645,769
Russian Federation 5.00%, 3/31/30 (d)                                             420,000                 291,637
Russian FTO Tekser 0.00%, 3/10/20                                                 609,808                 468,021
Russian Souzzdravexport 0.00%, 1/24/91                                            319,300                 246,952
Russian Souzzdravexport 0.00%, 12/31/91                                           900,000                 676,260
Russian Souzzdravexport 0.00%, 7/17/91                                            681,600                 521,367
Russian Unex 0.00%, 3/3/91                                                        298,313                 228,186
                                                                                                      -----------
                                                                                                        7,295,457
                                                                                                      -----------
SOUTH KOREA  0.1%
Republic of Korea 8.875%, 4/15/08                                                  50,000                  59,345
                                                                                                      -----------
TURKEY  0.4%
Government of Turkey 12.375%, 6/15/09                                             400,000                 369,800
                                                                                                      -----------
UKRAINE  0.3%
Government of Ukraine 11.00%, 3/15/07                                             257,210                 261,197
                                                                                                      -----------
VENEZUELA  2.3%
Republic of Venezuela 9.25%, 9/15/27                                            1,790,000               1,118,750
Republic of Venezuela Discount Bond, Series L, 2.875%,
     12/18/07 (c)                                                                 392,852                 294,639
Republic of Venezuela Par Bonds, Series W-A, 6.75%, 3/31/20   640,000             482,400
                                                                                                      -----------
                                                                                                        1,895,789
                                                                                                      -----------
TOTAL FOREIGN GOVERNMENT & AGENCY OBLIGATIONS  44.9%
     (Cost $38,389,933)                                                                                37,561,388
                                                                                                      -----------
LOAN AGREEMENTS  1.7%
ALGERIA  0.5%
Algerian Loan Agreement Tranche I 7.188%, 3/31/10                                 442,920                 398,628
                                                                                                      -----------
MOROCCO  1.2%
Kingdom of Morocco, Series A 2.75%, 1/5/09 (c)                                  1,185,142               1,048,851
                                                                                                      -----------
TOTAL LOAN AGREEMENTS
     (Cost $1,410,828)                                                                                  1,447,479
                                                                                                      -----------

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                                                         MARKET
                   DESCRIPTION                                                     SHARES                VALUE
COMMON STOCKS  0.4%
NETHERLANDS  0.0%
Song Networks Holding AB ADR (a)                                                   16,443             $     2,960
                                                                                                      -----------
UNITED STATES  0.4%
Focal Communications Corp.                                                          7,418                  17,284
Motient Corp.                                                                      64,179                 291,373
                                                                                                      -----------
                                                                                                          308,657
                                                                                                      -----------
TOTAL COMMON STOCKS
     (Cost $1,389,756)                                                                                    311,617
                                                                                                      -----------
PREFERRED STOCKS  2.0%
MEXICO  0.0%
Maxcom Telecomunicaciones S.A. de C.V. PIK 0.00% (g)                               58,650                     587
Maxcom Telecomunicaciones S.A. de C.V. PIK 0.00% (g)                               75,641                     756
Maxcom Telecomunicaciones S.A. de C.V. PIK 0.00% (g)                                3,615                      36
                                                                                                      -----------
                                                                                                            1,379
                                                                                                      -----------
UNITED STATES  2.0%
Broadwing Communicaitons, Inc. 12.50%                                                 676                 101,400
Dobson Communications Corp., PIK 13.00% (a)                                         1,219                 572,911
Intermedia Communications, Inc., PIK, Series B,
     13.50% (f)                                                                       117                   4,672
McLeod USA, Inc. 2.50%, 4/18/12                                                     3,365                  12,619
Nextel Communications, Inc., PIK 13.00%                                               496                 138,880
Paxson Communications, Inc., PIK 13.25%                                                43                 341,430
Primedia, Inc., Class D 10.00% (a,h)                                                  620                  18,755
Primedia, Inc., Class F 9.20% (a,h)                                                   890                  26,923
TNP Entreprises, Inc., PIK, Series D, 14.50% (a,h)                                    419                 414,810
XO Communications, Inc., PIK 13.50% (a,h)                                             871                      87
XO Communications, Inc., PIK 14.00% (a,h)                                           3,097                      62
                                                                                                      -----------
                                                                                                        1,632,549
                                                                                                      -----------
TOTAL PREFERRED STOCKS  2.0%
     (Cost $3,756,160)                                                                                  1,633,928
                                                                                                      -----------

                                                                                 NO. OF
                                                                                WARRANTS
WARRANTS  0.0%
CANADA  0.0%
GT Group Telecom, Inc., expiring 2/1/10, 144A-
     Private Placement (a,b,h)                                                     13,000                     130
                                                                                                      -----------
COLOMBIA  0.0%
Occidente Y Caribe Celular, expiring 3/15/04, 144A-
     Private Placement (a,b,h)                                                     70,000                     700
                                                                                                      -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                                  NO. OF                 MARKET
                 DESCRIPTION                                                     WARRANTS                VALUE
MEXICO  0.0%

Maxcom Telecomunicaciones S.A. de C.V., expiring
     4/1/07 (a,h)                                                                     575             $         6
                                                                                                      -----------
NIGERIA  0.0%
Central Bank of Nigeria Oil Warrants, expiring
     11/15/20 (a,h)                                                                   500                     -0-
                                                                                                      -----------
SPAIN  0.0%
ONO Finance plc , expiring 2/15/11 (a,h)                                              440                       4
                                                                                                      -----------
UNITED STATES  0.0%
McLeod USA, Inc., expiring 4/16/07 (a)                                              7,457                     932
Motient Corp., expiring 4/1/08, 144A-Private
     Placement (a,b,h)                                                              8,850                       9
TNP Enterprises, expiring 4/1/11, 144A-Private
     Placement (a,b,h)                                                                800                  24,000
XM Satellite Radio, Inc., expiring 3/15/10 (a)                                      3,700                   2,035
                                                                                                      -----------
                                                                                                           26,976
                                                                                                      -----------
VENEZUELA  0.0%
Republic of Venezuela, expiring 4/15/20 (a)                                         3,200                     -0-
                                                                                                      -----------
TOTAL WARRANTS  0.0%
     (Cost $82,104)                                                                                        27,816
                                                                                                      -----------
TOTAL LONG-TERM INVESTMENTS  98.2%
     (Cost $124,576,315)                                                                               82,127,108
                                                                                                      -----------

                                                                                   PAR
                                                                                  VALUE
SHORT TERM INVESTMENTS  0.5%
REPURCHASE AGREEMENT  0.4%
J.P. Morgan Securities Inc. ($354,000 par collateralized by
     U.S. Government obligations in a pooled cash account, dated
     06/28/02, to be sold on 07/01/02 at $354,052)                                                        354,000
                                                                                                      -----------
TREASURY BILL  0.1%
United States Treasury Bill, 07/18/02 (e)                                        $100,000                  99,922
                                                                                                      -----------
TOTAL SHORT-TERM INVESTMENTS
     (Cost $453,922)                                                                                      453,922
                                                                                                      -----------
TOTAL INVESTMENTS  98.7%
     (Cost $125,030,237)                                                                               82,581,030
                                                                                                      -----------
FOREIGN CURRENCY  0.0%
     (Cost $10,636)                                                                                        11,183
OTHER ASSETS IN EXCESS OF LIABILITIES  1.3%                                                             1,057,550
                                                                                                      -----------
NET ASSETS  100%                                                                                      $83,649,763
                                                                                                      ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

(a) NON-INCOME PRODUCING SECURITY AS THIS STOCK CURRENTLY DOES NOT DECLARE DIVIDENDS.

(b) 144A SECURITIES ARE THOSE WHICH ARE EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES MAY ONLY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, WHICH ARE NORMALLY THOSE TRANSACTIONS WITH QUALIFIED INSTITUTIONAL BUYERS.

(c)  VARIABLE/FLOATING RATE SECURITY-RATE DISCLOSED IS AS OF JUNE 30, 2002.

(d) STEP BOND-COUPON RATE INCREASES IN INCREMENTS TO MATURITY. RATE DISCLOSED IS AS OF JUNE 30, 2002. MATURITY DATE DISCLOSED IS THE ULTIMATE MATURITY DATE.

(e)  SECURITY SEGREGATED AS COLLATERAL FOR OUTSTANDING FUTURES CONTRACTS.

(f)  SECURITY IS IN DEFAULT.

(g)  SECURITY VALUED AT FAIR VALUE--SEE NOTE 1-A TO FINANCIAL STATEMENTS.

(h)  SECURITY HAS BEEN DEEMED ILLIQUID.

ADR  AMERICAN DEPOSITARY RECEIPT

EUR  EURO

GBP  BRITISH POUND

PIK PAYMENT-IN-KIND. INCOME MAY BE RECEIVED IN ADDITIONAL SECURITIES OR CASH AT THE DIRECTION OF THE ISSUER.

                       SEE NOTES TO FINANCIAL STATEMENTS

          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION+

                                                                                 MARKET              PERCENT OF
               INDUSTRY                                                          VALUE               NET ASSETS
Foreign Government & Agency Obligations                                       $37,561,388                44.9%
Industrial                                                                      5,150,299                 6.2
Energy                                                                          3,215,150                 3.8
Telecommunications                                                              2,979,436                 3.6
Communications                                                                  2,844,961                 3.4
Health Care                                                                     2,660,622                 3.2
Financials                                                                      2,596,381                 3.1
Chemicals                                                                       2,524,210                 3.0
Utilities-Electric                                                              2,499,330                 3.0
Media & Entertainment                                                           2,382,087                 2.9
Other                                                                           2,356,582                 2.8
Cable Television                                                                2,197,282                 2.6
Gaming                                                                          2,111,344                 2.5
General Industrial                                                              1,803,687                 2.2
Loan Agreements                                                                 1,447,479                 1.7
Hotel/Lodging                                                                   1,395,974                 1.7
Metals                                                                            943,241                 1.1
Banks                                                                             607,950                 0.7
Homebuilder/Building Materials                                                    577,500                 0.7
Utilities                                                                         564,050                 0.7
Real Estate                                                                       556,206                 0.7
Food and Beverage                                                                 538,650                 0.6
Supermarkets                                                                      516,909                 0.6
Technology                                                                        508,500                 0.6
Materials                                                                         369,375                 0.4
Transportation                                                                    340,388                 0.4
Packaging                                                                         235,750                 0.3
Capital Equipment                                                                 212,777                 0.3
Cable                                                                             177,600                 0.2
Consumer Goods                                                                    160,800                 0.2
Building Materials                                                                 91,200                 0.1
                                                                              -----------                ----
                                                                              $82,127,108                98.2%
                                                                              ===========                ====

+ CLASSIFIED BY SECTORS WHICH REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES.

                       SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002

ASSETS:
Total Investments (Cost $125,030,237)                                                                $ 82,581,030
Foreign Currency (Cost $10,636)                                                                            11,183
Cash                                                                                                       21,893
Margin Deposit on Futures Contracts                                                                         9,197
Receivables:
   Interest                                                                                             1,867,873
   Investments Sold                                                                                       702,126
   Fund Shares Sold                                                                                       169,586
Other                                                                                                      31,380
                                                                                                     ------------
      Total Assets                                                                                     85,394,268
                                                                                                     ------------
LIABILITIES:
Payables:
   Distributions to Shareholders                                                                          688,116
   Fund Shares Repurchased                                                                                339,721
   Distributor and Affiliates                                                                              85,721
   Investment Advisory Fee                                                                                 54,251
   Investments Purchased                                                                                   44,200
   Administrative Fee                                                                                      17,059
   Directors' Fee                                                                                           1,633
Unrealized Loss on Foreign Currency Exchange Contracts                                                    370,179
Accrued Expenses                                                                                           99,919
Directors' Deferred Compensation and Retirement Plans                                                      43,706
                                                                                                     ------------
      Total Liabilities                                                                                 1,744,505
                                                                                                     ------------
NET ASSETS                                                                                           $ 83,649,763
                                                                                                     ============
NET ASSETS CONSIST OF:
Capital (Par value $.001 per share with 2,625,000,000 shares authorized)                             $208,588,065
Accumulated Undistributed Net Investment Income                                                        (3,118,914)
Net Unrealized Depreciation on Investments, Foreign
   Currency Translations and Futures                                                                  (42,846,326)
Accumulated Net Realized Loss                                                                         (78,973,062)
                                                                                                     ------------
NET ASSETS                                                                                           $ 83,649,763
                                                                                                     ============
MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares:
      Net asset value and redemption price per share (Based on net assets of
      $22,388,146 and 3,374,305 shares of beneficial interest issued
      and outstanding)                                                                               $       6.63
      Maximum sales charge (4.75%* of offering price)                                                        0.33
                                                                                                     ------------
      Maximum offering price to public                                                               $       6.96
                                                                                                     ============
   Class B Shares:
      Net asset value and offering price per share (Based on net assets of
      $43,909,472 and 6,640,266 shares of beneficial interest issued
      and outstanding)                                                                               $       6.61
                                                                                                     ============
   Class C Shares:
      Net asset value and offering price per share (Based on net assets of
      $17,352,145 and 2,620,344 shares of beneficial interest issued
      and outstanding)                                                                               $       6.62
                                                                                                     ============

* ON SALES OF $50,000 OR MORE, SALES CHARGE WILL BE REDUCED.

                       SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2002

INVESTMENT INCOME:
Dividends                                                                                           $    114,623
Interest (Net of foreign withholding taxes of $7,642)                                                 11,022,741
                                                                                                    ------------
      Total Income                                                                                    11,137,364
                                                                                                    ------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
   of $66,573, $539,032 and $208,673, respectively)                                                      814,278
Investment Advisory Fee                                                                                  760,496
Administrative Fee                                                                                       258,315
Shareholder Reports                                                                                      108,792
Shareholder Services                                                                                      33,025
Custody                                                                                                   24,671
Legal                                                                                                     19,158
Directors' Fees and Related Expenses                                                                      14,242
Other                                                                                                     79,636
                                                                                                    ------------
      Total Expenses                                                                                   2,112,613
                                                                                                    ------------
NET INVESTMENT INCOME                                                                               $  9,024,751
                                                                                                    ============
REALIZED AND UNREALIZED GAIN/LOSS:
REALIZED GAIN/LOSS:
Investments                                                                                         $ (8,659,004)
Foreign Currency Transactions                                                                           (157,031)
Futures                                                                                                  201,599
                                                                                                    ------------
Net Realized Loss                                                                                     (8,614,436)
                                                                                                    ------------
Unrealized Appreciation/Depreciation:
   Beginning of the Period                                                                           (35,045,519)
   End of the Period:
      Investments                                                                                    (42,449,207)
      Foreign Currency Translations                                                                     (359,898)
      Futures                                                                                            (37,221)
                                                                                                    ------------
                                                                                                     (42,846,326)
                                                                                                    ------------
Net Unrealized Depreciation During the Period                                                         (7,800,807)
                                                                                                    ------------
NET REALIZED AND UNREALIZED LOSS                                                                    $(16,415,243)
                                                                                                    ============
NET DECREASE IN NET ASSETS FROM OPERATIONS                                                          $ (7,390,492)
                                                                                                    ============

                       SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 YEAR ENDED          YEAR ENDED
                                                                               JUNE 30, 2002       JUNE 30, 2001
                                                                               -------------       -------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income                                                           $  9,024,751        $ 15,010,321
Net Realized Loss                                                                 (8,614,436)         (4,668,647)
Net Unrealized Depreciation During the Period                                     (7,800,807)        (23,105,374)
                                                                                ------------        ------------
Change in Net Assets from Operations                                              (7,390,492)        (12,763,700)
                                                                                ------------        ------------
Distributions from Net Investment Income:
Class A Shares                                                                    (3,426,578)         (4,396,455)
Class B Shares                                                                    (6,503,983)         (8,267,511)
Class C Shares                                                                    (2,501,011)         (3,047,794)
                                                                                ------------        ------------
Total Distributions                                                              (12,431,572)        (15,711,760)
                                                                                ------------        ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES                              (19,822,064)        (28,475,460)
                                                                                ------------        ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                                         18,616,455          27,845,364
Net Asset Value of Shares Issued Through Dividend
    Reinvestment                                                                   7,645,827           9,826,161
Cost of Shares Repurchased                                                       (41,300,904)        (59,964,109)
                                                                                ------------        ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                               (15,038,622)        (22,292,584)
                                                                                ------------        ------------
TOTAL DECREASE IN NET ASSETS                                                     (34,860,686)        (50,768,044)
NET ASSETS:
Beginning of the Period                                                          118,510,449         169,278,493
                                                                                ------------        ------------
End of the Period (Including accumulated undistributed
    net investment income of $(3,118,914) and
    $549,810, respectively)                                                     $ 83,649,763        $118,510,449
                                                                                ============        ============

                       SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

CLASS A SHARES                                                             YEAR ENDED JUNE 30,
                                                     --------------------------------------------------------------
                                                     2002(a)       2001(a)       2000(a)        1999(a)     1998(a)
                                                     --------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                                      $ 8.11        $ 9.93        $ 9.90        $ 12.46      $14.26
                                                     ------        ------        ------        -------      ------
  Net Investment Income                                0.71          1.00          1.14           1.06        1.15
  Net Realized and Unrealized
     Gain/Loss                                        (1.36)        (1.77)        (0.06)         (2.51)      (0.67)
                                                     ------        ------        ------        -------      ------
Total from Investment Operations                      (0.65)        (0.77)         1.08          (1.45)       0.48
                                                     ------        ------        ------        -------      ------
Less:
  Distributions from Net Investment
     Income                                           (0.83)        (1.05)        (1.05)         (1.10)      (1.09)
  Distributions from Net Realized
     Gain                                               -0-           -0-           -0-          (0.01)      (1.19)
                                                     ------        ------        ------        -------      ------
Total Distributions                                   (0.83)        (1.05)        (1.05)         (1.11)      (2.28)
                                                     ------        ------        ------        -------      ------
NET ASSET VALUE, END OF THE
  PERIOD                                             $ 6.63        $ 8.11        $ 9.93        $  9.90      $12.46
                                                     ======        ======        ======        =======      ======
Total Return (b)                                      -6.92%        -8.23%        11.39%        -11.14%       3.40%
Net Assets at End of the Period
  (In millions)                                      $ 22.4        $ 31.1        $ 44.9        $  58.5      $ 91.6
Ratio of Expenses to Average
  Net Assets                                           1.53%         1.55%         1.60%          1.45%       1.45%
Ratio of Net Investment
  Income to Average
  Net Assets                                           9.46%        10.96%        11.41%         10.55%       8.36%
Portfolio Turnover                                       94%          141%          119%           121%        156%
Ratio of Net Expenses to Average
  Net Assets Excluding Country
  Tax Expense and Interest
     Expense                                            N/A          1.45%         1.46%           N/A         N/A

(a) NET INVESTMENT INCOME PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 4.75% OR A CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

N/A  NOT APPLICABLE

                       SEE NOTES TO FINANCIAL STATEMENTS

CLASS B SHARES                                                             YEAR ENDED JUNE 30,
                                                     --------------------------------------------------------------
                                                     2002(a)       2001(a)       2000(a)        1999(a)     1998(a)
                                                     --------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                                      $ 8.08        $ 9.89        $ 9.86        $ 12.40      $14.20
  Net Investment Income                                0.65          0.93          1.06           0.98        1.04
  Net Realized and Unrealized
     Gain/Loss                                        (1.34)        (1.76)        (0.06)         (2.50)      (0.65)
                                                     ------        ------        ------        -------      ------
Total from Investment Operations                      (0.69)        (0.83)         1.00          (1.52)       0.39
                                                     ------        ------        ------        -------      ------
Less:
  Distributions from Net Investment
     Income                                           (0.78)        (0.98)        (0.97)         (1.01)      (1.00)
  Distributions from Net Realized
     Gain                                               -0-           -0-           -0-          (0.01)      (1.19)
                                                     ------        ------        ------        -------      ------
Total Distributions                                   (0.78)        (0.98)        (0.97)         (1.02)      (2.19)
                                                     ------        ------        ------        -------      ------
NET ASSET VALUE, END OF THE
  PERIOD                                             $ 6.61        $ 8.08        $ 9.89        $  9.86      $12.40
                                                     ======        ======        ======        =======      ======
Total Return (b)                                      -7.48%        -8.99%        10.58%        -11.82%       2.63%
Net Assets at End of the Period
  (In millions)                                      $ 43.9        $ 64.1        $ 90.9        $ 107.0      $146.4
Ratio of Expenses to Average
  Net Assets                                           2.28%         2.30%         2.35%          2.20%       2.20%
Ratio of Net Investment
  Income to Average
  Net Assets                                           8.71%        10.21%        10.65%          9.81%       7.64%
Portfolio Turnover                                       94%          141%          119%           121%        156%
Ratio of Net Expenses to Average
  Net Assets Excluding Country
  Tax Expense and Interest
     Expense                                            N/A          2.20%         2.21%           N/A         N/A

(a) NET INVESTMENT INCOME PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 4%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN THE FIRST AND SECOND YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

N/A  NOT APPLICABLE

                       SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES                                                            YEAR ENDED JUNE 30,
                                                     --------------------------------------------------------------
                                                     2002(a)       2001(a)       2000(a)        1999(a)     1998(a)
                                                     --------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                                      $ 8.08        $ 9.89        $ 9.87        $ 12.40      $14.21
                                                     ------        ------        ------        -------      ------
  Net Investment Income                                0.64          0.93          1.06           0.98        1.04
  Net Realized and Unrealized
     Gain/Loss                                        (1.32)        (1.76)        (0.07)         (2.49)      (0.66)
                                                     ------        ------        ------        -------      ------
Total from Investment Operations                      (0.68)        (0.83)         0.99          (1.51)       0.38
                                                     ------        ------        ------        -------      ------
Less:
  Distributions from Net Investment
     Income                                           (0.78)        (0.98)        (0.97)         (1.01)      (1.00)
  Distributions from Net Realized
     Gain                                               -0-           -0-           -0-          (0.01)      (1.19)
                                                     ------        ------        ------        -------      ------
Total Distributions                                   (0.78)        (0.98)        (0.97)         (1.02)      (2.19)
                                                     ------        ------        ------        -------      ------
NET ASSET VALUE, END OF THE
  PERIOD                                             $ 6.62        $ 8.08        $ 9.89        $  9.87      $12.40
                                                     ======        ======        ======        =======      ======
Total Return (b)                                      -7.47%        -8.88%        10.57%        -11.83%       2.55%
Net Assets at End of the Period
  (In millions)                                      $ 17.4        $ 23.3        $ 33.5        $  40.6      $ 60.2
Ratio of Expenses to Average
  Net Assets                                           2.28%         2.30%         2.35%          2.20%       2.20%
Ratio of Net Investment
  Income to Average
  Net Assets                                           8.68%        10.21%        10.65%          9.81%       7.62%
Portfolio Turnover                                       94%          141%          119%           121%        156%
Ratio of Net Expenses to Average
  Net Assets Excluding Country
  Tax Expense and Interest
     Expense                                            N/A          2.20%         2.21%           N/A         N/A

(a) NET INVESTMENT INCOME PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

N/A  NOT APPLICABLE

                        SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2002

1.  SIGNIFICANT ACCOUNTING POLICIES

The Van Kampen Worldwide High Income Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek high current income consistent with relative stability of principal and, secondarily, capital appreciation, by investing primarily in a portfolio of high yielding, high risk fixed income securities of issuers located throughout the world. The Fund commenced operations on April 21, 1994. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the year. Actual results could differ from those estimates.

A SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by Van Kampen Investment Advisory Corp. (the "Adviser") in accordance with procedures established by the Fund's Board of Directors. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

     At June 30, 2002, approximately 60% of the net assets of the Fund consisted of high yield securities rated below investment grade. Investments in high yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher rated securities. Certain securities may be valued on the basis of bid prices provided by one principal market maker.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by the Adviser, or its af-filiates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank, as custodian for the Fund, takes possession of the underlying securities, which have a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares. Bond discount is accreted and premium is amortized over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2002, the

Fund had an accumulated capital loss carryforward for tax purposes of $72,550,322, which will expire between June 30, 2007 and June 30, 2010.

     At June 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes                           $125,419,855
                                                               ------------
Gross tax unrealized appreciation                              $  4,236,549
Gross tax unrealized depreciation                               (47,075,374)
                                                               ------------
Net tax unrealized depreciation on investments                 $(42,838,825)
                                                               ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

     The tax character of distributions paid during 2002 and 2001 was as follows:

                                                   2002           2001
Distributions paid from
  Ordinary income                               $12,431,572     $15,711,760
                                                ===========     ===========

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified in the Statement of Assets and Liabilities. A permanent book and tax difference related to investments in defaulted bonds totaling $12,804 has been reclassified from accumulated net realized loss to accumulated undistributed net investment income. A permanent book and tax difference related to the recognition of net realized losses on foreign currency transactions totaling $212,246 has been reclassified from accumulated net realized loss to accumulated undistributed net investment income. A permanent book and tax difference related to paydown gains on mortgage-back securities totaling $62,461 has been reclassified from accumulated net realized loss to accumulated undistributed net investment income.

     As of June 30, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income                                    $2,703,796
                                                                 ==========

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year, deferral of losses relating to straddle positions and losses relating to wash sale transactions.

F. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS

     The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

     Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                 % PER ANNUM
First $500 million                                          0.75%
Next $500 million                                           0.70%
Over $1 billion                                             0.65%

     The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

     For the year ended June 30, 2002, the Fund recognized expenses of approximately $3,100, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2002, the Fund recognized expenses of approximately $16,100, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.

     The Adviser also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank (formerly The Chase Manhattan Bank) ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JPMorgan provides certain administrative and accounting services to the Fund. JPMorgan is compensated for such services by the Adviser.

     Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2002, the Fund recognized expenses of approximately $33,000 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive market benchmarks.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $29,731 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

3.  CAPITAL TRANSACTIONS

At June 30, 2002, capital aggregated $57,026,372, $109,908,869 and $41,652,824 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                                                     SHARES         VALUE
Sales:
  Class A                                          1,766,906    $ 13,059,655
  Class B                                            427,885       3,190,983
  Class C                                            318,619       2,365,817
                                                  ----------    ------------
Total Sales                                        2,513,410    $ 18,616,455
                                                  ==========    ============
Dividend Reinvestment:
  Class A                                            295,689    $  2,198,194
  Class B                                            554,168       4,104,859
  Class C                                            181,215       1,342,774
                                                  ----------    ------------
Total Dividend Reinvestment                        1,031,072    $  7,645,827
                                                  ==========    ============
Repurchases:
  Class A                                         (2,526,432)   $(18,728,728)
  Class B                                         (2,273,639)    (16,943,090)
  Class C                                           (766,550)     (5,629,086)
                                                  ----------    ------------
Total Repurchases                                 (5,566,621)   $(41,300,904)
                                                  ==========    ============

     At June 30, 2001, capital aggregated $60,497,251, $119,556,117 and
$43,573,319 for Classes A, B, and C, respectively. For the year ended June 30, 2001, transactions were as follows:

                                                     SHARES         VALUE
Sales:
  Class A                                          2,040,945    $ 18,119,686
  Class B                                            662,039       6,044,319
  Class C                                            394,959       3,681,359
                                                  ----------    ------------
Total Sales                                        3,097,943    $ 27,845,364
                                                  ==========    ============
Dividend Reinvestment:
  Class A                                            349,896    $  3,176,408
  Class B                                            542,639       4,869,277
  Class C                                            197,208       1,780,476
                                                  ----------    ------------
Total Dividend Reinvestment                        1,089,743    $  9,826,161
                                                  ==========    ============
Repurchases:
  Class A                                         (3,077,283)   $(27,521,860)
  Class B                                         (2,461,371)    (22,496,693)
  Class C                                         (1,089,143)     (9,945,556)
                                                  ----------    ------------
Total Repurchases                                 (6,627,797)   $(59,964,109)
                                                  ==========    ============

     Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the years ended June 30, 2002 and June 30, 2001, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                           CONTINGENT DEFERRED SALES
                                           CHARGE AS A PERCENTAGE OF
                                        DOLLAR AMOUNT SUBJECT TO CHARGE
                                        -------------------------------
YEAR OF REDEMPTION                             CLASS B     CLASS C
First                                           4.00%       1.00%
Second                                          4.00%        None
Third                                           3.00%        None
Fourth                                          2.50%        None
Fifth                                           1.50%        None
Thereafter                                       None        None

     For the year ended June 30, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $4,400 and CDSC on redeemed shares of Classes B and C of approximately $167,200. Sales charges do not represent expenses of the Fund.

4.  INVESTMENT TRANSACTIONS

For the year ended June 30, 2002, the Fund made purchases of $94,092,464 and sales of $113,299,205 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5.  DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended June 30, 2002, are payments retained by Van Kampen of approximately $434,700 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $68,900.

6.  DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the portfolio's effective yield, foreign currency exposure, maturity and duration, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

     Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FORWARD FOREIGN CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

     At June 30, 2002, the Fund had outstanding forward foreign currency contracts as follows:

                                                                  UNREALIZED
                                                   CURRENT       APPRECIATION/
FORWARD FOREIGN CURRENCY CONTRACTS                  VALUE        DEPRECIATION
SHORT CONTRACTS:
British Pound, 845,000 expiring 7/29/02           $1,291,901      $ (70,031)
Euro, 3,650,000 expiring 7/31/02                   3,615,379       (338,840)
                                                  ----------      ---------
                                                  $4,907,280      $(408,871)
                                                  ----------      ---------
LONG CONTRACTS:
British Pound, 165,000 expiring 7/29/02           $  252,265      $  12,580
Euro, 505,000 expiring 7/31/02                       500,210         26,112
                                                  ----------      ---------
                                                  $  752,475      $  38,692
                                                  ----------      ---------
                                                                  $(370,179)
                                                                  =========

B. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures of foreign government bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the Investment Company Act of 1940, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

     Transactions in futures contracts for the year ended June 30, 2002, were as follows:

                                                        CONTRACTS
Outstanding at June 30, 2001                                37
Futures Opened                                             394
Futures Closed                                            (401)
                                                          ----
Outstanding at June 30, 2002                                30
                                                          ====

     The futures contracts outstanding as of June 30, 2002, and the descriptions and the unrealized appreciation are as follows:

                                                              UNREALIZED
                                                             APPRECIATION/
                                                CONTRACTS    DEPRECIATION
SHORT CONTRACTS:
U.S. Long Bond--September 2002
  (Current notional value $103 per contract)        8         $ (5,626)
U.S. 10 Year Note--September 2002
  (Current notional value $107 per contract)       19          (37,912)

LONG CONTRACTS:
U.S. 5 Year Note--September 2002
  (Current notional value $107 per contract)        3            6,317
                                                   --         --------
                                                   30         $(37,221)
                                                   ==         ========

                                                                      APPENDIX C

                         UNAUDITED FINANCIAL STATEMENTS
                           OF THE LATIN AMERICAN FUND

                For the Six-Month Period Ended December 31, 2002

                                 BY THE NUMBERS

Your Fund's Investments
DECEMBER 31, 2002 (UNAUDITED)

The following pages detail your Fund's portfolio of investments at the end of the reporting period.

                                                                          MARKET
DESCRIPTION                                                SHARES          VALUE
COMMON STOCKS  97.6%
BRAZIL  36.1%
Aracruz Celulose S.A. ADR                                   11,000      $   204,160
Banco Bradesco S.A. ADR                                     30,566          455,433
Banco Itau S.A. ADR                                         24,262          577,436
Brasil Telecom Participacoes S.A.                           13,318          336,280
CEMIG ADR                                                   31,673          232,163
Cia de Bebidas das Americas (AmBev) ADR                     90,696        1,411,230
Cia Siderurgica Nacional ADR                                23,628          338,826
CVRD                                                        31,997              -0-
CVRD ADR (a)                                                 9,490          274,356
CVRD ADR                                                    45,083        1,239,782
Empresa Brasileira de Aeronautica S.A. ADR                  37,431          595,153
Gerdau S.A. ADR                                             29,427          261,900
Lojas Arupau S.A. GDR (a,c)                                 10,410              -0-
Pao de Acucar ADR                                            5,900           90,270
Petroleo Brasileiro S.A. ADR                                63,693          853,486
Petroleo Brasileiro S.A. ADR                                68,134        1,017,922
Tele Centro S.A. ADR                                        39,200          156,800
Votorantim Celulose e Papel S.A. ADR                         9,232          151,774
                                                                        -----------
                                                                          8,196,971
                                                                        -----------
CHILE  5.0%
Banco de Chile                                              13,748          219,281
Banco Santiago S.A. ADR                                     18,564          345,847
CCU ADR                                                     33,506          489,188
D&S ADR                                                      8,780           87,800
                                                                        -----------
                                                                          1,142,116
                                                                        -----------
LUXEMBOURG  2.6%
Quilmes Industrial S.A. ADR (a)                             17,297          107,760
Tenaris S.A. (a)                                            24,495          470,794
                                                                        -----------
                                                                            578,554
                                                                        -----------
MEXICO  52.1%
America Movil S.A. de C.V.                                 141,604        2,033,433
America Telecom S.A. de C.V., Class A1 (a)                  75,568           44,452
Carso Global Telecom, Class A1 (a)                          73,668           82,406
Cemex CPO                                                  162,005          701,918


                                               See Notes to Financial Statements

Your Fund's Investments
DECEMBER 31, 2002 (UNAUDITED)


                                                                           MARKET
DESCRIPTION                                                SHARES          VALUE
MEXICO (CONTINUED)
FEMSA                                                      133,362      $   485,479
FEMSA ADR                                                   10,891          396,650
Grupo Aeroportuario de Sureste S.A. de C.V. ADR                300            3,525
Grupo Aeroportuario de Sureste S.A. de C.V., Class B (a)   203,600          225,786
Grupo Financiero Bancomer S.A. de C.V. Class O (a)       1,735,500        1,323,800
Grupo Modelo S.A., Series C                                308,602          758,857
Kimberly-Clark de Mexico S.A., Class A                     161,175          373,018
Panamerican Beverages, Inc., Class A                        10,810          224,632
Telmex ADR                                                 114,806        3,671,496
Wal-Mart de Mexico S.A. de C.V., Class C                   377,137          733,544
Wal-Mart de Mexico S.A. de C.V., Class V                   329,066          755,233
                                                                        -----------
                                                                         11,814,229
                                                                        -----------
VENEZUELA  1.8%
CANTV ADR                                                   32,346          407,560
                                                                        -----------
TOTAL COMMON STOCKS  97.6%
    (Cost $19,898,494)                                                   22,139,430
                                                                        -----------
PREFERRED STOCKS  0.0%
BRAZIL  0.0%
Banco Nacional S.A. (a,c)                                8,115,000              -0-
Lojas Arapua S.A. ADR 144A-Private Placement (a,b,c)    19,195,300              -0-
                                                                        -----------
TOTAL PREFERRED STOCKS
    (Cost $355,474)                                                             -0-
                                                                        -----------
TOTAL LONG-TERM INVESTMENTS  97.6%
    (Cost $20,253,968)                                                   22,139,430
                                                                        -----------


See Notes to Financial Statements

Your Fund's Investments
DECEMBER 31, 2002 (UNAUDITED)


                                                                          MARKET
DESCRIPTION                                                                VALUE
Repurchase Agreement  1.7%
J.P. Morgan Securities, Inc. ($381,000 par collateralized by
    U.S. Government obligations in a pooled cash account,
    dated 12/31/02, to be sold on 1/2/03 at $381,018)
    (Cost $381,000)                                                     $   381,000
                                                                        -----------

Total Investments  99.3%
    (Cost $20,634,968)                                                   22,520,430

Foreign Currency  0.2%
    (Cost $46,554)                                                           46,363

Other Assets in Excess of Liabilities  0.5%                                 107,315
                                                                        -----------
Net Assets  100%                                                        $22,674,108
                                                                        ===========


(a) Non-income producing security as this stock currently does not declare dividends.
(b) 144A Securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
(c)  Security valued at fair value--see note 1-A to financial statements.
ADR  American Depositary Receipt
CPO  Certificate of Participation
GDR  Global Depositary Receipt

          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION+



                                                         MARKET         PERCENT OF
INDUSTRY                                                  VALUE         NET ASSETS
Telecommunication Services                             $ 6,732,425          29.7%
Consumer Staples                                         4,424,885          19.5%
Materials                                                3,172,716          14.0%
Financials                                               2,921,797          12.9%
Energy                                                   2,342,202          10.3%
Consumer Discretionary                                   1,488,778           6.6%
Industrials                                                824,464           3.6%
Utilities                                                  232,163           1.0%
                                                       -----------      ---------
                                                       $22,139,430          97.6%
                                                       ===========      =========

+ Classified by sectors which represent broad groupings of related industries.

                                               See Notes to Financial Statements

Financial Statements
Statement of Assets and Liabilities
DECEMBER 31, 2002 (UNAUDITED)



ASSETS:
Total Investments (Cost $20,634,968)                                    $22,520,430
Foreign Currency (Cost $46,554)                                              46,363
Receivables:
  Investments Sold                                                          247,117
  Dividends                                                                 142,615
  Fund Shares Sold                                                            1,406
  Interest                                                                        9
Other                                                                        26,506
                                                                        -----------
    Total Assets                                                         22,984,446
                                                                        -----------
LIABILITIES:
Payables:
  Fund Shares Repurchased                                                   123,843
  Investments Purchased                                                      27,895
  Distributor and Affiliates                                                 21,134
  Investment Advisory Fee                                                    11,978
  Administrative Fee                                                          5,309
  Directors' Fee                                                                155
Accrued Expenses                                                             84,108
Directors' Deferred Compensation and Retirement Plans                        35,916
                                                                        -----------
    Total Liabilities                                                       310,338
                                                                        -----------
NET ASSETS                                                              $22,674,108
                                                                        ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 2,625,000,000 shares
 authorized)                                                            $59,605,627
Net Unrealized Appreciation on Investments
  and Foreign Currency Translations                                       1,882,072
Accumulated Net Investment Loss                                            (147,325)
Accumulated Net Realized Loss                                           (38,666,266)
                                                                        -----------
NET ASSETS                                                              $22,674,108
                                                                        ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of $11,640,599 and 1,275,500 shares of beneficial
    interest issued and outstanding)                                    $      9.13
    Maximum sales charge (5.75%* of offering price)                            0.56
                                                                        -----------
    Maximum offering price to public                                    $      9.69
                                                                        ===========
  Class B Shares:
    Net asset value and offering price per share (Based on net assets of $7,485,195 and 861,678 shares of beneficial interest
    issued and outstanding)                                             $      8.69
                                                                        ===========
  Class C Shares:
    Net asset value and offering price per share (Based on net assets of $3,548,314 and 408,518 shares of beneficial interest
    issued and outstanding)                                             $      8.69
                                                                        ===========

* On sales of $50,000 or more, sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
FOR THE SIX MONTHS ENDED DECEMBER 31, 2002 (UNAUDITED)



INVESTMENT INCOME:
Dividends                                                               $   264,661
Interest                                                                      5,061
                                                                        -----------
    Total Income                                                            269,722
                                                                        -----------
EXPENSES:
Investment Advisory Fee                                                     150,771
Distribution (12b-1) and Service Fees (Attributed to Classes A, B
  and C of $15,371, $40,254 and $18,879, respectively)                       74,504
Administrative Fee                                                           31,157
Custody                                                                      30,853
Shareholder Reports                                                          30,121
Country Tax                                                                  12,582
Shareholder Services                                                         11,711
Legal                                                                         7,816
Directors' Fees and Related Expenses                                          5,858
Other                                                                        30,420
                                                                        -----------
    Total Expenses                                                          385,793
    Investment Advisory Fee Reduction                                        75,926
    Less Credits Earned on Cash Balances                                        808
                                                                        -----------
    Net Expenses                                                            309,059
                                                                        -----------
NET INVESTMENT LOSS                                                     $   (39,337)
                                                                        ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
    Investments                                                         $(4,333,743)
    Foreign Currency Transactions                                           (40,047)
                                                                        -----------
Net Realized Loss                                                        (4,373,790)
                                                                        -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period                                                   730,611
                                                                        -----------
  End of the Period:
    Investments                                                           1,885,462
    Foreign Currency Translations                                            (3,390)
                                                                        -----------
                                                                         1,882,072
                                                                        -----------
Net Unrealized Appreciation During the Period                             1,151,461
                                                                        -----------
NET REALIZED AND UNREALIZED LOSS                                        $(3,222,329)
                                                                        ===========
NET DECREASE IN NET ASSETS FROM OPERATIONS                              $(3,261,666)
                                                                        ===========


                                               See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)


                                                        SIX MONTHS ENDED   YEAR ENDED
                                                       DECEMBER 31, 2002  JUNE 30, 2002
                                                       ----------------- --------------
From Investment Activities:
Operations:
Net Investment Income/Loss                               $    (39,337)   $    206,104
Net Realized Loss                                          (4,373,790)     (4,317,096)
Net Unrealized Appreciation/Depreciation During the
   Period                                                   1,151,461      (4,014,410)
                                                         ------------    ------------
Change in Net Assets from Operations                       (3,261,666)     (8,125,402)
                                                         ------------    ------------
Distributions from Net Investment Income:
Class A Shares                                                    -0-        (160,984)
Class B Shares                                                    -0-         (22,312)
Class C Shares                                                    -0-         (10,984)
                                                         ------------    ------------
Total Distributions                                               -0-        (194,280)
                                                         ------------    ------------
Net Change in Net Assets from Investment Activities        (3,261,666)     (8,319,682)
                                                         ------------    ------------
From Capital Transactions:
Proceeds from Shares Sold                                   6,149,284      12,968,463
Net Asset Value of Shares Issued Through Dividend
   Reinvestment                                                   -0-         169,057
Cost of Shares Repurchased                                 (9,478,947)    (23,846,853)
                                                         ------------    ------------
Net Change in Net Assets from Capital Transactions         (3,329,663)    (10,709,333)
                                                         ------------    ------------
Total Decrease in Net Assets                               (6,591,329)    (19,029,015)
Net Assets:
Beginning of the Period                                    29,265,437      48,294,452
                                                         ------------    ------------
End of the Period (Including accumulated undistributed
   net investment income/loss of $(147,325) and
   $(107,988), respectively)                             $ 22,674,108    $ 29,265,437
                                                         ============    ============

See Notes to Financial Statements

Financial Highlights
(UNAUDITED)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

                                 SIX MONTHS
                                    ENDED                                YEAR ENDED JUNE 30,
CLASS A SHARES                   DECEMBER 31,   --------------------------------------------------------------------
                                    2002(a)      2002(a)        2001(a)        2000(a)       1999(a)        1998(a)
                                 ------------   ---------      ---------      --------      --------       ---------
Net Asset Value, Beginning
   of the Period                 $  10.21       $  12.70       $  14.24       $  11.54      $  11.42       $  17.39
                                 --------       ---------      ---------      --------      --------       --------
   Net Investment
      Income/Loss                     -0-(c)        0.10           0.11           0.04          0.09          (0.01)
   Net Realized and Unrealized
      Gain/Loss                     (1.08)         (2.49)         (1.65)          2.66          0.19          (2.73)
                                 --------       ---------      ---------      --------      --------       --------
Total from Investment
   Operations                       (1.08)         (2.39)         (1.54)          2.70          0.28          (2.74)
                                 --------       ---------      ---------      --------      --------       --------
Less:
   Distributions from Net
      Investment Income               -0-          (0.10)           -0-            -0-         (0.11)           -0-
   Distributions from Net
      Realized Gain                   -0-            -0-            -0-            -0-         (0.05)         (3.23)
                                 --------       ---------      ---------      --------      --------       --------
Total Distributions                   -0-          (0.10)           -0-            -0-         (0.16)         (3.23)
                                 --------       ---------      ---------      --------      --------       --------
Net Asset Value, End
   of the Period                 $   9.13       $  10.21       $  12.70       $  14.24      $  11.54       $  11.42
                                 ========       =========      =========      ========      ========       ========
Total Return* (b)                  -10.58%**      -18.94%        -10.74%         23.29%         3.00%        -17.37%
Net Assets at End of
   the Period (In millions)      $   11.6       $   14.8       $   26.5       $   38.5      $   34.1       $   44.4
Ratio of Expenses to Average
   Net Assets*                       2.20%          2.19%          2.18%          2.17%         2.20%          2.25%
Ratio of Net Investment
   Income/Loss to Average
   Net Assets*                       0.07%          0.92%          0.84%          0.31%         0.98%         (0.09)%
Portfolio Turnover                     45%**          48%            61%            78%          163%           249%

*    If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average
      Net Assets                     2.83%          2.63%          2.20%          2.38%         2.44%          2.41%
Ratio of Net Investment
      Income/Loss to Average
      Net Assets                    (0.56)%         0.48%          0.82%          0.10%         0.74%         (0.24)%
Ratio of Expenses to Average
      Net Assets Excluding
      Country Tax Expense and
      Interest Expense               2.10%          2.10%          2.10%          2.10%         2.10%          2.10%

**   Non-Annualized
(a) Net investment income/loss per share is based upon daily average shares outstanding.
(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge(CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)  Amount is less than $0.01 per share.

                                               See Notes to Financial Statements

Financial Highlights
(UNAUDITED)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

                                   SIX MONTHS
                                      ENDED                        YEAR ENDED JUNE 30,
CLASS B SHARES                     DECEMBER 31,   -----------------------------------------------------
                                     2002(a)       2002(a)    2001(a)   2000(a)    1999(a)      1998(a)
                                   ------------   --------   --------   -------    -------     --------
Net Asset Value, Beginning
   of the Period                     $  9.76      $ 12.12    $ 13.70    $ 11.19    $ 11.03     $ 16.99
                                     -------      -------    -------    -------    -------     -------
   Net Investment
      Income/Loss                      (0.03)        0.02       0.01      (0.06)      0.02       (0.08)
   Net Realized and Unrealized
      Gain/Loss                        (1.04)       (2.36)     (1.59)      2.57       0.22       (2.65)
                                     -------      -------    -------    -------    -------     -------
Total from Investment
   Operations                          (1.07)       (2.34)     (1.58)      2.51       0.24       (2.73)
                                     -------      -------    -------    -------    -------     -------
Less:
   Distributions from Net
      Investment Income                  -0-        (0.02)       -0-        -0-      (0.03)        -0-
   Distributions from Net Realized
       Gain                              -0-          -0-        -0-        -0-      (0.05)      (3.23)
                                     -------      -------    -------    -------    -------     -------
Total Distributions                      -0-        (0.02)       -0-        -0-      (0.08)      (3.23)
                                     -------      -------    -------    -------    -------     -------
Net Asset Value, End
   of the Period                     $  8.69      $  9.76    $ 12.12    $ 13.70    $ 11.19     $ 11.03
                                     =======      =======    =======    =======    =======     =======
Total Return* (b)                     -10.87%**    -19.53%    -11.39%     22.32%      2.47%    -17.82%
Net Assets at End of
   the Period (In millions)          $   7.5      $   9.8    $  14.5    $  19.6    $  18.6     $  24.2
Ratio of Expenses to Average
   Net Assets*                          2.95%        2.94%      2.93%      2.92%      2.96%       2.99%
Ratio of Net Investment
   Income/Loss to Average
   Net Assets*                         (0.74)%       0.19%      0.09%     (0.47)%     0.20%      (0.58)%
Portfolio Turnover                        45%**        48%        61%        78%       163%        249%

* If certain expenses had not been
  voluntarily assumed by Van Kampen,
  total return would have been lower
  and the ratios would have been as
  follows:

Ratio of Expenses to Average
      Net Assets                        3.58%        3.40%      2.95%      3.13%      3.20%       3.16%
Ratio of Net Investment
      Income/Loss to Average
      Net Assets                       (1.37)%      (0.27)%     0.07%     (0.68)%    (0.04)%     (0.73)%
Ratio of Expenses to Average
      Net Assets Excluding
      Country Tax Expense and
      Interest Expense                  2.85%        2.85%      2.85%      2.85%      2.85%       2.85%

**   Non-Annualized
(a) Net investment income/loss per share is based upon daily average shares outstanding.
(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Financial Highlights
(UNAUDITED)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.


                                SIX MONTHS
                                  ENDED                       YEAR ENDED JUNE 30,
CLASS C SHARES                 DECEMBER 31,   ------------------------------------------------------
                                  2002(a)      2002(a)   2001(a)     2000(a)   1999(a)     1998(a)
                               ------------   --------   -------    --------   -------     --------
Net Asset Value, Beginning
   of the Period                 $  9.75      $ 12.11    $ 13.69    $ 11.18    $ 11.04     $ 17.01
                                 -------      -------    -------    -------    -------     -------
   Net Investment
      Income/Loss                  (0.03)        0.02       0.01      (0.06)      0.02       (0.11)
   Net Realized and Unrealized
      Gain/Loss                    (1.03)       (2.36)     (1.59)      2.57       0.20       (2.63)
                                 -------      -------    -------    -------    -------     -------
Total from Investment
   Operations                      (1.06)       (2.34)     (1.58)      2.51       0.22       (2.74)
                                 -------      -------    -------    -------    -------     -------
Less:
   Distributions from Net
      Investment Income              -0-        (0.02)       -0-        -0-      (0.03)        -0-
   Distributions from Net
      Realized Gain                  -0-          -0-        -0-        -0-      (0.05)      (3.23)
                                 -------      -------    -------    -------    -------     -------
Total Distributions                  -0-        (0.02)       -0-        -0-      (0.08)      (3.23)
                                 -------      -------    -------    -------    -------     -------
Net Asset Value, End
   of the Period                 $  8.69      $  9.75    $ 12.11    $ 13.69    $ 11.18     $ 11.04
                                 =======      =======    =======    =======    =======     =======
Total Return* (b)                 -10.87%**    -19.47%    -11.40%     22.34%      2.28%     -17.86%
Net Assets at End of
   the Period (In millions)      $   3.6      $   4.6    $   7.2    $  10.8    $  10.4     $  14.6
Ratio of Expenses to Average
   Net Assets*                      2.95%        2.94%      2.93%      2.92%      2.96%       3.00%
Ratio of Net Investment
   Income/Loss to Average
   Net Assets*                     (0.74)%       0.19%      0.05%     (0.47)%     0.23%      (0.77)%
Portfolio Turnover                    45%**        48%        61%        78%       163%        249%

* If certain expenses had not
  been voluntarily assumed by
  Van Kampen, total return
  would have been lower and the
  ratios would have been as
  follows:

Ratio of Expenses to Average
      Net Assets                    3.58%        3.40%      2.95%      3.13%      3.20%       3.16%
Ratio of Net Investment
      Income/Loss to Average
      Net Assets                   (1.37)%      (0.27)%     0.03%     (0.68)%    (0.01)%     (0.93)%
Ratio of Expenses to Average
      Net Assets Excluding
      Country Tax Expense and
      Interest Expense              2.85%        2.85%      2.85%      2.85%      2.85%       2.85%

**   Non-Annualized
(a) Net investment income/loss per share is based upon daily average shares outstanding.
(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               See Notes to Financial Statements

Notes to
Financial Statements
DECEMBER 31, 2002 (UNAUDITED)



1.   SIGNIFICANT ACCOUNTING POLICIES

The Van Kampen Latin American Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek long-term capital appreciation by investing primarily in equity securities of Latin American issuers and investing in debt securities issued or guaranteed by Latin American governments or governmental entities. Under normal market conditions, the Fund invests primarily in equity securities. The Fund commenced operations on July 6, 1994. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by Van Kampen Investment Advisory Corp. (the "Adviser") in accordance with procedures established by the Fund's Board of Directors. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a

Notes to
Financial Statements
DECEMBER 31, 2002 (UNAUDITED)

pooled cash account along with other investment companies advised by the Adviser, or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank, as custodian for the Fund, takes possession of the underlying securities, which have a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $27,204,237, which will expire between June 30, 2007 and June 30, 2010.

Notes to
Financial Statements
DECEMBER 31, 2002 (UNAUDITED)

     At December 31, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

  Cost of investments for tax purposes                             $ 23,384,480
                                                                   ------------
  Gross tax unrealized appreciation                                $  1,831,488
  Gross tax unrealized depreciation                                  (2,695,538)
                                                                   ------------
  Net tax unrealized depreciation on investments                   $   (864,050)
                                                                   ------------

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

     The tax character of distributions paid during the year ended June 30, 2002 was as follows:

     Distributions paid from:                                          $194,280
       Ordinary income                                                      -0-
                                                                       --------
       Long-term capital gain                                          $194,280
                                                                       --------

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the six months ended December 31, 2002, the Fund's custody fee was reduced by $808 as a result of credits earned on cash balances.

G. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates.

A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/ depreciation on foreign currency translation.

Notes to
Financial Statements
DECEMBER 31, 2002 (UNAUDITED)


     Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:



   AVERAGE DAILY NET ASSETS                                          % PER ANNUM
   First $500 million                                                    1.25%
   Next $500 million                                                     1.20%
   Over $1 billion                                                       1.15%

     The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser", a wholly owned subsidiary of Morgan Stanley), to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

     For the six months ended December 31, 2002, the Adviser voluntarily waived $75,926 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

Notes to
Financial Statements
DECEMBER 31, 2002 (UNAUDITED)


     For the six months ended December 31, 2002, the Fund recognized expenses of approximately $700, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended December 31, 2002, the Fund recognized expenses of approximately $7,100, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.

     The Adviser also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JPMorgan provides certain administrative and accounting services to the Fund. JPMorgan is compensated for such services by the Adviser.

     Van Kampen Investor Services, Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended December 31, 2002, the Fund recognized expenses of approximately $11,700 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $26,120 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

     For the six months ended December 31, 2002, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $42.

Notes to
Financial Statements
DECEMBER 31, 2002 (UNAUDITED)

3.   CAPITAL TRANSACTIONS

At December 31, 2002, capital aggregated $29,579,515, $20,215,495 and $9,810,617 for Classes A, B, and C, respectively. For the six months ended December 31, 2002, transactions were as follows:

                                                      SHARES            VALUE
   Sales:
     Class A                                           686,719    $   5,939,695
     Class B                                            21,178          186,346
     Class C                                             2,569           23,243
                                                    ----------    -------------
   Total Sales                                         710,466    $   6,149,284
                                                    ==========    ==============
   Repurchases:
     Class A                                          (863,219)   $  (7,502,240)
     Class B                                          (166,146)      (1,412,888)
     Class C                                           (67,469)        (563,819)
                                                    ----------    -------------
   Total Repurchases                                (1,096,834)   $  (9,478,947)
                                                    ==========    =============

     At June 30, 2002, capital aggregated $31,142,060, $21,442,037 and
$10,351,193 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                                                      SHARES            VALUE
   Sales:
     Class A                                         1,077,767    $  12,024,295
     Class B                                            43,821          492,101
     Class C                                            41,423          452,067
                                                    ----------    -------------
   Total Sales                                       1,163,011    $  12,968,463
                                                    ==========    =============

   Dividend Reinvestment:
     Class A                                            12,691    $     140,105
     Class B                                             1,892           20,053
     Class C                                               839            8,899
                                                    ----------    -------------
   Total Dividend Reinvestment                          15,422    $     169,057
                                                    ==========    =============

   Repurchases:
     Class A                                        (1,728,371)   $ (19,514,175)
     Class B                                          (236,629)      (2,520,835)
     Class C                                          (166,301)      (1,811,843)
                                                    ----------    -------------
   Total Repurchases                                (2,131,301)   $ (23,846,853)
                                                    ==========    =============

     Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the six months ended December 31, 2002 and year ended June 30, 2002, 3,880 and 1,157 Class B Shares converted to Class A Shares, respectively and are shown in the above

Notes to
Financial Statements
DECEMBER 31, 2002 (UNAUDITED)

tables as sales of Class A Shares and repurchases of Class B Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:



                                                    CONTINGENT DEFERRED SALES
                                                    CHARGE AS A PERCENTAGE OF
                                                 DOLLAR AMOUNT SUBJECT TO CHARGE
                                                 -------------------------------
YEAR OF REDEMPTION                                   CLASS B         CLASS C

First                                                 5.00%            None
Second                                                4.00%            None
Third                                                 3.00%            None
Fourth                                                2.50%            None
Fifth                                                 1.50%            None
Thereafter                                            None             None

     For the six months ended December 31, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $600 and CDSC on redeemed shares of Classes B and C of approximately $11,300. Sales charges do not represent expenses of the Fund.

4.   INVESTMENT TRANSACTIONS

For the six months ended December 31, 2002, the Fund made purchases of $10,315,279 and sales of $13,018,127 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5.   DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the six months ended December 31, 2002, are payments retained by Van Kampen of approximately $35,100 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $6,100. Also, the amount of distribution expenses incurred by Van Kampen and not yet reimbursed was approximately $638,500 and $52,500 for Class B and Class C Shares, respectively and are shown in the

Notes to
Financial Statements
DECEMBER 31, 2002 (UNAUDITED)

above tables as sales of Class A Shares and repurchases of Class B Shares. This amount may be recovered from future payments under the distribution plan or CDSC.

6.   DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate, or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the Fund's foreign currency exposure or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

     Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FORWARD FOREIGN CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

     At December 31, 2002, the Fund had no outstanding forward foreign currency contracts.

                                                                      APPENDIX D

                         UNAUDITED FINANCIAL STATEMENTS
                            OF THE ASIAN EQUITY FUND

                For the Six-Month Period Ended December 31, 2002

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.



                                                                  MARKET
DESCRIPTION                                         SHARES         VALUE

COMMON STOCKS 100.1%
CHINA 3.9%
Byd Co., Ltd. (a)                                    66,000    $      132,872
China Mobile Ltd. (a)                               577,000         1,372,488
China Shipping Development Co.                      209,000            43,684
China Southern Airlines Co., Ltd., Class H        1,000,000           269,282
Huaneng Power International, Inc., Class H          444,000           355,838
                                                               --------------
                                                                    2,174,164
                                                               --------------
HONG KONG 22.2%
Cathay Pacific Airways Ltd.                         269,000           367,359
Cheung Kong Holdings Ltd.                           222,000         1,444,701
CNOOC Ltd.                                          367,500           478,313
Cosco Pacific Ltd.                                  196,000           160,851
Esprit Holdings Ltd.                                328,000           553,081
Henderson Land Development Co., Ltd.                323,000           969,186
Hong Kong Exchanges & Clearing Ltd.                 274,000           344,323
Hutchison Whampoa Ltd.                              325,930         2,039,544
Johnson Electric Holdings Ltd.                      621,800           681,719
Li & Fung Ltd.                                      654,000           620,581
QPL International Holdings Ltd. (a)                 899,000           195,973
Sinopec Shanghai Petrochemical Co., Ltd. (a)      1,171,000           177,185
SmarTone Telecommunications Holdings Ltd.           307,900           343,493
Sun Hung Kai Properties Ltd.                        285,000         1,688,402
Swire Pacific Ltd., Class A                         125,000           477,656
Techtronic Industries Co., Ltd.                     464,000           440,290
Television Broadcasts Ltd.                          128,000           403,770
TPV Technology Ltd.                                 991,000           305,653
Wharf Holdings Ltd.                                 372,000           701,212
                                                               --------------
                                                                   12,393,292
                                                               --------------
INDIA 0.0%
Hero Honda Motors Ltd.                                  500             2,830
                                                               --------------
INDONESIA 3.9%
PT Astra International Tbk (a)                    2,649,000           932,330
PT Bank Central Asia Tbk                            906,000           253,073
PT Bank Pan Indonesia Tbk (a)                     2,624,000            52,773
PT Telekomunikasi Tbk                             1,638,000           704,614
Ramayana Lestari Sentosa Tbk                        926,000           261,246
                                                               --------------
                                                                    2,204,036
                                                               --------------


                        SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)



                                                                MARKET
DESCRIPTION                                       SHARES         VALUE

KOREA 29.4%
CJ Home Shopping                                    9,381    $      334,570
Daishin Securities Co., Ltd.                       29,410           354,591
Humax Co., Ltd.                                    12,880           158,007
Hyundai Marine & Fire Insurance Co., Ltd.          11,380           242,750
Hyundai Mobis                                      49,630           912,216
Hyundai Motor Co., Ltd.                             9,510           222,505
Kookmin Bank                                       10,995           389,351
LG Chemical Ltd.                                   13,990           478,896
LG Electronics, Inc. (a)                           37,920         1,320,430
LG Securities Co.                                  31,378           351,863
Pantech Co., Ltd. (a)                              20,030           241,498
POSCO                                              15,670         1,559,007
Samsung Electronics Co.                            18,746         4,962,897
Samsung Securities Co., Ltd. (a)                   32,260           779,267
Seoul Securities Co., Ltd.                         54,510           194,867
Shinhan Financial Group Co., Ltd.                  76,490           799,693
Shinsegae Co., Ltd.                                 2,690           339,071
SK Telecom Co., Ltd.                               11,940         2,305,350
Tong Yang Confectionery Corp.                       9,480           463,589
                                                             --------------
                                                                 16,410,418
                                                             --------------
MALAYSIA 5.7%
AMMB Holdings Bhd                                 217,000           217,000
Celcom Malaysia Bhd. (a)                          986,000           633,116
Gamuda Bhd                                        292,000           422,632
Magnum Corp., Bhd                                 476,000           286,853
Malayan Banking Bhd                               325,600           634,063
Public Bank Bhd                                   526,750           314,664
Resorts World Bhd                                 133,000           327,250
S P Setia Bhd                                     225,499           145,387
Tanjong Public Co., Ltd.                           72,000           162,947
                                                             --------------
                                                                  3,143,912
                                                             --------------
PHILIPPINES 0.2%
Ayala Land, Inc.                                1,372,000           116,935
                                                             --------------
SINGAPORE 11.5%
CapitaLand Ltd.                                   883,000           565,047
City Developments Ltd.                             94,000           225,435
DBS Group Holdings Ltd.                           129,661           822,248
Keppel Corp., Ltd.                                129,000           275,164
Neptune Orient Lines Ltd. (a)                   1,365,000           723,971
Sembcorp Industries Ltd.                          838,000           379,240
Sembcorp Logistics Ltd.                           187,600           169,798
Singapore Airlines Ltd.                           261,000         1,534,763


SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)



                                                                     MARKET
DESCRIPTION                                            SHARES         VALUE

SINGAPORE (CONTINUED)
United Overseas Bank Ltd.                              117,156    $      796,980
Venture Manufacturing Ltd.                             115,800           927,949
                                                                  --------------
                                                                       6,420,595
                                                                  --------------
TAIWAN 19.6%
Accton Technology Corp. (a)                            611,250           626,245
ASE Test Ltd. (a)                                       17,800            71,200
Asustek Computer, Inc.                                 189,173           333,032
Cathay Financial Holding Co., Ltd.                     237,000           252,390
Chinatrust Financial Holding Co. (a)                 1,238,285         1,011,355
CTCI Corp.                                             313,000           167,114
Eva Airways Corp. (a)                                1,285,528           543,521
Formosa Chemicals & Fibre Corp.                        214,328           227,627
Formosa Plastics Corp.                                 297,000           390,857
Hon Hai Precision Industry                             267,250           925,541
Largan Precision Co., Ltd.                              38,200           213,876
Lite-On Technology Corp.                               155,000           174,906
Novatek Microelectronics Corp., Ltd.                   152,000           287,330
Phoenixtec Power Co., Ltd.                             332,000           251,994
Polaris Securities Co., Ltd. (a)                       797,000           278,317
Premier Image Technology Corp.                         395,000           609,885
Quanta Computer, Inc.                                  366,712           603,249
Quanta Storage, Inc. (a)                                18,000           121,039
Siliconware Precision Industries Co. (a)               530,752           258,866
Sinopac Holdings Co. (a)                             1,420,964           596,682
Taishin Financial Holdings Co., Ltd. (a)             1,489,000           764,912
Taiwan Semiconductor Manufacturing Co., Ltd. (a)     1,531,413         1,882,776
United MicroElectronics Corp. (a)                      581,823           354,299
                                                                  --------------
                                                                      10,947,013
                                                                  --------------
THAILAND 3.7%
Advanced Info Service Public Co., Ltd.                 251,900           208,797
Bangkok Bank Public Co., Ltd. (a,b)                    333,100           463,390
BEC World Public Co., Ltd. (b)                          36,800           174,060
Land & House Company Ltd.                               75,900           141,664
Siam Cement Public Co., Ltd. (a)                        24,400           663,037
Siam City Cement Public Co., Ltd. (b)                   51,133           248,967
Thai Farmers Bank (a,b)                                253,700           176,466
                                                                  --------------
                                                                       2,076,381
                                                                  --------------
TOTAL COMMON STOCKS 100.1%
    (Cost $50,069,264)                                                55,889,576
                                                                  --------------


                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)



                                                                                           MARKET
DESCRIPTION                                                                  SHARES         VALUE
PREFERRED STOCKS 2.3%
KOREA 2.3%
Daishin Securities Co., Ltd.                                                  36,410    $      227,169
Hyundai Motor Co., Ltd.                                                       28,620           335,415
Samsung Electronics Co.                                                        5,720           723,410
                                                                                        --------------
    (Cost $1,086,261)                                                                        1,285,994
                                                                                        --------------
TOTAL LONG-TERM INVESTMENTS 102.4%
    (Cost $51,155,525)                                                                      57,175,570
                                                                                        --------------
REPURCHASE AGREEMENT 0.2%
J.P. Morgan Securities, Inc. ($104,000 par collateralized by
    U.S. Government obligations in a pooled cash account, dated
    12/31/02, to be sold on 1/2/03 at $104,005)
    (Cost $104,000)                                                                            104,000
                                                                                        --------------
TOTAL INVESTMENTS 102.6%
    (Cost $51,259,525)                                                                      57,279,570

FOREIGN CURRENCY 0.4%
    (Cost $212,323)                                                                            212,408

LIABILITIES IN EXCESS OF OTHER ASSETS (3.0)%                                                (1,665,574)
                                                                                        --------------

NET ASSETS 100%                                                                         $   55,826,404
                                                                                        ==============


(a) NON-INCOME PRODUCING SECURITY AS THIS STOCK CURRENTLY DOES NOT DECLARE DIVIDENDS.

(b)  SECURITY VALUED AT FAIR VALUE--SEE NOTE 1-A TO FINANCIAL STATEMENTS.

          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION+



                                                MARKET          PERCENT OF
INDUSTRY                                         VALUE          NET ASSETS

Financials                                    $16,886,822          30.2%
Information Technology                         12,927,728          23.2
Consumer Discretionary                          8,752,874          15.7
Industrials                                     7,755,473          13.9
Telecommunication Services                      5,809,357          10.4
Materials                                       3,745,576           6.7
Energy                                            478,313           0.9
Consumer Staples                                  463,589           0.8
Utilities                                         355,838           0.6
                                              -----------         -----
                                              $57,175,570         102.4%
                                              ===========         =====


+    CLASSIFIED BY SECTORS WHICH REPRESENT BROAD GROUPINGS OF RELATED
     INDUSTRIES.

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002 (UNAUDITED)

ASSETS:
Total Investments (Cost $51,259,525)                                                 $  57,279,570
Foreign Currency (Cost $212,323)                                                           212,408
Receivables:
  Investments Sold                                                                         167,314
  Fund Shares Sold                                                                          58,277
  Dividends                                                                                  3,189
  Foreign Withholding Tax Reclaim                                                               84
  Interest                                                                                       3
Other                                                                                       32,725
                                                                                     -------------
    Total Assets                                                                        57,753,570
                                                                                     -------------
LIABILITIES:
Payables:
  Investments Purchased                                                                  1,368,630
  Fund Shares Repurchased                                                                  129,307
  Distributor and Affiliates                                                                49,498
  Administrative Fee                                                                        13,604
  Deferred Country Tax                                                                       2,964
  Investment Advisory Fee                                                                    1,760
  Directors' Fee                                                                               226
Accrued Expenses                                                                           324,007
Directors' Deferred Compensation and Retirement Plans                                       37,170
                                                                                     -------------
    Total Liabilities                                                                    1,927,166
                                                                                     -------------
NET ASSETS                                                                           $  55,826,404
                                                                                     =============
NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 2,625,000,000 shares authorized)          $ 168,722,455
Net Unrealized Appreciation on Investments and
  Foreign Currency Translations*                                                         6,008,629
Accumulated Net Investment Loss                                                           (422,859)
Accumulated Net Realized Loss                                                        $(118,481,821)
                                                                                     -------------
NET ASSETS                                                                           $  55,826,404
                                                                                     =============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of $32,023,329 and 4,683,562 shares of beneficial interest issued and
    outstanding)                                                                     $        6.84
    Maximum sales charge (5.75%** of offering price)                                          0.42
                                                                                     -------------
    Maximum offering price to public                                                 $        7.26
                                                                                     =============
  Class B Shares:
    Net asset value and offering price per share (Based on net assets of $12,900,009 and 2,006,803 shares of beneficial interest issued and
    outstanding)                                                                     $        6.43
                                                                                     =============
  Class C Shares:
    Net asset value and offering price per share (Based on net assets of $10,903,066 and 1,702,006 shares of beneficial interest issued and
    outstanding)                                                                     $        6.41
                                                                                     =============


*    NET OF ACCRUAL FOR DEFERRED COUNTRY TAX OF U.S. $2,964

**   ON SALES OF $50,000 OR MORE, SALES CHARGE WILL BE REDUCED.

                                               SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2002 (UNAUDITED)


INVESTMENT INCOME:

Dividends (Net of foreign withholding taxes of $36,442)                               $    425,571
Interest                                                                                    29,061
                                                                                      ------------
    Total Income                                                                           454,632
                                                                                      ------------
EXPENSES:
Investment Advisory Fee                                                                    310,907
Custody                                                                                    197,760
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
  of $42,540, $77,969 and $62,776, respectively)                                           183,285
Administrative Fee                                                                          79,571
Country Tax Expense                                                                         43,221
Shareholder Services                                                                        33,093
Legal                                                                                        8,929
Directors' Fees and Related Expenses                                                         5,945
Other                                                                                       80,251
                                                                                      ------------
    Total Expenses                                                                         942,962
    Investment Advisory Fee Reduction                                                      204,114
    Less Credits Earned on Cash Balances                                                     4,064
                                                                                      ------------
    Net Expenses                                                                           734,784
                                                                                      ------------
NET INVESTMENT LOSS                                                                   $   (280,152)
                                                                                      ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments                                                                         $ (3,327,306)
  Foreign Currency Transactions                                                           (198,769)
                                                                                      ------------
Net Realized Loss                                                                       (3,526,075)
                                                                                      ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period                                                               13,269,144
  End of the Period:
    Investments                                                                          6,020,045
    Foreign Currency Translations                                                          (11,416)
                                                                                      ------------
                                                                                         6,008,629
                                                                                      ------------
Net Unrealized Depreciation During the Period                                           (7,260,515)
                                                                                      ------------
NET REALIZED AND UNREALIZED LOSS                                                      $(10,786,590)
                                                                                      ============
NET DECREASE IN NET ASSETS FROM OPERATIONS                                            $(11,066,742)
                                                                                      ============


SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)



                                                                      SIX MONTHS ENDED     YEAR ENDED
                                                                      DECEMBER 31, 2002   JUNE 30, 2002
                                                                      -----------------   -------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss                                                    $    (280,152)     $    (372,597)
Net Realized Loss                                                         (3,526,075)        (2,149,334)
Net Unrealized Appreciation/Depreciation During the
  Period                                                                  (7,260,515)         7,806,522
                                                                       -------------      -------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES                      (11,066,742)         5,284,591
                                                                       -------------      -------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                                136,918,141        246,142,484
Cost of Shares Repurchased                                              (139,599,594)      (269,325,394)
                                                                       -------------      -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                        (2,681,453)       (23,182,910)
                                                                       -------------      -------------
TOTAL DECREASE IN NET ASSETS                                             (13,748,195)       (17,898,319)
NET ASSETS:
Beginning of the Period                                                   69,574,599         87,472,918
                                                                       -------------      -------------
End of the Period (Including accumulated net investment
  loss of $(422,859) and $(142,707),respectively)                      $  55,826,404      $  69,574,599
                                                                       =============      =============


                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                              SIX MONTHS
CLASS A SHARES                   ENDED                   YEAR ENDED JUNE 30,
                               DECEMBER 31,-------------------------------------------------------
                                 2002(a)    2002(a)    2001(a)      2000(a)    1999(a)    1998(a)
                             ---------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                    $8.38      $7.92      $13.06      $11.48     $ 6.53      $16.62
                                   -----      -----      ------      ------     ------      ------
  Net Investment
    Income/Loss                    (0.02)     (0.01)      (0.05)      (0.08)      0.02       (0.04)
  Net Realized and Unrealized
    Gain/Loss                      (1.52)      0.47       (5.09)       1.66       4.93      (10.03)
                                   -----      -----      ------      ------     ------      ------
Total From Investment
  Operations                       (1.54)      0.46       (5.14)       1.58       4.95      (10.07)
                                   -----      -----      ------      ------     ------      ------
Less Distributions from
  Net Realized Gain                  -0-        -0-         -0-         -0-        -0-       (0.02)
                                   -----      -----      ------      ------     ------      ------
NET ASSET VALUE, END
  OF THE PERIOD                    $6.84      $8.38      $ 7.92      $13.06     $11.48      $ 6.53
                                   =====      =====      ======      ======     ======      ======
Total Return* (b)                 -18.38%**    5.54%     -39.11%      13.49%     75.69%     -60.57%
Net Assets at End of
  the Period (In millions)         $32.0      $36.3      $ 48.6      $ 76.3     $ 88.8      $ 47.1
Ratio of Expenses to Average
  Net Assets*                       2.06%      2.03%       2.02%       1.92%      1.95%       1.90%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets*                      (0.60)%    (0.13)%     (0.50)%     (0.66)%     0.28%      (0.39)%
Portfolio Turnover                    95%**     128%        125%        108%       138%        130%

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
  RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets                        2.69%      2.38%       2.13%       2.02%      2.03%       2.21%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets                       (1.23)%    (0.48)%     (0.61)%     (0.76)%     0.20%      (0.53)%
Ratio of Expenses to Average
  Net Assets Excluding Country
  Tax Expense and Interest Expense  1.90%      1.90%       1.90%       1.90%      1.90%       1.90%


**   NON-ANNUALIZED
(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.
(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                               SIX MONTHS
                                 ENDED                     YEAR ENDED JUNE 30,
CLASS A SHARES                 DECEMBER 31, ------------------------------------------------------
                                 2002(a)     2002(a)    2001(a)      2000(a)    1999(a)     1998(a)
                              --------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                    $7.91      $7.52      $12.43      $11.01     $ 6.31      $16.17
                                   -----      -----      ------      ------     ------      ------
  Net Investment Loss              (0.05)     (0.07)      (0.12)      (0.17)     (0.03)      (0.10)
  Net Realized and Unrealized
    Gain/Loss                      (1.43)      0.46       (4.79)       1.59       4.73       (9.74)
                                   -----      -----      ------      ------     ------      ------
Total From Investment
  Operations                       (1.48)      0.39       (4.91)       1.42       4.70       (9.84)
                                   -----      -----      ------      ------     ------      ------
Less Distributions from
  Net Realized Gain                  -0-        -0-         -0-         -0-        -0-       (0.02)
                                   -----      -----      ------      ------     ------      ------
NET ASSET VALUE, END
  OF THE PERIOD                    $6.43      $7.91      $ 7.52      $12.43     $11.01      $ 6.31
                                   =====      =====      ======      ======     ======      ======
Total Return* (b)                 -18.71%**    5.19%     -39.45%      12.81%     74.48%     -60.89%
Net Assets at End of
  the Period (In millions)         $12.9      $18.7      $ 21.6      $ 45.8     $ 42.9      $ 26.1
Ratio of Expenses to Average
  Net Assets*                       2.81%     2.77%        2.77%       2.67%      2.70%       2.65%
Ratio of Net Investment
  Loss to Average
  Net Assets*                      (1.34)%    (0.94)%     (1.30)%     (1.42)%    (0.44)%     (1.01)%
Portfolio Turnover                    95%**     128%        125%        108%       138%        130%

*    IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
     RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets                        3.44%      3.13%       2.92%       2.77%      2.78%       2.96%
Ratio of Net Investment
  Loss to Average
  Net Assets                       (1.97)%    (1.30)%     (1.45)%     (1.52)%    (0.52)%     (1.15)%
Ratio of Expenses to Average
  Net Assets Excluding Country
  Tax Expense and Interest Expense  2.65%      2.65%       2.65%       2.65%      2.65%       2.65%


**   NON-ANNUALIZED
(a)  NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES
     OUTSTANDING.
(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                              SIX MONTHS
                                 ENDED                    YEAR ENDED JUNE 30,
CLASS A SHARES                 DECEMBER 31,-------------------------------------------------------
                                2002(a)     2002(a)    2001(a)      2000(a)    1999(a)     1998(a)
                             ---------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                    $7.89      $7.50      $12.39      $10.97     $ 6.29      $16.14
                                   -----      -----      ------      ------     ------      ------
  Net Investment Loss              (0.05)     (0.07)      (0.12)      (0.17)     (0.04)      (0.12)
  Net Realized and Unrealized
    Gain/Loss                      (1.43)      0.46       (4.77)       1.59       4.72       (9.71)
                                   -----      -----      ------      ------     ------      ------
Total From Investment
  Operations                       (1.48)      0.39       (4.89)       1.42       4.68       (9.83)
                                   -----      -----      ------      ------     ------      ------
Less Distributions from
  Net Realized Gain                  -0-        -0-         -0-         -0-        -0-       (0.02)
                                   -----      -----      ------      ------     ------      ------
NET ASSET VALUE, END
  OF THE PERIOD                    $6.41      $7.89      $ 7.50      $12.39     $10.97      $ 6.29
                                   =====      =====      ======      ======     ======      ======
Total Return* (b)                 -18.76%**    5.20%     -39.37%      12.76%     74.13%     -60.88%
Net Assets at End
of the Period (In millions)        $10.9      $14.6      $ 17.3      $ 38.9     $ 40.7      $ 28.8
Ratio of Expenses to
  Average Net Assets*               2.82%      2.77%       2.77%       2.67%      2.70%       2.65%
Ratio of Net Investment
  Loss to Average
  Net Assets*                      (1.35)%    (0.94)%     (1.31)%     (1.43)%    (0.48)%     (1.17)%
Portfolio Turnover                    95%**     128%        125%        108%       138%        130%

*    IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
     RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets                        3.44%      3.13%       2.92%       2.77%      2.78%       2.96%
Ratio of Net Investment
  Loss to Average
  Net Assets                       (1.97)%    (1.30)%     (1.46)%     (1.53)%    (0.56)%     (1.31)%
Ratio of Expenses to Average
  Net Assets Excluding Country
  Tax Expense and Interest Expense  2.65%      2.65%       2.65%       2.65%      2.65%       2.65%


**   NON-ANNUALIZED
(a)  NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES
     OUTSTANDING.
(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

The Van Kampen Asian Equity Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek long-term capital appreciation through investment primarily in equity securities of Asian issuers, excluding Japan. The Fund commenced operations on June 23, 1993. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by Van Kampen Investment Advisory Corp. (the "Adviser") in accordance with procedures established by the Fund's Board of Directors. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

pooled cash account along with other investment companies advised by the Adviser, or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank, as custodian for the Fund, takes possession of the underlying securities, which have a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $110,931,930, which will expire between June 30, 2006 and June 30, 2010.

     At December 31, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:



  Cost of investments for tax purposes                         $55,000,236
                                                               -----------
  Gross tax unrealized appreciation                            $ 5,109,412
  Gross tax unrealized depreciation                             (2,830,078)
                                                               -----------
  Net tax unrealized appreciation on investments               $ 2,279,334
                                                               ===========

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income, as necessary and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the six months ended December 31, 2002, the Fund's custody fee was reduced by $4,064 as a result of credits earned on cash balances.

G. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

     Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility, and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:



  AVERAGE DAILY NET ASSETS                                         % PER ANNUM

  First $500 million                                                  1.00%
  Next $500 million                                                   0.95%
  Over $1 billion                                                     0.90%


     The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

     For the six months ended December 31, 2002, the Adviser voluntarily waived $204,114 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

     For the six months ended December 31, 2002, the Fund recognized expenses of approximately $1,400, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended December 31, 2002, the Fund recognized expenses of approximately $7,500, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.

     The Adviser also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JPMorgan provides certain administrative and accounting services to the Fund. JPMorgan is compensated for such services by the Adviser.

     Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended December 31, 2002, the Fund recognized expenses of approximately $33,100 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $27,442 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

     For the six months ended December 31, 2002, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $44,509.

3. CAPITAL TRANSACTIONS

At December 31, 2002, capital aggregated $73,430,068, $45,214,309 and
$50,078,078 for Classes A, B, and C, respectively. For the six months ended December 31, 2002, transactions were as follows:



                                                   SHARES             VALUE

   Sales:
     Class A                                      18,577,809    $ 135,151,220
     Class B                                         103,474          757,461
     Class C                                         143,724        1,009,460
                                                  ----------    -------------
   Total Sales                                    18,825,007    $ 136,918,141
                                                  ==========    =============

   Repurchases:
     Class A                                     (18,226,099)   $(134,404,723)
     Class B                                        (460,782)      (3,206,033)
     Class C                                        (289,044)      (1,988,838)
                                                  ----------    -------------
   Total Repurchases                             (18,975,925)   $(139,599,594)
                                                 ===========    =============

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

     At June 30, 2002, capital aggregated $72,683,571, $47,662,881 and
$51,057,456 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:



                                                     SHARES       VALUE

      Sales:
       Class A                                    31,776,794    $ 236,619,844
       Class B                                       170,904        1,327,815
       Class C                                     1,120,918        8,194,825
                                                  ----------    -------------
      Total Sales                                 33,068,616    $ 246,142,484
                                                  ==========    =============
      Repurchases:
       Class A                                   (33,583,855)   $(252,691,321)
       Class B                                      (673,012)      (4,970,699)
       Class C                                    (1,576,717)     (11,663,374)
                                                 -----------    -------------
      Total Repurchases                          (35,833,584)   $(269,325,394)
                                                 ===========    =============


     Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the six months ended December 31, 2002 and year ended June 30, 2002, 72,373 and 5,840 Class B Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC.

     The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:



                                       CONTINGENT DEFERRED SALES CHARGE
                                           AS A PERCENTAGE OF DOLLAR
                                           AMOUNT SUBJECT TO CHARGE
                                       --------------------------------
YEAR OF REDEMPTION                             CLASS B      CLASS C

First                                           5.00%        1.00%
Second                                          4.00%        None
Third                                           3.00%        None
Fourth                                          2.50%        None
Fifth                                           1.50%        None
Thereafter                                      None         None


For the six months ended December 31, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $6,500 and CDSC on redeemed shares of Classes B and C of approximately $24,700. Sales charges do not represent expenses of the Fund.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

4. INVESTMENT TRANSACTIONS

For the six months ended December 31, 2002, the Fund made purchases of $57,856,347 and sales of $55,502,968 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

   Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the six months ended December 31, 2002, are payments retained by Van Kampen of approximately $66,400 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $11,400. Also, the amount of distribution expenses incurred by Van Kampen and not yet reimbursed was approximately $2,345,900 and $1,852,200 for Class B and Class C Shares, respectively. This amount may be recovered from future payments under the distribution plan or CDSC.

                                                                      APPENDIX E

                         UNAUDITED FINANCIAL STATEMENTS
                          OF THE EMERGING MARKETS FUND

                For the Six-Month Period Ended December 31, 2002

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.


                                                                      MARKET
DESCRIPTION                                           SHARES          VALUE

COMMON STOCKS 96.2%
BRAZIL  3.8%
Aracruz Celulose S.A. ADR                               3,400      $    63,104
Banco Bradesco S.A. ADR                                13,388          199,481
Banco Itau S.A. ADR                                    20,216          481,141
Companhia Vale do Rio Doce(a)                           8,490          245,446
CVRD ADR                                               38,497        1,058,668
Empresa Brasileira de Aeronautica S.A. ADR             24,577          390,774
Lojas Arupau S.A. GDR(a,b)                             14,225              -0-
Petrobras S.A. ADR                                     45,784          613,506
Petroleo Brasileiro S.A. ADR                           37,506          560,340
Votorantim Celulose e Papel S.A. ADR                   11,200          184,128
                                                                   -----------
                                                                     3,796,588
                                                                   -----------
CHINA  3.2%
Byd Co., Ltd.(a)                                       95,000          191,255
China Mobile Ltd.(a)                                  759,000        1,805,405
China Shipping Development Co.                        320,000           66,884
China Southern Airlines Co., Ltd., Class H          2,072,000          557,953
Huaneng Power International, Inc., Class H            545,000          436,783
Yanzhou Coal Mining Co., Ltd., Class H                460,000          182,856
                                                                   -----------
                                                                     3,241,136
                                                                   -----------
CZECH REPUBLIC  0.3%
Komercni Banka A.S.                                     2,400          165,894
Komercni Banka A.S. ADR                                 4,700          107,630
                                                                   -----------
                                                                       273,524
                                                                   -----------
HONG KONG  2.2%
CNOOC Ltd.                                            899,000        1,170,077
Cosco Pacific Ltd.                                    322,000          264,256
Sinopec Shanghai Co., Ltd.(a)                       1,426,000          215,770
Texwinca Holdings Ltd.                                354,000          263,281
TPV Technology Ltd.                                 1,180,000          363,946
                                                                   -----------
                                                                     2,277,330
                                                                   -----------
HUNGARY  2.3%
Matav Rt.                                              66,519          241,279
Matav Rt. ADR                                          11,068          197,010
MOL Magyar Olaj-es Gazipari Rt.                        25,446          593,993
MOL Magyar Olaj-es Gazipari Rt. GDR (Registered)        7,023          164,338
OTP Bank Rt.                                           62,678          616,487


SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)


                                                                 MARKET
DESCRIPTION                                      SHARES          VALUE

HUNGARY (CONTINUED)
OTP Bank Rt. GDR                                  25,704      $   505,084
                                                              -----------
                                                                2,318,191
                                                              -----------
INDIA  5.9%
Bharat Heavy Electricals Ltd.                     67,038          241,309
Colgate-Palmolive (India) Ltd.                    44,994          126,537
Container Corp. of India Ltd.                     60,500          289,567
Gujarat Ambuja Cements Ltd.                       57,622          196,299
Hero Honda Motors Ltd.                            70,580          399,487
Hindalco Industries Ltd.                          17,500          213,996
Hindustan Lever Ltd.                              82,990          314,566
Hindustan Petroleum Corp., Ltd.                   34,400          206,579
Housing Development Finance Corp., Ltd.           31,780          237,406
India-Info.com, Private Co., Ltd(b)               47,630              -0-
Infosys Technologies Ltd.                          6,500          646,767
Mahanagar Telephone Nigam Ltd.                    77,250          152,808
Morgan Stanley Growth Fund(a,c)                2,815,167          554,814
Oil & Natural Gas Corp., Ltd.                     27,500          200,615
Ranbaxy Laboratories Ltd.                         26,520          328,113
Reliance Industries Ltd.                          10,000          123,800
Reliance Industries Ltd. GDR                      23,250          144,349
State Bank of India Ltd.(b)                      122,700          742,572
Steel Authority of India(a)                      569,163          121,667
Tata Engineering & Locomotive(a)                  46,000          154,788
Tata Iron & Steel Co., Ltd.                       91,000          287,518
Wipro Ltd.                                         2,600           88,419
Wipro Ltd. ADR                                     4,700          157,450
                                                              -----------
                                                                5,929,426
                                                              -----------
INDONESIA  3.3%
PT Astra International Tbk(a)                  3,108,000        1,093,877
PT Bank Central Asia Tbk                       1,624,000          453,631
PT Hanjya Mandala Sampoerna Tbk                1,177,000          486,581
PT Telekomunikasi Tbk                          2,371,500        1,020,143
PT Ramayana Lestari Santosa Tbk                  965,500          272,390
                                                              -----------
                                                                3,326,622
                                                              -----------
ISRAEL  2.7%
Check Point Software Technologies Ltd.(a)         38,215          495,649
ECI Telecommunications Ltd.(a)                    98,481          199,916
Elbit Systems Ltd.                                     1               16
Teva Pharmaceutical Industries Ltd.               12,740          475,657
Teva Pharmaceutical Industries Ltd. ADR           40,592        1,567,257
                                                              -----------
                                                                2,738,495
                                                              -----------


                        SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)


                                                                        MARKET
DESCRIPTION                                             SHARES          VALUE

KOREA 20.2%
CS Home Shopping                                         12,786      $   456,008
Daishin Securities Co.                                   38,300          461,776
Humax Co., Ltd.                                          23,850          292,582
Hyundai Marine & Fire Insurance Co., Ltd.                11,280          240,617
Hyundai Mobis                                            42,870          787,965
Hyundai Motor Co., Ltd.                                  15,850          370,842
Kookmin Bank                                              6,081          215,338
LG Chemical Ltd.                                         19,990          684,283
LG Electronics, Inc.(a)                                  28,449          990,636
LG Household & Health Care Ltd.                          10,470          331,919
LG Securities Co.                                        44,092          494,434
Pantech Co., Ltd.(a)                                     26,480          319,265
POSCO                                                    19,216        1,911,798
Samsung Electronics Co.                                  28,591        7,569,305
Samsung Securities Co., Ltd.(a)                          31,960          772,020
Seoul Securities Co.                                     75,740          270,762
Shinhan Financial Group Co., Ltd.                        88,430          924,524
Shinsegae Co., Ltd.                                       2,510          316,382
SK Telecom Co., Ltd.                                     13,650        2,635,513
Tong Yang Confectionery Corp.                             7,620          372,632
                                                                     -----------
                                                                      20,418,601
                                                                     -----------
MALAYSIA  4.0%
AMMB Holdings Bhd.                                      256,000          256,000
Celcom Malaysia Bhd.(a)                                 994,000          638,253
Commerce Asset Holdings Bhd.(b)                         295,000          251,526
Gamuda Bhd.                                             450,000          651,316
Magnum Corp., Bhd.                                      691,000          416,418
Malayan Banking Bhd.                                    428,000          833,474
Malaysian Pacific Industries Bhd.                        63,000          230,447
Public Bank Bhd.                                        326,125          194,817
Resorts World Bhd.                                      129,000          317,408
S P Setia Bhd.                                          392,999          253,381
                                                                     -----------
                                                                       4,043,040
                                                                     -----------
MEXICO  7.8%
America Movil S.A. de C.V., Class L ADR                 109,935        1,578,667
FEMSA                                                    62,961          229,197
FEMSA ADR                                                10,104          367,988
Grupo Aeroportuario del Sureste S.A. de C.V.(a)          77,100           85,501
Grupo Aeroportuario del Sureste S.A. de C.V. ADR         14,850          174,488
Grupo Financiero BBVA Bancomer(a)                     1,305,306          995,658
Grupo Financiero BBVA Bancomer ADR(a)                     4,000           60,474
Grupo Modelo S.A. Class C                               197,900          486,639
Telmex ADR                                               81,491        2,606,082


SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)


                                                                       MARKET
DESCRIPTION                                            SHARES          VALUE

MEXICO (CONTINUED)
Wal-Mart de Mexico S.A. de C.V. ADR                     12,480      $   283,853
Wal-Mart de Mexico S.A. de C.V., Class C               180,389          350,863
Wal-Mart de Mexico S.A. de C.V., Class V               304,228          698,228
                                                                    -----------
                                                                      7,917,638
                                                                    -----------
PHILIPPINES  0.1%
Ayala Land, Inc.                                     1,585,000          135,089
                                                                    -----------
POLAND  2.1%
Bank Pekao S.A.(a)                                      48,042        1,185,680
Bank Pekao S.A. GDR(a)                                     294            7,203
Polski Koncern Naftowy Orlen                            55,820          258,035
Polski Koncern Naftowy S.A. GDR                         17,600          161,920
Telekomunikacja Polska S.A.(a)                          26,148           87,069
Telekomunikacja Polska S.A. GDR(a)                     114,666          384,131
                                                                    -----------
                                                                      2,084,038
                                                                    -----------
RUSSIA  5.8%
Gazprom ADR                                             13,100          154,580
LUKOIL Holding ADR                                      25,686        1,578,168
MMC Norilsk Nickel ADR(a)                               17,900          361,942
Mobile Telesystems(a)                                   19,400          720,516
Mustcom Ltd.(b)                                      8,129,780        1,258,571
Surgutneftegaz ADR                                      42,220          670,665
Vimpel-Communications ADR(a)                            10,000          320,100
Yukos ADR                                                5,394          760,174
                                                                    -----------
                                                                      5,824,716
                                                                    -----------
SOUTH AFRICA  13.1%
Anglo American Platinum Corp., Ltd.                     22,500          829,590
Anglo American plc                                     131,226        1,949,727
Anglo American plc                                     137,943        2,036,029
AngloGold Ltd.                                           2,900           98,297
AngloGold Ltd. ADR                                       7,196          246,535
Bidvest Group Ltd.                                      74,250          389,855
FirstRand Ltd.                                         920,060          790,110
Gold Fields Ltd.                                        83,400        1,166,753
Gold Fields Ltd. ADR                                     4,600           64,216
Impala Platinum Holdings Ltd.                            6,515          414,290
Liberty Group Ltd.                                      22,530          143,663
MTN Group Ltd.(a)                                      119,910          171,390
Nedcor Ltd.                                             14,800          191,854
Old Mutual plc                                         657,147          931,392
Old Mutual plc                                         179,900          252,937
Sanlam Ltd.                                            371,160          329,131
Sappi Ltd.                                              36,240          484,159


                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)


                                                                     MARKET
DESCRIPTION                                          SHARES          VALUE

SOUTH AFRICA (CONTINUED)
Sappi Ltd. ADR                                          7,120     $     94,126
Sasol Ltd.                                            107,302        1,314,592
Standard Bank Investment Corp., Ltd.                  365,710        1,286,524
                                                                  ------------
                                                                    13,185,170
                                                                  ------------
TAIWAN  13.8%
Accton Technology Corp.(a)                            718,125          735,741
ASE Test Ltd.(a)                                       28,500          114,000
Asustek Computer, Inc.                                220,413          388,029
Cathay Financial Holding Co., Ltd.                    339,000          361,013
Chinatrust Financial Holding Co.(a)                 1,821,785        1,487,923
CTCI Corp.                                            277,000          147,893
Eva Airways Corp.(a)                                1,395,728          590,113
Formosa Chemicals & Fibre Corp.                       249,052          264,505
Formosa Plastics Corp.                                445,000          585,628
Hon Hai Precision Industry Co., Ltd.                  333,050        1,153,420
Largan Precision Co., Ltd.                             56,100          314,095
Lite-On Technology Corp.                              171,000          192,961
Novatek Microelectronics Corp., Ltd.                  151,400          286,196
Phoenixtec Power Co., Ltd.                            408,000          309,680
Polaris Securities Co.(a)                             741,000          258,762
Premier Image Technology Corp.                        369,000          569,740
Quanta Computer, Inc.                                 481,938          792,799
Quanta Storage, Inc.(a)                                32,000          215,180
Siliconware Precision Industries Co.(a)               835,521          407,512
Sinopac Holdings Co.(a)                             1,855,239          779,040
Taishin Financial Holdings Co., Ltd.(a)             1,677,000          861,489
Taiwan Semiconductor Manufacturing Co., Ltd.(a)     2,280,432        2,803,648
United MicroElectronics Corp., Ltd.(a)                570,478          347,391
                                                                  ------------
                                                                    13,966,758
                                                                  ------------
THAILAND  2.7%
Advanced Infomation Services Public Co., Ltd.         285,300          236,482
Bangkok Bank Ltd.(a,b)                                641,800          892,836
BEC World Public Co., Ltd.(b)                          41,800          197,709
Land & House Co., Ltd.                                128,800          240,399
Siam Cement Public Co., Ltd.(a)                        27,700          752,710
Thai Farmers Bank Public Co., Ltd.(a,b)               530,300          368,862
                                                                  ------------
                                                                     2,688,998
                                                                  ------------
TURKEY  2.6%
Akbank TAS(a)                                     123,241,400          408,330
Akcansa Cimento                                    21,998,000          128,543
Arcelik(a)                                         27,803,000          217,734


SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)


                                                                    MARKET
DESCRIPTION                                         SHARES          VALUE

TURKEY (CONTINUED)
Enka Insaat ve Sanayi A.S.(a)                      6,816,237     $    168,353
Hurriyet Gazetecilik Ve Matb(a)                  114,334,860          299,612
KOC Holding A.S.(a)                               45,482,000          472,629
Turkcell Iletisim Hizmet A.S.(a)                  86,409,000          504,920
Turkiye Garanti Bankasi A.S.(a)                  208,132,000          269,569
Turkiye Is Bankasi, Class C(a)                    55,385,000          145,135
                                                                 ------------
                                                                    2,614,825
                                                                 ------------
VENEZUELA  0.3%
CANTV ADR                                             24,626          310,288
                                                                 ------------
TOTAL COMMON STOCKS  96.2%
    (Cost $93,638,172)                                             97,090,473
                                                                 ------------
PREFERRED STOCKS  2.7%
BRAZIL  0.9%
Banco Nacional S.A.(a,b)                          11,156,000              -0-
Cia de Bebidas das Americas ADR                       57,151          889,270
Lojas Arapua S.A. GDR(a,b)                        12,437,000              -0-
                                                                 ------------
                                                                      889,270
                                                                 ------------
KOREA  1.5%
Hyundai Motor Co., Ltd.                               26,640          312,210
Samsung Electronics Co.                                9,730        1,230,555
                                                                 ------------
                                                                    1,542,765
                                                                 ------------
RUSSIA  0.3%
Surgutneftegaz ADR                                    12,808          298,426
                                                                 ------------
TOTAL PREFERRED STOCKS  2.7%
    (Cost $3,221,396)                                               2,730,461
                                                                 ------------
TOTAL INVESTMENTS  98.9%
    (Cost $96,859,568)                                             99,820,934

FOREIGN CURRENCY  0.6%
    (Cost $603,082)                                                   604,275

OTHER ASSETS IN EXCESS OF LIABILITIES  0.5%                           466,286
                                                                 ------------
NET ASSETS  100%                                                 $100,891,495
                                                                 ============


(a) NON-INCOME PRODUCING SECURITY AS THIS STOCK CURRENTLY DOES NOT DECLARE DIVIDENDS.
(b) SECURITY VALUED AT FAIR VALUE-SEE NOTE 1-A TO FINANCIAL STATEMENTS.
(c) THE FUND IS ADVISED BY AN AFFILIATE WHICH EARNS A MANAGEMENT FEE AS ADVISER TO THE FUND.
ADR  AMERICAN DEPOSITARY RECEIPT
GDR  GLOBAL DEPOSITARY RECEIPT

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION+


                                                  MARKET         PERCENT OF
INDUSTRY                                           VALUE         NET ASSETS

Financials                                      $21,847,915          21.6%
Information Technology                           18,610,786          18.5
Telecommunication Services                       15,187,891          15.1
Materials                                        15,110,730          15.0
Consumer Discretionary                            9,616,509           9.5
Energy                                            8,706,008           8.6
Industrials                                       4,327,958           4.3
Consumer Staples                                  3,605,328           3.6
Health Care                                       2,371,027           2.3
Utilities                                           436,782           0.4
                                                -----------          -----
                                                $99,820,934          98.9%
                                                ===========          =====


+   CLASSIFIED BY SECTORS WHICH REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES.

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002 (UNAUDITED)


ASSETS:
Total Investments (Cost $96,859,568)                                                              $ 99,820,934
Foreign Currency (Cost $603,082)                                                                       604,275
Receivables:
  Investments Sold                                                                                   2,265,577
  Fund Shares Sold                                                                                     163,086
  Dividends                                                                                            138,406
  Foreign Withholding Tax Reclaim                                                                       18,461
Other                                                                                                   29,615
                                                                                                  ------------
      Total Assets                                                                                 103,040,354
                                                                                                  ------------
LIABILITIES:
Payables:
  Investments Purchased                                                                                775,588
  Fund Shares Repurchased                                                                              401,304
  Investment Advisory Fee                                                                               77,479
  Distributor and Affiliates                                                                            75,550
  Administrative Fee                                                                                    23,842
  Deferred Country Tax                                                                                   4,002
  Directors' Fee                                                                                           299
Accrued Expenses                                                                                       753,302
Directors' Deferred Compensation and Retirement Plans                                                   37,493
                                                                                                  ------------
      Total Liabilities                                                                              2,148,859
                                                                                                  ------------
NET ASSETS                                                                                        $100,891,495
                                                                                                  ============
NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with
  2,625,000,000 shares authorized)                                                                $193,435,235
Net Unrealized Appreciation on Investments and
  Foreign Currency Translations*                                                                     2,962,799
Accumulated Net Investment Loss)                                                                      (992,081)
Accumulated Net Realized Loss)                                                                     (94,514,458)
                                                                                                  ------------
NET ASSETS                                                                                        $100,891,495
                                                                                                  ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of
    $58,897,442 and 7,746,647 shares of beneficial interest issued and outstanding)               $       7.60
    Maximum sales charge (5.75%** of offering price)                                                      0.46
                                                                                                  ------------
    Maximum offering price to public                                                              $       8.06
                                                                                                  ============
  Class B Shares:
    Net asset value and offering price per share (Based on net assets of
    $28,270,205 and 3,934,868 shares of beneficial interest issued and outstanding)               $       7.18
                                                                                                  ============
  Class C Shares:
    Net asset value and offering price per share (Based on net assets of $13,723,848 and 1,903,264 shares of beneficial interest issued
    and outstanding)                                                                              $       7.21
                                                                                                  ============


*   NET OF ACCRUAL FOR DEFERRED COUNTRY TAX OF U.S. $4,002

**  ON SALES OF $50,000 OR MORE, THE SALES CHARGE WILL BE REDUCED.

                                               SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2002 (UNAUDITED)


INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $58,082)                      $    769,167
Interest                                                                           37,399
                                                                             ------------
  Total Income                                                                    806,566
                                                                             ------------
EXPENSES:
Investment Advisory Fee                                                           688,535
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
  of $80,987, $153,146 and $73,734, respectively)                                 307,867
Custody                                                                           244,166
Administrative Fee                                                                140,771
Country Tax Expense                                                                69,131
Shareholder Services                                                               33,106
Legal                                                                              10,403
Directors' Fees and Related Expenses                                                6,076
Other                                                                              90,959
                                                                             ------------
    Total Expenses                                                             1 ,591,014
    Investment Advisory Fee Reduction                                             168,857
    Less Credits Earned on Cash Balances                                            3,887
                                                                             ------------
    Net Expenses                                                               1 ,418,270
                                                                             ------------
NET INVESTMENT LOSS                                                          $   (611,704)
                                                                             ============
REALIZED AND UNREALIZED GAIN/LOSS
Realized Gain/Loss:
  Investments                                                                $ (5,816,462)
  Foreign Currency Transactions                                                  (196,826)
                                                                             ------------
Net Realized Loss                                                              (6,013,288)
                                                                             ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period                                                       9,312,909
  End of the Period:
    Investments                                                                 2,961,366
    Foreign Currency Translations                                                   1,433
                                                                             ------------
                                                                                2,962,799
                                                                             ------------
Net Unrealized Depreciation During the Period                                  (6,350,110)
                                                                             ------------
NET REALIZED AND UNREALIZED LOSS                                             $(12,363,398)
                                                                             ============
NET DECREASE IN NET ASSETS FROM OPERATIONS                                   $(12,975,102)
                                                                             ============


SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)


                                                                                SIX MONTHS ENDED        YEAR ENDED
                                                                               DECEMBER 31, 2002      JUNE 30, 2002
                                                                               -----------------      -------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss                                                               $   (611,704)        $   (578,543)
Net Realized Loss                                                                   (6,013,288)         (19,577,193)
Net Unrealized Appreciation/Depreciation During the
  Period                                                                            (6,350,110)          22,798,704
                                                                                  ------------         ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES                                (12,975,102)           2,642,968
                                                                                  ------------         ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                                           88,782,341          175,189,824
Cost of Shares Repurchased                                                        (102,402,831)        (196,666,567)
                                                                                  ------------         ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                                 (13,620,490)         (21,476,743)
                                                                                  ------------         ------------
TOTAL DECREASE IN NET ASSETS                                                       (26,595,592)         (18,833,775)
NET ASSETS:
Beginning of the Period                                                            127,487,087          146,320,862
                                                                                  ------------         ------------
End of the Period (Including accumulated net
  investment loss of $(992,081) and $(380,377),
  respectively)                                                                   $100,891,495         $127,487,087
                                                                                  ============         ============


                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                        SIX MONTHS
                                          ENDED                  YEAR ENDED JUNE 30,
CLASS A SHARES                          DECEMBER 31,---------------------------------------------
                                          2002(a)   2002(a)   2001(a)   2000(a)  1999(a)   1998(a)
                                        ---------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                            $8.50     $8.26    $13.37    $ 9.87    $7.98    $13.47
                                           -----     -----    ------    ------    -----    ------
  Net Investment
    Income/Loss                            (0.03)    (0.01)    (0.06)    (0.18)    0.03       -0-
  Net Realized and Unrealized
    Gain/Loss                              (0.87)     0.25     (5.05)     3.68     1.86     (4.49)
                                           -----     -----    ------    ------    -----    ------
Total From Investment
  Operations                               (0.90)     0.24     (5.11)     3.50     1.89     (4.49)
                                           -----     -----    ------    ------    -----    ------
Less:
  Distributions from
    Net Realized Gain                        -0-       -0-       -0-       -0-      -0-(c)  (1.00)
  Return of Capital                          -0-       -0-       -0-       -0-      -0-(c)    -0-
                                           -----     -----    ------    ------    -----    ------
Total Distributions                          -0-       -0-       -0-       -0-      -0-(c)  (1.00)
                                           -----     -----    ------    ------    -----    ------
NET ASSET VALUE, END
  OF THE PERIOD                            $7.60     $8.50    $ 8.26    $13.37    $9.87    $ 7.98
                                           =====     =====    ======    ======    =====    ======
Total Return* (b)                         -10.69%**   3.03%   -38.17%    35.36%   23.92%   -34.31%
Net Assets at End
  of the Period (In millions)              $58.9     $75.1    $ 90.8    $106.2    $63.3    $ 75.0
Ratio of Expenses to Average
  Net Assets*                               2.27%     2.22%     2.25%     2.20%    2.34%     2.27%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets*                              (0.81)%   (0.17)%   (0.68)%   (1.43)%   0.44%     0.04%
Portfolio Turnover                            43%**     94%       99%      102%     132%       99%

*    IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
     RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets                                2.58%     2.47%     2.30%     2.25%    2.56%     2.60%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets                               (1.12)%   (0.42)%   (0.73)%   (1.48)%   0.22%    (0.24)%
Ratio of Expenses to Average
  Net Assets Excluding Country
  Tax Expense and Interest
  Expense                                   2.15%     2.15%     2.15%     2.15%    2.15%     2.15%


**  NON-ANNUALIZED
(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.
(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
(c) AMOUNT IS LESS THAN $0.01 PER SHARE.

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                        SIX MONTHS
                                          ENDED                  YEAR ENDED JUNE 30,
CLASS B SHARES                          DECEMBER 31,---------------------------------------------
                                          2002(a)   2002(a)   2001(a)   2000(a)  1999(a)   1998(a)
                                        ---------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                            $8.07     $7.88    $12.83    $ 9.55    $7.78    $13.24
                                           -----     -----    ------    ------    -----    ------
  Net Investment Loss                      (0.06)    (0.07)    (0.14)    (0.26)   (0.02)    (0.07)
  Net Realized and Unrealized
    Gain/Loss                              (0.83)     0.26     (4.81)     3.54     1.79     (4.39)
                                           -----     -----    ------    ------    -----    ------
Total From Investment
  Operations                               (0.89)     0.19     (4.95)     3.28     1.77     (4.46)
                                           -----     -----    ------    ------    -----    ------
Less:
  Distributions from
    Net Realized Gain                        -0-       -0-       -0-       -0-      -0-(c)  (1.00)
  Return of Capital                          -0-       -0-       -0-       -0-      -0-(c)    -0-
                                           -----     -----    ------    ------    -----    ------
Total Distributions                          -0-       -0-       -0-       -0-      -0-(c)  (1.00)
                                           -----     -----    ------    ------    -----    ------
NET ASSET VALUE, END
  OF THE PERIOD                            $7.18     $8.07    $ 7.88    $12.83    $9.55    $ 7.78
                                           =====     =====    ======    ======    =====    ======
Total Return* (b)                         -10.90%**   2.41%   -38.58%    34.35%   22.99%   -34.76%
Net Assets at End
  of the Period (In millions)              $28.3     $35.3    $ 36.8    $ 62.8    $38.3    $ 36.4
Ratio of Expenses to Average
  Net Assets*                               3.02%     2.96%     3.00%     2.95%    3.09%     3.02%
Ratio of Net Investment
  Loss to Average Net Assets*              (1.56)%   (0.91)%   (1.50)%  (2.21)%   (0.29)%   (0.67)%
Portfolio Turnover                            43%**     94%       99%      102%     132%       99%

*   IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
    RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets                                3.33%     3.21%     3.10%     3.00%    3.31%     3.35%
Ratio of Net Investment
  Loss to Average Net Assets               (1.87)%   (1.16)%   (1.60)%   (2.26)%  (0.51)%   (0.97)%
Ratio of Expenses to Average
  Net Assets Excluding
  Country Tax Expense and
  Interest Expense                          2.90%     2.90%     2.90%     2.90%    2.90%     2.90%


** NON-ANNUALIZED
(a) NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES
    OUTSTANDING.
(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
(c) AMOUNT IS LESS THAN $0.01 PER SHARE.

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                        SIX MONTHS
                                          ENDED                  YEAR ENDED JUNE 30,
CLASS C SHARES                          DECEMBER 31,---------------------------------------------
                                          2002(a)   2002(a)   2001(a)   2000(a)  1999(a)   1998(a)
                                        ---------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                            $8.10     $7.90    $12.87    $ 9.57    $7.79    $13.26
                                           -----     -----    ------    ------    -----    ------
  Net Investment Loss                      (0.06)    (0.07)    (0.15)    (0.27)   (0.02)    (0.08)
  Net Realized and Unrealized
    Gain/Loss                              (0.83)     0.27     (4.82)     3.57     1.80     (4.39)
                                           -----     -----    ------    ------    -----    ------
Total From Investment
  Operations                               (0.89)     0.20     (4.97)     3.30     1.78     (4.47)
                                           -----     -----    ------    ------    -----    ------
Less:
  Distributions from
    Net Realized Gain                        -0-       -0-       -0-       -0-      -0-(c)  (1.00)
  Return of Capital                          -0-       -0-       -0-       -0-      -0-(c)    -0-
                                           -----     -----    ------    ------    -----    ------
Total Distributions                          -0-       -0-       -0-       -0-      -0-(c)  (1.00)
                                           -----     -----    ------    ------    -----    ------
NET ASSET VALUE, END
  OF THE PERIOD                            $7.21     $8.10    $ 7.90    $12.87    $9.57    $ 7.79
                                           =====     =====    ======    ======    =====    ======
Total Return* (b)                         -10.99%**   2.53%   -38.57%    34.38%   23.09%   -34.73%
Net Assets at End
  of the Period (In millions)              $13.7     $17.1    $ 18.8    $ 33.3    $21.9    $ 28.7
Ratio of Expenses to Average
  Net Assets*                               3.02%     2.96%     3.00%     2.95%    3.09%     3.01%
Ratio of Net Investment
  Loss to Average
  Net Assets*                              (1.56)%   (0.91)%   (1.52)%   (2.24)%  (0.32)%   (0.76)%
Portfolio Turnover                            43%**     94%       99%      102%     132%       99%

*   IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
    RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets                                3.33%     3.21%     3.10%     3.00%    3.31%     3.34%
Ratio of Net Investment
  Loss to Average Net Assets               (1.87)%   (1.16)%   (1.62)%   (2.29)%  (0.54)%   (1.03)%
Ratio of Expenses to Average
  Net Assets Excluding
  Country Tax Expense and
  Interest Expense                          2.90%     2.90%     2.90%     2.90%    2.90%     2.90%


**  NON-ANNUALIZED
(a) NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES
    OUTSTANDING.
(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
(c) AMOUNT IS LESS THAN $0.01 PER SHARE.

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

1.  SIGNIFICANT ACCOUNTING POLICIES

The Van Kampen Emerging Markets Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek to provide long-term capital appreciation by investing primarily in equity securities of emerging country issuers. The Fund commenced operations on July 6, 1994. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATIONS Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value each business day. If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by Van Kampen Investment Advisory Corp. (the "Adviser") in accordance with procedures established by the Fund's Board of Directors. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees repurchase the security at a future time and specified price. The Fund may invest

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by the Adviser, or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank, as custodian for the Fund, takes possession of the underlying securities, which have a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $71,164,054, which will expire between June 30, 2007 and June 30, 2010.

     At December 31, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:


  Cost of investments for tax purposes                          $105,826,103
                                                                ============
  Gross tax unrealized appreciation                             $ 12,116,254
  Gross tax unrealized depreciation                              (18,121,423)
                                                                ------------
  Net tax unrealized depreciation on investments                $ (6,005,169)
                                                                ============


E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income, as necessary and net realized gains, if any. Distributions

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the six months ended December 31, 2002, the Fund's custody fee was reduced by $3,887 as a result of credits earned on cash balances.

G. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

     Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:


  AVERAGE DAILY NET ASSETS                                           % PER ANNUM

  First $500 million                                                      1.25%
  Next $500 million                                                       1.20%
  Over $1 billion                                                         1.15%


     The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

     For the six months ended December 31, 2002, the Adviser voluntarily waived $168,857 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

     For the six months ended December 31, 2002, the Fund recognized expenses of approximately $2,200, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended December 31, 2002, the Fund recognized expenses of approximately $8,200, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.

     The Adviser also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JPMorgan provides certain administrative and accounting services to the Fund. JPMorgan is compensated for such services by the Adviser.

     Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended December 31, 2002, the Fund recognized expenses of approximately $33,100 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $28,090 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

     For the six months ended December 31, 2002, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $2,025.

3.  CAPITAL TRANSACTIONS

At December 31, 2002, capital aggregated $107,251,949, $55,193,717 and
$30,989,569 for Classes A, B, and C, respectively. For the six months ended December 31, 2002, transactions were as follows:


                                                SHARES          VALUE

   Sales:
     Class A                                  11,289,736    $  86,121,913
     Class B                                     229,222        1,709,316
     Class C                                     130,678          951,112
                                              ----------    -------------
   Total Sales                                11,649,636    $  88,782,341
                                              ==========    =============
   Repurchases:
     Class A                                 (12,373,758)   $ (94,978,000)
     Class B                                    (674,110)      (4,956,086)
     Class C                                    (333,823)      (2,468,745)
                                              ----------    -------------
   Total Repurchases                         (13,381,691)   $(102,402,831)
                                             ===========    =============


     At June 30, 2002, capital aggregated $116,108,036, $58,440,487 and
$32,507,202 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:


                                                SHARES          VALUE

   Sales:
     Class A                                  20,126,512    $ 158,835,673
     Class B                                     940,166        7,716,330
     Class C                                   1,100,480        8,637,821
                                              ----------    -------------
   Total Sales                                22,167,158    $ 175,189,824
                                             ===========    =============
   Repurchases:
     Class A                                 (22,279,193)   $(176,988,468)
     Class B                                  (1,229,670)      (9,324,749)
     Class C                                  (1,367,612)     (10,353,350)
                                              ----------    -------------
   Total Repurchases                         (24,876,475)   $(196,666,567)
                                             ===========    =============

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

     Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the six months ended December 31, 2002 and year ended June 30, 2002, 62,943 and 11,812 Class B Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:


                                             CONTINGENT DEFERRED SALES CHARGE
                                                 AS A PERCENTAGE OF DOLLAR
                                                 AMOUNT SUBJECT TO CHARGE
                                           -----------------------------------

YEAR OF REDEMPTION                                CLASS B         CLASS C
First                                              5.00%           1.00%
Second                                             4.00%            None
Third                                              3.00%            None
Fourth                                             2.50%            None
Fifth                                              1.50%            None
Thereafter                                         None             None


     For the six months ended December 31, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $2,400 and CDSC on redeemed shares of Classes B and C of approximately $38,200. Sales charges do not represent expenses of the Fund.

4.  INVESTMENT TRANSACTIONS

For the six months ended December 31, 2002, the Fund made purchases of $45,668,660 and sales of $58,544,685 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5.  DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the six months ended December 31, 2002, are payments retained by Van Kampen of approximately $137,100 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $29,700. Also, the amount of distribution expenses incurred by Van Kampen and not yet reimbursed was approximately $1,743,800 and $374,200 for Class B and Class C Shares, respectively. This amount may be recovered from future payments under the distribution plan or CDSC.

6.  DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the portfolio's effective yield, foreign currency exposure, maturity and duration, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

     Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FORWARD FOREIGN CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

     At December 31, 2002, the Fund had no outstanding forward foreign currency contracts.

                                                                      APPENDIX F

                         PRO FORMA FINANCIAL STATEMENTS

     The following presents the pro forma financial statements for the combination of Van Kampen Latin American Fund, Van Kampen Asian Equity Fund and Van Kampen Emerging Markets Fund. The statements are presented as of December 31, 2002, the most recent interim period for which financial information is currently available.

     The unaudited Pro Forma Portfolio of Investments and Pro Forma Condensed Statement of Assets and Liabilities reflect the financial position as if the transaction occurred on December 31, 2002. The Pro Forma Condensed Statement of Operations reflects the results of operations for the twelve months ended December 31, 2002 as if the merger were completed on January 1, 2002. The pro forma statements give effect to the proposed exchange of Van Kampen Emerging Markets Fund shares for the assets and liabilities of the Van Kampen Latin American Fund and the Van Kampen Asian Equity Fund, with Van Kampen Emerging Markets Fund being the surviving entity. The proposed transaction will be accounted for as a tax-free reorganization in accordance with accounting principles generally accepted in the United States. The historical cost basis of the investments is carried over to the surviving entity. It is not anticipated that Van Kampen Emerging Markets Fund will sell any securities of Van Kampen Latin American Fund or Van Kampen Asian Equity Fund acquired in the Reorganization other than in the ordinary course of business.

VAN KAMPEN EMERGING MARKETS AND LATIN AMERICAN FUND
DECEMBER 31, 2002
(UNAUDITED)

                                                                        PROFORMA                                        PROFORMA
                                       EMERGING             LATIN       EMERGING          EMERGING            LATIN     EMERGING
                                        MARKETS          AMERICAN        MARKETS           MARKETS         AMERICAN      MARKETS
DESCRIPTION                              SHARES            SHARES         SHARES             VALUE            VALUE        VALUE
COMMON STOCKS  96.5%
BRAZIL  9.7%
Aracruz Celulose S.A. ADR                 3,400            11,000         14,400            63,104          204,160      267,264
Banco Bradesco S.A. ADR                  13,388            30,566         43,954           199,481          455,433      654,914
Banco Itau S.A. ADR                      20,216            24,262         44,478           481,141          577,436    1,058,577
Brasil Telecom Participacoes
   S.A.                                                    13,318         13,318                            336,280      336,280
CEMIG ADR                                                  31,673         31,673                            232,163      232,163
Cia de Bebidas das Americas
   (AmBev) ADR                                             90,696         90,696                          1,411,230    1,411,230
Cia Siderurgica Nacional ADR                               23,628         23,628                            338,826      338,826
Cia Vale do Rio Doce (CVRD)                                31,997         31,997                                -0-            0
Cia Vale do Rio Doce ADR
   (CVRD) (a)                                               9,490          9,490                            274,356      274,356
Companhia Vale do Rio Doce (a)            8,490                            8,490           245,446                       245,446
CVRD ADR                                 38,497            45,083         83,580         1,058,668        1,239,782    2,298,450
Empresa Brasileira de
   Aeronautica S.A. ADR                  24,577            37,431         62,008           390,774          595,153      985,927
Gerdau S.A. ADR                                            29,427         29,427                            261,900      261,900
Lojas Arupau S.A. GDR 144A
   Private Placement (a,b)               14,225            10,410         24,635                 0                0            0
Pao de Acucar ADR                                           5,900          5,900                             90,270       90,270
Petrobras S.A. ADR                       45,784            63,693        109,477           613,506          853,486    1,466,992
Petroleo Brasileiro S.A. ADR             37,506            68,134        105,640           560,340        1,017,922    1,578,262
Tele Centro S.A. ADR                                       39,200         39,200                            156,800      156,800
Votorantim Celulose e Papel
   S.A. ADR                              11,200             9,232         20,432           184,128          151,774      335,902
                                                                                   ----------------------------------------------
                                                                                         3,796,588        8,196,971   11,993,559
                                                                                   ----------------------------------------------
CHILE  0.9%
Banco de Chile                                             13,748         13,748                            219,281      219,281
Banco Santiago S.A. ADR                                    18,564         18,564                            345,847      345,847
CCU ADR                                                    33,506         33,506                            489,188      489,188
D&S ADR                                                     8,780          8,780                             87,800       87,800
                                                                                   ----------------------------------------------
                                                                                                          1,142,116    1,142,116
                                                                                   ----------------------------------------------
CHINA  2.6%
Byd Co., Ltd. (a)                        95,000                           95,000           191,255                       191,255
China Mobile Ltd. (a)                   759,000                          759,000         1,805,405                     1,805,405
China Shipping Development Co.          320,000                          320,000            66,884                        66,884
China Southern Airlines Co.,
   Ltd., Class H                      2,072,000                        2,072,000           557,953                       557,953
Huaneng Power International,
   Inc., Class H                        545,000                          545,000           436,783                       436,783
Yanzhou Coal Mining Co., Ltd.,
   Class H                              460,000                          460,000           182,856                       182,856
                                                                                   ----------------------------------------------
                                                                                         3,241,136                     3,241,136
                                                                                   ----------------------------------------------
CZECH REPUBLIC  0.2%
Komercni Banka A.S.                       2,400                            2,400           165,894                       165,894
Komercni Banka A.S. ADR                   4,700                            4,700           107,630                       107,630
                                                                                   ----------------------------------------------
                                                                                           273,524                       273,524
                                                                                   ----------------------------------------------
HONG KONG  1.8%
CNOOC Ltd.                              899,000                          899,000         1,170,077                     1,170,077
Cosco Pacific Ltd.                      322,000                          322,000           264,256                       264,256
Sinopec Shanghai Co., Ltd. (a)        1,426,000                        1,426,000           215,770                       215,770
Texwinca Holdings Ltd.                  354,000                          354,000           263,281                       263,281
TPV Technology Ltd.                   1,180,000                        1,180,000           363,946                       363,946
                                                                                   ----------------------------------------------
                                                                                         2,277,330                     2,277,330
                                                                                   ----------------------------------------------
HUNGARY  1.9%
Matav Rt.                                66,519                           66,519           241,279                       241,279
Matav Rt. ADR                            11,068                           11,068           197,010                       197,010
MOL Magyar Olaj-es Gazipari Rt.          25,446                           25,446           593,993                       593,993
MOL Magyar Olaj-es Gazipari Rt.
   GDR (Registered)                       7,023                            7,023           164,338                       164,338



VAN KAMPEN EMERGING MARKETS AND LATIN AMERICAN FUND
DECEMBER 31, 2002
(UNAUDITED)

                                                                        PROFORMA                                        PROFORMA
                                       EMERGING             LATIN       EMERGING          EMERGING            LATIN     EMERGING
                                        MARKETS          AMERICAN        MARKETS           MARKETS         AMERICAN      MARKETS
DESCRIPTION                              SHARES            SHARES         SHARES             VALUE            VALUE        VALUE
HUNGARY (Continued)
OTP Bank Rt.                             62,678                           62,678           616,487                       616,487
OTP Bank Rt. GDR                         25,704                           25,704           505,084                       505,084
                                                                                   ----------------------------------------------
                                                                                         2,318,191                     2,318,191
                                                                                   ----------------------------------------------
INDIA  4.8%
Bharat Heavy Electricals Ltd.            67,038                           67,038           241,309                       241,309
Colgate-Palmolive (India) Ltd.           44,994                           44,994           126,537                       126,537
Container Corp. of India Ltd.            60,500                           60,500           289,567                       289,567
Gujarat Ambuja Cements Ltd.              57,622                           57,622           196,299                       196,299
Hero Honda Motors Ltd.                   70,580                           70,580           399,487                       399,487
Hindalco Industries Ltd.                 17,500                           17,500           213,996                       213,996
Hindustan Lever Ltd.                     82,990                           82,990           314,566                       314,566
Hindustan Petroleum Corp., Ltd.          34,400                           34,400           206,579                       206,579
Housing Development Finance
   Corp., Ltd.                           31,780                           31,780           237,406                       237,406
India Info.com Private Co.,
   Ltd. (b)                              47,630                           47,630                 0                             0
Infosys Technologies Ltd.                 6,500                            6,500           646,767                       646,767
Mahanagar Telephone Nigam Ltd.           77,250                           77,250           152,808                       152,808
Morgan Stanley Growth Fund
   (a,d)                              2,815,167                        2,815,167           554,814                       554,814
Oil & Natural Gas Corp., Ltd.            27,500                           27,500           200,615                       200,615
Ranbaxy Laboratories Ltd.                26,520                           26,520           328,113                       328,113
Reliance Industries Ltd.                 10,000                           10,000           123,800                       123,800
Reliance Industries Ltd. GDR             23,250                           23,250           144,349                       144,349
State Bank of India Ltd. (b)            122,700                          122,700           742,572                       742,572
Steel Authority of India (a)            569,163                          569,163           121,667                       121,667
Tata Engineering & Locomotive
   (a)                                   46,000                           46,000           154,788                       154,788
Tata Iron & Steel Co., Ltd.              91,000                           91,000           287,518                       287,518
Wipro Ltd.                                2,600                            2,600            88,419                        88,419
Wipro Ltd. ADR                            4,700                            4,700           157,450                       157,450
                                                                                   ----------------------------------------------
                                                                                         5,929,426                     5,929,426
                                                                                   ----------------------------------------------
INDONESIA  2.7%
PT Astra International Tbk (a)        3,108,000                        3,108,000         1,093,877                     1,093,877
PT Bank Central Asia Tbk              1,624,000                        1,624,000           453,631                       453,631
PT Hanjya Mandala Sampoerna Tbk       1,177,000                        1,177,000           486,581                       486,581
PT Telekomunikasi Tbk                 2,371,500                        2,371,500         1,020,143                     1,020,143
Ramayana Lestari Santosa Tbk            965,500                          965,500           272,390                       272,390
                                                                                   ----------------------------------------------
                                                                                         3,326,622                     3,326,622
                                                                                   ----------------------------------------------
ISRAEL  2.2%
Check Point Software
   Technologies Ltd. (a)                 38,215                           38,215           495,649                       495,649
ECI Telecommunications Ltd. (a)          98,481                           98,481           199,916                       199,916
Elbit Systems Ltd.                            1                                1                16                            16
Teva Pharmaceutical
   Industries Ltd.                       12,740                           12,740           475,657                       475,657
Teva Pharmaceutical
   Industries Ltd. ADR                   40,592                           40,592         1,567,257                     1,567,257
                                                                                   ----------------------------------------------
                                                                                         2,738,495                     2,738,495
                                                                                   ----------------------------------------------
KOREA  16.5%
CS Home Shopping                         12,786                           12,786           456,008                       456,008
Daishin Securities Co., Ltd.             38,300                           38,300           461,776                       461,776
Humax Co., Ltd.                          23,850                           23,850           292,582                       292,582
Hyundai Marine & Fire Insurance
   Co., Ltd.                             11,280                           11,280           240,617                       240,617
Hyundai Mobis                            42,870                           42,870           787,965                       787,965
Hyundai Motor Co., Ltd.                  15,850                           15,850           370,842                       370,842
Kookmin Bank                              6,081                            6,081           215,338                       215,338
LG Chemical Ltd.                         19,990                           19,990           684,283                       684,283
LG Electronics, Inc. (a)                 28,449                           28,449           990,636                       990,636
LG Household & Health Care Ltd.          10,470                           10,470           331,919                       331,919
LG Securities Co.                        44,092                           44,092           494,434                       494,434
Pantech Co., Ltd. (a)                    26,480                           26,480           319,265                       319,265


VAN KAMPEN EMERGING MARKETS AND LATIN AMERICAN FUND
DECEMBER 31, 2002
(UNAUDITED)

                                                                        PROFORMA                                        PROFORMA
                                       EMERGING             LATIN       EMERGING          EMERGING            LATIN     EMERGING
                                        MARKETS          AMERICAN        MARKETS           MARKETS         AMERICAN      MARKETS
DESCRIPTION                              SHARES            SHARES         SHARES             VALUE            VALUE        VALUE
KOREA (Continued)
Pohang Iron & Steel Co., Ltd.
   (POSCO)                               19,216                           19,216         1,911,798                     1,911,798
Samsung Electronics Co.                  28,591                           28,591         7,569,305                     7,569,305
Samsung Securities Co., Ltd.
   (a)                                   31,960                           31,960           772,020                       772,020
Seoul Securities Co., Ltd.               75,740                           75,740           270,762                       270,762
Shinhan Financial Group Co.,
   Ltd.                                  88,430                           88,430           924,524                       924,524
Shinsegae Co., Ltd.                       2,510                            2,510           316,382                       316,382
SK Telecom Co., Ltd.                     13,650                           13,650         2,635,513                     2,635,513
Tong Yang Confectionery Corp.             7,620                            7,620           372,632                       372,632
                                                                                   ----------------------------------------------
                                                                                        20,418,601                    20,418,601
                                                                                   ----------------------------------------------
LUXEMBURG 0.5%
Quilmes Industrial S.A.
   ADR (a)                                                 17,297         17,297                            107,760      107,760
Tenaris S.A. (a)                                           24,495         24,495                            470,794      470,794
                                                                                   ----------------------------------------------
                                                                                                            578,554      578,554
                                                                                   ----------------------------------------------
MALAYSIA  3.3%
AMMB Holdings Bhd.                      256,000                          256,000           256,000                       256,000
Celcom Malaysia Bhd. (a)                994,000                          994,000           638,253                       638,253
Commerce Asset Holdings Bhd.,
   (b)                                  295,000                          295,000           251,526                       251,526
Gamuda Bhd.                             450,000                          450,000           651,316                       651,316
Magnum Corp., Bhd.                      691,000                          691,000           416,418                       416,418
Malayan Banking Bhd.                    428,000                          428,000           833,474                       833,474
Malaysian Pacific
   Industries Bhd.                       63,000                           63,000           230,447                       230,447
Public Bank Bhd.                        326,125                          326,125           194,817                       194,817
Resorts World Bhd.                      129,000                          129,000           317,408                       317,408
S P Setia Bhd.                          392,999                          392,999           253,381                       253,381
                                                                                   ----------------------------------------------
                                                                                         4,043,040                     4,043,040
                                                                                   ----------------------------------------------
MEXICO  16.0%
America Movil S.A. de C.V.,
   Class L ADR                          109,935           141,604        251,539         1,578,667        2,033,433    3,612,100
America Telecom S.A. de C.V.,
   Class A1 (a)                                            75,568         75,568                             44,452       44,452
Carso Global Telecom, Class
   A1 (a)                                                  73,668         73,668                             82,406       82,406
Cemex CPO                                                 162,005        162,005                            701,918      701,918
FEMSA                                    62,961           133,362        196,323           229,197          485,479      714,676
FEMSA ADR                                10,104            10,891         20,995           367,988          396,650      764,638
Grupo Aeroportuario de Sureste
   S.A. de  C.V. ADR                     14,850               300         15,150           174,488            3,525      178,013
Grupo Aeroportuario de Sureste
   S.A. de C.V., Class B (a)             77,100           203,600        280,700            85,501          225,786      311,287
Grupo Financiero BBVA Bancomer
   S.A. de C.V., Class B (a)          1,305,306         1,735,500      3,040,806           995,658        1,323,800    2,319,458
Grupo Financiero BBVA Bancomer
   ADR (a)                                4,000                            4,000            60,474                        60,474
Grupo Modelo S.A., Class C              197,900           308,602        506,502           486,639          758,857    1,245,496
Kimberly-Clark de Mexico S.A.,
   Class A                                                161,175        161,175                            373,018      373,018
Panamerican Beverages, Inc.,
   Class A                                                 10,810         10,810                            224,632      224,632
Telmex ADR                               81,491           114,806        196,297         2,606,082        3,671,496    6,277,578
Wal-Mart de Mexico S.A. de
   C.V. ADR                              12,480                           12,480           283,853                       283,853
Wal-Mart de Mexico S.A. de
   C.V., Class C                        180,389           377,137        557,526           350,863          733,544    1,084,407
Wal-Mart de Mexico S.A. de
   C.V., Class V                        304,228           329,066        633,294           698,228          755,233    1,453,461
                                                                                   ----------------------------------------------
                                                                                         7,917,638       11,814,229   19,731,867
                                                                                   ----------------------------------------------
PHILIPPINES  0.1%
Ayala Land, Inc.                      1,585,000                        1,585,000           135,089                       135,089
                                                                                   ----------------------------------------------
POLAND 1.7%
Bank Pekao S.A. (a)                      48,042                           48,042         1,185,680                     1,185,680
Bank Pekao S.A. GDR (a)                     294                              294             7,203                         7,203
Polski Koncern Naftowy Orlen             55,820                           55,820           258,035                       258,035
Polski Koncern Naftowy S.A.
   GDR                                   17,600                           17,600           161,920                       161,920
Telekomunikacja Polska S.A.
   (a)                                   26,148                           26,148            87,069                        87,069




VAN KAMPEN EMERGING MARKETS AND LATIN AMERICAN FUND
DECEMBER 31, 2002
(UNAUDITED)

                                                                        PROFORMA                                        PROFORMA
                                       EMERGING             LATIN       EMERGING          EMERGING            LATIN     EMERGING
                                        MARKETS          AMERICAN        MARKETS           MARKETS         AMERICAN      MARKETS
DESCRIPTION                              SHARES            SHARES         SHARES             VALUE            VALUE        VALUE
POLAND (Continued)
Telekomunikacja Polska S.A.
   GDR (a)                              114,666                          114,666           384,131                       384,131
                                                                                   ----------------------------------------------
                                                                                         2,084,038                     2,084,038
                                                                                   ----------------------------------------------
RUSSIA  4.7%
Gazprom ADR                              13,100                           13,100           154,580                       154,580
Lukoil Holding ADR                       25,686                           25,686         1,578,168                     1,578,168
MMC Norilsk Nickel ADR (a)               17,900                           17,900           361,942                       361,942
Mobile Telesystems (a)                   19,400                           19,400           720,516                       720,516
Mustcom Ltd. (b)                      8,129,780                        8,129,780         1,258,571                     1,258,571
Surgutneftegaz ADR                       42,220                           42,220           670,665                       670,665
Vimpel-Communications ADR (a)            10,000                           10,000           320,100                       320,100
Yukos ADR                                 5,394                            5,394           760,174                       760,174
                                                                                   ----------------------------------------------
                                                                                         5,824,716                     5,824,716
                                                                                   ----------------------------------------------
SOUTH AFRICA  10.7%
Anglo American Platinum Corp.,
   Ltd.                                  22,500                           22,500           829,590                       829,590
Anglo American Plc                      131,226                          131,226         1,949,727                     1,949,727
Anglo American Plc                      137,943                          137,943         2,036,029                     2,036,029
AngloGold Ltd.                            2,900                            2,900            98,297                        98,297
AngloGold Ltd. ADR                        7,196                            7,196           246,535                       246,535
Bidvest Group Ltd.                       74,250                           74,250           389,855                       389,855
FirstRand Ltd.                          920,060                          920,060           790,110                       790,110
Gold Fields Ltd.                         83,400                           83,400         1,166,753                     1,166,753
Gold Fields Ltd. ADR                      4,600                            4,600            64,216                        64,216
Impala Platinum Holdings Ltd.             6,515                            6,515           414,290                       414,290
Liberty Group Ltd.                       22,530                           22,530           143,663                       143,663
MTN Group Ltd. (a)                      119,910                          119,910           171,390                       171,390
Nedcor Ltd.                              14,800                           14,800           191,854                       191,854
Old Mutual Plc                          657,147                          657,147           931,392                       931,392
Old Mutual Plc                          179,900                          179,900           252,937                       252,937
Sanlam Ltd.                             371,160                          371,160           329,131                       329,131
Sappi Ltd.                               36,240                           36,240           484,159                       484,159
Sappi Ltd. ADR                            7,120                            7,120            94,126                        94,126
Sasol Ltd.                              107,302                          107,302         1,314,592                     1,314,592
Standard Bank Investment
   Corp., Ltd.                          365,710                          365,710         1,286,524                     1,286,524
                                                                                   ----------------------------------------------
                                                                                        13,185,170                    13,185,170
                                                                                   ----------------------------------------------


TAIWAN  11.3%
Accton Technology Corp. (a)             718,125                          718,125           735,741                       735,741
ASE Test Ltd. (a)                        28,500                           28,500           114,000                       114,000
Asustek Computer, Inc.                  220,413                          220,413           388,029                       388,029
Cathay Financial Holding Co.,
   Ltd.                                 339,000                          339,000           361,013                       361,013
Chinatrust Financial Holding
   Co. (a)                            1,821,785                        1,821,785         1,487,923                     1,487,923
CTCI Corp.                              277,000                          277,000           147,893                       147,893
Eva Airways Corp. (a)                 1,395,728                        1,395,728           590,113                       590,113
Formosa Chemicals & Fibre
   Corp.                                249,052                          249,052           264,505                       264,505
Formosa Plastics Corp.                  445,000                          445,000           585,628                       585,628
Hon Hai Precision Industry
   Co., Ltd.                            333,050                          333,050         1,153,420                     1,153,420
Largan Precision Co., Ltd.               56,100                           56,100           314,095                       314,095
Lite-On Technology Corp.                171,000                          171,000           192,961                       192,961
Novatek Microelectronics
   Corp., Ltd.                          151,400                          151,400           286,196                       286,196
Phoenixtec Power Co., Ltd.              408,000                          408,000           309,680                       309,680
Polaris Securities Co.,
   Ltd. (a)                             741,000                          741,000           258,762                       258,762
Premier Image Technology Corp.          369,000                          369,000           569,740                       569,740
Quanta Computer, Inc.                   481,938                          481,938           792,799                       792,799
Quanta Storage, Inc. (a)                 32,000                           32,000           215,180                       215,180
Siliconware Precision
   Industries Co. (a)                   835,521                          835,521           407,512                       407,512


VAN KAMPEN EMERGING MARKETS AND LATIN AMERICAN FUND
DECEMBER 31, 2002
(UNAUDITED)

                                                                        PROFORMA                                        PROFORMA
                                       EMERGING             LATIN       EMERGING          EMERGING            LATIN     EMERGING
                                        MARKETS          AMERICAN        MARKETS           MARKETS         AMERICAN      MARKETS
DESCRIPTION                              SHARES            SHARES         SHARES             VALUE            VALUE        VALUE
TAIWAN (Continued)
Sinopac Holdings Co. (a)              1,855,239                        1,855,239           779,040                       779,040
Taishin Financial Holdings
   Co., Ltd. (a)                      1,677,000                        1,677,000           861,489                       861,489
Taiwan Semiconductor
   Manufacturing Co., Ltd. (a)        2,280,432                        2,280,432         2,803,648                     2,803,648
United MicroElectronics Corp.,
   Ltd. (a)                             570,478                          570,478           347,391                       347,391
                                                                                   ----------------------------------------------
                                                                                        13,966,758                    13,966,758
                                                                                   ----------------------------------------------
THAILAND  2.2%
Advanced Information Services
   Public Co., Ltd.                     285,300                          285,300           236,482                       236,482
Bangkok Bank Public Co., Ltd.
   (a,b)                                641,800                          641,800           892,836                       892,836
BEC World Public Co., Ltd.
   (b)                                   41,800                           41,800           197,709                       197,709
Land & House Co., Ltd.                  128,800                          128,800           240,399                       240,399
Siam Cement Public Co., Ltd.
   (a)                                   27,700                           27,700           752,710                       752,710
Thai Farmers Bank Public Co.,
   LTD. (a,b)                           530,300                          530,300           368,862                       368,862
                                                                                   ----------------------------------------------
                                                                                         2,688,998                     2,688,998
                                                                                   ----------------------------------------------
TURKEY  2.1%
Akbank TAS (a)                      123,241,400                      123,241,400           408,330                       408,330
Akcansa Cimento                      21,998,000                       21,998,000           128,543                       128,543
Arcelik (a)                          27,803,000                       27,803,000           217,734                       217,734
Enka Insaat ve Sanayi A.S. (a)        6,816,237                        6,816,237           168,353                       168,353
Hurriyet Gazetecilik Ve Matb
   (a)                              114,334,860                      114,334,860           299,612                       299,612
KOC Holding A.S. (a)                 45,482,000                       45,482,000           472,629                       472,629
Turkcell Iletisim Hizmet A.S.
   (a)                               86,409,000                       86,409,000           504,920                       504,920
Turkiye Garanti Bankasi A.S.
   (a)                              208,132,000                      208,132,000           269,569                       269,569
Turkiye Is Bankasi, Class C (a)      55,385,000                       55,385,000           145,135                       145,135
                                                                                   ----------------------------------------------
                                                                                         2,614,825                     2,614,825
                                                                                   ----------------------------------------------
VENEZUELA  0.6%
CANTV ADR                                24,626            32,346         56,972           310,288          407,560      717,848
                                                                                   ----------------------------------------------
TOTAL COMMON STOCKS  96.5%
(Cost $113,536,666)                                                                     97,090,473       22,139,430  119,229,903
                                                                                   ----------------------------------------------


PREFERRED STOCKS  2.2%
BRAZIL  0.7%
Banco Nacional S.A. (a,b)            11,156,000         8,115,000     19,271,000                 0                0            0
Cia de Bebidas das Americas ADR          57,151                           57,151           889,270                       889,270
Lojas Arapua S.A. GDR 144A-
   Private Placement (a,b,c)         12,437,000        19,195,300     31,632,300                 0                0            0
                                                                                   ----------------------------------------------
                                                                                           889,270                0      889,270
                                                                                   ----------------------------------------------
KOREA  1.3%
Hyundai Motor Co., Ltd.                  26,640                           26,640           312,210                       312,210
Samsung Electronics Co.                   9,730                            9,730         1,230,555                     1,230,555
                                                                                   ----------------------------------------------
                                                                                         1,542,765                     1,542,765
                                                                                   ----------------------------------------------
RUSSIA  0.2%
Surgutneftegaz ADR                       12,808                           12,808           298,426                       298,426
                                                                                   ----------------------------------------------
TOTAL PREFERRED STOCKS
(Cost $3,576,870)                                                                        2,730,461                0    2,730,461
                                                                                   ----------------------------------------------
REPURCHASE AGREEMENT 0.3%
J.P. Morgan Securities Inc.
   ($381,000 par collateralized
   by U.S. Government
   obligations in a pooled cash
   account, dated 12/31/02, to
   be sold on 1/2/03 at
   $381,018)
(Cost $381,000)                                                                                              381,000      381,000
                                                                                   ----------------------------------------------
TOTAL INVESTMENTS  99.0%
(Cost $117,494,536)                                                                      99,820,934       22,520,430  122,341,364
FOREIGN CURRENCY  0.5%
(Cost $649,636)                                                                             604,275           46,363      650,638
OTHER ASSETS IN EXCESS OF
   LIABILITIES 0.5%                                                                         466,286          107,315      573,601
                                                                                   -----------------------------------------------
NET ASSETS 100.0%                                                                      $100,891,495       22,674,108  123,565,603
                                                                                   -----------------------------------------------


VAN KAMPEN EMERGING MARKETS AND LATIN AMERICAN FUND
DECEMBER 31, 2002
(UNAUDITED)



(a) Non-income producing security as this stock currently does not declare dividends.
(b) Security valued at fair value.
(c) 144A Securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
(d) The fund is advised by an affiliate which earns a management fee as adviser to the Fund.
ADR American Depositary Receipt
CPO Certificate of Participation
GDR Global Depositary Receipt

       VAN KAMPEN EMERGING MARKETS FUND - VAN KAMPEN LATIN AMERICAN FUND
             PROFORMA CONDENSED STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 2002
                                   (Unaudited)

                              Amounts in Thousands

                                                                                                                          Proforma
                                                                                   Emerging      Latin                    Emerging
                                                                                    Markets     American                   Markets
                                                                                     Fund         Fund      Adjustments     Fund
                                                                                  ----------   ----------   -----------   ---------
Total Investments (Cost of $96,860, $20,635  and
         $117,495 respectively) .................................................  $  99,821    $  22,521                $ 122,342
Foreign Currency (Cost of $603, $47, and $650, respectively) ....................        604           46                      650
Other Assets Less Liabilities ...................................................        466          107                      573
                                                                                   ---------    ---------   ---------    ---------
NET ASSETS ......................................................................  $ 100,891    $  22,674   $       0    $ 123,565
                                                                                   =========    =========   =========    =========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share) ...........................................  $ 193,435    $  59,605                $ 253,040
Net Unrealized Appreciation on Investments and Foreign Currency Transactions ....      2,963        1,882                    4,845
Accumulated Undistributed Net Investment Loss ...................................       (992)        (147)                  (1,139)
Accumulated Net Realized Loss ...................................................    (94,515)     (38,666)                (133,181)
                                                                                   ---------    ---------   ---------    ---------
NET ASSETS ......................................................................  $ 100,891    $  22,674   $       0    $ 123,565
                                                                                   =========    =========   =========    =========

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
     CLASS A
          Net Assets ............................................................     58,897       11,641                   70,538
          Shares Outstanding ....................................................      7,747        1,276         256        9,279
                                                                                   ---------    ---------                ---------
          Net Asset Value and Redemption Price Per Share ........................       7.60         9.13                     7.60
          Maximum Sales Charge (5.75%* of offering price) .......................       0.46         0.56                     0.46
                                                                                   ---------    ---------                ---------
          Maximum Offering Price to Public ......................................  $    8.06    $    9.69                $    8.06
                                                                                   =========    =========                =========
     CLASS B
          Net Assets ............................................................  $  28,270    $   7,485                $  35,755
          Shares Outstanding ....................................................      3,935          861         181        4,977
                                                                                   ---------    ---------                ---------
          Net Asset Value and Offering Price Per Share ..........................  $    7.18    $    8.69                $    7.18
                                                                                   =========    =========                =========

     CLASS C
          Net Assets ............................................................  $  13,724    $   3,548                $  17,272
          Shares Outstanding ....................................................      1,903          409          83        2,395
                                                                                   ---------    ---------                ---------
          Net Asset Value and Offering Price Per Share ..........................  $    7.21    $    8.69                $    7.21
                                                                                   =========    =========                =========


* ON SALES OF $50,000 OR MORE, THE SALES CHARGE WILL BE REDUCED.

(1) The pro forma statements presume the issuance by the Van Kampen Emerging Markets Fund of approximately 1,532,000 Class A shares, 1,042,000 Class B shares, and 492,000 Class C shares in exchange for the assets and liabilities of the Van Kampen Latin American Fund.

       VAN KAMPEN EMERGING MARKETS FUND - VAN KAMPEN LATIN AMERICAN FUND
                   PROFORMA CONDENSED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 2002
                                  (Unaudited)

                              Amounts in Thousands

                                                                                                                         Proforma
                                                                            Emerging         Latin                      Emerging
                                                                             Markets        American                     Markets
                                                                               Fund           Fund      Adjustments        Fund
                                                                           -----------    -----------   -----------    -----------
INVESTMENT INCOME:
    Dividends ..........................................................   $     2,261    $       978                  $     3,239
    Interest ...........................................................            56              7                           63
                                                                           -----------    -----------   -----------    -----------
           Total Income ................................................   $     2,317    $       985                  $     3,302
                                                                           -----------    -----------   -----------    -----------

EXPENSES:
    Investment Advisory Fee ............................................   $     1,524    $       374                        1,898
    All Other Expenses (1) .............................................         1,948            588   $      (136)         2,400
                                                                           -----------    -----------   -----------    -----------
      Total Expense ....................................................         3,472            962          (136)         4,298
      Investment Advisory Fee Reduction ................................           342            197          (136)           403
      Less Credits Earned on Cash Balances .............................             4              1                            5
                                                                           -----------    -----------   -----------    -----------
      Net Expenses .....................................................         3,126            764             0          3,890
                                                                           -----------    -----------   -----------    -----------
NET INVESTMENT INCOME ..................................................        ($ 809)   $       221   $         0    $      (588)
                                                                           ===========    ===========   ===========    ===========

REALIZED AND UNREALIZED GAIN/LOSS:
    Realized Gain/Loss:
     Investments .......................................................   $    (6,520)   $    (5,626)                 $   (12,146)
     Foreign Currency Transactions .....................................          (852)          (423)                      (1,275)
    Net Unrealized Appreciation/Depreciation During the Period .........            72         (1,494)                      (1,422)
                                                                           -----------    -----------   -----------    -----------
NET REALIZED AND UNREALIZED LOSS .......................................   $    (7,300)   $    (7,543)                 $   (14,843)
                                                                           ===========    ===========   ===========    ===========

NET DECREASE IN NET ASSETS FROM OPERATIONS .............................   $    (8,109)   $    (7,322)  $         0    $   (15,431)
                                                                           ===========    ===========   ===========    ===========


(1) Reflects the reduction in other operating expenses as a result of the elimination of certain duplicative expenses and the result of operating a larger, more efficient fund.

VAN KAMPEN EMERGING MARKETS AND ASIAN EQUITY FUND
DECEMBER 31, 2002
(UNAUDITED)

                                                                                 PROFORMA                                   PROFORMA
                                                       EMERGING       ASIAN      EMERGING      EMERGING         ASIAN       EMERGING
                                                        MARKETS      EQUITY       MARKETS       MARKETS        EQUITY        MARKETS
DESCRIPTION                                              SHARES      SHARES        SHARES         VALUE         VALUE          VALUE
COMMON STOCKS  97.6%
BRAZIL  2.4%
Aracruz Celulose S.A. ADR                                 3,400                     3,400        63,104                       63,104
Banco Bradesco S.A. ADR                                  13,388                    13,388       199,481                      199,481
Banco Itau S.A. ADR                                      20,216                    20,216       481,141                      481,141
Companhia Vale do Rio Doce (a)                            8,490                     8,490       245,446                      245,446
CVRD ADR                                                 38,497                    38,497     1,058,668                    1,058,668
Empresa Brasileira de Aeronautica S.A. ADR               24,577                    24,577       390,774                      390,774
Lojas Arupau S.A. GDR 144A Private
  Placement (a,b)                                        14,225                    14,225             0                            0
Petrobras S.A. ADR                                       45,784                    45,784       613,506                      613,506
Petroleo Brasileiro S.A. ADR                             37,506                    37,506       560,340                      560,340
Votorantim Celulose e Papel S.A. ADR                     11,200                    11,200       184,128                      184,128
                                                                                            ----------------------------------------
                                                                                              3,796,588                    3,796,588
                                                                                            ----------------------------------------
CHINA  3.455%
Byd Co., Ltd. (a)                                        95,000      66,000       161,000       191,255       132,872        324,127
China Mobile Ltd. (a)                                   759,000     577,000     1,336,000     1,805,405     1,372,488      3,177,893
China Shipping Development Co.                          320,000     209,000       529,000        66,884        43,684        110,568
China Southern Airlines Co., Ltd., Class H            2,072,000   1,000,000     3,072,000       557,953       269,282        827,235
Huaneng Power International, Inc., Class H              545,000     444,000       989,000       436,783       355,838        792,621
Yanzhou Coal Mining Co., Ltd., Class H                  460,000                   460,000       182,856                      182,856
                                                                                            ----------------------------------------
                                                                                              3,241,136     2,174,164      5,415,300
                                                                                            ----------------------------------------
CZECH REPUBLIC  0.2%
Komercni Banka A.S.                                       2,400                     2,400       165,894                      165,894
Komercni Banka A.S. ADR                                   4,700                     4,700       107,630                      107,630
                                                                                            ----------------------------------------
                                                                                                273,524                      273,524
                                                                                            ----------------------------------------
HONG KONG  9.4%
Cathay Pacific Airways Ltd.                                         269,000       269,000                     367,359        367,359
Cheung Kong Holdings Ltd.                                           222,000       222,000                   1,444,701      1,444,701
CNOOC Ltd.                                              899,000     367,500     1,266,500     1,170,077       478,313      1,648,390
Cosco Pacific Ltd.                                      322,000     196,000       518,000       264,256       160,851        425,107
Esprit Holdings Ltd.                                                328,000       328,000                     553,081        553,081
Henderson Land Development Co., Ltd.                                323,000       323,000                     969,186        969,186
Hong Kong Exchanges & Clearing Ltd.                                 274,000       274,000                     344,323        344,323
Hutchison Whampoa Ltd.                                              325,930       325,930                   2,039,544      2,039,544
Johnson Electric Holdings Ltd.                                      621,800       621,800                     681,719        681,719
Li & Fung Ltd.                                                      654,000       654,000                     620,581        620,581
QPL International Holdings Ltd. (a)                                 899,000       899,000                     195,973        195,973
Sinopec Shanghai Co., Ltd. (a)                        1,426,000   1,171,000     2,597,000       215,770       177,185        392,955
SmarTone Telecommunications Holdings Ltd.                           307,900       307,900                     343,493        343,493
Sun Hung Kai Properties Ltd.                                        285,000       285,000                   1,688,402      1,688,402
Swire Pacific Ltd., Class A                                         125,000       125,000                     477,656        477,656
Techtronic Industries Co., Ltd.                                     464,000       464,000                     440,290        440,290
Television Broadcasts Ltd.                                          128,000       128,000                     403,770        403,770
Texwinca Holdings Ltd.                                  354,000                   354,000       263,281                      263,281
TPV Technology Ltd.                                   1,180,000     991,000     2,171,000       363,946       305,653        669,599
Wharf Holdings Ltd.                                                 372,000       372,000                     701,212        701,212
                                                                                            ----------------------------------------
                                                                                              2,277,330    12,393,292     14,670,622
                                                                                            ----------------------------------------
HUNGARY  1.5%
Matav Rt.                                                66,519                    66,519       241,279                      241,279
Matav Rt. ADR                                            11,068                    11,068       197,010                      197,010
MOL Magyar Olaj-es Gazipari Rt.                          25,446                    25,446       593,993                      593,993
MOL Magyar Olaj-es Gazipari Rt. GDR (Registered)          7,023                     7,023       164,338                      164,338

VAN KAMPEN EMERGING MARKETS AND ASIAN EQUITY FUND
DECEMBER 31, 2002
(UNAUDITED)

                                                                                 PROFORMA       ASIAN                       PROFORMA
                                                       EMERGING       ASIAN      EMERGING      EMERGING         ASIAN       EMERGING
                                                        MARKETS    AMERICAN       MARKETS       MARKETS        EQUITY        MARKETS
DESCRIPTION                                               VALUE      SHARES        SHARES         VALUE         VALUE          VALUE
HUNGARY (Continued)
OTP Bank Rt.                                             62,678                    62,678       616,487                      616,487
OTP Bank Rt. GDR                                         25,704                    25,704       505,084                      505,084
                                                                                            ----------------------------------------
                                                                                              2,318,191                    2,318,191
                                                                                            ----------------------------------------
INDIA  3.8%
Bharat Heavy Electricals Ltd.                            67,038                    67,038       241,309                      241,309
Colgate-Palmolive (India) Ltd.                           44,994                    44,994       126,537                      126,537
Container Corp. of India Ltd.                            60,500                    60,500       289,567                      289,567
Gujarat Ambuja Cements Ltd.                              57,622                    57,622       196,299                      196,299
Hero Honda Motors Ltd.                                   70,580         500        71,080       399,487         2,830        402,317
Hindalco Industries Ltd.                                 17,500                    17,500       213,996                      213,996
Hindustan Lever Ltd.                                     82,990                    82,990       314,566                      314,566
Hindustan Petroleum Corp., Ltd.                          34,400                    34,400       206,579                      206,579
Housing Development Finance Corp., Ltd.                  31,780                    31,780       237,406                      237,406
India Info.com Private Co., Ltd. (b)                     47,630                    47,630             0                            0
Infosys Technologies Ltd.                                 6,500                     6,500       646,767                      646,767
Mahanagar Telephone Nigam Ltd.                           77,250                    77,250       152,808                      152,808
Morgan Stanley Growth Fund (a,d)                      2,815,167                 2,815,167       554,814                      554,814
Oil & Natural Gas Corp., Ltd.                            27,500                    27,500       200,615                      200,615
Ranbaxy Laboratories Ltd.                                26,520                    26,520       328,113                      328,113
Reliance Industries Ltd.                                 10,000                    10,000       123,800                      123,800
Reliance Industries Ltd. GDR                             23,250                    23,250       144,349                      144,349
State Bank of India Ltd. (b)                            122,700                   122,700       742,572                      742,572
Steel Authority of India (a)                            569,163                   569,163       121,667                      121,667
Tata Engineering & Locomotive (a)                        46,000                    46,000       154,788                      154,788
Tata Iron & Steel Co., Ltd.                              91,000                    91,000       287,518                      287,518
Wipro Ltd.                                                2,600                     2,600        88,419                       88,419
Wipro Ltd. ADR                                            4,700                     4,700       157,450                      157,450
                                                                                            ----------------------------------------
                                                                                              5,929,426         2,830      5,932,256
                                                                                            ----------------------------------------
INDONESIA  3.5%
PT Astra International Tbk (a)                        3,108,000   2,649,000     5,757,000     1,093,877       932,330      2,026,207
PT Bank Central Asia Tbk                              1,624,000     906,000     2,530,000       453,631       253,073        706,704
PT Bank Pan Indonesia Tbk (a)                                     2,624,000     2,624,000                      52,773         52,773
PT Hanjya Mandala Sampoerna Tbk                       1,177,000                 1,177,000       486,581                      486,581
PT Telekomunikasi Tbk                                 2,371,500   1,638,000     4,009,500     1,020,143       704,614      1,724,757
Ramayana Lestari Santosa Tbk                            965,500     926,000     1,891,500       272,390       261,246        533,636
                                                                                            ----------------------------------------
                                                                                              3,326,622     2,204,036      5,530,658
                                                                                            ----------------------------------------
ISRAEL  1.7%
Check Point Software Technologies Ltd. (a)               38,215                    38,215       495,649                      495,649
ECI Telecommunications Ltd. (a)                          98,481                    98,481       199,916                      199,916
Elbit Systems Ltd.                                            1                         1            16                           16
Teva Pharmaceutical Industries Ltd.                      12,740                    12,740       475,657                      475,657
Teva Pharmaceutical Industries Ltd. ADR                  40,592                    40,592     1,567,257                    1,567,257
                                                                                            ----------------------------------------
                                                                                              2,738,495                    2,738,495
                                                                                           ----------------------------------------
KOREA  23.5%
CS Home Shopping                                         12,786       9,381        22,167       456,008       334,570        790,578
Daishin Securities Co., Ltd.                             38,300      29,410        67,710       461,776       354,591        816,367
Humax Co., Ltd.                                          23,850      12,880        36,730       292,582       158,007        450,589
Hyundai Marine & Fire Insurance Co., Ltd.                11,280      11,380        22,660       240,617       242,750        483,367
Hyundai Mobis                                            42,870      49,630        92,500       787,965       912,216      1,700,181
Hyundai Motor Co., Ltd.                                  15,850       9,510        25,360       370,842       222,505        593,347
Kookmin Bank                                              6,081      10,995        17,076       215,338       389,351        604,689
LG Chemical Ltd.                                         19,990      13,990        33,980       684,283       478,896      1,163,179
LG Electronics, Inc. (a)                                 28,449      37,920        66,369       990,636     1,320,430      2,311,066
LG Household & Health Care Ltd.                          10,470                    10,470       331,919                      331,919
LG Securities Co.                                        44,092      31,378        75,470       494,434       351,863        846,297

VAN KAMPEN EMERGING MARKETS AND ASIAN EQUITY FUND
DECEMBER 31, 2002
(UNAUDITED)

                                                                                 PROFORMA                                   PROFORMA
                                                       EMERGING       ASIAN      EMERGING      EMERGING         ASIAN       EMERGING
                                                        MARKETS    AMERICAN       MARKETS       MARKETS        EQUITY        MARKETS
DESCRIPTION                                               VALUE      SHARES        SHARES         VALUE         VALUE          VALUE
KOREA (Continued)
Pantech Co., Ltd. (a)                                    26,480      20,030        46,510       319,265       241,498        560,763
Pohang Iron & Steel Co., Ltd. (POSCO)                    19,216      15,670        34,886     1,911,798     1,559,007      3,470,805
Samsung Electronics Co.                                  28,591      18,746        47,337     7,569,305     4,962,897     12,532,202
Samsung Securities Co., Ltd. (a)                         31,960      32,260        64,220       772,020       779,267      1,551,287
Seoul Securities Co., Ltd.                               75,740      54,510       130,250       270,762       194,867        465,629
Shinhan Financial Group Co., Ltd.                        88,430      76,490       164,920       924,524       799,693      1,724,217
Shinsegae Co., Ltd.                                       2,510       2,690         5,200       316,382       339,071        655,453
SK Telecom Co., Ltd.                                     13,650      11,940        25,590     2,635,513     2,305,350      4,940,863
Tong Yang Confectionery Corp.                             7,620       9,480        17,100       372,632       463,589        836,221
                                                                                            ----------------------------------------
                                                                                             20,418,601    16,410,418     36,829,019
                                                                                            ----------------------------------------
MALAYSIA  4.6%
AMMB Holdings Bhd.                                      256,000     217,000       473,000       256,000       217,000        473,000
Celcom Malaysia Bhd. (a)                                994,000     986,000     1,980,000       638,253       633,116      1,271,369
Commerce Asset Holdings Bhd., (b)                       295,000                   295,000       251,526                      251,526
Gamuda Bhd.                                             450,000     292,000       742,000       651,316       422,632      1,073,948
Magnum Corp., Bhd.                                      691,000     476,000     1,167,000       416,418       286,853        703,271
Malayan Banking Bhd.                                    428,000     325,600       753,600       833,474       634,063      1,467,537
Malaysian Pacific Industries Bhd.                        63,000                    63,000       230,447                      230,447
Public Bank Bhd.                                        326,125     526,750       852,875       194,817       314,664        509,481
Resorts World Bhd.                                      129,000     133,000       262,000       317,408       327,250        644,658
S P Setia Bhd.                                          392,999     225,499       618,498       253,381       145,387        398,768
Tanjong Public Co., Ltd.                                             72,000        72,000                     162,947        162,947
                                                                                            ----------------------------------------
                                                                                              4,043,040     3,143,912      7,186,952
                                                                                            ----------------------------------------
MEXICO  5.1%
America Movil S.A. de C.V., Class L ADR                 109,935                   109,935     1,578,667                    1,578,667
FEMSA                                                    62,961                    62,961       229,197                      229,197
FEMSA ADR                                                10,104                    10,104       367,988                      367,988
Grupo Aeroportuario del Sureste S.A. de C.V. (a)         77,100                    77,100        85,501                       85,501
Grupo Aeroportuario del Sureste S.A. de C.V. ADR         14,850                    14,850       174,488                      174,488
Grupo Financiero BBVA Bancomer, S.A. de S.V.,
  Class B (a)                                         1,305,306                 1,305,306       995,658                      995,658
Grupo Financiero BBVA Bancomer ADR (a)                    4,000                     4,000        60,474                       60,474
Grupo Modelo S.A., Class C                              197,900                   197,900       486,639                      486,639
Telmex ADR                                               81,491                    81,491     2,606,082                    2,606,082
Wal-Mart de Mexico S.A. de C.V. ADR                      12,480                    12,480       283,853                      283,853
Wal-Mart de Mexico S.A. de C.V., Class C                180,389                   180,389       350,863                      350,863
Wal-Mart de Mexico S.A. de C.V., Class V                304,228                   304,228       698,228                      698,228
                                                                                            ----------------------------------------
                                                                                              7,917,638                    7,917,638
                                                                                            ----------------------------------------
PHILIPPINES  0.2%
Ayala Land, Inc.                                      1,585,000   1,372,000     2,957,000       135,089       116,935        252,024
                                                                                            ----------------------------------------

POLAND 1.3%
Bank Pekao S.A. (a)                                      48,042                    48,042     1,185,680                    1,185,680
Bank Pekao S.A. GDR (a)                                     294                       294         7,203                        7,203
Polski Koncern Naftowy Orlen                             55,820                    55,820       258,035                      258,035
Polski Koncern Naftowy S.A. GDR                          17,600                    17,600       161,920                      161,920
Telekomunikacja Polska S.A. (a)                          26,148                    26,148        87,069                       87,069
Telekomunikacja Polska S.A. GDR (a)                     114,666                   114,666       384,131                      384,131
                                                                                            ----------------------------------------
                                                                                              2,084,038                    2,084,038
                                                                                            ----------------------------------------
RUSSIA  3.7%
Gazprom ADR                                              13,100                    13,100       154,580                      154,580
Lukoil Holding ADR                                       25,686                    25,686     1,578,168                    1,578,168
MMC Norilsk Nickel ADR (a)                               17,900                    17,900       361,942                      361,942
Mobile Telesystems (a)                                   19,400                    19,400       720,516                      720,516
Mustcom Ltd. (b)                                      8,129,780                 8,129,780     1,258,571                    1,258,571
Surgutneftegaz ADR                                       42,220                    42,220       670,665                      670,665
Vimpel-Communications ADR (a)                            10,000                    10,000       320,100                      320,100

VAN KAMPEN EMERGING MARKETS AND ASIAN EQUITY FUND
DECEMBER 31, 2002
(UNAUDITED)

                                                                                 PROFORMA                                   PROFORMA
                                                       EMERGING       ASIAN      EMERGING      EMERGING         ASIAN       EMERGING
                                                        MARKETS    AMERICAN       MARKETS       MARKETS        EQUITY        MARKETS
DESCRIPTION                                               VALUE      SHARES        SHARES         VALUE         VALUE          VALUE
RUSSIA (Continued)
Yukos ADR                                                 5,394                     5,394       760,174                      760,174
                                                                                            ----------------------------------------
                                                                                              5,824,716                    5,824,716
                                                                                            ----------------------------------------
SINGAPORE  4.1%
CapitaLand Ltd.                                                     883,000       883,000                     565,047        565,047
City Developments Ltd.                                               94,000        94,000                     225,435        225,435
DBS Group Holdings Ltd.                                             129,661       129,661                     822,248        822,248
Keppel Corp., Ltd.                                                  129,000       129,000                     275,164        275,164
Neptune Orient Lines Ltd. (a)                                     1,365,000     1,365,000                     723,971        723,971
Sembcorp Industries Ltd.                                            838,000       838,000                     379,240        379,240
Sembcorp Logistics Ltd.                                             187,600       187,600                     169,798        169,798
Singapore Airlines Ltd.                                             261,000       261,000                   1,534,763      1,534,763
United Overseas Bank Ltd.                                           117,156       117,156                     796,980        796,980
Venture Manufacturing Ltd.                                          115,800       115,800                     927,949        927,949
                                                                                            ----------------------------------------
                                                                                                            6,420,595      6,420,595
                                                                                            ----------------------------------------
SOUTH AFRICA  8.4%
Anglo American Platinum Corp., Ltd.                      22,500                    22,500       829,590                      829,590
Anglo American Plc                                      131,226                   131,226     1,949,727                    1,949,727
Anglo American Plc                                      137,943                   137,943     2,036,029                    2,036,029
AngloGold Ltd.                                            2,900                     2,900        98,297                       98,297
AngloGold Ltd. ADR                                        7,196                     7,196       246,535                      246,535
Bidvest Group Ltd.                                       74,250                    74,250       389,855                      389,855
FirstRand Ltd.                                          920,060                   920,060       790,110                      790,110
Gold Fields Ltd.                                         83,400                    83,400     1,166,753                    1,166,753
Gold Fields Ltd. ADR                                      4,600                     4,600        64,216                       64,216
Impala Platinum Holdings Ltd.                             6,515                     6,515       414,290                      414,290
Liberty Group Ltd.                                       22,530                    22,530       143,663                      143,663
MTN Group Ltd. (a)                                      119,910                   119,910       171,390                      171,390
Nedcor Ltd.                                              14,800                    14,800       191,854                      191,854
Old Mutual Plc                                          657,147                   657,147       931,392                      931,392
Old Mutual Plc                                          179,900                   179,900       252,937                      252,937
Sanlam Ltd.                                             371,160                   371,160       329,131                      329,131
Sappi Ltd.                                               36,240                    36,240       484,159                      484,159
Sappi Ltd. ADR                                            7,120                     7,120        94,126                       94,126
Sasol Ltd.                                              107,302                   107,302     1,314,592                    1,314,592
Standard Bank Investment Corp., Ltd.                    365,710                   365,710     1,286,524                    1,286,524
                                                                                            ----------------------------------------
                                                                                             13,185,170                   13,185,170
                                                                                            ----------------------------------------
TAIWAN  15.9%
Accton Technology Corp. (a)                             718,125     611,250     1,329,375       735,741       626,245      1,361,986
ASE Test Ltd. (a)                                        28,500      17,800        46,300       114,000        71,200        185,200
Asustek Computer, Inc.                                  220,413     189,173       409,586       388,029       333,032        721,061
Cathay Financial Holding Co., Ltd.                      339,000     237,000       576,000       361,013       252,390        613,403
Chinatrust Financial Holding Co. (a)                  1,821,785   1,238,285     3,060,070     1,487,923     1,011,355      2,499,278
CTCI Corp.                                              277,000     313,000       590,000       147,893       167,114        315,007
Eva Airways Corp. (a)                                 1,395,728   1,285,528     2,681,256       590,113       543,521      1,133,634
Formosa Chemicals & Fibre Corp.                         249,052     214,328       463,380       264,505       227,627        492,132
Formosa Plastics Corp.                                  445,000     297,000       742,000       585,628       390,857        976,485
Hon Hai Precision Industry Co., Ltd.                    333,050     267,250       600,300     1,153,420       925,541      2,078,961
Largan Precision Co., Ltd.                               56,100      38,200        94,300       314,095       213,876        527,971
Lite-On Technology Corp.                                171,000     155,000       326,000       192,961       174,906        367,867
Novatek Microelectronics Corp., Ltd.                    151,400     152,000       303,400       286,196       287,330        573,526
Phoenixtec Power Co., Ltd.                              408,000     332,000       740,000       309,680       251,994        561,674
Polaris Securities Co., Ltd. (a)                        741,000     797,000     1,538,000       258,762       278,317        537,079
Premier Image Technology Corp.                          369,000     395,000       764,000       569,740       609,885      1,179,625
Quanta Computer, Inc.                                   481,938     366,712       848,650       792,799       603,249      1,396,048

VAN KAMPEN EMERGING MARKETS AND ASIAN EQUITY FUND
DECEMBER 31, 2002
(UNAUDITED)

                                                                                 PROFORMA                                   PROFORMA
                                                       EMERGING       ASIAN      EMERGING      EMERGING         ASIAN       EMERGING
                                                        MARKETS    AMERICAN       MARKETS       MARKETS        EQUITY        MARKETS
DESCRIPTION                                               VALUE      SHARES        SHARES         VALUE         VALUE          VALUE
TAIWAN (Continued)
Quanta Storage, Inc. (a)                                 32,000      18,000        50,000       215,180       121,039        336,219
Siliconware Precision Industries Co. (a)                835,521     530,752     1,366,273       407,512       258,866        666,378
Sinopac Holdings Co. (a)                              1,855,239   1,420,964     3,276,203       779,040       596,682      1,375,722
Taishin Financial Holdings Co., Ltd. (a)              1,677,000   1,489,000     3,166,000       861,489       764,912      1,626,401
Taiwan Semiconductor Manufacturing Co., Ltd. (a)      2,280,432   1,531,413     3,811,845     2,803,648     1,882,776      4,686,424
United MicroElectronics Corp., Ltd. (a)                 570,478     581,823     1,152,301       347,391       354,299        701,690
                                                                                            ----------------------------------------
                                                                                             13,966,758    10,947,013     24,913,771
                                                                                            ----------------------------------------
THAILAND  3.0%
Advanced Information Services Public Co., Ltd.          285,300     251,900       537,200       236,482       208,797        445,279
Bangkok Bank Public Co., Ltd. (a,b)                     641,800     333,100       974,900       892,836       463,390      1,356,226
BEC World Public Co., Ltd. (b)                           41,800      36,800        78,600       197,709       174,060        371,769
Land & House Co., Ltd.                                  128,800      75,900       204,700       240,399       141,664        382,063
Siam Cement Public Co., Ltd. (a)                         27,700      24,400        52,100       752,710       663,037      1,415,747
Siam City Cement Public Co., Ltd. (b)                                51,133        51,133                     248,967        248,967
Thai Farmers Bank Public Co., Ltd.
  (a,b)                                                 530,300     253,700       784,000       368,862       176,466        545,328
                                                                                            ----------------------------------------
                                                                                              2,688,998     2,076,381      4,765,379
                                                                                            ----------------------------------------
TURKEY  1.7%
Akbank TAS (a)                                      123,241,400               123,241,400       408,330                      408,330
Akcansa Cimento                                      21,998,000                21,998,000       128,543                      128,543
Arcelik (a)                                          27,803,000                27,803,000       217,734                      217,734
Enka Insaat ve Sanayi A.S. (a)                        6,816,237                 6,816,237       168,353                      168,353
Hurriyet Gazetecilik Ve Matb (a)                    114,334,860               114,334,860       299,612                      299,612
KOC Holding A.S. (a)                                 45,482,000                45,482,000       472,629                      472,629
Turkcell Iletisim Hizmet A.S. (a)                    86,409,000                86,409,000       504,920                      504,920
Turkiye Garanti Bankasi A.S. (a)                    208,132,000               208,132,000       269,569                      269,569
Turkiye Is Bankasi, Class C (a)                      55,385,000                55,385,000       145,135                      145,135
                                                                                            ----------------------------------------
                                                                                              2,614,825                    2,614,825
                                                                                            ----------------------------------------
VENEZUELA  0.2%
CANTV ADR                                                24,626                    24,626       310,288                      310,288
                                                                                            ----------------------------------------
TOTAL COMMON STOCKS  97.6%
(Cost $143,707,436)                                                                          97,090,473    55,889,576    152,980,049
                                                                                            ----------------------------------------
PREFERRED STOCKS  2.5%
BRAZIL  0.5%
Banco Nacional S.A. (a,b)                            11,156,000                11,156,000             0                            0
Cia de Bebidas das Americas ADR                          57,151                    57,151       889,270                      889,270
Lojas Arapua S.A. GDR 144A-Private
  Placement (a,b,c)                                  12,437,000                12,437,000             0                            0
                                                                                            ----------------------------------------
                                                                                                889,270                      889,270
                                                                                            ----------------------------------------
KOREA  1.8%
Daishin Securities Co., Ltd.                                         36,410        36,410                     227,169        227,169
Hyundai Motor Co., Ltd.                                  26,640      28,620        55,260       312,210       335,415        647,625
Samsung Electronics Co.                                   9,730       5,720        15,450     1,230,555       723,410      1,953,965
                                                                                            ----------------------------------------
                                                                                              1,542,765     1,285,994      2,828,759
                                                                                            ----------------------------------------
RUSSIA  0.2%
Surgutneftegaz ADR                                       12,808                    12,808       298,426                      298,426
                                                                                            ----------------------------------------
TOTAL PREFERRED STOCKS
(Cost $4,307,657)                                                                             2,730,461     1,285,994      4,016,455
                                                                                            ----------------------------------------
REPURCHASE AGREEMENT 0.1%
J.P. Morgan Securities Inc. ($104,000 par
  collateralized by U.S. Government obligations
  in a pooled cash account, dated 12/31/02, to be
  sold on 1/2/03 at $104,005)
  (Cost $104,000)                                                                                             104,000        104,000
                                                                                            ----------------------------------------
TOTAL INVESTMENTS  100.2%
  (Cost $148,119,093)                                                                        99,820,934    57,279,570    157,100,504

VAN KAMPEN EMERGING MARKETS AND ASIAN EQUITY FUND
DECEMBER 31, 2002
(UNAUDITED)

                                                                                 PROFORMA                                   PROFORMA
                                                       EMERGING       ASIAN      EMERGING      EMERGING         ASIAN       EMERGING
                                                        MARKETS    AMERICAN       MARKETS       MARKETS        EQUITY        MARKETS
DESCRIPTION                                               VALUE      SHARES        SHARES         VALUE         VALUE          VALUE
FOREIGN CURRENCY  0.5%
(Cost $815,405)                                                                                 604,275       212,408        816,683
OTHER ASSETS IN EXCESS OF LIABILITIES -0.7%                                                     466,286    -1,665,574     -1,199,288
                                                                                           -----------------------------------------
NET ASSETS 100.0%                                                                          $100,891,495    55,826,404    156,717,899
                                                                                           =========================================

(a) Non-income producing security as this stock currently does not declare dividends.
(b) Security valued at fair value.
(c) 144A Securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
(d) The fund is advised by an affiliate which earns a management fee as adviser to the Fund.


ADR American Depositary Receipt
CPO Certificate of Participation
GDR Global Depositary Receipt.

        VAN KAMPEN EMERGING MARKETS FUND - VAN KAMPEN ASIAN EQUITY FUND
             PROFORMA CONDENSED STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 2002
                                   (Unaudited)

                              Amounts in Thousands


                                                                                                                          Proforma
                                                                                 Emerging                                 Emerging
                                                                                  Markets    Asian Equity                  Markets
                                                                                   Fund          Fund      Adjustments      Fund
                                                                                -----------  ------------  -----------   -----------
Total Investments (Cost of $96,860,$51,259 and
         $148,119, respectively) ..............................................  $  99,821    $  57,280                   $ 157,101
Foreign Currency (Cost of $603, $212 and $815, respectively) ..................        604          213                         817
Other Assets Less Liabilities .................................................        466       (1,666)                     (1,200)
                                                                                 ---------    ---------     ---------     ---------
NET ASSETS ....................................................................  $ 100,891    $  55,827     $       0     $ 156,718
                                                                                 =========    =========     =========     =========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share) .........................................  $ 193,435    $ 168,723                   $ 362,158
Net Unrealized Appreciation on Investments and Foreign Currency Transactions ..      2,963        6,009                       8,972
Accumulated Undistributed Net Investment Loss .................................       (992)        (423)                     (1,415)
Accumulated Net Realized Loss .................................................    (94,515)    (118,482)                   (212,997)
                                                                                 ---------    ---------     ---------     ---------
NET ASSETS ....................................................................  $ 100,891    $  55,827     $       0     $ 156,718
                                                                                 =========    =========     =========     =========

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
     CLASS A
          Net Assets ..........................................................  $  58,897    $  32,024                   $  90,921
          Shares Outstanding ..................................................      7,747        4,683          (470)       11,960
                                                                                 ---------    ---------                   ---------
          Net Asset Value and Redemption Price Per Share ......................       7.60         6.84                        7.60
          Maximum Sales Charge (5.75%* of offering price) .....................       0.46         0.42                        0.46
                                                                                 ---------    ---------                   ---------
          Maximum Offering Price to Public ....................................  $    8.06    $    7.26                   $    8.06
                                                                                 =========    =========                   =========

     CLASS B
          Net Assets ..........................................................  $  28,270    $  12,900                   $  41,170
          Shares Outstanding ..................................................      3,935        2,007          (210)        5,732
                                                                                 ---------    ---------                   ---------
          Net Asset Value and Offering Price Per Share ........................  $    7.18    $    6.43                   $    7.18
                                                                                 =========    =========                   =========

     CLASS C
          Net Assets ..........................................................  $  13,724    $  10,903                   $  24,627
          Shares Outstanding ..................................................      1,903        1,702          (190)        3,415
                                                                                 ---------    ---------                   ---------
          Net Asset Value and Offering Price Per Share ........................  $    7.21    $    6.41                   $    7.21
                                                                                 =========    =========                   =========


* ON SALES OF $50,000 OR MORE, THE SALES CHARGE WILL BE REDUCED.

(1) The pro forma statements presume the issuance by the Van Kampen Emerging Markets Fund of approximately 4,213,000 Class A shares, 1,797,000 Class B shares, and 1,512,000 Class C shares in exchange for the assets and liabilities of the Van Kampen Asian Equity Fund.

        VAN KAMPEN EMERGING MARKETS FUND - VAN KAMPEN ASIAN EQUITY FUND
                   PROFORMA CONDENSED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 2002
                                  (Unaudited)

                              Amounts in Thousands


                                                                                                                           Proforma
                                                                            Emerging                                       Emerging
                                                                             Markets    Asian Equity                        Markets
                                                                              Fund         Fund           Adjustments        Fund
                                                                            ---------   ------------      -----------      --------
INVESTMENT INCOME:
    Dividends ..........................................................    $  2,261      $  1,231                         $  3,492
    Interest ...........................................................          56            36                               92
                                                                            --------      --------          --------       --------
           Total Income ................................................    $  2,317      $  1,267                         $  3,584
                                                                            --------      --------          --------       --------

EXPENSES:
    Investment Advisory Fee ............................................    $  1,524      $    679               170          2,373
    All Other Expenses (1) .............................................       1,948         1,102          $   (208)         2,842
                                                                            --------      --------          --------       --------
      Total Expense ....................................................       3,472         1,781               (38)         5,215
      Investment Advisory Fee Reduction ................................         342           212               (38)           516
      Less Credits Earned on Cash Balances .............................           4             4                                8
                                                                            --------      --------          --------       --------
      Net Expenses .....................................................       3,126         1,565                 0          4,691
                                                                            --------      --------          --------       --------
NET INVESTMENT INCOME ..................................................    $   (809)     $   (298)         $      0       $ (1,107)
                                                                            ========      ========          ========       ========

REALIZED AND UNREALIZED GAIN/LOSS:
    Realized Gain/Loss:
     Investments .......................................................      (6,520)         (201)                          (6,721)
     Foreign Currency Transactions .....................................        (852)         (275)                          (1,127)
    Net Unrealized Appreciation/Depreciation During the Period .........          72        (5,811)                          (5,739)
                                                                            --------      --------          --------       --------
NET REALIZED AND UNREALIZED LOSS .......................................    $ (7,300)     $ (6,287)                        $(13,587)
                                                                            ========      ========          ========       ========

NET DECREASE IN NET ASSETS FROM OPERATIONS .............................    $ (8,109)     $ (6,585)         $      0       $(14,694)
                                                                            ========      ========          ========       ========


(1) Reflects the reduction in other operating expenses as a result of the elimination of certain duplicative expenses and the result of operating a larger, more efficient fund.

VAN KAMPEN EMERGING MARKETS, LATIN AMERICAN, AND ASIAN EQUITY FUND DECEMBER 31, 2002
(UNAUDITED)


                                                                      PROFORMA                                             PROFORMA
                                   EMERGING        LATIN      ASIAN   EMERGING      EMERGING        LATIN        ASIAN     EMERGING
                                    MARKETS     AMERICAN     EQUITY    MARKETS       MARKETS     AMERICAN       EQUITY      MARKETS
DESCRIPTION                          SHARES       SHARES     SHARES     SHARES         VALUE        VALUE        VALUE        VALUE
COMMON STOCKS  97.6%
BRAZIL  6.7%
Aracruz Celulose S.A. ADR             3,400       11,000                14,400        63,104      204,160                   267,264
Banco Bradesco S.A. ADR              13,388       30,566                43,954       199,481      455,433                   654,914
Banco Itau S.A. ADR                  20,216       24,262                44,478       481,141      577,436                 1,058,577
Brasil Telecom Participacoes
   S.A.                                           13,318                13,318                    336,280                   336,280
CEMIG ADR                                         31,673                31,673                    232,163                   232,163
Cia de Bebidas das Americas
   (AmBev) ADR                                    90,696                90,696                  1,411,230                 1,411,230
Cia Siderurgica Nacional ADR                      23,628                23,628                    338,826                   338,826
Cia Vale do Rio Doce (CVRD)                       31,997                31,997                        -0-                         0
Cia Vale do Rio Doce ADR (CVRD)
   (a)                                             9,490                 9,490                    274,356                   274,356
Companhia Vale do Rio Doce (a)        8,490                              8,490       245,446                                245,446
CVRD ADR                             38,497       45,083                83,580     1,058,668    1,239,782                 2,298,450
Empresa Brasileira de
   Aeronautica S.A. ADR              24,577       37,431                62,008       390,774      595,153                   985,927
Gerdau S.A. ADR                                   29,427                29,427                    261,900                   261,900
Lojas Arupau S.A. GDR 144A
   Private Placement (a,b)           14,225       10,410                24,635             0            0                         0
Pao de Acucar ADR                                  5,900                 5,900                     90,270                    90,270
Petrobras S.A. ADR                   45,784       63,693               109,477       613,506      853,486                 1,466,992
Petroleo Brasileiro S.A. ADR         37,506       68,134               105,640       560,340    1,017,922                 1,578,262
Tele Centro S.A. ADR                              39,200                39,200                    156,800                   156,800
Votorantim Celulose e Papel
   S.A. ADR                          11,200        9,232                20,432       184,128      151,774                   335,902
                                                                                ----------------------------------------------------
                                                                                   3,796,588    8,196,971                11,993,559
                                                                                ----------------------------------------------------
CHILE  0.6%
Banco de Chile                                    13,748                13,748                    219,281                   219,281
Banco Santiago S.A. ADR                           18,564                18,564                    345,847                   345,847
CCU ADR                                           33,506                33,506                    489,188                   489,188
D&S ADR                                            8,780                 8,780                     87,800                    87,800
                                                                                ----------------------------------------------------
                                                                                                1,142,116                 1,142,116
                                                                                ----------------------------------------------------
CHINA  3.0%
Byd Co., Ltd. (a)                    95,000                  66,000    161,000       191,255                   132,872      324,127
China Mobile Ltd. (a)               759,000                 577,000  1,336,000     1,805,405                 1,372,488    3,177,893
China Shipping Development Co.      320,000                 209,000    529,000        66,884                    43,684      110,568
China Southern Airlines Co.,
   Ltd., Class H                  2,072,000               1,000,000  3,072,000       557,953                   269,282      827,235
Huaneng Power International,
   Inc., Class H                    545,000                 444,000    989,000       436,783                   355,838      792,621
Yanzhou Coal Mining Co., Ltd.,
   Class H                          460,000                            460,000       182,856                                182,856
                                                                                ----------------------------------------------------
                                                                                   3,241,136                 2,174,164    5,415,300
                                                                                ----------------------------------------------------
CZECH REPUBLIC  0.2%
Komercni Banka A.S.                   2,400                              2,400       165,894                                165,894
Komercni Banka A.S. ADR               4,700                              4,700       107,630                                107,630
                                                                                ----------------------------------------------------
                                                                                     273,524                                273,524
                                                                                ----------------------------------------------------
HONG KONG  8.2%
Cathay Pacific Airways Ltd.                                 269,000    269,000                                 367,359      367,359
Cheung Kong Holdings Ltd.                                   222,000    222,000                               1,444,701    1,444,701
CNOOC Ltd.                          899,000                 367,500  1,266,500     1,170,077                   478,313    1,648,390
Cosco Pacific Ltd.                  322,000                 196,000    518,000       264,256                   160,851      425,107
Esprit Holdings Ltd.                                        328,000    328,000                                 553,081      553,081
Henderson Land Development Co.,
   Ltd.                                                     323,000    323,000                                 969,186      969,186
Hong Kong Exchanges & Clearing
   Ltd.                                                     274,000    274,000                                 344,323      344,323
Hutchison Whampoa Ltd.                                      325,930    325,930                               2,039,544    2,039,544
Johnson Electric Holdings Ltd.                              621,800    621,800                                 681,719      681,719
Li & Fung Ltd.                                              654,000    654,000                                 620,581      620,581
QPL International Holdings Ltd.
   (a)                                                      899,000    899,000                                 195,973      195,973
Sinopec Shanghai Co., Ltd. (a)    1,426,000               1,171,000  2,597,000       215,770                   177,185      392,955
SmarTone Telecommunications
   Holdings Ltd.                                            307,900    307,900                                 343,493      343,493
Sun Hung Kai Properties Ltd.                                285,000    285,000                               1,688,402    1,688,402
Swire Pacific Ltd., Class A                                 125,000    125,000                                 477,656      477,656
Techtronic Industries Co., Ltd.                             464,000    464,000                                 440,290      440,290
Television Broadcasts Ltd.                                  128,000    128,000                                 403,770      403,770
Texwinca Holdings Ltd.              354,000                            354,000       263,281                                263,281
TPV Technology Ltd.               1,180,000                 991,000  2,171,000       363,946                   305,653      669,599
Wharf Holdings Ltd.                                         372,000    372,000                                 701,212      701,212
                                                                                ----------------------------------------------------
                                                                                   2,277,330                12,393,292   14,670,622
                                                                                ----------------------------------------------------
HUNGARY  1.3%
Matav Rt.                            66,519                             66,519       241,279                                241,279


VAN KAMPEN EMERGING MARKETS, LATIN AMERICAN, AND ASIAN EQUITY FUND DECEMBER 31, 2002
(UNAUDITED)


                                                                      PROFORMA                                             PROFORMA
                                   EMERGING        LATIN      ASIAN   EMERGING      EMERGING        LATIN        ASIAN     EMERGING
                                    MARKETS     AMERICAN     EQUITY    MARKETS       MARKETS     AMERICAN       EQUITY      MARKETS
DESCRIPTION                          SHARES       SHARES     SHARES     SHARES         VALUE        VALUE        VALUE        VALUE
HUNGARY (Continued)
Matav Rt. ADR                        11,068                             11,068       197,010                                197,010
MOL Magyar Olaj-es Gazipari Rt.      25,446                             25,446       593,993                                593,993
MOL Magyar Olaj-es Gazipari Rt.
   GDR (Registered)                   7,023                              7,023       164,338                                164,338
OTP Bank Rt.                         62,678                             62,678       616,487                                616,487
OTP Bank Rt. GDR                     25,704                             25,704       505,084                                505,084
                                                                                ----------------------------------------------------
                                                                                   2,318,191                              2,318,191
                                                                                ----------------------------------------------------
INDIA  3.3%
Bharat Heavy Electricals Ltd.        67,038                             67,038       241,309                                241,309
Colgate-Palmolive (India) Ltd.       44,994                             44,994       126,537                                126,537
Container Corp. of India Ltd.        60,500                             60,500       289,567                                289,567
Gujarat Ambuja Cements Ltd.          57,622                             57,622       196,299                                196,299
Hero Honda Motors Ltd.               70,580                     500     71,080       399,487                     2,830      402,317
Hindalco Industries Ltd.             17,500                             17,500       213,996                                213,996
Hindustan Lever Ltd.                 82,990                             82,990       314,566                                314,566
Hindustan Petroleum Corp., Ltd.      34,400                             34,400       206,579                                206,579
Housing Development Finance
   Corp., Ltd.                       31,780                             31,780       237,406                                237,406
India Info.com Private Co.,
   Ltd. (b)                          47,630                             47,630             0                                      0
Infosys Technologies Ltd.             6,500                              6,500       646,767                                646,767
Mahanagar Telephone Nigam Ltd.       77,250                             77,250       152,808                                152,808
Morgan Stanley Growth Fund
   (a,d)                          2,815,167                          2,815,167       554,814                                554,814
Oil & Natural Gas Corp., Ltd.        27,500                             27,500       200,615                                200,615
Ranbaxy Laboratories Ltd.            26,520                             26,520       328,113                                328,113
Reliance Industries Ltd.             10,000                             10,000       123,800                                123,800
Reliance Industries Ltd. GDR         23,250                             23,250       144,349                                144,349
State Bank of India Ltd. (b)        122,700                            122,700       742,572                                742,572
Steel Authority of India (a)        569,163                            569,163       121,667                                121,667
Tata Engineering & Locomotive
   (a)                               46,000                             46,000       154,788                                154,788
Tata Iron & Steel Co., Ltd.          91,000                             91,000       287,518                                287,518
Wipro Ltd.                            2,600                              2,600        88,419                                 88,419
Wipro Ltd. ADR                        4,700                              4,700       157,450                                157,450
                                                                                ----------------------------------------------------
                                                                                   5,929,426                     2,830    5,932,256
                                                                                ----------------------------------------------------
INDONESIA  3.1%
PT Astra International Tbk (a)    3,108,000               2,649,000  5,757,000     1,093,877                   932,330    2,026,207
PT Bank Central Asia Tbk          1,624,000                 906,000  2,530,000       453,631                   253,073      706,704
PT Bank Pan Indonesia Tbk (a)                             2,624,000  2,624,000                                  52,773       52,773
PT Hanjya Mandala Sampoerna Tbk   1,177,000                          1,177,000       486,581                                486,581
PT Telekomunikasi Tbk             2,371,500               1,638,000  4,009,500     1,020,143                   704,614    1,724,757
Ramayana Lestari Santosa Tbk        965,500                 926,000  1,891,500       272,390                   261,246      533,636
                                                                                ----------------------------------------------------
                                                                                   3,326,622                 2,204,036    5,530,658
                                                                                ----------------------------------------------------
ISRAEL  1.5%
Check Point Software
   Technologies Ltd. (a)             38,215                             38,215       495,649                                495,649
ECI Telecommunications Ltd. (a)      98,481                             98,481       199,916                                199,916
Elbit Systems Ltd.                        1                                  1            16                                     16
Teva Pharmaceutical Industries
   Ltd.                              12,740                             12,740       475,657                                475,657
Teva Pharmaceutical Industries
   Ltd. ADR                          40,592                             40,592     1,567,257                              1,567,257
                                                                                ----------------------------------------------------
                                                                                   2,738,495                              2,738,495
                                                                                ----------------------------------------------------
KOREA  20.5%
CS Home Shopping                     12,786                   9,381     22,167       456,008                   334,570      790,578
Daishin Securities Co., Ltd.         38,300                  29,410     67,710       461,776                   354,591      816,367
Humax Co., Ltd.                      23,850                  12,880     36,730       292,582                   158,007      450,589
Hyundai Marine & Fire Insurance
   Co., Ltd.                         11,280                  11,380     22,660       240,617                   242,750      483,367
Hyundai Mobis                        42,870                  49,630     92,500       787,965                   912,216    1,700,181
Hyundai Motor Co., Ltd.              15,850                   9,510     25,360       370,842                   222,505      593,347
Kookmin Bank                          6,081                  10,995     17,076       215,338                   389,351      604,689
LG Chemical Ltd.                     19,990                  13,990     33,980       684,283                   478,896    1,163,179
LG Electronics, Inc. (a)             28,449                  37,920     66,369       990,636                 1,320,430    2,311,066
LG Household & Health Care Ltd.      10,470                             10,470       331,919                                331,919
LG Securities Co.                    44,092                  31,378     75,470       494,434                   351,863      846,297
Pantech Co., Ltd. (a)                26,480                  20,030     46,510       319,265                   241,498      560,763
Pohang Iron & Steel Co., Ltd.
   (POSCO)                           19,216                  15,670     34,886     1,911,798                 1,559,007    3,470,805
Samsung Electronics Co.              28,591                  18,746     47,337     7,569,305                 4,962,897   12,532,202
Samsung Securities Co., Ltd.(a)      31,960                  32,260     64,220       772,020                   779,267    1,551,287
Seoul Securities Co., Ltd.           75,740                  54,510    130,250       270,762                   194,867      465,629
Shinhan Financial Group Co.,
   Ltd.                              88,430                  76,490    164,920       924,524                   799,693    1,724,217
Shinsegae Co., Ltd.                   2,510                   2,690      5,200       316,382                   339,071      655,453
SK Telecom Co., Ltd.                 13,650                  11,940     25,590     2,635,513                 2,305,350    4,940,863
Tong Yang Confectionery Corp.         7,620                   9,480     17,100       372,632                   463,589      836,221

--------------------------------------------------------------------------------
VAN KAMPEN EMERGING MARKETS, LATIN AMERICAN, AND ASIAN EQUITY FUND
DECEMBER 31, 2002
(UNAUDITED)



                                                                      PROFORMA                                             PROFORMA
                                   EMERGING        LATIN      ASIAN   EMERGING      EMERGING        LATIN        ASIAN     EMERGING
                                    MARKETS     AMERICAN     EQUITY    MARKETS       MARKETS     AMERICAN       EQUITY      MARKETS
DESCRIPTION                          SHARES       SHARES     SHARES     SHARES         VALUE        VALUE        VALUE        VALUE
                                                                                ----------------------------------------------------
                                                                                  20,418,601                16,410,418   36,829,019
                                                                                ----------------------------------------------------
LUXEMBURG 0.3%
Quilmes Industrial S.A. ADR (a)                   17,297                17,297                    107,760                   107,760
Tenaris S.A. (a)                                  24,495                24,495                    470,794                   470,794
                                                                                ----------------------------------------------------
                                                                                                  578,554                   578,554
                                                                                ----------------------------------------------------
MALAYSIA  4.0%
AMMB Holdings Bhd.                  256,000                 217,000    473,000       256,000                   217,000      473,000
Celcom Malaysia Bhd. (a)            994,000                 986,000  1,980,000       638,253                   633,116    1,271,369
Commerce Asset Holdings Bhd.,
   (b)                              295,000                            295,000       251,526                                251,526
Gamuda Bhd.                         450,000                 292,000    742,000       651,316                   422,632    1,073,948
Magnum Corp., Bhd.                  691,000                 476,000  1,167,000       416,418                   286,853      703,271
Malayan Banking Bhd.                428,000                 325,600    753,600       833,474                   634,063    1,467,537
Malaysian Pacific Industries
   Bhd.                              63,000                             63,000       230,447                                230,447
Public Bank Bhd.                    326,125                 526,750    852,875       194,817                   314,664      509,481
Resorts World Bhd.                  129,000                 133,000    262,000       317,408                   327,250      644,658
S P Setia Bhd.                      392,999                 225,499    618,498       253,381                   145,387      398,768
Tanjong Public Co., Ltd.                                     72,000     72,000                                 162,947      162,947
                                                                                ----------------------------------------------------
                                                                                   4,043,040                 3,143,912    7,186,952
                                                                                ----------------------------------------------------
MEXICO  11.0%
America Movil S.A. de C.V.,
   Class L ADR                      109,935      141,604               251,539     1,578,667    2,033,433                 3,612,100
America Telecom S.A. de C.V.,
   Class A1 (a)                                   75,568                75,568                     44,452                    44,452
Carso Global Telecom, Class A1
   (a)                                            73,668                73,668                     82,406                    82,406
Cemex CPO                                        162,005               162,005                    701,918                   701,918
FEMSA                                62,961      133,362               196,323       229,197      485,479                   714,676
FEMSA ADR                            10,104       10,891                20,995       367,988      396,650                   764,638
Grupo Aeroportuario de Sureste
   S.A. de C.V. ADR                  14,850          300                15,150       174,488        3,525                   178,013
Grupo Aeroportuario de Sureste
   S.A. de C.V., Class B (a)         77,100      203,600               280,700        85,501      225,786                   311,287
Grupo Financiero BBVA Bancomer
   S.A. de C.V., Class B (a)      1,305,306    1,735,500             3,040,806       995,658    1,323,800                 2,319,458
Grupo Financiero BBVA Bancomer
   ADR (a)                            4,000                              4,000        60,474                                 60,474
Grupo Modelo S.A., Class C          197,900      308,602               506,902       486,639      758,857                 1,245,496
Kimberly-Clark de Mexico S.A.,
   Class A                                       161,175               161,175                    373,018                   373,018
Panamerican Beverages, Inc.,
   Class A                                        10,810                10,810                    224,632                   224,632
Telmex ADR                           81,491      114,806               196,297     2,606,082    3,671,496                 6,277,578
Wal-Mart de Mexico S.A. de
   C.V. ADR                          12,480                             12,480       283,853                                283,853
Wal-Mart de Mexico S.A. de
   C.V., Class C                    180,389      377,137               557,526       350,863      733,544                 1,084,407
Wal-Mart de Mexico S.A. de
   C.V., Class V                    304,228      329,066               633,294       698,228      755,233                 1,453,461
                                                                                ----------------------------------------------------
                                                                                   7,917,638   11,814,229                19,731,867
                                                                                ----------------------------------------------------
PHILIPPINES  0.1%
Ayala Land, Inc.                  1,585,000               1,372,000  2,957,000       135,089                   116,935      252,024
                                                                                ----------------------------------------------------
POLAND 1.2%
Bank Pekao S.A. (a)                  48,042                             48,042     1,185,680                              1,185,680
Bank Pekao S.A. GDR (a)                 294                                294         7,203                                  7,203
Polski Koncern Naftowy Orlen         55,820                             55,820       258,035                                258,035
Polski Koncern Naftowy S.A. GDR      17,600                             17,600       161,920                                161,920
Telekomunikacja Polska S.A. (a)      26,148                             26,148        87,069                                 87,069
Telekomunikacja Polska S.A.
   GDR (a)                          114,666                            114,666       384,131                                384,131
                                                                                ----------------------------------------------------
                                                                                   2,084,038                              2,084,038
                                                                                ----------------------------------------------------
RUSSIA  3.2%
Gazprom ADR                          13,100                             13,100       154,580                                154,580
Lukoil Holding ADR                   25,686                             25,686     1,578,168                              1,578,168
MMC Norilsk Nickel ADR (a)           17,900                             17,900       361,942                                361,942
Mobile Telesystems (a)               19,400                             19,400       720,516                                720,516
Mustcom Ltd. (b)                  8,129,780                          8,129,780     1,258,571                              1,258,571
Surgutneftegaz ADR                   42,220                             42,220       670,665                                670,665
Vimpel-Communications ADR (a)        10,000                             10,000       320,100                                320,100
Yukos ADR                             5,394                              5,394       760,174                                760,174
                                                                                ----------------------------------------------------
                                                                                   5,824,716                              5,824,716
                                                                                ----------------------------------------------------
SINGAPORE  3.6%
CapitaLand Ltd.                                             883,000    883,000                                 565,047      565,047
City Developments Ltd.                                       94,000     94,000                                 225,435      225,435
DBS Group Holdings Ltd.                                     129,661    129,661                                 822,248      822,248
Keppel Corp., Ltd.                                          129,000    129,000                                 275,164      275,164
Neptune Orient Lines Ltd. (a)                             1,365,000  1,365,000                                 723,971      723,971


VAN KAMPEN EMERGING MARKETS, LATIN AMERICAN, AND ASIAN EQUITY FUND DECEMBER 31, 2002
(UNAUDITED

                                                                      PROFORMA                                             PROFORMA
                                   EMERGING        LATIN      ASIAN   EMERGING      EMERGING        LATIN        ASIAN     EMERGING
                                    MARKETS     AMERICAN     EQUITY    MARKETS       MARKETS     AMERICAN       EQUITY      MARKETS
DESCRIPTION                          SHARES       SHARES     SHARES     SHARES         VALUE        VALUE        VALUE        VALUE
SINGAPORE (Continued)
Sembcorp Industries Ltd.                                    838,000    838,000                                 379,240      379,240
Sembcorp Logistics Ltd.                                     187,600    187,600                                 169,798      169,798
Singapore Airlines Ltd.                                     261,000    261,000                               1,534,763    1,534,763
United Overseas Bank Ltd.                                   117,156    117,156                                 796,980      796,980
Venture Manufacturing Ltd.                                  115,800    115,800                                 927,949      927,949
                                                                                ----------------------------------------------------
                                                                                                             6,420,595    6,420,595
                                                                                ----------------------------------------------------
SOUTH AFRICA  7.3%
Anglo American Platinum Corp.,
   Ltd.                              22,500                             22,500       829,590                                829,590
Anglo American Plc                  131,226                            131,226     1,949,727                              1,949,727
Anglo American Plc                  137,943                            137,943     2,036,029                              2,036,029
AngloGold Ltd.                        2,900                              2,900        98,297                                 98,297
AngloGold Ltd. ADR                    7,196                              7,196       246,535                                246,535
Bidvest Group Ltd.                   74,250                             74,250       389,855                                389,855
FirstRand Ltd.                      920,060                            920,060       790,110                                790,110
Gold Fields Ltd.                     83,400                             83,400     1,166,753                              1,166,753
Gold Fields Ltd. ADR                  4,600                              4,600        64,216                                 64,216
Impala Platinum Holdings Ltd.         6,515                              6,515       414,290                                414,290
Liberty Group Ltd.                   22,530                             22,530       143,663                                143,663
MTN Group Ltd. (a)                  119,910                            119,910       171,390                                171,390
Nedcor Ltd.                          14,800                             14,800       191,854                                191,854
Old Mutual Plc                      657,147                            657,147       931,392                                931,392
Old Mutual Plc                      179,900                            179,900       252,937                                252,937
Sanlam Ltd.                         371,160                            371,160       329,131                                329,131
Sappi Ltd.                           36,240                             36,240       484,159                                484,159
Sappi Ltd. ADR                        7,120                              7,120        94,126                                 94,126
Sasol Ltd.                          107,302                            107,302     1,314,592                              1,314,592
Standard Bank Investment
   Corp., Ltd.                      365,710                            365,710     1,286,524                              1,286,524
                                                                                ----------------------------------------------------
                                                                                  13,185,170                             13,185,170
                                                                                ----------------------------------------------------


TAIWAN  13.9%
Accton Technology Corp. (a)         718,125                 611,250  1,329,375       735,741                   626,245    1,361,986
ASE Test Ltd. (a)                    28,500                  17,800     46,300       114,000                    71,200      185,200
Asustek Computer, Inc.              220,413                 189,173    409,586       388,029                   333,032      721,061
Cathay Financial Holding
   Co., Ltd.                        339,000                 237,000    576,000       361,013                   252,390      613,403
Chinatrust Financial Holding
   Co. (a)                        1,821,785               1,238,285  3,060,070     1,487,923                 1,011,355    2,499,278
CTCI Corp.                          277,000                 313,000    590,000       147,893                   167,114      315,007
Eva Airways Corp. (a)             1,395,728               1,285,528  2,681,256       590,113                   543,521    1,133,634
Formosa Chemicals & Fibre Corp.     249,052                 214,328    463,380       264,505                   227,627      492,132
Formosa Plastics Corp.              445,000                 297,000    742,000       585,628                   390,857      976,485
Hon Hai Precision Industry
   Co., Ltd.                        333,050                 267,250    600,300     1,153,420                   925,541    2,078,961
Largan Precision Co., Ltd.           56,100                  38,200     94,300       314,095                   213,876      527,971
Lite-On Technology Corp.            171,000                 155,000    326,000       192,961                   174,906      367,867
Novatek Microelectronics
   Corp., Ltd.                      151,400                 152,000    303,400       286,196                   287,330      573,526
Phoenixtec Power Co., Ltd.          408,000                 332,000    740,000       309,680                   251,994      561,674
Polaris Securities Co.,
   Ltd. (a)                         741,000                 797,000  1,538,000       258,762                   278,317      537,079
Premier Image Technology Corp.      369,000                 395,000    764,000       569,740                   609,885    1,179,625
Quanta Computer, Inc.               481,938                 366,712    848,650       792,799                   603,249    1,396,048
Quanta Storage, Inc. (a)             32,000                  18,000     50,000       215,180                   121,039      336,219
Siliconware Precision
   Industries Co. (a)               835,521                 530,752  1,366,273       407,512                   258,866      666,378
Sinopac Holdings Co. (a)          1,855,239               1,420,964  3,276,203       779,040                   596,682    1,375,722
Taishin Financial Holdings Co.,
   Ltd. (a)                       1,677,000               1,489,000  3,166,000       861,489                   764,912    1,626,401
Taiwan Semiconductor
   Manufacturing Co., Ltd. (a)    2,280,432               1,531,413  3,811,845     2,803,648                 1,882,776    4,686,424
United MicroElectronics Corp.,
   Ltd. (a)                         570,478                 581,823  1,152,301       347,391                   354,299      701,690
                                                                                ----------------------------------------------------
                                                                                  13,966,758                10,947,013   24,913,771
                                                                                ----------------------------------------------------
THAILAND  2.7%
Advanced Information Services
   Public Co., Ltd.                 285,300                 251,900    537,200       236,482                   208,797      445,279
Bangkok Bank Public Co., Ltd.
   (a,b)                            641,800                 333,100    974,900       892,836                   463,390    1,356,226
BEC World Public Co., Ltd.
   (b)                               41,800                  36,800     78,600       197,709                   174,060      371,769
Land & House Co., Ltd.              128,800                  75,900    204,700       240,399                   141,664      382,063
Siam Cement Public Co.,
   Ltd. (a)                          27,700                  24,400     52,100       752,710                   663,037    1,415,747
Siam City Cement Public Co.,
   Ltd. (b)                                                  51,133     51,133                                 248,967      248,967
Thai Farmers Bank Public Co.,
   Ltd. (a,b)                       530,300                 253,700    784,000       368,862                   176,466      545,328
                                                                                ----------------------------------------------------
                                                                                   2,688,998                 2,076,381    4,765,379
                                                                                ----------------------------------------------------
TURKEY  1.5%
Akbank TAS (a)                  123,241,400                        123,241,400       408,330                                408,330
Akcansa Cimento                  21,998,000                         21,998,000       128,543                                128,543

VAN KAMPEN EMERGING MARKETS, LATIN AMERICAN, AND ASIAN EQUITY FUND DECEMBER 31, 2002
(UNAUDITED)

                                                                      PROFORMA                                             PROFORMA
                                   EMERGING        LATIN      ASIAN   EMERGING      EMERGING        LATIN        ASIAN     EMERGING
                                    MARKETS     AMERICAN     EQUITY    MARKETS       MARKETS     AMERICAN       EQUITY      MARKETS
DESCRIPTION                          SHARES       SHARES     SHARES     SHARES         VALUE        VALUE        VALUE        VALUE
Turkey (Continued)
Arcelik (a)                      27,803,000                         27,803,000       217,734                                217,734
Enka Insaat ve Sanayi A.S. (a)    6,816,237                          6,816,237       168,353                                168,353
Hurriyet Gazetecilik Ve
   Matb (a)                     114,334,860                        114,334,860       299,612                                299,612
KOC Holding A.S. (a)             45,482,000                         45,482,000       472,629                                472,629
Turkcell Iletisim Hizmet
   A.S. (a)                      86,409,000                         86,409,000       504,920                                504,920
Turkiye Garanti Bankasi
   A.S. (a)                     208,132,000                        208,132,000       269,569                                269,569
Turkiye Is Bankasi, Class C (a)  55,385,000                         55,385,000       145,135                                145,135
                                                                                ----------------------------------------------------
                                                                                   2,614,825                              2,614,825
                                                                                ----------------------------------------------------
VENEZUELA  0.4%
CANTV ADR                            24,626       32,346                56,972       310,288      407,560                   717,848
                                                                                ----------------------------------------------------
TOTAL COMMON STOCKS  97.6%
(Cost $163,605,930)                                                               97,090,473   22,139,430   55,889,576  175,119,479
                                                                                ----------------------------------------------------

PREFERRED STOCKS  2.2%
BRAZIL  0.5%
Banco Nacional S.A. (a,b)        11,156,000    8,115,000            19,271,000             0            0                         0
Cia de Bebidas das Americas ADR      57,151                             57,151       889,270                                889,270
Lojas Arapua S.A. GDR
   144A-Private Placement
   (a,b,c)                       12,437,000   19,195,300            31,632,300             0            0                         0
                                                                                ----------------------------------------------------
                                                                                     889,270            0                   889,270
                                                                                ----------------------------------------------------
KOREA  1.576%
Daishin Securities Co., Ltd.                                 36,410     36,410                                 227,169      227,169
Hyundai Motor Co., Ltd.              26,640                  28,620     55,260       312,210                   335,415      647,625
Samsung Electronics Co.               9,730                   5,720     15,450     1,230,555                   723,410    1,953,965
                                                                                ----------------------------------------------------
                                                                                   1,542,765                 1,285,994    2,828,759
                                                                                ----------------------------------------------------
RUSSIA  0.2%
Surgutneftegaz ADR                   12,808                             12,808       298,426                                298,426
                                                                                ----------------------------------------------------
TOTAL PREFERRED STOCKS
(Cost $4,663,131)                                                                  2,730,461            0    1,285,994    4,016,455
                                                                                ----------------------------------------------------
REPURCHASE AGREEMENT 0.3%
J.P. Morgan Securities Inc.
   ($485,000 par collateralized
   by U.S. Government
   obligations in a pooled cash
   account, dated 12/31/02, to
   be sold on 1/2/03 at
   $485,023)
(Cost $485,000)                                                                                   381,000      104,000      485,000
                                                                                ----------------------------------------------------
TOTAL INVESTMENTS  100.1%
(Cost $168,754,061)                                                               99,820,934   22,520,430   57,279,570  179,620,934
FOREIGN CURRENCY  0.5%
(Cost $861,959)                                                                      604,275       46,363      212,408      863,046
OTHER ASSETS IN EXCESS OF
   LIABILITIES  -0.6%                                                                466,286      107,315   -1,665,574   -1,091,973
                                                                                ----------------------------------------------------
NET ASSETS 100.0%                                                               $100,891,495   22,674,108   55,826,404  179,392,007
                                                                                ----------------------------------------------------


(a) Non-income producing security as this stock currently does not declare dividends.
(b) Security valued at fair value.
(c) 144A Securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
(d) The fund is advised by an affiliate which earns a management fee as adviser to the Fund.
ADR American Depositary Receipt
CPO Certificate of Participation
GDR Global Depositary Receipt

              VAN KAMPEN EMERGING MARKETS FUND - VAN KAMPEN LATIN
                  AMERICAN FUND - VAN KAMPEN ASIAN EQUITY FUND
             PROFORMA CONDENSED STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 2002
                                  (Unaudited)

                            Amounts in Thousands



                                                                                                                          Proforma
                                                                          Emerging     Latin        Asian                 Emerging
                                                                           Markets    American     Equity                  Markets
                                                                            Fund        Fund        Fund     Adjustments    Fund
                                                                         ----------  ----------  ----------  -----------  --------
Total Investments (Cost of  $20,635, $96,860, $51,259, and
         $168,754, respectively) .......................................  $  99,821   $  22,521   $  57,280               $ 179,622
Foreign Currency (Cost of $47, $603, $212, and $862, respectively) .....        604          46         213                     863
Other Assets Less Liabilities ..........................................        466         107      (1,666)                 (1,093)
                                                                          ---------   ---------   ---------   ---------   ---------
NET ASSETS .............................................................  $ 100,891   $  22,674   $  55,827   $       0   $ 179,392
                                                                          =========   =========   =========   =========   =========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share) ..................................  $ 193,435   $  59,605   $ 168,723               $ 421,763
Net Unrealized Appreciation on Investments and Foreign Currency               2,963       1,882       6,009                  10,854
  Transactions Accumulated Undistributed Net Investment Loss ...........       (992)       (147)       (423)                 (1,562)
Accumulated Net Realized Loss ..........................................    (94,515)    (38,666)   (118,482)               (251,663)
                                                                          ---------   ---------   ---------   ---------   ---------
NET ASSETS .............................................................  $ 100,891   $  22,674   $  55,827   $       0   $ 179,392
                                                                          =========   =========   =========   =========   =========

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
     CLASS A
          Net Assets ...................................................  $  58,897   $  11,641   $  32,024               $ 102,562
          Shares Outstanding ...........................................      7,747       1,276       4,683        (214)     13,492
                                                                          ---------   ---------   ---------               ---------
          Net Asset Value and Redemption Price Per Share ...............       7.60        9.13        6.84                    7.60
          Maximum Sales Charge (5.75%* of offering price) ..............       0.46        0.56        0.42                    0.46
                                                                          ---------   ---------   ---------               ---------
          Maximum Offering Price to Public .............................  $    8.06   $    9.69   $    7.26               $    8.06
                                                                          =========   =========   =========               =========

     CLASS B
          Net Assets ...................................................  $  28,270   $   7,485   $  12,900               $  48,655
          Shares Outstanding ...........................................      3,935         861       2,007         (29)      6,774
                                                                          ---------   ---------   ---------               ---------
          Net Asset Value and Offering Price Per Share .................  $    7.18   $    8.69   $    6.43               $    7.18
                                                                          =========   =========   =========               =========

     CLASS C
          Net Assets ...................................................  $  13,724   $   3,548   $  10,903               $  28,175
          Shares Outstanding ...........................................      1,903         409       1,702        (106)      3,908
                                                                          ---------   ---------   ---------               ---------
          Net Asset Value and Offering Price Per Share .................  $    7.21   $    8.69   $    6.41               $    7.21
                                                                          =========   =========   =========               =========


* ON SALES OF $50,000 OR MORE, THE SALES CHARGE WILL BE REDUCED.

(1) The pro forma statements presume the issuance by the Van Kampen Emerging Markets Fund of approximately 5,745,000 Class A shares, 2,839,000 Class B shares, and 2,005,000 Class C shares in exchange for the assets and liabilities of the Van Kampen Asian Equity Fund and Van Kampen Latin American Fund.

              VAN KAMPEN EMERGING MARKETS FUND - VAN KAMPEN LATIN
                  AMERICAN FUND - VAN KAMPEN ASIAN EQUITY FUND
                   PROFORMA CONDENSED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 2002
                                  (Unaudited)

                              Amounts in Thousands


                                                                                                                          Proforma
                                                                          Emerging     Latin        Asian                 Emerging
                                                                           Markets    American     Equity                  Markets
                                                                            Fund        Fund        Fund     Adjustments    Fund
                                                                          --------    --------    --------   -----------  --------
INVESTMENT INCOME:
    Dividends ..........................................................  $  2,261    $    978    $  1,231                $  4,470
    Interest ...........................................................        56           7          36                      99
                                                                          --------    --------    --------    --------    --------
           Total Income ................................................  $  2,317    $    985    $  1,267                $  4,569
                                                                          --------    --------    --------    --------    --------

EXPENSES:
    Investment Advisory Fee ............................................  $  1,524    $    374    $    679         170       2,747
    All Other Expenses (1) .............................................     1,948         588       1,102    $   (326)      3,312
                                                                          --------  -----------------------   --------    --------
      Total Expense ....................................................     3,472         962       1,781        (156)      6,059
      Investment Advisory Fee Reduction ................................       342         197         212        (156)        595
      Less Credits Earned on Cash Balances .............................         4           1           4                       9
                                                                          --------    --------    --------    --------    --------
      Net Expenses .....................................................     3,126         764       1,565           0       5,455
                                                                          --------    --------    --------    --------    --------
NET INVESTMENT INCOME ..................................................  $   (809)   $    221    $   (298)   $      0    $   (886)
                                                                          ========    ========    ========    ========    ========

REALIZED AND UNREALIZED GAIN/LOSS:
    Realized Gain/Loss:
     Investments .......................................................    (6,520)     (5,626)       (201)                (12,347)
     Foreign Currency Transactions .....................................      (852)       (423)       (275)                 (1,550)
    Net Unrealized Appreciation/Depreciation During the Period .........        72      (1,494)     (5,811)                 (7,233)
                                                                          --------    --------    --------    --------    --------
NET REALIZED AND UNREALIZED LOSS .......................................  $ (7,300)   $ (7,543)   $ (6,287)               $(21,130)
                                                                          ========    ========    ========    ========    ========

NET DECREASE IN NET ASSETS FROM OPERATIONS .............................  $ (8,109)   $ (7,322)   $ (6,585)   $      0    $(22,016)
                                                                          ========    ========    ========    ========    ========


(1) Reflects the reduction in other operating expenses as a result of the elimination of certain duplicative expenses and the result of operating a larger, more efficient fund.